UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Bond Fund	1.77%	1.61%	1.09%
Institutional Class	1.88%	1.71%	1.19%

 A From March 3, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Bond Fund, a class of the fund, on March 3, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$11,089	Fidelity® Conservative Income Bond Fund
$10,731	Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year, the fund’s share classes posted gains in the range of about 1.8% to 1.9%, slightly topping, net of fees, the 1.51% advance of the benchmark, the Bloomberg Barclays U.S. 3-6 Month Treasury Bills Index, and roughly matching the Lipper peer group average. Sector allocations aided the fund’s return versus the benchmark, including the decision to overweight, on average, corporate bonds and underweight U.S. Treasury securities. Within corporates, holding the bonds of high-quality banking companies helped notably. Positioning among the debt of industrial firms – mainly a combination of the bonds of communications, energy and certain consumer-related companies – also added value. Elsewhere, a small position among natural-gas utility companies contributed to a small degree. Conversely, the fund’s cash holdings, representing about 9% of assets, on average, hurt on a relative basis, as did positioning along the yield curve. As of August 31, the co-managers remained selective in an environment of tighter spreads, lower yields, and market risks related to the continuing coronavirus pandemic and the upcoming U.S. elections.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:   On October 1, 2020, David DeBiase assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 08/31/2020
0-30	24.7%
31-90	19.4%
91-180	8.9%
181-397	17.7%
> 397	29.4%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	63.4%
U.S. Government and U.S. Government Agency Obligations	8.7%
Other Investments	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	23.2%

 * Foreign investments - 22.0%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 63.4%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.0%
Entertainment - 0.1%
The Walt Disney Co. 3 month U.S. LIBOR + 0.250% 0.6% 9/1/21 (a)(b)	$13,055,000	$13,077,903
Media - 0.7%
Comcast Corp. 3 month U.S. LIBOR + 0.330% 0.6261% 10/1/20 (a)(b)	17,864,000	17,869,910
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.7205% 3/4/22 (a)(b)	69,500,000	69,580,499
		87,450,409
Wireless Telecommunication Services - 0.2%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.9064% 3/22/22 (a)(b)	16,075,000	16,181,851

TOTAL COMMUNICATION SERVICES		116,710,163

CONSUMER DISCRETIONARY - 2.9%
Automobiles - 2.5%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.210% 0.4669% 2/12/21 (a)(b)	78,600,000	78,646,325
3 month U.S. LIBOR + 0.280% 0.5518% 10/19/20 (a)(b)	45,850,000	45,857,202
3.15% 1/8/21	9,221,000	9,307,915
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.410% 0.6763% 4/12/21 (a)(b)(c)	40,000,000	40,047,840
3 month U.S. LIBOR + 0.500% 0.7535% 8/13/21 (a)(b)(c)	20,600,000	20,620,912
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.670% 0.919% 11/5/21 (a)(b)(c)	2,520,000	2,521,179
3 month U.S. LIBOR + 0.900% 1.1801% 2/15/22 (a)(b)(c)	59,950,000	60,100,183
General Motors Financial Co., Inc. 3 month U.S. LIBOR + 0.850% 1.1184% 4/9/21 (a)(b)	18,945,000	18,941,025
Volkswagen Group of America Finance LLC:
3 month U.S. LIBOR + 0.770% 1.0235% 11/13/20 (a)(b)(c)	15,000,000	15,018,989
2.5% 9/24/21 (c)	17,467,000	17,822,089
		308,883,659
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp. 2.05% 4/23/22	45,625,000	46,780,463

TOTAL CONSUMER DISCRETIONARY		355,664,122

CONSUMER STAPLES - 1.3%
Beverages - 0.3%
The Coca-Cola Co.:
1.55% 9/1/21	12,500,000	12,654,240
3.15% 11/15/20	18,684,000	18,796,188
		31,450,428
Food & Staples Retailing - 0.2%
Walmart, Inc. 3.125% 6/23/21	19,800,000	20,268,795
Food Products - 0.2%
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (a)(b)	25,059,000	25,124,363
Tobacco - 0.6%
Philip Morris International, Inc.:
1.875% 2/25/21	72,008,000	72,501,455
4.125% 5/17/21	5,357,000	5,495,403
		77,996,858

TOTAL CONSUMER STAPLES		154,840,444

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
BP Capital Markets PLC:
3 month U.S. LIBOR + 0.250% 0.5061% 11/24/20 (a)(b)	50,400,000	50,424,293
3.062% 3/17/22	15,320,000	15,964,053
Chevron Corp. 3 month U.S. LIBOR + 0.900% 1.1525% 5/11/23 (a)(b)	47,870,000	48,862,414
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 0.6101% 8/16/22 (a)(b)	52,900,000	53,136,441
MPLX LP 3 month U.S. LIBOR + 0.900% 1.2129% 9/9/21 (a)(b)	3,295,000	3,294,887
Occidental Petroleum Corp. 3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (a)(b)	12,300,000	12,027,909
Western Gas Partners LP 3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (a)(b)	9,140,000	8,683,516
		192,393,513
FINANCIALS - 48.5%
Banks - 29.3%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 0.6818% 1/19/21 (a)(b)(c)	89,130,000	89,246,767
3 month U.S. LIBOR + 0.570% 0.821% 8/27/21 (a)(b)(c)	42,700,000	42,881,048
Bank of America Corp.:
2.328% 10/1/21 (a)	84,650,000	84,782,343
2.625% 10/19/20	45,465,000	45,606,782
2.625% 4/19/21	21,453,000	21,769,719
2.738% 1/23/22 (a)	81,348,000	82,081,942
3.124% 1/20/23 (a)	13,647,000	14,127,296
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.7098% 9/10/21 (a)(b)	40,050,000	40,170,230
3 month U.S. LIBOR + 0.460% 0.7263% 4/13/21 (a)(b)	11,290,000	11,323,834
3 month U.S. LIBOR + 0.570% 0.8538% 3/26/22 (a)(b)	44,400,000	44,695,046
Bank of Nova Scotia 3 month U.S. LIBOR + 0.290% 0.5665% 1/8/21 (a)(b)	20,050,000	20,069,638
Banque Federative du Credit Mutuel SA:
1.96% 7/21/21 (c)	49,775,000	50,493,888
2.5% 4/13/21 (c)	39,600,000	40,122,442
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 0.7263% 1/11/21 (a)(b)	109,510,000	109,639,421
1.7% 5/12/22	5,628,000	5,731,585
2.65% 1/11/21	42,894,000	43,171,506
Barclays PLC 4.61% 2/15/23 (a)	20,650,000	21,710,808
BB&T Corp. 2.05% 5/10/21	59,781,000	60,425,225
BBVA U.S.A. 3 month U.S. LIBOR + 0.730% 1.0446% 6/11/21 (a)(b)	50,030,000	50,168,183
BNP Paribas SA 3 month U.S. LIBOR + 0.390% 0.632% 8/7/21 (a)(b)(c)	47,000,000	47,109,760
BPCE SA 3 month U.S. LIBOR + 0.300% 0.5681% 1/14/22 (a)(b)(c)	46,300,000	46,351,441
Capital One Bank NA 2.014% 1/27/23 (a)	64,750,000	65,974,025
Capital One NA 2.25% 9/13/21	10,045,000	10,210,887
Citibank NA 3 month U.S. LIBOR + 0.600% 0.853% 5/20/22 (a)(b)	56,100,000	56,277,356
Citigroup, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.870% 0.9524% 11/4/22 (a)(b)	45,784,000	45,957,715
2.312% 11/4/22 (a)	14,700,000	14,996,148
Credit Agricole CIB 3 month U.S. LIBOR + 0.400% 0.651% 5/3/21 (a)(b)(c)	36,800,000	36,844,642
Credit Suisse Group Funding Guernsey Ltd.:
3 month U.S. LIBOR + 2.290% 2.5618% 4/16/21(a)(b)	19,300,000	19,557,848
3.45% 4/16/21	89,462,000	91,155,148
Fifth Third Bank, Cincinnati:
3 month U.S. LIBOR + 0.440% 0.6845% 7/26/21 (a)(b)	25,488,000	25,572,530
3 month U.S. LIBOR + 0.640% 0.891% 2/1/22 (a)(b)	12,800,000	12,872,432
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.650% 0.9684% 9/11/21 (a)(b)	80,300,000	80,309,453
2.95% 5/25/21	63,102,000	64,308,464
Huntington Bancshares, Inc. 3.15% 3/14/21	20,700,000	20,965,663
Huntington National Bank 3 month U.S. LIBOR + 0.550% 0.799% 2/5/21 (a)(b)	55,050,000	55,143,475
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 1.100% 1.4176% 6/7/21 (a)(b)	19,974,000	20,118,177
3 month U.S. LIBOR + 1.200% 1.4746% 10/29/20 (a)(b)	22,090,000	22,109,538
2.4% 6/7/21	78,918,000	80,086,292
2.55% 3/1/21	51,949,000	52,437,356
3.514% 6/18/22 (a)	45,331,000	46,456,542
4.35% 8/15/21	75,944,000	78,886,922
4.625% 5/10/21	26,336,000	27,125,585
KeyBank NA:
3 month U.S. LIBOR + 0.660% 0.911% 2/1/22 (a)(b)	43,444,000	43,665,567
3 month U.S. LIBOR + 0.810% 1.0661% 11/22/21 (a)(b)	22,009,000	22,170,955
KeyCorp 2.9% 9/15/20	29,995,000	30,022,595
Lloyds Bank PLC 3.3% 5/7/21	13,451,000	13,715,193
Lloyds Banking Group PLC:
3% 1/11/22	6,300,000	6,515,127
3.1% 7/6/21	9,800,000	10,025,989
Manufacturers & Traders Trust Co. 3 month U.S. LIBOR + 0.270% 0.5145% 1/25/21 (a)(b)	8,240,000	8,249,599
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 0.8945% 7/26/21 (a)(b)	38,063,000	38,225,238
3 month U.S. LIBOR + 0.700% 1.0176% 3/7/22 (a)(b)	50,550,000	50,893,832
2.95% 3/1/21	76,894,000	77,907,831
3.218% 3/7/22	15,243,000	15,877,318
3.535% 7/26/21	38,700,000	39,784,932
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.940% 1.1959% 2/28/22 (a)(b)	19,650,000	19,835,933
3 month U.S. LIBOR + 1.140% 1.4534% 9/13/21 (a)(b)	20,775,000	20,978,968
3 month U.S. LIBOR + 1.480% 1.7463% 4/12/21 (a)(b)(c)	9,000,000	9,074,444
2.632% 4/12/21 (c)	4,852,000	4,920,413
MUFG Union Bank NA 3 month U.S. LIBOR + 0.600% 0.9176% 3/7/22 (a)(b)	50,450,000	50,678,600
Nordea Bank AB 2.5% 9/17/20 (c)	6,150,000	6,156,024
PNC Bank NA:
3 month U.S. LIBOR + 0.430% 0.7429% 12/9/22 (a)(b)	51,600,000	51,769,623
1.743% 2/24/23 (a)	22,417,000	22,853,653
Rabobank Nederland 3.875% 2/8/22	15,597,000	16,392,108
Rabobank Nederland New York Branch:
3 month U.S. LIBOR + 0.430% 0.6745% 4/26/21 (a)(b)	65,550,000	65,733,671
3 month U.S. LIBOR + 0.830% 1.1029% 1/10/22 (a)(b)	29,463,000	29,759,633
Royal Bank of Canada:
3 month U.S. LIBOR + 0.390% 0.6583% 4/30/21 (a)(b)	35,000,000	35,090,755
3 month U.S. LIBOR + 0.400% 0.6445% 1/25/21 (a)(b)	95,400,000	95,558,173
Skandinaviska Enskilda Banken AB 3 month U.S. LIBOR + 0.430% 0.7101% 5/17/21 (a)(b)(c)	38,150,000	38,254,706
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.370% 0.6409% 10/16/20 (a)(b)	45,650,000	45,673,802
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	49,600,000	50,742,150
2.934% 3/9/21	47,037,000	47,679,198
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.470% 0.7261% 5/24/21 (a)(b)	70,650,000	70,885,971
Synovus Bank 2.289% 2/10/23 (a)	7,343,000	7,459,584
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.260% 0.559% 9/17/20 (a)(b)	30,400,000	30,404,864
3 month U.S. LIBOR + 0.270% 0.569% 3/17/21 (a)(b)	30,000,000	30,049,052
3 month U.S. LIBOR + 0.530% 0.88% 12/1/22 (a)(b)	40,921,000	41,157,505
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.5682% 1/27/23 (a)(b)	50,000,000	50,110,100
2.5% 12/14/20	17,700,000	17,812,896
Truist Bank:
3 month U.S. LIBOR + 0.500% 0.7445% 10/26/21 (a)(b)	30,000,000	30,021,590
3 month U.S. LIBOR + 0.590% 0.841% 8/2/22 (a)(b)	29,700,000	29,796,274
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.730% 0.8215% 3/9/23 (a)(b)	46,860,000	47,120,379
U.S. Bancorp 2.35% 1/29/21	39,650,000	39,920,867
U.S. Bank NA, Cincinnati 3 month U.S. LIBOR + 0.180% 0.4514% 1/21/22 (a)(b)	52,818,000	52,885,492
Wells Fargo & Co.:
3 month U.S. LIBOR + 1.020% 1.2695% 7/26/21 (a)(b)	33,952,000	34,235,805
2.5% 3/4/21	85,729,000	86,682,007
4.6% 4/1/21	14,705,000	15,072,068
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.310% 0.585% 1/15/21 (a)(b)	9,500,000	9,509,992
3 month U.S. LIBOR + 0.620% 0.871% 5/27/22 (a)(b)	85,050,000	85,328,495
2.082% 9/9/22 (a)	30,000,000	30,471,261
		3,576,175,334
Capital Markets - 6.9%
Bank of New York Mellon Corp. 2.05% 5/3/21	18,750,000	18,945,878
Credit Suisse AG:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.450% 0.5355% 2/4/22 (a)(b)	86,630,000	86,779,659
2.1% 11/12/21	39,320,000	40,158,696
2.8% 4/8/22	35,972,000	37,371,596
Deutsche Bank AG New York Branch:
3 month U.S. LIBOR + 0.810% 1.0728% 1/22/21 (a)(b)	20,000,000	19,995,600
3.15% 1/22/21	65,000,000	65,524,550
3.375% 5/12/21	21,724,000	22,057,137
4.25% 2/4/21	18,710,000	18,973,063
Goldman Sachs Group, Inc. 5.75% 1/24/22	29,550,000	31,718,505
Morgan Stanley:
3 month U.S. LIBOR + 1.180% 1.4518% 1/20/22 (a)(b)	37,500,000	37,650,868
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.7889% 1/20/23 (a)(b)	71,700,000	71,838,589
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.830% 0.9222% 6/10/22 (a)(b)	61,340,000	61,536,498
2.5% 4/21/21	59,055,000	59,885,720
2.625% 11/17/21	30,505,000	31,327,167
5.5% 7/28/21	21,539,000	22,526,716
5.75% 1/25/21	31,056,000	31,723,504
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.681% 11/1/21 (a)(b)	65,765,000	65,997,763
UBS AG London Branch:
3 month U.S. LIBOR + 0.480% 0.83% 12/1/20 (a)(b)(c)	4,500,000	4,503,330
1.75% 4/21/22 (c)	45,125,000	46,044,605
UBS Group AG:
3 month U.S. LIBOR + 1.780% 2.0481% 4/14/21 (a)(b)(c)	40,786,000	41,215,179
3% 4/15/21 (c)	24,500,000	24,909,341
		840,683,964
Consumer Finance - 6.6%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.849% 11/5/21 (a)(b)	20,000,000	20,112,021
3 month U.S. LIBOR + 0.610% 0.861% 8/1/22 (a)(b)	35,000,000	35,252,294
3 month U.S. LIBOR + 0.620% 0.873% 5/20/22 (a)(b)	45,200,000	45,515,483
2.75% 5/20/22	54,743,000	56,821,275
3% 2/22/21	58,722,000	59,333,498
3.375% 5/17/21	72,830,000	74,233,806
3.7% 11/5/21	39,930,000	41,405,522
American Express Credit Corp.:
2.25% 5/5/21	30,821,000	31,182,427
2.7% 3/3/22	34,700,000	35,878,214
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 0.9383% 7/30/21 (a)(b)(c)	19,113,000	18,502,645
3 month U.S. LIBOR + 0.950% 1.3% 6/1/21 (a)(b)(c)	25,973,000	25,304,453
Ford Motor Credit Co. LLC 3 month U.S. LIBOR + 0.430% 0.681% 11/2/20 (a)(b)	21,450,000	21,321,364
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.160% 0.4365% 1/8/21 (a)(b)	32,620,000	32,635,413
3 month U.S. LIBOR + 0.240% 0.5584% 3/12/21 (a)(b)	40,000,000	40,033,522
3 month U.S. LIBOR + 0.260% 0.5698% 9/10/21 (a)(b)	20,000,000	20,029,099
2.75% 3/15/22	10,331,000	10,712,909
2.875% 3/12/21	16,350,000	16,578,959
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.120% 0.3785% 8/13/21 (a)(b)	41,109,000	41,146,177
3 month U.S. LIBOR + 0.150% 0.4184% 10/9/20 (a)(b)	27,000,000	27,005,670
3 month U.S. LIBOR + 0.170% 0.4779% 9/18/20 (a)(b)	30,250,000	30,254,265
3 month U.S. LIBOR + 0.280% 0.5463% 4/13/21 (a)(b)	35,000,000	35,044,947
0.45% 7/22/22	39,655,000	39,699,094
1.15% 5/26/22	50,445,000	51,240,752
		809,243,809
Diversified Financial Services - 0.4%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 0.7569% 6/25/21 (a)(b)(c)	20,759,000	20,827,559
BP Capital Markets America, Inc. 4.742% 3/11/21	29,353,000	30,047,434
		50,874,993
Insurance - 5.3%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.8264% 9/20/21 (a)(b)(c)	24,102,000	24,111,159
Allstate Corp. 3 month U.S. LIBOR + 0.430% 0.736% 3/29/21 (a)(b)	14,727,000	14,758,782
Marsh & McLennan Companies, Inc.:
3 month U.S. LIBOR + 1.200% 1.506% 12/29/21 (a)(b)	23,954,000	23,972,440
3.5% 12/29/20	34,959,000	35,325,879
Metropolitan Life Global Funding I:
3 month U.S. LIBOR + 0.230% 0.5065% 1/8/21 (a)(b)(c)	40,000,000	40,027,396
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.57% 5/28/21 (a)(b)(c)	46,050,000	46,135,566
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.570% 0.64% 9/7/20 (a)(b)(c)	40,750,000	40,752,886
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.570% 0.6642% 1/13/23 (a)(b)(c)	47,967,000	48,170,388
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.850% 0.92% 1/15/21 (a)(b)(c)	44,450,000	44,549,897
Metropolitan Tower Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.550% 0.6432% 1/17/23 (a)(b)(c)	25,300,000	25,384,950
0.55% 7/13/22 (c)	55,050,000	55,117,459
New York Life Global Funding:
3 month U.S. LIBOR + 0.160% 0.4561% 10/1/20 (a)(b)(c)	40,500,000	40,506,362
3 month U.S. LIBOR + 0.280% 0.5514% 1/21/22 (a)(b)(c)	25,000,000	25,063,176
3 month U.S. LIBOR + 0.280% 0.5529% 1/10/23 (a)(b)(c)	41,226,000	41,178,188
3 month U.S. LIBOR + 0.320% 0.5685% 8/6/21 (a)(b)(c)	27,621,000	27,701,943
2% 4/13/21 (c)	39,750,000	40,166,706
Pricoa Global Funding I 2.55% 11/24/20 (c)	13,236,000	13,293,354
Protective Life Global Funding 3 month U.S. LIBOR + 0.520% 0.826% 6/28/21 (a)(b)(c)	50,900,000	51,086,045
Prudential Financial, Inc. 4.5% 11/16/21	11,425,000	11,981,811
		649,284,387

TOTAL FINANCIALS		5,926,262,487

HEALTH CARE - 2.8%
Biotechnology - 0.2%
AbbVie, Inc. 3 month U.S. LIBOR + 0.650% 0.8969% 11/21/22 (a)(b)(c)	20,000,000	20,097,345
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (a)(b)	16,607,000	16,613,800
Health Care Providers & Services - 1.0%
Cigna Corp. 3 month U.S. LIBOR + 0.650% 0.949% 9/17/21 (a)(b)	20,488,000	20,492,536
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (a)(b)	20,353,000	20,419,871
3.35% 3/9/21	20,000,000	20,314,218
Express Scripts Holding Co. 3 month U.S. LIBOR + 0.750% 1.0059% 11/30/20 (a)(b)	33,725,000	33,732,195
UnitedHealth Group, Inc. 3 month U.S. LIBOR + 0.260% 0.5734% 6/15/21 (a)(b)	28,166,000	28,211,170
		123,169,990
Pharmaceuticals - 1.5%
AstraZeneca PLC 2.375% 11/16/20	22,100,000	22,196,356
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 0.9269% 6/25/21 (a)(b)(c)	59,850,000	60,005,342
Bristol-Myers Squibb Co.:
2.55% 5/14/21	57,370,000	58,280,711
2.6% 5/16/22	40,000,000	41,576,862
		182,059,271

TOTAL HEALTH CARE		341,940,406

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.5%
General Dynamics Corp. 3% 5/11/21	56,666,000	57,739,466
Industrial Conglomerates - 0.7%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.6133% 8/8/22 (a)(b)	52,678,000	52,877,878
0.483% 8/19/22	35,235,000	35,314,318
		88,192,196
Machinery - 2.0%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.4569% 11/12/21 (a)(b)	37,586,000	37,625,067
3 month U.S. LIBOR + 0.220% 0.4965% 1/6/22 (a)(b)	16,398,000	16,422,617
3 month U.S. LIBOR + 0.230% 0.5434% 3/15/21 (a)(b)	20,000,000	20,020,262
3 month U.S. LIBOR + 0.300% 0.6176% 3/8/21 (a)(b)	44,026,000	44,082,928
0.95% 5/13/22	48,970,000	49,481,285
2.65% 5/17/21	54,505,000	55,389,097
2.9% 3/15/21	20,460,000	20,747,920
		243,769,176

TOTAL INDUSTRIALS		389,700,838

INFORMATION TECHNOLOGY - 1.4%
IT Services - 1.0%
IBM Corp. 2.85% 5/13/22	46,540,000	48,529,034
IBM Credit LLC:
3 month U.S. LIBOR + 0.260% 0.5318% 1/20/21 (a)(b)	38,350,000	38,391,712
3 month U.S. LIBOR + 0.470% 0.7259% 11/30/20 (a)(b)	32,400,000	32,439,204
		119,359,950
Semiconductors & Semiconductor Equipment - 0.4%
NVIDIA Corp. 2.2% 9/16/21	56,725,000	57,751,724

TOTAL INFORMATION TECHNOLOGY		177,111,674

UTILITIES - 0.7%
Electric Utilities - 0.4%
Florida Power & Light Co. 3 month U.S. LIBOR + 0.380% 0.6406% 7/28/23 (a)(b)	29,555,000	29,583,398
Georgia Power Co. 2.4% 4/1/21	17,058,000	17,235,922
		46,819,320
Multi-Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 0.6969% 6/25/21 (a)(b)	35,374,000	35,473,499

TOTAL UTILITIES		82,292,819

TOTAL NONCONVERTIBLE BONDS
(Cost $7,707,671,551)		7,736,916,466

U.S. Government and Government Agency Obligations - 8.7%
U.S. Government Agency Obligations - 0.6%
Fannie Mae U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.180% 0.25% 7/8/22 (a)(b)	41,600,000	41,584,440
Freddie Mac U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.130% 0.2% 8/5/22 (a)(b)	27,250,000	27,259,027

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		68,843,467

U.S. Treasury Obligations - 8.1%
U.S. Treasury Notes:
U.S. TREASURY 3 MONTH BILL + 0.130% 0.239% 4/30/21 (a)(b)	$114,500,000	$114,584,381
0.125% 5/31/22	222,142,000	222,063,904
0.125% 6/30/22	17,076,000	17,070,664
1.75% 12/31/20	175,000,000	175,943,359
1.75% 7/31/21	262,000,000	265,725,305
1.875% 11/30/21	190,000,000	194,052,343

TOTAL U.S. TREASURY OBLIGATIONS		989,439,956

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,051,527,315)		1,058,283,423

Bank Notes - 4.7%
Capital One NA 2.95% 7/23/21	14,495,000	14,777,150
Citibank NA:
2.844% 5/20/22 (a)	50,000,000	50,874,076
2.85% 2/12/21	40,700,000	41,084,338
Fifth Third Bank, Cincinnati:
2.2% 10/30/20	33,100,000	33,150,124
2.25% 6/14/21	68,332,000	69,303,696
KeyBank NA 3.35% 6/15/21	23,550,000	24,111,794
PNC Bank NA 2.15% 4/29/21	38,931,000	39,364,860
RBS Citizens NA 2.25% 10/30/20	22,805,000	22,840,011
Svenska Handelsbanken AB 3.35% 5/24/21	40,464,000	41,370,850
Truist Bank:
2.8% 5/17/22	49,600,000	51,600,683
2.85% 4/1/21	18,983,000	19,219,884
U.S. Bank NA, Cincinnati:
1.8% 1/21/22	19,600,000	20,013,260
3% 2/4/21	37,400,000	37,745,695
3.15% 4/26/21	10,000,000	10,164,828
3.45% 11/16/21	52,029,000	53,880,545
Wells Fargo Bank NA 3.625% 10/22/21	38,905,000	40,301,577
TOTAL BANK NOTES
(Cost $566,178,981)		569,803,371

Certificates of Deposit - 6.6%
Bank of Montreal yankee:
3 month U.S. LIBOR + 0.040% 0.3201% 11/17/20 (a)(b)	41,000,000	41,006,921
1.05% 9/14/20	50,000,000	50,018,655
Bank of Nova Scotia yankee 3 month U.S. LIBOR + 0.090% 0.4271% 9/3/20 (a)(b)	30,000,000	30,000,117
Bank of Tokyo-Mitsubishi UFJ Ltd. yankee:
0.24% 11/24/20	11,000,000	11,001,738
0.25% 11/25/20	39,000,000	39,006,981
Barclays Bank PLC yankee 0.6% 11/24/20	49,600,000	49,645,612
Credit Industriel et Commercial yankee 3 month U.S. LIBOR + 0.150% 0.425% 7/15/21 (a)(b)	49,500,000	49,551,564
Credit Suisse AG yankee:
0.43% 7/14/21	50,000,000	50,048,215
0.47% 2/26/21	49,600,000	49,656,584
Goldman Sachs Bank U.S.A.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.250% 0.331% 2/16/21 (a)(b)	49,650,000	49,677,248
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.4855% 11/5/20 (a)(b)	29,600,000	29,616,816
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.4955% 10/8/20 (a)(b)	49,600,000	49,617,271
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.430% 0.5029% 2/26/21 (a)(b)	49,650,000	49,721,784
Mizuho Corporate Bank Ltd. yankee 0.38% 11/23/20	49,600,000	49,623,347
Royal Bank of Canada yankee 3 month U.S. LIBOR + 0.080% 0.3898% 9/10/20 (a)(b)	37,000,000	37,001,069
Skandinaviska Enskilda Banken yankee 3 month U.S. LIBOR + 0.070% 0.3384% 10/9/20 (a)(b)	58,600,000	58,606,018
Sumitomo Mitsui Banking Corp. yankee 0.34% 12/7/20	49,600,000	49,622,251
Svenska Handelsbanken, Inc. yankee 3 month U.S. LIBOR + 0.040% 0.3084% 10/9/20 (a)(b)	57,600,000	57,604,729
TOTAL CERTIFICATES OF DEPOSIT
(Cost $800,600,000)		801,026,920

Commercial Paper - 6.5%
American Honda Finance Corp. 0.6% 9/11/20	25,000,000	24,998,778
Atlantic Asset Securitization Corp.:
0.34% 12/10/20 (Liquidity Facility Credit Agricole CIB)	49,600,000	49,580,517
0.35% 1/8/21 (Liquidity Facility Credit Agricole CIB)	49,650,000	49,611,809
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 0.4% 1/11/21 (c)	49,600,000	49,565,369
Royal Bank of Canada:
3 month U.S. LIBOR + 0.090% 0.4205% 9/4/20 (a)(b)	30,000,000	30,000,234
yankee 1% 9/14/20	50,000,000	49,998,640
Sumitomo Mitsui Trust Bank Ltd. yankee:
0.36% 9/28/20	49,600,000	49,595,794
0.4% 11/20/20	49,600,000	49,581,365
0.41% 12/21/20	49,600,000	49,570,374
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.090% 0.3614% 7/20/21 (a)(b)	49,500,000	49,534,927
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.020% 0.2633% 11/10/20 (a)(b)	40,000,000	40,001,528
3 month U.S. LIBOR + 0.050% 0.3184% 10/9/20 (a)(b)	38,000,000	38,002,728
3 month U.S. LIBOR + 0.110% 0.4284% 6/10/21 (a)(b)	52,100,000	52,120,085
TransCanada PipeLines Ltd. 0.32% 9/1/20	19,700,000	19,699,913
UBS AG London Branch:
3 month U.S. LIBOR + 0.070% 0.376% 12/29/20 (a)(b)	50,000,000	50,003,245
3 month U.S. LIBOR + 0.170% 0.445% 7/14/21 (a)(b)	49,650,000	49,658,580
yankee:
0% 2/22/21	49,600,000	49,528,149
0% 6/23/21	49,600,000	49,420,150
TOTAL COMMERCIAL PAPER
(Cost $800,192,145)		800,472,185

Master Notes - 0.3%
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.250% 0.3625% 11/20/20 (a)(b)(d)
(Cost $38,000,000)	38,000,000	38,000,000
	Shares	Value

Money Market Funds - 9.4%
Fidelity Cash Central Fund 0.12% (e)
(Cost $1,149,634,932)	1,149,457,916	1,149,687,807
	Maturity Amount	Value

Repurchase Agreements - 0.7%
With Mizuho Securities U.S.A., Inc. at 0.73%, dated 8/17/20 due 2/12/21 (Collateralized by Corporate Obligations valued at $96,149,237, 0.23% - 6.90%, 1/16/26 - 5/25/46)
(Cost $89,000,000)	89,323,045	89,000,000
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $12,202,804,924)		12,243,190,172
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(34,994,723)
NET ASSETS - 100%		$12,208,195,449

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,441,807,410 or 11.8% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,000,000 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.250% 0.3625% 11/20/20	3/2/20	$38,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,244,862
Total	$8,244,862

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $863,879,403. Net realized gain (loss) and change in net unrealized appreciation (depreciation) was $43,282 and $0 respectively. Purchases and sales of the Fidelity Cash Central Fund were $8,630,073,288 and $8,344,308,166, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$7,736,916,466	$--	$7,736,916,466	$--
U.S. Government and Government Agency Obligations	1,058,283,423	--	1,058,283,423	--
Bank Notes	569,803,371	--	569,803,371	--
Certificates of Deposit	801,026,920	--	801,026,920	--
Commercial Paper	800,472,185	--	800,472,185	--
Master Notes	38,000,000	--	38,000,000	--
Money Market Funds	1,149,687,807	1,149,687,807	--	--
Repurchase Agreements	89,000,000	--	89,000,000	--
Total Investments in Securities:	$12,243,190,172	$1,149,687,807	$11,093,502,365	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.0%
United Kingdom	5.7%
Canada	5.4%
Japan	3.4%
France	1.8%
Sweden	1.6%
Singapore	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including repurchase agreements of $89,000,000) — See accompanying schedule: Unaffiliated issuers (cost $11,053,169,992)	$11,093,502,365
Fidelity Central Funds (cost $1,149,634,932)	1,149,687,807
Total Investment in Securities (cost $12,202,804,924)		$12,243,190,172
Cash		4,630
Receivable for fund shares sold		44,827,550
Interest receivable		36,110,937
Distributions receivable from Fidelity Central Funds		121,128
Receivable from investment adviser for expense reductions		894,374
Total assets		12,325,148,791
Liabilities
Payable for fund shares redeemed	$112,258,791
Distributions payable	870,477
Accrued management fee	3,175,078
Other affiliated payables	648,996
Total liabilities		116,953,342
Net Assets		$12,208,195,449
Net Assets consist of:
Paid in capital		$12,166,626,028
Total accumulated earnings (loss)		41,569,421
Net Assets		$12,208,195,449
Net Asset Value and Maximum Offering Price
Conservative Income Bond:
Net Asset Value, offering price and redemption price per share ($2,845,332,688 ÷ 282,467,019 shares)		$10.07
Institutional Class:
Net Asset Value, offering price and redemption price per share ($9,362,862,761 ÷ 929,494,055 shares)		$10.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$214,999,595
Income from Fidelity Central Funds		8,244,862
Total income		223,244,457
Expenses
Management fee	$37,148,841
Transfer agent fees	7,558,809
Independent trustees' fees and expenses	40,351
Commitment fees	29,731
Total expenses before reductions	44,777,732
Expense reductions	(11,028,618)
Total expenses after reductions		33,749,114
Net investment income (loss)		189,495,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,573,065
Fidelity Central Funds	43,282
Total net realized gain (loss)		1,616,347
Change in net unrealized appreciation (depreciation) on investment securities		24,041,227
Net gain (loss)		25,657,574
Net increase (decrease) in net assets resulting from operations		$215,152,917

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$189,495,343	$288,017,240
Net realized gain (loss)	1,616,347	75,233
Change in net unrealized appreciation (depreciation)	24,041,227	7,154,184
Net increase (decrease) in net assets resulting from operations	215,152,917	295,246,657
Distributions to shareholders	(189,539,627)	(287,994,498)
Share transactions - net increase (decrease)	53,187,662	1,768,560,662
Total increase (decrease) in net assets	78,800,952	1,775,812,821
Net Assets
Beginning of period	12,129,394,497	10,353,581,676
End of period	$12,208,195,449	$12,129,394,497

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.04	$10.03	$10.02
Income from Investment Operations
Net investment income (loss)A	.146	.247	.180	.106	.073
Net realized and unrealized gain (loss)	.031	–B	(.004)	.011	.010
Total from investment operations	.177	.247	.176	.117	.083
Distributions from net investment income	(.147)	(.247)	(.176)	(.105)	(.072)
Distributions from net realized gain	–	–	–	(.002)	(.001)
Total distributions	(.147)	(.247)	(.176)	(.107)	(.073)
Net asset value, end of period	$10.07	$10.04	$10.04	$10.04	$10.03
Total ReturnC	1.77%	2.49%	1.77%	1.17%	.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.36%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.36%
Net investment income (loss)	1.45%	2.46%	1.80%	1.06%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$2,845,333	$2,757,403	$2,432,108	$1,818,466	$1,416,938
Portfolio turnover rateF	56%	36%	40%	45%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Bond Fund Institutional Class

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.04	$10.03	$10.02
Income from Investment Operations
Net investment income (loss)A	.156	.257	.190	.116	.083
Net realized and unrealized gain (loss)	.031	–B	(.004)	.011	.010
Total from investment operations	.187	.257	.186	.127	.093
Distributions from net investment income	(.157)	(.257)	(.186)	(.115)	(.082)
Distributions from net realized gain	–	–	–	(.002)	(.001)
Total distributions	(.157)	(.257)	(.186)	(.117)	(.083)
Net asset value, end of period	$10.07	$10.04	$10.04	$10.04	$10.03
Total ReturnC	1.88%	2.59%	1.87%	1.27%	.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.26%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.26%
Net investment income (loss)	1.55%	2.56%	1.90%	1.16%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$9,362,863	$9,371,991	$7,921,474	$5,627,727	$3,912,804
Portfolio turnover rateF	56%	36%	40%	45%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper, certificates of deposit, master notes and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,671,901
Gross unrealized depreciation	(2,286,653)
Net unrealized appreciation (depreciation)	$40,385,248
Tax Cost	$12,202,804,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,184,174
Net unrealized appreciation (depreciation) on securities and other investments	$40,385,248

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$189,539,627	$ 287,994,498

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Bond Fund	3,793,525,949	4,449,840,798

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Bond Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Conservative Income Bond	$2,734,671.10
Institutional Class	4,824,138.05
	$7,558,809

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Conservative Income Bond Fund	$29,731

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Bond	.35%	$1,368,230
Institutional Class	.25%	9,653,121
		$11,021,351

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $7,267.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Conservative Income Bond	$40,182,095	$63,697,167
Institutional Class	149,357,532	224,297,331
Total	$189,539,627	$287,994,498

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Conservative Income Bond
Shares sold	192,364,539	188,876,672	$1,931,691,607	$1,894,249,630
Reinvestment of distributions	3,564,986	5,609,600	35,770,481	56,269,182
Shares redeemed	(188,002,700)	(162,230,779)	(1,882,686,871)	(1,626,994,534)
Net increase (decrease)	7,926,825	32,255,493	$84,775,217	$323,524,278
Institutional Class
Shares sold	767,805,537	578,195,162	$7,707,161,422	$5,799,806,038
Reinvestment of distributions	11,217,657	12,026,749	112,542,352	120,634,222
Shares redeemed	(782,649,305)	(446,234,116)	(7,851,291,329)	(4,475,403,876)
Net increase (decrease)	(3,626,111)	143,987,795	$(31,587,555)	$1,445,036,384

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Affiliated Redemptions In-Kind. Subsequent to period end, 354,860,413 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $3,573,444,362. The net realized gain of $13,415,706 on investments delivered through in-kind redemptions. The Fund recognized no gain or loss for federal income tax purposes.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Conservative Income Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Conservative Income Bond Fund
Conservative Income Bond	.35%
Actual		$1,000.00	$1,006.90	$1.77
Hypothetical-C		$1,000.00	$1,023.38	$1.78
Institutional Class	.25%
Actual		$1,000.00	$1,007.40	$1.26
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 5.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $82,714,151 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

FCV-ANN-1020
1.924089.109

Fidelity® Corporate Bond Fund

Annual Report

August 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.47%	5.17%	4.96%
Class M (incl. 4.00% sales charge)	3.41%	5.09%	4.91%
Class C (incl. contingent deferred sales charge)	6.04%	5.23%	4.60%
Fidelity® Corporate Bond Fund	8.12%	6.39%	5.73%
Class I	8.07%	6.34%	5.69%
Class Z	8.30%	6.39%	5.71%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Corporate Bond Fund, a class of the fund, on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$17,464	Fidelity® Corporate Bond Fund
$16,310	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 8%, outpacing the 7.10% advance of the benchmark, the Bloomberg Barclays U.S. Credit Bond Index. At the total portfolio level, security selection among investment-grade corporate bonds added the most value versus the benchmark, while sector positioning also meaningfully contributed. Picks within the industrials sector were the biggest contributors, led by selections in consumer-driven groups, along with capital goods and communications. Within financials, an overweighted allocation to banks also notably aided performance. Outside of corporate credit, an out-of-benchmark allocation to U.S. Treasuries – held for liquidity purposes – and underweighted exposure to government-agency securities provided a further boost to relative performance. On the downside, small positions in transportation and finance companies moderately detracted versus the benchmark. In financials, overall positioning in REITs (real estate investment trusts) moderately detracted. A modest allocation to cash – also held for liquidity reasons – dampened performance in a rallying market. As of August 31, given tighter credit spreads and fewer compelling investment opportunities, the fund was positioned somewhat cautiously.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, Ben Tarlow assumed co-management responsibilities for the fund, joining David Prothro and Matthew Bartlett. On October 1, 2020, Jay Small assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	6.1%
AAA	0.8%
AA	2.3%
A	25.5%
BBB	52.8%
BB and Below	7.9%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	86.1%
U.S. Government and U.S. Government Agency Obligations	6.1%
Asset-Backed Securities	0.1%
Municipal Bonds	0.2%
Other Investments	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 15.2%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 86.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.:
2.25% 2/1/32	$13,000,000	$13,176,645
4.3% 2/15/30	5,000,000	5,973,299
4.5% 5/15/35	3,834,000	4,583,158
4.5% 3/9/48	16,310,000	19,103,244
4.75% 5/15/46	2,080,000	2,483,171
5.45% 3/1/47	900,000	1,180,867
5.55% 8/15/41	2,425,000	3,129,209
Level 3 Financing, Inc. 3.4% 3/1/27 (a)	8,250,000	8,882,981
Verizon Communications, Inc.:
3.15% 3/22/30	721,000	814,830
4.016% 12/3/29	10,000,000	11,999,856
4.329% 9/21/28	2,268,000	2,747,475
4.4% 11/1/34	13,039,000	16,270,535
4.5% 8/10/33	1,048,000	1,328,804
		91,674,074
Entertainment - 0.5%
The Walt Disney Co.:
3% 9/15/22	700,000	736,751
3.8% 3/22/30	11,650,000	13,801,161
4.5% 2/15/21	1,458,000	1,485,309
		16,023,221
Interactive Media & Services - 0.1%
Tencent Holdings Ltd. 3.575% 4/11/26 (a)	3,730,000	4,155,453
Media - 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.5% 8/15/30 (a)	13,200,000	13,959,000
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.375% 5/1/47	4,670,000	5,620,109
Comcast Corp.:
2.45% 8/15/52	10,000,000	9,517,490
3.55% 5/1/28	10,000,000	11,599,839
3.999% 11/1/49	1,427,000	1,723,223
4.65% 7/15/42	1,975,000	2,545,286
4.95% 10/15/58	6,851,000	9,796,339
Discovery Communications LLC 3.95% 3/20/28	13,000,000	14,705,505
Fox Corp.:
3.05% 4/7/25	5,000,000	5,476,079
3.5% 4/8/30	9,550,000	10,746,751
3.666% 1/25/22	160,000	167,069
4.03% 1/25/24	280,000	309,450
4.709% 1/25/29	405,000	486,023
5.476% 1/25/39	400,000	528,530
5.576% 1/25/49	265,000	363,546
Time Warner Cable, Inc.:
5.5% 9/1/41	561,000	686,439
5.875% 11/15/40	1,482,000	1,878,244
6.55% 5/1/37	1,930,000	2,575,143
6.75% 6/15/39	1,246,000	1,727,308
7.3% 7/1/38	6,915,000	9,820,630
		104,232,003
Wireless Telecommunication Services - 1.3%
Rogers Communications, Inc. 4.1% 10/1/23	3,950,000	4,356,931
T-Mobile U.S.A., Inc.:
3.5% 4/15/25 (a)	11,000,000	12,152,800
3.75% 4/15/27 (a)	7,500,000	8,481,825
Vodafone Group PLC:
4.125% 5/30/25	5,882,000	6,746,924
4.375% 5/30/28	6,017,000	7,201,078
5.25% 5/30/48	4,000,000	5,223,322
		44,162,880

TOTAL COMMUNICATION SERVICES		260,247,631

CONSUMER DISCRETIONARY - 5.5%
Automobiles - 1.1%
General Motors Co.:
5% 4/1/35	2,279,000	2,473,144
5.4% 10/2/23	4,378,000	4,852,901
5.4% 4/1/48	1,050,000	1,151,047
5.95% 4/1/49	4,960,000	5,828,241
General Motors Financial Co., Inc. 5.2% 3/20/23	2,705,000	2,950,576
Volkswagen Group of America Finance LLC:
2.7% 9/26/22 (a)	5,075,000	5,275,818
3.125% 5/12/23 (a)	2,177,000	2,310,001
4.75% 11/13/28 (a)	8,072,000	9,759,080
		34,600,808
Diversified Consumer Services - 0.5%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	5,146,000	5,910,727
5.75% 6/15/43	358,000	496,829
Massachusetts Institute of Technology 3.885% 7/1/2116	6,610,000	8,237,667
		14,645,223
Hotels, Restaurants & Leisure - 1.0%
McDonald's Corp.:
3.625% 9/1/49	14,693,000	16,394,994
4.875% 12/9/45	6,679,000	8,665,372
Starbucks Corp. 3.8% 8/15/25	7,801,000	8,878,989
		33,939,355
Household Durables - 0.5%
D.R. Horton, Inc.:
2.5% 10/15/24	3,861,000	4,116,642
2.55% 12/1/20	1,424,000	1,431,452
Lennar Corp. 4.875% 12/15/23	5,999,000	6,433,928
Toll Brothers Finance Corp. 4.375% 4/15/23	5,162,000	5,407,195
		17,389,217
Multiline Retail - 0.8%
Dollar General Corp. 3.5% 4/3/30	11,170,000	12,814,841
Dollar Tree, Inc.:
4% 5/15/25	6,286,000	7,124,459
4.2% 5/15/28	6,377,000	7,517,013
		27,456,313
Specialty Retail - 1.6%
AutoNation, Inc. 4.75% 6/1/30	354,000	414,712
AutoZone, Inc. 4% 4/15/30	9,600,000	11,422,570
Lowe's Companies, Inc.:
3.65% 4/5/29	6,377,000	7,379,901
4.55% 4/5/49	3,500,000	4,439,576
O'Reilly Automotive, Inc.:
3.9% 6/1/29	2,918,000	3,412,900
4.35% 6/1/28	6,286,000	7,437,500
Ross Stores, Inc. 4.6% 4/15/25	5,150,000	5,932,514
The Home Depot, Inc.:
2.5% 4/15/27	247,000	270,306
5.95% 4/1/41	846,000	1,280,044
TJX Companies, Inc.:
3.5% 4/15/25	1,299,000	1,449,818
3.75% 4/15/27	5,000,000	5,752,296
3.875% 4/15/30	3,855,000	4,573,924
		53,766,061
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 2.75% 3/27/27	509,000	564,660

TOTAL CONSUMER DISCRETIONARY		182,361,637

CONSUMER STAPLES - 6.5%
Beverages - 2.4%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,027,000	2,405,649
4.9% 2/1/46	966,000	1,172,210
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	15,000,000	17,172,929
4.6% 4/15/48	10,509,000	12,500,154
4.9% 1/23/31	5,729,000	7,298,250
Constellation Brands, Inc.:
2.875% 5/1/30	8,624,000	9,274,741
3.75% 5/1/21	1,796,000	1,835,099
4.25% 5/1/23	2,977,000	3,258,963
Diageo Capital PLC 2.125% 4/29/32	5,396,000	5,596,426
Heineken NV 4% 10/1/42 (a)	87,000	102,324
Molson Coors Beverage Co.:
3% 7/15/26	6,000,000	6,410,486
3.5% 5/1/22	3,500,000	3,658,928
PepsiCo, Inc. 4.25% 10/22/44	5,953,000	7,697,234
		78,383,393
Food & Staples Retailing - 0.9%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	9,622,000	10,348,395
Costco Wholesale Corp.:
1.375% 6/20/27	2,055,000	2,098,018
1.6% 4/20/30	12,100,000	12,386,288
1.75% 4/20/32	4,519,000	4,652,955
		29,485,656
Food Products - 1.5%
Archer Daniels Midland Co. 3.25% 3/27/30	532,000	610,978
Cargill, Inc. 2.125% 4/23/30 (a)	7,534,000	7,894,225
Conagra Brands, Inc.:
3.8% 10/22/21	5,956,000	6,178,346
4.6% 11/1/25	7,750,000	9,006,191
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (b)(c)	3,562,000	3,571,291
2.875% 4/15/30	266,000	292,481
3.2% 4/16/21	453,000	462,162
3.7% 10/17/23	2,118,000	2,321,886
H.J. Heinz Co. 3.75% 4/1/30 (a)	8,037,000	8,586,016
McCormick & Co., Inc. 2.5% 4/15/30	9,060,000	9,724,740
		48,648,316
Personal Products - 0.0%
Estee Lauder Companies, Inc. 2.6% 4/15/30	1,662,000	1,825,003
Tobacco - 1.7%
Altria Group, Inc.:
2.85% 8/9/22	5,259,000	5,489,681
4.25% 8/9/42	1,221,000	1,290,885
4.8% 2/14/29	537,000	642,215
BAT Capital Corp.:
3.215% 9/6/26	11,285,000	12,244,686
3.222% 8/15/24	5,433,000	5,859,081
3.557% 8/15/27	8,000,000	8,744,624
4.7% 4/2/27	2,012,000	2,330,796
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	7,764,000	8,453,230
3.75% 7/21/22 (a)	4,340,000	4,533,668
4.25% 7/21/25 (a)	4,713,000	5,239,869
Philip Morris International, Inc. 4.375% 11/15/41	1,886,000	2,307,769
Reynolds American, Inc.:
4% 6/12/22	329,000	348,608
4.45% 6/12/25	527,000	599,941
5.7% 8/15/35	274,000	338,847
		58,423,900

TOTAL CONSUMER STAPLES		216,766,268

ENERGY - 7.5%
Energy Equipment & Services - 0.4%
Baker Hughes Co. 4.486% 5/1/30	12,000,000	14,047,503
Oil, Gas & Consumable Fuels - 7.1%
Alberta Energy Co. Ltd.:
7.375% 11/1/31	1,041,000	1,086,667
8.125% 9/15/30	4,649,000	4,982,815
Boardwalk Pipelines LP:
3.375% 2/1/23	2,784,000	2,848,634
4.95% 12/15/24	3,700,000	4,032,458
Canadian Natural Resources Ltd.:
2.95% 7/15/30	7,890,000	8,061,110
3.9% 2/1/25	3,884,000	4,232,865
5.85% 2/1/35	476,000	585,690
6.25% 3/15/38	3,908,000	4,889,211
Cenovus Energy, Inc.:
3.8% 9/15/23	4,490,000	4,473,015
4.25% 4/15/27	2,604,000	2,499,918
6.75% 11/15/39	2,623,000	2,717,518
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	5,721,000	6,600,211
Conoco, Inc. 6.95% 4/15/29	2,739,000	3,825,812
ConocoPhillips Co. 6.5% 2/1/39	4,132,000	6,235,488
Continental Resources, Inc. 5% 9/15/22	2,073,000	2,071,445
DCP Midstream LLC:
4.75% 9/30/21 (a)	142,000	144,840
5.85% 5/21/43 (a)(b)	6,734,000	5,210,433
DCP Midstream Operating LP:
3.875% 3/15/23	201,000	203,513
4.95% 4/1/22	1,729,000	1,767,903
5.125% 5/15/29	4,176,000	4,426,602
5.6% 4/1/44	307,000	291,650
Enbridge Energy Partners LP 4.2% 9/15/21	127,000	130,747
Enbridge, Inc.:
4.25% 12/1/26	383,000	442,644
5.5% 12/1/46	3,408,000	4,514,865
Encana Corp. 5.15% 11/15/41	1,620,000	1,140,927
Energy Transfer Partners LP:
3.75% 5/15/30	655,000	649,503
4.2% 9/15/23	259,000	274,713
4.95% 6/15/28	882,000	944,675
5.8% 6/15/38	493,000	497,845
6% 6/15/48	322,000	329,987
Enterprise Products Operating LP:
3.75% 2/15/25	492,000	550,044
4.85% 3/15/44	1,818,000	2,093,777
4.95% 10/15/54	2,188,000	2,507,645
Equinor ASA 2.875% 4/6/25	12,000,000	13,157,567
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	4,510,000	5,133,275
Hess Corp. 4.3% 4/1/27	5,000,000	5,321,055
Magellan Midstream Partners LP 3.25% 6/1/30	10,200,000	11,022,090
MPLX LP:
1.75% 3/1/26	9,336,000	9,333,170
2.65% 8/15/30	12,000,000	11,885,791
3.375% 3/15/23	613,000	646,636
4.875% 12/1/24	381,000	429,952
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (b)(c)	1,503,000	1,469,752
3 month U.S. LIBOR + 1.450% 1.7301% 8/15/22 (b)(c)	9,718,000	9,187,647
2.7% 8/15/22	323,000	317,566
2.9% 8/15/24	1,164,000	1,070,880
3.2% 8/15/26	157,000	137,664
3.5% 8/15/29	10,000,000	8,600,000
4.3% 8/15/39	76,000	58,520
4.4% 8/15/49	76,000	58,520
5.55% 3/15/26	670,000	666,650
Petroleos Mexicanos:
6.49% 1/23/27 (a)	991,000	976,234
6.5% 3/13/27	5,932,000	5,845,986
6.875% 8/4/26	2,642,000	2,687,575
Phillips 66 Co.:
3.7% 4/6/23	181,000	194,828
3.85% 4/9/25	234,000	261,610
4.3% 4/1/22	271,000	287,115
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	1,694,000	1,703,748
3.85% 10/15/23	4,984,000	5,275,200
4.65% 10/15/25	5,859,000	6,394,294
Shell International Finance BV 2.375% 4/6/25	2,345,000	2,518,895
Southeast Supply Header LLC 4.25% 6/15/24 (a)	667,000	660,398
Spectra Energy Partners LP:
3.375% 10/15/26	4,157,000	4,579,997
4.5% 3/15/45	872,000	1,019,004
Sunoco Logistics Partner Operations LP:
4% 10/1/27	4,055,000	4,167,177
5.4% 10/1/47	1,753,000	1,716,987
The Williams Companies, Inc.:
3.5% 11/15/30	3,807,000	4,183,083
5.75% 6/24/44	4,411,000	5,283,825
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30 (a)	448,000	488,812
Valero Energy Corp.:
2.7% 4/15/23	668,000	698,255
2.85% 4/15/25	384,000	410,672
Western Gas Partners LP:
4.65% 7/1/26	238,000	243,355
5.05% 2/1/30	18,139,000	18,596,103
5.375% 6/1/21	1,145,000	1,156,450
Williams Partners LP:
3.9% 1/15/25	252,000	277,447
4% 11/15/21	513,000	529,422
		233,918,377

TOTAL ENERGY		247,965,880

FINANCIALS - 25.2%
Banks - 13.5%
AIB Group PLC:
4.263% 4/10/25 (a)(b)	5,181,000	5,621,209
4.75% 10/12/23 (a)	6,356,000	6,961,234
Bank Ireland Group PLC 4.5% 11/25/23 (a)	6,356,000	6,898,082
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (b)(c)	9,000,000	9,377,831
1.898% 7/23/31 (b)	11,200,000	11,299,662
2.592% 4/29/31 (b)	12,500,000	13,301,171
3.194% 7/23/30 (b)	16,960,000	18,825,047
3.705% 4/24/28 (b)	6,286,000	7,123,543
4% 1/22/25	2,943,000	3,297,310
Bank of Montreal 1.85% 5/1/25	5,316,000	5,581,561
Bank of Nova Scotia 4.5% 12/16/25	6,650,000	7,727,820
Barclays PLC:
3.65% 3/16/25	3,904,000	4,265,276
5.088% 6/20/30 (b)	1,993,000	2,313,898
BNP Paribas SA:
2.219% 6/9/26 (a)(b)	3,473,000	3,621,671
3.375% 1/9/25 (a)	5,328,000	5,825,255
BPCE SA 4% 9/12/23 (a)	6,166,000	6,733,889
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 1.78% 9/1/23 (b)(c)	7,885,000	8,015,812
2.666% 1/29/31 (b)	8,200,000	8,731,149
3.106% 4/8/26 (b)	14,000,000	15,189,350
3.98% 3/20/30 (b)	12,000,000	13,937,002
4.05% 7/30/22	286,000	304,684
4.4% 6/10/25	1,331,000	1,516,785
4.6% 3/9/26	921,000	1,069,485
5.5% 9/13/25	1,181,000	1,406,590
8.125% 7/15/39	1,728,000	3,038,356
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	6,941,000	7,351,726
Comerica, Inc. 3.7% 7/31/23	2,992,000	3,243,820
Credit Suisse Group Funding Guernsey Ltd. 4.55% 4/17/26	4,872,000	5,713,549
Danske Bank A/S 3.001% 9/20/22 (a)(b)	7,399,000	7,554,749
Fifth Third Bancorp:
2.55% 5/5/27	10,666,000	11,552,235
4.3% 1/16/24	3,592,000	3,976,422
8.25% 3/1/38	3,460,000	5,735,457
HSBC Holdings PLC:
2.357% 8/18/31 (b)	24,800,000	25,074,438
2.848% 6/4/31 (b)	9,800,000	10,289,704
4.041% 3/13/28 (b)	6,005,000	6,748,926
4.95% 3/31/30	462,000	568,350
Huntington Bancshares, Inc. 4% 5/15/25	6,332,000	7,214,735
JPMorgan Chase & Co.:
2.739% 10/15/30 (b)	15,000,000	16,202,331
2.956% 5/13/31 (b)	1,884,000	2,022,655
Lloyds Banking Group PLC:
2.907% 11/7/23 (b)	5,633,000	5,888,524
3.1% 7/6/21	2,463,000	2,519,797
3.87% 7/9/25 (b)	5,500,000	6,047,463
4.375% 3/22/28	6,937,000	8,210,838
Mitsubishi UFJ Financial Group, Inc. 2.193% 2/25/25	12,500,000	13,147,048
Rabobank Nederland:
3.75% 7/21/26	6,754,000	7,613,858
4.625% 12/1/23	4,531,000	5,044,853
Royal Bank of Canada:
2.55% 7/16/24	8,980,000	9,653,773
4.65% 1/27/26	1,061,000	1,256,375
Royal Bank of Scotland Group PLC:
6% 12/19/23	17,115,000	19,296,176
6.1% 6/10/23	900,000	1,000,874
6.125% 12/15/22	5,363,000	5,887,501
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,299,000	5,559,424
3.5% 6/7/24	6,658,000	7,162,199
Standard Chartered PLC 3.785% 5/21/25 (a)(b)	6,937,000	7,418,192
SVB Financial Group 3.125% 6/5/30	2,947,000	3,273,311
Synovus Financial Corp. 3.125% 11/1/22	5,134,000	5,294,438
Wells Fargo & Co.:
2.164% 2/11/26 (b)	14,170,000	14,778,771
2.188% 4/30/26 (b)	12,500,000	13,061,994
3.068% 4/30/41 (b)	12,500,000	13,210,762
Zions Bancorp NA 3.25% 10/29/29	8,229,000	8,225,682
		448,784,622
Capital Markets - 5.8%
Ares Capital Corp.:
3.875% 1/15/26	3,902,000	3,959,682
4.25% 3/1/25	5,162,000	5,327,957
Blackstone Holdings Finance Co. LLC 3.5% 9/10/49 (a)	7,409,000	8,148,382
CME Group, Inc. 5.3% 9/15/43	2,739,000	3,991,702
Credit Suisse AG 2.95% 4/9/25	8,090,000	8,887,017
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	3,093,000	3,237,725
4.194% 4/1/31 (a)(b)	3,178,000	3,707,296
Goldman Sachs Group, Inc.:
2.905% 7/24/23 (b)	6,721,000	7,003,146
3.5% 4/1/25	6,500,000	7,201,843
3.5% 11/16/26	5,162,000	5,756,835
3.75% 5/22/25	9,653,000	10,810,566
3.75% 2/25/26	4,490,000	5,073,264
Merrill Lynch & Co., Inc. 6.11% 1/29/37	2,152,000	3,083,803
Moody's Corp.:
2.55% 8/18/60	4,129,000	3,830,668
5.25% 7/15/44	3,041,000	4,177,954
Morgan Stanley:
2.188% 4/28/26 (b)	11,770,000	12,381,430
2.699% 1/22/31 (b)	10,000,000	10,776,190
3.737% 4/24/24 (b)	6,219,000	6,719,369
3.875% 1/27/26	4,507,000	5,173,765
4.3% 1/27/45	851,000	1,109,938
4.431% 1/23/30 (b)	10,000,000	12,065,291
5% 11/24/25	7,363,000	8,658,013
5.5% 7/28/21	1,098,000	1,148,351
National Securities Clearing Corp. 1.2% 4/23/23 (a)	18,000,000	18,338,088
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	6,763,000	7,448,923
S&P Global, Inc. 2.5% 12/1/29	8,350,000	9,113,430
State Street Corp.:
2.825% 3/30/23 (a)(b)	223,000	231,084
2.901% 3/30/26 (a)(b)	209,000	228,694
UBS Group AG:
3.126% 8/13/30 (a)(b)	8,605,000	9,551,214
3.491% 5/23/23 (a)	5,502,000	5,770,464
		192,912,084
Consumer Finance - 1.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,445,000	5,435,302
3.5% 5/26/22	395,000	397,152
3.95% 2/1/22	6,763,000	6,848,357
4.875% 1/16/24	371,000	382,468
5% 10/1/21	3,766,000	3,873,067
Ally Financial, Inc.:
3.05% 6/5/23	4,445,000	4,612,718
3.875% 5/21/24	1,970,000	2,097,254
4.125% 2/13/22	4,993,000	5,169,165
5.8% 5/1/25	1,997,000	2,308,529
Discover Financial Services:
3.85% 11/21/22	2,280,000	2,433,045
4.5% 1/30/26	1,042,000	1,194,400
5.2% 4/27/22	2,115,000	2,259,020
Ford Motor Credit Co. LLC 3.336% 3/18/21	11,725,000	11,754,313
GE Capital International Funding Co. 4.418% 11/15/35	6,645,000	6,860,820
John Deere Capital Corp. 2.65% 6/24/24	4,000,000	4,307,826
Synchrony Financial 4.375% 3/19/24	513,000	553,576
Toyota Motor Credit Corp. 2.9% 3/30/23	1,668,000	1,773,787
		62,260,799
Diversified Financial Services - 0.9%
Berkshire Hathaway Finance Corp. 4.4% 5/15/42	96,000	124,459
Brixmor Operating Partnership LP:
4.05% 7/1/30	2,172,000	2,330,335
4.125% 5/15/29	1,112,000	1,203,322
DH Europe Finance II SARL 3.4% 11/15/49	7,857,000	9,150,728
Equitable Holdings, Inc. 4.35% 4/20/28	6,107,000	6,977,457
General Electric Capital Corp. 5.875% 1/14/38	135,000	155,899
USAA Capital Corp. 2.125% 5/1/30 (a)	1,955,000	2,070,622
Voya Financial, Inc.:
4.7% 1/23/48 (b)	5,029,000	5,054,145
5.7% 7/15/43	2,341,000	3,086,181
		30,153,148
Insurance - 3.1%
ACE INA Holdings, Inc. 4.35% 11/3/45	474,000	629,300
AFLAC, Inc. 3.6% 4/1/30	799,000	935,521
AIA Group Ltd.:
3.375% 4/7/30 (a)	2,730,000	3,057,543
3.6% 4/9/29 (a)	3,500,000	3,939,235
3.9% 4/6/28 (a)	6,436,000	7,308,078
American International Group, Inc.:
4.375% 1/15/55	2,411,000	2,820,708
4.5% 7/16/44	5,237,000	6,143,138
5.75% 4/1/48 (b)	5,747,000	6,341,874
Aon Corp. 6.25% 9/30/40	228,000	335,609
Five Corners Funding Trust 4.419% 11/15/23 (a)	3,900,000	4,353,129
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,090,000	1,274,554
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	878,000	1,067,870
4.8% 7/15/21	1,477,000	1,519,968
4.9% 3/15/49	802,000	1,125,964
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	2,604,000	2,831,327
Pacific LifeCorp 5.125% 1/30/43 (a)	1,156,000	1,332,736
Pricoa Global Funding I 5.625% 6/15/43 (b)	4,490,000	4,820,184
Principal Financial Group, Inc. 3.7% 5/15/29	1,265,000	1,473,048
Principal Life Global Funding II 1.5% 8/27/30 (a)	15,000,000	14,846,472
Prudential Financial, Inc.:
3% 3/10/40	10,000,000	10,616,487
3.935% 12/7/49	1,354,000	1,538,791
Reliance Standard Life Global Funding II 2.75% 5/7/25 (a)	8,978,000	9,386,286
Unum Group:
4.5% 3/15/25	3,186,000	3,543,026
5.75% 8/15/42	3,366,000	3,837,155
Willis Group North America, Inc. 3.6% 5/15/24	6,009,000	6,578,254
		101,656,257

TOTAL FINANCIALS		835,766,910

HEALTH CARE - 9.4%
Biotechnology - 1.3%
AbbVie, Inc.:
2.95% 11/21/26 (a)	10,500,000	11,548,214
3.2% 11/21/29 (a)	10,000,000	11,067,715
4.05% 11/21/39 (a)	5,000,000	5,831,737
4.55% 3/15/35 (a)	4,916,000	6,134,045
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	5,900,000	5,753,408
Upjohn, Inc.:
1.65% 6/22/25 (a)	458,000	470,418
2.7% 6/22/30 (a)	464,000	484,026
4% 6/22/50 (a)	1,751,000	1,906,584
		43,196,147
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories 4.75% 11/30/36	3,323,000	4,495,278
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (b)(c)	1,898,000	1,898,777
2.823% 5/20/30	13,250,000	14,375,243
2.894% 6/6/22	1,148,000	1,191,800
3.363% 6/6/24	3,709,000	4,035,890
Zimmer Biomet Holdings, Inc.:
3 month U.S. LIBOR + 0.750% 1.0663% 3/19/21 (b)(c)	1,780,000	1,780,448
3.05% 1/15/26	4,000,000	4,419,357
		32,196,793
Health Care Providers & Services - 3.7%
Anthem, Inc.:
2.25% 5/15/30	13,225,000	13,712,946
3.3% 1/15/23	1,169,000	1,244,932
Centene Corp.:
4.25% 12/15/27	1,615,000	1,695,750
4.625% 12/15/29	2,505,000	2,745,079
4.75% 1/15/25	1,285,000	1,321,725
Cigna Corp.:
3.4% 3/15/50	7,000,000	7,493,851
3.75% 7/15/23	6,983,000	7,601,514
4.125% 11/15/25	838,000	968,728
4.375% 10/15/28	1,336,000	1,598,831
4.8% 8/15/38	4,331,000	5,448,881
4.9% 12/15/48	831,000	1,097,857
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (b)(c)	2,931,000	2,940,630
3.35% 3/9/21	10,809,000	10,978,819
3.625% 4/1/27	588,000	665,817
4.1% 3/25/25	577,000	657,988
4.3% 3/25/28	20,000,000	23,545,362
4.78% 3/25/38	3,477,000	4,259,095
HCA Holdings, Inc.:
5.125% 6/15/39	3,015,000	3,733,929
5.25% 6/15/49	3,323,000	4,150,509
Quest Diagnostics, Inc. 2.95% 6/30/30	20,000,000	21,821,651
UnitedHealth Group, Inc.:
3.95% 10/15/42	119,000	142,545
4.25% 3/15/43	2,244,000	2,851,516
4.625% 7/15/35	671,000	885,561
4.625% 11/15/41	867,000	1,149,202
4.75% 7/15/45	1,642,000	2,227,517
		124,940,235
Pharmaceuticals - 3.4%
AstraZeneca PLC:
1.375% 8/6/30	21,060,000	20,627,488
6.45% 9/15/37	4,965,000	7,662,296
Bayer U.S. Finance II LLC:
3.375% 7/15/24 (a)	7,000,000	7,598,886
4.25% 12/15/25 (a)	13,334,000	15,303,323
Bristol-Myers Squibb Co.:
3.2% 6/15/26	6,332,000	7,199,153
3.9% 2/20/28	7,300,000	8,513,120
4.125% 6/15/39	1,824,000	2,333,464
4.25% 10/26/49	6,458,000	8,572,442
Elanco Animal Health, Inc.:
4.912% 8/27/21 (b)	220,000	225,225
5.272% 8/28/23 (b)	283,000	313,623
5.9% 8/28/28 (b)	7,922,000	9,451,936
Mylan NV 4.55% 4/15/28	8,085,000	9,457,761
Perrigo Finance PLC 3.15% 6/15/30	10,400,000	10,929,750
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	1,299,000	1,325,119
2.875% 9/23/23	2,694,000	2,868,605
		112,382,191

TOTAL HEALTH CARE		312,715,366

INDUSTRIALS - 6.6%
Aerospace & Defense - 1.7%
BAE Systems Holdings, Inc. 2.85% 12/15/20 (a)	2,919,000	2,933,004
BAE Systems PLC 3.4% 4/15/30 (a)	863,000	971,157
Harris Corp. 3.95% 5/28/24	922,000	1,010,145
Lockheed Martin Corp. 4.09% 9/15/52	2,688,000	3,471,791
Northrop Grumman Corp.:
2.93% 1/15/25	5,388,000	5,878,785
4.03% 10/15/47	5,388,000	6,561,677
The Boeing Co.:
5.04% 5/1/27	16,500,000	18,155,547
5.15% 5/1/30	16,500,000	18,474,481
		57,456,587
Airlines - 0.9%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	2,931,639	1,892,206
American Airlines, Inc. 3.75% 4/15/27	4,156,185	2,885,413
Delta Air Lines, Inc. 3.4% 4/19/21	1,847,000	1,851,301
Southwest Airlines Co.:
5.125% 6/15/27	7,250,000	7,906,965
5.25% 5/4/25	12,600,000	13,752,234
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	2,374,000	1,661,800
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	1,987,973	1,483,943
		31,433,862
Building Products - 0.5%
Carrier Global Corp.:
2.242% 2/15/25 (a)	2,527,000	2,647,238
2.493% 2/15/27 (a)	2,431,000	2,550,402
2.7% 2/15/31 (a)	10,200,000	10,634,978
		15,832,618
Electrical Equipment - 0.4%
Hubbell, Inc. 3.5% 2/15/28	5,388,000	5,792,254
Rockwell Automation, Inc. 3.5% 3/1/29	5,882,000	6,805,642
		12,597,896
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc. 2.75% 3/1/30	10,000,000	10,587,425
General Electric Co.:
3.45% 5/1/27	560,000	594,537
3.625% 5/1/30	8,302,000	8,546,702
4.125% 10/9/42	35,000	35,103
Roper Technologies, Inc.:
1.75% 2/15/31 (d)	11,000,000	11,052,074
2.8% 12/15/21	1,512,000	1,553,947
2.95% 9/15/29	4,544,000	4,983,543
3.65% 9/15/23	1,568,000	1,707,310
		39,060,641
Machinery - 0.8%
Deere & Co.:
2.75% 4/15/25	3,218,000	3,521,263
3.1% 4/15/30	526,000	599,661
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	504,000	617,339
Otis Worldwide Corp. 2.293% 4/5/27 (a)	13,910,000	14,768,810
Westinghouse Air Brake Co. 3.2% 6/15/25	6,416,000	6,752,782
		26,259,855
Professional Services - 0.1%
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	100,000	103,720
Leidos, Inc.:
2.95% 5/15/23 (a)	1,695,000	1,782,725
3.625% 5/15/25 (a)	1,279,000	1,424,972
		3,311,417
Road & Rail - 1.0%
Avolon Holdings Funding Ltd. 2.875% 2/15/25 (a)	6,760,000	6,007,080
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	906,000	1,141,788
4.4% 3/15/42	2,244,000	2,845,732
CSX Corp.:
3.8% 4/15/50	126,000	150,618
4.3% 3/1/48	8,870,000	11,180,211
Union Pacific Corp. 3.25% 2/5/50	10,000,000	10,955,842
		32,281,271
Trading Companies & Distributors - 0.0%
Air Lease Corp. 3.75% 2/1/22	977,000	998,227

TOTAL INDUSTRIALS		219,232,374

INFORMATION TECHNOLOGY - 3.6%
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	2,316,000	2,375,963
5.85% 7/15/25 (a)	485,000	568,959
6.02% 6/15/26 (a)	3,386,000	3,986,361
		6,931,283
IT Services - 0.2%
Fiserv, Inc. 3.5% 7/1/29	3,773,000	4,291,236
The Western Union Co. 2.85% 1/10/25	757,000	799,567
Visa, Inc. 1.9% 4/15/27	878,000	931,688
		6,022,491
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc. 2.95% 4/1/25	9,000,000	9,853,850
Applied Materials, Inc. 4.35% 4/1/47	4,490,000	6,065,210
Microchip Technology, Inc. 3.922% 6/1/21	6,495,000	6,642,335
Micron Technology, Inc.:
2.497% 4/24/23	2,891,000	3,018,862
4.185% 2/15/27	13,879,000	15,898,617
4.64% 2/6/24	7,334,000	8,156,514
NVIDIA Corp. 2.85% 4/1/30	653,000	727,859
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (a)	6,750,000	7,196,211
		57,559,458
Software - 0.9%
Oracle Corp.:
2.5% 4/1/25	12,000,000	12,935,779
2.8% 4/1/27	10,000,000	10,969,547
4.375% 5/15/55	3,725,000	4,669,177
5.375% 7/15/40	216,000	295,967
		28,870,470
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
2.4% 8/20/50	15,520,000	15,371,777
3.85% 8/4/46	4,529,000	5,587,567
		20,959,344

TOTAL INFORMATION TECHNOLOGY		120,343,046

MATERIALS - 1.8%
Chemicals - 1.2%
Ecolab, Inc. 4.8% 3/24/30	7,000,000	8,867,478
LYB International Finance III LLC 2.875% 5/1/25	12,000,000	12,886,024
Nutrien Ltd.:
1.9% 5/13/23	6,415,000	6,643,062
4% 12/15/26	895,000	1,032,933
The Dow Chemical Co.:
3.625% 5/15/26	6,444,000	7,197,745
4.55% 11/30/25	2,070,000	2,401,274
		39,028,516
Containers & Packaging - 0.2%
Avery Dennison Corp. 4.875% 12/6/28	5,802,000	7,131,659
Metals & Mining - 0.4%
Anglo American Capital PLC 5.375% 4/1/25 (a)	9,500,000	10,960,067
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	407,000	408,832
6.75% 10/19/75 (a)(b)	1,010,000	1,206,799
		12,575,698

TOTAL MATERIALS		58,735,873

REAL ESTATE - 5.4%
Equity Real Estate Investment Trusts (REITs) - 5.2%
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33	16,250,000	16,063,449
4.7% 7/1/30	1,381,000	1,710,745
American Campus Communities Operating Partnership LP 3.875% 1/30/31	5,661,000	6,148,555
American Tower Corp.:
2.1% 6/15/30	5,700,000	5,817,240
2.4% 3/15/25	8,080,000	8,612,063
Camden Property Trust:
2.8% 5/15/30	1,052,000	1,150,661
3.15% 7/1/29	6,286,000	7,036,621
4.25% 1/15/24	681,000	748,367
Corporate Office Properties LP:
3.6% 5/15/23	2,820,000	2,922,865
3.7% 6/15/21	430,000	436,069
Crown Castle International Corp.:
3.25% 1/15/51	7,250,000	7,486,219
3.3% 7/1/30	14,000,000	15,537,102
Federal Realty Investment Trust 3.95% 1/15/24	12,000,000	13,009,802
Hudson Pacific Properties LP 3.95% 11/1/27	4,132,000	4,466,232
Kimco Realty Corp. 3.3% 2/1/25	5,148,000	5,523,171
Lexington Corporate Properties Trust 4.4% 6/15/24	225,000	238,105
Omega Healthcare Investors, Inc. 4.375% 8/1/23	6,734,000	7,246,057
Retail Properties America, Inc. 4.75% 9/15/30	4,559,000	4,512,894
Simon Property Group LP 2.45% 9/13/29	7,542,000	7,540,531
UDR, Inc. 2.1% 8/1/32	7,194,000	7,212,987
Ventas Realty LP:
2.65% 1/15/25	886,000	924,659
3% 1/15/30	8,140,000	8,218,099
4.125% 1/15/26	311,000	349,006
4.4% 1/15/29	10,000,000	11,202,550
Welltower, Inc. 2.7% 2/15/27	20,000,000	21,264,402
WP Carey, Inc. 4% 2/1/25	7,950,000	8,675,251
		174,053,702
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	1,950,000	2,020,822
4.1% 10/1/24	2,694,000	2,838,602
4.55% 10/1/29	1,809,000	1,929,449
Mack-Cali Realty LP 4.5% 4/18/22	85,000	81,590
		6,870,463

TOTAL REAL ESTATE		180,924,165

UTILITIES - 6.8%
Electric Utilities - 4.5%
American Electric Power Co., Inc. 3.25% 3/1/50	10,150,000	10,667,850
Cleco Corporate Holdings LLC:
3.375% 9/15/29	11,165,000	11,386,215
3.743% 5/1/26	9,107,000	9,717,191
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	3,597,000	3,917,853
Duke Energy Corp. 2.45% 6/1/30	1,269,000	1,338,469
Duke Energy Industries, Inc. 4.9% 7/15/43	2,694,000	3,601,085
Duquesne Light Holdings, Inc.:
3.616% 8/1/27 (a)	1,644,000	1,762,752
5.9% 12/1/21 (a)	450,000	474,569
Edison International 3.55% 11/15/24	8,250,000	8,786,688
Entergy Louisiana LLC 2.9% 3/15/51	9,338,000	9,855,712
Exelon Corp.:
3.497% 6/1/22 (b)	9,375,000	9,816,123
4.05% 4/15/30	586,000	690,843
FirstEnergy Corp.:
2.05% 3/1/25	2,196,000	2,240,658
2.25% 9/1/30	9,244,000	9,191,753
2.65% 3/1/30	4,770,000	4,904,575
Indiana Michigan Power Co. 4.55% 3/15/46	1,144,000	1,460,268
IPALCO Enterprises, Inc. 3.7% 9/1/24	430,000	465,225
ITC Holdings Corp. 2.7% 11/15/22	1,342,000	1,401,388
Nevada Power Co. 3.7% 5/1/29	5,657,000	6,647,405
NextEra Energy Capital Holdings, Inc.:
2.75% 5/1/25	6,434,000	6,997,025
2.75% 11/1/29	7,409,000	8,092,421
Southern Co. 3.7% 4/30/30	10,000,000	11,459,272
Tampa Electric Co. 6.55% 5/15/36	449,000	648,292
Virginia Electric & Power Co. 3.8% 4/1/28	5,837,000	6,885,543
Xcel Energy, Inc.:
3.4% 6/1/30	7,000,000	8,058,631
3.5% 12/1/49	7,338,000	8,275,358
4.8% 9/15/41	499,000	633,517
		149,376,681
Gas Utilities - 0.9%
Boston Gas Co. 4.487% 2/15/42 (a)	1,796,000	2,234,553
Dominion Gas Holdings LLC:
3% 11/15/29	7,508,000	8,284,075
3.9% 11/15/49	7,000,000	8,039,120
ONE Gas, Inc. 2% 5/15/30	5,208,000	5,419,204
Southern Co. Gas Capital Corp. 2.45% 10/1/23	4,761,000	5,003,922
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	18,000	18,368
		28,999,242
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.:
3.3% 7/15/25 (a)	3,929,000	4,216,780
3.95% 7/15/30 (a)	3,427,000	3,709,042
		7,925,822
Multi-Utilities - 1.2%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30 (a)	319,000	378,070
4.25% 10/15/50 (a)	182,000	231,172
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	259,000	299,315
Dominion Energy, Inc.:
2.715% 8/15/21	2,113,000	2,156,570
3.071% 8/15/24 (b)	8,845,000	9,597,269
NiSource Finance Corp.:
5.25% 2/15/43	212,000	282,778
5.95% 6/15/41	1,024,000	1,453,728
NiSource, Inc.:
0.95% 8/15/25	2,663,000	2,669,671
3.49% 5/15/27	3,591,000	4,054,757
4.375% 5/15/47	5,000,000	6,204,399
Puget Energy, Inc.:
3.65% 5/15/25	2,636,000	2,820,103
4.1% 6/15/30 (a)	1,538,000	1,695,740
5.625% 7/15/22	3,808,000	4,053,402
San Diego Gas & Electric Co. 3.32% 4/15/50	3,060,000	3,390,045
Sempra Energy 2.875% 10/1/22	202,000	209,904
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (b)(c)	105,000	86,726
		39,583,649

TOTAL UTILITIES		225,885,394

TOTAL NONCONVERTIBLE BONDS
(Cost $2,640,837,138)		2,860,944,544

U.S. Treasury Obligations - 6.1%
U.S. Treasury Bonds 2% 2/15/50
(Cost $207,219,798)	179,793,000	202,351,412

Asset-Backed Securities - 0.1%
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (Cost $2,252,040)(a)	$2,252,040	$2,395,743

Municipal Securities - 0.2%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,395,000	2,633,816
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	40,000	66,723
7.5% 4/1/34	1,055,000	1,763,538
7.55% 4/1/39	1,635,000	2,889,699
Series 2010, 7.625% 3/1/40	305,000	531,868
TOTAL MUNICIPAL SECURITIES
(Cost $5,951,270)		7,885,644

Foreign Government and Government Agency Obligations - 0.5%
Kingdom of Saudi Arabia 2.9% 10/22/25 (a)	$1,820,000	$1,931,020
Peruvian Republic 2.392% 1/23/26	5,160,000	5,433,480
State of Qatar:
3.375% 3/14/24 (a)	6,024,000	6,488,978
3.4% 4/16/25 (a)	1,390,000	1,519,531
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,382,006)		15,373,009

Bank Notes - 1.8%
BBVA U.S.A. 2.875% 6/29/22	2,667,000	2,743,815
Discover Bank 3.35% 2/6/23	7,114,000	7,542,794
RBS Citizens NA:
2.25% 4/28/25	$3,633,000	$3,876,044
3.7% 3/29/23	11,995,000	12,893,042
Regions Bank 6.45% 6/26/37	2,611,000	3,632,992
Truist Bank:
1.25% 3/9/23	10,000,000	10,196,399
1.5% 3/10/25	10,000,000	10,362,713
2.25% 3/11/30	9,500,000	9,860,014
TOTAL BANK NOTES
(Cost $57,584,201)		61,107,813

Preferred Securities - 0.6%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge, Inc. U.S. TREASURY 5 YEAR INDEX + 5.314% 5.75% 7/15/80 (b)(c)	$5,706,000	$6,054,290
FINANCIALS - 0.4%
Banks - 0.4%
Barclays Bank PLC 7.625% 11/21/22	11,328,000	12,835,653
TOTAL PREFERRED SECURITIES
(Cost $18,814,771)		18,889,943
	Shares	Value

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.12% (e)
(Cost $149,135,832)	149,107,283	149,137,104
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $3,096,177,056)		3,318,085,212
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,520,405
NET ASSETS - 100%		$3,320,605,617

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $448,350,011 or 13.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$734,563
Fidelity Securities Lending Cash Central Fund	4,281
Total	$738,844

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,860,944,544	$--	$2,860,944,544	$--
U.S. Government and Government Agency Obligations	202,351,412	--	202,351,412	--
Asset-Backed Securities	2,395,743	--	2,395,743	--
Municipal Securities	7,885,644	--	7,885,644	--
Foreign Government and Government Agency Obligations	15,373,009	--	15,373,009	--
Bank Notes	61,107,813	--	61,107,813	--
Preferred Securities	18,889,943	--	18,889,943	--
Money Market Funds	149,137,104	149,137,104	--	--
Total Investments in Securities:	$3,318,085,212	$149,137,104	$3,168,948,108	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.8%
United Kingdom	5.9%
Canada	2.6%
Ireland	1.7%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,947,041,224)	$3,168,948,108
Fidelity Central Funds (cost $149,135,832)	149,137,104
Total Investment in Securities (cost $3,096,177,056)		$3,318,085,212
Receivable for investments sold		29,776
Receivable for fund shares sold		8,840,620
Interest receivable		26,770,362
Distributions receivable from Fidelity Central Funds		18,383
Receivable from investment adviser for expense reductions		24,030
Total assets		3,353,768,383
Liabilities
Payable for investments purchased
Regular delivery	$14,664,609
Delayed delivery	10,982,290
Payable for fund shares redeemed	5,729,759
Distributions payable	563,976
Accrued management fee	952,883
Distribution and service plan fees payable	33,277
Other affiliated payables	235,972
Total liabilities		33,162,766
Net Assets		$3,320,605,617
Net Assets consist of:
Paid in capital		$3,071,660,262
Total accumulated earnings (loss)		248,945,355
Net Assets		$3,320,605,617
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($74,657,321 ÷ 5,804,699 shares)(a)		$12.86
Maximum offering price per share (100/96.00 of $12.86)		$13.40
Class M:
Net Asset Value and redemption price per share ($11,858,399÷ 922,018 shares)(a)		$12.86
Maximum offering price per share (100/96.00 of $12.86)		$13.40
Class C:
Net Asset Value and offering price per share ($17,956,346 ÷ 1,396,324 shares)(a)		$12.86
Corporate Bond:
Net Asset Value, offering price and redemption price per share ($2,179,539,923 ÷ 169,465,577 shares)		$12.86
Class I:
Net Asset Value, offering price and redemption price per share ($183,626,585 ÷ 14,276,874 shares)		$12.86
Class Z:
Net Asset Value, offering price and redemption price per share ($852,967,043 ÷ 66,338,799 shares)		$12.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Dividends		$863,727
Interest		72,724,323
Income from Fidelity Central Funds (including $4,281 from security lending)		738,844
Total income		74,326,894
Expenses
Management fee	$7,890,050
Transfer agent fees	2,090,603
Distribution and service plan fees	332,263
Independent trustees' fees and expenses	6,671
Commitment fees	4,818
Total expenses before reductions	10,324,405
Expense reductions	(218,683)
Total expenses after reductions		10,105,722
Net investment income (loss)		64,221,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,468,543
Redemptions in-kind with affiliated entities	11,304,158
Fidelity Central Funds	5,905
Total net realized gain (loss)		45,778,606
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	102,915,459
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		102,915,458
Net gain (loss)		148,694,064
Net increase (decrease) in net assets resulting from operations		$212,915,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,221,172	$50,406,952
Net realized gain (loss)	45,778,606	43,429
Change in net unrealized appreciation (depreciation)	102,915,458	128,278,134
Net increase (decrease) in net assets resulting from operations	212,915,236	178,728,515
Distributions to shareholders	(63,626,353)	(49,952,195)
Share transactions - net increase (decrease)	1,465,615,394	244,875,420
Total increase (decrease) in net assets	1,614,904,277	373,651,740
Net Assets
Beginning of period	1,705,701,340	1,332,049,600
End of period	$3,320,605,617	$1,705,701,340

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$11.22	$11.68	$11.73	$11.11
Income from Investment Operations
Net investment income (loss)A	.311	.376	.352	.329	.337
Net realized and unrealized gain (loss)	.624	1.018	(.465)	(.054)	.618
Total from investment operations	.935	1.394	(.113)	.275	.955
Distributions from net investment income	(.315)	(.374)	(.347)	(.325)	(.335)
Total distributions	(.315)	(.374)	(.347)	(.325)	(.335)
Net asset value, end of period	$12.86	$12.24	$11.22	$11.68	$11.73
Total ReturnB,C	7.78%	12.72%	(.97)%	2.43%	8.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.79%	.79%	.79%	.79%
Net investment income (loss)	2.53%	3.31%	3.09%	2.87%	3.00%
Supplemental Data
Net assets, end of period (000 omitted)	$74,657	$48,410	$37,046	$38,496	$43,691
Portfolio turnover rateF	31%G	28%	47%	42%	40%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$11.22	$11.68	$11.73	$11.11
Income from Investment Operations
Net investment income (loss)A	.304	.368	.343	.319	.328
Net realized and unrealized gain (loss)	.624	1.017	(.465)	(.054)	.617
Total from investment operations	.928	1.385	(.122)	.265	.945
Distributions from net investment income	(.308)	(.365)	(.338)	(.315)	(.325)
Total distributions	(.308)	(.365)	(.338)	(.315)	(.325)
Net asset value, end of period	$12.86	$12.24	$11.22	$11.68	$11.73
Total ReturnB,C	7.72%	12.64%	(1.05)%	2.35%	8.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	.82%	.87%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.82%	.87%	.87%	.87%	.87%
Expenses net of all reductions	.82%	.87%	.87%	.87%	.87%
Net investment income (loss)	2.47%	3.24%	3.00%	2.79%	2.92%
Supplemental Data
Net assets, end of period (000 omitted)	$11,858	$9,093	$7,819	$9,317	$9,443
Portfolio turnover rateF	31%G	28%	47%	42%	40%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.23	$11.22	$11.68	$11.72	$11.11
Income from Investment Operations
Net investment income (loss)A	.215	.292	.266	.242	.253
Net realized and unrealized gain (loss)	.634	1.005	(.465)	(.044)	.607
Total from investment operations	.849	1.297	(.199)	.198	.860
Distributions from net investment income	(.219)	(.287)	(.261)	(.238)	(.250)
Total distributions	(.219)	(.287)	(.261)	(.238)	(.250)
Net asset value, end of period	$12.86	$12.23	$11.22	$11.68	$11.72
Total ReturnB,C	7.04%	11.78%	(1.72)%	1.75%	7.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.55%	1.55%	1.54%	1.54%
Expenses net of fee waivers, if any	1.54%	1.55%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.54%	1.55%	1.55%	1.54%	1.54%
Net investment income (loss)	1.75%	2.56%	2.33%	2.11%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$17,956	$14,009	$14,836	$18,432	$20,816
Portfolio turnover rateF	31%G	28%	47%	42%	40%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$11.22	$11.68	$11.73	$11.11
Income from Investment Operations
Net investment income (loss)A	.350	.415	.389	.367	.375
Net realized and unrealized gain (loss)	.624	1.017	(.463)	(.054)	.618
Total from investment operations	.974	1.432	(.074)	.313	.993
Distributions from net investment income	(.354)	(.412)	(.386)	(.363)	(.373)
Total distributions	(.354)	(.412)	(.386)	(.363)	(.373)
Net asset value, end of period	$12.86	$12.24	$11.22	$11.68	$11.73
Total ReturnB	8.12%	13.10%	(.63)%	2.77%	9.14%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.84%	3.65%	3.43%	3.20%	3.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,179,540	$1,411,052	$1,142,503	$991,210	$1,000,845
Portfolio turnover rateE	31%F	28%	47%	42%	40%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$11.22	$11.68	$11.73	$11.11
Income from Investment Operations
Net investment income (loss)A	.344	.412	.385	.362	.369
Net realized and unrealized gain (loss)	.624	1.015	(.465)	(.054)	.618
Total from investment operations	.968	1.427	(.080)	.308	.987
Distributions from net investment income	(.348)	(.407)	(.380)	(.358)	(.367)
Total distributions	(.348)	(.407)	(.380)	(.358)	(.367)
Net asset value, end of period	$12.86	$12.24	$11.22	$11.68	$11.73
Total ReturnB	8.07%	13.06%	(.68)%	2.72%	9.08%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.49%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.49%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.49%	.50%	.50%	.50%
Net investment income (loss)	2.80%	3.63%	3.38%	3.15%	3.29%
Supplemental Data
Net assets, end of period (000 omitted)	$183,627	$122,654	$129,845	$140,638	$158,470
Portfolio turnover rateE	31%F	28%	47%	42%	40%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class Z

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.23	$11.16
Income from Investment Operations
Net investment income (loss)B	.360	.358
Net realized and unrealized gain (loss)	.635	1.097
Total from investment operations	.995	1.455
Distributions from net investment income	(.365)	(.385)
Total distributions	(.365)	(.385)
Net asset value, end of period	$12.86	$12.23
Total ReturnC,D	8.30%	13.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%G
Expenses net of all reductions	.36%	.36%G
Net investment income (loss)	2.93%	3.54%G
Supplemental Data
Net assets, end of period (000 omitted)	$852,967	$100,483
Portfolio turnover rateH	31%I	28%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Corporate Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$240,312,619
Gross unrealized depreciation	(18,306,761)
Net unrealized appreciation (depreciation)	$222,005,858
Tax Cost	$3,096,079,354

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,773,750
Undistributed long-term capital gain	$16,165,746
Net unrealized appreciation (depreciation) on securities and other investments	$222,005,858

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$63,626,353	$ 49,952,195

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Corporate Bond Fund	1,736,766,096	300,683,908

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense, including commitment fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$153,736	$6,939
Class M	-%	.25%	24,512	–
Class C	.75%	.25%	154,015	32,466
			$332,263	$39,405

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20,988
Class M	1,288
Class C(a)	3,518
$25,794

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond and Class Z. FIIOC receives an asset-based fee of Corporate Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$101,523.17
Class M	21,376.22
Class C	29,379.19
Corporate Bond	1,492,912.10
Class I	170,459.15
Class Z	274,954.05
	$2,090,603

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 14,827,431 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $180,289,916. The net realized gain of $11,304,158 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Corporate Bond Fund	$4,818

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $452. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Effective October 2, 2018, the investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2021. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$217,993

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $554. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class I	$136

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019(a)
Distributions to shareholders
Class A	$1,557,493	$1,248,823
Class M	244,180	250,897
Class C	272,270	332,165
Corporate Bond	42,677,600	43,436,340
Class I	3,220,039	4,302,495
Class Z	15,654,771	381,475
Total	$63,626,353	$49,952,195

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019(a)	Year ended August 31, 2020	Year ended August 31, 2019(a)
Class A
Shares sold	3,892,254	1,484,140	$48,321,987	$17,125,223
Reinvestment of distributions	123,196	107,547	1,522,091	1,228,195
Shares redeemed	(2,167,221)	(937,620)	(26,642,912)	(10,568,541)
Net increase (decrease)	1,848,229	654,067	$23,201,166	$7,784,877
Class M
Shares sold	427,502	160,127	$5,348,721	$1,863,645
Reinvestment of distributions	19,594	21,807	242,195	248,556
Shares redeemed	(268,277)	(135,764)	(3,331,853)	(1,536,097)
Net increase (decrease)	178,819	46,170	$2,259,063	$576,104
Class C
Shares sold	690,007	377,877	$8,520,174	$4,379,476
Reinvestment of distributions	21,685	28,886	267,595	328,173
Shares redeemed	(460,479)	(584,327)	(5,570,779)	(6,601,165)
Net increase (decrease)	251,213	(177,564)	$3,216,990	$(1,893,516)
Corporate Bond
Shares sold	134,581,494	47,342,827	$1,645,004,240	$546,027,481
Reinvestment of distributions	3,121,218	3,552,770	38,650,580	40,551,324
Shares redeemed	(83,564,842)(b)	(37,414,288)	(1,013,145,442)(b)	(429,896,394)
Net increase (decrease)	54,137,870	13,481,309	$670,509,378	$156,682,411
Class I
Shares sold	11,412,428	3,010,010	$140,833,797	$34,699,141
Reinvestment of distributions	254,313	373,162	3,151,726	4,244,697
Shares redeemed	(7,414,210)(b)	(4,933,203)	(89,532,271)(b)	(55,925,091)
Net increase (decrease)	4,252,531	(1,550,031)	$54,453,252	$(16,981,253)
Class Z
Shares sold	82,863,323	8,540,235	$1,018,974,977	$102,599,871
Reinvestment of distributions	1,222,977	29,493	15,182,841	348,244
Shares redeemed	(25,962,880)	(354,349)	(322,182,273)	(4,241,318)
Net increase (decrease)	58,123,420	8,215,379	$711,975,545	$98,706,797

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Corporate Bond Fund
Class A	.76%
Actual		$1,000.00	$1,035.20	$3.89
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Class M	.80%
Actual		$1,000.00	$1,035.00	$4.09
Hypothetical-C		$1,000.00	$1,021.11	$4.06
Class C	1.53%
Actual		$1,000.00	$1,032.00	$7.81
Hypothetical-C		$1,000.00	$1,017.44	$7.76
Corporate Bond	.45%
Actual		$1,000.00	$1,036.80	$2.30
Hypothetical-C		$1,000.00	$1,022.87	$2.29
Class I	.50%
Actual		$1,000.00	$1,036.60	$2.56
Hypothetical-C		$1,000.00	$1,022.62	$2.54
Class Z	.36%
Actual		$1,000.00	$1,038.10	$1.84
Hypothetical-C		$1,000.00	$1,023.33	$1.83

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Corporate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	10/12/20	10/09/20	$0.103
Class M	10/12/20	10/09/20	$0.103
Class C	10/12/20	10/09/20	$0.103
Fidelity Corporate Bond Fund	10/12/20	10/09/20	$0.103
Class I	10/12/20	10/09/20	$0.103
Class Z	10/12/20	10/09/20	$0.103

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $16,165,746, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $38,101,244 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

CBD-ANN-1020
1.907004.110

Fidelity® Intermediate Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	6.18%	3.73%	3.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index performed over the same period.

Period Ending Values
$13,754	Fidelity® Intermediate Bond Fund
$13,384	Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers David DeBiase and Rob Galusza:  For the fiscal year, the fund returned 6.18%, slightly ahead net of fees, of the 5.95% result of its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, and comfortably above the Lipper peer group average. Sector allocations aided the fund’s relative result, including our decision to overweight corporate bonds, underweight U.S. Treasury securities and hold non-benchmark stakes in Treasury futures and Treasury Inflation-Protected Securities (TIPS). Among corporates, overweighting the bonds of banking, insurance, and consumer-related companies helped on a relative basis, as did picks among the bonds of energy firms. Positioning among the bonds of utility companies also contributed. The fund’s cash position also helped slightly versus the benchmark, especially in a volatile spring. Lastly, non-index stakes in commercial mortgage-backed securities, mortgage-backed securities, and asset-backed securities made a relative contribution. Conversely, a small stake in firms tied to aviation, which faced pressure as flight volumes ebbed due to the spread of COVID-19, stood out to the downside, as did picks among certain bonds of financial firms. In addition, our positioning along the yield curve held back the fund’s relative return slightly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, Julian Potenza assumed co-management responsibilities for the fund, joining David DeBiase and Rob Galusza.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	37.2%
AAA	8.8%
AA	2.4%
A	13.9%
BBB	30.4%
BB and Below	4.6%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	1.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2020 *
Corporate Bonds	47.5%
U.S. Government and U.S. Government Agency Obligations	37.2%
Asset-Backed Securities	3.5%
CMOs and Other Mortgage Related Securities	8.2%
Municipal Bonds	0.2%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 8.7%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 47.0%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
1.65% 2/1/28	$6,534	$6,622
3% 6/30/22	2,110	2,202
Verizon Communications, Inc.:
2.946% 3/15/22	2,884	2,997
5.15% 9/15/23	3,547	4,030
		15,851
Entertainment - 0.1%
The Walt Disney Co. 3% 9/15/22	2,241	2,359
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	6,000	6,394
4.908% 7/23/25	4,820	5,608
Comcast Corp.:
3.1% 4/1/25	281	312
3.95% 10/15/25	3,064	3,532
Discovery Communications LLC 3.625% 5/15/30	1,652	1,828
		17,674
Wireless Telecommunication Services - 0.2%
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (a)	4,200	4,640

TOTAL COMMUNICATION SERVICES		40,524

CONSUMER DISCRETIONARY - 2.7%
Automobiles - 1.2%
Daimler Finance North America LLC:
2.3% 2/12/21 (a)	5,880	5,923
2.85% 1/6/22 (a)	3,657	3,759
General Motors Financial Co., Inc.:
3.25% 1/5/23	5,500	5,707
4.15% 6/19/23	6,023	6,425
4.35% 4/9/25	6,000	6,560
5.2% 3/20/23	2,874	3,135
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	2,713	2,815
3.125% 5/12/23 (a)	2,363	2,507
		36,831
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 3.3% 7/1/25	281	314
Household Durables - 0.4%
Lennar Corp. 2.95% 11/29/20	6,000	6,000
Toll Brothers Finance Corp. 4.875% 11/15/25	4,400	4,908
		10,908
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	2,358	2,435
Multiline Retail - 0.3%
Dollar Tree, Inc. 4% 5/15/25	7,200	8,160
Target Corp. 2.25% 4/15/25	778	834
		8,994
Specialty Retail - 0.7%
AutoZone, Inc.:
3.625% 4/15/25	541	607
3.7% 4/15/22	3,290	3,437
O'Reilly Automotive, Inc. 4.2% 4/1/30	560	673
The Home Depot, Inc. 2.5% 4/15/27	357	391
TJX Companies, Inc.:
3.5% 4/15/25	1,726	1,926
3.75% 4/15/27	6,930	7,973
3.875% 4/15/30	5,081	6,029
		21,036
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 2.4% 3/27/25	332	358

TOTAL CONSUMER DISCRETIONARY		80,876

CONSUMER STAPLES - 2.6%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	6,900	7,900
4.15% 1/23/25	2,876	3,272
Molson Coors Beverage Co.:
3% 7/15/26	5,500	5,876
3.5% 5/1/22	4,144	4,332
		21,380
Food & Staples Retailing - 0.1%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	2,725	2,931
Food Products - 0.3%
Cargill, Inc. 3.25% 11/15/21 (a)	4,000	4,142
General Mills, Inc. 3.7% 10/17/23	5,017	5,500
		9,642
Household Products - 0.1%
Procter & Gamble Co. 2.45% 3/25/25	831	902
Tobacco - 1.4%
Altria Group, Inc.:
2.35% 5/6/25	1,004	1,068
3.8% 2/14/24	2,534	2,779
4.8% 2/14/29	6,750	8,073
BAT Capital Corp.:
3.222% 8/15/24	3,000	3,235
4.7% 4/2/27	2,824	3,271
BAT International Finance PLC 3.5% 6/15/22 (a)	2,000	2,101
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	8,300	8,767
3.75% 7/21/22 (a)	4,789	5,003
Philip Morris International, Inc. 1.125% 5/1/23	4,748	4,833
Reynolds American, Inc. 4% 6/12/22	2,191	2,322
		41,452

TOTAL CONSUMER STAPLES		76,307

ENERGY - 4.4%
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.:
3.45% 11/15/21	7,072	7,250
3.9% 2/1/25	3,400	3,705
Cenovus Energy, Inc. 3.8% 9/15/23	10,231	10,192
DCP Midstream Operating LP 3.875% 3/15/23	3,530	3,574
Enbridge Energy Partners LP 4.2% 9/15/21	4,308	4,435
Energy Transfer Partners LP:
2.9% 5/15/25	6,000	6,165
3.6% 2/1/23	3,281	3,408
4.2% 9/15/23	1,661	1,762
4.5% 4/15/24	650	699
Enterprise Products Operating LP 4.05% 2/15/22	4,350	4,567
Equinor ASA 1.75% 1/22/26	1,103	1,155
Kinder Morgan Energy Partners LP:
3.5% 9/1/23	3,022	3,243
3.95% 9/1/22	775	821
Marathon Petroleum Corp. 4.5% 5/1/23	5,600	6,095
MPLX LP:
1.75% 3/1/26	7,400	7,398
3.375% 3/15/23	5,069	5,347
4% 2/15/25	500	548
4.5% 7/15/23	990	1,072
Newfield Exploration Co. 5.625% 7/1/24	1,986	2,019
Occidental Petroleum Corp.:
2.9% 8/15/24	2,142	1,971
3.5% 8/15/29	907	780
Petrobras Global Finance BV 5.299% 1/27/25	7,000	7,637
Petroleos Mexicanos 6.49% 1/23/27 (a)	8,770	8,639
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	5,156	5,300
3.85% 10/15/23	2,649	2,804
Shell International Finance BV 2.375% 4/6/25	2,952	3,171
Southeast Supply Header LLC 4.25% 6/15/24 (a)	3,066	3,036
The Williams Companies, Inc.:
3.7% 1/15/23	1,003	1,065
4.55% 6/24/24	4,547	5,107
Western Gas Partners LP:
3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (b)(c)	2,073	1,969
4.1% 2/1/25	3,339	3,331
5.375% 6/1/21	7,300	7,373
Williams Partners LP 4.3% 3/4/24	4,990	5,479
		131,117
FINANCIALS - 22.1%
Banks - 11.3%
Bank of America Corp.:
1.319% 6/19/26 (b)	5,700	5,772
2.592% 4/29/31 (b)	7,000	7,449
3.004% 12/20/23 (b)	6,528	6,880
3.864% 7/23/24 (b)	5,000	5,439
3.974% 2/7/30 (b)	6,800	7,936
4.2% 8/26/24	8,640	9,683
4.25% 10/22/26	3,412	3,947
4.45% 3/3/26	3,485	4,041
Bank of Montreal 1.85% 5/1/25	7,000	7,350
Bank of Nova Scotia 4.5% 12/16/25	6,400	7,437
Barclays PLC:
2.852% 5/7/26 (b)	3,852	4,067
3.25% 1/12/21	3,509	3,544
3.932% 5/7/25 (b)	4,030	4,380
BNP Paribas SA 2.219% 6/9/26 (a)(b)	3,479	3,628
Capital One Bank NA 2.28% 1/28/26 (b)	5,690	5,914
Capital One NA 2.15% 9/6/22	1,811	1,867
CIT Group, Inc.:
3.929% 6/19/24 (b)	755	779
4.75% 2/16/24	5,000	5,263
Citigroup, Inc.:
2.7% 3/30/21	6,300	6,388
2.7% 10/27/22	11,000	11,506
2.75% 4/25/22	4,500	4,662
2.9% 12/8/21	4,703	4,843
3.106% 4/8/26 (b)	6,600	7,161
4.6% 3/9/26	4,328	5,026
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	1,271	1,346
Danske Bank A/S 3.875% 9/12/23 (a)	3,000	3,238
First Horizon National Corp. 3.5% 12/15/20	7,958	8,002
HSBC Holdings PLC:
1.645% 4/18/26 (b)	5,503	5,546
3.262% 3/13/23 (b)	4,790	4,981
4% 3/30/22	3,778	3,982
Huntington Bancshares, Inc.:
2.3% 1/14/22	4,800	4,920
3.15% 3/14/21	4,700	4,760
7% 12/15/20	1,204	1,226
ING Groep NV 3.15% 3/29/22	4,500	4,681
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	4,600	4,783
Japan Bank International Cooperation 1.5% 7/21/21	5,952	6,013
JPMorgan Chase & Co.:
2.083% 4/22/26 (b)	7,100	7,450
2.956% 5/13/31 (b)	2,045	2,196
3.514% 6/18/22 (b)	9,500	9,736
3.797% 7/23/24 (b)	4,840	5,270
3.875% 9/10/24	5,168	5,757
4.125% 12/15/26	5,070	5,922
4.5% 1/24/22	4,210	4,453
KeyCorp 5.1% 3/24/21	4,303	4,419
Lloyds Banking Group PLC:
1.326% 6/15/23 (b)	1,604	1,619
2.438% 2/5/26 (b)	2,666	2,803
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25	5,800	5,901
2.19% 9/13/21	2,671	2,721
2.193% 2/25/25	7,140	7,510
3.455% 3/2/23	6,000	6,413
Regions Financial Corp.:
2.25% 5/18/25	3,093	3,284
3.8% 8/14/23	2,053	2,239
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	4,143	4,289
4.519% 6/25/24 (b)	6,878	7,501
5.125% 5/28/24	5,130	5,682
Santander Holdings U.S.A., Inc. 4.45% 12/3/21	5,000	5,208
SVB Financial Group 3.125% 6/5/30	2,952	3,279
Synovus Bank 2.289% 2/10/23 (b)	1,645	1,671
Synovus Financial Corp. 3.125% 11/1/22	6,476	6,678
Wells Fargo & Co.:
2.164% 2/11/26 (b)	11,510	12,004
2.188% 4/30/26 (b)	4,200	4,389
3.75% 1/24/24	5,350	5,845
4.3% 7/22/27	9,780	11,243
Westpac Banking Corp. 4.11% 7/24/34 (b)	1,798	2,030
		335,952
Capital Markets - 3.0%
Credit Suisse AG 2.8% 4/8/22	2,774	2,882
Credit Suisse Group AG 4.207% 6/12/24 (a)(b)	10,000	10,869
Deutsche Bank AG New York Branch 3.15% 1/22/21	8,913	8,985
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,196	6,358
3% 4/26/22	4,000	4,065
3.2% 2/23/23	13,500	14,366
Moody's Corp.:
2.75% 12/15/21	1,959	2,016
3.75% 3/24/25	2,476	2,798
Morgan Stanley:
2.188% 4/28/26 (b)	5,500	5,786
3.125% 1/23/23	5,609	5,947
3.737% 4/24/24 (b)	5,698	6,156
3.875% 1/27/26	4,600	5,281
4.875% 11/1/22	3,010	3,278
State Street Corp.:
2.825% 3/30/23 (a)(b)	322	334
2.901% 3/30/26 (a)(b)	303	332
UBS AG London Branch 1.75% 4/21/22 (a)	5,600	5,714
UBS Group AG 1.008% 7/30/24 (a)(b)	4,158	4,181
		89,348
Consumer Finance - 3.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,800	5,790
3.5% 5/26/22	1,109	1,115
4.125% 7/3/23	2,092	2,124
4.45% 12/16/21	1,512	1,541
6.5% 7/15/25	1,668	1,814
Ally Financial, Inc.:
3.05% 6/5/23	4,300	4,462
4.25% 4/15/21	7,800	7,932
5.125% 9/30/24	6,301	7,051
Capital One Financial Corp.:
2.6% 5/11/23	3,538	3,710
3.2% 1/30/23	6,000	6,343
3.9% 1/29/24	4,480	4,898
Discover Financial Services:
3.85% 11/21/22	196	209
4.5% 1/30/26	2,428	2,783
5.2% 4/27/22	5,287	5,647
Ford Motor Credit Co. LLC:
3.336% 3/18/21	7,800	7,820
3.339% 3/28/22	2,657	2,660
4.14% 2/15/23	5,500	5,608
4.25% 9/20/22	4,080	4,144
GE Capital International Funding Co. 2.342% 11/15/20	5,430	5,452
Hyundai Capital America 3% 10/30/20 (a)	6,329	6,351
Synchrony Financial:
2.85% 7/25/22	726	747
3.75% 8/15/21	4,450	4,547
4.25% 8/15/24	5,000	5,368
4.375% 3/19/24	6,708	7,239
		105,355
Diversified Financial Services - 0.9%
AIG Global Funding 0.8% 7/7/23 (a)	1,989	2,004
BP Capital Markets America, Inc. 2.937% 4/6/23	1,645	1,745
Brixmor Operating Partnership LP:
3.85% 2/1/25	2,929	3,106
3.875% 8/15/22	9,128	9,481
4.125% 6/15/26	1,347	1,461
Equitable Holdings, Inc. 4.35% 4/20/28	5,800	6,627
USAA Capital Corp. 1.5% 5/1/23 (a)	1,097	1,129
		25,553
Insurance - 3.3%
AFLAC, Inc. 3.6% 4/1/30	1,122	1,314
AIA Group Ltd.:
3.375% 4/7/30 (a)	3,479	3,896
3.9% 4/6/28 (a)	8,500	9,652
American International Group, Inc.:
2.5% 6/30/25	5,600	5,988
4.2% 4/1/28	7,000	8,166
4.875% 6/1/22	6,517	7,011
Aon PLC 3.875% 12/15/25	6,215	7,126
Five Corners Funding Trust II 2.85% 5/15/30 (a)	4,523	4,832
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	5,410	5,587
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	2,420	2,681
4.8% 7/15/21	4,925	5,068
Metropolitan Life Global Funding I 2.65% 4/8/22 (a)	7,790	8,078
Pricoa Global Funding I 2.45% 9/21/22 (a)	4,504	4,696
Principal Financial Group, Inc. 3.7% 5/15/29	2,684	3,125
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	4,303	5,406
Unum Group:
4% 3/15/24	3,330	3,609
5.625% 9/15/20	5,021	5,030
Willis Group North America, Inc. 4.5% 9/15/28	5,500	6,551
		97,816

TOTAL FINANCIALS		654,024

HEALTH CARE - 2.5%
Biotechnology - 0.3%
AbbVie, Inc. 2.3% 11/21/22 (a)	6,860	7,129
Upjohn, Inc.:
1.65% 6/22/25 (a)	443	455
2.7% 6/22/30 (a)	449	468
		8,052
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 2.75% 9/23/26 (a)	4,099	4,454
Health Care Providers & Services - 1.0%
Aetna, Inc. 2.75% 11/15/22	597	623
Anthem, Inc. 3.35% 12/1/24	4,000	4,423
Centene Corp. 4.75% 1/15/25	2,115	2,175
Cigna Corp.:
3.75% 7/15/23	1,611	1,754
4.375% 10/15/28	8,024	9,603
CVS Health Corp.:
4.1% 3/25/25	1,428	1,628
4.3% 3/25/28	5,235	6,163
UnitedHealth Group, Inc.:
2.75% 2/15/23	684	720
3.35% 7/15/22	1,155	1,219
		28,308
Pharmaceuticals - 1.1%
Bristol-Myers Squibb Co.:
2.9% 7/26/24	6,730	7,333
3.2% 6/15/26	6,805	7,737
Elanco Animal Health, Inc.:
4.912% 8/27/21 (b)	501	513
5.272% 8/28/23 (b)	641	710
Mylan NV 4.55% 4/15/28	9,726	11,377
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	2,192	2,236
Zoetis, Inc. 3.25% 2/1/23	1,553	1,645
		31,551

TOTAL HEALTH CARE		72,365

INDUSTRIALS - 2.7%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc.:
2.85% 12/15/20 (a)	6,260	6,290
3.8% 10/7/24 (a)	2,162	2,405
BAE Systems PLC 3.4% 4/15/30 (a)	1,082	1,218
The Boeing Co.:
5.04% 5/1/27	4,200	4,621
5.15% 5/1/30	4,200	4,703
		19,237
Airlines - 0.6%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	5,437	3,510
Delta Air Lines, Inc.:
2.9% 10/28/24	5,500	5,050
3.8% 4/19/23	2,800	2,706
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	4,217	2,952
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	4,638	3,462
		17,680
Building Products - 0.1%
Carrier Global Corp. 2.493% 2/15/27 (a)	3,761	3,946
Industrial Conglomerates - 0.4%
General Electric Co. 3.45% 5/1/27	669	710
Roper Technologies, Inc.:
1% 9/15/25 (d)	824	829
2% 6/30/30	5,730	5,861
3% 12/15/20	3,140	3,157
		10,557
Machinery - 0.3%
Deere & Co. 2.75% 4/15/25	422	462
Fortive Corp. 2.35% 6/15/21	2,288	2,318
Otis Worldwide Corp. 2.056% 4/5/25 (a)	7,190	7,581
		10,361
Road & Rail - 0.3%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	7,120	6,327
3.625% 5/1/22 (a)	787	762
3.95% 7/1/24 (a)	1,046	966
		8,055
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
2.625% 7/1/22	3,000	3,021
3.375% 6/1/21	4,710	4,768
4.25% 2/1/24	2,956	3,085
		10,874

TOTAL INDUSTRIALS		80,710

INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment & Components - 0.4%
Amphenol Corp. 3.2% 4/1/24	1,056	1,141
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	6,776	6,951
5.45% 6/15/23 (a)	3,000	3,313
		11,405
IT Services - 0.3%
MasterCard, Inc. 3.3% 3/26/27	339	389
PayPal Holdings, Inc. 1.65% 6/1/25	2,077	2,156
The Western Union Co.:
2.85% 1/10/25	1,255	1,326
4.25% 6/9/23	5,500	5,954
		9,825
Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc.:
2.497% 4/24/23	3,351	3,499
4.185% 2/15/27	6,550	7,503
		11,002
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 1.125% 5/11/25	5,700	5,847

TOTAL INFORMATION TECHNOLOGY		38,079

MATERIALS - 0.7%
Chemicals - 0.4%
LYB International Finance II BV 3.5% 3/2/27	3,160	3,515
The Mosaic Co.:
3.25% 11/15/22	1,917	2,001
4.25% 11/15/23	5,095	5,523
		11,039
Construction Materials - 0.3%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	8,500	9,613

TOTAL MATERIALS		20,652

REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Boston Properties, Inc.:
3.2% 1/15/25	3,000	3,261
3.85% 2/1/23	3,900	4,163
Corporate Office Properties LP:
3.7% 6/15/21	2,256	2,288
5% 7/1/25	1,529	1,670
Duke Realty LP 3.625% 4/15/23	1,976	2,102
Equity One, Inc. 3.75% 11/15/22	8,200	8,728
Federal Realty Investment Trust 3.95% 1/15/24	7,000	7,589
Healthpeak Properties, Inc. 4.25% 11/15/23	5,100	5,582
Hudson Pacific Properties LP 4.65% 4/1/29	3,861	4,354
Kimco Realty Corp. 3.4% 11/1/22	2,493	2,619
Lexington Corporate Properties Trust 4.4% 6/15/24	1,190	1,259
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,051	3,283
4.5% 1/15/25	1,111	1,167
4.5% 4/1/27	3,298	3,496
4.95% 4/1/24	1,104	1,182
5.25% 1/15/26	3,160	3,465
Retail Properties America, Inc. 4% 3/15/25	2,201	2,194
SITE Centers Corp.:
3.625% 2/1/25	1,358	1,390
4.25% 2/1/26	2,246	2,336
Ventas Realty LP:
2.65% 1/15/25	3,986	4,160
3% 1/15/30	2,083	2,103
3.125% 6/15/23	885	922
3.5% 4/15/24	2,379	2,543
4% 3/1/28	1,168	1,263
Welltower, Inc. 3.625% 3/15/24	2,553	2,760
WP Carey, Inc.:
3.85% 7/15/29	633	681
4.6% 4/1/24	5,173	5,685
		82,245
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,400	4,560
4.1% 10/1/24	377	397
Mack-Cali Realty LP 4.5% 4/18/22	1,234	1,184
Post Apartment Homes LP 3.375% 12/1/22	2,705	2,830
		8,971

TOTAL REAL ESTATE		91,216

UTILITIES - 3.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc. 2.15% 11/13/20	3,740	3,754
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	6,000	6,535
Duke Energy Corp. 1.8% 9/1/21	1,793	1,817
Edison International 2.95% 3/15/23	1,206	1,242
Eversource Energy 2.8% 5/1/23	4,679	4,926
FirstEnergy Corp.:
1.6% 1/15/26	578	573
2.05% 3/1/25	3,242	3,308
Florida Power & Light Co. 2.85% 4/1/25	1,499	1,648
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,226	1,326
ITC Holdings Corp. 2.7% 11/15/22	3,739	3,904
NextEra Energy Capital Holdings, Inc. 2.75% 5/1/25	6,900	7,504
PPL Capital Funding, Inc. 4.2% 6/15/22	4,268	4,510
Progress Energy, Inc. 4.4% 1/15/21	4,958	4,983
Southern Co. 2.35% 7/1/21	7,954	8,070
Tampa Electric Co. 5.4% 5/15/21	1,635	1,689
Wisconsin Electric Power Co. 2.95% 9/15/21	768	784
Xcel Energy, Inc. 2.4% 3/15/21	1,730	1,746
		58,319
Gas Utilities - 0.2%
Dominion Gas Holdings LLC 3% 11/15/29	5,500	6,069
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,325	1,352
		7,421
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP 2.7% 6/15/21	806	819
The AES Corp.:
3.3% 7/15/25 (a)	4,074	4,372
3.95% 7/15/30 (a)	3,551	3,843
		9,034
Multi-Utilities - 1.0%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	6,000	6,814
3.7% 7/15/30 (a)	467	553
4.05% 4/15/25 (a)	5,500	6,286
Dominion Energy, Inc. 2.715% 8/15/21	4,237	4,324
NiSource, Inc.:
0.95% 8/15/25	2,404	2,410
2.95% 9/1/29	4,000	4,384
Sempra Energy 2.875% 10/1/22	1,677	1,743
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (b)(c)	3,383	2,794
		29,308

TOTAL UTILITIES		104,082

TOTAL NONCONVERTIBLE BONDS
(Cost $1,312,486)		1,389,952

U.S. Government and Government Agency Obligations - 30.3%
U.S. Treasury Inflation-Protected Obligations - 2.0%
U.S. Treasury Inflation-Indexed Notes 0.25% 7/15/29	52,004	58,853
U.S. Treasury Obligations - 28.3%
U.S. Treasury Notes:
0.5% 8/31/27	$114,078	$114,131
0.625% 8/15/30	129,783	128,708
1.5% 1/31/27	41,127	43,895
2.125% 5/15/25 (e)	193,583	210,429
2.375% 8/15/24	138,063	149,825
3.125% 11/15/28	158,561	190,756

TOTAL U.S. TREASURY OBLIGATIONS		837,744

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $851,046)		896,597

U.S. Government Agency - Mortgage Securities - 2.7%
Fannie Mae - 2.5%
2.5% 10/1/31 to 1/1/33	7,555	8,017
3% 9/1/32 to 6/1/33	43,827	46,264
3.5% 9/1/34 to 10/1/34	12,019	12,974
4.5% 3/1/39 to 8/1/39	2,907	3,189
5.5% 11/1/34 to 6/1/36	2,062	2,378
6.5% 7/1/32 to 8/1/36	1,235	1,436
7% 8/1/25 to 2/1/32	6	6
7.5% 11/1/22 to 8/1/29	34	38

TOTAL FANNIE MAE		74,302

Freddie Mac - 0.1%
5.5% 3/1/34 to 7/1/35	3,441	3,974
7.5% 7/1/27 to 1/1/33	10	12

TOTAL FREDDIE MAC		3,986

Ginnie Mae - 0.1%
7% to 7% 1/15/28 to 11/15/32	1,001	1,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $76,505)		79,445

Asset-Backed Securities - 3.5%
AASET Trust:
Series 2019-1 Class A, 3.844% 5/15/39 (a)	$1,890	$1,718
Series 2019-2 Class A, 3.376% 10/16/39 (a)	2,849	2,575
American Express Credit Account Master Trust Series 2019-3 Class A, 2% 4/15/25	23,000	23,777
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (a)	1,354	1,211
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 1.3001% 2/25/35 (b)(c)	790	774
Castlelake Aircraft Securitization Trust Series 2019-1A Class A, 3.967% 4/15/39 (a)	2,777	2,518
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	1,190	1,191
Consumer Loan Underlying Bond Credit Trust Series 2019-P2 Class A, 2.47% 10/15/26 (a)	3,094	3,108
Dell Equipment Finance Trust Series 2019-2 Class A3, 1.91% 10/22/24 (a)	2,213	2,243
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	2,115	2,156
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)	5,239	5,573
Ford Credit Auto Owner Trust Series 2016-1 Class A, 2.31% 8/15/27 (a)	6,130	6,177
GM Financial Automobile Leasing Trust Series 2019-2 Class A3, 2.67% 3/21/22	1,933	1,953
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	1,360	1,258
John Deere Owner Trust Series 2019-B Class A4, 2.32% 5/15/26	3,098	3,212
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	2,336	2,367
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	1,031	1,040
Series 2020-1A Class A, 2.24% 3/15/30 (a)	717	723
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	1,192	1,273
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (a)	4,211	4,346
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, 1 month U.S. LIBOR + 5.250% 5.4251% 8/25/34 (b)(c)	186	153
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 0.6851% 9/25/35 (b)(c)	127	126
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.4201% 1/25/36 (b)(c)	632	630
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	3,103	3,154
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (a)	2,565	2,282
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	2,861	2,990
1.884% 7/15/50 (a)	1,073	1,091
3.168% 4/9/47 (a)	6,190	6,268
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	2,804	2,836
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (b)(c)	145	133
Thunderbolt Aircraft Lease Ltd. Series 2017-A Class A, 4.212% 5/17/32 (a)	2,257	2,089
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	3,111	2,878
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,436	2,619
Series 2018-6 Class A1A, 3.75% 3/25/58 (a)	4,811	5,070
Series 2019-MH1 Class A1, 3% 11/25/58 (a)	640	652
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.8638% 4/6/42 (a)(b)(c)	1,745	1,143
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	495	500
TOTAL ASSET-BACKED SECURITIES
(Cost $101,826)		103,807

Collateralized Mortgage Obligations - 2.5%
Private Sponsor - 0.9%
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	6,036	6,120
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.4054% 1/23/23 (a)(b)(c)	1,362	1,362
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.5258% 4/23/23 (a)(b)(c)	6,470	6,470
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	2,810	2,912
New Residential Mtg Ln Trust 2020 3.5% 10/25/59 (a)	2,155	2,265
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (a)	918	932
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	6,665	6,670
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (b)(c)	4	4

TOTAL PRIVATE SPONSOR		26,735

U.S. Government Agency - 1.6%
Fannie Mae:
planned amortization class:
Series 2015-28 Class P, 2.5% 5/25/45	7,166	7,530
Series 2019-33 Class N, 3% 3/25/48	15,293	16,047
Series 2013-16 Class GP, 3% 3/25/33	4,583	4,790
Series 2013-44 Class DJ, 1.85% 5/25/33	4,139	4,229
Series 2015-28 Class JE, 3% 5/25/45	4,862	5,182
Series 2016-19 Class AH, 3% 4/25/46	3,067	3,276
Series 2019-59 Class AB, 2.5% 10/25/39	4,804	4,996
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	580	640

TOTAL U.S. GOVERNMENT AGENCY		46,690

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $72,144)		73,425

Commercial Mortgage Securities - 9.9%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	1,776	1,731
Benchmark Mortgage Trust:
Series 2018-B7 Class A2, 4.377% 5/15/53	3,245	3,516
Series 2019-B12 Class XA, 1.2043% 8/15/52 (b)(f)	25,522	1,732
Series 2019-B14 Class XA, 0.915% 12/15/62 (b)(f)	25,015	1,316
Series 2020-B17 Class XA, 1.5421% 3/15/53 (b)(f)	49,147	4,756
BX Commercial Mortgage Trust floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (a)(b)(c)	3,089	3,079
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 1.0619% 11/15/35 (a)(b)(c)	3,690	3,671
floater, sequential payer Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (a)(b)(c)	4,699	4,693
CD Mortgage Trust sequential payer Series 2017-CD5 Class AAB, 3.22% 8/15/50	1,500	1,634
CF Hippolyta Issuer LLC sequential payer Series 2020-1 Class A1, 1.69% 7/15/60 (a)	6,490	6,585
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.1119% 11/15/36 (a)(b)(c)	1,328	1,315
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (a)(b)(c)	4,238	4,034
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2014-GC23 Class A3, 3.356% 7/10/47	4,134	4,446
Series 2016-GC37 Class AAB, 3.098% 4/10/49	1,000	1,059
Series 2017-P7 Class A2, 3.212% 4/14/50	3,400	3,478
COMM Mortgage Trust:
sequential payer:
Series 2012-CR3 Class A3, 2.822% 10/15/45	1,507	1,537
Series 2012-LC4 Class A4, 3.288% 12/10/44	4,757	4,860
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	1,527	1,598
Series 2013-CR13 Class AM, 4.449% 11/10/46	4,399	4,780
Series 2013-LC6 Class ASB, 2.478% 1/10/46	3,767	3,829
Credit Suisse Mortgage Trust:
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	874	901
Series 2018-SITE Class A, 4.284% 4/15/36 (a)	1,869	1,833
CSAIL Commercial Mortgage Trust sequential payer:
Series 19-C15 Class A2, 3.4505% 3/15/52	3,666	3,900
Series 2015-C3 Class A4, 3.7182% 8/15/48	3,127	3,454
Freddie Mac:
sequential payer:
Series 2013-K026 Class A2, 2.51% 11/25/22	8,603	8,950
Series 2017-K066 Class A2, 3.117% 6/25/27	8,333	9,490
Series 2017-K067 Class A2, 3.194% 7/25/27	5,780	6,634
Series K057 Class A2, 2.57% 7/25/26	5,509	6,034
Series K058 Class A2, 2.653% 8/25/26	8,556	9,435
Series K061 Class A2, 3.347% 11/25/26	6,618	7,588
Series K065 Class A2, 3.243% 4/25/27	6,566	7,519
Series K064 Class A2, 3.224% 3/25/27	8,360	9,558
Series K068 Class A2, 3.244% 8/25/27	6,357	7,306
Series K734 Class A2, 3.208% 2/25/26	5,541	6,211
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	9,570	9,925
Class A3, 3.482% 1/10/45	3,142	3,212
Series 2016-GC34 Class AAB, 3.278% 10/10/48	1,352	1,420
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	8,245	8,439
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,640	4,775
Series 2013-GC13 Class A/S, 4.2198% 7/10/46 (a)(b)	13,365	14,289
Series 2013-GC16 Class A/S, 4.649% 11/10/46	13,383	14,572
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class A4, 3.8012% 9/15/47	4,345	4,753
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	8,844	9,163
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 9/15/29 (a)(b)(c)	2,510	2,448
Series 2013-C10 Class A5, 3.1425% 12/15/47	2,440	2,551
Series 2013-C16 Class A/S, 4.5169% 12/15/46	4,102	4,447
Series 2018-AON Class D, 4.767% 7/5/31 (a)(b)	5,354	5,469
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	3,141	3,318
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2977% 8/15/46 (b)	1,650	1,771
Series 2013-C7 Class A4, 2.918% 2/15/46	7,556	7,836
Series 2014-C17 Class ASB, 3.477% 8/15/47	3,517	3,684
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	3,880	3,908
Series 2011-C3 Class AJ, 5.4192% 7/15/49 (a)(b)	3,055	3,139
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.2009% 12/15/50 (b)(f)	92,652	5,148
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	3,400	3,547
Wells Fargo Commercial Mortgage Trust sequential payer Series 2017-RC1 Class ASB, 3.453% 1/15/60	3,355	3,629
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2012-C9 Class A3, 2.87% 11/15/45	2,942	3,014
Series 2013-C11 Class A5, 3.071% 3/15/45	6,010	6,236
Series 2013-C11 Class ASB, 2.63% 3/15/45	4,347	4,425
Series 2013-C12 Class A4, 3.198% 3/15/48	5,371	5,627
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $282,029)		293,207

Municipal Securities - 0.2%
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,515	1,634
New York Urban Dev. Corp. Rev. Series 2017 B, 2.67% 3/15/23	3,815	4,016
TOTAL MUNICIPAL SECURITIES
(Cost $5,328)		5,650

Foreign Government and Government Agency Obligations - 0.1%
United Mexican States 3.25% 4/16/30 (Cost $3,597)	$3,615	$3,738

Bank Notes - 1.7%
BBVA U.S.A.:
2.875% 6/29/22	$9,407	$9,678
3.5% 6/11/21	2,603	2,656
Capital One NA 2.95% 7/23/21	3,430	3,497
CIT Bank NA 2.969% 9/27/25 (b)	6,740	6,639
Discover Bank:
3.2% 8/9/21	3,500	3,582
3.35% 2/6/23	7,000	7,422
Manufacturers & Traders Trust Co. 2.5% 5/18/22	4,630	4,790
RBS Citizens NA 2.65% 5/26/22	3,090	3,196
SunTrust Banks, Inc. 2.75% 5/1/23	4,300	4,545
Wells Fargo Bank NA 3.55% 8/14/23	5,500	5,974
TOTAL BANK NOTES
(Cost $50,346)		51,979
	Shares	Value (000s)

Fixed-Income Funds - 0.6%
Fidelity Specialized High Income Central Fund (g)
(Cost $15,404)	168,979	16,900

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.12% (h)
(Cost $86,270)	86,253,182	86,270
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $2,856,981)		3,000,970
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(42,775)
NET ASSETS - 100%		$2,958,195

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	349	Dec. 2020	$43,985	$16	$16

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $406,988,000 or 13.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $278,000.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$280
Fidelity Securities Lending Cash Central Fund	2
Fidelity Specialized High Income Central Fund	951
Total	$1,233

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$33,454	$16,294	$34,114	$(608)	$1,874	$16,900	3.2%
Total	$33,454	$16,294	$34,114	$(608)	$1,874	$16,900

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$1,389,952	$--	$1,389,952	$--
U.S. Government and Government Agency Obligations	896,597	--	896,597	--
U.S. Government Agency - Mortgage Securities	79,445	--	79,445	--
Asset-Backed Securities	103,807	--	103,807	--
Collateralized Mortgage Obligations	73,425	--	73,425	--
Commercial Mortgage Securities	293,207	--	293,207	--
Municipal Securities	5,650	--	5,650	--
Foreign Government and Government Agency Obligations	3,738	--	3,738	--
Bank Notes	51,979	--	51,979	--
Fixed-Income Funds	16,900	16,900	--	--
Money Market Funds	86,270	86,270	--	--
Total Investments in Securities:	$3,000,970	$103,170	$2,897,800	$--
Derivative Instruments:
Assets
Futures Contracts	$16	$16	$--	$--
Total Assets	$16	$16	$--	$--
Total Derivative Instruments:	$16	$16	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$16	$0
Total Interest Rate Risk	16	0
Total Value of Derivatives	$16	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,755,307)	$2,897,800
Fidelity Central Funds (cost $101,674)	103,170
Total Investment in Securities (cost $2,856,981)		$3,000,970
Receivable for fund shares sold		2,893
Interest receivable		16,558
Distributions receivable from Fidelity Central Funds		8
Receivable for daily variation margin on futures contracts		14
Receivable for daily variation margin on centrally cleared OTC swaps		631
Other receivables		143
Total assets		3,021,217
Liabilities
Payable for investments purchased
Regular delivery	$58,730
Delayed delivery	823
Payable for fund shares redeemed	1,879
Distributions payable	345
Accrued management fee	735
Other affiliated payables	367
Other payables and accrued expenses	143
Total liabilities		63,022
Net Assets		$2,958,195
Net Assets consist of:
Paid in capital		$2,761,166
Total accumulated earnings (loss)		197,029
Net Assets		$2,958,195
Net Asset Value, offering price and redemption price per share ($2,958,195 ÷ 255,390 shares)		$11.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Interest (including $10 from security lending)		$78,694
Income from Fidelity Central Funds (including $2 from security lending)		890
Total income		79,584
Expenses
Management fee	$8,501
Transfer agent fees	2,821
Fund wide operations fee	1,363
Independent trustees' fees and expenses	9
Commitment fees	6
Total expenses before reductions	12,700
Expense reductions	(5)
Total expenses after reductions		12,695
Net investment income (loss)		66,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,459
Fidelity Central Funds	(608)
Futures contracts	2,067
Capital gain distributions from Fidelity Central Funds	343
Total net realized gain (loss)		66,261
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	34,069
Fidelity Central Funds	1,874
Futures contracts	(19)
Total change in net unrealized appreciation (depreciation)		35,924
Net gain (loss)		102,185
Net increase (decrease) in net assets resulting from operations		$169,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,889	$73,006
Net realized gain (loss)	66,261	2,227
Change in net unrealized appreciation (depreciation)	35,924	136,406
Net increase (decrease) in net assets resulting from operations	169,074	211,639
Distributions to shareholders	(65,192)	(68,107)
Share transactions
Proceeds from sales of shares	905,565	560,368
Reinvestment of distributions	61,129	64,416
Cost of shares redeemed	(829,092)	(770,415)
Net increase (decrease) in net assets resulting from share transactions	137,602	(145,631)
Total increase (decrease) in net assets	241,484	(2,099)
Net Assets
Beginning of period	2,716,711	2,718,810
End of period	$2,958,195	$2,716,711
Other Information
Shares
Sold	80,600	52,227
Issued in reinvestment of distributions	5,426	5,989
Redeemed	(73,982)	(71,763)
Net increase (decrease)	12,044	(13,547)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.16	$10.58	$10.95	$11.07	$10.85
Income from Investment Operations
Net investment income (loss)A	.267	.292	.263	.261	.297
Net realized and unrealized gain (loss)	.413	.560	(.380)	(.142)	.188
Total from investment operations	.680	.852	(.117)	.119	.485
Distributions from net investment income	(.260)	(.272)	(.253)	(.239)	(.265)
Total distributions	(.260)	(.272)	(.253)	(.239)	(.265)
Net asset value, end of period	$11.58	$11.16	$10.58	$10.95	$11.07
Total ReturnB	6.18%	8.18%	(1.07)%	1.11%	4.53%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.37%	2.72%	2.46%	2.40%	2.73%
Supplemental Data
Net assets, end of period (in millions)	$2,958	$2,717	$2,719	$3,065	$3,228
Portfolio turnover rateE	99%	34%	49%	59%	58%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $143 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,533
Gross unrealized depreciation	(10,285)
Net unrealized appreciation (depreciation)	$146,248
Tax Cost	$2,854,722

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,460
Undistributed long-term capital gain	$30,025
Net unrealized appreciation (depreciation) on securities and other investments	$145,687

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$65,192	$ 68,107

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Bond Fund	632,728	543,032

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Intermediate Bond Fund	$6

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to less than five hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Intermediate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Intermediate Bond Fund	.45%
Actual		$1,000.00	$1,031.50	$2.30
Hypothetical-C		$1,000.00	$1,022.87	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Bond Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2020, a distribution of $0.197 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $30,024,541, or, if subsequently determined to be different, the net capital gain of such year.

A total of 18.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,882,826 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

IBF-ANN-1020
1.703559.123

Fidelity® Investment Grade Bond Fund

Annual Report

August 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.97%	3.95%	3.54%
Class M (incl. 4.00% sales charge)	3.97%	3.93%	3.53%
Class C (incl. contingent deferred sales charge)	6.46%	4.00%	3.18%
Fidelity® Investment Grade Bond Fund	8.63%	5.13%	4.31%
Class I	8.58%	5.08%	4.25%
Class Z	8.71%	5.12%	4.28%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund, a class of the fund, on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,244	Fidelity® Investment Grade Bond Fund
$14,314	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Manager Jeffrey Moore:  For the fiscal year ending August 31, 2020, the fund's share classes gained roughly 7% to 9% (excluding sales charges), notably outperforming, net of fees, the 6.47% increase in the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Relative to the index, timely and decisive asset-allocation shifts added value, as did security selection among bonds issued by financial institutions and certain consumer firms. We reduced the portfolio's risk in the first half of the 12 months by sharply boosting exposure to U.S. Treasuries. Then, in March and April, we aggressively shifted some of those assets into corporate bonds that traded at exceptionally low prices due to investors' concern about the COVID-19 pandemic. At this time, investment-grade corporate debt began to trade at some of the widest credit spreads ever. Many high-quality corporate borrowers were forced to provide unusually high yields due to their own need for cash in an illiquid marketplace. We moved quickly to sell down the Treasury position we had built and use the proceeds to buy corporate debt of issuers we found creditworthy, but whose bonds we thought had fallen to undeservedly low levels. Following the market's brief but sharp plunge in March, corporate bonds quickly bounced back. Within a month, spreads on BBB-rated bonds had narrowed by half, and, by period end, they were nearly back to their level of last September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	41.5%
AAA	6.5%
AA	1.4%
A	9.7%
BBB	22.5%
BB and Below	6.2%
Not Rated	2.0%
Short-Term Investments and Net Other Assets	10.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*,**,***
Corporate Bonds	36.7%
U.S. Government and U.S. Government Agency Obligations	41.5%
Asset-Backed Securities	4.7%
CMOs and Other Mortgage Related Securities	5.9%
Municipal Bonds	0.3%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	10.2%

 * Foreign investments - 8.8%

 ** Futures and Swaps - 1.6%

 *** Written options - (0.5)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 35.4%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.:
4.1% 2/15/28	$1,538	$1,796
4.3% 2/15/30	34,036	40,661
4.5% 3/9/48	14,605	17,106
4.75% 5/15/46	24,566	29,328
4.9% 6/15/42	4,363	5,298
5.55% 8/15/41	7,917	10,216
6.2% 3/15/40	1,454	1,986
Verizon Communications, Inc.:
3.15% 3/22/30	6,996	7,906
4.329% 9/21/28	19,797	23,982
4.5% 8/10/33	3,429	4,348
4.862% 8/21/46	14,251	19,131
5.012% 4/15/49	835	1,159
		162,917
Entertainment - 0.3%
NBCUniversal, Inc. 5.95% 4/1/41	903	1,344
The Walt Disney Co.:
2.2% 1/13/28	6,562	6,955
2.65% 1/13/31	10,500	11,361
4.7% 3/23/50	7,961	10,524
		30,184
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	15,400	16,180
3.7% 4/1/51	15,400	15,263
4.464% 7/23/22	3,780	4,028
4.908% 7/23/25	2,932	3,411
5.375% 5/1/47	22,326	26,868
5.75% 4/1/48	11,014	13,758
Comcast Corp.:
3.4% 4/1/30	1,770	2,046
3.75% 4/1/40	622	734
3.9% 3/1/38	692	827
4.65% 7/15/42	1,628	2,098
Discovery Communications LLC:
3.625% 5/15/30	4,063	4,496
4.65% 5/15/50	10,998	12,562
Fox Corp.:
4.709% 1/25/29	1,385	1,662
5.476% 1/25/39	1,366	1,805
5.576% 1/25/49	906	1,243
Time Warner Cable, Inc.:
4% 9/1/21	8,096	8,284
4.5% 9/15/42	544	607
5.5% 9/1/41	966	1,182
5.875% 11/15/40	2,077	2,632
6.55% 5/1/37	3,601	4,805
6.75% 6/15/39	6,233	8,641
7.3% 7/1/38	2,390	3,394
		136,526
Wireless Telecommunication Services - 0.2%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	6,800	7,690
3.875% 4/15/30 (a)	10,000	11,429
4.375% 4/15/40 (a)	1,468	1,766
4.5% 4/15/50(a)	2,885	3,524
		24,409

TOTAL COMMUNICATION SERVICES		354,036

CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.6%
General Motors Co. 5.4% 10/2/23	11,588	12,845
General Motors Financial Co., Inc.:
3.7% 5/9/23	5,526	5,790
4.25% 5/15/23	858	915
4.375% 9/25/21	3,354	3,469
5.2% 3/20/23	7,090	7,734
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	6,678	6,929
3.125% 5/12/23 (a)	5,817	6,172
3.35% 5/13/25 (a)	9,370	10,295
		54,149
Hotels, Restaurants & Leisure - 0.0%
Starbucks Corp. 1.3% 5/7/22	3,483	3,538
Household Durables - 0.4%
D.R. Horton, Inc. 2.6% 10/15/25	9,432	10,108
Lennar Corp.:
4.75% 11/29/27	2,563	2,922
5% 6/15/27	3,419	3,889
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,908	3,148
4.875% 11/15/25	32	36
4.875% 3/15/27	10,045	11,301
5.625% 1/15/24	838	920
		32,324
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	1,815	1,874
3% 11/19/24	4,130	4,374
		6,248
Multiline Retail - 0.0%
Target Corp. 2.25% 4/15/25	1,780	1,908
Specialty Retail - 0.5%
AutoNation, Inc. 4.75% 6/1/30	909	1,065
AutoZone, Inc. 4% 4/15/30	11,631	13,839
O'Reilly Automotive, Inc. 4.2% 4/1/30	1,273	1,531
TJX Companies, Inc.:
3.75% 4/15/27	4,740	5,453
3.875% 4/15/30	11,839	14,047
4.5% 4/15/50	5,658	7,161
		43,096
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	756	814
3.25% 3/27/40	2,606	2,924
		3,738

TOTAL CONSUMER DISCRETIONARY		145,001

CONSUMER STAPLES - 2.7%
Beverages - 1.3%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	4,168	4,947
4.9% 2/1/46	9,089	11,029
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	8,200	9,388
4.35% 6/1/40	3,930	4,565
4.5% 6/1/50	9,000	10,892
4.6% 6/1/60	7,261	8,870
4.75% 1/23/29	18,172	22,190
4.75% 4/15/58	3,562	4,406
5.45% 1/23/39	3,537	4,499
5.55% 1/23/49	8,082	10,907
5.8% 1/23/59 (Reg. S)	8,567	12,173
Constellation Brands, Inc. 4.75% 11/15/24	2,399	2,780
PepsiCo, Inc.:
2.625% 3/19/27	712	788
2.75% 3/19/30	6,600	7,394
3.625% 3/19/50	4,830	5,848
		120,676
Food & Staples Retailing - 1.0%
Sysco Corp.:
3.3% 2/15/50	3,840	3,542
5.95% 4/1/30	4,226	5,328
6.6% 4/1/40	14,365	19,132
6.6% 4/1/50	42,857	59,119
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,216	1,252
		88,373
Food Products - 0.3%
General Mills, Inc. 2.875% 4/15/30	797	876
H.J. Heinz Co.:
3% 6/1/26	5,000	5,213
4.375% 6/1/46	4,122	4,209
5.2% 7/15/45	8,219	9,314
H.J. Heinz Finance Co. 7.125% 8/1/39 (a)	5,618	7,715
		27,327
Household Products - 0.0%
Procter & Gamble Co. 2.8% 3/25/27	901	1,009
Personal Products - 0.1%
Estee Lauder Companies, Inc.:
2.6% 4/15/30	4,902	5,383
3.125% 12/1/49	3,472	3,850
		9,233

TOTAL CONSUMER STAPLES		246,618

ENERGY - 2.7%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	920	954
Oil, Gas & Consumable Fuels - 2.7%
Alberta Energy Co. Ltd. 8.125% 9/15/30	3,357	3,598
Amerada Hess Corp.:
7.125% 3/15/33	839	1,036
7.3% 8/15/31	1,023	1,259
7.875% 10/1/29	2,921	3,697
Canadian Natural Resources Ltd. 3.45% 11/15/21	1,673	1,715
Columbia Pipeline Group, Inc. 4.5% 6/1/25	538	626
DCP Midstream LLC:
4.75% 9/30/21 (a)	1,411	1,439
5.85% 5/21/43 (a)(b)	2,821	2,183
DCP Midstream Operating LP:
3.875% 3/15/23	1,968	1,993
5.6% 4/1/44	1,707	1,622
El Paso Corp. 6.5% 9/15/20	4,718	4,728
Enable Midstream Partners LP 3.9% 5/15/24 (b)	549	545
Enbridge Energy Partners LP 4.2% 9/15/21	1,656	1,705
Enbridge, Inc.:
4% 10/1/23	2,296	2,495
4.25% 12/1/26	923	1,067
Encana Corp. 5.15% 11/15/41	2,000	1,409
Energy Transfer Partners LP:
3.75% 5/15/30	2,274	2,255
4.2% 9/15/23	759	805
4.25% 3/15/23	830	875
4.5% 4/15/24	952	1,024
4.95% 6/15/28	2,591	2,775
5% 5/15/50	5,083	4,860
5.25% 4/15/29	1,549	1,695
5.8% 6/15/38	1,445	1,459
6% 6/15/48	941	964
6.25% 4/15/49	1,064	1,113
Hess Corp. 4.3% 4/1/27	834	888
Marathon Petroleum Corp. 5.125% 3/1/21	1,000	1,023
MPLX LP:
3 month U.S. LIBOR + 0.900% 1.2129% 9/9/21 (b)(c)	1,360	1,360
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (b)(c)	2,046	2,046
4.8% 2/15/29	816	945
4.875% 12/1/24	1,247	1,407
5.5% 2/15/49	2,450	2,893
Occidental Petroleum Corp.:
2.7% 8/15/22	1,057	1,039
2.9% 8/15/24	3,821	3,515
3.125% 2/15/22	2,391	2,355
3.2% 8/15/26	514	451
3.5% 8/15/29	1,621	1,394
4.3% 8/15/39	236	182
4.4% 8/15/49	236	182
5.55% 3/15/26	3,038	3,023
6.45% 9/15/36	2,750	2,697
6.6% 3/15/46	3,032	3,011
7.5% 5/1/31	3,937	4,173
Petrobras Global Finance BV 7.25% 3/17/44	17,308	20,310
Petroleos Mexicanos:
6.49% 1/23/27 (a)	1,757	1,731
6.5% 3/13/27	5,805	5,721
6.75% 9/21/47	14,189	11,793
6.84% 1/23/30 (a)	8,589	8,280
6.95% 1/28/60 (a)	4,247	3,530
7.69% 1/23/50 (a)	54,561	48,653
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	1,242	1,236
3.65% 6/1/22	2,386	2,453
4.65% 10/15/25	26,960	29,423
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	1,450	1,528
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (a)	9,286	10,631
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	1,026	1,005
The Williams Companies, Inc.:
3.5% 11/15/30	9,960	10,944
3.7% 1/15/23	510	541
Western Gas Partners LP:
3.95% 6/1/25	764	762
4.65% 7/1/26	1,129	1,154
4.75% 8/15/28	781	794
5.375% 6/1/21	3,036	3,066
6.25% 2/1/50	7,720	7,731
		252,812

TOTAL ENERGY		253,766

FINANCIALS - 16.8%
Banks - 8.5%
Bank of America Corp.:
2.884% 10/22/30 (b)	50,000	54,343
3.004% 12/20/23 (b)	6,352	6,694
3.3% 1/11/23	1,679	1,791
3.419% 12/20/28 (b)	3,280	3,665
3.5% 4/19/26	3,838	4,348
3.95% 4/21/25	23,783	26,753
4% 1/22/25	16,960	19,002
4.1% 7/24/23	900	992
4.183% 11/25/27	4,363	5,030
4.2% 8/26/24	5,249	5,882
4.25% 10/22/26	23,937	27,692
4.45% 3/3/26	4,028	4,671
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 1.0018% 7/20/22 (a)(b)(c)	4,861	4,893
Barclays Bank PLC:
1.7% 5/12/22	3,331	3,392
10.179% 6/12/21 (a)	1,105	1,180
Barclays PLC:
2.852% 5/7/26 (b)	9,444	9,972
4.375% 1/12/26	2,821	3,208
4.836% 5/9/28	3,683	4,107
5.088% 6/20/30 (b)	11,424	13,263
5.2% 5/12/26	26,475	30,097
BNP Paribas SA 2.219% 6/9/26 (a)(b)	9,008	9,394
BPCE SA 4.875% 4/1/26 (a)	4,662	5,351
CIT Group, Inc. 3.929% 6/19/24 (b)	2,035	2,101
Citigroup, Inc.:
2.976% 11/5/30 (b)	50,000	54,291
4.075% 4/23/29 (b)	16,389	19,058
4.125% 7/25/28	4,363	5,011
4.3% 11/20/26	1,115	1,285
4.4% 6/10/25	11,914	13,577
4.412% 3/31/31 (b)	21,454	26,056
4.45% 9/29/27	33,640	39,048
4.6% 3/9/26	5,613	6,518
5.3% 5/6/44	6,000	8,048
5.5% 9/13/25	4,886	5,819
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	1,977	2,094
4.3% 12/3/25	2,637	3,034
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	2,250	2,467
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	6,137	6,796
4.55% 4/17/26	1,859	2,180
Fifth Third Bancorp 8.25% 3/1/38	694	1,150
HSBC Holdings PLC:
4.25% 3/14/24	905	991
4.95% 3/31/30	1,541	1,896
5.25% 3/14/44	656	852
Huntington Bancshares, Inc. 7% 12/15/20	464	473
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	836	902
5.71% 1/15/26 (a)	18,406	20,451
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	5,034	5,404
4.125% 12/15/26	9,713	11,345
4.35% 8/15/21	5,357	5,565
4.493% 3/24/31 (b)	17,000	20,908
4.625% 5/10/21	790	814
NatWest Markets PLC 2.375% 5/21/23 (a)	10,214	10,552
Rabobank Nederland 4.375% 8/4/25	3,024	3,448
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	5,536	5,924
4.8% 4/5/26	12,145	14,268
5.125% 5/28/24	19,005	21,049
6% 12/19/23	24,003	27,062
6.1% 6/10/23	36,812	40,938
6.125% 12/15/22	13,833	15,186
Societe Generale 4.25% 4/14/25 (a)	4,491	4,824
Synchrony Bank 3% 6/15/22	2,516	2,600
UniCredit SpA 6.572% 1/14/22 (a)	4,200	4,465
Wells Fargo & Co.:
2.406% 10/30/25 (b)	4,928	5,192
3.196% 6/17/27 (b)	40,441	44,270
4.3% 7/22/27	16,184	18,606
4.478% 4/4/31 (b)	15,500	18,923
5.013% 4/4/51 (b)	22,853	31,111
Westpac Banking Corp. 4.11% 7/24/34 (b)	3,103	3,503
		785,775
Capital Markets - 4.2%
Affiliated Managers Group, Inc. 4.25% 2/15/24	881	971
Ares Capital Corp.:
3.875% 1/15/26	10,365	10,518
4.2% 6/10/24	7,281	7,540
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	9,092	9,517
4.194% 4/1/31 (a)(b)	30,399	35,462
Deutsche Bank AG 4.5% 4/1/25	3,643	3,730
Deutsche Bank AG New York Branch:
3.3% 11/16/22	4,654	4,812
4.1% 1/13/26	5,262	5,604
5% 2/14/22	7,035	7,402
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,719	6,894
3.272% 9/29/25 (b)	60,430	65,823
3.5% 4/1/25	12,527	13,880
3.8% 3/15/30	29,000	33,781
4.25% 10/21/25	7,670	8,731
6.75% 10/1/37	24,081	35,181
Intercontinental Exchange, Inc. 3.75% 12/1/25	1,287	1,465
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1878% 7/22/22 (b)(c)	2,232	2,246
3.125% 7/27/26	9,330	10,411
3.622% 4/1/31 (b)	10,865	12,618
3.625% 1/20/27	10,480	11,905
3.7% 10/23/24	3,002	3,351
3.875% 4/29/24	2,765	3,075
4.431% 1/23/30 (b)	53,331	64,345
4.875% 11/1/22	6,287	6,847
5% 11/24/25	13,117	15,424
5.75% 1/25/21	2,949	3,012
State Street Corp.:
2.825% 3/30/23 (a)(b)	737	764
2.901% 3/30/26 (a)(b)	691	756
		386,065
Consumer Finance - 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	5,100	4,906
3.5% 5/26/22	917	922
4.125% 7/3/23	2,684	2,725
4.45% 12/16/21	2,216	2,259
4.45% 4/3/26	2,472	2,492
4.5% 5/15/21	842	856
4.875% 1/16/24	3,901	4,022
5% 10/1/21	1,262	1,298
6.5% 7/15/25	4,349	4,730
Ally Financial, Inc.:
3.05% 6/5/23	11,466	11,899
3.875% 5/21/24	7,111	7,570
4.625% 3/30/25	2,237	2,475
5.125% 9/30/24	2,258	2,527
5.8% 5/1/25	19,772	22,856
8% 11/1/31	3,172	4,309
Capital One Financial Corp.:
3.65% 5/11/27	15,715	17,485
3.8% 1/31/28	4,256	4,753
Discover Financial Services:
3.95% 11/6/24	1,184	1,303
4.1% 2/9/27	10,564	11,760
4.5% 1/30/26	3,562	4,083
Ford Motor Credit Co. LLC:
3.096% 5/4/23	12,100	12,009
4.063% 11/1/24	18,137	18,395
5.085% 1/7/21	2,212	2,215
5.584% 3/18/24	4,908	5,233
5.596% 1/7/22	4,576	4,702
Synchrony Financial:
2.85% 7/25/22	1,278	1,316
3.75% 8/15/21	920	940
3.95% 12/1/27	5,215	5,496
4.25% 8/15/24	926	994
4.375% 3/19/24	5,520	5,957
5.15% 3/19/29	7,283	8,325
		180,812
Diversified Financial Services - 0.5%
Brixmor Operating Partnership LP:
4.05% 7/1/30	6,803	7,299
4.125% 6/15/26	3,253	3,529
4.125% 5/15/29	12,222	13,226
Equitable Holdings, Inc. 3.9% 4/20/23	655	706
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	4,907	4,839
Pine Street Trust I 4.572% 2/15/29 (a)	4,516	5,190
Pine Street Trust II 5.568% 2/15/49 (a)	4,529	5,561
Voya Financial, Inc. 3.125% 7/15/24	1,580	1,700
		42,050
Insurance - 1.6%
AIA Group Ltd. 3.375% 4/7/30 (a)	8,169	9,149
American International Group, Inc. 3.4% 6/30/30	17,400	19,266
Five Corners Funding Trust II 2.85% 5/15/30(a)	11,366	12,144
Liberty Mutual Group, Inc.:
3.95% 5/15/60 (a)	10,260	11,210
4.569% 2/1/29 (a)	1,534	1,852
Lincoln National Corp. 3.4% 1/15/31	9,415	10,544
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	3,002	3,651
4.75% 3/15/39	1,378	1,836
4.8% 7/15/21	855	880
4.9% 3/15/49	719	1,009
MetLife, Inc. 4.55% 3/23/30	19,500	24,537
Metropolitan Life Global Funding I U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.57% 5/28/21 (a)(b)(c)	22,531	22,573
New York Life Insurance Co. 3.75% 5/15/50 (a)	1,978	2,240
Pacific LifeCorp 5.125% 1/30/43 (a)	1,657	1,910
Pricoa Global Funding I 5.375% 5/15/45 (b)	1,988	2,182
Progressive Corp. 3.2% 3/26/30	949	1,092
Prudential Financial, Inc.:
3.935% 12/7/49	2,764	3,141
4.5% 11/16/21	813	853
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	1,800	2,056
Teachers Insurance & Annuity Association of America 3.3% 5/15/50 (a)	4,631	4,776
Unum Group:
4% 6/15/29	3,614	3,950
4.5% 3/15/25	8,253	9,178
5.625% 9/15/20	1,208	1,210
5.75% 8/15/42	1,024	1,167
		152,406

TOTAL FINANCIALS		1,547,108

HEALTH CARE - 3.3%
Biotechnology - 0.7%
AbbVie, Inc. 3.2% 11/21/29 (a)	43,367	47,997
Upjohn, Inc.:
1.65% 6/22/25 (a)	1,203	1,236
2.7% 6/22/30 (a)	6,115	6,379
3.85% 6/22/40 (a)	2,664	2,887
4% 6/22/50 (a)	4,600	5,009
		63,508
Health Care Providers & Services - 1.2%
Anthem, Inc. 3.3% 1/15/23	2,729	2,906
Centene Corp.:
3.375% 2/15/30	5,110	5,314
4.25% 12/15/27	5,450	5,723
4.625% 12/15/29	8,470	9,282
4.75% 1/15/25	4,335	4,459
Cigna Corp.:
4.125% 11/15/25	29,632	34,255
4.375% 10/15/28	4,187	5,011
4.8% 8/15/38	2,607	3,280
4.9% 12/15/48	2,605	3,442
CVS Health Corp.:
3% 8/15/26	531	583
3.625% 4/1/27	1,944	2,201
4.1% 3/25/25	8,322	9,490
4.3% 3/25/28	7,302	8,596
5.05% 3/25/48	928	1,205
5.125% 7/20/45	2,511	3,236
HCA Holdings, Inc. 4.75% 5/1/23	87	96
Toledo Hospital:
5.325% 11/15/28	1,513	1,650
6.015% 11/15/48	2,871	3,287
UnitedHealth Group, Inc. 2.75% 5/15/40	1,846	1,947
		105,963
Pharmaceuticals - 1.4%
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	49,732	57,077
4.375% 12/15/28 (a)	58,400	68,460
Elanco Animal Health, Inc.:
4.912% 8/27/21 (b)	680	696
5.272% 8/28/23 (b)	2,148	2,380
5.9% 8/28/28 (b)	905	1,080
Mylan NV 3.95% 6/15/26	1,304	1,478
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	473	472
Zoetis, Inc. 3.25% 2/1/23	764	809
		132,452

TOTAL HEALTH CARE		301,923

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.4% 4/15/30 (a)	2,547	2,866
The Boeing Co.:
5.04% 5/1/27	4,840	5,326
5.15% 5/1/30	4,840	5,419
5.705% 5/1/40	4,840	5,612
5.805% 5/1/50	4,840	5,782
5.93% 5/1/60	4,840	5,903
		30,908
Building Products - 0.0%
Masco Corp. 4.45% 4/1/25	657	758
Industrial Conglomerates - 0.4%
General Electric Co.:
3.45% 5/1/27	1,589	1,687
3.625% 5/1/30	3,695	3,804
4.25% 5/1/40	14,600	14,741
4.35% 5/1/50	11,664	11,851
		32,083
Road & Rail - 0.2%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	1,257	1,217
3.95% 7/1/24 (a)	5,580	5,155
4.375% 5/1/26 (a)	2,047	1,885
5.25% 5/15/24 (a)	3,116	3,022
CSX Corp. 3.8% 4/15/50	1,525	1,823
		13,102
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
2.25% 1/15/23	1,128	1,131
3% 9/15/23	368	370
3.375% 6/1/21	1,236	1,251
3.375% 7/1/25	7,888	8,027
3.75% 2/1/22	1,846	1,886
3.875% 4/1/21	1,333	1,347
4.25% 2/1/24	4,331	4,519
4.25% 9/15/24	1,473	1,537
		20,068
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	868	981

TOTAL INDUSTRIALS		97,900

INFORMATION TECHNOLOGY - 0.7%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	3,397	3,751
5.85% 7/15/25 (a)	1,437	1,686
6.02% 6/15/26 (a)	1,159	1,364
6.1% 7/15/27 (a)	2,638	3,105
6.2% 7/15/30 (a)	2,284	2,767
		12,673
Semiconductors & Semiconductor Equipment - 0.1%
NVIDIA Corp.:
2.85% 4/1/30	2,157	2,404
3.5% 4/1/50	4,671	5,280
		7,684
Software - 0.5%
Oracle Corp.:
2.5% 4/1/25	6,375	6,872
2.8% 4/1/27	6,375	6,993
2.95% 4/1/30	6,400	7,162
3.6% 4/1/40	6,370	7,179
3.6% 4/1/50	6,370	7,109
3.85% 4/1/60	6,400	7,384
		42,699
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	2,004	2,148

TOTAL INFORMATION TECHNOLOGY		65,204

MATERIALS - 0.2%
Chemicals - 0.2%
DuPont de Nemours, Inc. 2.169% 5/1/23	14,338	14,620
Metals & Mining - 0.0%
Anglo American Capital PLC 4.125% 4/15/21 (a)	1,838	1,871
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	834	838
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	947	1,035
4.5% 8/1/47 (a)	961	1,160
		4,904

TOTAL MATERIALS		19,524

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	4,519	5,734
Boston Properties, Inc.:
3.25% 1/30/31	4,526	4,931
4.5% 12/1/28	2,824	3,339
Corporate Office Properties LP 5% 7/1/25	1,435	1,567
Duke Realty LP:
3.25% 6/30/26	372	410
3.625% 4/15/23	975	1,037
Equity One, Inc. 3.75% 11/15/22	3,490	3,715
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,129	1,192
3.5% 8/1/26	1,176	1,294
Healthpeak Properties, Inc. 3.5% 7/15/29	540	606
Highwoods/Forsyth LP 3.2% 6/15/21	334	339
Hudson Pacific Properties LP 4.65% 4/1/29	6,288	7,091
Lexington Corporate Properties Trust:
2.7% 9/15/30	1,090	1,104
4.4% 6/15/24	599	634
Omega Healthcare Investors, Inc.:
3.625% 10/1/29	5,204	5,238
4.375% 8/1/23	3,083	3,317
4.5% 1/15/25	1,271	1,335
4.5% 4/1/27	452	479
4.75% 1/15/28	7,132	7,685
4.95% 4/1/24	557	596
5.25% 1/15/26	2,371	2,600
Realty Income Corp. 3.25% 1/15/31	1,277	1,419
Retail Opportunity Investments Partnership LP:
4% 12/15/24	405	404
5% 12/15/23	312	324
Retail Properties America, Inc.:
4% 3/15/25	6,313	6,293
4.75% 9/15/30	12,729	12,600
Simon Property Group LP:
2.45% 9/13/29	1,897	1,897
3.375% 12/1/27	5,112	5,519
SITE Centers Corp.:
3.625% 2/1/25	967	990
4.25% 2/1/26	1,683	1,751
Store Capital Corp. 4.625% 3/15/29	1,396	1,488
Ventas Realty LP:
3% 1/15/30	6,770	6,835
3.125% 6/15/23	652	679
4% 3/1/28	1,358	1,468
4.125% 1/15/26	630	707
4.75% 11/15/30	10,898	12,431
VEREIT Operating Partnership LP 3.4% 1/15/28	1,957	2,025
Weingarten Realty Investors 3.375% 10/15/22	288	294
WP Carey, Inc.:
3.85% 7/15/29	1,045	1,123
4% 2/1/25	2,162	2,359
4.6% 4/1/24	3,364	3,697
		118,546
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,946	5,126
3.95% 11/15/27	2,767	2,874
4.1% 10/1/24	2,463	2,595
4.55% 10/1/29	1,135	1,211
CBRE Group, Inc. 4.875% 3/1/26	4,953	5,739
Essex Portfolio LP 3.875% 5/1/24	1,215	1,332
Mack-Cali Realty LP:
3.15% 5/15/23	2,256	2,030
4.5% 4/18/22	429	412
Mid-America Apartments LP 4% 11/15/25	522	593
Post Apartment Homes LP 3.375% 12/1/22	317	332
Tanger Properties LP:
3.125% 9/1/26	1,660	1,562
3.75% 12/1/24	1,630	1,604
3.875% 12/1/23	748	745
3.875% 7/15/27	6,943	6,693
		32,848

TOTAL REAL ESTATE		151,394

UTILITIES - 0.9%
Electric Utilities - 0.2%
Cleco Corporate Holdings LLC 3.375% 9/15/29	2,932	2,990
DPL, Inc. 4.35% 4/15/29	2,835	3,107
Duquesne Light Holdings, Inc. 5.9% 12/1/21 (a)	2,456	2,590
Exelon Corp.:
4.05% 4/15/30	1,893	2,232
4.7% 4/15/50	843	1,082
FirstEnergy Corp.:
4.25% 3/15/23	2,843	3,015
7.375% 11/15/31	3,623	5,122
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,240	1,342
		21,480
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	766	980
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	443	452
		1,432
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.:
3.3% 7/15/25 (a)	10,148	10,891
3.95% 7/15/30 (a)	8,852	9,581
		20,472
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30 (a)	1,064	1,261
4.05% 4/15/25 (a)	13,567	15,505
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	855	988
3.95% 4/1/50	1,501	1,790
NiSource Finance Corp. 5.95% 6/15/41	1,097	1,557
NiSource, Inc. 2.95% 9/1/29	7,262	7,959
Puget Energy, Inc.:
4.1% 6/15/30 (a)	3,951	4,356
5.625% 7/15/22	2,087	2,221
6% 9/1/21	2,012	2,117
Sempra Energy 6% 10/15/39	1,733	2,417
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (b)(c)	1,164	961
		41,132

TOTAL UTILITIES		84,516

TOTAL NONCONVERTIBLE BONDS
(Cost $2,996,348)		3,266,990

U.S. Treasury Obligations - 26.5%
U.S. Treasury Bonds:
1.25% 5/15/50 (d)	$708,200	$667,921
1.375% 8/15/50	45,800	44,598
U.S. Treasury Notes:
0.125% 6/30/22	1,281,800	1,281,388
0.625% 8/15/30	406,908	403,538
3.125% 11/15/28	38,238	46,002
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,480,868)		2,443,447

Asset-Backed Securities - 4.7%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$8,865	$8,051
Series 2019-1 Class A, 3.844% 5/15/39 (a)	3,123	2,839
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	5,343	4,829
Class B, 4.458% 10/16/39 (a)	970	672
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 1.5778% 7/22/32 (a)(b)(c)	7,607	7,540
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.6018% 1/20/33 (a)(b)(c)	2,910	2,906
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	2,945	2,635
Class B, 4.335% 1/16/40 (a)	473	327
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.595% 10/15/32 (a)(b)(c)	4,806	4,792
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 2.0741% 4/15/31 (a)(b)(c)	6,888	6,894
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 1/15/29 (a)(b)(c)	5,768	5,730
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/33 (a)(b)(c)	16,288	16,081
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.6029% 1/17/33 (a)(b)(c)	7,272	7,266
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	4,014	3,399
Class AA, 2.487% 12/16/41 (a)(b)	723	676
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.265% 4/15/29 (a)(b)(c)	6,524	6,454
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	4,588	4,159
Class B, 5.095% 4/15/39 (a)	2,147	1,527
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	3,840	3,578
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.6118% 10/20/32 (a)(b)(c)	3,832	3,805
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.596% 5/29/32 (a)(b)(c)	2,558	2,554
CEDF Series 2018-6A Class AR, 3 month U.S. LIBOR + 1.090% 1.3618% 10/20/28 (a)(b)(c)	1,790	1,782
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.9194% 7/20/31 (a)(b)(c)	7,685	7,685
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	1,992	2,049
Class A2II, 4.03% 11/20/47 (a)	3,387	3,595
Series 2019-1A:
Class A23, 4.352% 5/20/49 (a)	608	663
Class A2II, 4.021% 5/20/49 (a)	471	500
Dryden 68 CLO Ltd. 3 month U.S. LIBOR + 1.310% 1.585% 7/15/32 (a)(b)(c)	6,350	6,336
Dryden CLO, Ltd.:
Series 2019-75A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 7/15/30 (a)(b)(c)	3,971	3,941
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.6018% 10/20/32 (a)(b)(c)	7,839	7,833
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 1.555% 4/15/29 (a)(b)(c)	10,346	10,316
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 1.4409% 1/16/32 (a)(b)(c)	1,808	1,796
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 1.6101% 5/15/32 (a)(b)(c)	4,433	4,423
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 2.447% 4/17/33 (a)(b)(c)	4,300	4,258
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.6001% 11/16/32 (a)(b)(c)	5,330	5,315
Ford Credit Floorplan Master Owner Trust:
Series 2018-1 Class B, 3.1% 5/15/23	15,490	15,638
Series 2019-2 Class A, 3.06% 4/15/26	7,032	7,606
Series 2019-3 Class A1, 2.23% 9/15/24	3,461	3,579
Series 2019-4 Class A, 2.44% 9/15/26	1,010	1,077
GM Financial Automobile Leasing Trust Series 2020-1 Class A2A, 1.67% 4/20/22	4,550	4,578
GMF Floorplan Owner Revolving Trust:
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	3,997	4,053
Series 2018-4 Class A2, 1 month U.S. LIBOR + 0.410% 0.5719% 9/15/23 (a)(b)(c)	2,627	2,624
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	1,963	1,852
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	2,857	2,643
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.1778% 1/22/28 (a)(b)(c)	5,075	5,027
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 1.4918% 1/20/29 (a)(b)(c)	2,473	2,464
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 1.575% 7/15/32 (a)(b)(c)	5,106	5,087
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2020-45A Class A, 3 month U.S. LIBOR + 1.650% 1.9184% 7/15/31 (a)(b)(c)	8,330	8,346
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 10/15/32 (a)(b)(c)	2,535	2,529
Magnetite CLO Ltd.:
Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 1.0718% 1/18/28 (a)(b)(c)	6,640	6,564
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 1.5518% 4/20/30 (a)(b)(c)	4,379	4,364
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 1/15/33 (a)(b)(c)	24,000	23,970
Mercedes-Benz Master Owner Trust Series 2019-BA Class A, 2.61% 5/15/24 (a)	6,827	7,080
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.3418% 10/20/30 (a)(b)(c)	6,552	6,466
Mortgage Repurchase Agreement Financing Trust Series 2020-2 Class A1, 1 month U.S. LIBOR + 1.750% 1.9054% 5/29/22 (a)(b)(c)	17,500	17,501
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 0.6851% 9/25/35 (b)(c)	52	52
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 1.5729% 7/17/32 (a)(b)(c)	5,105	5,091
Nissan Master Owner Trust Receivables Series 2019-B Class A, 1 month U.S. LIBOR + 0.430% 0.5919% 11/15/23 (b)(c)	8,520	8,514
Planet Fitness Master Issuer LLC:
Series 2018-1A:
Class A2I, 4.262% 9/5/48 (a)	28,600	28,595
Class A2II, 4.666% 9/5/48 (a)	3,172	3,175
Series 2019-1A Class A2, 3.858% 12/5/49 (a)	4,604	4,322
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	4,086	3,714
Santander Retail Auto Lease Trust Series 2019-C Class A2A, 1.89% 9/20/22 (a)	2,499	2,524
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	5,631	5,010
Class B, 4.335% 3/15/40 (a)	522	348
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	5,278	5,516
1.884% 7/15/50 (a)	3,008	3,059
2.328% 7/15/52 (a)	2,300	2,336
Stratus CLO Ltd. Series 2020-1A Class A, 3 month U.S. LIBOR + 1.980% 3.286% 5/1/28 (a)(b)(c)	9,577	9,625
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.2718% 1/20/29 (a)(b)(c)	4,376	4,334
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (b)(c)	5	4
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	6,122	5,635
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	7,367	6,816
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.8638% 4/6/42 (a)(b)(c)	491	322
Treman Park CLO, Ltd. Series 2018-1A Class ARR, 3 month U.S. LIBOR + 1.070% 1.3418% 10/20/28 (a)(b)(c)	13,350	13,267
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 1.625% 4/15/32 (a)(b)(c)	4,965	4,947
Voya Series 2020-1A Class A, 3 month U.S. LIBOR + 1.700% 2.0027% 7/16/31 (a)(b)(c)	8,331	8,362
Voya CLO Ltd.:
Series 2017-1A Class A1, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/30 (a)(b)(c)	6,481	6,456
Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.5418% 7/20/32 (a)(b)(c)	5,397	5,390
Voya CLO Ltd./Voya CLO LLC Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.6% 7/19/31 (a)(b)(c)	8,500	8,504
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	1,126	1,137
TOTAL ASSET-BACKED SECURITIES
(Cost $440,257)		437,309

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(c)(e)	335	0
Class AA1, 1 month U.S. LIBOR + 0.280% 0.4828% 5/27/37 (a)(b)(c)	715	658
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.4054% 1/23/23 (a)(b)(c)	3,934	3,933
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.5258% 4/23/23 (a)(b)(c)	18,687	18,688
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.825% 7/15/58 (a)(b)(c)	5,000	4,996
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (b)(c)	2	2
Silverstone Master Issuer PLC floater:
Series 2018-1A Class 1A, 3 month U.S. LIBOR + 0.390% 0.6614% 1/21/70 (a)(b)(c)	3,136	3,127
Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.8414% 1/21/70 (a)(b)(c)	3,600	3,600
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $35,106)		35,004

Commercial Mortgage Securities - 5.5%
BAMLL Commercial Mortgage Securities Trust:
floater Series 2019-RLJ Class A, 1 month U.S. LIBOR + 1.050% 1.2119% 4/15/36 (a)(b)(c)	8,900	8,556
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	3,676	3,584
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	825	739
Class CNM, 3.8425% 11/5/32 (a)(b)	341	288
BANK sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	2,479	2,843
Series 2019-BN21 Class A5, 2.851% 10/17/52	5,732	6,345
Series 2019-BN24 Class A3, 2.96% 11/15/62	6,283	7,016
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.270% 1.4501% 12/25/33 (a)(b)(c)	8	8
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.400% 0.5751% 11/25/35 (a)(b)(c)	25	24
Class M1, 1 month U.S. LIBOR + 0.440% 0.6151% 11/25/35 (a)(b)(c)	13	10
Class M2, 1 month U.S. LIBOR + 0.490% 0.6651% 11/25/35 (a)(b)(c)	18	16
Class M3, 1 month U.S. LIBOR + 0.510% 0.6851% 11/25/35 (a)(b)(c)	16	13
Class M4, 1 month U.S. LIBOR + 0.600% 0.7751% 11/25/35 (a)(b)(c)	20	15
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 0.5651% 1/25/36 (a)(b)(c)	66	62
Class B1, 1 month U.S. LIBOR + 1.400% 1.5751% 1/25/36 (a)(b)(c)	13	24
Class M1, 1 month U.S. LIBOR + 0.450% 0.6251% 1/25/36 (a)(b)(c)	21	20
Class M2, 1 month U.S. LIBOR + 0.470% 0.6451% 1/25/36 (a)(b)(c)	15	14
Class M3, 1 month U.S. LIBOR + 0.500% 0.6751% 1/25/36 (a)(b)(c)	22	20
Class M4, 1 month U.S. LIBOR + 0.610% 0.7851% 1/25/36 (a)(b)(c)	22	16
Class M5, 1 month U.S. LIBOR + 0.650% 0.8251% 1/25/36 (a)(b)(c)	22	17
Class M6, 1 month U.S. LIBOR + 0.700% 0.8751% 1/25/36 (a)(b)(c)	24	18
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.360% 0.5351% 4/25/36 (a)(b)(c)	20	19
Class M1, 1 month U.S. LIBOR + 0.380% 0.5551% 4/25/36 (a)(b)(c)	12	11
Class M2, 1 month U.S. LIBOR + 0.400% 0.5751% 4/25/36 (a)(b)(c)	13	10
Class M3, 1 month U.S. LIBOR + 0.420% 0.5951% 4/25/36 (a)(b)(c)	21	14
Class M4, 1 month U.S. LIBOR + 0.520% 0.6951% 4/25/36 (a)(b)(c)	12	7
Class M5, 1 month U.S. LIBOR + 0.560% 0.7351% 4/25/36 (a)(b)(c)	11	7
Class M6, 1 month U.S. LIBOR + 0.640% 0.8151% 4/25/36 (a)(b)(c)	12	9
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.310% 0.4851% 7/25/36 (a)(b)(c)	19	15
Class M2, 1 month U.S. LIBOR + 0.330% 0.5051% 7/25/36 (a)(b)(c)	14	12
Class M3, 1 month U.S. LIBOR + 0.350% 0.5251% 7/25/36 (a)(b)(c)	21	19
Class M4, 1 month U.S. LIBOR + 0.420% 0.5951% 7/25/36 (a)(b)(c)	13	9
Class M5, 1 month U.S. LIBOR + 0.470% 0.6451% 7/25/36 (a)(b)(c)	17	12
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 0.6051% 10/25/36 (a)(b)(c)	12	32
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 0.4451% 12/25/36 (a)(b)(c)	160	145
Class M1, 1 month U.S. LIBOR + 0.290% 0.4651% 12/25/36 (a)(b)(c)	24	18
Class M2, 1 month U.S. LIBOR + 0.310% 0.4851% 12/25/36 (a)(b)(c)	29	22
Class M3, 1 month U.S. LIBOR + 0.340% 0.5151% 12/25/36 (a)(b)(c)	16	11
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.4451% 3/25/37 (a)(b)(c)	39	37
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.4451% 7/25/37 (a)(b)(c)	115	107
Class A2, 1 month U.S. LIBOR + 0.320% 0.4951% 7/25/37 (a)(b)(c)	108	97
Class M1, 1 month U.S. LIBOR + 0.370% 0.5451% 7/25/37 (a)(b)(c)	37	28
Class M2, 1 month U.S. LIBOR + 0.410% 0.5851% 7/25/37 (a)(b)(c)	44	33
Class M3, 1 month U.S. LIBOR + 0.490% 0.6651% 7/25/37 (a)(b)(c)	39	37
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.4651% 7/25/37 (a)(b)(c)	40	35
Class M1, 1 month U.S. LIBOR + 0.310% 0.4851% 7/25/37 (a)(b)(c)	21	18
Class M2, 1 month U.S. LIBOR + 0.340% 0.5151% 7/25/37 (a)(b)(c)	23	18
Class M3, 1 month U.S. LIBOR + 0.370% 0.5451% 7/25/37 (a)(b)(c)	37	31
Class M4, 1 month U.S. LIBOR + 0.500% 0.6751% 7/25/37 (a)(b)(c)	58	49
Class M5, 1 month U.S. LIBOR + 0.600% 0.7751% 7/25/37 (a)(b)(c)	24	17
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	806	952
Series 2019-B10 Class A4, 3.717% 3/15/62	1,426	1,659
Series 2019-B13 Class A4, 2.952% 8/15/57	8,383	9,322
Series 2019-B14 Class A5, 3.0486% 12/15/62	3,454	3,871
Series 2018-B8 Class A5, 4.2317% 1/15/52	10,843	12,970
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.1619% 12/15/36 (a)(b)(c)	4,370	4,348
Class C, 1 month U.S. LIBOR + 1.120% 1.2819% 12/15/36 (a)(b)(c)	3,367	3,342
Class D, 1 month U.S. LIBOR + 1.250% 1.4119% 12/15/36 (a)(b)(c)	4,363	4,303
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (a)(b)(c)	15,461	15,408
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.2495% 9/15/37 (a)(b)(c)	5,535	5,053
Class D, 1 month U.S. LIBOR + 2.620% 2.7869% 9/15/37 (a)(b)(c)	1,374	1,010
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 1.0619% 11/15/35 (a)(b)(c)	1,281	1,275
Class C, 1 month U.S. LIBOR + 1.100% 1.2619% 11/15/35 (a)(b)(c)	6,410	6,374
Class F, 1 month U.S. LIBOR + 1.800% 1.9619% 11/15/35 (a)(b)(c)	1,473	1,460
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.4619% 4/15/34 (a)(b)(c)	2,644	2,485
Class C, 1 month U.S. LIBOR + 1.600% 1.7619% 4/15/34 (a)(b)(c)	1,748	1,608
Class D, 1 month U.S. LIBOR + 1.900% 2.0619% 4/15/34 (a)(b)(c)	1,835	1,670
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.2419% 10/15/36 (a)(b)(c)	2,539	2,528
Class C, 1 month U.S. LIBOR + 1.250% 1.4119% 10/15/36 (a)(b)(c)	3,192	3,173
Class D, 1 month U.S. LIBOR + 1.450% 1.6119% 10/15/36 (a)(b)(c)	4,522	4,509
Class E, 1 month U.S. LIBOR + 1.800% 1.9619% 10/15/36 (a)(b)(c)	6,355	6,304
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.7619% 12/15/36 (a)(b)(c)	3,574	3,522
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 4/15/34 (a)(b)(c)	5,741	5,511
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (a)(b)(c)	3,033	3,029
CF Hippolyta Issuer LLC sequential payer Series 2020-1:
Class A1, 1.69% 7/15/60 (a)	18,443	18,714
Class A2, 1.99% 7/15/60 (a)	8,209	8,356
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (a)(b)(c)	7,526	7,164
Class B, 1 month U.S. LIBOR + 1.500% 1.6619% 6/15/34 (a)(b)(c)	1,288	1,214
Class C, 1 month U.S. LIBOR + 1.750% 1.9119% 6/15/34 (a)(b)(c)	1,456	1,357
Citigroup Commercial Mortgage Trust sequential payer Series 2020-GC46 Class A5, 2.717% 2/15/53	13,351	14,599
COMM Mortgage Trust:
sequential payer Series 2014-CR18 Class A5, 3.828% 7/15/47	1,366	1,494
Series 2013-CR13 Class AM, 4.449% 11/10/46	1,011	1,099
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.1419% 5/15/36 (a)(b)(c)	11,788	11,810
Class B, 1 month U.S. LIBOR + 1.230% 1.3919% 5/15/36 (a)(b)(c)	14,528	14,473
Class C, 1 month U.S. LIBOR + 1.430% 1.5919% 5/15/36 (a)(b)(c)	9,205	9,124
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	2,586	2,665
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	2,941	2,885
Class B, 4.5349% 4/15/36 (a)	861	827
Class C, 4.9414% 4/15/36 (a)(b)	561	510
Class D, 4.9414% 4/15/36 (a)(b)	1,122	913
DBCCRE Mortgage Trust sequential payer Series 2014-ARCP Class A, 4.2382% 1/10/34 (a)	10,000	10,695
DBUBS Mortgage Trust Series 2011-LC3A Class C, 5.5128% 8/10/44 (a)(b)	4,500	4,514
Eaton Vance CLO, Ltd. floater Series 2020-1A Class A, 1.65% 10/15/30 (a)	8,500	8,498
GB Trust floater Series 2020-FLIX:
Class A, 1 month U.S. LIBOR + 1.120% 1.287% 8/15/37 (a)(b)(c)	5,900	5,911
Class B, 1 month U.S. LIBOR + 1.350% 1.517% 8/15/37 (a)(b)(c)	1,240	1,243
Class C, 1 month U.S. LIBOR + 1.600% 1.767% 8/15/37 (a)(b)(c)	670	672
GS Mortgage Securities Trust:
sequential payer Series 2020-GC45 Class A5, 2.9106% 2/13/53	12,592	13,978
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	8,951	9,162
J.P. Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2020-NNN Class AFX, 2.8123% 1/16/37 (a)	31,484	31,981
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	654	702
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	1,823	2,034
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX Class A/S, 4.2707% 6/15/45	1,309	1,367
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,177	1,219
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	2,821	2,980
Class CFX, 4.9498% 7/5/33 (a)	485	485
Class DFX, 5.3503% 7/5/33 (a)	745	734
Class EFX, 5.5422% 7/5/33 (a)	1,020	981
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class B, 3.59% 5/15/31 (a)	14,859	14,895
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.305% 8/15/37 (a)(b)(c)	2,588	2,590
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	9,766	10,377
Series 2012-C6 Class A/S, 3.476% 11/15/45	3,389	3,504
Morgan Stanley Capital Barclays Bank Trust sequential payer Series 2016-MART Class A, 2.2004% 9/13/31 (a)	2,317	2,306
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	7,903	7,961
Series 2011-C3 Class AJ, 5.4192% 7/15/49 (a)(b)	14,900	15,308
Series 2018-H4 Class A4, 4.31% 12/15/51	1,756	2,087
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	1,142	1,096
Class C, 3.283% 11/10/36 (a)(b)	1,096	998
Natixis Commercial Mortgage Securities Trust sequential payer Series 2019-1776 Class A, 2.5073% 10/15/36 (a)	13,077	13,316
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 1.3619% 12/15/35 (a)(b)(c)	22,356	22,314
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.2619% 3/15/36 (a)(b)(c)	4,814	4,381
UBS Commercial Mortgage Trust Series 2012-C1 Class A/S, 4.171% 5/10/45	12,718	13,191
Wells Fargo Commercial Mortgage Trust:
floater Series 2016-C32 Class A3FL, 1 month U.S. LIBOR + 1.420% 1.5819% 1/15/59 (b)(c)	26,700	27,239
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	8,381	9,046
Series 2015-C29 Class ASB, 3.4% 6/15/48	3,717	3,909
Series 2019-C52 Class A5, 2.892% 8/15/52	2,411	2,657
Series 2015-SG1 Class ASB, 3.556% 9/15/48	3,292	3,470
Series 2018-C48 Class A5, 4.302% 1/15/52	2,498	2,984
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2014-C24 Class A4, 3.343% 11/15/47	7,819	8,324
Series 2012-C9 Class A/S, 3.388% 11/15/45	4,134	4,276
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $502,275)		506,802

Municipal Securities - 0.3%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	2,110	2,154
5.1% 6/1/33	13,950	14,279
Series 2010-1, 6.63% 2/1/35	1,285	1,426
Series 2010-3:
6.725% 4/1/35	1,710	1,917
7.35% 7/1/35	875	1,008
Series 2010-5, 6.2% 7/1/21	187	191
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,201	9,013
TOTAL MUNICIPAL SECURITIES
(Cost $29,742)		29,988

Foreign Government and Government Agency Obligations - 0.4%
Indonesian Republic:
3.85% 10/15/30	$10,505	$11,986
4.2% 10/15/50	7,915	9,308
4.45% 4/15/70	9,715	11,934
State of Qatar 3.4% 4/16/25 (a)	4,105	4,488
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $32,021)		37,716

Bank Notes - 0.2%
Discover Bank 4.682% 8/9/28 (b)	1,865	1,951
KeyBank NA 6.95% 2/1/28	725	939
PNC Bank NA 2.45% 11/5/20	2,890	2,896
RBS Citizens NA 2.55% 5/13/21	780	791
Regions Bank 6.45% 6/26/37	2,685	3,736
Synchrony Bank 3.65% 5/24/21	3,042	3,088
TOTAL BANK NOTES
(Cost $11,811)		13,401
	Shares	Value (000s)

Fixed-Income Funds - 15.2%
Fidelity Mortgage Backed Securities Central Fund (f)	11,221,688	$1,270,856
Fidelity Specialized High Income Central Fund (f)	1,326,382	132,651
TOTAL FIXED-INCOME FUNDS
(Cost $1,353,475)		1,403,507
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Nova Scotia 4.65% (b)(g)	8,146	8,089
Barclays Bank PLC 7.625% 11/21/22	3,084	3,494
TOTAL PREFERRED SECURITIES
(Cost $11,332)		11,583
	Shares	Value (000s)

Money Market Funds - 16.8%
Fidelity Cash Central Fund 0.12% (h)	974,198,910	974,394
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)	579,687,951	579,746
TOTAL MONEY MARKET FUNDS
(Cost $1,554,139)		1,554,140
TOTAL INVESTMENT IN SECURITIES - 105.5%
(Cost $9,447,374)		9,739,887
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(506,525)
NET ASSETS - 100%		$9,233,362

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,363,352,000 or 14.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,972
Fidelity Mortgage Backed Securities Central Fund	27,210
Fidelity Securities Lending Cash Central Fund	38
Fidelity Specialized High Income Central Fund	6,915
Total	$36,135

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $235,734. Net realized gain (loss) and change in net unrealized appreciation (depreciation) was $(91) and $7, respectively. Purchases and sales of the Fidelity Cash Central Fund were $4,992,831 and $4,254,073, respectively, during the period.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $0. Net realized gain (loss) and change in net unrealized appreciation (depreciation) was $0 and $0, respectively. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $1,033,342 and $453,596, respectively, during the period.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$1,957,574	$367,210	$1,087,159	$10,656	$22,575	$1,270,856	45.2%
Fidelity Specialized High Income Central Fund	236,738	8,547	110,000	(749)	(1,885)	132,651	25.0%
Total	$2,194,312	$375,757	$1,197,159	$9,907	$20,690	$1,403,507

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$3,266,990	$--	$3,266,990	$--
U.S. Government and Government Agency Obligations	2,443,447	--	2,443,447	--
Asset-Backed Securities	437,309	--	437,309	--
Collateralized Mortgage Obligations	35,004	--	35,004	--
Commercial Mortgage Securities	506,802	--	506,802	--
Municipal Securities	29,988	--	29,988	--
Foreign Government and Government Agency Obligations	37,716	--	37,716	--
Bank Notes	13,401	--	13,401	--
Fixed-Income Funds	1,403,507	1,403,507	--	--
Preferred Securities	11,583	--	11,583	--
Money Market Funds	1,554,140	1,554,140	--	--
Total Investments in Securities:	$9,739,887	$2,957,647	$6,782,240	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $573,707) — See accompanying schedule: Unaffiliated issuers (cost $6,539,760)	$6,782,240
Fidelity Central Funds (cost $2,907,614)	2,957,647
Total Investment in Securities (cost $9,447,374)		$9,739,887
Cash		11
Receivable for investments sold		18,148
Receivable for fund shares sold		38,864
Interest receivable		43,136
Distributions receivable from Fidelity Central Funds		171
Receivable from investment adviser for expense reductions		32
Other receivables		190
Total assets		9,840,439
Liabilities
Payable for fund shares redeemed	$21,667
Distributions payable	2,025
Accrued management fee	2,256
Distribution and service plan fees payable	71
Other affiliated payables	1,121
Other payables and accrued expenses	191
Collateral on securities loaned	579,746
Total liabilities		607,077
Net Assets		$9,233,362
Net Assets consist of:
Paid in capital		$8,691,949
Total accumulated earnings (loss)		541,413
Net Assets		$9,233,362
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($167,802 ÷ 19,152 shares)(a)		$8.76
Maximum offering price per share (100/96.00 of $8.76)		$9.13
Class M:
Net Asset Value and redemption price per share ($35,706 ÷ 4,073 shares)(a)		$8.77
Maximum offering price per share (100/96.00 of $8.77)		$9.14
Class C:
Net Asset Value and offering price per share ($37,163 ÷ 4,236 shares)(a)		$8.77
Investment Grade Bond:
Net Asset Value, offering price and redemption price per share ($6,526,597 ÷ 744,338 shares)		$8.77
Class I:
Net Asset Value, offering price and redemption price per share ($1,323,779 ÷ 150,809 shares)		$8.78
Class Z:
Net Asset Value, offering price and redemption price per share ($1,142,315 ÷ 130,045 shares)		$8.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Dividends		$614
Interest (including $17 from security lending)		148,393
Income from Fidelity Central Funds (including $38 from security lending)		34,502
Total income		183,509
Expenses
Management fee	$20,978
Transfer agent fees	7,069
Distribution and service plan fees	580
Fund wide operations fee	3,365
Independent trustees' fees and expenses	23
Commitment fees	16
Total expenses before reductions	32,031
Expense reductions	(240)
Total expenses after reductions		31,791
Net investment income (loss)		151,718
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	338,249
Redemptions in-kind with affiliated entities	181,810
Fidelity Central Funds	9,816
Capital gain distributions from Fidelity Central Funds	1,633
Total net realized gain (loss)		531,508
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(160,779)
Fidelity Central Funds	20,683
Total change in net unrealized appreciation (depreciation)		(140,096)
Net gain (loss)		391,412
Net increase (decrease) in net assets resulting from operations		$543,130

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$151,718	$249,179
Net realized gain (loss)	531,508	(123,347)
Change in net unrealized appreciation (depreciation)	(140,096)	629,060
Net increase (decrease) in net assets resulting from operations	543,130	754,892
Distributions to shareholders	(156,517)	(269,437)
Share transactions - net increase (decrease)	(427,409)	(4,130,639)
Total increase (decrease) in net assets	(40,796)	(3,645,184)
Net Assets
Beginning of period	9,274,158	12,919,342
End of period	$9,233,362	$9,274,158

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$7.71	$7.97	$8.03	$7.74
Income from Investment Operations
Net investment income (loss)A	.158	.199	.178	.151	.197
Net realized and unrealized gain (loss)	.518	.565	(.277)	(.071)	.278
Total from investment operations	.676	.764	(.099)	.080	.475
Distributions from net investment income	(.166)	(.224)	(.161)	(.140)	(.185)
Total distributions	(.166)	(.224)	(.161)	(.140)	(.185)
Net asset value, end of period	$8.76	$8.25	$7.71	$7.97	$8.03
Total ReturnB,C	8.30%	10.11%	(1.25)%	1.03%	6.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.77%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.77%	.77%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.77%
Net investment income (loss)	1.88%	2.55%	2.29%	1.91%	2.54%
Supplemental Data
Net assets, end of period (in millions)	$168	$72	$88	$74	$79
Portfolio turnover rateF	118%G	59%G	56%G	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$7.72	$7.98	$8.04	$7.75
Income from Investment Operations
Net investment income (loss)A	.158	.199	.178	.148	.194
Net realized and unrealized gain (loss)	.519	.564	(.279)	(.070)	.279
Total from investment operations	.677	.763	(.101)	.078	.473
Distributions from net investment income	(.167)	(.223)	(.159)	(.138)	(.183)
Total distributions	(.167)	(.223)	(.159)	(.138)	(.183)
Net asset value, end of period	$8.77	$8.26	$7.72	$7.98	$8.04
Total ReturnB,C	8.30%	10.09%	(1.26)%	1.01%	6.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.77%	.79%	.80%	.81%
Expenses net of fee waivers, if any	.75%	.77%	.79%	.80%	.81%
Expenses net of all reductions	.75%	.77%	.79%	.80%	.81%
Net investment income (loss)	1.88%	2.54%	2.28%	1.88%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$36	$22	$20	$22	$24
Portfolio turnover rateF	118%G	59%G	56%G	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$7.72	$7.99	$8.05	$7.75
Income from Investment Operations
Net investment income (loss)A	.093	.140	.119	.090	.138
Net realized and unrealized gain (loss)	.518	.564	(.288)	(.070)	.288
Total from investment operations	.611	.704	(.169)	.020	.426
Distributions from net investment income	(.101)	(.164)	(.101)	(.080)	(.126)
Total distributions	(.101)	(.164)	(.101)	(.080)	(.126)
Net asset value, end of period	$8.77	$8.26	$7.72	$7.99	$8.05
Total ReturnB,C	7.46%	9.26%	(2.12)%	.27%	5.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.53%	1.54%	1.54%	1.54%	1.54%
Expenses net of fee waivers, if any	1.53%	1.54%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.53%	1.54%	1.54%	1.54%	1.54%
Net investment income (loss)	1.10%	1.78%	1.53%	1.14%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$37	$16	$22	$24	$30
Portfolio turnover rateF	118%G	59%G	56%G	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$7.72	$7.98	$8.04	$7.75
Income from Investment Operations
Net investment income (loss)A	.184	.225	.203	.176	.222
Net realized and unrealized gain (loss)	.518	.564	(.277)	(.070)	.279
Total from investment operations	.702	.789	(.074)	.106	.501
Distributions from net investment income	(.192)	(.249)	(.186)	(.166)	(.211)
Total distributions	(.192)	(.249)	(.186)	(.166)	(.211)
Net asset value, end of period	$8.77	$8.26	$7.72	$7.98	$8.04
Total ReturnB	8.63%	10.45%	(.93)%	1.36%	6.59%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.19%	2.87%	2.61%	2.23%	2.86%
Supplemental Data
Net assets, end of period (in millions)	$6,527	$7,638	$11,730	$9,742	$7,974
Portfolio turnover rateE	118%F	59%F	56%F	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.27	$7.73	$7.99	$8.05	$7.76
Income from Investment Operations
Net investment income (loss)A	.183	.221	.199	.172	.218
Net realized and unrealized gain (loss)	.517	.564	(.277)	(.070)	.279
Total from investment operations	.700	.785	(.078)	.102	.497
Distributions from net investment income	(.190)	(.245)	(.182)	(.162)	(.207)
Total distributions	(.190)	(.245)	(.182)	(.162)	(.207)
Net asset value, end of period	$8.78	$8.27	$7.73	$7.99	$8.05
Total ReturnB	8.58%	10.38%	(.98)%	1.31%	6.53%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.49%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.15%	2.82%	2.56%	2.19%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$1,324	$1,452	$1,059	$857	$543
Portfolio turnover rateE	118%F	59%F	56%F	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class Z

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.27	$7.68
Income from Investment Operations
Net investment income (loss)B	.193	.197
Net realized and unrealized gain (loss)	.517	.629
Total from investment operations	.710	.826
Distributions from net investment income	(.200)	(.236)
Total distributions	(.200)	(.236)
Net asset value, end of period	$8.78	$8.27
Total ReturnC,D	8.71%	10.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%G
Expenses net of all reductions	.36%	.36%G
Net investment income (loss)	2.28%	2.83%G
Supplemental Data
Net assets, end of period (in millions)	$1,142	$74
Portfolio turnover rateH	118%I	59%I

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Investment Grade Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FMR	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Specialized High Income Central Fund	FMR	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $191 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$367,365
Gross unrealized depreciation	(74,030)
Net unrealized appreciation (depreciation)	$293,335
Tax Cost	$9,446,552

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$189,250
Undistributed long-term capital gain	$59,020
Net unrealized appreciation (depreciation) on securities and other investments	$293,335

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$156,517	$ 269,437

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Investment Grade Bond Fund	3,384,504	1,004,608

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees, do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$272	$28
Class M	-%	.25%	66	–
Class C	.75%	.25%	242	85
			$580	$113

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares,.75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$55
Class M	3
Class C(a)	12
$70

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond and Class Z. FIIOC receives an asset-based fee of Investment Grade Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$171.16
Class M	40.15
Class C	45.18
Investment Grade Bond	5,387.10
Class I	1,139.14
Class Z	287.05
	$7,069

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 524,304 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $4,300,007. The net realized gain of $181,810 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 802,914 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,118,208. The Fund had a net realized loss of $(116,179) on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Investment Grade Bond Fund	$16

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $5. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2021. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$226

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019(a)
Distributions to shareholders
Class A	$2,061	$1,941
Class M	510	551
Class C	272	401
Investment Grade Bond	122,548	228,512
Class I	18,355	37,793
Class Z	12,771	239
Total	$156,517	$269,437

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019(a)	Year ended August 31, 2020	Year ended August 31, 2019(a)
Class A
Shares sold	13,763	3,790	$116,324	$29,898
Reinvestment of distributions	234	237	1,976	1,851
Shares redeemed	(3,574)	(6,758)	(29,884)	(52,030)
Net increase (decrease)	10,423	(2,731)	$88,416	$(20,281)
Class M
Shares sold	2,120	681	$18,036	$5,378
Reinvestment of distributions	59	68	496	533
Shares redeemed	(734)	(667)	(6,176)	(5,225)
Net increase (decrease)	1,445	82	$12,356	$686
Class C
Shares sold	3,248	1,170	$27,537	$9,249
Reinvestment of distributions	31	49	259	379
Shares redeemed	(1,023)	(2,034)	(8,602)	(16,078)
Net increase (decrease)	2,256	(815)	$19,194	$(6,450)
Investment Grade Bond
Shares sold	457,268	329,878	$3,866,484	$2,584,445
Reinvestment of distributions	12,828	26,752	107,918	209,071
Shares redeemed	(650,610)(b)	(951,302)(c)	(5,362,056)(b)	(7,274,147)(c)
Net increase (decrease)	(180,514)	(594,672)	$(1,387,654)	$(4,480,631)
Class I
Shares sold	125,882	48,865	$1,067,105	$384,757
Reinvestment of distributions	1,959	4,620	16,554	36,264
Shares redeemed	(152,694)(b)	(14,910)	(1,259,422)(b)	(117,601)
Net increase (decrease)	(24,853)	38,575	$(175,763)	$303,420
Class Z
Shares sold	141,607	9,039	$1,190,352	$73,791
Reinvestment of distributions	635	24	5,424	197
Shares redeemed	(21,091)	(169)	(179,734)	(1,371)
Net increase (decrease)	121,151	8,894	$1,016,042	$72,617

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Investment Grade Bond Fund
Class A	.75%
Actual		$1,000.00	$1,047.80	$3.86
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class M	.74%
Actual		$1,000.00	$1,047.70	$3.81
Hypothetical-C		$1,000.00	$1,021.42	$3.76
Class C	1.52%
Actual		$1,000.00	$1,042.50	$7.80
Hypothetical-C		$1,000.00	$1,017.50	$7.71
Investment Grade Bond	.45%
Actual		$1,000.00	$1,049.30	$2.32
Hypothetical-C		$1,000.00	$1,022.87	$2.29
Class I	.49%
Actual		$1,000.00	$1,049.00	$2.52
Hypothetical-C		$1,000.00	$1,022.67	$2.49
Class Z	.36%
Actual		$1,000.00	$1,048.50	$1.85
Hypothetical-C		$1,000.00	$1,023.33	$1.83

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Investment Grade Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	10/12/2020	10/09/2020	$0.227
Class M	10/12/2020	10/09/2020	$0.227
Class C	10/12/2020	10/09/2020	$0.227
Fidelity Investment Grade Bond Fund	10/12/2020	10/09/2020	$0.227
Class I	10/12/2020	10/09/2020	$0.227
Class Z	10/12/2020	10/09/2020	$0.227

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $59,019,698, or, if subsequently determined to be different, the net capital gain of such year.

A total of 20.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $93,748,543 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

IGB-ANN-1020
1.703610.123

Fidelity® Series Investment Grade Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Investment Grade Bond Fund	8.16%	5.16%	4.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Bond Fund on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,085	Fidelity® Series Investment Grade Bond Fund
$14,314	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Lead Portfolio Manager Ford O'Neil:  For the fiscal year, the fund gained 8.16%, outpacing the 6.47% advance of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Positioning among investment-grade corporate bonds, including our decision to add to this asset class beginning in March, added notable relative value. Security selection among investment-grade corporates also produced a positive relative result, partly due to spring 2020 additions of high-quality names including Pepsi, Boeing, Disney, Comcast, Wells Fargo and Berkshire Hathaway Energy. By period end, we reduced the fund's investment-grade corporate holdings. A meaningful non-benchmark position in Treasury Inflation-Protected Securities (TIPS) and underweighting nominal U.S. Treasuries boosted relative results, as did spring additions of a diversified mix of higher-quality sovereign debt including Qatar and Abu Dhabi. Conversely, allocations to lower-quality emerging markets debt, investment-grade and high-yield commercial mortgage-backed securities, and high-yield corporate securities, detracted. Our exposure to high-yield bonds increased by period end, mostly due to the credit-rating downgrades of holdings Ford Motor Company and Occidental Petroleum. Investments in asset-backed securities also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	48.1%
AAA	6.0%
AA	1.8%
A	9.4%
BBB	26.1%
BB and Below	5.9%
Not Rated	1.8%
Short-Term Investments and Net Other Assets	0.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*,**,***
Corporate Bonds	39.6%
U.S. Government and U.S. Government Agency Obligations	48.1%
Asset-Backed Securities	5.3%
CMOs and Other Mortgage Related Securities	3.7%
Municipal Bonds	1.0%
Other Investments	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 11.5%

 ** Futures and Swaps - 4.2%

 *** Written options - (1.0)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 39.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
3% 6/30/22	$20,000,000	$20,876,657
4.1% 2/15/28	7,614,000	8,888,811
4.3% 2/15/30	15,664,000	18,713,151
4.45% 4/1/24	2,655,000	2,981,406
4.5% 3/9/48	46,031,000	53,914,252
4.75% 5/15/46	20,994,000	25,063,309
4.9% 6/15/42	3,728,000	4,527,192
5.55% 8/15/41	6,766,000	8,730,815
6.2% 3/15/40	16,798,000	22,942,766
6.3% 1/15/38	40,737,000	57,048,112
Verizon Communications, Inc.:
3% 3/22/27	6,931,000	7,737,246
4.329% 9/21/28	11,520,000	13,955,431
4.5% 8/10/33	17,268,000	21,894,830
4.862% 8/21/46	18,891,000	25,359,796
5.012% 4/15/49	7,226,000	10,027,233
5.5% 3/16/47	18,182,000	26,513,210
		329,174,217
Entertainment - 0.1%
The Walt Disney Co. 2.65% 1/13/31	25,000,000	27,049,822
Media - 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	49,397,000	52,636,951
4.908% 7/23/25	28,398,000	33,040,279
5.375% 5/1/47	56,404,000	67,879,364
5.75% 4/1/48	9,412,000	11,756,543
6.484% 10/23/45	26,013,000	34,748,646
Comcast Corp.:
3.9% 3/1/38	5,928,000	7,085,839
4.65% 7/15/42	14,116,000	18,192,032
Discovery Communications LLC:
3.625% 5/15/30	18,602,000	20,584,758
4.65% 5/15/50	50,307,000	57,460,952
Fox Corp.:
3.666% 1/25/22	3,878,000	4,049,337
4.03% 1/25/24	6,818,000	7,535,104
4.709% 1/25/29	9,867,000	11,840,950
5.476% 1/25/39	9,730,000	12,856,498
5.576% 1/25/49	6,456,000	8,856,798
Time Warner Cable, Inc.:
4% 9/1/21	45,069,000	46,114,275
4.5% 9/15/42	21,984,000	24,531,596
5.5% 9/1/41	15,667,000	19,170,121
5.875% 11/15/40	11,331,000	14,360,581
6.55% 5/1/37	50,619,000	67,539,465
6.75% 6/15/39	13,940,000	19,324,778
7.3% 7/1/38	32,280,000	45,843,810
		585,408,677
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV 3.125% 7/16/22	16,205,000	16,868,392
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	32,520,000	36,777,193
3.875% 4/15/30 (a)	47,090,000	53,819,632
4.375% 4/15/40 (a)	7,013,000	8,434,255
4.5% 4/15/50 (a)	13,777,000	16,828,330
		132,727,802

TOTAL COMMUNICATION SERVICES		1,074,360,518

CONSUMER DISCRETIONARY - 1.3%
Automobiles - 0.4%
General Motors Financial Co., Inc.:
3.7% 5/9/23	4,723,000	4,948,850
4.2% 3/1/21	27,410,000	27,780,067
4.25% 5/15/23	10,018,000	10,685,473
4.375% 9/25/21	44,603,000	46,130,684
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	30,649,000	31,802,529
3.125% 5/12/23 (a)	26,699,000	28,330,141
		149,677,744
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	18,902,000	20,895,797
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
3.5% 7/1/27	9,188,000	10,501,626
3.6% 7/1/30	10,934,000	12,716,789
4.2% 4/1/50	5,533,000	6,751,687
		29,970,102
Household Durables - 0.1%
Lennar Corp.:
4.75% 11/29/27	2,190,000	2,496,600
5% 6/15/27	2,921,000	3,322,638
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,486,000	2,691,095
4.875% 11/15/25	28,000	31,231
4.875% 3/15/27	8,584,000	9,657,000
5.625% 1/15/24	717,000	786,908
		18,985,472
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	11,320,000	11,690,987
3% 11/19/24	25,757,000	27,276,192
		38,967,179
Specialty Retail - 0.5%
AutoNation, Inc. 4.75% 6/1/30	4,077,000	4,776,222
AutoZone, Inc.:
3.625% 4/15/25	6,224,000	6,980,014
4% 4/15/30	28,926,000	34,417,631
Lowe's Companies, Inc.:
4.5% 4/15/30	20,756,000	25,724,545
5% 4/15/40	13,272,000	17,562,457
5.125% 4/15/50	15,586,000	21,475,849
O'Reilly Automotive, Inc. 4.2% 4/1/30	6,418,000	7,717,834
TJX Companies, Inc.:
3.75% 4/15/27	23,100,000	26,575,610
3.875% 4/15/30	42,916,000	50,919,462
		196,149,624

TOTAL CONSUMER DISCRETIONARY		454,645,918

CONSUMER STAPLES - 2.9%
Beverages - 1.3%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	4,449,000	5,018,519
4.7% 2/1/36	52,011,000	61,726,799
4.9% 2/1/46	67,409,000	81,798,636
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	15,700,000	17,974,332
4.35% 6/1/40	15,700,000	18,238,570
4.5% 6/1/50	20,000,000	24,204,998
4.6% 6/1/60	15,700,000	19,178,595
4.75% 4/15/58	32,390,000	40,066,797
5.45% 1/23/39	25,203,000	32,059,372
5.55% 1/23/49	57,590,000	77,720,613
5.8% 1/23/59 (Reg. S)	61,052,000	86,753,335
		464,740,566
Food & Staples Retailing - 0.3%
Sysco Corp.:
3.25% 7/15/27	13,314,000	14,339,939
3.3% 2/15/50	16,790,000	15,489,179
5.65% 4/1/25	14,459,000	17,113,683
5.95% 4/1/30	29,689,000	37,431,416
6.6% 4/1/50	27,580,000	38,045,201
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,039,000	1,069,464
		123,488,882
Food Products - 0.1%
Conagra Brands, Inc. 3.8% 10/22/21	6,161,000	6,390,999
General Mills, Inc. 2.875% 4/15/30	3,825,000	4,205,787
H.J. Heinz Co.:
4.375% 6/1/46	3,522,000	3,596,628
5.2% 7/15/45	1,666,000	1,887,879
H.J. Heinz Finance Co. 7.125% 8/1/39 (a)	4,801,000	6,592,890
		22,674,183
Tobacco - 1.2%
Altria Group, Inc.:
2.85% 8/9/22	31,563,000	32,947,480
3.875% 9/16/46	21,780,000	22,602,043
4.25% 8/9/42	26,130,000	27,625,564
4.5% 5/2/43	17,568,000	19,194,076
4.8% 2/14/29	26,202,000	31,335,807
5.375% 1/31/44	31,709,000	39,189,331
5.95% 2/14/49	17,400,000	23,514,016
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	56,649,000	59,176,896
4.25% 7/21/25 (a)	25,864,000	28,755,351
Reynolds American, Inc.:
4% 6/12/22	17,554,000	18,600,218
4.45% 6/12/25	12,732,000	14,494,205
5.7% 8/15/35	6,607,000	8,170,676
5.85% 8/15/45	50,684,000	62,613,126
6.15% 9/15/43	11,136,000	13,951,805
7.25% 6/15/37	15,680,000	20,993,607
		423,164,201

TOTAL CONSUMER STAPLES		1,034,067,832

ENERGY - 5.1%
Energy Equipment & Services - 0.1%
DCP Midstream LLC 6.75% 9/15/37 (a)	2,991,000	2,991,000
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	14,216,000	14,733,927
Halliburton Co.:
3.8% 11/15/25	789,000	865,395
4.85% 11/15/35	11,266,000	12,530,653
Noble Holding International Ltd.:
7.95% 4/1/25 (b)(c)	32,232,000	483,480
8.95% 4/1/45 (b)(c)	11,807,000	177,105
Valaris PLC:
5.2% 3/15/25 (b)	32,677,000	2,328,236
5.75% 10/1/44 (b)	12,542,000	893,618
		35,003,414
Oil, Gas & Consumable Fuels - 5.0%
Alberta Energy Co. Ltd. 8.125% 9/15/30	2,868,000	3,073,933
Amerada Hess Corp.:
7.125% 3/15/33	5,555,000	6,859,191
7.3% 8/15/31	7,267,000	8,946,319
7.875% 10/1/29	2,497,000	3,160,516
Canadian Natural Resources Ltd.:
3.45% 11/15/21	1,429,000	1,465,061
5.85% 2/1/35	12,899,000	15,871,469
Cenovus Energy, Inc. 4.25% 4/15/27	34,405,000	33,029,832
Columbia Pipeline Group, Inc. 4.5% 6/1/25	7,777,000	9,051,673
DCP Midstream LLC:
4.75% 9/30/21 (a)	22,381,000	22,828,620
5.85% 5/21/43 (a)(c)	2,410,000	1,864,738
DCP Midstream Operating LP:
3.875% 3/15/23	40,552,000	41,058,900
5.6% 4/1/44	1,458,000	1,385,100
Duke Energy Field Services 6.45% 11/3/36 (a)	7,882,000	7,882,000
El Paso Corp. 6.5% 9/15/20	25,952,000	26,006,828
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	16,015,000	17,396,294
Enable Midstream Partners LP 3.9% 5/15/24 (c)	7,783,000	7,731,782
Enbridge Energy Partners LP 4.2% 9/15/21	26,168,000	26,940,004
Enbridge, Inc.:
4% 10/1/23	15,502,000	16,847,268
4.25% 12/1/26	9,000,000	10,401,562
Energy Transfer Partners LP:
3.75% 5/15/30	13,654,000	13,539,411
4.2% 9/15/23	6,601,000	7,001,473
4.25% 3/15/23	5,605,000	5,905,695
4.5% 4/15/24	6,788,000	7,304,269
4.95% 6/15/28	22,521,000	24,121,351
5% 5/15/50	30,525,000	29,188,514
5.25% 4/15/29	11,043,000	12,087,109
5.8% 6/15/38	12,558,000	12,681,418
6% 6/15/48	8,178,000	8,380,851
6.25% 4/15/49	7,585,000	7,935,974
Exxon Mobil Corp. 3.482% 3/19/30	71,930,000	83,507,541
Hess Corp.:
4.3% 4/1/27	5,092,000	5,418,962
5.6% 2/15/41	7,816,000	8,914,876
5.8% 4/1/47	19,267,000	21,948,645
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	9,052,000	9,513,626
6.55% 9/15/40	2,324,000	2,876,682
Kinder Morgan, Inc. 5.55% 6/1/45	13,098,000	16,157,738
Marathon Petroleum Corp. 5.125% 3/1/21	21,582,000	22,081,262
MPLX LP:
3 month U.S. LIBOR + 0.900% 1.2129% 9/9/21 (c)(d)	9,056,000	9,055,690
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (c)(d)	13,630,000	13,631,223
4.5% 7/15/23	9,847,000	10,660,859
4.8% 2/15/29	5,907,000	6,839,033
4.875% 12/1/24	15,019,000	16,948,680
5.5% 2/15/49	17,721,000	20,923,873
Occidental Petroleum Corp.:
2.7% 8/15/22	7,632,000	7,503,592
2.9% 8/15/24	25,222,000	23,204,240
3.125% 2/15/22	2,043,000	2,012,355
3.2% 8/15/26	3,393,000	2,975,118
3.5% 8/15/29	10,687,000	9,190,820
4.3% 8/15/39	1,558,000	1,199,660
4.4% 8/15/49	1,559,000	1,200,430
5.55% 3/15/26	28,220,000	28,078,900
6.45% 9/15/36	24,570,000	24,094,325
6.6% 3/15/46	53,949,000	53,576,212
7.5% 5/1/31	40,626,000	43,063,560
Petrobras Global Finance BV:
5.093% 1/15/30 (a)	34,564,000	35,973,565
7.25% 3/17/44	14,821,000	17,391,517
Petroleos Mexicanos:
4.5% 1/23/26	20,014,000	18,713,090
5.95% 1/28/31 (a)	5,726,000	5,151,396
6.35% 2/12/48	13,566,000	10,941,250
6.49% 1/23/27 (a)	38,273,000	37,702,732
6.5% 3/13/27	37,289,000	36,748,310
6.75% 9/21/47	95,358,000	79,256,802
6.84% 1/23/30 (a)	147,293,000	141,990,452
6.95% 1/28/60 (a)	19,817,000	16,470,900
7.69% 1/23/50 (a)	124,733,000	111,226,761
Phillips 66 Co.:
3.7% 4/6/23	2,495,000	2,685,614
3.85% 4/9/25	3,215,000	3,594,348
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	7,628,000	7,592,152
3.6% 11/1/24	6,687,000	6,998,447
3.65% 6/1/22	27,720,000	28,493,446
3.85% 10/15/23	25,000,000	26,460,675
4.65% 10/15/25	23,040,000	25,144,995
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	10,960,000	11,546,044
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (a)	42,700,000	48,883,186
Southwestern Energy Co. 6.45% 1/23/25 (c)	13,262,000	13,228,845
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	7,311,000	7,160,805
The Williams Companies, Inc.:
3.5% 11/15/30	45,511,000	50,006,911
3.7% 1/15/23	18,610,000	19,752,233
4.55% 6/24/24	90,947,000	102,147,864
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (a)	5,447,000	5,943,212
3.95% 5/15/50 (a)	17,552,000	19,033,742
Valero Energy Corp.:
2.7% 4/15/23	8,736,000	9,131,676
2.85% 4/15/25	5,025,000	5,374,027
Western Gas Partners LP:
3.95% 6/1/25	5,006,000	4,991,933
4.65% 7/1/26	8,954,000	9,155,465
4.75% 8/15/28	6,312,000	6,417,915
Williams Partners LP:
3.9% 1/15/25	6,023,000	6,631,212
4.3% 3/4/24	18,081,000	19,852,102
4.5% 11/15/23	8,697,000	9,610,274
		1,795,928,955

TOTAL ENERGY		1,830,932,369

FINANCIALS - 18.4%
Banks - 7.4%
Bank of America Corp.:
3.004% 12/20/23 (c)	101,991,000	107,486,774
3.3% 1/11/23	24,341,000	25,965,873
3.419% 12/20/28 (c)	32,593,000	36,422,629
3.5% 4/19/26	28,726,000	32,542,257
3.864% 7/23/24 (c)	7,284,000	7,923,419
3.95% 4/21/25	43,026,000	48,399,214
4% 1/22/25	14,494,000	16,238,942
4.1% 7/24/23	35,942,000	39,635,346
4.183% 11/25/27	3,728,000	4,297,876
4.2% 8/26/24	41,416,000	46,413,709
4.25% 10/22/26	45,120,000	52,198,345
4.45% 3/3/26	10,553,000	12,237,720
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 1.0018% 7/20/22 (a)(c)(d)	4,154,000	4,181,191
Barclays Bank PLC 10.179% 6/12/21 (a)	945,000	1,009,511
Barclays PLC:
2.852% 5/7/26 (c)	42,733,000	45,121,496
3.25% 1/12/21	24,010,000	24,246,258
4.375% 1/12/26	34,752,000	39,516,152
4.836% 5/9/28	3,148,000	3,510,180
5.088% 6/20/30 (c)	44,892,000	52,120,179
5.2% 5/12/26	41,312,000	46,963,895
BNP Paribas SA 2.219% 6/9/26 (a)(c)	40,110,000	41,827,019
BPCE SA 4.875% 4/1/26 (a)	3,984,000	4,572,885
CIT Group, Inc. 3.929% 6/19/24 (c)	6,715,000	6,931,895
Citigroup, Inc.:
2.7% 10/27/22	17,775,000	18,593,090
2.75% 4/25/22	25,000,000	25,901,407
2.9% 12/8/21	20,972,000	21,598,072
3.142% 1/24/23 (c)	22,396,000	23,173,836
3.352% 4/24/25 (c)	27,281,000	29,676,628
4.05% 7/30/22	11,452,000	12,200,125
4.075% 4/23/29 (c)	14,005,000	16,285,823
4.125% 7/25/28	3,728,000	4,281,539
4.3% 11/20/26	9,646,000	11,116,523
4.4% 6/10/25	71,128,000	81,056,278
4.412% 3/31/31 (c)	57,587,000	69,938,694
4.45% 9/29/27	48,296,000	56,060,389
4.5% 1/14/22	1,723,000	1,821,038
4.6% 3/9/26	10,087,000	11,713,244
5.3% 5/6/44	5,127,000	6,876,836
5.5% 9/13/25	18,506,000	22,040,936
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	28,869,000	30,577,292
4.3% 12/3/25	3,460,000	3,980,438
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(c)	14,950,000	16,394,591
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	31,994,000	35,427,560
3.8% 9/15/22	40,643,000	43,210,419
3.8% 6/9/23	46,298,000	50,004,265
4.55% 4/17/26	1,588,000	1,862,298
Discover Bank 4.2% 8/8/23	35,498,000	39,072,675
Fifth Third Bancorp 8.25% 3/1/38	13,121,000	21,749,982
HSBC Holdings PLC:
4.25% 3/14/24	12,994,000	14,231,037
4.95% 3/31/30	7,768,000	9,556,160
5.25% 3/14/44	560,000	727,202
Huntington Bancshares, Inc. 7% 12/15/20	4,856,000	4,945,286
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	7,267,000	7,836,984
5.71% 1/15/26 (a)	66,519,000	73,908,014
JPMorgan Chase & Co.:
2.739% 10/15/30 (c)	55,000,000	59,408,549
2.956% 5/13/31 (c)	23,105,000	24,805,443
3.25% 9/23/22	53,888,000	56,996,776
3.797% 7/23/24 (c)	69,237,000	75,383,659
3.875% 9/10/24	56,148,000	62,545,754
4.125% 12/15/26	61,839,000	72,229,616
4.25% 10/15/20	8,000,000	8,038,400
4.625% 5/10/21	11,002,000	11,331,853
NatWest Markets PLC 2.375% 5/21/23 (a)	46,436,000	47,974,100
Rabobank Nederland 4.375% 8/4/25	42,555,000	48,524,045
Regions Financial Corp. 2.25% 5/18/25	34,843,000	36,991,723
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (c)	24,822,000	26,559,906
4.8% 4/5/26	20,881,000	24,531,879
5.125% 5/28/24	55,246,000	61,187,816
6% 12/19/23	48,200,000	54,342,722
6.1% 6/10/23	47,686,000	53,030,753
6.125% 12/15/22	83,360,000	91,512,601
Societe Generale 4.25% 4/14/25 (a)	3,837,000	4,121,080
Synchrony Bank 3% 6/15/22	2,150,000	2,222,137
UniCredit SpA 6.572% 1/14/22 (a)	29,947,000	31,837,157
Wells Fargo & Co.:
2.406% 10/30/25 (c)	24,506,000	25,816,940
3.196% 6/17/27 (c)	34,559,000	37,830,684
4.478% 4/4/31 (c)	77,500,000	94,613,657
5.013% 4/4/51 (c)	114,738,000	156,198,787
Westpac Banking Corp. 4.11% 7/24/34 (c)	20,547,000	23,193,351
		2,656,810,814
Capital Markets - 4.7%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	30,803,000	33,927,318
4.25% 2/15/24	24,489,000	26,998,541
Ares Capital Corp.:
3.875% 1/15/26	43,221,000	43,859,917
4.2% 6/10/24	48,934,000	50,671,372
Credit Suisse Group AG:
2.593% 9/11/25 (a)(c)	58,126,000	60,845,791
3.869% 1/12/29 (a)(c)	19,608,000	22,026,519
4.194% 4/1/31 (a)(c)	52,365,000	61,086,391
Deutsche Bank AG 4.5% 4/1/25	70,869,000	72,551,979
Deutsche Bank AG New York Branch:
3.15% 1/22/21	18,975,000	19,128,128
3.3% 11/16/22	50,117,000	51,822,167
4.1% 1/13/26	4,496,000	4,788,251
5% 2/14/22	49,324,000	51,895,727
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (c)	164,410,000	168,698,429
3.2% 2/23/23	87,089,000	92,678,537
3.272% 9/29/25 (c)	104,473,000	113,795,740
3.8% 3/15/30	82,860,000	96,519,211
4.25% 10/21/25	32,884,000	37,434,740
6.75% 10/1/37	31,825,000	46,495,134
Moody's Corp.:
2.75% 12/15/21	5,835,000	6,004,979
3.25% 1/15/28	12,370,000	13,922,851
4.875% 2/15/24	11,615,000	13,156,872
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1878% 7/22/22 (c)(d)	1,907,000	1,919,360
3.125% 1/23/23	54,983,000	58,295,803
3.125% 7/27/26	7,974,000	8,897,519
3.622% 4/1/31 (c)	54,679,000	63,499,833
3.625% 1/20/27	8,956,000	10,173,849
3.737% 4/24/24 (c)	163,561,000	176,720,811
3.75% 2/25/23	55,561,000	59,966,900
3.875% 4/29/24	2,362,000	2,626,750
4.1% 5/22/23	24,196,000	26,304,143
4.431% 1/23/30 (c)	23,749,000	28,653,859
4.875% 11/1/22	45,005,000	49,014,873
5% 11/24/25	50,969,000	59,933,487
5.75% 1/25/21	29,144,000	29,770,409
State Street Corp. 2.825% 3/30/23 (a)(c)	3,707,000	3,841,388
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	27,816,000	31,874,578
		1,699,802,156
Consumer Finance - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	33,555,000	32,276,899
3.5% 5/26/22	8,945,000	8,993,727
4.125% 7/3/23	23,327,000	23,685,236
4.45% 12/16/21	15,806,000	16,110,236
4.45% 4/3/26	16,892,000	17,026,013
4.5% 5/15/21	6,370,000	6,478,768
4.875% 1/16/24	27,051,000	27,887,139
5% 10/1/21	9,554,000	9,825,620
6.5% 7/15/25	19,270,000	20,958,233
Ally Financial, Inc.:
3.05% 6/5/23	50,233,000	52,128,382
4.625% 3/30/25	10,429,000	11,537,657
5.125% 9/30/24	11,402,000	12,759,540
5.8% 5/1/25	27,438,000	31,718,286
8% 11/1/31	13,840,000	18,801,365
Capital One Financial Corp.:
2.6% 5/11/23	39,980,000	41,921,586
3.65% 5/11/27	72,123,000	80,245,698
3.8% 1/31/28	34,245,000	38,244,635
Discover Financial Services:
3.75% 3/4/25	20,000,000	21,820,069
3.85% 11/21/22	39,487,000	42,137,573
3.95% 11/6/24	17,423,000	19,179,769
4.1% 2/9/27	2,471,000	2,750,809
4.5% 1/30/26	25,399,000	29,113,775
5.2% 4/27/22	17,870,000	19,086,852
Ford Motor Credit Co. LLC:
4.063% 11/1/24	101,625,000	103,070,108
5.085% 1/7/21	15,830,000	15,849,788
5.584% 3/18/24	33,908,000	36,151,014
5.596% 1/7/22	32,750,000	33,649,643
Synchrony Financial:
2.85% 7/25/22	8,438,000	8,687,270
3.75% 8/15/21	12,933,000	13,215,024
3.95% 12/1/27	42,034,000	44,297,367
4.25% 8/15/24	13,018,000	13,976,920
4.375% 3/19/24	29,366,000	31,688,744
5.15% 3/19/29	45,267,000	51,745,250
Toyota Motor Credit Corp. 2.9% 3/30/23	42,183,000	44,858,305
		981,877,300
Diversified Financial Services - 0.8%
Brixmor Operating Partnership LP:
3.25% 9/15/23	36,362,000	37,509,188
3.85% 2/1/25	22,346,000	23,693,007
3.875% 8/15/22	17,670,000	18,352,419
4.05% 7/1/30	26,564,000	28,500,473
4.125% 6/15/26	25,594,000	27,765,591
4.125% 5/15/29	28,249,000	30,568,931
Equitable Holdings, Inc. 3.9% 4/20/23	5,754,000	6,199,648
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	33,993,000	33,520,123
Pine Street Trust I 4.572% 2/15/29 (a)	31,229,000	35,893,159
Pine Street Trust II 5.568% 2/15/49 (a)	31,271,000	38,394,052
Voya Financial, Inc. 3.125% 7/15/24	15,086,000	16,234,439
		296,631,030
Insurance - 2.7%
AIA Group Ltd. 3.375% 4/7/30 (a)	39,186,000	43,887,504
American International Group, Inc.:
2.5% 6/30/25	63,800,000	68,222,085
3.3% 3/1/21	11,928,000	12,073,351
3.4% 6/30/30	63,800,000	70,642,595
3.875% 1/15/35	29,736,000	34,631,044
4.875% 6/1/22	27,610,000	29,703,541
Five Corners Funding Trust II 2.85% 5/15/30 (a)	50,958,000	54,444,652
Liberty Mutual Group, Inc. 4.569% 2/1/29 (a)	24,484,000	29,556,226
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	21,405,000	26,033,898
4.75% 3/15/39	9,822,000	13,086,500
4.8% 7/15/21	13,850,000	14,252,916
4.9% 3/15/49	5,126,000	7,196,626
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	37,673,000	40,961,820
MetLife, Inc. 3.048% 12/15/22 (c)	21,302,000	22,577,274
Metropolitan Life Global Funding I:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.57% 5/28/21 (a)(c)(d)	151,424,000	151,705,361
3% 1/10/23 (a)	15,204,000	16,110,282
Pacific LifeCorp 5.125% 1/30/43 (a)	32,228,000	37,155,195
Pricoa Global Funding I 5.375% 5/15/45 (c)	28,973,000	31,805,288
Prudential Financial, Inc.:
3.935% 12/7/49	13,921,000	15,820,903
4.5% 11/16/21	695,000	728,872
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(c)	12,400,000	14,166,206
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (a)	21,365,000	22,032,881
4.9% 9/15/44 (a)	29,603,000	37,188,436
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	10,865,000	12,325,667
Unum Group:
3.875% 11/5/25	25,368,000	27,451,699
4% 6/15/29	24,228,000	26,478,859
4.5% 3/15/25	37,120,000	41,279,700
5.625% 9/15/20	19,561,000	19,594,993
5.75% 8/15/42	41,569,000	47,387,605
		968,501,979

TOTAL FINANCIALS		6,603,623,279

HEALTH CARE - 2.6%
Biotechnology - 0.4%
AbbVie, Inc.:
3.25% 10/1/22 (a)	15,000,000	15,735,790
3.45% 3/15/22 (a)	25,461,000	26,461,637
Upjohn, Inc.:
1.125% 6/22/22 (a)	16,006,000	16,149,933
1.65% 6/22/25 (a)	5,144,000	5,283,473
2.7% 6/22/30 (a)	26,152,000	27,280,703
3.85% 6/22/40 (a)	11,393,000	12,345,098
4% 6/22/50 (a)	19,674,000	21,422,124
		124,678,758
Health Care Providers & Services - 1.5%
Anthem, Inc. 3.3% 1/15/23	23,355,000	24,872,021
Centene Corp.:
3.375% 2/15/30	21,905,000	22,781,200
4.25% 12/15/27	25,155,000	26,412,750
4.625% 12/15/29	39,085,000	42,830,906
4.75% 1/15/25	20,010,000	20,581,886
Cigna Corp.:
3.05% 10/15/27	17,500,000	19,380,084
4.125% 9/15/20	11,062,000	11,077,280
4.375% 10/15/28	32,914,000	39,389,171
4.8% 8/15/38	20,493,000	25,782,478
4.9% 12/15/48	20,474,000	27,048,764
CVS Health Corp.:
3% 8/15/26	3,494,000	3,833,512
3.25% 8/15/29	8,027,000	8,903,627
3.625% 4/1/27	9,782,000	11,076,575
3.7% 3/9/23	5,864,000	6,312,092
3.75% 4/1/30	18,634,000	21,522,626
4.1% 3/25/25	27,691,000	31,577,743
4.125% 4/1/40	12,975,000	15,075,868
4.25% 4/1/50	3,681,000	4,363,635
4.3% 3/25/28	67,194,000	79,105,351
4.78% 3/25/38	33,481,000	41,012,012
5.05% 3/25/48	15,427,000	20,025,640
HCA Holdings, Inc. 4.75% 5/1/23	75,000	82,475
Toledo Hospital:
5.325% 11/15/28	11,480,000	12,515,722
6.015% 11/15/48	22,754,000	26,047,760
UnitedHealth Group, Inc. 2.75% 5/15/40	8,397,000	8,856,368
		550,467,546
Pharmaceuticals - 0.7%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	46,388,000	53,239,130
Elanco Animal Health, Inc.:
4.912% 8/27/21 (c)	5,485,000	5,615,269
5.272% 8/28/23 (c)	17,308,000	19,180,899
5.9% 8/28/28 (c)	7,291,000	8,699,074
Mylan NV:
3.15% 6/15/21	26,969,000	27,470,401
3.95% 6/15/26	38,227,000	43,318,640
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	50,000,000	53,240,618
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	4,897,000	4,887,941
2.8% 7/21/23	15,491,000	14,871,360
Zoetis, Inc. 3.25% 2/1/23	33,824,000	35,834,869
		266,358,201

TOTAL HEALTH CARE		941,504,505

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	15,580,000	17,334,616
BAE Systems PLC 3.4% 4/15/30 (a)	11,875,000	13,363,253
The Boeing Co.:
5.04% 5/1/27	15,531,000	17,089,321
5.15% 5/1/30	15,531,000	17,389,525
5.705% 5/1/40	15,530,000	18,005,957
5.805% 5/1/50	15,500,000	18,516,455
5.93% 5/1/60	15,530,000	18,941,438
		120,640,565
Building Products - 0.0%
Masco Corp. 4.45% 4/1/25	562,000	648,744
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	5,745,000	6,291,235
Road & Rail - 0.1%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	8,641,000	8,363,158
3.95% 7/1/24 (a)	11,478,000	10,603,627
4.375% 5/1/26 (a)	13,980,000	12,874,497
5.25% 5/15/24 (a)	20,991,000	20,356,540
		52,197,822
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.25% 1/15/23	7,478,000	7,497,448
3% 9/15/23	5,123,000	5,150,560
3.375% 6/1/21	13,887,000	14,058,321
3.375% 7/1/25	33,735,000	34,330,563
3.75% 2/1/22	27,062,000	27,649,958
3.875% 4/1/21	18,569,000	18,764,911
4.25% 2/1/24	30,862,000	32,205,159
4.25% 9/15/24	21,001,000	21,909,963
		161,566,883
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (c)	3,341,000	3,777,026

TOTAL INDUSTRIALS		345,122,275

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	24,109,000	26,624,172
5.85% 7/15/25 (a)	6,711,000	7,872,751
6.02% 6/15/26 (a)	8,322,000	9,797,548
6.1% 7/15/27 (a)	12,320,000	14,499,160
6.2% 7/15/30 (a)	10,663,000	12,919,232
		71,712,863
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 2.497% 4/24/23	36,826,000	38,454,731
Software - 0.2%
Oracle Corp.:
2.8% 4/1/27	31,398,000	34,442,183
3.6% 4/1/40	31,590,000	35,603,791
		70,045,974
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (c)	1,713,000	1,836,388

TOTAL INFORMATION TECHNOLOGY		182,049,956

MATERIALS - 0.2%
Metals & Mining - 0.2%
Anglo American Capital PLC 4.125% 4/15/21 (a)	1,571,000	1,598,976
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(c)	10,763,000	10,811,434
6.75% 10/19/75 (a)(c)	24,962,000	29,825,846
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	8,936,000	9,762,580
4.5% 8/1/47 (a)	7,237,000	8,736,416
		60,735,252
REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	22,618,000	28,700,756
Boston Properties, Inc.:
3.25% 1/30/31	20,338,000	22,159,832
3.85% 2/1/23	10,817,000	11,546,607
4.5% 12/1/28	20,395,000	24,112,147
Corporate Office Properties LP 5% 7/1/25	17,769,000	19,406,261
Duke Realty LP:
3.25% 6/30/26	318,000	350,419
3.625% 4/15/23	23,763,000	25,276,886
3.75% 12/1/24	9,068,000	10,028,446
Equity One, Inc. 3.75% 11/15/22	33,629,000	35,794,819
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	7,500,000	7,917,738
3.5% 8/1/26	7,811,000	8,594,006
Healthpeak Properties, Inc.:
3.25% 7/15/26	3,144,000	3,518,468
3.5% 7/15/29	3,594,000	4,030,620
Highwoods/Forsyth LP 3.2% 6/15/21	286,000	290,352
Hudson Pacific Properties LP 4.65% 4/1/29	42,373,000	47,786,073
Lexington Corporate Properties Trust:
2.7% 9/15/30	4,206,000	4,258,444
4.4% 6/15/24	8,452,000	8,944,289
Omega Healthcare Investors, Inc.:
3.625% 10/1/29	33,134,000	33,349,172
4.375% 8/1/23	32,463,000	34,931,504
4.5% 1/15/25	14,849,000	15,598,068
4.5% 4/1/27	74,033,000	78,482,464
4.75% 1/15/28	36,570,000	39,404,273
4.95% 4/1/24	7,995,000	8,561,080
5.25% 1/15/26	31,863,000	34,936,018
Realty Income Corp. 3.25% 1/15/31	5,362,000	5,958,358
Retail Opportunity Investments Partnership LP:
4% 12/15/24	5,977,000	5,959,446
5% 12/15/23	4,492,000	4,671,542
Retail Properties America, Inc.:
4% 3/15/25	25,726,000	25,645,666
4.75% 9/15/30	48,915,000	48,420,310
Simon Property Group LP:
2.45% 9/13/29	8,537,000	8,535,337
3.375% 12/1/27	23,093,000	24,929,847
SITE Centers Corp.:
3.625% 2/1/25	13,207,000	13,517,335
4.25% 2/1/26	16,356,000	17,014,354
Store Capital Corp. 4.625% 3/15/29	9,743,000	10,387,578
Ventas Realty LP:
3% 1/15/30	43,597,000	44,015,290
3.125% 6/15/23	6,954,000	7,242,742
3.5% 2/1/25	8,762,000	9,437,872
4% 3/1/28	12,591,000	13,614,296
4.125% 1/15/26	8,982,000	10,079,657
4.75% 11/15/30	53,358,000	60,863,314
VEREIT Operating Partnership LP 3.4% 1/15/28	8,338,000	8,629,169
Weingarten Realty Investors 3.375% 10/15/22	4,880,000	4,984,412
WP Carey, Inc.:
3.85% 7/15/29	7,008,000	7,533,960
4% 2/1/25	32,062,000	34,986,907
4.6% 4/1/24	2,875,000	3,159,398
		877,565,532
Real Estate Management & Development - 0.7%
Brandywine Operating Partnership LP:
3.95% 2/15/23	34,906,000	36,173,754
3.95% 11/15/27	24,749,000	25,706,628
4.1% 10/1/24	30,631,000	32,275,132
4.55% 10/1/29	31,499,000	33,596,309
CBRE Group, Inc. 4.875% 3/1/26	4,233,000	4,904,929
Essex Portfolio LP 3.875% 5/1/24	1,038,000	1,137,646
Mack-Cali Realty LP:
3.15% 5/15/23	43,093,000	38,773,349
4.5% 4/18/22	7,492,000	7,191,456
Mid-America Apartments LP 4% 11/15/25	447,000	507,832
Post Apartment Homes LP 3.375% 12/1/22	4,831,000	5,054,415
Tanger Properties LP:
3.125% 9/1/26	16,163,000	15,205,321
3.75% 12/1/24	20,842,000	20,507,794
3.875% 12/1/23	11,362,000	11,314,963
3.875% 7/15/27	8,715,000	8,400,743
		240,750,271

TOTAL REAL ESTATE		1,118,315,803

UTILITIES - 1.6%
Electric Utilities - 0.8%
American Electric Power Co., Inc. 2.95% 12/15/22	9,568,000	10,046,894
Cleco Corporate Holdings LLC 3.375% 9/15/29	19,437,000	19,822,111
Duke Energy Corp. 2.45% 6/1/30	14,856,000	15,669,263
Duquesne Light Holdings, Inc. 5.9% 12/1/21 (a)	17,215,000	18,154,884
Entergy Corp. 2.8% 6/15/30	15,246,000	16,590,640
Eversource Energy 2.8% 5/1/23	32,099,000	33,793,629
Exelon Corp.:
4.05% 4/15/30	9,268,000	10,926,168
4.7% 4/15/50	4,127,000	5,298,896
FirstEnergy Corp.:
4.25% 3/15/23	68,802,000	72,974,819
7.375% 11/15/31	31,029,000	43,870,736
IPALCO Enterprises, Inc. 3.7% 9/1/24	11,464,000	12,403,118
NV Energy, Inc. 6.25% 11/15/20	7,075,000	7,160,820
PPL Capital Funding, Inc. 3.4% 6/1/23	15,470,000	16,489,677
		283,201,655
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	6,090,000	7,787,588
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	7,080,000	7,224,604
		15,012,192
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP:
2.7% 6/15/21	6,375,000	6,475,693
3.55% 6/15/26	9,377,000	10,508,733
The AES Corp.:
3.3% 7/15/25 (a)	45,861,000	49,220,089
3.95% 7/15/30 (a)	39,983,000	43,273,601
		109,478,116
Multi-Utilities - 0.5%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	4,303,000	4,972,789
NiSource Finance Corp.:
5.8% 2/1/42	11,523,000	15,735,118
5.95% 6/15/41	17,565,000	24,936,269
NiSource, Inc. 2.95% 9/1/29	47,860,000	52,456,505
Puget Energy, Inc.:
4.1% 6/15/30 (a)	17,963,000	19,805,319
5.625% 7/15/22	1,783,000	1,897,903
6% 9/1/21	28,119,000	29,587,735
Sempra Energy:
2.875% 10/1/22	9,886,000	10,272,833
6% 10/15/39	1,481,000	2,065,291
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (c)(d)	14,096,000	11,642,740
		173,372,502

TOTAL UTILITIES		581,064,465

TOTAL NONCONVERTIBLE BONDS
(Cost $13,167,401,917)		14,226,422,172

U.S. Government and Government Agency Obligations - 25.3%
U.S. Treasury Inflation-Protected Obligations - 6.9%
U.S. Treasury Inflation-Indexed Bonds:
0.25% 2/15/50	$112,897,371	$134,442,532
0.75% 2/15/45	130,360,614	167,369,392
0.875% 2/15/47	72,696,785	97,558,491
1% 2/15/46	28,730,318	39,097,208
1% 2/15/49	60,537,114	85,258,937
1.375% 2/15/44	1,861,634	2,667,599
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	90,745,922	96,744,886
0.125% 10/15/24	331,443,328	354,757,224
0.125% 4/15/25	99,805,000	107,252,600
0.125% 7/15/26	88,125,758	96,473,835
0.125% 1/15/30	50,100,000	56,029,202
0.25% 7/15/29	122,759,741	138,928,134
0.375% 7/15/25	285,098,919	312,208,384
0.375% 1/15/27	158,684,942	176,397,498
0.625% 1/15/26	226,372,648	251,726,316
0.75% 7/15/28	31,443,862	36,596,841
0.875% 1/15/29	222,014,010	261,224,460
U.S. Treasury Notes 0.125% 7/15/30	40,219,200	45,352,045

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		2,460,085,584

U.S. Treasury Obligations - 18.4%
U.S. Treasury Bonds:
1.25% 5/15/50 (e)	250,483,000	236,236,779
1.375% 8/15/50	806,184,000	785,021,670
2% 2/15/50	83,962,000	94,496,607
2.875% 5/15/49	264,876,000	353,354,225
3% 2/15/47	647,997,000	870,416,909
U.S. Treasury Notes:
0.125% 8/15/23	460,579,000	460,219,173
0.25% 7/31/25	780,659,000	779,988,117
0.25% 8/31/25	208,890,000	208,677,847
0.375% 7/31/27 (e)	1,702,139,000	1,689,106,978
0.5% 8/31/27	150,830,000	150,900,702
0.625% 8/15/30	108,660,000	107,760,159
2.125% 7/31/24	24,323,300	26,143,747
2.125% 11/30/24	379,473,000	409,875,310
2.25% 4/30/24	30,464,300	32,749,123
2.25% 12/31/24	175,486,000	190,683,361
2.75% 6/30/25	207,274,300	231,985,283

TOTAL U.S. TREASURY OBLIGATIONS		6,627,615,990

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,783,190,893)		9,087,701,574

U.S. Government Agency - Mortgage Securities - 24.9%
Fannie Mae - 7.3%
12 month U.S. LIBOR + 1.360% 3.419% 10/1/35 (c)(d)	29,606	30,691
12 month U.S. LIBOR + 1.440% 3.384% 4/1/37 (c)(d)	102,787	107,368
12 month U.S. LIBOR + 1.480% 2.476% 7/1/34 (c)(d)	41,175	42,885
12 month U.S. LIBOR + 1.490% 3.339% 1/1/35 (c)(d)	136,700	142,406
12 month U.S. LIBOR + 1.530% 3.535% 3/1/36 (c)(d)	3,283	3,436
12 month U.S. LIBOR + 1.550% 2.553% 6/1/36 (c)(d)	47,638	49,905
12 month U.S. LIBOR + 1.560% 3.565% 3/1/37 (c)(d)	54,171	56,828
12 month U.S. LIBOR + 1.620% 2.698% 5/1/36 (c)(d)	243,304	255,160
12 month U.S. LIBOR + 1.620% 3.88% 9/1/36 (c)(d)	69,345	72,439
12 month U.S. LIBOR + 1.630% 3.571% 3/1/33 (c)(d)	88,412	91,989
12 month U.S. LIBOR + 1.640% 3.722% 6/1/47 (c)(d)	114,532	121,206
12 month U.S. LIBOR + 1.660% 3.287% 11/1/36 (c)(d)	155,659	163,175
12 month U.S. LIBOR + 1.660% 3.533% 5/1/35 (c)(d)	170,875	178,380
12 month U.S. LIBOR + 1.680% 3.435% 4/1/36 (c)(d)	7,212	7,594
12 month U.S. LIBOR + 1.690% 3.348% 7/1/43 (c)(d)	158,504	165,055
12 month U.S. LIBOR + 1.700% 3.048% 6/1/42 (c)(d)	575,147	600,401
12 month U.S. LIBOR + 1.710% 2.671% 8/1/35 (c)(d)	12,221	12,775
12 month U.S. LIBOR + 1.730% 2.972% 5/1/36 (c)(d)	85,302	89,764
12 month U.S. LIBOR + 1.740% 3.757% 3/1/40 (c)(d)	190,550	199,902
12 month U.S. LIBOR + 1.750% 3.545% 8/1/41 (c)(d)	149,948	155,789
12 month U.S. LIBOR + 1.750% 3.603% 7/1/35 (c)(d)	91,712	96,208
12 month U.S. LIBOR + 1.800% 2.693% 7/1/41 (c)(d)	565,581	587,517
12 month U.S. LIBOR + 1.800% 3.666% 12/1/40 (c)(d)	4,954,219	5,182,134
12 month U.S. LIBOR + 1.800% 3.814% 1/1/42 (c)(d)	314,527	328,314
12 month U.S. LIBOR + 1.810% 2.694% 7/1/41 (c)(d)	433,145	453,480
12 month U.S. LIBOR + 1.810% 3.81% 12/1/39 (c)(d)	109,261	114,701
12 month U.S. LIBOR + 1.810% 3.825% 2/1/42 (c)(d)	348,890	365,524
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (c)(d)	252,170	262,355
12 month U.S. LIBOR + 1.820% 3.825% 2/1/35 (c)(d)	30,063	31,699
12 month U.S. LIBOR + 1.830% 3.849% 10/1/41 (c)(d)	210,297	219,588
12 month U.S. LIBOR + 1.930% 3.568% 9/1/36 (c)(d)	78,948	82,091
12 month U.S. LIBOR + 1.950% 2.805% 7/1/37 (c)(d)	59,787	63,147
6 month U.S. LIBOR + 1.470% 3.005% 10/1/33 (c)(d)	17,884	18,493
6 month U.S. LIBOR + 1.500% 2.417% 1/1/35 (c)(d)	174,960	181,336
6 month U.S. LIBOR + 1.510% 2.384% 2/1/33 (c)(d)	11,199	11,573
6 month U.S. LIBOR + 1.530% 2.793% 3/1/35 (c)(d)	50,585	52,530
6 month U.S. LIBOR + 1.530% 3.091% 12/1/34 (c)(d)	50,458	52,372
6 month U.S. LIBOR + 1.550% 3.063% 10/1/33 (c)(d)	20,276	20,989
6 month U.S. LIBOR + 1.560% 2.105% 7/1/35 (c)(d)	32,635	33,895
6 month U.S. LIBOR + 1.740% 2.865% 12/1/34 (c)(d)	2,804	2,925
6 month U.S. LIBOR + 1.960% 3.725% 9/1/35 (c)(d)	37,061	38,917
U.S. TREASURY 1 YEAR INDEX + 2.200% 3.708% 3/1/35 (c)(d)	40,187	42,320
U.S. TREASURY 1 YEAR INDEX + 2.260% 3.297% 12/1/33 (c)(d)	463,922	484,564
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.143% 6/1/36 (c)(d)	159,052	165,251
U.S. TREASURY 1 YEAR INDEX + 2.290% 4.259% 10/1/33 (c)(d)	110,061	114,207
U.S. TREASURY 1 YEAR INDEX + 2.420% 3.922% 5/1/35 (c)(d)	27,583	28,874
U.S. TREASURY 1 YEAR INDEX + 2.460% 3.859% 7/1/34 (c)(d)	241,231	252,535
2.5% 12/1/26 to 10/1/37	113,840,951	120,252,985
3% 7/1/27 to 9/1/50 (f)(g)(h)(i)	999,816,534	1,065,698,783
3.4% 7/1/42 to 9/1/42	79,973	86,605
3.5% 7/1/32 to 5/1/50 (g)(i)	698,312,400	752,140,731
3.65% 5/1/42 to 8/1/42	41,458	45,381
3.9% 4/1/42	6,244	7,029
4% 5/1/29 to 7/1/48	313,423,701	342,942,371
4.25% 11/1/41	19,587	21,992
4.5% to 4.5% 4/1/21 to 9/1/49	251,512,445	277,906,557
5% 3/1/21 to 2/1/49	26,008,484	29,393,125
5.249% 8/1/41 (c)	2,604,774	2,939,043
5.5% 9/1/21 to 9/1/24	74,196	76,309
6% to 6% 10/1/20 to 1/1/42	12,054,251	14,395,509
6.5% 2/1/22 to 5/1/38	8,404,780	9,708,232
6.567% 2/1/39 (c)	1,960,051	2,159,276
7% to 7% 9/1/21 to 7/1/37	1,591,015	1,832,494
7.5% to 7.5% 9/1/22 to 9/1/32	754,678	860,872
8% 8/1/29 to 3/1/37	27,819	33,644
8.5% 2/1/22 to 9/1/25	1,809	1,931
9% 10/1/30	13,412	15,844

TOTAL FANNIE MAE		2,632,353,400

Freddie Mac - 5.6%
12 month U.S. LIBOR + 1.320% 3.412% 1/1/36 (c)(d)	66,329	68,830
12 month U.S. LIBOR + 1.370% 3.421% 3/1/36 (c)(d)	283,019	294,343
12 month U.S. LIBOR + 1.500% 3.464% 3/1/36 (c)(d)	180,573	188,761
12 month U.S. LIBOR + 1.510% 3.39% 11/1/35 (c)(d)	61,922	64,552
12 month U.S. LIBOR + 1.750% 2.596% 7/1/41 (c)(d)	465,603	483,358
12 month U.S. LIBOR + 1.750% 3.751% 12/1/40 (c)(d)	2,440,674	2,547,801
12 month U.S. LIBOR + 1.750% 3.841% 9/1/41 (c)(d)	898,508	932,248
12 month U.S. LIBOR + 1.790% 3.793% 4/1/37 (c)(d)	17,874	18,813
12 month U.S. LIBOR + 1.860% 3.614% 4/1/36 (c)(d)	77,296	81,947
12 month U.S. LIBOR + 1.870% 3.376% 10/1/42 (c)(d)	353,469	369,420
12 month U.S. LIBOR + 1.880% 3.719% 4/1/41 (c)(d)	171,131	179,926
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(d)	361,906	373,279
12 month U.S. LIBOR + 1.910% 2.91% 6/1/41 (c)(d)	301,131	313,351
12 month U.S. LIBOR + 1.910% 2.945% 6/1/41 (c)(d)	702,274	736,319
12 month U.S. LIBOR + 1.910% 3.069% 5/1/41 (c)(d)	523,756	550,086
12 month U.S. LIBOR + 1.910% 3.321% 5/1/41 (c)(d)	632,684	664,411
12 month U.S. LIBOR + 1.920% 2.92% 6/1/36 (c)(d)	43,698	45,738
12 month U.S. LIBOR + 1.960% 2.85% 6/1/33 (c)(d)	23,978	25,224
12 month U.S. LIBOR + 2.020% 3.856% 4/1/38 (c)(d)	152,022	160,145
12 month U.S. LIBOR + 2.040% 2.97% 7/1/36 (c)(d)	117,580	123,124
12 month U.S. LIBOR + 2.050% 4.196% 3/1/33 (c)(d)	4,651	4,846
12 month U.S. LIBOR + 2.160% 4.285% 11/1/35 (c)(d)	44,361	46,469
12 month U.S. LIBOR + 2.200% 4.325% 12/1/36 (c)(d)	159,507	167,105
6 month U.S. LIBOR + 1.120% 2.396% 8/1/37 (c)(d)	72,779	74,434
6 month U.S. LIBOR + 1.580% 2.705% 12/1/35 (c)(d)	9,957	10,360
6 month U.S. LIBOR + 1.650% 3.215% 4/1/35 (c)(d)	111,845	116,273
6 month U.S. LIBOR + 1.720% 2.274% 8/1/37 (c)(d)	118,510	123,649
6 month U.S. LIBOR + 1.720% 3.039% 2/1/37 (c)(d)	83,901	87,658
6 month U.S. LIBOR + 1.830% 3.58% 5/1/37 (c)(d)	30,679	32,195
6 month U.S. LIBOR + 1.840% 3.327% 10/1/36 (c)(d)	322,039	337,123
6 month U.S. LIBOR + 1.860% 3.311% 10/1/35 (c)(d)	162,537	170,128
6 month U.S. LIBOR + 2.020% 3.135% 6/1/37 (c)(d)	84,691	88,568
6 month U.S. LIBOR + 2.040% 3.165% 6/1/37 (c)(d)	45,621	47,791
6 month U.S. LIBOR + 2.680% 4.001% 10/1/35 (c)(d)	49,050	51,245
U.S. TREASURY 1 YEAR INDEX + 2.030% 3.169% 6/1/33 (c)(d)	214,744	225,086
U.S. TREASURY 1 YEAR INDEX + 2.240% 3.869% 1/1/35 (c)(d)	4,072	4,281
U.S. TREASURY 1 YEAR INDEX + 2.260% 3.052% 6/1/33 (c)(d)	383,406	400,797
U.S. TREASURY 1 YEAR INDEX + 2.410% 3.858% 3/1/35 (c)(d)	877,125	915,322
2.5% 11/1/27 to 7/1/50	171,221,985	180,599,462
3% 6/1/31 to 6/1/50	329,760,449	352,489,982
3.5% 1/1/32 to 2/1/50	763,730,972	818,887,551
3.5% 8/1/47	13,786,790	14,823,399
4% 6/1/33 to 6/1/48	419,965,931	458,588,029
4% 4/1/48	565,834	604,152
4.5% 6/1/25 to 12/1/48	125,699,238	138,932,345
5% 2/1/21 to 7/1/41	27,602,890	31,605,609
5.5% 9/1/20 to 6/1/22	125,607	128,624
6% 12/1/21 to 6/1/39	2,696,341	3,149,287
6.5% 4/1/21 to 9/1/39	4,002,440	4,682,999
7% 6/1/21 to 9/1/36	1,466,326	1,710,840
7.5% 1/1/27 to 7/1/34	136,828	159,120
8% 7/1/24 to 4/1/32	38,067	43,850
8.5% 12/1/22 to 1/1/28	35,481	39,854

TOTAL FREDDIE MAC		2,017,570,109

Ginnie Mae - 4.2%
3.5% 10/20/40 to 12/20/49	444,032,309	481,088,422
4% 7/20/33 to 5/20/49	588,620,663	638,294,274
4.5% 6/20/33 to 11/20/47	148,953,938	164,891,897
5.5% 6/15/33 to 9/15/39	2,505,371	2,933,288
6% to 6% 10/15/30 to 5/15/40	4,807,264	5,659,866
7% to 7% 10/15/22 to 3/15/33	2,253,393	2,597,273
7.5% to 7.5% 2/15/22 to 9/15/31	534,224	593,359
8% 11/15/21 to 11/15/29	135,170	147,106
8.5% to 8.5% 10/15/21 to 1/15/31	36,991	42,471
9% 1/15/23	224	238
9.5% 12/15/20 to 3/15/23	20	21
2.5% 9/1/50 (j)	30,200,000	31,826,605
2.5% 9/1/50 (j)	32,500,000	34,250,486
3% 4/15/42 to 8/20/50	61,971,113	66,451,894
3% 9/1/50 (j)	11,200,000	11,795,980
3% 9/1/50 (j)	11,500,000	12,111,944
3% 9/1/50 (j)	18,500,000	19,484,431
5% 12/15/32 to 4/20/48	30,743,886	34,934,887
6.5% 3/20/31 to 6/15/37	536,936	627,525

TOTAL GINNIE MAE		1,507,731,967

Uniform Mortgage Backed Securities - 7.8%
2% 9/1/35 (j)	65,900,000	68,578,743
2% 9/1/35 (j)	18,700,000	19,460,129
2% 9/1/35 (j)	18,800,000	19,564,194
2% 9/1/50(j)	86,500,000	89,181,266
2% 9/1/50 (j)	81,600,000	84,129,380
2% 9/1/50 (j)	27,900,000	28,764,825
2% 9/1/50 (j)	87,700,000	90,418,463
2% 9/1/50 (j)	27,000,000	27,836,927
2% 9/1/50 (j)	32,450,000	33,455,862
2% 9/1/50 (j)	32,450,000	33,455,862
2.5% 9/1/50 (j)	155,800,000	163,997,729
2.5% 9/1/50 (j)	106,400,000	111,998,449
2.5% 9/1/50 (j)	35,200,000	37,052,118
2.5% 9/1/50 (j)	45,150,000	47,525,658
2.5% 9/1/50 (j)	45,150,000	47,525,658
3% 9/1/50 (j)	184,700,000	194,793,412
3% 9/1/50 (j)	133,000,000	140,268,131
3% 9/1/50 (j)	42,500,000	44,822,523
3% 9/1/50 (j)	78,150,000	82,420,710
3% 9/1/50 (j)	35,650,000	37,598,187
3% 9/1/50 (j)	80,400,000	84,793,667
3% 9/1/50 (j)	86,900,000	91,648,876
3% 9/1/50 (j)	78,150,000	82,420,710
3% 9/1/50 (j)	82,650,000	87,166,624
3% 9/1/50 (j)	67,600,000	71,294,178
3% 10/1/50 (j)	193,300,000	203,544,223
3% 10/1/50 (j)	110,000,000	115,829,615
3% 10/1/50 (j)	67,350,000	70,919,314
3% 10/1/50 (j)	67,350,000	70,919,314
3.5% 9/1/50 (j)	34,500,000	36,388,082
3.5% 9/1/50 (j)	48,850,000	51,523,414
3.5% 9/1/50 (j)	52,500,000	55,373,168
3.5% 9/1/50 (j)	40,750,000	42,980,125
3.5% 9/1/50 (j)	9,800,000	10,336,325
3.5% 9/1/50 (j)	136,400,000	143,864,763
3.5% 10/1/50 (j)	77,200,000	81,485,233
3.5% 10/1/50 (j)	95,400,000	100,695,482

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,804,031,339

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,746,828,484)		8,961,686,815

Asset-Backed Securities - 5.3%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$13,379,565	$12,150,905
Series 2019-1 Class A, 3.844% 5/15/39 (a)	20,875,744	18,975,055
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	35,638,822	32,210,236
Class B, 4.458% 10/16/39 (a)	6,468,865	4,481,824
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 1.5778% 7/22/32 (a)(c)(d)	46,037,000	45,630,079
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.6018% 1/20/33 (a)(c)(d)	17,673,000	17,650,838
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	17,002,810	15,210,652
Class B, 4.335% 1/16/40 (a)	2,733,802	1,890,406
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.595% 10/15/32 (a)(c)(d)	31,563,000	31,473,582
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 2.0741% 4/15/31 (a)(c)(d)	31,128,000	31,156,358
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 1/15/29 (a)(c)(d)	37,970,000	37,723,005
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/33 (a)(c)(d)	12,146,000	11,991,977
Argent Securities, Inc. pass-thru certificates Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.360% 0.5351% 10/25/35 (c)(d)	124,579	121,132
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 1.3001% 2/25/35 (c)(d)	523,866	513,206
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.6029% 1/17/33 (a)(c)(d)	17,286,000	17,271,480
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	39,588,990	33,520,956
Class AA, 2.487% 12/16/41 (a)(c)	7,096,479	6,635,383
Brazos Higher Education Authority, Inc. Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.15% 5/25/29 (c)(d)	11,368,746	11,368,740
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.265% 4/15/29 (a)(c)(d)	36,617,000	36,225,418
Carvana Auto Receivables Trust Series 2019-4A:
Class A2, 2.2% 7/15/22 (a)	4,780,099	4,803,880
Class A3, 2.3% 9/15/23 (a)	12,563,000	12,719,045
Cascade Funding Mortgage Trust:
Series 2020-HB2 Class A, 3.4047% 4/25/30 (a)	9,519,284	9,620,064
Series 2020-HB3 Class A, 2.8115% 5/25/30 (a)(c)	3,358,070	3,380,054
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	31,063,382	28,160,928
Class B, 5.095% 4/15/39 (a)	13,961,999	9,926,505
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	33,346,865	31,074,419
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.6118% 10/20/32 (a)(c)(d)	25,157,000	24,979,995
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.596% 5/29/32 (a)(c)(d)	17,483,000	17,454,590
CEDF Series 2018-6A Class AR, 3 month U.S. LIBOR + 1.090% 1.3618% 10/20/28 (a)(c)(d)	7,430,000	7,396,246
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.9194% 7/20/31 (a)(c)(d)	31,883,000	31,883,000
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.5251% 10/25/37 (a)(c)(d)	334,285	334,640
CNH Equipment Trust Series 2019-C Class A2, 1.99% 3/15/23	16,179,316	16,298,024
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	60,220	60,315
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3 Class A, 3.82% 1/15/26 (a)	93,449	94,159
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	24,915,909	25,129,860
CPS Auto Receivables Trust Series 2019-D Class A, 2.17% 12/15/22 (a)	5,552,580	5,582,387
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	18,264,675	18,789,236
Class A2II, 4.03% 11/20/47 (a)	30,928,950	32,823,039
Series 2019-1A Class A23, 4.352% 5/20/49 (a)	2,806,650	3,059,726
Dell Equipment Finance Trust Series 2019-2 Class A3, 1.91% 10/22/24 (a)	27,826,000	28,208,786
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	17,100,000	17,432,060
Dryden 68 CLO Ltd. 3 month U.S. LIBOR + 1.310% 1.585% 7/15/32 (a)(c)(d)	26,710,000	26,649,609
Dryden CLO, Ltd.:
Series 2019-75A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 7/15/30 (a)(c)(d)	15,258,000	15,141,093
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.6018% 10/20/32 (a)(c)(d)	30,272,000	30,247,782
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 1.555% 4/15/29 (a)(c)(d)	40,634,000	40,517,909
Series 2018-70X Class A1, 3 month U.S. LIBOR + 1.170% 1.4409% 1/16/32 (c)(d)	346,000	343,712
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 1.6101% 5/15/32 (a)(c)(d)	28,603,000	28,539,416
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 2.447% 4/17/33 (a)(c)(d)	23,800,000	23,566,546
Enterprise Fleet Financing LLC Series 2019-3 Class A2, 2.06% 5/20/25 (a)	40,793,258	41,366,795
Exeter Automobile Receivables Trust Series 2019-4A Class A, 2.18% 1/17/23 (a)	14,029,295	14,096,687
Flagship Credit Auto Trust Series 2019-4 Class A, 2.17% 6/17/24 (a)	23,354,674	23,726,606
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.6001% 11/16/32 (a)(c)(d)	35,131,000	35,030,912
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	667,000	752,112
GMF Floorplan Owner Revolving Trust Series 2018-2 Class A2, 3.13% 3/15/23 (a)	17,993,000	18,243,140
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 0.8054% 4/10/31 (a)(c)(d)	64,526	64,505
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	14,181,733	13,373,582
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	15,086,470	13,958,773
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(c)	29,320,000	29,708,557
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.1778% 1/22/28 (a)(c)(d)	25,542,000	25,299,249
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 1.4918% 1/20/29 (a)(c)(d)	14,189,000	14,138,615
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 1.575% 7/15/32 (a)(c)(d)	34,866,000	34,735,462
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2020-45A Class A, 3 month U.S. LIBOR + 1.650% 1.9184% 7/15/31 (a)(c)(d)	35,670,000	35,737,202
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 10/15/32 (a)(c)(d)	16,640,000	16,601,612
Magnetite CLO Ltd.:
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 1.5518% 4/20/30 (a)(c)(d)	30,670,000	30,562,072
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 1/15/33 (a)(c)(d)	49,847,000	49,784,492
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (a)	12,953,240	13,057,995
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.3418% 10/20/30 (a)(c)(d)	36,977,000	36,492,305
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (a)	48,354	48,384
Series 2018-3A Class A 3.5545% 11/25/28 (a)	248,171	248,310
Series 2019-1A Class A, 2.6513% 6/25/29 (a)	259,643	260,455
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 0.6851% 9/25/35 (c)(d)	274,715	273,510
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 1.5729% 7/17/32 (a)(c)(d)	34,875,000	34,779,303
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 1.0445% 7/25/25 (c)(d)	11,643	11,649
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.4201% 1/25/36 (c)(d)	1,182,607	1,179,211
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (a)	27,874,925	26,167,028
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	27,078,101	24,616,293
Prosper Marketplace Issuance Trust Series 2019-4A Class A, 2.48% 2/17/26 (a)	5,186,201	5,207,727
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	38,221,087	38,837,868
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	1,166,047	1,169,602
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	31,545,108	28,064,680
Class B, 4.335% 3/15/40 (a)	2,922,293	1,951,533
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	34,963,000	36,536,297
1.884% 7/15/50 (a)	12,544,000	12,754,830
2.328% 7/15/52 (a)	9,591,000	9,741,256
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 0.7834% 12/15/27 (a)(c)(d)	26,486,217	26,328,966
Stratus CLO Ltd. Series 2020-1A Class A, 3 month U.S. LIBOR + 1.980% 3.286% 5/1/28 (a)(c)(d)	45,741,000	45,969,705
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.2718% 1/20/29 (a)(c)(d)	24,293,000	24,059,277
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (c)(d)	103,261	95,112
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(c)	34,759,675	31,993,904
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	44,186,033	40,883,702
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (a)	124,192	133,552
Series 2018-6 Class A1A, 3.75% 3/25/58 (a)	595,756	627,727
Series 2019-1 Class A1, 3.75% 3/25/58 (a)	241,993	261,946
Series 2019-MH1 Class A1, 3% 11/25/58 (a)	6,799,499	6,936,993
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.8638% 4/6/42 (a)(c)(d)	2,720,000	1,781,600
Treman Park CLO, Ltd. Series 2018-1A Class ARR, 3 month U.S. LIBOR + 1.070% 1.3418% 10/20/28 (a)(c)(d)	17,528,000	17,418,415
Upgrade Receivables Trust Series 2019-2A Class A, 2.77% 10/15/25 (a)	1,339,270	1,343,402
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 1.625% 4/15/32 (a)(c)(d)	34,251,000	34,125,950
Voya Series 2020-1A Class A, 3 month U.S. LIBOR + 1.700% 2.0027% 7/16/31 (a)(c)(d)	36,066,000	36,201,356
Voya CLO Ltd.:
Series 2017-1A Class A1, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/30 (a)(c)(d)	25,983,000	25,884,395
Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.5418% 7/20/32 (a)(c)(d)	35,926,000	35,880,949
Voya CLO Ltd./Voya CLO LLC Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.6% 7/19/31 (a)(c)(d)	33,600,000	33,614,784
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	5,675,000	5,730,509
TOTAL ASSET-BACKED SECURITIES
(Cost $1,933,747,145)		1,898,269,110

Collateralized Mortgage Obligations - 1.9%
Private Sponsor - 0.3%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 0.3116% 6/27/36 (a)(c)(d)	78,486	78,045
BCAP LLC Trust sequential payer Series 2010-RR2 Class 5A2, 5% 12/26/36 (a)	7,922	7,794
Citigroup Mortgage Loan Trust sequential payer:
Series 2009-5 Class 5A1, 3.7542% 1/25/37 (a)(c)	3,946	3,927
Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(c)	219,635	219,679
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.4828% 5/27/37 (a)(c)(d)	192,096	181,091
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(c)(d)(k)	309,188	31
Class AA1, 1 month U.S. LIBOR + 0.280% 0.4828% 5/27/37 (a)(c)(d)	610,881	562,537
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(c)	14,891	14,878
Gosforth Funding PLC floater Series 2017-1A Class A1A, 3 month U.S. LIBOR + 0.470% 0.7863% 12/19/59 (a)(c)(d)	3,392,115	3,392,952
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 0.695% 10/15/54 (a)(c)(d)	1,913,255	1,914,151
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	1,147,000	1,162,892
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (a)	12,525,023	12,503,029
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	16,120,584	16,702,363
New Residential Mtg Ln Trust 2020 3.5% 10/25/59 (a)	24,578,300	25,823,989
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 0.655% 7/15/58 (a)(c)(d)	3,236,750	3,236,441
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.825% 7/15/58 (a)(c)(d)	26,954,000	26,930,685
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (a)	11,664,500	11,847,987
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (c)(d)	8,597	8,173
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.8414% 1/21/70 (a)(c)(d)	18,043,200	18,044,182
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.8151% 9/25/43 (c)(d)	180,671	171,797
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 3.0171% 9/25/33 (c)	22,943	22,595

TOTAL PRIVATE SPONSOR		122,829,218

U.S. Government Agency - 1.6%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.9751% 2/25/32 (c)(d)	30,372	30,915
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.1515% 3/18/32 (c)(d)	54,649	55,874
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.1751% 4/25/32 (c)(d)	62,306	63,901
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.1751% 10/25/32 (c)(d)	81,107	83,002
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.9251% 1/25/32 (c)(d)	30,433	30,933
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 7.9249% 12/25/33 (c)(l)(m)	1,036,455	295,097
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5049% 11/25/36 (c)(l)(m)	756,350	171,578
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	12,171	12,716
Series 1993-207 Class H, 6.5% 11/25/23	278,782	299,103
Series 1996-28 Class PK, 6.5% 7/25/25	97,080	104,535
Series 1999-17 Class PG, 6% 4/25/29	442,624	492,743
Series 1999-32 Class PL, 6% 7/25/29	442,868	496,743
Series 1999-33 Class PK, 6% 7/25/29	336,588	375,933
Series 2001-52 Class YZ, 6.5% 10/25/31	44,277	52,403
Series 2003-28 Class KG, 5.5% 4/25/23	145,916	153,263
Series 2005-102 Class CO 11/25/35 (n)	209,415	197,580
Series 2005-39 Class TE, 5% 5/25/35	46,276	51,884
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.0947% 8/25/35 (c)(m)	59,952	83,134
Series 2005-81 Class PC, 5.5% 9/25/35	586,105	666,539
Series 2006-12 Class BO 10/25/35 (n)	954,460	897,457
Series 2006-37 Class OW 5/25/36 (n)	102,536	96,568
Series 2006-45 Class OP 6/25/36 (n)	336,923	317,545
Series 2006-62 Class KP 4/25/36 (n)	546,078	518,349
Series 2012-149:
Class DA, 1.75% 1/25/43	4,571,866	4,715,117
Class GA, 1.75% 6/25/42	4,901,228	5,046,137
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	87,119	100,295
Series 1999-25 Class Z, 6% 6/25/29	343,435	392,916
Series 2001-20 Class Z, 6% 5/25/31	471,511	528,834
Series 2001-31 Class ZC, 6.5% 7/25/31	268,334	311,893
Series 2002-16 Class ZD, 6.5% 4/25/32	147,934	175,628
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.3749% 11/25/32 (c)(l)(m)	547,783	84,095
Series 2012-67 Class AI, 4.5% 7/25/27 (l)	1,082,392	71,503
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.4649% 12/25/36 (c)(l)(m)	550,186	150,368
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.2649% 5/25/37 (c)(l)(m)	295,917	68,668
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.3045% 9/25/23 (c)(m)	13,699	16,348
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 7.9249% 3/25/33 (c)(l)(m)	79,072	20,298
Series 2005-72 Class ZC, 5.5% 8/25/35	4,043,484	4,586,086
Series 2005-79 Class ZC, 5.9% 9/25/35	1,623,133	1,856,381
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 39.5692% 6/25/37 (c)(m)	267,565	582,365
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 38.5492% 7/25/37 (c)(m)	372,874	809,073
Class SB, 39.600% - 1 month U.S. LIBOR 38.5492% 7/25/37 (c)(m)	135,752	263,270
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.1749% 3/25/38 (c)(l)(m)	1,942,353	419,312
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 6.1849% 6/25/21 (c)(l)(m)	29	0
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.8749% 12/25/40 (c)(l)(m)	1,841,838	383,820
Class ZA, 4.5% 12/25/40	3,904,404	4,271,247
Series 2010-139 Class NI, 4.5% 2/25/40 (l)	1,112,670	72,063
Series 2010-150 Class ZC, 4.75% 1/25/41	5,852,348	6,546,736
Series 2010-17 Class DI, 4.5% 6/25/21 (l)	26	0
Series 2010-95 Class ZC, 5% 9/25/40	12,659,180	14,326,091
Series 2011-39 Class ZA, 6% 11/25/32	1,287,175	1,505,488
Series 2011-4 Class PZ, 5% 2/25/41	2,457,427	2,794,947
Series 2011-67 Class AI, 4% 7/25/26 (l)	362,255	20,936
Series 2011-83 Class DI, 6% 9/25/26 (l)	235,655	9,145
Series 2012-100 Class WI, 3% 9/25/27 (l)	4,041,700	252,065
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.4749% 12/25/30 (c)(l)(m)	1,300,628	87,777
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.3749% 6/25/41 (c)(l)(m)	1,625,080	135,208
Series 2013-133 Class IB, 3% 4/25/32 (l)	2,721,278	89,217
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.8749% 1/25/44 (c)(l)(m)	1,328,770	210,186
Series 2013-51 Class GI, 3% 10/25/32 (l)	3,514,823	252,853
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.5449% 6/25/35 (c)(l)(m)	1,477,240	309,883
Series 2015-42 Class IL, 6% 6/25/45 (l)	5,756,614	1,175,266
Series 2015-70 Class JC, 3% 10/25/45	8,058,092	8,591,982
Series 2017-30 Class AI, 5.5% 5/25/47 (l)	3,159,786	615,775
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (l)	280,648	51,621
Series 343 Class 16, 5.5% 5/25/34 (l)	248,418	41,218
Series 348 Class 14, 6.5% 8/25/34 (c)(l)	183,804	41,823
Series 351:
Class 12, 5.5% 4/25/34 (c)(l)	116,389	21,477
Class 13, 6% 3/25/34 (l)	161,435	30,135
Series 359 Class 19, 6% 7/25/35 (c)(l)	99,001	20,282
Series 384 Class 6, 5% 7/25/37 (l)	1,192,033	204,408
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.9619% 1/15/32 (c)(d)	25,313	25,758
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 1.0619% 3/15/32 (c)(d)	34,215	34,958
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.1619% 3/15/32 (c)(d)	35,762	36,593
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 1.0619% 6/15/31 (c)(d)	62,325	63,551
Class FG, 1 month U.S. LIBOR + 0.900% 1.0619% 3/15/32 (c)(d)	19,585	19,980
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.4119% 5/15/37 (c)(d)	1,385,107	1,389,048
planned amortization class:
Series 2006-15 Class OP 3/25/36 (n)	1,062,042	1,004,199
Series 2095 Class PE, 6% 11/15/28	529,450	592,173
Series 2101 Class PD, 6% 11/15/28	39,597	44,163
Series 2104 Class PG, 6% 12/15/28	9,528	10,680
Series 2121 Class MG, 6% 2/15/29	212,677	237,749
Series 2131 Class BG, 6% 3/15/29	1,376,932	1,543,304
Series 2137 Class PG, 6% 3/15/29	200,456	224,905
Series 2154 Class PT, 6% 5/15/29	386,775	433,971
Series 2162 Class PH, 6% 6/15/29	75,914	84,573
Series 2520 Class BE, 6% 11/15/32	526,209	607,470
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 7.4381% 3/15/23 (c)(l)(m)	1,809	11
Series 2693 Class MD, 5.5% 10/15/33	1,603,353	1,859,156
Series 2802 Class OB, 6% 5/15/34	624,180	702,580
Series 3002 Class NE, 5% 7/15/35	1,405,418	1,573,226
Series 3110 Class OP 9/15/35 (n)	573,070	558,733
Series 3119 Class PO 2/15/36 (n)	1,234,085	1,166,749
Series 3121 Class KO 3/15/36 (n)	202,885	194,075
Series 3123 Class LO 3/15/36 (n)	713,919	675,451
Series 3145 Class GO 4/15/36 (n)	695,291	660,695
Series 3189 Class PD, 6% 7/15/36	1,246,123	1,489,921
Series 3225 Class EO 10/15/36 (n)	372,302	351,200
Series 3258 Class PM, 5.5% 12/15/36	558,464	631,519
Series 3415 Class PC, 5% 12/15/37	484,771	546,062
Series 3786 Class HI, 4% 3/15/38 (l)	692,711	18,124
Series 3806 Class UP, 4.5% 2/15/41	3,535,215	3,905,472
Series 3832 Class PE, 5% 3/15/41	5,791,507	6,544,276
Series 4135 Class AB, 1.75% 6/15/42	3,687,633	3,795,767
Series 4765 Class PE, 3% 12/15/41	11,822,068	12,107,921
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	4,569	5,117
Series 2135 Class JE, 6% 3/15/29	107,103	120,772
Series 2274 Class ZM, 6.5% 1/15/31	136,618	157,814
Series 2281 Class ZB, 6% 3/15/30	259,047	287,844
Series 2303 Class ZV, 6% 4/15/31	128,085	144,288
Series 2357 Class ZB, 6.5% 9/15/31	970,524	1,147,903
Series 2502 Class ZC, 6% 9/15/32	258,298	297,409
Series 2519 Class ZD, 5.5% 11/15/32	356,900	404,315
Series 2546 Class MJ, 5.5% 3/15/23	91,343	96,100
Series 2601 Class TB, 5.5% 4/15/23	42,583	44,745
Series 2998 Class LY, 5.5% 7/15/25	183,318	197,470
Series 3871 Class KB, 5.5% 6/15/41	4,588,638	5,489,512
Series 4423 Class NJ, 3% 9/15/41	17,925,000	18,482,260
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.4381% 2/15/36 (c)(l)(m)	366,662	80,644
Series 1658 Class GZ, 7% 1/15/24	12,078	13,132
Series 2013-4281 Class AI, 4% 12/15/28 (l)	3,252,885	167,706
Series 2017-4683 Class LM, 3% 5/15/47	7,730,271	8,193,737
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 8.0381% 11/15/31 (c)(l)(m)	56,680	8,889
Series 2587 Class IM, 6.5% 3/15/33 (l)	8,931	1,831
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 45.7478% 8/15/24 (c)(m)	2,446	2,954
Class SD, 86.400% - 1 month U.S. LIBOR 84.3455% 8/15/24 (c)(m)	3,581	4,991
Series 2933 Class ZM, 5.75% 2/15/35	3,414,831	4,058,413
Series 2935 Class ZK, 5.5% 2/15/35	4,791,942	5,484,426
Series 2947 Class XZ, 6% 3/15/35	1,967,010	2,290,796
Series 2996 Class ZD, 5.5% 6/15/35	2,518,382	2,994,328
Series 3237 Class C, 5.5% 11/15/36	3,646,235	4,243,217
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.4981% 11/15/36 (c)(l)(m)	1,584,202	393,430
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.5881% 3/15/37 (c)(l)(m)	2,421,668	642,892
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.5981% 4/15/37 (c)(l)(m)	3,377,366	917,271
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4181% 6/15/37 (c)(l)(m)	1,193,341	276,675
Series 3949 Class MK, 4.5% 10/15/34	994,335	1,096,651
Series 3955 Class YI, 3% 11/15/21 (l)	10,826	137
Series 4055 Class BI, 3.5% 5/15/31 (l)	2,431,825	90,063
Series 4149 Class IO, 3% 1/15/33 (l)	1,740,822	169,338
Series 4314 Class AI, 5% 3/15/34 (l)	753,342	53,490
Series 4427 Class LI, 3.5% 2/15/34 (l)	4,710,229	253,173
Series 4471 Class PA 4% 12/15/40	6,041,768	6,473,967
target amortization class Series 2156 Class TC, 6.25% 5/15/29	232,719	252,658
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 1.0748% 2/15/24 (c)(d)	69,652	70,058
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	12,788	14,696
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	159,719	178,088
Series 2056 Class Z, 6% 5/15/28	369,270	412,711
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	10,716,772	11,849,927
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	11,640,984	12,728,427
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5281% 6/16/37 (c)(l)(m)	680,472	165,862
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7226% 3/20/60 (c)(d)(o)	8,638,942	8,654,806
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.5026% 7/20/60 (c)(d)(o)	1,105,063	1,100,777
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4638% 9/20/60 (c)(d)(o)	1,328,610	1,322,751
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4638% 8/20/60 (c)(d)(o)	1,393,475	1,387,592
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.5438% 12/20/60 (c)(d)(o)	2,879,873	2,872,965
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 12/20/60 (c)(d)(o)	3,590,807	3,593,393
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 2/20/61 (c)(d)(o)	6,151,954	6,155,256
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.6538% 2/20/61 (c)(d)(o)	8,580,008	8,583,290
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 4/20/61 (c)(d)(o)	3,205,119	3,207,551
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6638% 5/20/61 (c)(d)(o)	4,959,591	4,963,431
Class FC, 1 month U.S. LIBOR + 0.500% 0.6638% 5/20/61 (c)(d)(o)	3,744,754	3,747,575
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6938% 6/20/61 (c)(d)(o)	4,350,348	4,356,469
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.7138% 9/20/61 (c)(d)(o)	781,638	783,233
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7638% 10/20/61 (c)(d)(o)	4,988,621	5,003,835
Series 2012-98 Class FA, 1 month U.S. LIBOR + 0.400% 0.558% 8/20/42 (c)(d)	404,513	407,318
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8638% 11/20/61 (c)(d)(o)	4,673,141	4,698,356
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8638% 1/20/62 (c)(d)(o)	3,065,562	3,081,425
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7938% 1/20/62 (c)(d)(o)	4,346,955	4,363,215
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7938% 3/20/62 (c)(d)(o)	2,794,869	2,803,933
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.8138% 5/20/61 (c)(d)(o)	69,372	69,677
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6838% 10/20/62 (c)(d)(o)	687,285	688,059
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6938% 7/20/60 (c)(d)(o)	102,635	102,673
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.5238% 3/20/63 (c)(d)(o)	913,056	910,761
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7638% 1/20/64 (c)(d)(o)	4,155,135	4,166,018
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7638% 12/20/63 (c)(d)(o)	14,615,362	14,659,842
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6638% 6/20/64 (c)(d)(o)	3,792,218	3,795,096
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.4638% 3/20/65 (c)(d)(o)	169,856	169,554
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.4438% 5/20/63 (c)(d)(o)	117,591	117,205
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.3638% 4/20/63 (c)(d)(o)	94,870	94,481
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5638% 12/20/62 (c)(d)(o)	15,323	15,297
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.408% 10/20/47 (c)(d)	749,555	749,695
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 0.508% 11/20/48 (c)(d)	1,879,368	1,888,146
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.458% 5/20/48 (c)(d)	8,419,416	8,429,169
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.458% 6/20/48 (c)(d)	1,032,123	1,033,770
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 0.458% 6/20/48 (c)(d)	40,307,131	40,424,243
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.684% 12/20/40 (c)(m)	6,229,504	7,477,271
Series 2011-136 Class WI, 4.5% 5/20/40 (l)	693,001	41,267
Series 2016-69 Class WA, 3% 2/20/46	11,022,560	11,717,184
Series 2017-134 Class BA, 2.5% 11/20/46	5,469,229	5,733,410
Series 2017-153 Class GA, 3% 9/20/47	11,601,802	12,254,884
Series 2017-182 Class KA, 3% 10/20/47	10,783,379	11,352,584
Series 2018-13 Class Q, 3% 4/20/47	14,323,770	15,012,286
sequential payer:
Series 2002-42 Class ZA, 6% 6/20/32	21,075	24,357
Series 2004-24 Class ZM, 5% 4/20/34	2,033,356	2,314,652
Series 2010-160 Class DY, 4% 12/20/40	12,303,662	13,586,955
Series 2010-170 Class B, 4% 12/20/40	2,744,758	3,031,576
Series 2013-H06 Class HA, 1.65% 1/20/63 (o)	1,308,555	1,311,844
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 0.6638% 9/20/62 (c)(d)(o)	117,046	117,043
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 0.8138% 11/20/65 (c)(d)(o)	466,375	466,512
Series 2017-139 Class BA, 3% 9/20/47	22,341,733	23,968,013
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.3381% 5/16/34 (c)(l)(m)	402,826	86,057
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.0381% 8/17/34 (c)(l)(m)	392,431	99,201
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 39.2287% 6/16/37 (c)(m)	21,770	42,227
Series 2010-116 Class QB, 4% 9/16/40	2,809,267	3,047,278
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.7881% 2/16/40 (c)(l)(m)	2,543,410	477,809
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.5026% 5/20/60 (c)(d)(o)	3,302,438	3,289,724
Series 2011-52 Class HI, 7% 4/16/41 (l)	99,302	20,179
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.942% 7/20/41 (c)(l)(m)	1,182,364	209,830
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.5381% 6/16/42 (c)(l)(m)	1,453,937	334,758
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.456% 4/20/39 (c)(m)	599,477	626,059
Class ST, 8.800% - 1 month U.S. LIBOR 8.5893% 8/20/39 (c)(m)	2,374,003	2,441,524
Series 2013-149 Class MA, 2.5% 5/20/40	14,376,415	15,025,188
Series 2014-2 Class BA, 3% 1/20/44	18,234,295	19,677,491
Series 2014-21 Class HA, 3% 2/20/44	7,818,048	8,305,136
Series 2014-25 Class HC, 3% 2/20/44	12,186,332	13,283,737
Series 2014-5 Class A, 3% 1/20/44	11,081,133	11,896,343
Series 2015-H13 Class HA, 2.5% 8/20/64 (o)	1,999,635	2,014,181
Series 2015-H17 Class HA, 2.5% 5/20/65 (o)	1,985,572	1,988,499
Series 2015-H21 Class JA, 2.5% 6/20/65 (o)	933,410	934,773
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.67% 5/20/66 (c)(d)(o)	2,003,407	1,990,151
Series 2017-186 Class HK, 3% 11/16/45	1,185,601	1,271,788
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.52% 8/20/66 (c)(d)(o)	21,021,786	20,813,545
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.0714% 5/20/65 (c)(o)	1,997,066	2,086,713

TOTAL U.S. GOVERNMENT AGENCY		568,175,057

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $671,991,902)		691,004,275

Commercial Mortgage Securities - 3.4%
BAMLL Commercial Mortgage Securities Trust:
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	38,600,000	38,926,425
Class ANM, 3.112% 11/5/32 (a)	22,568,000	22,001,737
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	5,065,000	4,536,560
Class CNM, 3.8425% 11/5/32 (a)(c)	2,095,000	1,770,318
BANK sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	11,569,000	13,266,353
Series 2019-BN21 Class A5, 2.851% 10/17/52	26,963,000	29,847,599
Series 2019-BN24 Class A3, 2.96% 11/15/62	40,141,000	44,826,093
Bayview Commercial Asset Trust:
floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.400% 0.5751% 11/25/35 (a)(c)(d)	21,612	20,403
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 0.5651% 1/25/36 (a)(c)(d)	56,563	53,161
Class M1, 1 month U.S. LIBOR + 0.450% 0.6251% 1/25/36 (a)(c)(d)	18,246	17,036
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.270% 0.4451% 12/25/36 (a)(c)(d)	136,416	123,518
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.4451% 3/25/37 (a)(c)(d)	33,544	31,429
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.4451% 7/25/37 (a)(c)(d)	98,245	91,240
Class A2, 1 month U.S. LIBOR + 0.320% 0.4951% 7/25/37 (a)(c)(d)	92,091	83,239
Class M1, 1 month U.S. LIBOR + 0.370% 0.5451% 7/25/37 (a)(c)(d)	31,430	23,768
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.4651% 7/25/37 (a)(c)(d)	34,630	30,287
Class M1, 1 month U.S. LIBOR + 0.310% 0.4851% 7/25/37 (a)(c)(d)	18,372	15,069
Class M2, 1 month U.S. LIBOR + 0.340% 0.5151% 7/25/37 (a)(c)(d)	19,673	15,827
Class M3, 1 month U.S. LIBOR + 0.370% 0.5451% 7/25/37 (a)(c)(d)	31,541	26,652
Class M4, 1 month U.S. LIBOR + 0.500% 0.6751% 7/25/37 (a)(c)(d)	49,751	41,583
Class M5, 1 month U.S. LIBOR + 0.600% 0.7751% 7/25/37 (a)(c)(d)	20,767	14,853
Series 2006-3A, Class IO, 0% 10/25/36 (a)(c)(k)(l)	4,635,368	0
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	3,988,000	4,710,057
Series 2019-B10 Class A4, 3.717% 3/15/62	6,658,000	7,745,337
Series 2019-B13 Class A4, 2.952% 8/15/57	39,803,000	44,259,129
Series 2019-B14 Class A5, 3.0486% 12/15/62	16,002,000	17,935,222
Series 2018-B8 Class A5, 4.2317% 1/15/52	49,694,000	59,440,852
Series 2019-B14 Class XA, 0.915% 12/15/62 (c)(l)	149,599,411	7,868,106
Series 2020-B17 Class XA, 1.5421% 3/15/53 (c)(l)	135,268,057	13,088,686
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.1619% 12/15/36 (a)(c)(d)	20,733,024	20,629,203
Class C, 1 month U.S. LIBOR + 1.120% 1.2819% 12/15/36 (a)(c)(d)	16,538,863	16,414,637
Class D, 1 month U.S. LIBOR + 1.250% 1.4119% 12/15/36 (a)(c)(d)	25,863,328	25,507,136
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 1.0379% 11/15/32 (a)(c)(d)	8,895,000	8,817,027
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (a)(c)(d)	39,513,834	39,377,994
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.7869% 9/15/37 (a)(c)(d)	10,416,806	7,658,950
Series 2018-IND:
Class A, 1 month U.S. LIBOR + 0.750% 0.9119% 11/15/35 (a)(c)(d)	6,534,980	6,510,423
Class B, 1 month U.S. LIBOR + 0.900% 1.0619% 11/15/35 (a)(c)(d)	5,893,174	5,863,640
Class C, 1 month U.S. LIBOR + 1.100% 1.2619% 11/15/35 (a)(c)(d)	2,494,100	2,480,103
Class F, 1 month U.S. LIBOR + 1.800% 1.9619% 11/15/35 (a)(c)(d)	11,123,700	11,019,183
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.4619% 4/15/34 (a)(c)(d)	18,335,000	17,233,886
Class C, 1 month U.S. LIBOR + 1.600% 1.7619% 4/15/34 (a)(c)(d)	12,121,000	11,150,438
Class D, 1 month U.S. LIBOR + 1.900% 2.0619% 4/15/34 (a)(c)(d)	12,725,000	11,578,708
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.2419% 10/15/36 (a)(c)(d)	16,971,546	16,897,184
Class C, 1 month U.S. LIBOR + 1.250% 1.4119% 10/15/36 (a)(c)(d)	21,335,468	21,202,945
Class D, 1 month U.S. LIBOR + 1.450% 1.6119% 10/15/36 (a)(c)(d)	30,220,896	30,127,758
Class E, 1 month U.S. LIBOR + 1.800% 1.9619% 10/15/36 (a)(c)(d)	42,463,040	42,124,313
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.7619% 12/15/36 (a)(c)(d)	20,972,804	20,670,790
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 4/15/34 (a)(c)(d)	36,148,000	34,700,663
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (a)(c)(d)	60,755,060	60,682,221
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.1119% 11/15/36 (a)(c)(d)	16,796,000	16,627,766
Class B, 1 month U.S. LIBOR + 1.250% 1.4119% 11/15/36 (a)(c)(d)	9,400,000	9,164,595
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (a)(c)(d)	43,625,748	41,532,017
Class B, 1 month U.S. LIBOR + 1.500% 1.6619% 6/15/34 (a)(c)(d)	8,546,122	8,051,371
Class C, 1 month U.S. LIBOR + 1.750% 1.9119% 6/15/34 (a)(c)(d)	9,654,340	8,999,937
Citigroup Commercial Mortgage Trust:
Series 2015-GC33 Class XA, 1.0412% 9/10/58 (c)(l)	2,845,795	105,334
Series 2016-P6 Class XA, 0.9245% 12/10/49 (c)(l)	2,886,144	82,761
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	50,000	52,336
Series 2014-CR18 Class A5, 3.828% 7/15/47	6,763,000	7,394,252
Series 2014-CR20 Class XA, 1.1745% 11/10/47 (c)(l)	684,728	24,027
Series 2014-LC17 Class XA, 0.8771% 10/10/47 (c)(l)	2,320,938	54,141
Series 2014-UBS6 Class XA, 1.0375% 12/10/47 (c)(l)	1,723,051	51,177
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 1.0419% 12/15/31 (a)(c)(d)	332,000	329,402
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.1419% 5/15/36 (a)(c)(d)	3,742,000	3,748,874
Class B, 1 month U.S. LIBOR + 1.230% 1.3919% 5/15/36 (a)(c)(d)	17,263,000	17,198,155
Class C, 1 month U.S. LIBOR + 1.430% 1.5919% 5/15/36 (a)(c)(d)	18,961,000	18,794,739
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	10,200,000	10,510,135
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	19,432,000	19,058,956
Class B, 4.5349% 4/15/36 (a)	6,067,000	5,826,673
Class C, 4.9414% 4/15/36 (a)(c)	4,009,000	3,644,654
Class D, 4.9414% 4/15/36 (a)(c)	8,018,000	6,522,072
Eaton Vance CLO, Ltd. floater Series 2020-1A Class A, 1.65% 10/15/30 (a)	33,100,000	33,093,506
GB Trust floater Series 2020-FLIX:
Class A, 1 month U.S. LIBOR + 1.120% 1.287% 8/15/37 (a)(c)(d)	23,400,000	23,445,452
Class B, 1 month U.S. LIBOR + 1.350% 1.517% 8/15/37 (a)(c)(d)	4,900,000	4,910,623
Class C, 1 month U.S. LIBOR + 1.600% 1.767% 8/15/37 (a)(c)(d)	2,600,000	2,606,438
GS Mortgage Securities Trust:
floater Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.6119% 9/15/31 (a)(c)(d)	13,411,000	12,512,570
Series 2014-GC20 Class XA, 1.2196% 4/10/47 (c)(l)	695,523	17,101
Series 2015-GC34 Class XA, 1.4026% 10/10/48 (c)(l)	1,400,968	70,104
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	2,674,000	2,870,160
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	8,383,000	9,351,083
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX Class A/S, 4.2707% 6/15/45	5,348,000	5,585,997
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	11,968,000	12,642,674
Class CFX, 4.9498% 7/5/33 (a)	4,047,000	4,046,207
Class DFX, 5.3503% 7/5/33 (a)	6,223,000	6,128,414
Class EFX, 5.5422% 7/5/33 (a)	8,515,000	8,189,928
Class XAFX, 1.2948% 7/5/33 (a)(c)(l)	1,280,000	36,620
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class B, 3.59% 5/15/31 (a)	14,072,000	14,106,151
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.305% 8/15/37 (a)(c)(d)	10,019,000	10,025,268
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.2189% 10/15/48 (c)(l)	1,687,803	70,300
Morgan Stanley Capital Barclays Bank Trust sequential payer Series 2016-MART Class A, 2.2004% 9/13/31 (a)	8,904,000	8,861,623
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.0119% 8/15/33 (a)(c)(d)	361,287	352,110
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (a)(c)(d)	34,300,000	33,662,425
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	49,092,000	49,450,062
Series 2018-H4 Class A4, 4.31% 12/15/51	11,199,000	13,309,465
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(c)	7,093,000	6,809,137
Class C, 3.283% 11/10/36 (a)(c)	6,805,000	6,194,308
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 1.3119% 3/15/36 (a)(c)(d)	12,689	12,099
Class B, 1 month U.S. LIBOR + 1.550% 1.7119% 3/15/36 (a)(c)(d)	3,983,000	3,692,996
Class C, 1 month U.S. LIBOR + 2.100% 2.2619% 3/15/36 (a)(c)(d)	30,542,700	27,792,522
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.2009% 12/15/50 (c)(l)	2,181,710	121,233
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.9583% 4/10/46 (a)(c)(d)	201,740	200,971
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	20,013,000	21,601,166
Series 2015-C31 Class XA, 1.1409% 11/15/48 (c)(l)	1,468,193	62,919
Series 2017-C42 Class XA, 1.0317% 12/15/50 (c)(l)	2,565,714	137,478
Series 2018-C46 Class XA, 1.1073% 8/15/51 (c)(l)	1,692,611	85,439
Series 2018-C48 Class A5, 4.302% 1/15/52	12,901,000	15,408,778
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.8819% 6/15/46 (a)(c)(d)	184,236	183,932
Series 2014-C24 Class XA, 0.9799% 11/15/47 (c)(l)	1,046,789	27,435
Series 2014-LC14 Class XA, 1.3642% 3/15/47 (c)(l)	1,198,910	37,875
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,241,882,591)		1,236,943,684

Municipal Securities - 1.0%
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	4,580,000	7,639,806
7.5% 4/1/34	18,570,000	31,041,612
Series 2010, 7.625% 3/1/40	9,470,000	16,514,070
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	2,365,000	2,388,106
Series 2010 C1, 7.781% 1/1/35	12,265,000	15,018,493
Series 2012 B, 5.432% 1/1/42	7,305,000	7,213,834
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	16,911,818	17,268,996
5.1% 6/1/33	105,490,000	107,977,454
Series 2010-1, 6.63% 2/1/35	22,660,000	25,147,162
Series 2010-3:
6.725% 4/1/35	33,175,000	37,191,829
7.35% 7/1/35	15,500,000	17,855,535
Series 2010-5, 6.2% 7/1/21	159,000	162,333
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	42,356,000	53,013,617
TOTAL MUNICIPAL SECURITIES
(Cost $312,145,750)		338,432,847

Foreign Government and Government Agency Obligations - 0.8%
Brazilian Federative Republic:
4.25% 1/7/25	$26,790,000	$28,949,944
5.625% 1/7/41	27,107,000	30,419,137
Chilean Republic 2.45% 1/31/31	22,715,000	23,941,610
Emirate of Abu Dhabi:
3.125% 4/16/30 (a)	25,525,000	28,619,906
3.875% 4/16/50 (a)	21,930,000	26,782,013
Kingdom of Saudi Arabia:
2.9% 10/22/25 (a)	17,470,000	18,535,670
3.25% 10/22/30 (a)	14,315,000	15,495,988
4.5% 4/22/60 (a)	9,380,000	11,692,170
State of Qatar:
3.4% 4/16/25 (a)	13,960,000	15,260,898
3.75% 4/16/30 (a)	39,960,000	46,401,053
4.4% 4/16/50 (a)	38,725,000	50,245,688
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $259,371,935)		296,344,077

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $30,838,414)	30,900,000	31,972,230

Bank Notes - 0.5%
Discover Bank:
3.2% 8/9/21	$39,891,000	$40,830,632
3.35% 2/6/23	15,572,000	16,510,597
4.682% 8/9/28 (c)	15,090,000	15,786,102
KeyBank NA 6.95% 2/1/28	3,200,000	4,145,113
PNC Bank NA 2.45% 11/5/20	2,469,000	2,473,943
RBS Citizens NA 2.55% 5/13/21	8,404,000	8,518,605
Regions Bank 6.45% 6/26/37	42,478,000	59,104,643
Synchrony Bank 3.65% 5/24/21	26,463,000	26,862,477
TOTAL BANK NOTES
(Cost $151,557,309)		174,232,112

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Nova Scotia 4.65% (c)(p)	$6,962,000	$6,913,073
Barclays Bank PLC 7.625% 11/21/22	2,635,000	2,985,695
TOTAL PREFERRED SECURITIES
(Cost $10,039,300)		9,898,768
	Shares	Value

Money Market Funds - 7.7%
Fidelity Cash Central Fund 0.12% (q)	1,627,671,805	1,627,997,340
Fidelity Securities Lending Cash Central Fund 0.11% (q)	1,129,070,893	1,129,183,800
TOTAL MONEY MARKET FUNDS
(Cost $2,757,174,926)		2,757,181,140

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 0.98% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2030	7/1/25	38,900,000	$1,101,597
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.7375% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	8,400,000	84,973
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4025% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	20,100,000	346,375

TOTAL PUT OPTIONS			1,532,945

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 0.98% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2030	7/1/25	38,900,000	923,255
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.7375% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	8,400,000	404,723
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4025% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	20,100,000	715,740

TOTAL CALL OPTIONS			2,043,718

TOTAL PURCHASED SWAPTIONS
(Cost $3,739,540)			3,576,663
TOTAL INVESTMENT IN SECURITIES - 110.5%
(Cost $38,069,910,106)			39,713,665,467
NET OTHER ASSETS (LIABILITIES) - (10.5)%			(3,768,161,880)
NET ASSETS - 100%			$35,945,503,587

TBA Sale Commitments
	Principal Amount	Value
Uniform Mortgage Backed Securities
2% 9/1/50	$(27,000,000)	$(27,836,927)
2% 9/1/50	(27,000,000)	(27,836,927)
2.5% 9/1/50	(67,100,000)	(70,630,601)
2.5% 9/1/50	(34,800,000)	(36,631,072)
2.5% 9/1/50	(34,800,000)	(36,631,072)
3% 9/1/50	(30,900,000)	(32,588,611)
3% 9/1/50	(129,900,000)	(136,998,723)
3% 9/1/50	(67,600,000)	(71,294,178)
3% 9/1/50	(78,150,000)	(82,420,710)
3% 9/1/50	(82,650,000)	(87,166,624)
3% 9/1/50	(193,300,000)	(203,863,381)
3% 9/1/50	(110,000,000)	(116,011,236)
3% 9/1/50	(109,600,000)	(115,589,377)
3% 9/1/50	(67,600,000)	(71,294,178)
3.5% 9/1/50	(8,100,000)	(8,543,289)
3.5% 9/1/50	(77,200,000)	(81,424,924)
3.5% 9/1/50	(40,750,000)	(42,980,125)
3.5% 9/1/50	(9,800,000)	(10,336,325)
3.5% 9/1/50	(95,400,000)	(100,620,954)
TOTAL TBA SALE COMMITMENTS
(Proceeds $1,360,036,828)		$(1,360,699,234)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.83% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/23/25	115,400,000	$(1,236,204)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.89% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	25,600,000	(243,011)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.684% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	30,000,000	(375,714)

TOTAL PUT SWAPTIONS			(1,854,929)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.83% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/23/25	115,400,000	(5,843,645)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.89% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	25,600,000	(1,365,273)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.684% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	30,000,000	(1,359,205)

TOTAL CALL SWAPTIONS			(8,568,123)

TOTAL WRITTEN SWAPTIONS			$(10,423,052)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	704	Dec. 2020	$88,726,000	$59,337	$59,337
CBOT Long Term U.S. Treasury Bond Contracts (United States)	142	Dec. 2020	24,952,063	(315,369)	(315,369)
TOTAL PURCHASED					(256,032)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	7,397	Dec. 2020	1,030,032,250	1,459,703	1,459,704
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2,223	Dec. 2020	491,161,430	(108,555)	(108,555)
TOTAL SOLD					1,351,149
TOTAL FUTURES CONTRACTS					$1,095,117

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

The notional amount of futures sold as a percentage of Net Assets is 4.3%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$7,000,000	$(27,750)	$(229,454)	$(257,204)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	14,870,000	(58,949)	(194,111)	(253,060)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	43,250,000	(171,456)	(601,747)	(773,203)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	14,800,000	(58,672)	(187,092)	(245,764)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	24,040,000	(95,302)	9,258	(86,044)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	117,200,000	(464,616)	(1,613)	(466,229)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	4,900,000	(19,425)	995	(18,430)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	22,200,000	(88,007)	(4,008)	(92,015)
CMBX N.A. AAA Index Series 12	Aug. 2061	JPMorgan Securities LLC	(0.5%)	Monthly	8,610,000	(34,133)	(105,973)	(140,106)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	3,550,000	(14,073)	(83,873)	(97,946)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	15,500,000	(61,447)	(74,174)	(135,621)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	11,920,000	(47,254)	(99,563)	(146,817)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	8,300,000	(32,904)	(92,429)	(125,333)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	30,700,000	(121,704)	121,703	(1)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	13,370,000	(53,003)	(104,081)	(157,084)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,200,000	(4,757)	(33,315)	(38,072)

TOTAL CREDIT DEFAULT SWAPS						$(1,353,452)	$(1,679,477)	$(3,032,929)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2022	$207,908,000	$139,853	$0	$139,853
3-month LIBOR(3)	Quarterly	0.5%	Semi - annual	LCH	Sep. 2025	7,910,000	(7,206)	0	(7,206)
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2027	63,177,000	117,925	0	117,925
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2030	56,258,000	(116,238)	0	(116,238)
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Sep. 2050	840,000	26,994	0	26,994

TOTAL INTEREST RATE SWAPS							$161,328	$0	$161,328

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,403,345,302 or 15.0% of net assets.

 (b) Non-income producing - Security is in default.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,681,271.

 (g) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $1,890,428.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $6,762,016.

 (i) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $1,176,825.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Level 3 security

 (l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (m) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (n) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (o) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (p) Security is perpetual in nature with no stated maturity date.

 (q) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,451,923
Fidelity Securities Lending Cash Central Fund	113,809
Total	$7,565,732

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$14,226,422,172	$--	$14,226,422,172	$--
U.S. Government and Government Agency Obligations	9,087,701,574	--	9,087,701,574	--
U.S. Government Agency - Mortgage Securities	8,961,686,815	--	8,961,686,815	--
Asset-Backed Securities	1,898,269,110	--	1,898,269,110	--
Collateralized Mortgage Obligations	691,004,275	--	691,004,244	31
Commercial Mortgage Securities	1,236,943,684	--	1,236,943,684	--
Municipal Securities	338,432,847	--	338,432,847	--
Foreign Government and Government Agency Obligations	296,344,077	--	296,344,077	--
Supranational Obligations	31,972,230	--	31,972,230	--
Bank Notes	174,232,112	--	174,232,112	--
Preferred Securities	9,898,768	--	9,898,768	--
Money Market Funds	2,757,181,140	2,757,181,140	--	--
Purchased Swaptions	3,576,663	--	3,576,663	--
Total Investments in Securities:	$39,713,665,467	$2,757,181,140	$36,956,484,296	$31
Derivative Instruments:
Assets
Futures Contracts	$1,519,041	$1,519,041	$--	$--
Swaps	284,772	--	284,772	--
Total Assets	$1,803,813	$1,519,041	$284,772	$--
Liabilities
Futures Contracts	$(423,924)	$(423,924)	$--	$--
Swaps	(1,476,896)	--	(1,476,896)	--
Written Swaptions	(10,423,052)	--	(10,423,052)	--
Total Liabilities	$(12,323,872)	$(423,924)	$(11,899,948)	$--
Total Derivative Instruments:	$(10,520,059)	$1,095,117	$(11,615,176)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,360,699,234)	$--	$(1,360,699,234)	$--
Total Other Financial Instruments:	$(1,360,699,234)	$--	$(1,360,699,234)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(1,353,452)
Total Credit Risk	0	(1,353,452)
Interest Rate Risk
Futures Contracts(b)	1,519,041	(423,924)
Purchased Swaptions(c)	3,576,663	0
Swaps(d)	284,772	(123,444)
Written Swaptions(e)	0	(10,423,052)
Total Interest Rate Risk	5,380,476	(10,970,420)
Total Value of Derivatives	$5,380,476	$(12,323,872)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Cayman Islands	3.1%
United Kingdom	2.3%
Mexico	1.4%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,109,039,500) — See accompanying schedule: Unaffiliated issuers (cost $35,312,735,180)	$36,956,484,327
Fidelity Central Funds (cost $2,757,174,926)	2,757,181,140
Total Investment in Securities (cost $38,069,910,106)		$39,713,665,467
Cash		89,098
Receivable for investments sold		14,796,936
Receivable for premium on written options		9,622,690
Receivable for TBA sale commitments		1,360,036,828
Receivable for fund shares sold		1,317,936,978
Interest receivable		195,568,661
Distributions receivable from Fidelity Central Funds		177,046
Receivable for daily variation margin on centrally cleared OTC swaps		450,109
Other receivables		3
Total assets		42,612,343,816
Liabilities
Payable for investments purchased
Regular delivery	$1,237,014,772
Delayed delivery	2,911,828,309
TBA sale commitments, at value	1,360,699,234
Payable for fund shares redeemed	14,657,367
Bi-lateral OTC swaps, at value	1,353,452
Payable for daily variation margin on futures contracts	1,526,536
Written options, at value (premium receivable $9,622,690)	10,423,052
Other payables and accrued expenses	153,707
Collateral on securities loaned	1,129,183,800
Total liabilities		6,666,840,229
Net Assets		$35,945,503,587
Net Assets consist of:
Paid in capital		$33,037,733,570
Total accumulated earnings (loss)		2,907,770,017
Net Assets		$35,945,503,587
Net Asset Value, offering price and redemption price per share ($35,945,503,587 ÷ 2,928,182,832 shares)		$12.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Dividends		$524,652
Interest (including $252,880 from security lending)		935,575,568
Income from Fidelity Central Funds (including $113,809 from security lending)		7,565,732
Total income		943,665,952
Expenses
Custodian fees and expenses	$494,145
Independent trustees' fees and expenses	106,877
Commitment fees	78,480
Total expenses before reductions	679,502
Expense reductions	(36,870)
Total expenses after reductions		642,632
Net investment income (loss)		943,023,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,407,611,870
Fidelity Central Funds	20,341
Futures contracts	(66,206,803)
Swaps	18,018,294
Written options	(521,063)
Total net realized gain (loss)		1,358,922,639
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	297,814,628
Fidelity Central Funds	(15,256)
Futures contracts	1,938,450
Swaps	(2,874,301)
Written options	605,800
Delayed delivery commitments	1,155,441
Total change in net unrealized appreciation (depreciation)		298,624,762
Net gain (loss)		1,657,547,401
Net increase (decrease) in net assets resulting from operations		$2,600,570,721

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$943,023,320	$841,141,735
Net realized gain (loss)	1,358,922,639	(41,562,701)
Change in net unrealized appreciation (depreciation)	298,624,762	1,724,696,561
Net increase (decrease) in net assets resulting from operations	2,600,570,721	2,524,275,595
Distributions to shareholders	(952,811,929)	(877,570,983)
Share transactions
Proceeds from sales of shares	14,055,883,892	4,760,731,196
Reinvestment of distributions	949,432,330	877,570,983
Cost of shares redeemed	(9,747,907,408)	(4,622,874,621)
Net increase (decrease) in net assets resulting from share transactions	5,257,408,814	1,015,427,558
Total increase (decrease) in net assets	6,905,167,606	2,662,132,170
Net Assets
Beginning of period	29,040,335,981	26,378,203,811
End of period	$35,945,503,587	$29,040,335,981
Other Information
Shares
Sold	1,194,822,848	420,431,738
Issued in reinvestment of distributions	80,274,402	78,986,371
Redeemed	(832,638,354)	(418,840,546)
Net increase (decrease)	442,458,896	80,577,563

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$10.97	$11.37	$11.62	$11.27
Income from Investment Operations
Net investment income (loss)A	.333	.362	.338	.293	.318
Net realized and unrealized gain (loss)	.603	.727	(.390)	(.135)	.437
Total from investment operations	.936	1.089	(.052)	.158	.755
Distributions from net investment income	(.336)	(.379)	(.337)	(.292)	(.325)
Distributions from net realized gain	–	–	(.011)	(.116)	(.080)
Total distributions	(.336)	(.379)	(.348)	(.408)	(.405)
Net asset value, end of period	$12.28	$11.68	$10.97	$11.37	$11.62
Total ReturnB	8.16%	10.16%	(.45)%	1.45%	6.87%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.32%	.45%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.32%	.45%
Expenses net of all reductions	- %E	- %E	- %E	.32%	.45%
Net investment income (loss)	2.82%	3.27%	3.05%	2.63%	2.81%
Supplemental Data
Net assets, end of period (000 omitted)	$35,945,504	$29,040,336	$26,378,204	$26,071,511	$11,889,444
Portfolio turnover rateF	259%G	175%	103%	183%	121%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Series Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, options, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,087,516,197
Gross unrealized depreciation	(412,934,110)
Net unrealized appreciation (depreciation)	$1,674,582,087
Tax Cost	$38,026,805,798

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$636,699,459
Undistributed long-term capital gain	$676,587,070
Net unrealized appreciation (depreciation) on securities and other investments	$1,594,483,489

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$952,811,929	$ 877,570,983

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$ 8,044,438	$(3,032,929)
Total Credit Risk	8,044,438	(3,032,929)
Interest Rate Risk
Futures Contracts	(66,206,803)	1,938,450
Purchased Options	10,109,143	(5,755,213)
Swaps	9,973,856	158,628
Written Options	(521,063)	605,800
Total Interest Rate Risk	(46,644,867)	(3,052,335)
Totals	$(38,600,429)	$(6,085,264)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Investment Grade Bond Fund	38,485,147,686	33,138,604,827

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest, and cash valued at $4,432,072,481 in exchange for 382,404,873 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,374.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Investment Grade Bond Fund	$78,480

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $10,913. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $36,870.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Investment Grade Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Actual	- %-C	$1,000.00	$1,044.20	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Investment Grade Bond Fund voted to pay on September 12, 2020, to shareholders of record at the opening of business on September 9, 2020, a distribution of $0.468 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividend the amount of $676,587,070 for the taxable year ended August 31, 2020, or, if subsequently determined to be different, the net capital gain for such year.

A total of 16.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

LIG-ANN-1012
1.873109.111

Fidelity® Series Short-Term Credit Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Short-Term Credit Fund	4.35%	2.66%	2.44%

 A From March 27, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Short-Term Credit Fund on March 27, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index performed over the same period.

Period Ending Values
$11,402	Fidelity® Series Short-Term Credit Fund
$11,451	Bloomberg Barclays U.S. 1-3 Year Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year ending August 31, 2020, the fund gained 4.35%, topping, net of fees, the 4.01% advance of its benchmark, the Bloomberg Barclays U.S. 1–3 Year Credit Bond Index. Sector allocations aided the fund’s relative result, including our decisions to underweight the bonds of U.S. government agencies and avoid the bonds of non-U.S. government entities. Exposure to U.S. Treasury futures also contributed. Non-benchmark stakes in commercial mortgage-backed securities, mortgage-backed securities, and asset-backed securities helped the fund's relative return as well. As for security selection, picks among corporate bonds stood out to the upside. Within corporates, picks among the bonds of energy firms and consumer-related companies added value. Conversely, positioning among the bonds of financial institutions detracted. A small stake in firms tied to aviation, which faced pressure as flight volumes ebbed due to the spread of COVID-19, also hurt. In addition, our positioning along the yield curve held back the fund’s relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	13.5%
AAA	23.0%
AA	5.2%
A	23.3%
BBB	28.4%
BB and Below	4.2%
Not Rated	1.0%
Short-Term Investments and Net Other Assets	1.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	58.3%
U.S. Government and U.S. Government Agency Obligations	13.2%
Asset-Backed Securities	16.7%
CMOs and Other Mortgage Related Securities	8.2%
Municipal Bonds	0.3%
Other Investments	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 13.6%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 58.3%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.:
2.946% 3/15/22	$3,585,000	$3,725,732
5.15% 9/15/23	2,981,000	3,386,576
		7,112,308
Media - 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	8,870,000	9,451,784
Comcast Corp. 3.125% 7/15/22	754,000	792,334
Time Warner Cable, Inc.:
4% 9/1/21	724,000	740,792
4.125% 2/15/21	4,416,000	4,447,520
		15,432,430
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.9064% 3/22/22 (a)(b)	5,453,000	5,489,246
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (c)	4,500,000	4,971,600
		10,460,846

TOTAL COMMUNICATION SERVICES		33,005,584

CONSUMER DISCRETIONARY - 4.3%
Automobiles - 3.1%
BMW U.S. Capital LLC 3.45% 4/12/23 (c)	10,323,000	11,028,343
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 1.1801% 2/15/22 (a)(b)(c)	6,549,000	6,565,406
2.3% 2/12/21 (c)	5,889,000	5,932,366
2.85% 1/6/22 (c)	5,000,000	5,140,020
3.35% 5/4/21 (c)	6,539,000	6,656,693
General Motors Financial Co., Inc.:
2.45% 11/6/20	5,400,000	5,415,802
3.55% 4/9/21	715,000	727,059
4.15% 6/19/23	5,000,000	5,333,652
4.2% 3/1/21	616,000	624,317
4.2% 11/6/21	16,052,000	16,600,029
Volkswagen Group of America Finance LLC:
2.5% 9/24/21 (c)	1,787,000	1,823,328
2.9% 5/13/22 (c)	2,242,000	2,326,382
4% 11/12/21 (c)	5,000,000	5,201,695
		73,375,092
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	4,510,000	4,566,129
Hotels, Restaurants & Leisure - 0.0%
Starbucks Corp. 1.3% 5/7/22	1,173,000	1,191,425
Household Durables - 0.2%
D.R. Horton, Inc. 2.55% 12/1/20	3,844,000	3,864,117
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 0.8% 6/3/25	2,722,000	2,757,894
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	1,998,000	2,063,480
Multiline Retail - 0.0%
Target Corp. 2.25% 4/15/25	637,000	682,765
Specialty Retail - 0.3%
AutoZone, Inc. 2.5% 4/15/21	4,570,000	4,616,195
TJX Companies, Inc. 3.5% 4/15/25	1,418,000	1,582,634
		6,198,829
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. 2.4% 3/27/25	272,000	293,013
VF Corp. 2.05% 4/23/22	6,737,000	6,907,616
		7,200,629

TOTAL CONSUMER DISCRETIONARY		101,900,360

CONSUMER STAPLES - 4.1%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide, Inc. 4.15% 1/23/25	3,339,000	3,798,930
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 0.9801% 11/15/21 (a)(b)	6,529,000	6,529,377
Molson Coors Beverage Co. 3.5% 5/1/22	3,498,000	3,656,837
PepsiCo, Inc. 2.25% 3/19/25	3,229,000	3,467,544
The Coca-Cola Co. 2.95% 3/25/25	2,698,000	2,984,555
		20,437,243
Food Products - 1.3%
Conagra Brands, Inc. 3.8% 10/22/21	10,654,000	11,051,730
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (a)(b)	11,026,000	11,054,760
Mondelez International, Inc.:
0.625% 7/1/22	5,900,000	5,926,883
2.125% 4/13/23	2,292,000	2,383,067
		30,416,440
Household Products - 0.0%
Procter & Gamble Co. 2.45% 3/25/25	681,000	739,061
Tobacco - 1.9%
Altria Group, Inc.:
2.85% 8/9/22	5,231,000	5,460,453
3.49% 2/14/22	1,892,000	1,973,535
3.8% 2/14/24	1,753,000	1,922,480
BAT Capital Corp.:
2.764% 8/15/22	5,000,000	5,199,700
3.222% 8/15/24	350,000	377,449
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (c)	5,257,000	5,552,789
3.75% 7/21/22 (c)	10,036,000	10,483,845
Philip Morris International, Inc.:
1.125% 5/1/23	3,910,000	3,980,206
2.625% 2/18/22	416,000	428,657
2.875% 5/1/24	4,664,000	5,031,813
Reynolds American, Inc. 4% 6/12/22	5,000,000	5,298,000
		45,708,927

TOTAL CONSUMER STAPLES		97,301,671

ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,781,000	2,849,828
Cenovus Energy, Inc. 3% 8/15/22	4,666,000	4,741,319
Chevron Corp. 1.141% 5/11/23	4,099,000	4,184,606
Chevron U.S.A., Inc.:
0.333% 8/12/22	6,000,000	6,009,239
0.426% 8/11/23	2,703,000	2,710,278
Encana Corp. 3.9% 11/15/21	5,000,000	5,058,651
Energy Transfer Partners LP:
3.6% 2/1/23	8,291,000	8,612,796
4.2% 9/15/23	1,668,000	1,769,195
Enterprise Products Operating LP:
2.8% 2/15/21	2,135,000	2,158,567
5.2% 9/1/20	316,000	316,000
Equinor ASA 1.75% 1/22/26	909,000	952,170
Kinder Morgan Energy Partners LP 3.5% 9/1/23	2,729,000	2,928,631
Kinder Morgan, Inc. 3.15% 1/15/23	4,100,000	4,310,215
Marathon Oil Corp. 2.8% 11/1/22	5,000,000	5,107,992
Marathon Petroleum Corp. 4.5% 5/1/23	4,620,000	5,028,223
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (a)(b)	1,006,000	1,006,090
1.75% 3/1/26	5,000,000	4,998,485
3.375% 3/15/23	3,922,000	4,137,203
4.5% 7/15/23	990,000	1,071,824
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (a)(b)	2,713,000	2,652,985
2.7% 8/15/22	635,000	624,316
2.9% 8/15/24	2,098,000	1,930,160
3.125% 2/15/22	1,251,000	1,232,235
Phillips 66 Co.:
3 month U.S. LIBOR + 0.600% 0.8338% 2/26/21 (a)(b)	5,720,000	5,716,346
3.7% 4/6/23	3,533,000	3,802,916
3.85% 4/9/25	5,000,000	5,589,966
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,958,000	10,235,849
Schlumberger Investment SA 3.3% 9/14/21 (c)	6,031,000	6,148,984
Shell International Finance BV:
2.375% 4/6/25	2,433,000	2,613,420
3.5% 11/13/23	1,197,000	1,308,036
Suncor Energy, Inc. 3.6% 12/1/24	6,627,000	7,305,013
Valero Energy Corp. 2.7% 4/15/23	652,000	681,531
Western Gas Partners LP:
3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (a)(b)	1,756,000	1,668,299
4.1% 2/1/25	2,828,000	2,821,269
5.375% 6/1/21	9,362,000	9,455,620
Williams Partners LP:
3.6% 3/15/22	11,729,000	12,180,283
4% 11/15/21	2,503,000	2,583,124
		146,501,664
FINANCIALS - 29.6%
Banks - 15.3%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 0.6818% 1/19/21 (a)(b)(c)	5,410,000	5,417,087
3.4% 8/27/21 (c)	8,779,000	9,023,074
Bank of America Corp.:
2.328% 10/1/21 (a)	2,500,000	2,503,909
3.004% 12/20/23 (a)	10,254,000	10,806,536
3.124% 1/20/23 (a)	20,513,000	21,234,940
Banque Federative du Credit Mutuel SA:
1.96% 7/21/21 (c)	3,560,000	3,611,416
2.5% 4/13/21 (c)	1,026,000	1,039,536
Barclays Bank PLC 2.65% 1/11/21	9,131,000	9,190,074
Barclays PLC:
3.2% 8/10/21	5,000,000	5,117,600
3.25% 1/12/21	704,000	710,927
3.932% 5/7/25 (a)	10,000,000	10,867,911
BNP Paribas SA 3.5% 3/1/23 (c)	8,000,000	8,518,855
BPCE SA 2.75% 12/2/21	513,000	528,093
Canadian Imperial Bank of Commerce 0.95% 6/23/23	7,000,000	7,084,708
Capital One Bank NA 2.014% 1/27/23 (a)	5,000,000	5,094,519
Capital One NA 2.15% 9/6/22	6,739,000	6,946,172
Citibank NA 3 month U.S. LIBOR + 0.600% 0.853% 5/20/22 (a)(b)	6,290,000	6,309,885
Citigroup, Inc.:
2.75% 4/25/22	6,026,000	6,243,275
3.142% 1/24/23 (a)	16,242,000	16,806,101
4.4% 6/10/25	326,000	371,504
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	16,749,000	17,065,990
Danske Bank A/S 3.875% 9/12/23 (c)	3,793,000	4,094,007
HSBC Holdings PLC:
1.645% 4/18/26 (a)	4,469,000	4,504,201
3.262% 3/13/23 (a)	1,274,000	1,324,897
Huntington National Bank 3 month U.S. LIBOR + 0.550% 0.799% 2/5/21 (a)(b)	5,276,000	5,284,959
ING Groep NV 3.15% 3/29/22	10,738,000	11,169,977
Intesa Sanpaolo SpA 3.375% 1/12/23 (c)	5,000,000	5,198,878
JPMorgan Chase & Co.:
1.514% 6/1/24 (a)	4,680,000	4,785,981
2.083% 4/22/26 (a)	5,000,000	5,246,810
3.207% 4/1/23 (a)	6,026,000	6,284,424
3.22% 3/1/25 (a)	5,000,000	5,405,827
3.514% 6/18/22 (a)	13,681,000	14,020,691
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 0.732% 5/7/21 (a)(b)	6,247,000	6,262,243
Lloyds Banking Group PLC:
1.326% 6/15/23 (a)	1,323,000	1,335,687
2.907% 11/7/23 (a)	9,000,000	9,408,258
Mitsubishi UFJ Financial Group, Inc.:
2.193% 2/25/25	6,000,000	6,310,583
2.623% 7/18/22	7,221,000	7,511,320
2.95% 3/1/21	1,437,000	1,455,947
3.218% 3/7/22	5,108,000	5,320,563
3.535% 7/26/21	6,231,000	6,405,683
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 1.4534% 9/13/21 (a)(b)	1,847,000	1,865,134
PNC Bank NA:
1.743% 2/24/23 (a)	4,113,000	4,193,116
2.028% 12/9/22 (a)	5,000,000	5,100,161
Regions Financial Corp. 2.75% 8/14/22	5,446,000	5,671,222
Royal Bank of Canada 2.55% 7/16/24	6,460,000	6,944,696
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (a)	3,422,000	3,542,703
3.875% 9/12/23	15,847,000	17,195,444
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,000,000	5,245,730
3.5% 6/7/24	4,731,000	5,089,271
4.45% 12/3/21	10,083,000	10,502,789
Synovus Bank 2.289% 2/10/23 (a)	1,383,000	1,404,958
The Toronto-Dominion Bank:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.5682% 1/27/23 (a)(b)	5,000,000	5,011,010
0.75% 6/12/23	5,000,000	5,050,564
Wells Fargo & Co.:
1.654% 6/2/24 (a)	5,000,000	5,111,773
3.75% 1/24/24	5,000,000	5,462,476
Wells Fargo Bank NA 2.082% 9/9/22 (a)	5,500,000	5,586,398
Zions Bancorp NA:
3.35% 3/4/22	1,971,000	2,034,247
3.5% 8/27/21	5,552,000	5,675,708
		366,510,448
Capital Markets - 5.3%
Credit Suisse AG:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.450% 0.5355% 2/4/22 (a)(b)	2,500,000	2,504,319
1% 5/5/23	4,000,000	4,059,147
2.1% 11/12/21	3,465,000	3,538,908
Credit Suisse Group AG 3.574% 1/9/23 (c)	6,026,000	6,256,797
Deutsche Bank AG New York Branch:
3.15% 1/22/21	689,000	694,560
3.3% 11/16/22	5,000,000	5,170,119
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (a)	14,052,000	14,418,529
2.905% 7/24/23 (a)	15,513,000	16,164,233
3% 4/26/22	17,586,000	17,873,605
Intercontinental Exchange, Inc. 0.7% 6/15/23	4,623,000	4,652,076
Moody's Corp. 2.75% 12/15/21	4,802,000	4,941,887
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1878% 7/22/22 (a)(b)	6,026,000	6,065,055
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.7889% 1/20/23 (a)(b)	5,000,000	5,009,665
2.625% 11/17/21	21,283,000	21,856,617
3.737% 4/24/24 (a)	6,026,000	6,510,841
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.681% 11/1/21 (a)(b)	1,539,000	1,544,447
UBS Group AG 1.008% 7/30/24 (a)(c)	5,345,000	5,374,291
		126,635,096
Consumer Finance - 4.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	5,000,000	5,027,237
4.125% 7/3/23	2,112,000	2,144,434
4.45% 12/16/21	1,352,000	1,378,023
4.875% 1/16/24	1,464,000	1,509,252
Ally Financial, Inc.:
3.05% 6/5/23	3,662,000	3,800,174
5.125% 9/30/24	4,280,000	4,789,583
American Express Co.:
2.2% 10/30/20	516,000	516,735
2.75% 5/20/22	10,244,000	10,632,905
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 0.9383% 7/30/21 (a)(b)(c)	5,178,000	5,012,645
3 month U.S. LIBOR + 0.950% 1.3% 6/1/21 (a)(b)(c)	5,064,000	4,933,652
Ford Motor Credit Co. LLC:
2.343% 11/2/20	7,500,000	7,471,875
3.087% 1/9/23	5,000,000	4,969,500
3.336% 3/18/21	11,156,000	11,183,890
4.14% 2/15/23	3,116,000	3,177,385
GE Capital International Funding Co. 2.342% 11/15/20	14,539,000	14,597,592
John Deere Capital Corp.:
0.7% 7/5/23	2,323,000	2,345,491
2.6% 3/7/24	1,099,000	1,177,934
3.125% 9/10/21	1,026,000	1,056,225
Synchrony Financial:
2.85% 7/25/22	5,641,000	5,807,643
4.25% 8/15/24	5,352,000	5,746,234
4.375% 3/19/24	5,198,000	5,609,143
Toyota Motor Credit Corp.:
0.5% 8/14/23	2,836,000	2,839,626
1.15% 5/26/22	7,000,000	7,110,423
2.9% 3/30/23	1,727,000	1,836,529
		114,674,130
Diversified Financial Services - 1.0%
AIG Global Funding:
0.8% 7/7/23 (c)	1,634,000	1,646,362
2.3% 7/1/22 (c)	1,765,000	1,819,260
3.35% 6/25/21 (c)	6,026,000	6,177,172
BP Capital Markets America, Inc.:
2.937% 4/6/23	1,354,000	1,436,709
4.742% 3/11/21	5,000,000	5,118,290
Brixmor Operating Partnership LP 3.875% 8/15/22	6,454,000	6,703,255
Equitable Holdings, Inc. 3.9% 4/20/23	524,000	564,584
		23,465,632
Insurance - 3.2%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.8264% 9/20/21 (a)(b)(c)	6,026,000	6,028,290
American International Group, Inc. 2.5% 6/30/25	5,000,000	5,346,558
Aon Corp. 2.2% 11/15/22	6,291,000	6,517,953
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (c)	2,318,000	2,316,312
Guardian Life Global Funding 1.1% 6/23/25 (c)	4,747,000	4,807,442
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	3,160,000	3,259,587
3.5% 12/29/20	2,792,000	2,821,301
MassMutual Global Funding II 0.85% 6/9/23 (c)	6,000,000	6,070,952
Metropolitan Life Global Funding I:
0.9% 6/8/23 (c)	3,627,000	3,671,767
1.95% 1/13/23 (c)	5,000,000	5,176,050
Metropolitan Tower Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.550% 0.6432% 1/17/23 (a)(b)(c)	5,000,000	5,016,788
0.55% 7/13/22 (c)	6,200,000	6,207,598
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.5529% 1/10/23 (a)(b)(c)	7,757,000	7,748,004
1.1% 5/5/23 (c)	2,345,000	2,389,833
Pacific Life Global Funding II 1.2% 6/24/25 (c)	3,430,000	3,483,349
Protective Life Global Funding 2.161% 9/25/20 (c)	7,057,000	7,065,740
		77,927,524

TOTAL FINANCIALS		709,212,830

HEALTH CARE - 5.4%
Biotechnology - 1.3%
AbbVie, Inc.:
2.15% 11/19/21 (c)	11,000,000	11,222,572
2.3% 11/21/22 (c)	5,500,000	5,715,475
3.45% 3/15/22 (c)	11,629,000	12,086,029
Upjohn, Inc. 1.125% 6/22/22 (c)	1,140,000	1,150,251
		30,174,327
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (a)(b)	5,222,000	5,224,138
2.894% 6/6/22	5,000,000	5,190,769
Boston Scientific Corp. 3.45% 3/1/24	1,872,000	2,034,787
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 1.0663% 3/19/21 (a)(b)	4,286,000	4,287,079
		16,736,773
Health Care Providers & Services - 1.9%
Anthem, Inc. 3.125% 5/15/22	5,646,000	5,901,406
Cigna Corp.:
3 month U.S. LIBOR + 0.650% 0.949% 9/17/21 (a)(b)	3,013,000	3,013,667
3.2% 9/17/20	4,057,000	4,061,939
3.4% 9/17/21	4,635,000	4,779,717
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (a)(b)	11,231,000	11,267,900
3.35% 3/9/21	4,257,000	4,323,881
3.7% 3/9/23	2,156,000	2,320,749
Express Scripts Holding Co. 2.6% 11/30/20	1,266,000	1,273,022
Humana, Inc. 2.5% 12/15/20	3,698,000	3,719,428
UnitedHealth Group, Inc. 3.35% 7/15/22	5,026,000	5,306,502
		45,968,211
Pharmaceuticals - 1.5%
Bayer U.S. Finance II LLC:
3.5% 6/25/21 (c)	12,039,000	12,300,875
4.25% 12/15/25 (c)	4,500,000	5,164,613
Bristol-Myers Squibb Co.:
2.55% 5/14/21	1,539,000	1,563,431
2.6% 5/16/22	4,620,000	4,802,128
Elanco Animal Health, Inc. 4.912% 8/27/21 (a)	3,204,000	3,280,095
Mylan NV:
3.125% 1/15/23 (c)	4,160,000	4,391,419
3.15% 6/15/21	2,200,000	2,240,902
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	797,000	813,025
Zoetis, Inc. 3.45% 11/13/20	659,000	661,278
		35,217,766

TOTAL HEALTH CARE		128,097,077

INDUSTRIALS - 2.5%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 2.08% 10/15/20	1,164,000	1,166,514
The Boeing Co. 4.875% 5/1/25	3,000,000	3,263,347
		4,429,861
Airlines - 0.6%
Delta Air Lines, Inc.:
2.9% 10/28/24	4,794,000	4,402,090
3.4% 4/19/21	9,255,000	9,276,550
		13,678,640
Industrial Conglomerates - 0.3%
Honeywell International, Inc. 0.483% 8/19/22	5,969,000	5,982,437
Roper Technologies, Inc. 0.45% 8/15/22 (d)	619,000	619,265
		6,601,702
Machinery - 0.7%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.4569% 11/12/21 (a)(b)	7,221,000	7,228,506
0.95% 5/13/22	6,000,000	6,062,645
2.65% 5/17/21	1,149,000	1,167,637
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.7538% 4/5/23 (a)(b)(c)	3,329,000	3,326,852
		17,785,640
Road & Rail - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (c)	685,000	662,975
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
2.5% 3/1/21	3,205,000	3,223,149
2.625% 7/1/22	1,180,000	1,188,067
3.5% 1/15/22	6,047,000	6,180,725
International Lease Finance Corp. 5.875% 8/15/22	5,731,000	6,208,564
		16,800,505

TOTAL INDUSTRIALS		59,959,323

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment & Components - 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (c)	3,592,000	3,685,000
5.45% 6/15/23 (c)	11,809,000	13,040,974
		16,725,974
IT Services - 0.4%
PayPal Holdings, Inc. 1.35% 6/1/23	2,183,000	2,233,698
The Western Union Co.:
2.85% 1/10/25	1,063,000	1,122,774
4.25% 6/9/23	6,026,000	6,523,734
		9,880,206
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 2.497% 4/24/23	2,761,000	2,883,113
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	4,678,000	4,732,205

TOTAL INFORMATION TECHNOLOGY		34,221,498

MATERIALS - 0.4%
Chemicals - 0.4%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (c)	3,323,000	3,525,884
The Mosaic Co. 3.25% 11/15/22	6,937,000	7,240,082
		10,765,966
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	1,905,000	1,936,685
Crown Castle International Corp. 1.35% 7/15/25	444,000	451,170
Welltower, Inc. 3.625% 3/15/24	2,497,000	2,699,612
		5,087,467
Real Estate Management & Development - 0.1%
Digital Realty Trust LP 2.75% 2/1/23	2,177,000	2,281,067

TOTAL REAL ESTATE		7,368,534

UTILITIES - 2.8%
Electric Utilities - 1.8%
American Electric Power Co., Inc. 2.15% 11/13/20	3,596,000	3,609,073
Duke Energy Corp. 1.8% 9/1/21	1,695,000	1,717,906
Eversource Energy 2.5% 3/15/21	3,618,000	3,653,719
Exelon Corp. 3.497% 6/1/22 (a)	10,129,000	10,605,601
FirstEnergy Corp.:
1.6% 1/15/26	476,000	471,593
2.05% 3/1/25	2,724,000	2,779,395
Florida Power & Light Co.:
3 month U.S. LIBOR + 0.380% 0.6406% 7/28/23 (a)(b)	5,310,000	5,315,102
2.85% 4/1/25	1,231,000	1,353,629
ITC Holdings Corp. 2.7% 11/15/22	3,596,000	3,755,136
NextEra Energy Capital Holdings, Inc.:
2.403% 9/1/21	3,000,000	3,063,425
2.75% 5/1/25	4,137,000	4,499,019
2.9% 4/1/22	1,137,000	1,181,277
Virginia Electric & Power Co. 2.75% 3/15/23	616,000	647,678
		42,652,553
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	989,000	1,058,304
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	738,000	749,657
Multi-Utilities - 1.0%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	1,167,000	1,175,717
CenterPoint Energy, Inc. 2.5% 9/1/22	1,027,000	1,063,740
Dominion Energy, Inc. 2.715% 8/15/21	3,638,000	3,713,016
DTE Energy Co. 2.25% 11/1/22	5,000,000	5,177,353
NiSource, Inc. 0.95% 8/15/25	1,953,000	1,957,892
WEC Energy Group, Inc.:
3.1% 3/8/22	3,841,000	3,994,383
3.375% 6/15/21	6,407,000	6,562,583
		23,644,684

TOTAL UTILITIES		68,105,198

TOTAL NONCONVERTIBLE BONDS
(Cost $1,364,013,286)		1,396,439,705

U.S. Government and Government Agency Obligations - 10.9%
U.S. Government Agency Obligations - 0.3%
Freddie Mac 0.125% 7/25/22	7,192,000	7,186,502
U.S. Treasury Obligations - 10.6%
U.S. Treasury Notes:
0.25% 7/31/25	$50,000,000	$49,957,031
0.375% 4/30/25	67,204,100	67,574,247
2.375% 8/15/24 (e)	66,892,000	72,590,878
2.875% 11/30/25	57,000,000	64,621,524

TOTAL U.S. TREASURY OBLIGATIONS		254,743,680

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $255,954,658)		261,930,182

U.S. Government Agency - Mortgage Securities - 2.3%
Fannie Mae - 0.6%
3% 12/1/31	669,259	705,063
3.5% 9/1/29	399,684	436,373
4.5% 3/1/39 to 9/1/49	10,460,535	11,508,995
5.5% 11/1/34	1,830,452	2,111,163
7.5% 11/1/31	359	421

TOTAL FANNIE MAE		14,762,015

Freddie Mac - 1.7%
2% 1/1/32	14,465,573	15,116,111
2.5% 11/1/28	11,427,393	12,001,676
3% 5/1/29	12,167,916	12,822,535
4% 4/1/26	309,171	328,029
8.5% 5/1/26 to 7/1/28	28,080	31,890

TOTAL FREDDIE MAC		40,300,241

Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	194,926	222,368
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $53,831,166)		55,284,624

Asset-Backed Securities - 16.7%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$224,540	$224,330
Ally Auto Receivables Trust:
Series 2019-2 Class A2, 2.34% 7/15/22	1,671,730	1,678,814
Series 2019-4 Class A2, 1.93% 10/17/22	2,658,401	2,671,690
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	6,159,000	6,218,146
Series 2018-2 Class A, 3.29% 5/15/23	7,008,000	7,156,966
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (c)	825,603	827,903
American Express Credit Account Master Trust:
Series 2018-4 Class A, 2.99% 12/15/23	5,565,000	5,672,102
Series 2018-6 Class A, 3.06% 2/15/24	5,404,000	5,535,881
Series 2019-1 Class A, 2.87% 10/15/24	1,996,000	2,075,738
AmeriCredit Automobile Receivables Trust:
Series 2018-3 Class A3, 3.38% 7/18/23	3,544,893	3,608,541
Series 2019-3 Class A2A, 2.17% 1/18/23	2,392,309	2,411,099
Bank of America Credit Card Master Trust Series 2018-A1 Class A1, 2.7% 7/17/23	7,001,000	7,078,541
Bank of The West Auto Trust:
Series 2018-1 Class A3, 3.43% 12/15/22 (c)	1,745,286	1,767,837
Series 2019-1 Class A2, 2.4% 10/17/22 (c)	674,312	678,271
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (c)	5,098,000	5,193,128
BMW Vehicle Lease Trust Series 2019-1 Class A3, 2.84% 11/22/21	3,353,885	3,378,834
BMW Vehicle Owner Trust Series 2020-A Class A2, 0.39% 2/27/23	5,858,000	5,861,706
Canadian Pacer Auto Receivables Trust:
Series 2018-1A Class A3, 3% 11/19/21 (c)	1,154,886	1,160,454
Series 2018-2A Class A3, 3.27% 12/19/22 (c)	3,680,239	3,737,157
Series 2019-1A Class A2, 2.78% 3/21/22 (c)	1,494,403	1,501,274
Capital One Multi-Asset Execution Trust Series 2019-A1 Class A1, 2.84% 12/15/24	6,406,000	6,642,217
CarMax Auto Owner Trust:
Series 2017-3 Class A3, 1.97% 4/15/22	132,520	133,100
Series 2017-4 Class A3, 2.11% 10/17/22	987,375	993,670
Series 2018-2 Class A3, 2.98% 1/17/23	2,262,555	2,298,502
Series 2018-4 Class A3, 3.36% 9/15/23	3,260,000	3,348,653
Series 2019-1 Class A3, 3.05% 3/15/24	3,955,000	4,068,159
Series 2019-4 Class A2A, 2.01% 3/15/23	1,137,638	1,147,078
Series 2020-3 Class A2A, 0.49% 6/15/23	6,000,000	6,000,362
Carvana Auto Receivables Trust Series 2019-4A Class A2, 2.2% 7/15/22 (c)	327,618	329,248
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (c)	638,716	640,908
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.310% 0.4719% 11/15/29 (a)(b)(c)	255,122	255,008
Series 2018-1A Class A1, 3.04% 4/15/30 (c)	726,717	738,839
Series 2018-3A Class A1, 3.39% 1/15/31 (c)	1,985,456	2,051,371
Series 2019-1A Class A1, 2.94% 4/15/31 (c)	2,959,837	3,026,633
Series 2020-1A Class A1, 0.87% 8/16/32 (c)	3,796,000	3,806,530
Citibank Credit Card Issuance Trust Series 2018-A1 Class A1, 2.49% 1/20/23	7,052,000	7,113,123
CNH Equipment Trust:
Series 2018-A Class A3, 3.12% 7/17/23	3,527,831	3,589,915
Series 2019-C Class A2, 1.99% 3/15/23	1,106,317	1,114,434
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (c)	1,078,450	1,080,152
Consumer Loan Underlying Bond (CLUB) Credit Trust Series 2020-P1 Class A, 2.26% 3/15/28 (c)	4,110,818	4,128,750
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (c)	531,287	532,658
Series 2018-P3 Class A, 3.82% 1/15/26 (c)	1,461,664	1,472,772
Series 2019-HP1 Class A, 2.59% 12/15/26 (c)	4,178,754	4,214,636
Series 2019-P1 Class A, 2.94% 7/15/26 (c)	544,323	547,762
Series 2019-P2 Class A, 2.47% 10/15/26 (c)	2,799,899	2,812,970
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 0.6751% 7/25/34 (a)(b)	129,848	121,191
Dell Equipment Finance Trust:
Series 2018-1 Class A3, 3.18% 6/22/23 (c)	950,815	956,795
Series 2018-2 Class A3, 3.37% 10/22/23 (c)	2,109,498	2,132,035
Series 2019-1 Class A2, 2.78% 8/23/21 (c)	1,669,455	1,677,560
Series 2019-2:
Class A2, 1.95% 12/22/21 (c)	4,257,330	4,284,232
Class A3, 1.91% 10/22/24 (c)	1,891,000	1,917,013
Discover Card Master Trust:
Series 2018-A5 Class A5, 3.32% 3/15/24	6,475,000	6,683,116
Series 2019-A1 Class A1, 3.04% 7/15/24	4,676,000	4,850,565
Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 0.4319% 12/15/23 (a)(b)	7,052,000	7,063,870
DLL Securitization Trust:
Series 2017-A Class A3, 2.14% 12/15/21 (c)	878,261	879,896
Series 2018-ST2 Class A3, 3.46% 1/20/22 (c)	2,120,735	2,146,790
Series 2019-DA1 Class A2, 2.79% 11/22/21 (c)	840,319	842,374
Series 2019-MA2 Class A2, 2.27% 5/20/22 (c)	1,949,418	1,958,737
Series 2019-MT3:
Class A2, 2.13% 1/20/22 (c)	3,976,705	4,000,385
Class A3, 2.08% 2/21/23 (c)	1,808,000	1,843,109
Drive Auto Receivables Trust Series 2019-4 Class A2A, 2.32% 6/15/22	692,540	693,854
DT Auto Owner Trust:
Series 2019-3A Class A, 2.55% 8/15/22 (c)	1,167,419	1,172,091
Series 2019-4A Class A, 2.17% 5/15/23 (c)	2,131,556	2,146,714
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (c)	2,270,558	2,313,152
Series 2020-1 Class A2, 1.78% 12/22/25 (c)	6,000,000	6,095,741
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	354,940	355,537
Ford Credit Auto Lease Trust:
Series 2019-B Class A2A, 2.28% 2/15/22	2,167,293	2,177,133
Series 2020-A Class A3, 1.85% 3/15/23	2,173,000	2,205,994
Series 2020-B Class A3, 0.62% 8/15/23	4,490,000	4,508,233
Ford Credit Auto Owner Trust Series 2020-B Class A, 0.5% 2/15/23	6,000,000	6,011,171
Ford Credit Floorplan Master Owner Trust:
Series 2017-2 Class A1, 2.16% 9/15/22	5,790,000	5,793,028
Series 2018-1 Class A1, 2.95% 5/15/23	5,629,000	5,722,291
GM Financial Automobile Leasing Trust:
Series 2019-1 Class A3, 2.98% 12/20/21	2,695,988	2,717,448
Series 2019-2 Class A3, 2.67% 3/21/22	1,678,000	1,695,115
GM Financial Consumer Automobile Receivables Trust:
Series 2017-2A Class A3, 1.86% 12/16/21 (c)	135,559	135,820
Series 2020-1 Class A2, 1.83% 1/17/23	3,842,474	3,868,863
Series 2020-3 Class A2, 0.35% 7/17/23	5,000,000	5,001,588
GM Financial Securitized Term Automobile Receivables Trust:
Series 2019-1 Class A3, 2.97% 11/16/23	3,132,989	3,200,339
2.32% 7/18/22	242,693	244,336
GMF Floorplan Owner Revolving Trust Series 2018-2 Class A2, 3.13% 3/15/23 (c)	5,334,000	5,408,154
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 1.8751% 6/25/34 (a)(b)	5,031	4,988
Honda Auto Receivables Owner Trust Series 2017-1 Class A3, 1.72% 7/21/21	67,557	67,600
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (c)	4,475,000	4,512,262
Series 2020-2A Class A2, 0.65% 7/22/30 (c)	5,930,000	5,933,567
Hyundai Auto Lease Securitization Trust Series 2020-A:
Class A2, 1.9% 5/16/22 (c)	5,882,724	5,929,793
Class A3, 1.95% 7/17/23 (c)	3,019,000	3,081,432
Hyundai Auto Receivables Trust:
Series 2018-A Class A3, 2.79% 7/15/22	450,375	454,987
Series 2019-B Class A3, 1.94% 2/15/24	3,398,000	3,476,133
Series 2020-B Class A2, 0.38% 3/15/23	6,000,000	6,006,452
John Deere Owner Trust:
Series 2018-A Class A3, 2.66% 4/18/22	1,830,153	1,842,005
Series 2019-B Class A2, 2.28% 5/16/22	2,292,182	2,303,909
Series 2020-A Class A2, 1.01% 1/17/23	2,771,000	2,783,649
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (c)	4,980,363	5,057,053
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(c)	1,975,000	2,001,173
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (c)	884,462	891,615
Series 2020-1A Class A, 2.24% 3/15/30 (c)	604,464	609,094
Mercedes-Benz Auto Lease Trust:
Series 2019-A Class A3, 3.1% 11/15/21	2,384,883	2,404,631
Series 2019-B Class A3, 2% 10/17/22	2,637,000	2,674,276
Series 2020-A Class A3, 1.84% 12/15/22	2,812,000	2,860,048
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	5,820,000	5,825,471
MMAF Equipment Finance LLC Series 2019-B:
Class A2, 2.07% 10/12/22 (c)	2,874,556	2,902,039
Class A3, 2.01% 12/12/24 (c)	3,817,000	3,939,624
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 0.8051% 9/25/23 (a)(b)(c)	5,292,000	5,291,118
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.4201% 1/25/36 (a)(b)	402,151	400,996
Prosper Marketplace Issuance Trust Series 2019-4A Class A, 2.48% 2/17/26 (c)	354,821	356,294
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (c)	2,609,869	2,651,985
Santander Retail Auto Lease Trust:
Series 2019-B Class A2A, 2.29% 4/20/22 (c)	3,438,076	3,469,963
Series 2019-C Class A2A, 1.89% 9/20/22 (c)	3,943,807	3,982,771
Securitized Term Auto Receivables Trust:
Series 2018-2A Class A3 3.325% 8/25/22 (c)	4,510,981	4,567,106
Series 2019-1A Class A3, 2.986% 2/27/23 (c)	2,951,319	3,000,218
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.8634% 12/15/25 (a)(b)(c)	4,700,411	4,670,650
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (c)	2,533,880	2,562,468
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (a)(b)	144,982	133,541
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (c)	2,202,000	2,204,840
Class A3, 0.68% 12/20/23 (c)	2,506,000	2,506,585
Tesla Auto Lease Trust Series 2019-A Class A2, 2.13% 4/20/22 (c)	5,249,445	5,310,400
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (c)	2,460,562	2,646,006
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (c)	3,136,000	3,236,647
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	512,034	518,709
Series 2020-C Class A3, 0.44% 10/15/24	6,000,000	6,005,188
Upgrade Receivables Trust Series 2019-2A Class A, 2.77% 10/15/25 (c)	830,750	833,313
Verizon Owner Trust:
Series 2017-3A Class A1A, 2.06% 4/20/22 (c)	912,492	914,622
Series 2018-A Class A1A, 3.23% 4/20/23	6,380,000	6,496,927
Series 2020-A Class A1A, 1.85% 7/22/24	5,529,000	5,679,559
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	2,866,569	2,911,527
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (c)	2,611,000	2,672,424
Series 2019-2A Class A3, 2.04% 11/15/23 (c)	2,671,000	2,730,949
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 0.6819% 7/17/23 (a)(b)(c)	6,866,000	6,844,529
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (c)	1,228,595	1,236,228
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	4,208,000	4,226,774
Series 2020-C Class A2, 0.35% 12/15/23	5,000,000	5,000,042
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	2,606,000	2,654,017
World Omni Select Auto Trust Series 2019-A Class A2A, 2.06% 8/15/23	3,775,265	3,801,802
TOTAL ASSET-BACKED SECURITIES
(Cost $394,223,052)		398,430,131

Collateralized Mortgage Obligations - 1.5%
Private Sponsor - 1.3%
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(c)	32,986	32,956
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.7% 8/25/60 (a)(b)(c)	1,470,801	1,468,404
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 0.695% 10/15/54 (a)(b)(c)	1,519,281	1,519,992
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 1.128% 12/22/69 (a)(b)(c)	1,194,200	1,197,181
Series 2019-2A Class 1A, 2.71% 12/22/69 (c)	5,157,000	5,228,452
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.4054% 1/23/23 (a)(b)(c)	1,116,000	1,115,625
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.5258% 4/23/23 (a)(b)(c)	5,299,000	5,299,244
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (c)	835,798	834,330
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 0.655% 7/15/58 (a)(b)(c)	2,389,050	2,388,822
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.825% 7/15/58 (a)(b)(c)	985,000	984,148
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (c)	776,405	788,618
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (c)	5,479,769	5,484,602
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (a)(b)	2,352	2,236
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.8414% 1/21/70 (a)(b)(c)	4,098,240	4,098,463

TOTAL PRIVATE SPONSOR		30,443,073

U.S. Government Agency - 0.2%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 0.4751% 5/25/45 (a)(b)	923,017	927,265
sequential payer Series 2001-40 Class Z, 6% 8/25/31	101,961	117,503
Series 2016-27:
Class HK, 3% 1/25/41	868,916	928,154
Class KG, 3% 1/25/40	422,678	452,748
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 0.5251% 7/25/46 (a)(b)	1,074,817	1,083,581
Freddie Mac:
sequential payer:
Series 2015-4433 Class DE, 2% 8/15/32	258,945	262,348
Series 2015-4437 Class DE, 2% 10/15/32	272,639	276,355
Series 3949 Class MK, 4.5% 10/15/34	498,548	549,848
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (f)	42,151	42,214

TOTAL U.S. GOVERNMENT AGENCY		4,640,016

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $34,902,330)		35,083,089

Commercial Mortgage Securities - 6.7%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (c)	1,502,000	1,464,313
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	329,949	329,969
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(c)(g)(h)	3,905,982	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	1,917,506	1,982,461
BX Commercial Mortgage Trust floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (a)(b)(c)	2,602,618	2,593,671
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 1.0619% 11/15/35 (a)(b)(c)	4,617,200	4,594,060
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 4/15/34 (a)(b)(c)	2,450,000	2,351,904
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (a)(b)(c)	5,647,373	5,640,602
CF Hippolyta Issuer LLC sequential payer Series 2020-1 Class A1, 1.69% 7/15/60 (c)	5,330,000	5,408,258
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.1119% 11/15/36 (a)(b)(c)	1,128,000	1,116,702
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 0.9519% 7/15/32 (a)(b)(c)	4,902,074	4,889,804
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (a)(b)(c)	4,300,443	4,094,052
Citigroup Commercial Mortgage Trust sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (c)	5,188,000	5,370,244
Series 2013-GC17 Class A4, 4.131% 11/10/46	2,062,000	2,235,516
Series 2014-GC21 Class AAB, 3.477% 5/10/47	1,326,323	1,385,512
Series 2016-GC36 Class AAB, 3.368% 2/10/49	2,593,000	2,754,229
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	3,975,098	4,061,800
Series 2013-CR11 Class ASB, 3.66% 8/10/50	1,680,071	1,744,650
Series 2014-CR18 Class ASB, 3.452% 7/15/47	1,880,958	1,942,913
Series 2012-CR4 Class ASB, 2.436% 10/15/45	333,239	338,053
Series 2013-LC6 Class ASB, 2.478% 1/10/46	1,663,202	1,690,749
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.1419% 5/15/36 (a)(b)(c)	5,242,000	5,251,630
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (c)	714,000	735,709
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	2,538,000	2,700,061
CSMC Mortgage Trust Series 2016-NXSR Class A1, 1.9708% 12/15/49	345,729	346,717
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 0.9119% 7/15/32 (a)(b)(c)	1,279,000	1,222,545
Freddie Mac Series K720 Class A2, 2.716% 6/25/22	1,774,000	1,827,378
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (c)	7,834,000	8,124,540
Class A3, 3.482% 1/10/45	3,035,536	3,103,048
Series 2012-GCJ7:
Class A/S, 4.085% 5/10/45	3,871,000	4,003,624
Class A4, 3.377% 5/10/45	6,576,927	6,671,971
Series 2014-GC18 Class AAB, 3.648% 1/10/47	38,618	40,113
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (c)	6,889,423	7,051,597
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,408,000	4,536,717
Series 2016-GS4 Class A1, 1.731% 11/10/49	170,215	170,316
Series 2017-GS8 Class A1, 2.222% 11/10/50	753,026	760,875
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	1,962,068	2,052,561
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class A1, 1.5366% 12/15/49	3,611,287	3,616,442
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	7,318,295	7,581,899
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (c)	5,346,000	5,458,595
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 9/15/29 (a)(b)(c)	2,243,000	2,187,588
sequential payer:
Series 2012-C8 Class A3, 2.8291% 10/15/45	1,963,780	2,022,777
Series 2014-C20 Class A3A1, 3.4718% 7/15/47	1,979,374	2,002,465
Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	2,609,420	2,798,869
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.305% 8/15/37 (a)(b)(c)	617,000	617,386
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	1,380,323	1,466,559
Series 2016-C32 Class A1, 1.968% 12/15/49	765,793	768,464
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (c)	3,286,000	3,309,967
Series 2011-C3 Class AJ, 5.4192% 7/15/49 (a)(c)	2,610,000	2,681,518
Series 2016-BNK2 Class A1, 1.424% 11/15/49	403,631	403,397
Series 2019-H7 Class A1, 2.327% 7/15/52	2,421,565	2,475,862
RETL floater Series 2019-RVP Class A, 1 month U.S. LIBOR + 1.150% 1.3119% 3/15/36 (a)(b)(c)	217,389	207,293
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.9583% 4/10/46 (a)(b)(c)	4,058,761	4,043,288
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	2,288,536	2,331,757
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (c)	2,654,000	2,769,034
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2017-RC1 Class ASB, 3.453% 1/15/60	2,745,000	2,969,410
Series 2013-LC12 Class A1, 1.676% 7/15/46	210,195	210,212
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.8819% 6/15/46 (a)(b)(c)	3,715,706	3,709,585
sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	292,804	298,960
Series 2013-C14 Class ASB, 2.977% 6/15/46	572,163	584,709
Series 2013-C16 Class ASB, 3.963% 9/15/46	649,392	678,579
Series 2014-C20 Class ASB, 3.638% 5/15/47	1,196,775	1,249,277
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $161,149,009)		161,032,756

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $7,579,687)	7,565,000	7,795,884

Bank Notes - 1.9%
BBVA U.S.A.:
2.875% 6/29/22	$1,344,000	$1,382,710
3.5% 6/11/21	4,129,000	4,213,363
Citibank NA:
2.844% 5/20/22 (a)	6,231,000	6,339,927
3.165% 2/19/22 (a)	1,642,000	1,663,313
Discover Bank 3.35% 2/6/23	5,000,000	5,301,373
First Republic Bank 1.912% 2/12/24 (a)	2,271,000	2,337,878
KeyBank NA 3.3% 2/1/22	1,402,000	1,459,921
RBS Citizens NA 3.25% 2/14/22	1,028,000	1,066,874
Synchrony Bank 3.65% 5/24/21	2,999,000	3,044,272
Truist Bank:
2.8% 5/17/22	5,937,000	6,176,477
3.502% 8/2/22 (a)	4,421,000	4,545,400
Wells Fargo Bank NA 2.897% 5/27/22 (a)	7,000,000	7,127,195
TOTAL BANK NOTES
(Cost $43,604,892)		44,658,703
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.12% (i)
(Cost $19,285,131)	19,281,274	19,285,131
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $2,334,543,211)		2,379,940,205
NET OTHER ASSETS (LIABILITIES) - 0.6%		13,542,275
NET ASSETS - 100%		$2,393,482,480

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	617	Dec. 2020	$136,323,258	$22,892	$22,892

The notional amount of futures purchased as a percentage of Net Assets is 5.7%

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $568,505,876 or 23.8% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $301,686.

 (f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Level 3 security

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$133,807
Total	$133,807

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,396,439,705	$--	$1,396,439,705	$--
U.S. Government and Government Agency Obligations	261,930,182	--	261,930,182	--
U.S. Government Agency - Mortgage Securities	55,284,624	--	55,284,624	--
Asset-Backed Securities	398,430,131	--	398,430,131	--
Collateralized Mortgage Obligations	35,083,089	--	35,083,089	--
Commercial Mortgage Securities	161,032,756	--	161,032,756	--
Municipal Securities	7,795,884	--	7,795,884	--
Bank Notes	44,658,703	--	44,658,703	--
Money Market Funds	19,285,131	19,285,131	--	--
Total Investments in Securities:	$2,379,940,205	$19,285,131	$2,360,655,074	$--
Derivative Instruments:
Assets
Futures Contracts	$22,892	$22,892	$--	$--
Total Assets	$22,892	$22,892	$--	$--
Total Derivative Instruments:	$22,892	$22,892	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$22,892	$0
Total Interest Rate Risk	22,892	0
Total Value of Derivatives	$22,892	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.4%
United Kingdom	4.6%
Canada	2.6%
Netherlands	1.4%
Japan	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,315,258,080)	$2,360,655,074
Fidelity Central Funds (cost $19,285,131)	19,285,131
Total Investment in Securities (cost $2,334,543,211)		$2,379,940,205
Receivable for investments sold		2,756,081
Interest receivable		11,412,096
Distributions receivable from Fidelity Central Funds		2,642
Total assets		2,394,111,024
Liabilities
Payable for investments purchased on a delayed delivery basis	$618,461
Other payables and accrued expenses	10,083
Total liabilities		628,544
Net Assets		$2,393,482,480
Net Assets consist of:
Paid in capital		$2,342,422,141
Total accumulated earnings (loss)		51,060,339
Net Assets		$2,393,482,480
Net Asset Value, offering price and redemption price per share ($2,393,482,480 ÷ 233,138,159 shares)		$10.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$56,554,858
Income from Fidelity Central Funds		133,807
Total income		56,688,665
Expenses
Custodian fees and expenses	$34,373
Independent trustees' fees and expenses	7,277
Commitment fees	5,333
Total expenses before reductions	46,983
Expense reductions	(4,091)
Total expenses after reductions		42,892
Net investment income (loss)		56,645,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,768,842
Fidelity Central Funds	266
Futures contracts	3,075,998
Total net realized gain (loss)		15,845,106
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	23,596,340
Futures contracts	(48,969)
Total change in net unrealized appreciation (depreciation)		23,547,371
Net gain (loss)		39,392,477
Net increase (decrease) in net assets resulting from operations		$96,038,250

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,645,773	$51,541,330
Net realized gain (loss)	15,845,106	(2,543,884)
Change in net unrealized appreciation (depreciation)	23,547,371	43,670,442
Net increase (decrease) in net assets resulting from operations	96,038,250	92,667,888
Distributions to shareholders	(56,462,364)	(52,482,070)
Share transactions
Proceeds from sales of shares	1,095,309,117	477,539,576
Reinvestment of distributions	55,839,512	52,482,070
Cost of shares redeemed	(667,303,341)	(813,538,504)
Net increase (decrease) in net assets resulting from share transactions	483,845,288	(283,516,858)
Total increase (decrease) in net assets	523,421,174	(243,331,040)
Net Assets
Beginning of period	1,870,061,306	2,113,392,346
End of period	$2,393,482,480	$1,870,061,306
Other Information
Shares
Sold	108,656,445	47,809,329
Issued in reinvestment of distributions	5,517,734	5,278,353
Redeemed	(66,298,656)	(81,838,297)
Net increase (decrease)	47,875,523	(28,750,615)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Short-Term Credit Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$9.88	$10.01	$10.03	$9.95
Income from Investment Operations
Net investment income (loss)A	.252	.272	.214	.131	.114
Net realized and unrealized gain (loss)	.180	.216	(.133)	(.013)	.081
Total from investment operations	.432	.488	.081	.118	.195
Distributions from net investment income	(.252)	(.278)	(.211)	(.131)	(.108)
Distributions from net realized gain	–	–	–	(.007)	(.007)
Total distributions	(.252)	(.278)	(.211)	(.138)	(.115)
Net asset value, end of period	$10.27	$10.09	$9.88	$10.01	$10.03
Total ReturnB	4.35%	5.02%	.82%	1.19%	1.98%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.34%	.45%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.34%	.45%
Expenses net of all reductions	- %E	- %E	- %E	.34%	.45%
Net investment income (loss)	2.49%	2.74%	2.16%	1.32%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$2,393,482	$1,870,061	$2,113,392	$2,113,689	$1,022,609
Portfolio turnover rateF	62%G	67%	52%H	70%	112%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Series Short-Term Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,258,722
Gross unrealized depreciation	(2,789,044)
Net unrealized appreciation (depreciation)	$46,469,678
Tax Cost	$2,333,470,527

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,590,662
Net unrealized appreciation (depreciation) on securities and other investments	$46,469,678

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$56,462,364	$ 52,482,070

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Short-Term Credit Fund	814,039,937	885,180,872

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest and cash valued at $596,428,696 in exchange for 59,169,513 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Short-Term Credit Fund	$5,333

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,091.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Short-Term Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Short-Term Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Series Short-Term Credit Fund	- %-C
Actual		$1,000.00	$1,020.50	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Short-Term Credit Fund voted to pay on October 5, 2020 to shareholders of record at the opening of business on October 2, 2020, a distribution of $0.019 per share derived from capital gains realized from sales of portfolio securities.

A total of 4.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

SS1-ANN-1020
1.9863239.105

Fidelity® Short-Term Bond Fund

Annual Report

August 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	2.17%	1.79%	1.56%
Class M (incl. 1.50% sales charge)	2.16%	1.78%	1.55%
Class C (incl. contingent deferred sales charge)	1.73%	1.37%	1.35%
Fidelity® Short-Term Bond Fund	3.82%	2.25%	1.79%
Class I	3.88%	2.22%	1.77%
Class Z	3.91%	2.25%	1.79%

 Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class M shares bear a 0.15% 12b-1 fee. The initial offering of Class M shares took place on July 12, 2016. Returns prior to July 12,2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2106. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on July 12, 2016. Returns prior to july 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between July 12, 2016 and October 2, 2018, are those of Class I. Returns prior to July 12, 2016 are those of Fidelity Short-Term Bond Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund, a class of the fund, on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,938	Fidelity® Short-Term Bond Fund
$11,711	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers David DeBiase and David Prothro:  For the fiscal year ending August 31, 2020, the fund's share classes (excluding sales charges, if applicable) posted returns of roughly 3% to 4%, net of fees, compared with the 3.66% gain of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. Sector allocations aided the fund’s relative result, including our decision to overweight corporate bonds, underweight U.S. Treasury securities and hold a non-benchmark stake in Treasury futures. Among corporates, overweighting the bonds of financial institutions and consumer-related companies helped on a relative basis, as did picks among the bonds of energy firms. The fund’s cash position also helped versus the benchmark, especially in a volatile spring. Lastly, non-index stakes in commercial mortgage-backed securities, mortgage-backed securities, and asset-backed securities made a relative contribution. Conversely, a small stake in firms tied to aviation, which faced pressure as flight volumes ebbed due to the spread of COVID-19, stood out to the downside. In addition, our positioning along the yield curve held back the fund’s relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:   On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	21.8%
AAA	20.8%
AA	5.6%
A	23.1%
BBB	22.0%
BB and Below	3.0%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	50.2%
U.S. Government and U.S. Government Agency Obligations	21.8%
Asset-Backed Securities	15.2%
CMOs and Other Mortgage Related Securities	7.3%
Municipal Bonds	0.3%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 12.3%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 50.2%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.:
2.946% 3/15/22	$2,544	$2,644
5.15% 9/15/23	6,590	7,487
		10,131
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	16,355	17,428
Comcast Corp.:
3.1% 4/1/25	529	586
3.125% 7/15/22	6,590	6,925
Time Warner Cable, Inc.:
4% 9/1/21	6,330	6,477
4.125% 2/15/21	13,809	13,908
		45,324
Wireless Telecommunication Services - 0.5%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.9064% 3/22/22 (a)(b)	13,093	13,180
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (c)	10,470	11,567
		24,747

TOTAL COMMUNICATION SERVICES		80,202

CONSUMER DISCRETIONARY - 3.2%
Automobiles - 2.1%
BMW U.S. Capital LLC 3.45% 4/12/23 (c)	18,127	19,366
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 1.1801% 2/15/22 (a)(b)(c)	13,551	13,585
2.3% 2/12/21 (c)	13,461	13,560
3.35% 5/4/21 (c)	13,461	13,703
General Motors Financial Co., Inc.:
3.55% 4/9/21	6,251	6,356
4.2% 3/1/21	5,384	5,457
4.2% 11/6/21	28,279	29,244
Volkswagen Group of America Finance LLC:
2.5% 9/24/21 (c)	3,833	3,911
2.9% 5/13/22 (c)	5,122	5,315
		110,497
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	8,153	8,254
Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp. 1.3% 5/7/22	2,679	2,721
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	7,274	7,312
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 0.8% 6/3/25	6,344	6,428
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	4,435	4,580
Multiline Retail - 0.0%
Target Corp. 2.25% 4/15/25	1,457	1,562
Specialty Retail - 0.2%
The Home Depot, Inc. 3 month U.S. LIBOR + 0.310% 0.66% 3/1/22 (a)(b)	5,000	5,008
TJX Companies, Inc. 3.5% 4/15/25	3,251	3,628
		8,636
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. 2.4% 3/27/25	623	671
VF Corp. 2.05% 4/23/22	13,965	14,319
		14,990

TOTAL CONSUMER DISCRETIONARY		164,980

CONSUMER STAPLES - 3.1%
Beverages - 0.7%
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 0.9801% 11/15/21 (a)(b)	12,276	12,277
Molson Coors Beverage Co. 3.5% 5/1/22	7,785	8,139
PepsiCo, Inc. 2.25% 3/19/25	7,356	7,899
The Coca-Cola Co. 2.95% 3/25/25	6,182	6,839
		35,154
Food Products - 0.8%
Conagra Brands, Inc. 3.8% 10/22/21	13,461	13,964
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (a)(b)	8,974	8,997
Mondelez International, Inc.:
0.625% 7/1/22	14,000	14,064
2.125% 4/13/23	5,219	5,426
		42,451
Tobacco - 1.6%
Altria Group, Inc.:
2.35% 5/6/25	1,890	2,010
2.85% 8/9/22	10,769	11,241
3.49% 2/14/22	3,848	4,014
BAT Capital Corp. 3.222% 8/15/24	10,000	10,784
BAT International Finance PLC 3.5% 6/15/22 (c)	8,757	9,198
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (c)	10,993	11,612
3.75% 7/21/22 (c)	9,064	9,468
Philip Morris International, Inc.:
1.125% 5/1/23	8,918	9,078
2.625% 2/18/22	3,642	3,753
2.875% 5/1/24	9,916	10,698
		81,856

TOTAL CONSUMER STAPLES		159,461

ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
Canadian Natural Resources Ltd. 2.05% 7/15/25	6,720	6,886
Cenovus Energy, Inc. 3% 8/15/22	8,646	8,786
Chevron Corp. 1.141% 5/11/23	9,381	9,577
Chevron U.S.A., Inc. 0.426% 8/11/23	6,127	6,143
Energy Transfer Partners LP:
3.6% 2/1/23	5,683	5,904
4.2% 9/15/23	2,896	3,072
Enterprise Products Operating LP:
2.8% 2/15/21	3,906	3,949
5.2% 9/1/20	2,765	2,765
Equinor ASA 1.75% 1/22/26	2,099	2,199
Kinder Morgan Energy Partners LP 3.5% 9/1/23	5,558	5,965
Kinder Morgan, Inc. 3.15% 1/15/23	9,563	10,053
Marathon Petroleum Corp. 4.5% 5/1/23	10,580	11,515
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (a)(b)	2,109	2,109
1.75% 3/1/26	15,000	14,995
4.5% 7/15/23	1,710	1,851
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (a)(b)	5,304	5,187
2.7% 8/15/22	1,242	1,221
2.9% 8/15/24	4,103	3,775
3.125% 2/15/22	2,685	2,645
Phillips 66 Co.:
3 month U.S. LIBOR + 0.600% 0.8338% 2/26/21 (a)(b)	10,290	10,283
3.7% 4/6/23	8,209	8,836
3.85% 4/9/25	12,000	13,416
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,387	9,649
Schlumberger Investment SA 3.3% 9/14/21 (c)	9,019	9,195
Shell International Finance BV:
2.375% 4/6/25	5,573	5,986
3.5% 11/13/23	2,726	2,979
Suncor Energy, Inc. 3.6% 12/1/24	12,000	13,228
Valero Energy Corp. 2.7% 4/15/23	1,481	1,548
Western Gas Partners LP:
3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (a)(b)	3,814	3,624
4.1% 2/1/25	6,143	6,128
5.375% 6/1/21	17,499	17,674
Williams Partners LP:
3.6% 3/15/22	15,995	16,610
4% 11/15/21	5,000	5,160
		232,913
FINANCIALS - 27.9%
Banks - 14.8%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 0.6818% 1/19/21 (a)(b)(c)	3,590	3,595
3.4% 8/27/21 (c)	15,638	16,073
Bank of America Corp.:
2.328% 10/1/21 (a)	7,000	7,011
2.738% 1/23/22 (a)	10,000	10,090
3.004% 12/20/23 (a)	36,922	38,912
3.124% 1/20/23 (a)	4,487	4,645
Bank of Nova Scotia 0.8% 6/15/23	16,500	16,602
Banque Federative du Credit Mutuel SA 2.5% 4/13/21 (c)	8,974	9,092
Barclays Bank PLC 1.7% 5/12/22	2,556	2,603
Barclays PLC:
2.852% 5/7/26 (a)	7,265	7,671
3.25% 1/12/21	6,154	6,215
BNP Paribas SA 3.5% 3/1/23 (c)	30,741	32,735
BPCE SA 2.75% 12/2/21	4,487	4,619
Canadian Imperial Bank of Commerce 0.95% 6/23/23	24,970	25,272
Capital One Bank NA 2.014% 1/27/23 (a)	20,000	20,378
Capital One NA 2.15% 9/6/22	3,444	3,550
Citibank NA 3 month U.S. LIBOR + 0.600% 0.853% 5/20/22 (a)(b)	11,280	11,316
Citigroup, Inc.:
2.312% 11/4/22 (a)	20,125	20,530
2.75% 4/25/22	8,974	9,298
3.106% 4/8/26 (a)	10,000	10,850
3.142% 1/24/23 (a)	10,858	11,235
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	17,479	17,810
Danske Bank A/S 3.875% 9/12/23 (c)	11,307	12,204
HSBC Holdings PLC:
1.645% 4/18/26 (a)	10,137	10,217
3.262% 3/13/23 (a)	11,141	11,586
Huntington National Bank:
3 month U.S. LIBOR + 0.550% 0.799% 2/5/21 (a)(b)	8,974	8,989
3.25% 5/14/21	10,769	10,966
ING Groep NV 3.15% 3/29/22	18,262	18,997
JPMorgan Chase & Co.:
1.514% 6/1/24 (a)	20,810	21,281
3.207% 4/1/23 (a)	8,974	9,359
3.514% 6/18/22 (a)	37,819	38,758
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 0.732% 5/7/21 (a)(b)	10,903	10,930
Lloyds Banking Group PLC:
1.326% 6/15/23 (a)	3,126	3,156
2.907% 11/7/23 (a)	17,595	18,393
Mitsubishi UFJ Financial Group, Inc.:
2.193% 2/25/25	13,590	14,293
2.623% 7/18/22	6,282	6,535
3.218% 3/7/22	9,692	10,095
3.535% 7/26/21	10,769	11,071
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 1.4534% 9/13/21 (a)(b)	16,153	16,312
PNC Bank NA:
1.743% 2/24/23 (a)	9,325	9,507
2.028% 12/9/22 (a)	7,785	7,941
Regions Financial Corp.:
2.25% 5/18/25	5,883	6,246
2.75% 8/14/22	10,303	10,729
Royal Bank of Canada:
1.6% 4/17/23	10,000	10,329
2.55% 7/16/24	12,767	13,725
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (a)	7,909	8,188
3.875% 9/12/23	21,153	22,953
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	10,769	11,585
4.45% 12/3/21	9,467	9,861
Svenska Handelsbanken AB 0.625% 6/30/23 (c)	15,400	15,453
Synovus Bank 2.289% 2/10/23 (a)	3,071	3,120
The Toronto-Dominion Bank:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.5682% 1/27/23 (a)(b)	20,700	20,746
0.75% 6/12/23	25,000	25,253
Wells Fargo & Co.:
1.654% 6/2/24 (a)	12,240	12,514
2.164% 2/11/26 (a)	30,000	31,289
Wells Fargo Bank NA 2.082% 9/9/22 (a)	10,000	10,157
Zions Bancorp NA:
3.35% 3/4/22	3,998	4,126
3.5% 8/27/21	9,891	10,111
		767,077
Capital Markets - 5.4%
Credit Suisse AG:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.450% 0.5355% 2/4/22 (a)(b)	13,150	13,173
1% 5/5/23	12,000	12,177
2.1% 11/12/21	7,805	7,971
2.8% 4/8/22	5,197	5,399
Credit Suisse Group AG 3.574% 1/9/23 (c)	8,974	9,318
Deutsche Bank AG New York Branch:
3.15% 1/22/21	17,576	17,718
3.375% 5/12/21	9,783	9,933
Goldman Sachs Group, Inc.:
2.35% 11/15/21	3,379	3,393
2.876% 10/31/22 (a)	17,948	18,416
2.905% 7/24/23 (a)	18,725	19,511
3% 4/26/22	22,614	22,984
Intercontinental Exchange, Inc. 0.7% 6/15/23	10,423	10,489
Moody's Corp. 2.75% 12/15/21	3,564	3,668
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1878% 7/22/22 (a)(b)	8,974	9,032
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.7889% 1/20/23 (a)(b)	20,000	20,039
2.5% 4/21/21	5,000	5,070
2.625% 11/17/21	24,358	25,014
3.737% 4/24/24 (a)	8,974	9,696
4% 7/23/25	10,000	11,443
State Street Corp. 2.825% 3/30/23 (a)(c)	603	625
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.681% 11/1/21 (a)(b)	13,461	13,509
UBS AG London Branch 1.75% 4/21/22 (c)	17,000	17,346
UBS Group AG 1.008% 7/30/24 (a)(c)	12,508	12,577
		278,501
Consumer Finance - 4.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.125% 7/3/23	3,704	3,761
4.45% 12/16/21	2,758	2,811
4.875% 1/16/24	3,000	3,093
Ally Financial, Inc.:
3.05% 6/5/23	8,535	8,857
5.125% 9/30/24	9,360	10,474
American Express Co.:
3 month U.S. LIBOR + 0.610% 0.861% 8/1/22 (a)(b)	15,000	15,108
2.65% 12/2/22	5,000	5,248
2.75% 5/20/22	12,149	12,610
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 0.9383% 7/30/21 (a)(b)(c)	10,262	9,934
3 month U.S. LIBOR + 0.950% 1.3% 6/1/21 (a)(b)(c)	9,838	9,585
Capital One Financial Corp. 2.6% 5/11/23	6,682	7,007
Ford Motor Credit Co. LLC:
3.087% 1/9/23	10,160	10,098
3.336% 3/18/21	23,229	23,287
4.14% 2/15/23	5,384	5,490
GE Capital International Funding Co. 2.342% 11/15/20	14,507	14,565
John Deere Capital Corp.:
0.7% 7/5/23	5,415	5,467
3.125% 9/10/21	8,974	9,238
Synchrony Financial:
2.85% 7/25/22	1,400	1,441
4.25% 8/15/24	14,053	15,088
4.375% 3/19/24	12,028	12,979
Toyota Motor Credit Corp.:
1.15% 5/26/22	12,000	12,189
2.9% 3/30/23	10,814	11,500
		209,830
Diversified Financial Services - 0.9%
AIG Global Funding:
0.8% 7/7/23 (c)	3,905	3,935
2.3% 7/1/22 (c)	3,795	3,912
3.35% 6/25/21 (c)	8,974	9,199
BP Capital Markets America, Inc.:
2.937% 4/6/23	3,120	3,311
4.742% 3/11/21	10,000	10,237
Brixmor Operating Partnership LP 3.875% 8/15/22	11,745	12,199
Equitable Holdings, Inc. 3.9% 4/20/23	936	1,008
USAA Capital Corp. 1.5% 5/1/23 (c)	2,051	2,111
		45,912
Insurance - 2.7%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.8264% 9/20/21 (a)(b)(c)	10,732	10,736
American International Group, Inc. 2.5% 6/30/25	10,000	10,693
Aon Corp. 2.2% 11/15/22	5,445	5,641
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (c)	5,253	5,249
Marsh & McLennan Companies, Inc. 2.75% 1/30/22	5,798	5,981
MassMutual Global Funding II 0.85% 6/9/23(c)	21,100	21,350
Metropolitan Life Global Funding I:
0.9% 6/8/23 (c)	8,453	8,557
1.95% 1/13/23 (c)	10,600	10,973
Metropolitan Tower Global Funding 0.55% 7/13/22 (c)	15,000	15,018
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.5529% 1/10/23 (a)(b)(c)	17,239	17,219
1.1% 5/5/23 (c)	5,355	5,457
Pacific Life Global Funding II 1.2% 6/24/25 (c)	8,244	8,372
Protective Life Global Funding 2.161% 9/25/20 (c)	13,615	13,632
		138,878

TOTAL FINANCIALS		1,440,198

HEALTH CARE - 3.6%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 11/21/22 (c)	13,070	13,582
3.45% 3/15/22 (c)	9,871	10,259
Upjohn, Inc. 1.125% 6/22/22 (c)	2,740	2,765
		26,606
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (a)(b)	9,444	9,448
Boston Scientific Corp. 3.45% 3/1/24	3,800	4,130
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 1.0663% 3/19/21 (a)(b)	7,740	7,742
		21,320
Health Care Providers & Services - 1.6%
Anthem, Inc. 3.125% 5/15/22	10,894	11,387
Cigna Corp.:
3 month U.S. LIBOR + 0.650% 0.949% 9/17/21 (a)(b)	4,487	4,488
3.05% 11/30/22	7,507	7,904
3.2% 9/17/20	9,243	9,254
3.4% 9/17/21	8,240	8,497
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (a)(b)	10,769	10,804
3.35% 3/9/21	12,157	12,348
Express Scripts Holding Co. 2.6% 11/30/20	2,408	2,421
Humana, Inc. 2.5% 12/15/20	6,802	6,841
UnitedHealth Group, Inc. 3.35% 7/15/22	8,974	9,475
		83,419
Pharmaceuticals - 1.1%
Bayer U.S. Finance II LLC:
3.5% 6/25/21 (c)	13,461	13,754
4.25% 12/15/25 (c)	10,050	11,534
Bristol-Myers Squibb Co. 2.6% 5/16/22	9,915	10,306
Elanco Animal Health, Inc. 4.912% 8/27/21 (a)	6,252	6,400
Mylan NV 3.125% 1/15/23 (c)	9,649	10,186
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	1,425	1,454
Zoetis, Inc. 3.45% 11/13/20	1,533	1,538
		55,172

TOTAL HEALTH CARE		186,517

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. 2.08% 10/15/20	10,176	10,198
The Boeing Co. 4.875% 5/1/25	7,020	7,636
		17,834
Airlines - 0.4%
Delta Air Lines, Inc.:
2.9% 10/28/24	11,316	10,391
3.4% 4/19/21	7,587	7,605
		17,996
Industrial Conglomerates - 0.3%
Honeywell International, Inc. 0.483% 8/19/22	13,459	13,489
Roper Technologies, Inc. 0.45% 8/15/22 (d)	1,401	1,402
		14,891
Machinery - 0.4%
Caterpillar Financial Services Corp. 0.95% 5/13/22	15,000	15,157
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.7538% 4/5/23 (a)(b)(c)	7,542	7,537
		22,694
Road & Rail - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (c)	1,448	1,401
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.5% 3/1/21	5,880	5,913
3.5% 1/15/22	9,153	9,355
International Lease Finance Corp. 5.875% 8/15/22	10,769	11,666
		26,934

TOTAL INDUSTRIALS		101,750

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment & Components - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (c)	15,650	17,283
IT Services - 0.4%
PayPal Holdings, Inc. 1.35% 6/1/23	5,011	5,127
The Western Union Co.:
2.85% 1/10/25	2,360	2,493
4.25% 6/9/23	8,974	9,715
		17,335
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 2.497% 4/24/23	6,272	6,549
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	10,686	10,810

TOTAL INFORMATION TECHNOLOGY		51,977

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (c)	6,009	6,376
The Mosaic Co. 3.25% 11/15/22	3,396	3,544
		9,920
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	4,439	4,513
Crown Castle International Corp. 1.35% 7/15/25	1,042	1,059
Welltower, Inc. 3.625% 3/15/24	4,880	5,276
		10,848
Real Estate Management & Development - 0.1%
Digital Realty Trust LP 2.75% 2/1/23	4,161	4,360

TOTAL REAL ESTATE		15,208

UTILITIES - 2.9%
Electric Utilities - 1.8%
American Electric Power Co., Inc. 2.15% 11/13/20	6,837	6,862
Duke Energy Corp. 1.8% 9/1/21	3,406	3,452
Eversource Energy 2.5% 3/15/21	6,629	6,694
Exelon Corp. 3.497% 6/1/22 (a)	9,472	9,918
FirstEnergy Corp.:
1.6% 1/15/26	1,112	1,102
2.05% 3/1/25	6,171	6,296
Florida Power & Light Co.:
3 month U.S. LIBOR + 0.380% 0.6406% 7/28/23 (a)(b)	12,410	12,422
2.85% 4/1/25	2,819	3,100
ITC Holdings Corp. 2.7% 11/15/22	6,839	7,142
NextEra Energy Capital Holdings, Inc.:
2.403% 9/1/21	10,000	10,211
2.75% 5/1/25	9,655	10,500
2.9% 4/1/22	9,943	10,330
Virginia Electric & Power Co. 2.75% 3/15/23	5,384	5,661
		93,690
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	2,197	2,351
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	1,500	1,524
Multi-Utilities - 1.1%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	10,202	10,278
Dominion Energy, Inc. 2.715% 8/15/21	7,821	7,982
DTE Energy Co. 2.25% 11/1/22	12,055	12,483
NiSource, Inc. 0.95% 8/15/25	4,433	4,444
WEC Energy Group, Inc.:
3.1% 3/8/22	7,805	8,117
3.375% 6/15/21	11,229	11,502
		54,806

TOTAL UTILITIES		152,371

TOTAL NONCONVERTIBLE BONDS
(Cost $2,533,099)		2,595,497

U.S. Treasury Obligations - 18.5%
U.S. Treasury Notes:
0.25% 7/31/25	$100,000	$99,914
0.375% 4/30/25	99,343	99,890
2.125% 3/31/24 (e)	380,121	406,377
2.375% 8/15/24	324,608	352,263
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $923,864)		958,444

U.S. Government Agency - Mortgage Securities - 2.5%
Fannie Mae - 0.8%
3% 12/1/31	5,853	6,166
3.5% 9/1/29	3,495	3,816
4.5% 3/1/39 to 9/1/49	23,550	25,910
5.5% 11/1/34	3,234	3,731
7.5% 11/1/31	1	1

TOTAL FANNIE MAE		39,624

Freddie Mac - 1.7%
2% 1/1/32	33,925	35,450
2.5% 11/1/28	24,824	26,071
3% 5/1/29	26,432	27,854
4% 4/1/26	546	579
8.5% 5/1/26 to 7/1/28	50	57

TOTAL FREDDIE MAC		90,011

Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	356	406
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $126,532)		130,041

Asset-Backed Securities - 15.2%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$407	$406
Ally Auto Receivables Trust Series 2019-4 Class A2, 1.93% 10/17/22	5,744	5,773
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	11,110	11,217
Series 2018-2 Class A, 3.29% 5/15/23	12,492	12,758
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (c)	1,608	1,612
American Express Credit Account Master Trust:
Series 2018-4 Class A, 2.99% 12/15/23	9,934	10,125
Series 2018-6 Class A, 3.06% 2/15/24	8,974	9,193
Bank of America Credit Card Master Trust Series 2018-A1 Class A1, 2.7% 7/17/23	12,563	12,702
Bank of The West Auto Trust:
Series 2018-1 Class A3, 3.43% 12/15/22 (c)	3,203	3,244
Series 2019-1 Class A2, 2.4% 10/17/22 (c)	1,451	1,460
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (c)	8,938	9,105
BMW Vehicle Lease Trust Series 2019-1 Class A3, 2.84% 11/22/21	6,845	6,896
Canadian Pacer Auto Receivables Trust:
Series 2018-1A Class A3, 3% 11/19/21 (c)	2,061	2,071
Series 2018-2A Class A3, 3.27% 12/19/22 (c)	6,701	6,804
Series 2019-1A Class A2, 2.78% 3/21/22 (c)	3,169	3,184
Capital One Multi-Asset Execution Trust Series 2019-A1 Class A1, 2.84% 12/15/24	13,005	13,485
CarMax Auto Owner Trust:
Series 2017-3 Class A3, 1.97% 4/15/22	1,159	1,164
Series 2017-4 Class A3, 2.11% 10/17/22	1,870	1,882
Series 2018-2 Class A3, 2.98% 1/17/23	4,037	4,101
Series 2018-4 Class A3, 3.36% 9/15/23	5,966	6,128
Series 2019-1 Class A3, 3.05% 3/15/24	8,053	8,283
Series 2019-4 Class A2A, 2.01% 3/15/23	2,555	2,576
Series 2020-3 Class A2A, 0.49% 6/15/23	10,000	10,001
Carvana Auto Receivables Trust Series 2019-4A Class A2, 2.2% 7/15/22 (c)	712	715
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (c)	1,227	1,231
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.310% 0.4719% 11/15/29 (a)(b)(c)	2,231	2,230
Series 2018-1A Class A1, 3.04% 4/15/30 (c)	3,427	3,484
Series 2018-3A Class A1, 3.39% 1/15/31 (c)	3,971	4,103
Series 2019-1A Class A1, 2.94% 4/15/31 (c)	6,065	6,202
Series 2020-1A Class A1, 0.87% 8/16/32 (c)	8,782	8,806
Citibank Credit Card Issuance Trust Series 2018-A1 Class A1, 2.49% 1/20/23	12,919	13,031
CNH Equipment Trust:
Series 2018-A Class A3, 3.12% 7/17/23	6,296	6,407
Series 2019-C Class A2, 1.99% 3/15/23	2,485	2,503
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (c)	2,197	2,200
Consumer Loan Underlying Bond (CLUB) Credit Trust Series 2020-P1 Class A, 2.26% 3/15/28 (c)	10,173	10,217
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (c)	947	949
Series 2018-P3 Class A, 3.82% 1/15/26 (c)	2,938	2,961
Series 2019-HP1 Class A, 2.59% 12/15/26 (c)	9,228	9,307
Series 2019-P1 Class A, 2.94% 7/15/26 (c)	1,548	1,557
Series 2019-P2 Class A, 2.47% 10/15/26 (c)	5,869	5,896
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 0.6751% 7/25/34 (a)(b)	234	219
Dell Equipment Finance Trust:
Series 2018-1 Class A3, 3.18% 6/22/23 (c)	1,666	1,677
Series 2018-2 Class A3, 3.37% 10/22/23 (c)	3,855	3,896
Series 2019-1 Class A2, 2.78% 8/23/21 (c)	3,310	3,326
Series 2019-2:
Class A2, 1.95% 12/22/21 (c)	9,828	9,890
Class A3, 1.91% 10/22/24 (c)	4,242	4,300
Discover Card Master Trust:
Series 2019-A1 Class A1, 3.04% 7/15/24	9,508	9,863
Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 0.4319% 12/15/23 (a)(b)	17,948	17,978
DLL Securitization Trust:
Series 2017-A Class A3, 2.14% 12/15/21 (c)	1,670	1,673
Series 2018-ST2 Class A3, 3.46% 1/20/22 (c)	4,073	4,123
Series 2019-MA2 Class A2, 2.27% 5/20/22 (c)	3,966	3,985
Series 2019-MT3:
Class A2, 2.13% 1/20/22 (c)	8,914	8,967
Class A3, 2.08% 2/21/23 (c)	4,062	4,141
Drive Auto Receivables Trust Series 2019-4 Class A2A, 2.32% 6/15/22	1,452	1,455
DT Auto Owner Trust:
Series 2019-3A Class A, 2.55% 8/15/22 (c)	2,548	2,558
Series 2019-4A Class A, 2.17% 5/15/23 (c)	4,792	4,826
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (c)	4,637	4,724
Series 2020-1 Class A2, 1.78% 12/22/25 (c)	15,000	15,239
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	669	670
Ford Credit Auto Lease Trust:
Series 2019-B Class A2A, 2.28% 2/15/22	4,729	4,751
Series 2020-A Class A3, 1.85% 3/15/23	14,751	14,975
Series 2020-B Class A3, 0.62% 8/15/23	10,442	10,484
Ford Credit Auto Owner Trust:
Series 2019-A Class A3, 2.78% 9/15/23	3,000	3,077
Series 2020-B Class A, 0.5% 2/15/23	12,630	12,654
Ford Credit Floorplan Master Owner Trust:
Series 2017-2 Class A1, 2.16% 9/15/22	10,930	10,936
Series 2018-1 Class A1, 2.95% 5/15/23	9,871	10,035
GM Financial Automobile Leasing Trust:
Series 2019-1 Class A3, 2.98% 12/20/21	5,478	5,521
Series 2019-2 Class A3, 2.67% 3/21/22	3,565	3,601
Series 2020-1 Class A2A, 1.67% 4/20/22	3,627	3,649
GM Financial Consumer Automobile Receivables Trust:
Series 2017-2A Class A3, 1.86% 12/16/21 (c)	1,185	1,187
Series 2020-3 Class A2, 0.35% 7/17/23	10,000	10,003
GM Financial Securitized Term Automobile Receivables Trust 2.32% 7/18/22	2,121	2,135
GMF Floorplan Owner Revolving Trust Series 2018-2 Class A2, 3.13% 3/15/23 (c)	9,549	9,682
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 1.8751% 6/25/34 (a)(b)	9	9
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (c)	10,054	10,138
Series 2020-2A Class A2, 0.65% 7/22/30 (c)	14,320	14,329
Hyundai Auto Lease Securitization Trust Series 2020-A Class A3, 1.95% 7/17/23 (c)	6,569	6,705
Hyundai Auto Receivables Trust:
Series 2018-A Class A3, 2.79% 7/15/22	3,936	3,976
Series 2020-B Class A2, 0.38% 3/15/23	10,000	10,011
John Deere Owner Trust:
Series 2018-A Class A3, 2.66% 4/18/22	3,312	3,334
Series 2019-B Class A2, 2.28% 5/16/22	4,745	4,770
Series 2020-A Class A2, 1.01% 1/17/23	6,359	6,388
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (c)	8,886	9,023
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(c)	4,308	4,365
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (c)	1,988	2,004
Series 2020-1A Class A, 2.24% 3/15/30 (c)	1,322	1,332
Mercedes-Benz Auto Lease Trust:
Series 2019-A Class A3, 3.1% 11/15/21	4,847	4,887
Series 2019-B Class A3, 2% 10/17/22	11,845	12,012
Series 2020-A Class A3, 1.84% 12/15/22	6,142	6,247
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	13,985	13,998
MMAF Equipment Finance LLC Series 2019-B:
Class A2, 2.07% 10/12/22 (c)	6,033	6,090
Class A3, 2.01% 12/12/24 (c)	8,010	8,267
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 0.8051% 9/25/23 (a)(b)(c)	9,430	9,428
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.4201% 1/25/36 (a)(b)	720	718
Prosper Marketplace Issuance Trust Series 2019-4A Class A, 2.48% 2/17/26 (c)	799	802
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (c)	5,868	5,962
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (c)	2,298	2,305
Santander Retail Auto Lease Trust:
Series 2019-A Class A3, 2.77% 6/20/22 (c)	6,350	6,486
Series 2019-B Class A2A, 2.29% 4/20/22 (c)	8,076	8,151
Series 2019-C Class A2A, 1.89% 9/20/22 (c)	8,977	9,066
Securitized Term Auto Receivables Trust:
Series 2018-2A Class A3 3.325% 8/25/22 (c)	8,241	8,344
Series 2019-1A Class A3, 2.986% 2/27/23 (c)	5,991	6,090
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.8634% 12/15/25 (a)(b)(c)	8,393	8,340
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (c)	5,374	5,434
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (a)(b)	263	242
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (c)	5,042	5,049
Class A3, 0.68% 12/20/23 (c)	5,738	5,739
Tesla Auto Lease Trust Series 2019-A Class A2, 2.13% 4/20/22 (c)	13,999	14,161
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (c)	4,298	4,622
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (c)	7,307	7,542
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	4,479	4,537
Series 2019-A Class A3, 2.91% 7/17/23	5,000	5,123
Series 2019-C Class A3, 1.91% 9/15/23	2,450	2,505
Series 2020-C Class A3, 0.44% 10/15/24	12,000	12,010
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.8638% 4/6/42 (a)(b)(c)	261	171
Upgrade Receivables Trust Series 2019-2A Class A, 2.77% 10/15/25 (c)	1,702	1,707
Verizon Owner Trust:
Series 2017-3A Class A1A, 2.06% 4/20/22 (c)	1,731	1,735
Series 2018-A Class A1A, 3.23% 4/20/23	11,617	11,830
Series 2020-A Class A1A, 1.85% 7/22/24	12,073	12,402
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	5,002	5,080
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (c)	5,309	5,434
Series 2019-2A Class A3, 2.04% 11/15/23 (c)	6,015	6,150
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 0.6819% 7/17/23 (a)(b)(c)	11,854	11,817
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (c)	2,121	2,134
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	9,658	9,701
Series 2020-C Class A2, 0.35% 12/15/23	10,000	10,000
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	5,307	5,405
World Omni Select Auto Trust Series 2019-A Class A2A, 2.06% 8/15/23	8,415	8,474
TOTAL ASSET-BACKED SECURITIES
(Cost $775,870)		784,750

Collateralized Mortgage Obligations - 2.3%
Private Sponsor - 1.6%
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(c)	288	288
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.7% 8/25/60 (a)(b)(c)	2,621	2,617
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 0.695% 10/15/54 (a)(b)(c)	2,707	2,708
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 1.128% 12/22/69 (a)(b)(c)	2,428	2,434
Series 2019-2A Class 1A, 2.71% 12/22/69 (c)	11,144	11,298
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.4054% 1/23/23 (a)(b)(c)	2,595	2,594
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.5258% 4/23/23 (a)(b)(c)	12,325	12,326
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (c)	1,859	1,856
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (c)	13,000	13,004
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 0.655% 7/15/58 (a)(b)(c)	5,167	5,166
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.825% 7/15/58 (a)(b)(c)	2,213	2,211
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (c)	1,729	1,756
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (c)	13,885	13,897
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (a)(b)	5	4
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.8414% 1/21/70 (a)(b)(c)	8,792	8,792

TOTAL PRIVATE SPONSOR		80,951

U.S. Government Agency - 0.7%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 0.4751% 5/25/45 (a)(b)	8,073	8,110
sequential payer Series 2001-40 Class Z, 6% 8/25/31	187	216
Series 2016-27:
Class HK, 3% 1/25/41	7,598	8,116
Class KG, 3% 1/25/40	3,698	3,961
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 0.5251% 7/25/46 (a)(b)	9,399	9,476
Freddie Mac:
sequential payer:
Series 2015-4433 Class DE, 2% 8/15/32	2,265	2,295
Series 2015-4437 Class DE, 2% 10/15/32	2,385	2,418
Series 3949 Class MK, 4.5% 10/15/34	873	963
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (f)	369	369

TOTAL U.S. GOVERNMENT AGENCY		35,924

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $116,047)		116,875

Commercial Mortgage Securities - 5.8%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (c)	3,345	3,261
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	662	662
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(c)(g)(h)	7,084	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	3,694	3,820
BX Commercial Mortgage Trust floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (a)(b)(c)	5,712	5,692
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 1.0619% 11/15/35 (a)(b)(c)	8,802	8,758
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 4/15/34 (a)(b)(c)	6,404	6,148
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (a)(b)(c)	11,618	11,605
CF Hippolyta Issuer LLC sequential payer Series 2020-1 Class A1, 1.69% 7/15/60 (c)	12,329	12,510
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.1119% 11/15/36 (a)(b)(c)	2,499	2,474
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 0.9519% 7/15/32 (a)(b)(c)	9,708	9,684
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (a)(b)(c)	9,277	8,832
Citigroup Commercial Mortgage Trust sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (c)	5,416	5,606
Series 2014-GC21 Class AAB, 3.477% 5/10/47	2,698	2,819
Series 2016-GC36 Class AAB, 3.368% 2/10/49	5,191	5,514
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	7,368	7,529
Series 2014-CR18 Class ASB, 3.452% 7/15/47	12,854	13,277
Series 2012-CR4 Class ASB, 2.436% 10/15/45	2,914	2,956
Series 2013-LC6 Class ASB, 2.478% 1/10/46	3,590	3,650
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.1419% 5/15/36 (a)(b)(c)	11,950	11,972
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (c)	1,635	1,685
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 0.9119% 7/15/32 (a)(b)(c)	11,183	10,689
Freddie Mac Series K720 Class A2, 2.716% 6/25/22	3,846	3,962
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (c)	4,543	4,711
Class A3, 3.482% 1/10/45	5,775	5,904
Series 2012-GCJ7 Class A/S, 4.085% 5/10/45	6,883	7,119
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (c)	13,332	13,645
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	8,266	8,507
Series 2017-GS8 Class A1, 2.222% 11/10/50	6,585	6,654
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	3,700	3,871
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	4,385	4,543
Series 2012-CBX Class A/S, 4.2707% 6/15/45	6,760	7,061
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (c)	12,354	12,614
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 9/15/29 (a)(b)(c)	4,826	4,707
sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	4,257	4,306
Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	5,975	6,409
Series 2013-LC11 Class A/S, 3.216% 4/15/46	5,882	6,092
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.305% 8/15/37 (a)(b)(c)	1,402	1,403
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	3,211	3,412
Series 2016-C32 Class A1, 1.968% 12/15/49	1,432	1,437
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (c)	7,292	7,345
Series 2011-C3 Class AJ, 5.4192% 7/15/49 (a)(c)	5,677	5,833
Series 2019-H7 Class A1, 2.327% 7/15/52	5,272	5,390
RETL floater Series 2019-RVP Class A, 1 month U.S. LIBOR + 1.150% 1.3119% 3/15/36 (a)(b)(c)	443	422
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.9583% 4/10/46 (a)(b)(c)	7,210	7,182
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	4,000	4,075
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2017-RC1 Class ASB, 3.453% 1/15/60	6,391	6,913
Series 2013-LC12 Class A1, 1.676% 7/15/46	349	349
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.8819% 6/15/46 (a)(b)(c)	6,603	6,592
sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	572	584
Series 2013-C14 Class ASB, 2.977% 6/15/46	5,001	5,110
Series 2014-C20 Class ASB, 3.638% 5/15/47	2,305	2,407
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $299,199)		297,702

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $13,920)	13,920	14,345

Bank Notes - 2.6%
BBVA U.S.A.:
2.875% 6/29/22	$11,751	$12,089
3.5% 6/11/21	7,239	7,387
Citibank NA:
2.844% 5/20/22 (a)	10,769	10,957
3.165% 2/19/22 (a)	14,358	14,544
Discover Bank 3.35% 2/6/23	10,250	10,868
First Republic Bank 1.912% 2/12/24 (a)	5,042	5,190
KeyBank NA 3.3% 2/1/22	2,847	2,965
RBS Citizens NA:
2.55% 5/13/21	9,057	9,181
3.25% 2/14/22	8,988	9,328
Synchrony Bank 3.65% 5/24/21	9,674	9,820
Truist Bank:
1.25% 3/9/23	12,000	12,236
2.8% 5/17/22	12,563	13,070
3.502% 8/2/22 (a)	7,635	7,850
Wells Fargo Bank NA 3.625% 10/22/21	10,000	10,359
TOTAL BANK NOTES
(Cost $132,810)		135,844
	Shares	Value (000s)

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.12% (i)
(Cost $90,547)	90,528,889	90,547
	Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 0.2%
With Mizuho Securities U.S.A., Inc. at 0.73%, dated 8/17/20 due 2/12/21 (Collateralized by Corporate Obligations valued at $10,803,285, 5.55% - 6.23%, 11/2/26 - 4/25/36)
(Cost $10,000)	10,036	10,000
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $5,021,888)		5,134,045
NET OTHER ASSETS (LIABILITIES) - 0.6%		32,562
NET ASSETS - 100%		$5,166,607

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,008	Dec. 2020	$222,713	$38	$38
CBOT 5-Year U.S. Treasury Note Contracts (United States)	386	Dec. 2020	48,648	17	17
TOTAL FUTURES CONTRACTS					$55

The notional amount of futures purchased as a percentage of Net Assets is 5.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $489,677,000.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,114,185,000 or 21.6% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $715,000.

 (f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Level 3 security

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$763
Fidelity Securities Lending Cash Central Fund	1
Total	$764

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$2,595,497	$--	$2,595,497	$--
U.S. Government and Government Agency Obligations	958,444	--	958,444	--
U.S. Government Agency - Mortgage Securities	130,041	--	130,041	--
Asset-Backed Securities	784,750	--	784,750	--
Collateralized Mortgage Obligations	116,875	--	116,875	--
Commercial Mortgage Securities	297,702	--	297,702	--
Municipal Securities	14,345	--	14,345	--
Bank Notes	135,844	--	135,844	--
Money Market Funds	90,547	90,547	--	--
Repurchase Agreements	10,000	--	10,000	--
Total Investments in Securities:	$5,134,045	$90,547	$5,043,498	$--
Derivative Instruments:
Assets
Futures Contracts	$55	$55	$--	$--
Total Assets	$55	$55	$--	$--
Total Derivative Instruments:	$55	$55	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$55	$0
Total Interest Rate Risk	55	0
Total Value of Derivatives	$55	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.7%
United Kingdom	3.6%
Canada	3.5%
Japan	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including repurchase agreements of $10,000) — See accompanying schedule: Unaffiliated issuers (cost $4,931,341)	$5,043,498
Fidelity Central Funds (cost $90,547)	90,547
Total Investment in Securities (cost $5,021,888)		$5,134,045
Receivable for investments sold		4,816
Receivable for fund shares sold		13,353
Interest receivable		23,609
Distributions receivable from Fidelity Central Funds		10
Receivable for daily variation margin on futures contracts		15
Receivable from investment adviser for expense reductions		3
Other receivables		71
Total assets		5,175,922
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,400
Payable for fund shares redeemed	5,219
Distributions payable	543
Accrued management fee	1,329
Distribution and service plan fees payable	72
Other affiliated payables	681
Other payables and accrued expenses	71
Total liabilities		9,315
Net Assets		$5,166,607
Net Assets consist of:
Paid in capital		$5,023,512
Total accumulated earnings (loss)		143,095
Net Assets		$5,166,607
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($221,858 ÷ 24,959 shares)(a)		$8.89
Maximum offering price per share (100/98.50 of $8.89)		$9.03
Class M:
Net Asset Value and redemption price per share ($73,031 ÷ 8,216 shares)(a)		$8.89
Maximum offering price per share (100/98.50 of $8.89)		$9.03
Class C:
Net Asset Value and offering price per share ($43,205 ÷ 4,864 shares)(a)		$8.88
Short-Term Bond:
Net Asset Value, offering price and redemption price per share ($4,419,606 ÷ 497,428 shares)		$8.88
Class I:
Net Asset Value, offering price and redemption price per share ($290,524 ÷ 32,683 shares)		$8.89
Class Z:
Net Asset Value, offering price and redemption price per share ($118,383 ÷ 13,325 shares)		$8.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Interest (including $7 from security lending)		$129,210
Income from Fidelity Central Funds (including $1 from security lending)		764
Total income		129,974
Expenses
Management fee	$16,324
Transfer agent fees	5,645
Distribution and service plan fees	755
Fund wide operations fee	2,614
Independent trustees' fees and expenses	18
Commitment fees	14
Total expenses before reductions	25,370
Expense reductions	(52)
Total expenses after reductions		25,318
Net investment income (loss)		104,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,133
Redemptions in-kind with affiliated entities	6,733
Fidelity Central Funds	30
Futures contracts	10,790
Total net realized gain (loss)		60,686
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	39,326
Futures contracts	(278)
Total change in net unrealized appreciation (depreciation)		39,048
Net gain (loss)		99,734
Net increase (decrease) in net assets resulting from operations		$204,390

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$104,656	$123,802
Net realized gain (loss)	60,686	(5,019)
Change in net unrealized appreciation (depreciation)	39,048	120,969
Net increase (decrease) in net assets resulting from operations	204,390	239,752
Distributions to shareholders	(103,545)	(111,610)
Share transactions - net increase (decrease)	(679,152)	367,112
Total increase (decrease) in net assets	(578,307)	495,254
Net Assets
Beginning of period	5,744,914	5,249,660
End of period	$5,166,607	$5,744,914

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.153	.178	.123	.082	.009
Net realized and unrealized gain (loss)	.168	.171	(.114)	(.011)	(.001)
Total from investment operations	.321	.349	.009	.071	.008
Distributions from net investment income	(.151)	(.159)	(.119)	(.081)	(.008)
Total distributions	(.151)	(.159)	(.119)	(.081)	(.008)
Net asset value, end of period	$8.89	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D,E	3.73%	4.13%	.12%	.83%	.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.65%	.65%	.67%H
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.67%H
Expenses net of all reductions	.65%	.65%	.65%	.65%	.67%H
Net investment income (loss)	1.75%	2.08%	1.43%	.94%	.79%H
Supplemental Data
Net assets, end of period (in millions)	$222	$175	$143	$170	$208
Portfolio turnover rateI	67%J	46%	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.152	.177	.122	.081	.009
Net realized and unrealized gain (loss)	.169	.171	(.114)	(.011)	(.001)
Total from investment operations	.321	.348	.008	.070	.008
Distributions from net investment income	(.151)	(.158)	(.118)	(.080)	(.008)
Total distributions	(.151)	(.158)	(.118)	(.080)	(.008)
Net asset value, end of period	$8.89	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D,E	3.72%	4.12%	.10%	.81%	.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.66%	.67%	.67%	.66%	.70%H
Expenses net of fee waivers, if any	.66%	.67%	.67%	.66%	.70%H
Expenses net of all reductions	.66%	.67%	.66%	.66%	.70%H
Net investment income (loss)	1.74%	2.06%	1.42%	.93%	.76%H
Supplemental Data
Net assets, end of period (in millions)	$73	$71	$70	$81	$96
Portfolio turnover rateI	67%J	46%	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.52	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.078	.104	.049	.007	(.001)
Net realized and unrealized gain (loss)	.158	.181	(.123)	(.006)	.002
Total from investment operations	.236	.285	(.074)	.001	.001
Distributions from net investment income	(.076)	(.085)	(.046)	(.011)	(.001)
Total distributions	(.076)	(.085)	(.046)	(.011)	(.001)
Net asset value, end of period	$8.88	$8.72	$8.52	$8.64	$8.65
Total ReturnC,D,E	2.73%	3.36%	(.86)%	.02%	.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.51%	1.51%	1.51%	1.52%	1.53%H
Expenses net of fee waivers, if any	1.51%	1.51%	1.51%	1.52%	1.53%H
Expenses net of all reductions	1.51%	1.51%	1.51%	1.51%	1.53%H
Net investment income (loss)	.89%	1.20%	.57%	.08%	(.07)%H
Supplemental Data
Net assets, end of period (in millions)	$43	$33	$52	$69	$84
Portfolio turnover rateI	67%J	46%	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.52	$8.64	$8.65	$8.58
Income from Investment Operations
Net investment income (loss)A	.171	.195	.140	.099	.087
Net realized and unrealized gain (loss)	.158	.181	(.123)	(.011)	.065
Total from investment operations	.329	.376	.017	.088	.152
Distributions from net investment income	(.169)	(.176)	(.137)	(.098)	(.082)
Total distributions	(.169)	(.176)	(.137)	(.098)	(.082)
Net asset value, end of period	$8.88	$8.72	$8.52	$8.64	$8.65
Total ReturnB	3.82%	4.47%	.20%	1.03%	1.79%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.95%	2.28%	1.64%	1.15%	1.01%
Supplemental Data
Net assets, end of period (in millions)	$4,420	$5,017	$4,617	$5,423	$5,894
Portfolio turnover rateE	67%F	46%	56%	56%	138%G

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.166	.191	.135	.094	.011
Net realized and unrealized gain (loss)	.168	.171	(.113)	(.010)	(.001)
Total from investment operations	.334	.362	.022	.084	.010
Distributions from net investment income	(.164)	(.172)	(.132)	(.094)	(.010)
Total distributions	(.164)	(.172)	(.132)	(.094)	(.010)
Net asset value, end of period	$8.89	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D	3.88%	4.29%	.26%	.97%	.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.51%	.51%	.51%	.53%G
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.53%G
Expenses net of all reductions	.50%	.51%	.51%	.51%	.53%G
Net investment income (loss)	1.89%	2.22%	1.58%	1.09%	.94%G
Supplemental Data
Net assets, end of period (in millions)	$291	$334	$367	$425	$525
Portfolio turnover rateH	67%I	46%	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class Z

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.72	$8.51
Income from Investment Operations
Net investment income (loss)B	.178	.190
Net realized and unrealized gain (loss)	.159	.189
Total from investment operations	.337	.379
Distributions from net investment income	(.177)	(.169)
Total distributions	(.177)	(.169)
Net asset value, end of period	$8.88	$8.72
Total ReturnC,D	3.91%	4.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%G
Expenses net of all reductions	.36%	.36%G
Net investment income (loss)	2.04%	2.43%G
Supplemental Data
Net assets, end of period (in millions)	$118	$116
Portfolio turnover rateH	67%I	46%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short-Term Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $71 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$121,671
Gross unrealized depreciation	(6,379)
Net unrealized appreciation (depreciation)	$115,292
Tax Cost	$5,018,753

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$27,053
Undistributed long-term capital gain	$821
Net unrealized appreciation (depreciation) on securities and other investments	$115,292

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$103,545	$ 111,610

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Fund	2,101,614	1,949,727

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$275	$27
Class M	-%	.15%	105	4
Class C	.75%	.25%	375	42
			$755	$73

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48
Class M	5
Class C(a)	12
$65

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond and Class Z. FIIOC receives an asset-based fee of Short-Term Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$275.15
Class M	112.16
Class C	60.16
Short-Term Bond	4,789.10
Class I	356.15
Class Z	53.05
	$5,645

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 68,539 shares of the Fund were redeemed in-kind for investments, including accrued interest and cash, with a value of $596,429. The net realized gain of $6,733 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Short-Term Bond Fund	$14

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2021. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$42

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Class A	$–(a)

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019(a)
Distributions to shareholders
Class A	$3,129	$2,937
Class M	1,202	1,288
Class C	319	481
Short-Term Bond	92,470	98,776
Class I	4,291	7,028
Class Z	2,134	1,100
Total	$103,545	$111,610

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019(a)	Year ended August 31, 2020	Year ended August 31, 2019(a)
Class A
Shares sold	17,608	12,238	$154,359	$105,019
Reinvestment of distributions	336	322	2,941	2,772
Shares redeemed	(13,011)	(9,351)	(113,725)	(80,241)
Net increase (decrease)	4,933	3,209	$43,575	$27,550
Class M
Shares sold	2,480	2,557	$21,708	$21,913
Reinvestment of distributions	131	143	1,148	1,226
Shares redeemed	(2,515)	(2,805)	(21,993)	(24,055)
Net increase (decrease)	96	(105)	$863	$(916)
Class C
Shares sold	5,055	4,339	$44,180	$37,058
Reinvestment of distributions	35	53	303	458
Shares redeemed	(4,054)	(6,694)	(35,304)	(57,458)
Net increase (decrease)	1,036	(2,302)	$9,179	$(19,942)
Short-Term Bond
Shares sold	237,883	172,485	$2,081,779	$1,478,932
Reinvestment of distributions	9,328	10,340	81,673	88,859
Shares redeemed	(325,122)(b)	(149,285)	(2,850,676)(b)	(1,280,175)
Net increase (decrease)	(77,911)	33,540	$(687,224)	$287,616
Class I
Shares sold	28,508	15,706	$251,087	$134,818
Reinvestment of distributions	430	761	3,764	6,541
Shares redeemed	(34,495)(b)	(21,236)	(301,301)(b)	(182,371)
Net increase (decrease)	(5,557)	(4,769)	$(46,450)	$(41,012)
Class Z
Shares sold	9,584	14,778	$84,013	$126,967
Reinvestment of distributions	184	88	1,612	759
Shares redeemed	(9,693)	(1,616)	(84,721)	(13,910)
Net increase (decrease)	75	13,250	$904	$113,816

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Affiliated Redemptions In-Kind. Subsequent to period end, 179,602 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $ 1,585,887. The net realized gain of $31,279 on investments delivered through in-kind redemptions. The Fund recognized no gain or loss for federal income tax purposes.

13. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Short-Term Bond Fund
Class A	.65%
Actual		$1,000.00	$1,018.90	$3.30
Hypothetical-C		$1,000.00	$1,021.87	$3.30
Class M	.66%
Actual		$1,000.00	$1,018.80	$3.35
Hypothetical-C		$1,000.00	$1,021.82	$3.35
Class C	1.50%
Actual		$1,000.00	$1,013.40	$7.59
Hypothetical-C		$1,000.00	$1,017.60	$7.61
Short-Term Bond	.45%
Actual		$1,000.00	$1,018.70	$2.28
Hypothetical-C		$1,000.00	$1,022.87	$2.29
Class I	.50%
Actual		$1,000.00	$1,019.60	$2.54
Hypothetical-C		$1,000.00	$1,022.62	$2.54
Class Z	.36%
Actual		$1,000.00	$1,019.20	$1.83
Hypothetical-C		$1,000.00	$1,023.33	$1.83

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $821,035, or, if subsequently determined to be different, the net capital gain of such year.

A total of 16.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $62,041,924 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

STP-ANN-1020
1.703606.123

Fidelity® U.S. Bond Index Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® U.S. Bond Index Fund	6.48%	4.30%	3.61%

 The initial offering of Fidelity U.S. Bond Index Fund (formerly named Institutional Premium Class) took place on May 4, 2011. Returns prior to May 4, 2011 are those of the former Investor Class and have not been restated to reflect current expenses.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,256	Fidelity® U.S. Bond Index Fund
$14,314	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2020, the fund gained 6.48% about in line, net of fees, with the 6.47% return of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark can be impacted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern time, while the benchmark is priced at 3:00 p.m. Eastern. For this 12-month reporting period, pricing differences had no material impact on the fund’s performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	71.2%
AAA	3.8%
AA	2.4%
A	10.6%
BBB	12.1%
BB and Below	0.8%
Short-Term Investments and Net Other Assets*	(0.9)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020 *
Corporate Bonds	25.3%
U.S. Government and U.S. Government Agency Obligations	71.2%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.9)%

 * Foreign investments - 6.1%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.3%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
1.65% 2/1/28	$8,500	$8,615
2.25% 2/1/32	14,000	14,190
2.75% 6/1/31	15,250	16,156
2.95% 7/15/26	6,575	7,247
3.3% 2/1/52	14,500	14,356
3.5% 6/1/41	7,820	8,280
3.55% 6/1/24	2,465	2,709
3.6% 7/15/25	5,210	5,836
3.65% 6/1/51	12,000	12,529
3.8% 2/15/27	7,396	8,434
4.125% 2/17/26	22,450	25,915
4.35% 6/15/45	20,346	23,172
4.5% 3/9/48	7,864	9,211
4.55% 3/9/49	150	177
4.65% 6/1/44	6,467	7,487
4.75% 5/15/46	8,464	10,105
4.85% 7/15/45	2,465	2,929
4.9% 8/15/37	20,897	25,712
5.15% 11/15/46	9,083	11,342
5.15% 2/15/50	24,935	31,874
5.55% 8/15/41	5,999	7,741
6.35% 3/15/40	822	1,126
6.375% 3/1/41	5,629	7,947
British Telecommunications PLC 9.625% 12/15/30 (a)	3,710	6,040
Orange SA 5.5% 2/6/44	2,465	3,611
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	11,012	12,620
4.895% 3/6/48	3,000	3,538
5.213% 3/8/47	5,383	6,543
5.462% 2/16/21	2,219	2,269
5.52% 3/1/49	2,700	3,403
7.045% 6/20/36	2,136	3,105
Verizon Communications, Inc.:
2.625% 8/15/26	19,007	20,918
3.5% 11/1/24	2,465	2,741
4.125% 3/16/27	5,753	6,787
4.272% 1/15/36	19,951	24,394
4.329% 9/21/28	12,570	15,227
4.4% 11/1/34	3,102	3,871
4.75% 11/1/41	822	1,080
5.012% 4/15/49	9,679	13,431
5.012% 8/21/54	10,319	14,853
5.25% 3/16/37	12,737	17,241
5.5% 3/16/47	22,089	32,210
6.55% 9/15/43	10,285	16,456
		473,428
Entertainment - 0.2%
NBCUniversal, Inc. 6.4% 4/30/40	2,465	3,799
The Walt Disney Co.:
2% 9/1/29	8,583	8,924
2.65% 1/13/31	13,050	14,120
2.75% 9/1/49	8,574	8,407
3.5% 5/13/40	5,610	6,305
3.6% 1/13/51	5,590	6,320
3.7% 10/15/25	5,753	6,547
3.8% 5/13/60	5,610	6,519
4.7% 3/23/50	4,000	5,288
5.4% 10/1/43	3,184	4,378
6.15% 3/1/37	3,250	4,621
6.15% 2/15/41	8,628	12,615
TWDC Enterprises 18 Corp. 2.3% 2/12/21	3,895	3,930
Viacom, Inc. 4.375% 3/15/43	2,165	2,307
		94,080
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	6,100	6,088
1.1% 8/15/30	12,100	12,033
1.998% 8/15/26	1,890	2,030
2.05% 8/15/50	12,100	11,449
3.625% 5/19/21	3,107	3,183
		34,783
Media - 0.8%
CBS Corp.:
3.375% 2/15/28	8,670	9,543
4% 1/15/26	4,931	5,568
4.2% 6/1/29	7,390	8,481
4.6% 1/15/45	5,999	6,514
4.95% 1/15/31	13,640	16,284
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	7,270	7,205
4.2% 3/15/28	9,039	10,347
4.908% 7/23/25	6,557	7,629
5.125% 7/1/49	10,155	11,842
5.375% 5/1/47	4,690	5,644
5.75% 4/1/48	4,297	5,367
6.384% 10/23/35	11,053	15,279
6.484% 10/23/45	3,854	5,148
Comcast Corp.:
1.5% 2/15/31	11,700	11,617
1.95% 1/15/31	2,100	2,161
2.35% 1/15/27	19,558	21,000
2.45% 8/15/52	11,700	11,135
2.65% 2/1/30	6,480	7,082
2.8% 1/15/51	6,700	6,743
3.125% 7/15/22	2,465	2,590
3.15% 3/1/26	4,109	4,609
3.3% 2/1/27	9,788	11,070
3.375% 8/15/25	11,258	12,611
3.4% 4/1/30	6,000	6,936
3.45% 2/1/50	6,100	6,839
3.7% 4/15/24	8,522	9,462
3.75% 4/1/40	4,804	5,666
3.969% 11/1/47	4,274	5,140
4% 3/1/48	9,861	11,894
4.15% 10/15/28	15,490	18,764
4.65% 7/15/42	7,396	9,532
4.7% 10/15/48	30,922	41,379
4.75% 3/1/44	4,437	5,851
4.95% 10/15/58	6,180	8,837
6.4% 3/1/40	822	1,257
6.55% 7/1/39	2,465	3,835
6.95% 8/15/37	5,505	8,686
Discovery Communications LLC:
3.25% 4/1/23	1,922	2,040
3.625% 5/15/30	9,840	10,889
4.65% 5/15/50	9,840	11,239
4.875% 4/1/43	4,026	4,555
5% 9/20/37	3,820	4,501
5.2% 9/20/47	6,903	8,242
Fox Corp.:
4.03% 1/25/24	3,863	4,269
4.709% 1/25/29	8,530	10,236
5.476% 1/25/39	3,131	4,137
5.576% 1/25/49	7,653	10,499
Time Warner Cable, Inc.:
4.5% 9/15/42	9,039	10,086
7.3% 7/1/38	3,287	4,668
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	4,199	4,417
2.55% 2/15/22	2,309	2,383
3% 7/30/46	3,698	3,803
3.15% 9/17/25	7,782	8,681
4.125% 6/1/44	4,684	5,658
		459,850
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
3.125% 7/16/22	4,525	4,710
3.625% 4/22/29	6,897	7,800
6.125% 11/15/37	6,874	9,675
Rogers Communications, Inc.:
2.9% 11/15/26	2,055	2,268
3.625% 12/15/25	1,644	1,871
3.7% 11/15/49	5,000	5,731
4.1% 10/1/23	3,965	4,373
5.45% 10/1/43	4,746	6,531
T-Mobile U.S.A., Inc.:
3.5% 4/15/25 (b)	7,220	7,977
3.75% 4/15/27 (b)	6,920	7,826
3.875% 4/15/30 (b)	6,920	7,909
4.375% 4/15/40 (b)	6,920	8,322
4.5% 4/15/50 (b)	11,920	14,560
Vodafone Group PLC:
2.5% 9/26/22	2,465	2,564
2.95% 2/19/23	5,670	6,001
3.75% 1/16/24	8,497	9,314
4.375% 5/30/28	21,035	25,174
5.125% 6/19/59	3,000	3,762
5.25% 5/30/48	19,643	25,650
		162,018

TOTAL COMMUNICATION SERVICES		1,224,159

CONSUMER DISCRETIONARY - 1.3%
Automobiles - 0.3%
American Honda Finance Corp.:
1.2% 7/8/25	9,626	9,747
1.65% 7/12/21	6,533	6,601
1.7% 9/9/21	3,698	3,746
2.3% 9/9/26	4,109	4,396
3.55% 1/12/24	20,052	21,940
Ford Motor Co. 4.75% 1/15/43	6,286	5,822
General Motors Co.:
5% 10/1/28	5,652	6,291
5.2% 4/1/45	3,509	3,785
5.95% 4/1/49	5,200	6,110
6.6% 4/1/36	4,799	5,747
6.75% 4/1/46	5,880	7,132
General Motors Financial Co., Inc.:
3.25% 1/5/23	5,916	6,139
3.85% 1/5/28	5,753	6,057
4% 1/15/25	5,071	5,473
4% 10/6/26	3,024	3,259
4.3% 7/13/25	10,190	11,153
4.35% 1/17/27	6,575	7,120
4.375% 9/25/21	7,552	7,811
5.65% 1/17/29	17,583	20,656
		148,985
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	3,842	4,064
George Washington University 4.3% 9/15/44	1,644	2,036
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	3,904	3,953
3.75% 8/21/28	3,821	4,389
4.3% 2/21/48	4,084	4,914
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,326	2,899
3.959% 7/1/38	3,883	4,851
Northwestern University 4.643% 12/1/44	2,753	3,744
President and Fellows of Harvard College:
3.3% 7/15/56	3,985	4,870
3.619% 10/1/37	822	1,011
Rice University 3.774% 5/15/55	1,560	1,999
Trustees of Princeton Univ. 5.7% 3/1/39	822	1,266
University Notre Dame du Lac 3.438% 2/15/45	2,737	3,264
University of Southern California 5.25% 10/1/2111	1,644	2,604
		45,864
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	1,890	1,899
3.3% 7/1/25	4,955	5,539
3.5% 7/1/27	7,880	9,007
3.6% 7/1/30	5,880	6,839
3.625% 9/1/49	10,170	11,348
3.7% 1/30/26	13,863	15,829
4.2% 4/1/50	4,930	6,016
4.45% 3/1/47	4,667	5,791
4.875% 12/9/45	4,462	5,789
6.3% 3/1/38	5,789	8,565
Metropolitan Museum of Art 3.4% 7/1/45	2,465	3,011
Starbucks Corp.:
2% 3/12/27	9,830	10,354
2.45% 6/15/26	8,218	8,914
3.8% 8/15/25	5,711	6,500
3.85% 10/1/23	1,540	1,685
4% 11/15/28	5,753	6,776
4.5% 11/15/48	3,863	4,728
		118,590
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
0.8% 6/3/25	9,060	9,179
1.5% 6/3/30	16,000	16,332
2.4% 2/22/23	13,025	13,681
2.5% 6/3/50	5,260	5,291
2.8% 8/22/24	5,325	5,798
3.15% 8/22/27	8,596	9,841
3.875% 8/22/37	9,029	11,279
4.05% 8/22/47	15,634	20,210
4.25% 8/22/57	7,457	10,150
4.8% 12/5/34	4,931	6,803
		108,564
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	7,149	7,705
4% 5/15/25	6,575	7,452
Kohl's Corp. 4.75% 12/15/23	1,748	1,783
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	2,220	1,837
4.3% 2/15/43	3,904	2,323
Nordstrom, Inc.:
4% 3/15/27	3,706	3,251
5% 1/15/44	1,644	1,157
Target Corp.:
3.9% 11/15/47	12,141	15,745
4% 7/1/42	5,753	7,365
		48,618
Specialty Retail - 0.4%
Advance Auto Parts, Inc. 4.5% 12/1/23	3,082	3,364
AutoZone, Inc.:
3.125% 7/15/23	3,143	3,357
3.25% 4/15/25	3,287	3,624
3.625% 4/15/25	9,520	10,676
3.7% 4/15/22	4,520	4,722
3.75% 6/1/27	4,770	5,450
4% 4/15/30	9,850	11,720
Lowe's Companies, Inc.:
3.65% 4/5/29	8,801	10,185
3.7% 4/15/46	2,876	3,247
4.05% 5/3/47	9,450	11,232
4.5% 4/15/30	9,950	12,332
4.55% 4/5/49	7,782	9,871
4.65% 4/15/42	5,342	6,758
5.125% 4/15/50	5,980	8,240
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,321	2,499
The Home Depot, Inc.:
2.5% 4/15/27	9,970	10,911
2.8% 9/14/27	4,109	4,561
2.95% 6/15/29	17,190	19,380
3% 4/1/26	8,242	9,290
3.125% 12/15/49	5,500	6,022
3.3% 4/15/40	5,000	5,698
3.75% 2/15/24	5,527	6,114
3.9% 12/6/28	4,733	5,668
3.9% 6/15/47	7,048	8,564
4.2% 4/1/43	1,294	1,621
4.25% 4/1/46	2,696	3,444
4.5% 12/6/48	6,139	8,191
4.875% 2/15/44	2,362	3,198
5.875% 12/16/36	8,546	12,752
		212,691
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	5,140	5,537
2.85% 3/27/30	4,940	5,523
3.25% 3/27/40	10,000	11,221
3.375% 11/1/46	3,698	4,237
3.375% 3/27/50	4,940	5,654
		32,172

TOTAL CONSUMER DISCRETIONARY		715,484

CONSUMER STAPLES - 2.0%
Beverages - 0.9%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	2,321	2,435
3.3% 2/1/23	7,572	8,056
3.65% 2/1/26	49,741	56,108
4.625% 2/1/44	4,725	5,559
4.7% 2/1/36	4,002	4,750
4.9% 2/1/46	14,940	18,129
Anheuser-Busch InBev Worldwide, Inc.:
4.15% 1/23/25	11,546	13,136
4.439% 10/6/48	6,076	7,054
4.6% 4/15/48	15,408	18,327
5.55% 1/23/49	34,888	47,083
5.8% 1/23/59 (Reg. S)	11,463	16,289
8.2% 1/15/39	2,301	3,692
Constellation Brands, Inc.:
3.5% 5/9/27	8,218	9,184
3.7% 12/6/26	6,204	7,143
5.25% 11/15/48	5,950	7,995
Diageo Capital PLC:
1.375% 9/29/25	11,400	11,760
2% 4/29/30	12,200	12,679
2.125% 4/29/32	11,000	11,409
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	2,600	3,002
4.057% 5/25/23	12,326	13,467
4.985% 5/25/38	5,916	7,735
5.085% 5/25/48	8,000	10,871
Molson Coors Beverage Co.:
2.1% 7/15/21	4,026	4,077
3% 7/15/26	14,299	15,277
4.2% 7/15/46	10,872	11,201
PepsiCo, Inc.:
1.625% 5/1/30	35,483	36,682
2.15% 10/14/20	9,861	9,868
2.25% 5/2/22	9,861	10,174
2.375% 10/6/26	5,547	6,067
3% 10/15/27	14,965	16,826
3.6% 8/13/42	2,465	3,016
4.25% 10/22/44	4,931	6,376
4.45% 4/14/46	4,766	6,341
The Coca-Cola Co.:
1.45% 6/1/27	6,880	7,119
1.55% 9/1/21	3,279	3,319
1.65% 6/1/30	6,890	7,141
2.2% 5/25/22	12,326	12,745
2.5% 6/1/40	6,890	7,107
2.6% 6/1/50	6,890	6,982
2.75% 6/1/60	6,890	6,932
2.875% 10/27/25	7,873	8,721
3.15% 11/15/20	3,041	3,059
		484,893
Food & Staples Retailing - 0.3%
Costco Wholesale Corp.:
1.375% 6/20/27	14,480	14,783
2.75% 5/18/24	4,931	5,327
Kroger Co.:
2.65% 10/15/26	2,342	2,557
3.5% 2/1/26	3,287	3,704
3.95% 1/15/50	3,000	3,490
5.15% 8/1/43	2,240	2,876
5.4% 1/15/49	5,349	7,316
Sysco Corp.:
3.3% 7/15/26	2,696	2,919
3.3% 2/15/50	11,600	10,701
3.75% 10/1/25	4,684	5,159
Walgreen Co. 3.1% 9/15/22	2,342	2,460
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	10,310	10,920
3.45% 6/1/26	4,109	4,516
4.65% 6/1/46	4,520	4,830
Walmart, Inc.:
2.95% 9/24/49	5,200	5,758
3.3% 4/22/24	15,613	17,060
3.4% 6/26/23	7,692	8,337
3.7% 6/26/28	10,108	11,981
4.05% 6/29/48	14,931	19,260
4.3% 4/22/44	4,931	6,535
5.625% 4/1/40	1,644	2,412
5.625% 4/15/41	3,780	5,727
6.5% 8/15/37	6,800	10,824
		169,452
Food Products - 0.4%
Campbell Soup Co.:
2.5% 8/2/22	3,904	4,046
4.8% 3/15/48	11,504	14,797
Conagra Brands, Inc.:
3.2% 1/25/23	7,236	7,639
3.8% 10/22/21	3,863	4,007
4.3% 5/1/24	7,372	8,248
4.85% 11/1/28	11,201	13,677
5.3% 11/1/38	4,072	5,236
5.4% 11/1/48	7,376	10,125
General Mills, Inc.:
2.875% 4/15/30	5,977	6,572
3.7% 10/17/23	11,463	12,566
4.2% 4/17/28	14,134	16,753
4.55% 4/17/38	5,010	6,462
H.J. Heinz Co.:
3% 6/1/26	24,023	25,047
4.375% 6/1/46	5,613	5,732
4.625% 1/30/29	6,000	6,792
5% 7/15/35	2,876	3,326
5.2% 7/15/45	4,256	4,823
Kellogg Co.:
3.125% 5/17/22	1,540	1,605
3.25% 4/1/26	3,057	3,440
4.3% 5/15/28	4,931	5,849
Kraft Foods Group, Inc. 5% 6/4/42	2,321	2,560
Tyson Foods, Inc.:
3.95% 8/15/24	6,225	6,930
4% 3/1/26	6,056	6,968
4.35% 3/1/29	7,396	8,923
5.1% 9/28/48	7,664	10,485
Unilever Capital Corp.:
2% 7/28/26	1,716	1,839
3.1% 7/30/25	2,383	2,670
		207,117
Household Products - 0.1%
Colgate-Palmolive Co. 3.25% 3/15/24	8,218	9,031
Kimberly-Clark Corp.:
2.4% 3/1/22	4,274	4,402
2.4% 6/1/23	6,575	6,931
3.1% 3/26/30	3,462	3,948
3.2% 7/30/46	2,055	2,374
3.95% 11/1/28	7,000	8,414
Procter & Gamble Co.:
2.3% 2/6/22	3,863	3,975
2.85% 8/11/27	3,698	4,198
3% 3/25/30	8,140	9,406
3.1% 8/15/23	8,218	8,899
		61,578
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	5,753	6,005
3.8% 2/14/24	3,821	4,190
3.875% 9/16/46	8,218	8,528
4.25% 8/9/42	8,036	8,496
4.8% 2/14/29	10,905	13,042
5.8% 2/14/39	7,684	9,759
5.95% 2/14/49	8,546	11,549
BAT Capital Corp.:
2.764% 8/15/22	7,807	8,119
3.222% 8/15/24	8,464	9,128
3.557% 8/15/27	17,397	19,016
4.39% 8/15/37	8,920	9,712
4.54% 8/15/47	13,757	14,977
4.758% 9/6/49	3,500	3,905
Philip Morris International, Inc.:
1.875% 2/25/21	12,326	12,410
2.125% 5/10/23	2,547	2,651
2.75% 2/25/26	3,082	3,389
3.6% 11/15/23	3,017	3,301
3.875% 8/21/42	3,965	4,549
4.125% 3/4/43	8,218	9,691
4.875% 11/15/43	4,931	6,375
6.375% 5/16/38	1,192	1,786
Reynolds American, Inc.:
4.45% 6/12/25	5,801	6,604
4.85% 9/15/23	1,479	1,656
5.85% 8/15/45	3,484	4,304
7.25% 6/15/37	5,933	7,944
		191,086

TOTAL CONSUMER STAPLES		1,114,126

ENERGY - 2.1%
Energy Equipment & Services - 0.1%
Baker Hughes Co.:
4.08% 12/15/47	19,765	20,821
5.125% 9/15/40	1,644	1,995
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	3,123	3,392
Halliburton Co.:
2.92% 3/1/30	7,920	8,028
3.8% 11/15/25	522	573
5% 11/15/45	6,196	6,784
7.45% 9/15/39	1,233	1,676
		43,269
Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.:
4.375% 10/15/28	14,646	14,536
5.1% 9/1/40	2,465	2,398
Boardwalk Pipelines LP 4.95% 12/15/24	3,904	4,255
BP Capital Markets PLC:
2.5% 11/6/22	2,465	2,572
3.062% 3/17/22	3,082	3,212
3.279% 9/19/27	10,470	11,686
Canadian Natural Resources Ltd.:
2.95% 1/15/23	9,580	9,978
3.9% 2/1/25	1,540	1,678
4.95% 6/1/47	5,259	6,102
6.25% 3/15/38	5,629	7,042
Cenovus Energy, Inc.:
3% 8/15/22	1,397	1,420
3.8% 9/15/23	1,438	1,433
4.25% 4/15/27	7,807	7,495
5.4% 6/15/47	7,724	6,901
6.75% 11/15/39	1,644	1,703
Chevron Corp.:
1.141% 5/11/23	6,420	6,554
1.554% 5/11/25	6,120	6,367
1.995% 5/11/27	5,120	5,428
2.1% 5/16/21	11,299	11,428
2.236% 5/11/30	6,120	6,522
2.895% 3/3/24	19,336	20,822
2.954% 5/16/26	9,039	10,061
2.978% 5/11/40	5,120	5,519
3.078% 5/11/50	6,120	6,607
Columbia Pipeline Group, Inc. 4.5% 6/1/25	2,732	3,180
ConocoPhillips Co.:
4.95% 3/15/26	20,174	24,274
5.95% 3/15/46	4,931	7,449
6.5% 2/1/39	6,187	9,337
DCP Midstream Operating LP 3.875% 3/15/23	3,102	3,141
Devon Energy Corp.:
5% 6/15/45	2,876	2,862
5.6% 7/15/41	2,362	2,469
Ecopetrol SA:
5.375% 6/26/26	3,895	4,298
5.875% 5/28/45	3,123	3,544
7.375% 9/18/43	4,060	5,258
Enbridge Energy Partners LP 4.2% 9/15/21	7,149	7,360
Enbridge, Inc.:
3.5% 6/10/24	2,321	2,518
5.5% 12/1/46	11,908	15,776
Encana Corp.:
3.9% 11/15/21	4,026	4,073
6.5% 2/1/38	7,299	6,917
Energy Transfer Partners LP:
3.6% 2/1/23	7,026	7,299
3.75% 5/15/30	13,750	13,635
4.95% 6/15/28	7,749	8,300
5% 5/15/50	9,560	9,141
5.15% 3/15/45	6,575	6,121
5.8% 6/15/38	7,200	7,271
6% 6/15/48	16,127	16,527
6.25% 4/15/49	2,395	2,506
Enterprise Products Operating LP:
3.7% 2/15/26	1,454	1,648
3.95% 2/15/27	21,267	24,254
4.05% 2/15/22	7,663	8,046
4.2% 1/31/50	4,890	5,320
4.25% 2/15/48	16,386	17,664
4.8% 2/1/49	6,035	7,061
4.85% 8/15/42	2,055	2,375
4.85% 3/15/44	4,109	4,732
4.9% 5/15/46	3,517	4,104
5.7% 2/15/42	1,644	2,073
7.55% 4/15/38	1,644	2,284
EOG Resources, Inc. 4.15% 1/15/26	4,602	5,318
Equinor ASA:
2.375% 5/22/30	9,460	10,045
3.625% 9/10/28	9,927	11,682
3.7% 3/1/24	2,999	3,336
5.1% 8/17/40	1,644	2,229
Exxon Mobil Corp.:
2.726% 3/1/23	8,218	8,671
3.043% 3/1/26	6,846	7,623
3.452% 4/15/51	3,430	3,823
3.567% 3/6/45	5,464	6,109
Hess Corp.:
3.5% 7/15/24	3,123	3,229
5.6% 2/15/41	2,794	3,187
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	10,025	10,536
3.5% 9/1/23	1,644	1,764
3.95% 9/1/22	5,753	6,092
4.25% 9/1/24	12,326	13,746
5% 3/1/43	822	928
5.5% 3/1/44	5,750	6,925
5.625% 9/1/41	822	986
6.55% 9/15/40	2,465	3,051
Kinder Morgan, Inc.:
4.3% 3/1/28	8,192	9,481
5.2% 3/1/48	7,215	8,816
5.3% 12/1/34	7,026	8,416
Magellan Midstream Partners LP:
4.25% 9/15/46	4,520	4,860
5% 3/1/26	2,465	2,874
Marathon Oil Corp.:
3.85% 6/1/25	5,753	5,970
5.2% 6/1/45	4,109	4,083
Marathon Petroleum Corp.:
4.5% 4/1/48	4,790	5,111
4.75% 12/15/23	4,697	5,205
5.125% 3/1/21	822	841
6.5% 3/1/41	822	1,049
MPLX LP:
4.125% 3/1/27	7,765	8,589
4.7% 4/15/48	16,024	17,052
4.8% 2/15/29	7,552	8,744
5.2% 3/1/47	5,029	5,690
5.5% 2/15/49	7,130	8,419
Nexen, Inc. 5.875% 3/10/35	3,048	4,363
Noble Energy, Inc.:
4.2% 10/15/49	3,600	4,360
4.95% 8/15/47	11,341	14,852
ONEOK Partners LP 3.375% 10/1/22	4,109	4,280
ONEOK, Inc.:
4.45% 9/1/49	4,800	4,317
4.95% 7/13/47	4,807	4,636
5.2% 7/15/48	2,482	2,435
Petro-Canada 6.8% 5/15/38	6,940	9,425
Petroleos Mexicanos:
5.35% 2/12/28	7,620	6,934
5.625% 1/23/46	2,514	1,964
5.95% 1/28/31 (b)	6,700	6,028
6.35% 2/12/48	17,798	14,354
6.49% 1/23/27 (b)	15,353	15,124
6.5% 3/13/27	13,397	13,203
6.75% 9/21/47	10,876	9,040
6.84% 1/23/30 (b)	14,291	13,777
7.69% 1/23/50 (b)	18,815	16,778
Phillips 66 Co.:
4.875% 11/15/44	822	997
5.875% 5/1/42	7,807	10,505
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	5,916	6,192
4.65% 10/15/25	10,066	10,986
4.9% 2/15/45	1,561	1,491
6.65% 1/15/37	2,297	2,593
Shell International Finance BV:
1.75% 9/12/21	5,342	5,423
2% 11/7/24	8,100	8,543
2.375% 8/21/22	2,465	2,563
2.375% 11/7/29	14,500	15,434
3.125% 11/7/49	11,500	12,058
3.25% 5/11/25	11,637	13,000
3.5% 11/13/23	5,753	6,287
3.875% 11/13/28	7,000	8,247
4% 5/10/46	3,287	3,898
4.375% 5/11/45	10,930	13,540
6.375% 12/15/38	3,452	5,155
Spectra Energy Partners LP:
3.375% 10/15/26	13,403	14,767
4.75% 3/15/24	3,965	4,453
Suncor Energy, Inc.:
3.6% 12/1/24	5,823	6,419
4% 11/15/47	4,109	4,418
6.85% 6/1/39	1,644	2,228
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	6,180	6,478
5.3% 4/1/44	4,766	4,510
5.4% 10/1/47	4,520	4,427
The Williams Companies, Inc.:
3.75% 6/15/27	19,197	21,190
4.55% 6/24/24	4,663	5,237
4.85% 3/1/48	6,928	8,026
5.75% 6/24/44	1,561	1,870
Total Capital International SA:
2.7% 1/25/23	1,561	1,646
2.75% 6/19/21	4,931	5,030
2.875% 2/17/22	3,431	3,559
3.127% 5/29/50	2,930	3,068
3.455% 2/19/29	17,537	20,199
3.461% 7/12/49	5,360	5,943
3.75% 4/10/24	1,644	1,827
TransCanada PipeLines Ltd.:
2.5% 8/1/22	4,109	4,259
4.75% 5/15/38	8,622	10,354
4.875% 1/15/26	4,109	4,884
4.875% 5/15/48	4,043	5,186
5.1% 3/15/49	2,874	3,818
6.1% 6/1/40	5,505	7,552
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (b)	4,800	5,237
3.95% 5/15/50 (b)	4,800	5,205
4.45% 8/1/42	6,369	7,169
4.6% 3/15/48	3,287	3,880
Valero Energy Corp.:
4% 4/1/29	7,664	8,620
6.625% 6/15/37	4,454	6,013
Williams Partners LP:
3.35% 8/15/22	2,301	2,400
3.9% 1/15/25	2,897	3,190
		1,104,860

TOTAL ENERGY		1,148,129

FINANCIALS - 7.6%
Banks - 4.0%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	5,696	6,593
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (a)(c)	20,750	21,621
2.503% 10/21/22	7,396	7,571
2.625% 4/19/21	5,753	5,838
2.676% 6/19/41 (a)	10,200	10,375
3.004% 12/20/23 (a)	8,707	9,176
3.194% 7/23/30 (a)	39,496	43,839
3.248% 10/21/27	3,082	3,431
3.366% 1/23/26 (a)	21,711	23,869
3.419% 12/20/28 (a)	14,895	16,645
3.593% 7/21/28 (a)	9,122	10,284
3.705% 4/24/28 (a)	7,232	8,196
3.864% 7/23/24 (a)	19,969	21,722
3.97% 3/5/29 (a)	18,000	20,757
3.974% 2/7/30 (a)	11,619	13,561
4% 4/1/24	3,997	4,461
4% 1/22/25	4,931	5,525
4.083% 3/20/51 (a)	5,200	6,473
4.1% 7/24/23	5,753	6,344
4.183% 11/25/27	4,232	4,879
4.2% 8/26/24	6,985	7,828
4.25% 10/22/26	3,287	3,803
4.271% 7/23/29 (a)	14,800	17,485
4.33% 3/15/50 (a)	10,757	13,914
4.443% 1/20/48 (a)	12,532	16,114
4.45% 3/3/26	10,683	12,388
5% 1/21/44	4,412	6,066
Bank of Montreal:
3.3% 2/5/24	13,320	14,530
3.803% 12/15/32 (a)	9,580	10,618
Bank of Nova Scotia:
3.4% 2/11/24	33,229	36,313
4.375% 1/13/21	822	834
4.5% 12/16/25	13,050	15,165
Barclays PLC:
2.852% 5/7/26 (a)	11,000	11,615
3.25% 1/12/21	6,164	6,225
3.932% 5/7/25 (a)	13,028	14,159
4.337% 1/10/28	4,602	5,188
4.375% 1/12/26	4,289	4,877
4.836% 5/9/28	7,889	8,797
4.95% 1/10/47	13,280	17,819
5.25% 8/17/45	4,602	6,309
BB&T Corp.:
2.75% 4/1/22	7,289	7,554
3.75% 12/6/23	14,460	15,933
BPCE SA 4% 4/15/24	1,716	1,906
Capital One Bank NA 3.375% 2/15/23	2,079	2,202
Citigroup, Inc.:
3 month U.S. LIBOR + 1.020% 4.044% 6/1/24 (a)(c)	16,435	17,889
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (a)(c)	18,944	21,159
2.35% 8/2/21	17,339	17,655
2.75% 4/25/22	11,989	12,421
3.106% 4/8/26 (a)	10,600	11,501
3.142% 1/24/23 (a)	18,901	19,557
3.668% 7/24/28 (a)	6,229	7,033
3.7% 1/12/26	9,146	10,337
3.887% 1/10/28 (a)	3,698	4,214
3.98% 3/20/30 (a)	29,252	33,974
4.125% 7/25/28	12,688	14,572
4.4% 6/10/25	3,287	3,746
4.6% 3/9/26	4,931	5,726
4.65% 7/23/48	11,650	15,601
4.75% 5/18/46	6,467	8,261
5.3% 5/6/44	1,644	2,205
5.5% 9/13/25	4,109	4,894
5.875% 1/30/42	1,377	2,029
8.125% 7/15/39	6,575	11,561
Citizens Financial Group, Inc.:
2.375% 7/28/21	3,582	3,639
4.3% 12/3/25	1,554	1,788
Comerica, Inc. 3.8% 7/22/26	2,999	3,313
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	10,296	10,946
3.8% 6/9/23	16,435	17,751
4.55% 4/17/26	6,985	8,192
4.875% 5/15/45	4,289	5,845
Discover Bank 4.2% 8/8/23	5,753	6,332
Export-Import Bank of Korea:
2.875% 1/21/25	6,245	6,776
5% 4/11/22	5,071	5,423
Fifth Third Bancorp:
2.55% 5/5/27	12,200	13,214
2.6% 6/15/22	6,146	6,370
3.5% 3/15/22	1,356	1,415
8.25% 3/1/38	1,708	2,831
HSBC Holdings PLC:
3.803% 3/11/25 (a)	26,696	28,934
3.9% 5/25/26	9,039	10,205
4.25% 8/18/25	4,602	5,094
4.292% 9/12/26 (a)	24,047	27,075
4.375% 11/23/26	23,584	26,754
4.95% 3/31/30	11,926	14,671
5.25% 3/14/44	3,946	5,124
6.5% 9/15/37	8,628	12,014
HSBC U.S.A., Inc. 3.5% 6/23/24	5,753	6,329
Huntington Bancshares, Inc.:
2.3% 1/14/22	14,792	15,163
3.15% 3/14/21	7,807	7,907
Japan Bank International Cooperation:
1.875% 7/21/26	3,260	3,478
2.125% 2/10/25	1,716	1,831
2.25% 11/4/26	4,486	4,889
2.375% 11/16/22	9,438	9,846
2.375% 4/20/26	10,730	11,721
2.75% 1/21/26	2,720	3,026
2.875% 6/1/27	6,246	7,080
3.125% 7/20/21	3,386	3,470
3.25% 7/20/28	7,396	8,687
JPMorgan Chase & Co.:
2.083% 4/22/26 (a)	10,280	10,787
2.522% 4/22/31 (a)	9,850	10,546
2.776% 4/25/23 (a)	4,109	4,262
2.95% 10/1/26	20,733	22,965
2.956% 5/13/31 (a)	10,250	11,004
3.109% 4/22/51 (a)	12,250	13,174
3.22% 3/1/25 (a)	14,331	15,494
3.25% 9/23/22	3,287	3,477
3.3% 4/1/26	7,396	8,301
3.375% 5/1/23	1,561	1,672
3.509% 1/23/29 (a)	26,000	29,377
3.54% 5/1/28 (a)	13,970	15,759
3.559% 4/23/24 (a)	8,218	8,838
3.797% 7/23/24 (a)	11,382	12,392
3.875% 9/10/24	26,892	29,956
3.882% 7/24/38 (a)	3,698	4,437
3.9% 7/15/25	17,750	20,194
3.964% 11/15/48 (a)	7,724	9,480
4.005% 4/23/29 (a)	16,874	19,642
4.125% 12/15/26	4,828	5,639
4.203% 7/23/29 (a)	15,399	18,211
4.35% 8/15/21	1,644	1,708
4.452% 12/5/29 (a)	10,040	12,114
4.5% 1/24/22	10,683	11,299
4.625% 5/10/21	1,233	1,270
4.85% 2/1/44	4,109	5,651
4.95% 6/1/45	7,843	10,745
5.5% 10/15/40	4,684	6,766
5.6% 7/15/41	1,233	1,826
5.625% 8/16/43	4,109	5,991
KeyBank NA 3.4% 5/20/26	4,289	4,813
KeyCorp 2.9% 9/15/20	4,766	4,770
Lloyds Banking Group PLC:
3.1% 7/6/21	8,218	8,408
4.344% 1/9/48	12,326	15,353
4.582% 12/10/25	9,580	10,784
4.65% 3/24/26	7,067	8,023
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	2,368	2,412
2.801% 7/18/24	6,706	7,185
2.998% 2/22/22	7,560	7,844
3.195% 7/18/29	11,687	12,977
3.455% 3/2/23	15,071	16,109
3.751% 7/18/39	6,514	7,586
3.85% 3/1/26	538	621
3.961% 3/2/28	18,079	21,050
Mizuho Financial Group, Inc.:
2.226% 5/25/26 (a)	11,200	11,711
2.591% 5/25/31 (a)	13,600	14,311
2.953% 2/28/22	7,067	7,324
3.549% 3/5/23	9,861	10,556
National Australia Bank Ltd. 2.5% 5/22/22	8,218	8,531
Oesterreichische Kontrollbank:
2.375% 10/1/21	3,883	3,971
2.875% 9/7/21	3,455	3,546
PNC Financial Services Group, Inc.:
2.2% 11/1/24	5,540	5,904
2.6% 7/23/26	20,000	21,954
3.5% 1/23/24	14,370	15,743
3.9% 4/29/24	4,643	5,145
Rabobank Nederland:
3.75% 7/21/26	15,819	17,833
3.95% 11/9/22	4,546	4,854
4.375% 8/4/25	5,147	5,869
4.5% 1/11/21	822	834
5.25% 5/24/41	2,465	3,631
Rabobank Nederland New York Branch:
2.75% 1/10/23	13,970	14,734
3.375% 5/21/25	3,217	3,617
Regions Financial Corp. 2.75% 8/14/22	6,229	6,487
Royal Bank of Canada:
2.75% 2/1/22	10,683	11,066
4.65% 1/27/26	10,675	12,641
Royal Bank of Scotland Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (a)(c)	7,000	8,329
3.498% 5/15/23 (a)	8,411	8,775
3.754% 11/1/29 (a)	10,600	11,185
3.875% 9/12/23	3,260	3,537
4.445% 5/8/30 (a)	5,748	6,753
4.8% 4/5/26	5,424	6,372
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	8,973	9,414
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	4,911	5,375
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	4,000	4,086
2.348% 1/15/25	7,400	7,858
2.442% 10/19/21	12,326	12,610
2.75% 1/15/30	7,000	7,544
2.778% 10/18/22	6,204	6,497
2.784% 7/12/22	8,620	8,988
2.846% 1/11/22	8,711	8,993
3.102% 1/17/23	31,345	33,238
3.936% 10/16/23	12,886	14,208
Synchrony Bank 3% 6/15/22	5,753	5,946
The Toronto-Dominion Bank:
2.5% 12/14/20	11,522	11,595
3.5% 7/19/23	8,218	8,973
U.S. Bancorp:
2.625% 1/24/22	11,402	11,758
3% 7/30/29	8,900	9,845
3.1% 4/27/26	7,396	8,285
4.125% 5/24/21	2,465	2,527
Wells Fargo & Co.:
2.1% 7/26/21	8,218	8,346
2.188% 4/30/26 (a)	24,150	25,236
2.406% 10/30/25 (a)	41,860	44,099
2.572% 2/11/31 (a)	19,310	20,255
2.625% 7/22/22	12,145	12,634
3% 10/23/26	16,706	18,432
3.068% 4/30/41 (a)	14,600	15,430
3.3% 9/9/24	3,800	4,164
3.45% 2/13/23	3,020	3,211
3.55% 9/29/25	3,484	3,900
3.75% 1/24/24	35,240	38,500
3.9% 5/1/45	3,911	4,582
4.1% 6/3/26	2,650	3,001
4.4% 6/14/46	5,868	7,007
4.48% 1/16/24	3,135	3,493
4.75% 12/7/46	13,148	16,580
4.9% 11/17/45	7,928	10,077
5.013% 4/4/51 (a)	4,980	6,780
5.375% 11/2/43	1,520	2,032
5.606% 1/15/44	9,352	12,710
Westpac Banking Corp.:
2% 8/19/21	7,051	7,166
2.5% 6/28/22	20,897	21,736
2.85% 5/13/26	3,904	4,335
3.3% 2/26/24	26,696	29,089
4.421% 7/24/39	4,790	5,903
Zions Bancorp NA 4.5% 6/13/23	171	185
		2,243,018
Capital Markets - 1.3%
Affiliated Managers Group, Inc. 3.5% 8/1/25	3,904	4,300
Bank of New York Mellon Corp.:
2.6% 2/7/22	8,218	8,476
2.8% 5/4/26	4,626	5,160
2.95% 1/29/23	12,326	13,061
BlackRock, Inc.:
3.5% 3/18/24	2,383	2,629
4.25% 5/24/21	5,342	5,503
Credit Suisse AG:
3% 10/29/21	2,573	2,653
3.625% 9/9/24	8,156	9,103
Deutsche Bank AG:
4.1% 1/13/26	9,900	10,648
4.5% 4/1/25	2,573	2,634
Deutsche Bank AG New York Branch:
3.3% 11/16/22	7,560	7,817
3.7% 5/30/24	8,054	8,606
3.95% 2/27/23	14,178	14,980
4.1% 1/13/26	17,914	19,078
Eaton Vance Corp. 3.625% 6/15/23	2,321	2,495
Franklin Resources, Inc. 2.85% 3/30/25	3,123	3,421
Goldman Sachs Group, Inc.:
2.35% 11/15/21	22,557	22,648
2.6% 2/7/30	10,000	10,656
3% 4/26/22	13,740	13,965
3.2% 2/23/23	19,041	20,263
3.5% 1/23/25	22,109	24,278
3.625% 1/22/23	7,396	7,939
3.625% 2/20/24	8,628	9,413
3.691% 6/5/28 (a)	14,600	16,544
3.75% 2/25/26	4,782	5,403
3.85% 7/8/24	3,123	3,452
3.85% 1/26/27	24,850	28,296
4.25% 10/21/25	4,109	4,678
4.411% 4/23/39 (a)	3,900	4,776
4.75% 10/21/45	12,967	17,223
5.25% 7/27/21	3,698	3,861
5.75% 1/24/22	3,534	3,793
5.95% 1/15/27	12,326	15,241
6.75% 10/1/37	16,810	24,559
Intercontinental Exchange, Inc.:
0.7% 6/15/23	3,400	3,421
1.85% 9/15/32	9,300	9,420
2.65% 9/15/40	9,300	9,393
3.75% 12/1/25	4,725	5,379
3.75% 9/21/28	7,667	8,931
4% 10/15/23	3,082	3,400
4.25% 9/21/48	8,680	10,800
Merrill Lynch & Co., Inc.:
6.11% 1/29/37	5,815	8,333
7.75% 5/14/38	3,431	5,685
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (a)(c)	6,212	7,848
2.188% 4/28/26 (a)	20,150	21,197
2.625% 11/17/21	14,282	14,667
2.72% 7/22/25 (a)	15,600	16,687
2.75% 5/19/22	9,861	10,241
3.125% 1/23/23	50,292	53,322
3.125% 7/27/26	4,602	5,135
3.591% 7/22/28 (a)	6,985	7,888
3.7% 10/23/24	4,931	5,505
3.75% 2/25/23	5,568	6,010
3.772% 1/24/29 (a)	10,090	11,589
3.875% 4/29/24	12,064	13,416
3.875% 1/27/26	4,315	4,953
3.95% 4/23/27	28,092	31,872
3.971% 7/22/38 (a)	5,136	6,171
4.3% 1/27/45	1,644	2,144
4.375% 1/22/47	9,122	12,123
5.5% 7/28/21	2,794	2,922
5.597% 3/24/51 (a)	10,650	16,367
5.75% 1/25/21	4,109	4,197
6.375% 7/24/42	2,383	3,772
7.25% 4/1/32	822	1,255
Northern Trust Corp. 1.95% 5/1/30	17,750	18,549
State Street Corp. 2.65% 5/19/26	6,204	6,869
		707,013
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	11,783	11,334
3.5% 5/26/22	7,765	7,807
3.65% 7/21/27	3,698	3,447
3.875% 1/23/28	12,902	11,884
4.45% 12/16/21	6,903	7,036
4.45% 10/1/25	8,094	8,033
4.5% 5/15/21	11,587	11,785
4.625% 7/1/22	7,765	7,957
4.875% 1/16/24	7,026	7,243
Ally Financial, Inc.:
3.05% 6/5/23	5,150	5,344
5.8% 5/1/25	15,300	17,687
American Express Co.:
2.5% 8/1/22	10,321	10,713
2.5% 7/30/24	31,910	34,045
4.05% 12/3/42	5,732	7,214
Capital One Financial Corp.:
3.2% 1/30/23	11,439	12,092
3.3% 10/30/24	11,942	13,008
3.75% 7/28/26	8,013	8,787
3.75% 3/9/27	29,065	32,240
3.8% 1/31/28	10,683	11,931
3.9% 1/29/24	14,020	15,328
4.75% 7/15/21	3,287	3,413
Discover Financial Services:
4.5% 1/30/26	15,464	17,726
5.2% 4/27/22	822	878
Ford Motor Credit Co. LLC:
3.2% 1/15/21	3,088	3,088
3.219% 1/9/22	3,002	2,987
3.336% 3/18/21	3,646	3,655
3.815% 11/2/27	8,736	8,539
4.134% 8/4/25	5,753	5,769
4.25% 9/20/22	1,544	1,568
4.375% 8/6/23	3,431	3,533
4.389% 1/8/26	2,822	2,871
5.584% 3/18/24	8,218	8,762
5.875% 8/2/21	9,348	9,543
GE Capital International Funding Co.:
2.342% 11/15/20	4,679	4,698
3.373% 11/15/25	23,667	25,081
4.418% 11/15/35	26,211	27,062
John Deere Capital Corp.:
2.55% 1/8/21	8,547	8,616
2.65% 6/24/24	8,596	9,258
2.65% 6/10/26	4,109	4,553
2.7% 1/6/23	8,218	8,677
2.8% 1/27/23	4,109	4,341
2.8% 3/6/23	2,671	2,838
2.8% 9/8/27	5,753	6,417
3.45% 3/7/29	16,435	19,170
Synchrony Financial:
3.7% 8/4/26	3,881	4,047
4.375% 3/19/24	9,249	9,981
5.15% 3/19/29	22,382	25,585
Toyota Motor Credit Corp.:
0.5% 8/14/23	15,000	15,019
1.15% 8/13/27	17,300	17,321
1.9% 4/8/21	1,644	1,660
2.6% 1/11/22	6,575	6,779
2.7% 1/11/23	8,218	8,643
2.75% 5/17/21	2,136	2,174
3.35% 1/8/24	11,496	12,522
		541,689
Diversified Financial Services - 0.7%
AB Svensk Exportkredit 2.375% 3/9/22	4,602	4,745
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	9,754	12,476
5.75% 1/15/40	4,109	6,266
Berkshire Hathaway, Inc.:
3.125% 3/15/26	9,450	10,585
4.5% 2/11/43	1,644	2,216
BP Capital Markets America, Inc.:
3% 2/24/50	11,500	11,313
3.017% 1/16/27	7,807	8,559
3.224% 4/14/24	12,454	13,467
3.245% 5/6/22	6,369	6,688
4.5% 10/1/20	1,644	1,649
Brixmor Operating Partnership LP:
3.25% 9/15/23	3,854	3,976
3.9% 3/15/27	4,635	4,847
4.05% 7/1/30	5,036	5,403
4.125% 6/15/26	6,204	6,730
4.125% 5/15/29	5,548	6,004
DH Europe Finance II SARL:
2.2% 11/15/24	6,790	7,197
2.6% 11/15/29	7,940	8,637
3.4% 11/15/49	8,600	10,016
Export Development Canada:
2.625% 2/21/24	9,580	10,355
2.75% 3/15/23	37,520	39,842
General Electric Capital Corp.:
4.65% 10/17/21	1,648	1,723
5.875% 1/14/38	3,677	4,246
6.15% 8/7/37	447	530
6.875% 1/10/39	942	1,200
KfW:
0.375% 7/18/25	14,150	14,145
1.5% 6/15/21	24,538	24,786
2% 10/4/22	20,692	21,456
2% 5/2/25	3,143	3,381
2.125% 3/7/22	6,724	6,919
2.125% 1/17/23	9,861	10,303
2.375% 12/29/22	27,223	28,582
2.5% 11/20/24	8,567	9,345
2.625% 2/28/24	16,765	18,132
2.75% 10/1/20	3,431	3,438
2.875% 4/3/28	12,622	14,725
3.125% 12/15/21	15,860	16,450
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	6,985	7,471
2.5% 11/15/27	7,264	8,189
Voya Financial, Inc.:
3.65% 6/15/26	12,975	14,682
5.7% 7/15/43	3,082	4,063
		394,737
Insurance - 0.6%
ACE INA Holdings, Inc.:
3.35% 5/3/26	3,468	3,966
4.35% 11/3/45	3,287	4,364
AFLAC, Inc. 4% 10/15/46	3,107	3,612
Allstate Corp.:
3.28% 12/15/26	3,879	4,476
4.2% 12/15/46	6,212	7,802
American International Group, Inc.:
3.75% 7/10/25	2,342	2,627
3.875% 1/15/35	2,219	2,584
3.9% 4/1/26	3,098	3,544
4.2% 4/1/28	15,243	17,781
4.375% 6/30/50	4,700	5,539
4.5% 7/16/44	7,293	8,555
4.7% 7/10/35	4,766	5,968
4.75% 4/1/48	8,077	9,837
4.875% 6/1/22	7,396	7,957
6.4% 12/15/20	2,383	2,423
Aon PLC:
3.5% 6/14/24	1,644	1,803
4% 11/27/23	2,465	2,703
4.6% 6/14/44	1,315	1,673
4.75% 5/15/45	4,832	6,335
Baylor Scott & White Holdings 3.967% 11/15/46	2,055	2,451
Brighthouse Financial, Inc. 4.7% 6/22/47	7,807	7,497
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	5,844	6,303
3.6% 8/19/49	6,993	7,809
4.4% 3/15/48	7,979	9,739
Lincoln National Corp.:
3.625% 12/12/26	4,931	5,525
4.35% 3/1/48	2,500	2,921
4.375% 6/15/50	5,000	5,820
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,561	1,718
3.875% 3/15/24	7,807	8,648
4.05% 10/15/23	5,568	6,107
4.2% 3/1/48	4,002	5,122
4.35% 1/30/47	2,301	2,989
4.375% 3/15/29	6,327	7,695
4.9% 3/15/49	7,643	10,730
MetLife, Inc.:
4.125% 8/13/42	5,130	6,264
4.55% 3/23/30	9,300	11,702
4.6% 5/13/46	1,644	2,155
4.721% 12/15/44 (a)	4,109	5,361
5.875% 2/6/41	2,059	2,995
Principal Financial Group, Inc. 4.3% 11/15/46	6,575	7,926
Progressive Corp.:
2.45% 1/15/27	3,895	4,225
4.2% 3/15/48	4,550	5,992
Prudential Financial, Inc.:
3.878% 3/27/28	5,259	6,219
3.905% 12/7/47	452	512
3.935% 12/7/49	8,809	10,011
4.35% 2/25/50	10,267	12,426
4.418% 3/27/48	5,218	6,248
5.7% 12/14/36	312	445
The Chubb Corp. 6.5% 5/15/38	2,884	4,486
The Travelers Companies, Inc.:
4.1% 3/4/49	5,000	6,244
4.3% 8/25/45	1,199	1,510
6.25% 6/15/37	6,862	10,382
Unum Group 4.5% 3/15/25	22,170	24,654
		324,380

TOTAL FINANCIALS		4,210,837

HEALTH CARE - 2.7%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 5/14/21	2,244	2,271
2.6% 11/21/24 (b)	12,700	13,611
2.9% 11/6/22	4,684	4,928
2.95% 11/21/26 (b)	9,300	10,228
3.2% 11/21/29 (b)	15,900	17,598
3.25% 10/1/22 (b)	2,465	2,586
3.45% 3/15/22 (b)	14,812	15,394
3.6% 5/14/25	7,396	8,254
3.8% 3/15/25 (b)	7,248	8,103
4.05% 11/21/39 (b)	9,300	10,847
4.25% 11/14/28	6,812	8,109
4.25% 11/21/49 (b)	15,400	18,536
4.3% 5/14/36	5,144	6,127
4.4% 11/6/42	3,924	4,722
4.45% 5/14/46	5,753	6,935
4.55% 3/15/35 (b)	5,464	6,818
4.7% 5/14/45	10,828	13,505
4.75% 3/15/45 (b)	5,202	6,397
4.875% 11/14/48	4,790	6,162
Amgen, Inc.:
1.9% 2/21/25	6,700	7,019
2.6% 8/19/26	8,628	9,469
3.125% 5/1/25	1,644	1,811
3.375% 2/21/50	9,200	10,040
3.875% 11/15/21	6,537	6,751
4.4% 5/1/45	8,160	10,132
4.663% 6/15/51	10,250	13,546
Gilead Sciences, Inc.:
2.55% 9/1/20	3,895	3,895
3.65% 3/1/26	5,078	5,800
4.15% 3/1/47	10,223	13,084
4.75% 3/1/46	9,039	12,100
Upjohn, Inc.:
2.7% 6/22/30 (b)	7,500	7,824
4% 6/22/50 (b)	7,500	8,166
		280,768
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
3.75% 11/30/26	5,730	6,703
4.75% 11/30/36	3,698	5,003
4.9% 11/30/46	8,546	12,210
Becton, Dickinson & Co.:
2.823% 5/20/30	7,230	7,844
3.363% 6/6/24	8,218	8,942
3.7% 6/6/27	22,809	25,848
4.685% 12/15/44	8,928	11,248
Boston Scientific Corp.:
3.45% 3/1/24	3,821	4,153
4% 3/1/29	8,875	10,342
4.7% 3/1/49	14,323	19,039
Danaher Corp. 4.375% 9/15/45	1,948	2,530
Medtronic Global Holdings SCA 3.35% 4/1/27	12,039	13,792
Medtronic, Inc. 4.625% 3/15/45	10,621	14,581
Stryker Corp.:
1.95% 6/15/30	7,650	7,846
2.9% 6/15/50	7,650	7,946
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	9,352	10,367
		168,394
Health Care Providers & Services - 1.0%
Aetna, Inc.:
2.8% 6/15/23	12,326	12,996
3.875% 8/15/47	4,300	4,992
4.125% 11/15/42	9,324	10,575
Allina Health System, Inc. 3.887% 4/15/49	5,451	6,433
Anthem, Inc.:
3.125% 5/15/50	7,000	7,344
3.3% 1/15/23	1,644	1,751
3.65% 12/1/27	28,541	32,769
4.375% 12/1/47	8,598	10,758
4.55% 3/1/48	3,870	4,969
4.625% 5/15/42	2,136	2,692
4.65% 1/15/43	1,644	2,085
Cardinal Health, Inc. 4.368% 6/15/47	11,414	12,652
Children's Hospital Medical Center 4.268% 5/15/44	2,728	3,491
Cigna Corp.:
3% 7/15/23	8,218	8,772
3.75% 7/15/23	10,210	11,114
4.125% 11/15/25	8,099	9,362
4.375% 10/15/28	21,818	26,110
4.5% 2/25/26	9,582	11,270
4.8% 8/15/38	19,369	24,368
4.8% 7/15/46	6,245	7,996
4.9% 12/15/48	6,997	9,244
6.125% 11/15/41	2,465	3,565
CommonSpirit Health 4.35% 11/1/42	1,644	1,806
CVS Health Corp.:
2.7% 8/21/40	12,450	12,123
2.875% 6/1/26	6,164	6,711
3% 8/15/26	13,607	14,929
3.25% 8/15/29	14,445	16,023
3.7% 3/9/23	7,467	8,038
3.875% 7/20/25	3,829	4,334
4.1% 3/25/25	3,385	3,860
4.3% 3/25/28	19,640	23,122
4.875% 7/20/35	2,547	3,241
5.05% 3/25/48	22,516	29,228
5.125% 7/20/45	7,239	9,329
5.3% 12/5/43	3,609	4,715
HCA Holdings, Inc. 5.25% 6/15/49	14,240	17,786
Humana, Inc.:
3.125% 8/15/29	6,680	7,372
4.95% 10/1/44	2,055	2,751
Kaiser Foundation Hospitals:
3.266% 11/1/49	7,510	8,383
4.15% 5/1/47	5,384	6,875
4.875% 4/1/42	1,479	2,038
McKesson Corp.:
3.796% 3/15/24	4,109	4,512
4.883% 3/15/44	4,109	5,049
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	2,465	3,337
New York & Presbyterian Hospital:
4.024% 8/1/45	2,876	3,706
4.063% 8/1/56	2,161	2,820
NYU Hospitals Center 4.784% 7/1/44	6,245	7,831
Partners Healthcare System, Inc. 4.117% 7/1/55	2,876	3,554
UnitedHealth Group, Inc.:
1.25% 1/15/26	6,470	6,637
2% 5/15/30	3,000	3,141
2.375% 8/15/24	8,104	8,675
2.875% 12/15/21	2,116	2,186
2.9% 5/15/50	6,490	6,862
3.375% 4/15/27	4,437	5,073
3.5% 6/15/23	7,314	7,941
3.7% 8/15/49	8,622	10,396
3.75% 7/15/25	2,876	3,291
3.75% 10/15/47	7,856	9,377
3.85% 6/15/28	9,540	11,274
3.875% 12/15/28	12,319	14,694
3.875% 8/15/59	10,302	12,818
4.2% 1/15/47	2,958	3,734
4.375% 3/15/42	9,697	12,328
4.75% 7/15/45	1,373	1,863
		559,071
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	13,412	14,526
3% 4/15/23	3,838	4,075
4.15% 2/1/24	3,598	3,995
5.3% 2/1/44	4,782	6,705
		29,301
Pharmaceuticals - 0.8%
AstraZeneca PLC:
4.375% 11/16/45	6,196	8,156
4.375% 8/17/48	10,164	13,918
6.45% 9/15/37	2,671	4,122
Bayer U.S. Finance II LLC:
2.75% 7/15/21 (b)	5,224	5,318
2.85% 4/15/25 (b)	3,143	3,275
3.95% 4/15/45 (b)	1,142	1,217
Bristol-Myers Squibb Co.:
2.9% 7/26/24	9,355	10,193
3.2% 6/15/26	3,353	3,812
3.25% 8/1/42	2,301	2,686
3.4% 7/26/29	15,088	17,607
3.875% 8/15/25	9,500	10,936
4.125% 6/15/39	2,347	3,003
4.25% 10/26/49	9,963	13,225
4.35% 11/15/47	5,500	7,332
4.55% 2/20/48	15,000	20,666
5% 8/15/45	4,300	6,121
Eli Lilly & Co. 2.25% 5/15/50	17,730	16,803
GlaxoSmithKline Capital PLC 3% 6/1/24	9,580	10,405
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	5,932	9,196
Johnson & Johnson:
0.55% 9/1/25	6,630	6,644
1.3% 9/1/30	6,630	6,701
1.65% 3/1/21	3,098	3,117
2.1% 9/1/40	6,630	6,609
2.45% 3/1/26	4,593	5,034
2.45% 9/1/60	6,630	6,471
3.4% 1/15/38	7,667	9,092
3.5% 1/15/48	4,931	5,991
3.625% 3/3/37	3,287	3,996
4.5% 12/5/43	5,444	7,434
4.85% 5/15/41	3,500	4,952
Merck & Co., Inc.:
2.4% 9/15/22	1,644	1,707
2.45% 6/24/50	4,570	4,558
2.9% 3/7/24	9,436	10,212
3.6% 9/15/42	1,644	1,991
3.7% 2/10/45	5,259	6,387
3.875% 1/15/21	822	827
3.9% 3/7/39	10,000	12,456
Mylan NV:
3.15% 6/15/21	1,644	1,675
3.95% 6/15/26	2,326	2,636
5.2% 4/15/48	2,465	3,100
5.25% 6/15/46	2,712	3,388
Novartis Capital Corp.:
1.75% 2/14/25	7,700	8,067
2.4% 5/17/22	9,533	9,871
2.4% 9/21/22	3,082	3,214
2.75% 8/14/50	11,300	11,947
3% 11/20/25	8,604	9,554
3.1% 5/17/27	4,841	5,427
3.7% 9/21/42	2,321	2,806
4% 11/20/45	4,306	5,504
Perrigo Finance PLC:
4.375% 3/15/26	2,659	2,987
4.9% 12/15/44	1,946	2,100
Pfizer, Inc.:
2.7% 5/28/50	3,720	3,860
2.95% 3/15/24	3,863	4,192
3% 12/15/26	5,505	6,261
3.2% 9/15/23	10,452	11,330
3.45% 3/15/29	6,846	8,023
3.9% 3/15/39	5,177	6,394
4% 12/15/36	7,807	9,582
4.125% 12/15/46	2,703	3,459
4.2% 9/15/48	6,410	8,364
4.4% 5/15/44	3,443	4,572
7.2% 3/15/39	4,437	7,411
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	2,543	2,594
2.875% 9/23/23	7,765	8,268
3.2% 9/23/26	32,197	36,056
Zoetis, Inc.:
3.25% 2/1/23	4,109	4,353
3.95% 9/12/47	1,644	2,024
4.7% 2/1/43	1,068	1,410
		472,599

TOTAL HEALTH CARE		1,510,133

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	4,766	4,856
3.375% 5/15/23	7,807	8,414
3.75% 5/15/28	7,724	9,079
4.25% 4/1/50	4,000	5,188
Lockheed Martin Corp.:
3.55% 1/15/26	6,245	7,128
4.09% 9/15/52	12,494	16,137
Northrop Grumman Corp.:
3.25% 1/15/28	6,903	7,805
3.85% 4/15/45	1,540	1,803
4.03% 10/15/47	15,474	18,845
4.75% 6/1/43	3,287	4,275
Raytheon Co. 3.125% 10/15/20	1,644	1,650
Raytheon Technologies Corp.:
2.8% 3/15/22 (b)	6,985	7,224
3.15% 12/15/24 (b)	7,314	7,960
3.65% 8/16/23	544	592
3.75% 11/1/46	6,134	7,065
4.05% 5/4/47	1,915	2,304
4.125% 11/16/28	12,088	14,380
4.35% 4/15/47 (b)	5,424	6,721
4.45% 11/16/38	4,360	5,377
4.5% 6/1/42	6,065	7,677
4.625% 11/16/48	10,853	14,229
4.875% 10/15/40 (b)	822	1,053
5.7% 4/15/40	1,644	2,284
The Boeing Co.:
2.125% 3/1/22	3,089	3,113
2.5% 3/1/25	3,780	3,754
2.7% 2/1/27	6,514	6,321
2.8% 3/1/23	4,060	4,141
2.95% 2/1/30	8,334	8,124
3.625% 3/1/48	3,287	2,864
3.65% 3/1/47	2,268	1,956
3.75% 2/1/50	12,700	11,360
4.875% 5/1/25	14,370	15,631
5.15% 5/1/30	10,000	11,197
5.705% 5/1/40	6,830	7,919
5.805% 5/1/50	14,760	17,632
6.875% 3/15/39	2,712	3,362
		259,420
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.2% 2/1/25	3,139	3,448
3.9% 2/1/35	4,848	5,533
4.05% 2/15/48	3,000	3,346
4.4% 1/15/47	6,575	7,559
4.55% 4/1/46	1,233	1,460
4.95% 10/17/48	6,489	8,056
5.25% 5/15/50	3,500	4,605
United Parcel Service, Inc.:
2.4% 11/15/26	6,164	6,749
3.4% 11/15/46	2,177	2,467
3.75% 11/15/47	5,078	6,112
4.25% 3/15/49	3,300	4,280
5.3% 4/1/50	4,830	7,103
6.2% 1/15/38	2,055	3,117
		63,835
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	1,438	1,136
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	5,333	4,992
Continental Airlines, Inc. 4% 4/29/26	2,606	2,439
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 6/1/29	469	457
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	6,536	6,347
		15,371
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25 (b)	10,400	10,895
2.493% 2/15/27 (b)	7,350	7,711
2.722% 2/15/30 (b)	12,800	13,405
3.377% 4/5/40 (b)	5,130	5,334
3.577% 4/5/50 (b)	11,600	12,291
		49,636
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 1.375% 6/8/21	7,724	7,793
Republic Services, Inc.:
1.45% 2/15/31	18,400	18,128
2.9% 7/1/26	3,468	3,854
3.2% 3/15/25	9,266	10,177
3.95% 5/15/28	8,628	10,192
Waste Management, Inc.:
2.4% 5/15/23	4,355	4,575
2.9% 9/15/22	5,485	5,737
4.15% 7/15/49	10,538	13,231
		73,687
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	4,705	4,942
4% 11/2/32	1,561	1,880
4.15% 11/2/42	1,561	1,944
		8,766
Industrial Conglomerates - 0.3%
3M Co.:
2% 6/26/22	3,287	3,389
2.375% 8/26/29	9,127	9,847
2.65% 4/15/25	3,738	4,070
2.875% 10/15/27	3,287	3,654
3.05% 4/15/30	3,013	3,448
3.125% 9/19/46	2,268	2,488
3.25% 8/26/49	7,032	7,963
3.7% 4/15/50	3,719	4,518
Covidien International Finance SA 3.2% 6/15/22	1,767	1,844
General Electric Co.:
3.45% 5/1/27	3,850	4,087
3.625% 5/1/30	4,820	4,962
4.25% 5/1/40	2,850	2,878
4.35% 5/1/50	3,820	3,881
4.5% 3/11/44	24,957	25,760
Honeywell International, Inc.:
1.35% 6/1/25	8,400	8,650
1.95% 6/1/30	9,100	9,603
2.5% 11/1/26	5,884	6,479
2.8% 6/1/50	8,450	9,131
3.812% 11/21/47	1,151	1,461
Roper Technologies, Inc.:
0.45% 8/15/22 (d)	4,900	4,902
1% 9/15/25 (d)	7,700	7,749
1.4% 9/15/27 (d)	7,500	7,609
1.75% 2/15/31 (d)	7,500	7,536
2% 6/30/30	14,800	15,140
2.8% 12/15/21	5,432	5,583
3.8% 12/15/26	6,985	8,084
		174,716
Machinery - 0.3%
Caterpillar Financial Services Corp.:
1.7% 8/9/21	7,716	7,818
2.4% 6/6/22	8,218	8,522
2.4% 8/9/26	2,342	2,543
2.85% 6/1/22	3,287	3,431
3.45% 5/15/23	11,504	12,440
Caterpillar, Inc.:
2.6% 6/26/22	4,931	5,104
3.25% 9/19/49	13,670	15,307
3.803% 8/15/42	2,055	2,517
5.3% 9/15/35	5,753	7,914
Deere & Co.:
2.875% 9/7/49	9,910	10,726
5.375% 10/16/29	822	1,086
Fortive Corp. 2.35% 6/15/21	5,424	5,496
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	11,793	13,803
4.65% 11/1/44	4,931	6,040
Otis Worldwide Corp.:
2.565% 2/15/30 (b)	11,000	11,736
3.362% 2/15/50 (b)	8,370	9,151
Parker Hannifin Corp.:
3.25% 3/1/27	4,643	5,123
4% 6/14/49	4,890	5,915
4.1% 3/1/47	4,651	5,617
		140,289
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	5,753	6,410
Road & Rail - 0.5%
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,301	2,444
3.05% 3/15/22	8,218	8,503
3.05% 2/15/51	3,620	3,981
3.25% 6/15/27	6,164	7,016
3.55% 2/15/50	5,000	5,933
3.9% 8/1/46	3,813	4,717
4.05% 6/15/48	13,835	17,374
4.125% 6/15/47	2,342	2,939
4.15% 4/1/45	1,397	1,761
4.375% 9/1/42	3,698	4,730
4.55% 9/1/44	2,465	3,251
4.9% 4/1/44	3,287	4,521
Canadian National Railway Co.:
2.45% 5/1/50	13,710	13,677
2.85% 12/15/21	4,109	4,211
3.2% 8/2/46	2,712	3,101
CSX Corp.:
3.25% 6/1/27	4,109	4,646
3.4% 8/1/24	3,800	4,217
3.8% 11/1/46	4,701	5,442
3.95% 5/1/50	2,938	3,586
4.1% 3/15/44	5,568	6,796
4.5% 3/15/49	11,341	14,868
4.75% 11/15/48	4,758	6,385
Norfolk Southern Corp.:
3% 4/1/22	6,164	6,375
3.25% 12/1/21	4,109	4,231
3.65% 8/1/25	9,861	11,143
3.8% 8/1/28	7,701	9,114
3.95% 10/1/42	1,561	1,854
4.05% 8/15/52	7,096	8,559
4.65% 1/15/46	2,678	3,477
Union Pacific Corp.:
2.15% 2/5/27	7,400	7,881
2.75% 3/1/26	5,473	6,004
3% 4/15/27	4,109	4,596
3.25% 2/5/50	11,090	12,150
3.35% 8/15/46	3,879	4,203
3.6% 9/15/37	2,712	3,093
3.7% 3/1/29	7,544	8,826
3.799% 10/1/51	2,301	2,754
3.839% 3/20/60	11,556	13,505
		241,864
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	7,741	7,794
2.75% 1/15/23	8,218	8,255
3.375% 6/1/21	11,524	11,666
3.625% 12/1/27	7,855	8,051
3.75% 2/1/22	3,139	3,207
4.25% 2/1/24	10,816	11,287
		50,260

TOTAL INDUSTRIALS		1,084,254

INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	8,300	8,429
2.2% 9/20/23	6,171	6,505
2.5% 9/20/26	4,109	4,546
3.5% 6/15/25	3,509	4,009
5.9% 2/15/39	10,203	15,431
		38,920
Electronic Equipment & Components - 0.2%
Corning, Inc.:
3.9% 11/15/49	5,000	5,735
4.75% 3/15/42	4,109	5,126
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (b)	9,450	10,199
4.42% 6/15/21 (b)	10,133	10,395
4.9% 10/1/26(b)	7,765	8,786
5.3% 10/1/29 (b)	20,684	23,590
6.02% 6/15/26 (b)	13,263	15,615
8.1% 7/15/36 (b)	4,390	5,833
8.35% 7/15/46 (b)	9,871	13,315
Tyco Electronics Group SA:
3.45% 8/1/24	2,999	3,264
7.125% 10/1/37	2,034	3,021
		104,879
IT Services - 0.5%
Fiserv, Inc.:
3.5% 7/1/29	9,101	10,351
4.4% 7/1/49	15,118	19,058
IBM Corp.:
1.95% 5/15/30	11,485	11,864
2.5% 1/27/22	6,410	6,609
2.95% 5/15/50	11,385	11,714
3% 5/15/24	9,867	10,726
3.5% 5/15/29	13,939	16,158
3.625% 2/12/24	8,218	9,065
4.25% 5/15/49	8,909	11,259
4.7% 2/19/46	4,068	5,402
IBM Credit LLC 2.2% 9/8/22	7,396	7,692
MasterCard, Inc.:
3.3% 3/26/27	5,942	6,813
3.35% 3/26/30	8,268	9,696
3.8% 11/21/46	3,123	3,817
3.85% 3/26/50	14,640	18,336
PayPal Holdings, Inc.:
1.65% 6/1/25	11,230	11,658
2.3% 6/1/30	13,000	13,824
The Western Union Co. 2.85% 1/10/25	9,000	9,506
Visa, Inc.:
1.9% 4/15/27	11,780	12,500
2.05% 4/15/30	15,270	16,227
2.2% 12/14/20	4,684	4,701
2.7% 4/15/40	9,800	10,552
2.75% 9/15/27	9,795	10,873
3.15% 12/14/25	7,404	8,325
4.3% 12/14/45	5,457	7,228
		263,954
Semiconductors & Semiconductor Equipment - 0.3%
Applied Materials, Inc. 4.35% 4/1/47	10,617	14,342
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	5,753	6,229
3.875% 1/15/27	6,656	7,376
Broadcom, Inc.:
3.459% 9/15/26	10,373	11,399
4.3% 11/15/32	10,300	11,873
4.75% 4/15/29	14,053	16,439
Intel Corp.:
2.35% 5/11/22	13,970	14,454
2.45% 11/15/29	8,500	9,240
3.25% 11/15/49	8,600	9,573
3.3% 10/1/21	12,326	12,732
3.734% 12/8/47	2,684	3,183
3.9% 3/25/30	9,360	11,365
4.1% 5/19/46	5,753	7,122
4.1% 5/11/47	1,972	2,477
4.75% 3/25/50	9,840	13,490
Lam Research Corp. 2.875% 6/15/50	12,050	12,663
NVIDIA Corp.:
2.85% 4/1/30	8,900	9,920
3.5% 4/1/50	4,950	5,595
Qualcomm, Inc.:
2.6% 1/30/23	6,164	6,476
4.3% 5/20/47	8,300	10,626
Texas Instruments, Inc. 4.15% 5/15/48	5,717	7,472
		204,046
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	16,567	16,756
2.4% 2/6/22	23,010	23,666
2.525% 6/1/50	33,263	34,799
2.675% 6/1/60	5,518	5,798
2.7% 2/12/25	14,114	15,405
2.875% 2/6/24	9,580	10,338
3.45% 8/8/36	5,013	6,017
3.625% 12/15/23	21,489	23,651
3.7% 8/8/46	26,418	32,893
3.95% 8/8/56	3,391	4,455
4.1% 2/6/37	9,152	11,780
Oracle Corp.:
1.9% 9/15/21	6,903	7,011
2.5% 5/15/22	7,889	8,155
2.5% 4/1/25	8,860	9,551
2.625% 2/15/23	8,218	8,642
2.65% 7/15/26	7,396	8,112
2.95% 5/15/25	4,109	4,510
2.95% 4/1/30	11,770	13,171
3.25% 11/15/27	14,053	15,864
3.4% 7/8/24	3,883	4,270
3.6% 4/1/50	12,810	14,296
3.85% 7/15/36	8,325	9,776
3.85% 4/1/60	14,890	17,179
4% 7/15/46	8,054	9,442
4% 11/15/47	14,379	16,906
4.125% 5/15/45	2,465	2,932
4.3% 7/8/34	3,184	3,964
5.375% 7/15/40	10,272	14,075
		353,414
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
0.55% 8/20/25	14,600	14,633
1.25% 8/20/30	13,550	13,537
2.1% 9/12/22	6,985	7,246
2.15% 2/9/22	4,109	4,222
2.25% 2/23/21	12,326	12,424
2.3% 5/11/22	6,575	6,788
2.4% 1/13/23	24,653	25,842
2.45% 8/4/26	16,928	18,513
2.55% 8/20/60	5,340	5,215
2.65% 5/11/50	4,300	4,417
2.7% 5/13/22	5,464	5,686
2.9% 9/12/27	11,546	12,984
2.95% 9/11/49	21,980	23,628
3% 11/13/27	8,218	9,317
3.2% 5/13/25	8,620	9,664
3.2% 5/11/27	13,457	15,335
3.75% 9/12/47	5,000	6,021
3.75% 11/13/47	5,732	6,921
3.85% 5/4/43	10,683	13,097
4.25% 2/9/47	2,055	2,700
4.375% 5/13/45	3,854	5,058
4.5% 2/23/36	7,609	10,069
4.65% 2/23/46	4,643	6,355
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (a)	8,013	9,266
6.2% 10/15/35 (a)	3,197	3,990
6.35% 10/15/45 (a)	1,545	1,985
HP, Inc.:
2.2% 6/17/25	11,650	12,309
6% 9/15/41	1,233	1,510
Xerox Corp. 4.5% 5/15/21	3,287	3,352
		272,084

TOTAL INFORMATION TECHNOLOGY		1,237,297

MATERIALS - 0.6%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	4,950	5,159
2.05% 5/15/30	5,400	5,700
2.7% 5/15/40	4,650	4,978
2.8% 5/15/50	5,530	5,849
DuPont de Nemours, Inc.:
4.205% 11/15/23	11,669	12,892
4.725% 11/15/28	14,089	17,223
5.319% 11/15/38	8,750	11,260
Eastman Chemical Co. 4.65% 10/15/44	2,465	2,912
Ecolab, Inc.:
1.3% 1/30/31	6,575	6,399
2.7% 11/1/26	5,424	6,087
3.95% 12/1/47	8,736	11,083
5.5% 12/8/41	335	483
LYB International Finance BV:
4% 7/15/23	4,622	5,035
4.875% 3/15/44	4,807	5,725
LYB International Finance II BV 3.5% 3/2/27	20,109	22,370
LyondellBasell Industries NV 4.625% 2/26/55	3,073	3,500
Nutrien Ltd.:
4% 12/15/26	9,368	10,812
4.2% 4/1/29	4,251	5,068
5% 4/1/49	7,399	9,640
5.25% 1/15/45	2,876	3,597
5.625% 12/1/40	1,479	1,887
Praxair, Inc.:
2.2% 8/15/22	1,644	1,695
2.45% 2/15/22	3,821	3,919
3.2% 1/30/26	5,210	5,841
3.55% 11/7/42	1,644	1,953
Sherwin-Williams Co.:
2.75% 6/1/22	190	197
3.45% 6/1/27	18,217	20,658
3.8% 8/15/49	3,020	3,462
4.5% 6/1/47	7,010	8,859
The Dow Chemical Co.:
2.1% 11/15/30	7,100	7,009
3.15% 5/15/24	5,930	6,388
3.6% 11/15/50	7,300	7,477
3.625% 5/15/26	6,083	6,795
4.375% 11/15/42	4,006	4,515
4.8% 11/30/28	7,026	8,518
4.8% 5/15/49	6,323	7,550
9.4% 5/15/39	2,465	4,192
The Mosaic Co.:
4.05% 11/15/27	4,733	5,242
4.25% 11/15/23	8,947	9,699
5.625% 11/15/43	3,082	3,539
Westlake Chemical Corp. 5% 8/15/46	1,644	1,874
		277,041
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	3,883	4,295
3.8% 1/15/26	2,367	2,699
4.4% 8/15/47	7,146	8,582
5.15% 5/15/46	1,488	1,890
		17,466
Metals & Mining - 0.1%
Barrick Gold Corp. 5.25% 4/1/42	3,698	5,058
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	4,732	4,901
5% 9/30/43	2,465	3,488
Newmont Corp. 5.45% 6/9/44	5,269	7,390
Nucor Corp.:
4% 8/1/23	2,465	2,688
5.2% 8/1/43	3,287	4,294
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	17,503	19,826
7.125% 7/15/28	1,644	2,327
Southern Copper Corp.:
3.875% 4/23/25	3,016	3,331
5.25% 11/8/42	4,746	6,044
Vale SA 5.625% 9/11/42	5,424	6,536
		65,883

TOTAL MATERIALS		360,390

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc. 4.85% 4/15/49	9,470	12,809
American Tower Corp.:
1.3% 9/15/25	7,470	7,594
2.1% 6/15/30	12,610	12,869
3.1% 6/15/50	4,610	4,738
3.55% 7/15/27	7,026	7,920
3.7% 10/15/49	5,000	5,622
Boston Properties, Inc.:
2.75% 10/1/26	5,753	6,212
3.125% 9/1/23	1,561	1,658
4.125% 5/15/21	1,725	1,753
Crown Castle International Corp.:
1.35% 7/15/25	9,601	9,756
2.25% 1/15/31	5,970	6,102
3.25% 1/15/51	5,400	5,576
Duke Realty LP:
3.625% 4/15/23	2,260	2,404
3.75% 12/1/24	4,725	5,225
ERP Operating LP:
3% 4/15/23	1,540	1,626
3.25% 8/1/27	10,670	11,885
4.625% 12/15/21	4,684	4,884
Federal Realty Investment Trust 3% 8/1/22	3,904	4,020
Healthpeak Properties, Inc.:
3% 1/15/30	10,280	11,174
3.4% 2/1/25	6,575	7,247
3.875% 8/15/24	6,225	6,939
Kimco Realty Corp.:
1.9% 3/1/28	8,500	8,361
3.8% 4/1/27	3,287	3,585
4.125% 12/1/46	8,218	8,547
4.45% 9/1/47	4,256	4,612
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,575	7,075
4.5% 1/15/25	6,582	6,914
4.5% 4/1/27	7,807	8,276
Prologis LP:
2.125% 4/15/27	9,830	10,498
3.25% 10/1/26	3,829	4,340
Simon Property Group LP:
2.625% 6/15/22	6,516	6,701
3.25% 9/13/49	9,580	8,960
3.375% 12/1/27	16,398	17,702
Ventas Realty LP:
3.125% 6/15/23	5,189	5,404
3.25% 10/15/26	2,876	3,067
3.5% 2/1/25	3,287	3,541
3.85% 4/1/27	7,807	8,424
4% 3/1/28	17,796	19,242
4.125% 1/15/26	1,192	1,338
4.375% 2/1/45	2,465	2,542
4.875% 4/15/49	2,340	2,571
Weingarten Realty Investors 3.5% 4/15/23	3,123	3,207
Welltower, Inc.:
3.75% 3/15/23	7,117	7,530
4.95% 9/1/48	8,218	9,894
		300,344
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,123	3,236
CBRE Group, Inc. 4.875% 3/1/26	4,684	5,428
Digital Realty Trust LP 3.7% 8/15/27	6,575	7,506
Mack-Cali Realty LP:
3.15% 5/15/23	3,863	3,476
4.5% 4/18/22	3,459	3,320
Tanger Properties LP:
3.75% 12/1/24	5,342	5,256
3.875% 7/15/27	5,095	4,911
		33,133

TOTAL REAL ESTATE		333,477

UTILITIES - 2.0%
Electric Utilities - 1.4%
AEP Texas, Inc. 3.8% 10/1/47	3,500	4,054
Alabama Power Co.:
1.45% 9/15/30	15,000	14,957
3.7% 12/1/47	4,841	5,746
3.75% 3/1/45	822	963
4.15% 8/15/44	3,821	4,695
4.3% 7/15/48	4,832	6,209
5.2% 6/1/41	3,164	4,219
AmerenUE 3.9% 9/15/42	3,041	3,586
American Electric Power Co., Inc.:
2.95% 12/15/22	3,287	3,452
3.25% 3/1/50	2,580	2,712
4.3% 12/1/28	14,373	16,930
Appalachian Power Co.:
4.45% 6/1/45	4,931	5,952
4.5% 3/1/49	7,510	9,257
Baltimore Gas & Electric Co.:
2.9% 6/15/50	6,580	6,768
3.35% 7/1/23	2,342	2,511
3.5% 8/15/46	2,055	2,369
Carolina Power & Light Co. 2.8% 5/15/22	3,574	3,710
CenterPoint Energy Houston Electric LLC:
3.55% 8/1/42	1,561	1,793
4.25% 2/1/49	2,139	2,759
Cincinnati Gas & Electric Co. 4.3% 2/1/49	22,306	28,787
Cleco Corporate Holdings LLC 3.743% 5/1/26	4,651	4,963
Commonwealth Edison Co.:
3.1% 11/1/24	8,218	8,903
3.2% 11/15/49	14,000	15,371
3.4% 9/1/21	822	841
3.65% 6/15/46	2,350	2,764
3.7% 3/1/45	2,547	3,008
3.75% 8/15/47	5,054	6,049
4% 3/1/48	5,613	7,043
4% 3/1/49	4,926	6,112
Detroit Edison Co. 2.65% 6/15/22	6,575	6,796
DTE Electric Co. 3.95% 3/1/49	3,000	3,760
Duke Energy Carolinas LLC:
2.95% 12/1/26	4,931	5,535
3.2% 8/15/49	6,564	7,384
3.75% 6/1/45	1,644	1,954
3.875% 3/15/46	3,204	3,929
4% 9/30/42	3,082	3,775
Duke Energy Corp.:
1.8% 9/1/21	12,705	12,877
2.45% 6/1/30	5,400	5,696
2.65% 9/1/26	10,971	11,976
3.75% 4/15/24	4,931	5,434
3.75% 9/1/46	7,503	8,621
3.95% 10/15/23	2,008	2,201
4.2% 6/15/49	7,780	9,511
4.8% 12/15/45	2,292	2,980
Duke Energy Progress, Inc.:
4.15% 12/1/44	1,479	1,845
4.375% 3/30/44	1,644	2,077
Edison International 2.95% 3/15/23	6,730	6,929
Entergy Corp.:
0.9% 9/15/25	13,900	13,893
2.95% 9/1/26	3,863	4,294
4% 7/15/22	5,457	5,790
Entergy, Inc.:
3.55% 9/30/49	3,322	3,754
4% 3/30/29	6,486	7,596
Eversource Energy:
2.9% 10/1/24	7,026	7,607
3.35% 3/15/26	5,432	6,045
3.45% 1/15/50	3,670	4,050
Exelon Corp.:
3.95% 6/15/25	16,151	18,443
5.1% 6/15/45	904	1,172
FirstEnergy Corp.:
1.6% 1/15/26	10,314	10,218
2.25% 9/1/30	11,100	11,037
3.4% 3/1/50	3,000	3,015
3.9% 7/15/27	6,985	7,658
4.85% 7/15/47	3,861	4,739
Florida Power & Light Co.:
3.125% 12/1/25	4,191	4,674
3.15% 10/1/49	5,748	6,518
3.25% 6/1/24	3,883	4,217
4.05% 10/1/44	4,453	5,608
4.125% 6/1/48	10,108	13,371
Florida Power Corp. 3.4% 10/1/46	2,055	2,312
Indiana Michigan Power Co. 3.2% 3/15/23	2,280	2,409
Interstate Power and Light Co. 2.3% 6/1/30	11,432	11,982
Northern States Power Co.:
2.6% 6/1/51	10,800	11,001
2.9% 3/1/50	9,810	10,482
3.4% 8/15/42	1,644	1,869
4.125% 5/15/44	3,698	4,679
NSTAR Electric Co. 3.2% 5/15/27	6,286	7,078
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	15,729	17,279
3.8% 9/30/47	8,000	9,675
PacifiCorp:
3.6% 4/1/24	3,287	3,612
4.125% 1/15/49	11,061	13,765
4.15% 2/15/50	3,000	3,785
6% 1/15/39	5,089	7,474
Potomac Electric Power Co. 6.5% 11/15/37	3,128	4,744
PPL Capital Funding, Inc.:
3.1% 5/15/26	6,575	7,312
3.4% 6/1/23	2,199	2,344
4.2% 6/15/22	1,644	1,737
4.7% 6/1/43	1,479	1,823
PPL Electric Utilities Corp.:
3% 10/1/49	10,921	11,742
4.15% 10/1/45	2,876	3,651
Progress Energy, Inc. 6% 12/1/39	4,274	5,992
Public Service Co. of Colorado:
2.9% 5/15/25	9,039	9,774
3.8% 6/15/47	3,805	4,660
Public Service Electric & Gas Co.:
2.45% 1/15/30	8,350	9,119
3.15% 1/1/50	9,450	10,706
3.65% 9/1/42	2,321	2,751
4% 6/1/44	4,109	4,896
Puget Sound Energy, Inc. 4.3% 5/20/45	5,268	6,669
Southern California Edison Co. 4% 4/1/47	8,218	8,944
Southern Co.:
2.35% 7/1/21	5,424	5,503
3.25% 7/1/26	9,039	10,143
4.4% 7/1/46	6,015	7,171
Tampa Electric Co.:
4.45% 6/15/49	9,627	12,498
6.15% 5/15/37	5,144	7,167
Virginia Electric & Power Co.:
3.1% 5/15/25	3,287	3,626
3.3% 12/1/49	6,000	6,975
3.45% 2/15/24	2,260	2,455
3.8% 4/1/28	12,253	14,454
3.8% 9/15/47	6,747	8,241
4.2% 5/15/45	1,972	2,508
4.45% 2/15/44	2,260	2,945
4.6% 12/1/48	5,818	8,020
6% 5/15/37	1,644	2,343
Wisconsin Electric Power Co. 4.25% 6/1/44	3,863	4,642
Xcel Energy, Inc.:
2.6% 3/15/22	11,423	11,809
3.35% 12/1/26	2,465	2,798
		751,026
Gas Utilities - 0.1%
Dominion Gas Holdings LLC:
2.5% 11/15/24	9,120	9,759
3.9% 11/15/49	10,000	11,484
Southern California Gas Co. 2.6% 6/15/26	10,872	11,837
Southern Co. Gas Capital Corp. 3.95% 10/1/46	11,111	12,459
		45,539
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	7,117	7,229
4.75% 6/15/46	4,281	5,308
		12,537
Multi-Utilities - 0.5%
Ameren Illinois Co. 4.5% 3/15/49	6,200	8,400
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	8,218	9,333
3.7% 7/15/30 (b)	8,229	9,753
3.8% 7/15/48	8,218	9,772
4.25% 10/15/50 (b)	7,096	9,013
4.5% 2/1/45	5,464	6,983
5.15% 11/15/43	1,356	1,867
CenterPoint Energy, Inc.:
2.5% 9/1/22	12,210	12,647
3.7% 9/1/49	5,000	5,606
CMS Energy Corp. 4.875% 3/1/44	4,109	5,464
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,350	2,702
4.45% 3/15/44	6,575	8,234
4.5% 5/15/58	7,790	10,018
4.65% 12/1/48	8,604	11,226
5.5% 12/1/39	2,055	2,832
Consolidated Edison, Inc. 2% 5/15/21	4,536	4,584
Consumers Energy Co.:
2.85% 5/15/22	5,464	5,667
3.5% 8/1/51	3,000	3,541
Delmarva Power & Light Co. 4% 6/1/42	3,287	3,846
Dominion Energy, Inc.:
3.375% 4/1/30	18,940	21,508
3.9% 10/1/25	10,601	12,118
4.9% 8/1/41	1,644	2,134
DTE Energy Co.:
2.85% 10/1/26	4,931	5,374
3.8% 3/15/27	11,102	12,493
NiSource Finance Corp. 4.8% 2/15/44	4,520	5,803
NiSource, Inc.:
0.95% 8/15/25	11,200	11,228
1.7% 2/15/31	13,300	13,124
3.49% 5/15/27	6,286	7,098
3.95% 3/30/48	8,218	9,757
4.375% 5/15/47	3,928	4,874
Puget Energy, Inc.:
3.65% 5/15/25	6,632	7,095
4.1% 6/15/30 (b)	11,800	13,010
San Diego Gas & Electric Co. 4.5% 8/15/40	822	1,023
Sempra Energy:
2.875% 10/1/22	2,465	2,561
2.9% 2/1/23	2,441	2,566
3.25% 6/15/27	5,013	5,558
3.8% 2/1/38	6,970	7,914
4% 2/1/48	18,112	20,982
4.05% 12/1/23	4,109	4,512
6% 10/15/39	822	1,146
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (a)(c)	3,475	2,870
		306,236

TOTAL UTILITIES		1,115,338

TOTAL NONCONVERTIBLE BONDS
(Cost $12,691,078)		14,053,624

U.S. Government and Government Agency Obligations - 44.1%
U.S. Government Agency Obligations - 1.2%
Fannie Mae:
0.375% 8/25/25	$29,402	$29,309
0.5% 6/17/25	33,060	33,143
0.625% 4/22/25	35,077	35,382
0.875% 8/5/30	19,038	18,766
1.25% 8/17/21	24,908	25,174
1.5% 11/30/20	14,879	14,931
1.625% 10/15/24	18,450	19,399
1.75% 7/2/24	23,719	25,022
1.875% 4/5/22	26,500	27,222
1.875% 9/24/26	10,971	11,835
2% 10/5/22	30,299	31,449
2.125% 4/24/26	3,287	3,589
2.375% 1/19/23	24,595	25,870
2.625% 9/6/24	3,287	3,594
2.875% 9/12/23	6,327	6,832
Federal Home Loan Bank:
0.5% 4/14/25	45,945	46,186
1.125% 7/14/21	10,905	10,999
1.375% 2/18/21	16,685	16,780
1.5% 8/15/24	4,070	4,268
1.875% 11/29/21	15,755	16,093
2% 9/9/22	31,225	32,396
2.5% 2/13/24	4,090	4,407
2.625% 10/1/20	14,300	14,329
3% 10/12/21	8,015	8,270
3.25% 11/16/28	19,480	23,233
5.5% 7/15/36	1,230	1,907
Freddie Mac:
0.25% 8/24/23	17,300	17,297
0.375% 7/21/25	21,696	21,638
2.375% 1/13/22	10,683	11,006
2.75% 6/19/23	19,899	21,283
6.25% 7/15/32	6,327	9,889
6.75% 3/15/31	21,366	33,343
Tennessee Valley Authority:
0.75% 5/15/25	28,340	28,775
5.25% 9/15/39	16,435	24,870
5.375% 4/1/56	4,434	7,341

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		665,827

U.S. Treasury Obligations - 42.9%
U.S. Treasury Bonds:
1.125% 5/15/40	358,540	351,985
1.25% 5/15/50 (e)	277,401	261,624
2% 2/15/50	69,355	78,057
2.25% 8/15/46	52,585	61,645
2.25% 8/15/49	116,951	138,350
2.375% 11/15/49	193,269	234,792
2.5% 2/15/45	146,532	179,050
2.5% 2/15/46	164,098	201,085
2.5% 5/15/46	114,170	140,036
2.75% 11/15/42	1,103	1,402
2.75% 8/15/47	81,353	104,939
2.75% 11/15/47	28,613	36,961
2.875% 5/15/43	92,428	119,816
2.875% 8/15/45	95,790	124,965
2.875% 11/15/46	101,020	132,671
3% 11/15/44	79,671	105,707
3% 5/15/45	183,190	243,693
3% 11/15/45	16,876	22,513
3% 2/15/47	108,431	145,649
3% 5/15/47	38,686	52,036
3% 2/15/48	37,708	50,938
3% 2/15/49	9,368	12,743
3.125% 2/15/43	64,871	87,337
3.125% 8/15/44	101,180	136,763
3.125% 5/15/48	10,632	14,697
3.375% 5/15/44	152,619	213,970
3.375% 11/15/48	19,591	28,352
3.625% 8/15/43	67,582	97,907
3.625% 2/15/44	42,956	62,349
3.75% 11/15/43	93,982	138,660
3.875% 8/15/40	55,027	81,057
4.25% 5/15/39	6,605	10,079
4.25% 11/15/40	667	1,030
4.375% 2/15/38	21,678	33,225
4.375% 11/15/39	82	128
4.375% 5/15/40	6,574	10,266
4.375% 5/15/41	24,139	37,984
4.5% 2/15/36 (e)	20,970	31,642
4.5% 5/15/38	49,398	76,850
4.5% 8/15/39	19,503	30,672
4.625% 2/15/40	17,668	28,297
4.75% 2/15/37	66,242	104,015
4.75% 2/15/41	9,929	16,296
5% 5/15/37	320,106	517,097
5.375% 2/15/31	43,940	64,727
6.25% 5/15/30	50,255	76,743
U.S. Treasury Notes:
0.125% 4/30/22	659,375	659,195
0.125% 5/31/22	264,172	264,079
0.125% 6/30/22	199,422	199,360
0.125% 7/31/22	693,902	693,658
0.25% 5/31/25	285,934	285,867
0.25% 6/30/25	312,763	312,592
0.25% 7/31/25	586,154	585,650
0.375% 3/31/22	136,409	136,899
0.375% 7/31/27	224,036	222,321
0.5% 3/31/25	445,287	450,418
0.625% 5/15/30	264,906	263,085
0.625% 8/15/30	237,326	235,361
1.125% 6/30/21	58,378	58,850
1.125% 7/31/21	222	224
1.125% 8/31/21	56,217	56,755
1.125% 9/30/21	51,222	51,750
1.125% 2/28/22	18,404	18,672
1.125% 2/28/27	168,691	176,025
1.25% 3/31/21	23,024	23,169
1.25% 10/31/21	36,708	37,173
1.25% 7/31/23	61,057	63,003
1.25% 8/31/24	75,639	78,753
1.375% 4/30/21	70,655	71,218
1.375% 5/31/21	52,905	53,389
1.375% 1/31/22	313,600	319,014
1.375% 10/15/22	28,344	29,084
1.375% 6/30/23	53,472	55,314
1.375% 8/31/23	6,520	6,758
1.375% 9/30/23	65,010	67,437
1.375% 1/31/25	461,383	484,398
1.375% 8/31/26	48,197	51,001
1.5% 9/30/21	3,496	3,547
1.5% 10/31/21	23,454	23,821
1.5% 1/31/22	3,591	3,659
1.5% 8/15/22	27,304	28,029
1.5% 1/15/23	11,120	11,478
1.5% 2/28/23	12,368	12,785
1.5% 3/31/23	74,764	77,378
1.5% 9/30/24	200,647	211,095
1.5% 10/31/24	228,411	240,483
1.5% 11/30/24	97,696	102,951
1.5% 8/15/26	217,512	231,684
1.5% 1/31/27	86,404	92,219
1.5% 2/15/30	645,598	694,623
1.625% 11/30/20	16,001	16,059
1.625% 6/30/21	0	0
1.625% 12/31/21	318,828	325,068
1.625% 8/31/22	77,394	79,694
1.625% 11/15/22	206,208	212,942
1.625% 4/30/23	38,943	40,475
1.625% 5/31/23	42,756	44,492
1.625% 10/31/23	77,386	80,956
1.625% 2/15/26	41,318	44,194
1.625% 5/15/26	4,610	4,939
1.625% 11/30/26	47,365	50,884
1.625% 8/15/29 (e)	4,729	5,135
1.75% 7/31/21	1	1
1.75% 11/30/21	22,110	22,552
1.75% 3/31/22	96,146	98,576
1.75% 5/31/22	65,215	67,042
1.75% 6/15/22	86,678	89,163
1.75% 6/30/22	22,434	23,091
1.75% 7/15/22	61,392	63,227
1.75% 9/30/22	23,659	24,454
1.75% 1/31/23	21,070	21,891
1.75% 6/30/24	55,355	58,615
1.75% 7/31/24	185,784	196,931
1.75% 12/31/24	370,812	395,002
1.75% 12/31/26	138,842	150,324
1.75% 11/15/29	15,116	16,602
1.875% 11/30/21	66,777	68,201
1.875% 1/31/22	45,082	46,172
1.875% 2/28/22	108,292	111,092
1.875% 3/31/22	109,147	112,118
1.875% 4/30/22	100,099	102,973
1.875% 5/31/22	13,177	13,575
1.875% 7/31/22	115,006	118,811
1.875% 8/31/22	57,252	59,236
1.875% 9/30/22	64,919	67,270
1.875% 10/31/22	22,516	23,364
1.875% 6/30/26	27,426	29,802
2% 11/30/20	26,223	26,343
2% 2/28/21	21,678	21,881
2% 5/31/21	33,109	33,562
2% 8/31/21	3	3
2% 10/31/21	24,406	24,929
2% 12/31/21	2,806	2,875
2% 7/31/22	39,494	40,896
2% 11/30/22	121,629	126,704
2% 4/30/24	48,065	51,225
2% 5/31/24	81,133	86,574
2% 6/30/24	80,393	85,895
2% 2/15/25	2,987	3,220
2% 8/15/25	29,699	32,215
2% 11/15/26	38,758	42,517
2.125% 1/31/21	2,515	2,535
2.125% 5/31/21	4	4
2.125% 6/30/21	5,966	6,063
2.125% 8/15/21	74,575	75,968
2.125% 9/30/21	35,862	36,621
2.125% 12/31/21	13,107	13,451
2.125% 5/15/22	32,876	33,982
2.125% 6/30/22	33,503	34,713
2.125% 12/31/22	113,855	119,103
2.125% 11/30/23	95,579	101,620
2.125% 2/29/24	43,241	46,162
2.125% 3/31/24	337,874	361,209
2.125% 7/31/24	10,259	11,027
2.125% 9/30/24	73,836	79,549
2.125% 11/30/24	45,312	48,942
2.125% 5/15/25	47,954	52,126
2.25% 3/31/21	32,151	32,535
2.25% 4/30/21	5,318	5,392
2.25% 7/31/21	26,042	26,532
2.25% 4/15/22	29,591	30,598
2.25% 12/31/23	2,408	2,573
2.25% 1/31/24	62,471	66,870
2.25% 4/30/24	215,092	231,224
2.25% 10/31/24	110,059	119,311
2.25% 11/15/24	70,614	76,603
2.25% 12/31/24	64,402	69,979
2.25% 11/15/25	87,313	96,078
2.25% 2/15/27	188,386	210,102
2.25% 8/15/27	611,495	685,352
2.25% 11/15/27	249,265	280,053
2.375% 3/15/21	56,546	57,218
2.375% 4/15/21	28,133	28,521
2.375% 3/15/22	133,757	138,329
2.375% 1/31/23	34,687	36,557
2.375% 2/29/24	99,996	107,621
2.375% 8/15/24	13,227	14,354
2.375% 5/15/29	208,041	238,889
2.5% 2/28/21	47,309	47,860
2.5% 1/15/22	209,097	215,819
2.5% 2/15/22	445,320	460,558
2.5% 3/31/23	31,095	32,983
2.5% 8/15/23	79,851	85,362
2.5% 1/31/24	209,392	225,914
2.5% 5/15/24	78,479	85,158
2.5% 1/31/25	122,879	135,071
2.5% 2/28/26	74,840	83,677
2.625% 11/15/20	1	1
2.625% 5/15/21	81,283	82,693
2.625% 6/15/21	70,232	71,601
2.625% 7/15/21	827	845
2.625% 12/15/21	88,141	90,951
2.625% 6/30/23	316,993	339,133
2.625% 12/31/23	129,010	139,486
2.625% 3/31/25	13,181	14,606
2.625% 12/31/25	110,580	124,061
2.625% 1/31/26	40,163	45,121
2.625% 2/15/29	58,684	68,424
2.75% 4/30/23	51,399	54,953
2.75% 5/31/23	187,746	201,130
2.75% 8/31/23	150,219	161,855
2.75% 11/15/23	59,020	63,878
2.75% 2/15/24	111,439	121,299
2.75% 2/28/25	17,306	19,244
2.75% 6/30/25	16,978	19,002
2.75% 2/15/28	106,183	123,437
2.875% 10/31/20	3,228	3,243
2.875% 9/30/23	224,937	243,678
2.875% 10/31/23	156,060	169,386
2.875% 11/30/23	62,529	67,996
2.875% 4/30/25	55,513	62,261
2.875% 5/31/25	99,228	111,476
2.875% 5/15/28	144,444	169,778
2.875% 8/15/28	236,234	278,590
3% 10/31/25	23,647	26,917
3.125% 5/15/21	41,808	42,674
3.125% 11/15/28	20,556	24,730
3.625% 2/15/21	32,706	33,227

TOTAL U.S. TREASURY OBLIGATIONS		23,834,630

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $22,916,802)		24,500,457

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 11.0%
12 month U.S. LIBOR + 1.520% 3.298% 11/1/34 (a)(c)	2,596	2,695
12 month U.S. LIBOR + 1.640% 3.545% 4/1/41 (a)(c)	811	851
12 month U.S. LIBOR + 1.880% 3.807% 11/1/34 (a)(c)	221	232
2.5% 9/1/22 to 8/1/50	828,247	871,945
3% 8/1/21 to 7/1/50	1,801,671	1,915,128
3.5% 9/1/20 to 5/1/50	1,364,791	1,453,979
4% 4/1/24 to 1/1/50	1,094,089	1,177,038
4% 11/1/41	15	16
4.5% to 4.5% 10/1/20 to 2/1/50	380,057	414,212
5% 12/1/20 to 12/1/49	133,657	149,126
5.5% 7/1/23 to 6/1/49	72,573	84,042
6% to 6% 2/1/23 to 7/1/41	18,964	22,466
6.5% 3/1/22 to 6/1/40	7,004	8,253

TOTAL FANNIE MAE		6,099,983

Freddie Mac - 6.3%
12 month U.S. LIBOR + 1.950% 3.081% 9/1/37 (a)(c)	327	343
U.S. TREASURY 1 YEAR INDEX + 1.710% 3.273% 3/1/36 (a)(c)	2,022	2,119
U.S. TREASURY 1 YEAR INDEX + 2.220% 3.846% 12/1/35 (a)(c)	1,171	1,226
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.843% 3/1/35 (a)(c)	490	513
2.5% 1/1/22 to 8/1/50	924,203	971,929
3% 2/1/24 to 4/1/50	668,212	709,538
3% 8/1/47	427	450
3.5% 10/1/20 to 3/1/50	916,220	974,528
3.5% 8/1/47	876	928
3.5% 9/1/47	335	354
3.5% 9/1/47	16,537	17,858
3.5% 10/1/48	305	321
3.5% 11/1/48	292	308
4% 4/1/25 to 10/1/49	432,988	466,439
4.5% 6/1/25 to 2/1/50	226,256	245,619
5% 4/1/23 to 5/1/50	51,545	57,537
5.5% 5/1/23 to 6/1/49	33,218	37,967
6% 4/1/32 to 8/1/37	587	683
6.5% 8/1/36 to 12/1/37	148	175

TOTAL FREDDIE MAC		3,488,835

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	66	70
2.5% 12/1/31	5	5
2.5% 1/1/32	66	70
2.5% 2/1/32	130	137

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		282

Ginnie Mae - 6.7%
3.5% 10/15/40 to 12/20/49	942,112	1,007,225
4% 1/15/25 to 2/20/50	503,528	542,937
5% 1/20/39 to 4/20/49	93,632	104,182
2.5% 10/20/42 to 8/20/50	274,612	289,768
2.5% 9/1/50 (d)	88,900	93,688
3% 4/15/42 to 6/20/50	1,114,915	1,178,982
3% 9/1/50 (d)	58,300	61,402
3.5% 9/1/50 (d)	36,300	38,195
3.5% 9/1/50 (d)	89,100	93,750
3.5% 9/1/50 (d)	27,800	29,251
4% 9/1/50 (d)	16,700	17,788
4% 9/1/50 (d)	15,800	16,830
4.5% to 4.5% 3/20/33 to 12/20/49	236,471	258,078
5.5% 10/20/32 to 6/20/49	16,574	19,097
6% to 6% 5/20/34 to 12/15/40	5,398	6,326
6.5% 8/20/36 to 1/15/39	1,006	1,191

TOTAL GINNIE MAE		3,758,690

Uniform Mortgage Backed Securities - 2.5%
2.5% 9/1/35 (d)	61,950	64,989
2.5% 9/1/35 (d)	106,200	111,410
2.5% 9/1/50 (d)	175,400	184,629
2.5% 9/1/50 (d)	222,800	234,523
3% 9/1/35 (d)	11,900	12,495
3% 9/1/50 (d)	166,750	175,862
3% 9/1/50 (d)	121,000	127,612
3% 9/1/50 (d)	70,300	74,142
3% 9/1/50 (d)	129,300	136,366
3% 9/1/50 (d)	67,100	70,767
3.5% 9/1/50 (d)	91,200	96,191
4% 9/1/50 (d)	51,900	55,314
4.5% 9/1/50 (d)	46,400	50,110

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,394,410

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $14,320,437)		14,742,200

Asset-Backed Securities - 0.1%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$6,837	$6,978
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	7,663	7,952
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	3,841	4,226
Series 2018-A6 Class A6, 3.21% 12/7/24	7,807	8,307
2.19% 11/20/23	4,667	4,776
Discover Card Master Trust:
Series 2017-A4 Class A4, 2.53% 10/15/26	1,544	1,656
Series 2018-A1 Class A1, 3.03% 8/15/25	15,778	16,752
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	15,654	16,456
TOTAL ASSET-BACKED SECURITIES
(Cost $63,689)		67,103

Commercial Mortgage Securities - 1.8%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	19,758	21,533
Series 2020-BN25 Class A5, 2.649% 1/15/63	13,860	15,124
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	21,765	24,391
Series 2019-B9 Class A5, 4.0156% 3/15/52	19,271	22,770
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	24,758	27,114
Series 2015-GC29 Class A4, 3.192% 4/10/48	9,350	10,121
Series 2015-P1 Class A5, 3.717% 9/15/48	4,820	5,371
Series 2016-C1 Class A4, 3.209% 5/10/49	15,252	16,755
Series 2016-P4:
Class A4, 2.902% 7/10/49	17,668	19,147
Class AAB, 2.779% 7/10/49	10,149	10,694
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	26,409	28,604
Series 2013-CR7 Class A4, 3.213% 3/10/46	9,507	9,929
Series 2014-LC15 Class A4, 4.006% 4/10/47	8,801	9,562
Series 2013-CR6 Class A4, 3.101% 3/10/46	15,421	15,968
Series 2015-CR22 Class A5, 3.309% 3/10/48	15,963	17,393
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	10,325	11,406
Series 2019-C17:
Class A4, 2.7628% 9/15/52	15,495	16,761
Class A5, 3.0161% 9/15/52	15,495	17,079
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 1/25/30	61,560	67,756
Series K034 Class A2, 3.531% 7/25/23	7,396	7,984
Series K057 Class A2, 2.57% 7/25/26	13,112	14,360
Series K080 Class A2, 3.926% 7/25/28	13,633	16,452
Series 2017-K727 Class A2, 2.946% 7/25/24	21,990	23,727
Series K-1510 Class A2, 3.718% 1/25/31	12,204	14,653
Series K013 Class A2, 3.974% 1/25/21	8,891	8,979
Series K020 Class A2, 2.373% 5/25/22	8,546	8,773
Series K036 Class A2, 3.527% 10/25/23	7,375	8,016
Series K046 Class A2, 3.205% 3/25/25	27,365	30,350
Series K047 Class A2, 3.329% 5/25/25	3,172	3,541
Series K053 Class A2, 2.995% 12/25/25	5,844	6,487
Series K056 Class A2, 2.525% 5/25/26	17,052	18,621
Series K062 Class A1, 3.032% 9/25/26	15,967	17,151
Series K064 Class A2, 3.224% 3/25/27	14,175	16,206
Series K068 Class A2, 3.244% 8/25/27	19,564	22,484
Series K079 Class A2, 3.926% 6/25/28	6,394	7,706
Series K094 Class A2, 2.903% 6/25/29	42,266	48,351
Series K730 Class A2, 3.59% 1/25/25	31,786	35,377
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	6,090	6,261
Series 2014-GC26 Class A4, 3.364% 11/10/47	20,462	21,938
Series 2020-GC45 Class A5, 2.9106% 2/13/53	37,340	41,449
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	16,444	17,495
Series 2014-C21 Class A5, 3.7748% 8/15/47	27,734	30,269
Series 2014-C23 Class A5, 3.9342% 9/15/47	7,848	8,640
Series 2014-C24 Class A5, 3.6385% 11/15/47	21,419	23,388
Series 2015-C29 Class A4, 3.6108% 5/15/48	7,396	8,145
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	14,521	15,374
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	13,686	14,107
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	6,252	6,706
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2977% 8/15/46 (a)	15,525	16,665
Series 2015-C27 Class ASB, 3.557% 12/15/47	3,879	4,119
Series 2016-C28 Class ASB, 3.288% 1/15/49	7,461	7,862
Series 2015-C20 Class A4, 3.249% 2/15/48	12,100	13,072
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	14,620	15,886
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	26,608	29,319
Series 2020-C55 Class A5, 2.725% 2/15/53	13,158	14,374
Series 2018-C48 Class A5, 4.302% 1/15/52	16,065	19,188
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	8,218	8,608
Series 2014-C25 Class A5, 3.631% 11/15/47	11,874	12,868
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $939,821)		1,012,429

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	7,990	15,085
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$3,880	$7,045
Series 2010 S1, 7.043% 4/1/50	5,830	10,550
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	20,340	35,949
Series 2010, 7.6% 11/1/40	10,660	19,474
Series 2018, 3.5% 4/1/28	10,590	12,300
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	6,305	7,667
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	1,915	2,008
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	13,495	13,813
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	6,245	8,292
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	7,765	14,262
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,095	5,597
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	3,880	4,445
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	3,863	6,688
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	11,770	11,897
4.131% 6/15/42	11,770	11,853
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	7,415	11,913
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	8,815	12,422
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	5,065	6,589
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	4,255	5,744
Series 2010 164, 5.647% 11/1/40	4,280	6,106
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	4,650	5,224
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	5,190	7,696
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	9,296	12,723
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	825	1,216
Series 2015 AP, 3.931% 5/15/45	3,075	3,646
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	3,905	5,423
TOTAL MUNICIPAL SECURITIES
(Cost $216,990)		265,627

Foreign Government and Government Agency Obligations - 1.1%
Alberta Province 3.3% 3/15/28	$3,204	$3,721
Banque Centrale de Tunisie 1.416% 8/5/21	6,985	7,062
Canadian Government 2% 11/15/22	3,885	4,040
Chilean Republic:
3.125% 1/21/26	1,000	1,108
3.24% 2/6/28	9,533	10,647
3.25% 9/14/21	7,396	7,618
3.86% 6/21/47	4,931	6,074
Colombian Republic:
2.625% 3/15/23	6,225	6,379
3.875% 4/25/27	18,572	20,243
4% 2/26/24	4,139	4,422
4.5% 1/28/26	1,000	1,109
4.5% 3/15/29	5,333	6,006
5% 6/15/45	9,894	11,811
5.625% 2/26/44	6,389	8,090
6.125% 1/18/41	3,904	5,108
Hungarian Republic 5.75% 11/22/23	15,530	17,816
Indonesian Republic:
2.85% 2/14/30	11,400	11,981
3.5% 2/14/50	10,400	10,956
Israeli State:
3.25% 1/17/28	11,825	13,471
4% 6/30/22	5,753	6,106
Italian Republic:
2.375% 10/17/24	5,000	5,171
2.875% 10/17/29	7,000	7,173
4% 10/17/49	4,800	4,972
6.875% 9/27/23	4,931	5,748
Jordanian Kingdom 3% 6/30/25	2,059	2,298
Manitoba Province:
2.1% 9/6/22	1,561	1,614
2.125% 5/4/22	3,287	3,383
3.05% 5/14/24	1,233	1,346
Ontario Province:
2.25% 5/18/22	4,782	4,939
2.3% 6/15/26	11,728	12,716
2.4% 2/8/22	4,281	4,407
2.5% 4/27/26	4,109	4,508
2.55% 2/12/21	8,094	8,175
3.05% 1/29/24	9,580	10,416
Panamanian Republic:
3.16% 1/23/30	7,889	8,594
3.75% 3/16/25	3,260	3,575
4% 9/22/24	4,118	4,531
4.3% 4/29/53	4,663	5,880
4.5% 4/16/50	5,588	7,181
Peruvian Republic:
2.844% 6/20/30	9,580	10,517
4.125% 8/25/27	11,881	13,853
5.625% 11/18/50	5,875	9,661
6.55% 3/14/37	2,527	3,926
Philippine Republic:
3% 2/1/28	15,613	16,997
3.95% 1/20/40	6,656	7,846
4.2% 1/21/24	4,087	4,523
6.375% 10/23/34	8,526	12,440
Polish Government:
3.25% 4/6/26	5,424	6,129
4% 1/22/24	3,739	4,162
5% 3/23/22	11,915	12,751
Province of British Columbia 2.25% 6/2/26	3,098	3,373
Province of Quebec:
1.5% 2/11/25	23,700	24,546
2.375% 1/31/22	3,123	3,214
2.5% 4/20/26	4,651	5,115
2.75% 8/25/21	16,435	16,824
2.75% 4/12/27	3,904	4,368
2.875% 10/16/24	1,705	1,867
Ukraine Government 1.471% 9/29/21	8,464	8,574
United Mexican States:
3.25% 4/16/30	7,600	7,858
3.625% 3/15/22	2,466	2,586
3.75% 1/11/28	7,396	8,002
4% 10/2/23	15,408	16,785
4.125% 1/21/26	2,745	3,062
4.15% 3/28/27	9,580	10,672
4.35% 1/15/47	11,842	12,645
4.5% 1/31/50	7,600	8,296
4.6% 1/23/46	4,766	5,255
4.6% 2/10/48	14,422	15,833
4.75% 3/8/44	7,970	8,949
5.55% 1/21/45	3,218	3,999
6.05% 1/11/40	3,944	5,077
Uruguay Republic:
4.125% 11/20/45	3,903	4,726
4.375% 1/23/31	13,021	15,617
4.975% 4/20/55	4,840	6,639
5.1% 6/18/50	4,729	6,543
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $530,903)		583,625

Supranational Obligations - 1.3%
African Development Bank:
1.25% 7/26/21	7,716	7,787
2.375% 9/23/21	2,383	2,437
Asian Development Bank:
0.375% 9/3/25	33,075	32,976
1.5% 10/18/24	18,500	19,391
1.75% 9/13/22	11,728	12,088
1.875% 2/18/22	1,644	1,682
2% 4/24/26	5,177	5,616
2.125% 11/24/21	3,965	4,057
2.25% 1/20/21	2,423	2,440
2.5% 11/2/27	5,505	6,196
2.625% 1/30/24	12,358	13,337
2.625% 1/12/27	5,342	6,006
2.75% 3/17/23	24,073	25,604
2.75% 1/19/28	4,026	4,626
Corporacion Andina de Fomento 4.375% 6/15/22	11,587	12,264
Council of Europe Development Bank 1.625% 3/16/21	3,098	3,121
European Bank for Reconstruction & Development 2.125% 3/7/22	3,854	3,962
European Investment Bank:
0.875% 5/17/30	5,482	5,499
1.375% 9/15/21	14,439	14,611
1.375% 5/15/23	20,000	20,623
1.625% 6/15/21	5,753	5,816
1.875% 2/10/25	2,465	2,629
2% 3/15/21	3,920	3,957
2% 12/15/22	11,642	12,116
2.125% 10/15/21	2,334	2,384
2.25% 3/15/22	13,066	13,475
2.25% 8/15/22	1,545	1,606
2.25% 6/24/24	18,585	19,965
2.375% 6/15/22	11,504	11,951
2.375% 5/24/27	3,287	3,672
2.5% 4/15/21	3,821	3,875
2.5% 3/15/23	17,257	18,247
2.5% 10/15/24	4,705	5,124
2.875% 9/15/20	7,396	7,403
2.875% 8/15/23	8,702	9,377
3.125% 12/14/23	11,341	12,401
3.25% 1/29/24	1,644	1,809
Inter-American Development Bank:
0.625% 7/15/25	18,195	18,381
1.25% 9/14/21	6,040	6,104
1.75% 4/14/22	1,540	1,578
1.75% 9/14/22	5,054	5,210
1.75% 3/14/25	15,140	16,052
1.875% 3/15/21	3,204	3,231
2% 6/2/26	3,287	3,560
2.125% 1/18/22	5,013	5,141
2.125% 1/15/25	1,504	1,616
2.25% 6/18/29	15,711	17,602
2.375% 7/7/27	5,530	6,154
2.5% 1/18/23	5,719	6,025
2.625% 4/19/21	7,817	7,934
3% 10/4/23	2,938	3,185
4.375% 1/24/44	3,287	4,986
International Bank for Reconstruction & Development:
0.375% 7/28/25	21,500	21,477
0.75% 8/26/30	13,600	13,427
0.875% 5/14/30	16,633	16,648
1.375% 5/24/21	4,650	4,687
1.375% 9/20/21	4,297	4,347
1.5% 8/28/24	16,286	17,042
1.625% 3/9/21	4,931	4,966
1.625% 2/10/22	3,204	3,268
1.625% 1/15/25	14,615	15,401
1.75% 4/19/23	5,505	5,722
1.875% 10/7/22	13,970	14,452
1.875% 6/19/23	11,208	11,711
1.875% 10/27/26	3,911	4,236
2% 1/26/22	26,647	27,308
2.25% 6/24/21	13,210	13,426
2.5% 3/19/24	3,123	3,361
2.5% 11/25/24	4,684	5,108
2.5% 7/29/25	3,114	3,431
2.75% 7/23/21	7,930	8,107
7.625% 1/19/23	22,512	26,427
International Finance Corp.:
0.75% 8/27/30	9,070	8,961
1.125% 7/20/21	5,383	5,426
2.25% 1/25/21	1,537	1,549
2.875% 7/31/23	3,540	3,808
Nordic Investment Bank 2.125% 2/1/22	3,260	3,346
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $666,779)		694,531

Bank Notes - 0.2%
Bank of America NA 6% 10/15/36	2,075	2,996
Citibank NA 3.65% 1/23/24	20,544	22,594
Discover Bank 3.45% 7/27/26	10,477	11,489
PNC Bank NA 2.625% 2/17/22	9,861	10,171
RBS Citizens NA:
2.25% 4/28/25	$10,750	$11,469
2.65% 5/26/22	16,747	17,320
3.75% 2/18/26	11,093	12,750
Truist Bank:
3.3% 5/15/26	6,245	7,042
3.8% 10/30/26	2,573	2,996
U.S. Bank NA, Cincinnati 3.4% 7/24/23	8,218	8,943
Wells Fargo Bank NA 3.55% 8/14/23	20,000	21,723
TOTAL BANK NOTES
(Cost $119,857)		129,493
	Shares	Value (000s)

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.12% (f)	1,028,049,748	$1,028,255
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	136,755,079	136,769
TOTAL MONEY MARKET FUNDS
(Cost $1,165,022)		1,165,024
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $53,631,378)		57,214,113
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(1,687,763)
NET ASSETS - 100%		$55,526,350

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
4.5% 9/1/50	$(4,000)	$(4,291)
Uniform Mortgage Backed Securities
4% 9/1/35	(1,700)	(1,802)
TOTAL TBA SALE COMMITMENTS
(Proceeds $6,088)		$(6,093)

Amounts shown as 0 in the Schedule of Investments may represent less than 1 share.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $457,651,000 or 0.8% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$3,895
Fidelity Securities Lending Cash Central Fund	27
Total	$3,922

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$14,053,624	$--	$14,053,624	$--
U.S. Government and Government Agency Obligations	24,500,457	--	24,500,457	--
U.S. Government Agency - Mortgage Securities	14,742,200	--	14,742,200	--
Asset-Backed Securities	67,103	--	67,103	--
Commercial Mortgage Securities	1,012,429	--	1,012,429	--
Municipal Securities	265,627	--	265,627	--
Foreign Government and Government Agency Obligations	583,625	--	583,625	--
Supranational Obligations	694,531	--	694,531	--
Bank Notes	129,493	--	129,493	--
Money Market Funds	1,165,024	1,165,024	--	--
Total Investments in Securities:	$57,214,113	$1,165,024	$56,049,089	$--
Other Financial Instruments:
TBA Sale Commitments	$(6,093)	$--	$(6,093)	$--
Total Other Financial Instruments:	$(6,093)	$--	$(6,093)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $135,166) — See accompanying schedule: Unaffiliated issuers (cost $52,466,356)	$56,049,089
Fidelity Central Funds (cost $1,165,022)	1,165,024
Total Investment in Securities (cost $53,631,378)		$57,214,113
Receivable for investments sold		640,645
Receivable for TBA sale commitments		6,088
Receivable for fund shares sold		255,365
Interest receivable		251,580
Distributions receivable from Fidelity Central Funds		131
Other receivables		73
Total assets		58,367,995
Liabilities
Payable for investments purchased
Regular delivery	$835,640
Delayed delivery	1,772,657
TBA sale commitments, at value	6,093
Payable for fund shares redeemed	85,663
Distributions payable	3,350
Accrued management fee	1,140
Other payables and accrued expenses	333
Collateral on securities loaned	136,769
Total liabilities		2,841,645
Net Assets		$55,526,350
Net Assets consist of:
Paid in capital		$51,481,757
Total accumulated earnings (loss)		4,044,593
Net Assets		$55,526,350
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($55,526,350 ÷ 4,417,981 shares)		$12.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Interest (including $497 from security lending)		$1,164,493
Income from Fidelity Central Funds (including $27 from security lending)		3,922
Total income		1,168,415
Expenses
Management fee	$12,003
Independent trustees' fees and expenses	155
Commitment fees	85
Total expenses before reductions	12,243
Expense reductions	(43)
Total expenses after reductions		12,200
Net investment income (loss)		1,156,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,646
Redemptions in-kind with affiliated entities	90,277
Fidelity Central Funds	(92)
Total net realized gain (loss)		571,831
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,383,300
Delayed delivery commitments	(6)
Total change in net unrealized appreciation (depreciation)		1,383,294
Net gain (loss)		1,955,125
Net increase (decrease) in net assets resulting from operations		$3,111,340

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,156,215	$1,194,800
Net realized gain (loss)	571,831	75,149
Change in net unrealized appreciation (depreciation)	1,383,294	2,869,499
Net increase (decrease) in net assets resulting from operations	3,111,340	4,139,448
Distributions to shareholders	(1,114,172)	(1,170,528)
Share transactions - net increase (decrease)	9,190,581	1,436,546
Total increase (decrease) in net assets	11,187,749	4,405,466
Net Assets
Beginning of period	44,338,601	39,933,135
End of period	$55,526,350	$44,338,601

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.08	$11.26	$11.71	$11.96	$11.59
Income from Investment Operations
Net investment income (loss)A	.291	.328	.302	.291	.295
Net realized and unrealized gain (loss)	.481	.813	(.445)	(.250)	.388
Total from investment operations	.772	1.141	(.143)	.041	.683
Distributions from net investment income	(.282)	(.321)	(.300)	(.288)	(.294)
Distributions from net realized gain	–	–	(.007)	(.003)	(.019)
Total distributions	(.282)	(.321)	(.307)	(.291)	(.313)
Net asset value, end of period	$12.57	$12.08	$11.26	$11.71	$11.96
Total ReturnB	6.48%	10.33%	(1.22)%	.39%	5.98%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.03%	.03%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.05%
Expenses net of all reductions	.03%	.03%	.03%	.03%	.05%
Net investment income (loss)	2.38%	2.87%	2.66%	2.52%	2.55%
Supplemental Data
Net assets, end of period (in millions)	$55,526	$44,339	$20,283	$15,180	$9,788
Portfolio turnover rateE	59%F	35%F	43%	57%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares classes, with the exception of Class F, were consolidated into a single share class. The surviving class is Fidelity U.S. Bond Index Fund (formerly Institutional Premium Class). Effective after the close of business on April 26, 2019, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed. Prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the following periods:

Investor Class, Premium Class and Institutional Class	September 1, 2018 through November 2, 2018
Class F	September 1, 2018 through April 26, 2019

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $333 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,691,755
Gross unrealized depreciation	(72,692)
Net unrealized appreciation (depreciation)	$3,619,063
Tax Cost	$53,595,050

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$160,723
Undistributed long-term capital gain	$265,144
Net unrealized appreciation (depreciation) on securities and other investments	$3,619,063

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$1,114,172	$ 1,170,528
Total	$1,114,172	$ 1,170,528

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Bond Index Fund	14,175,839	9,389,270

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 568,296 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,538,472. The Fund had a net realized gain of $78,272 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective April 29, 2020, the Board approved to add an expense contract to the Fund. Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .025% of average net assets. This expense contract will remain in place through October 31, 2021.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 158,717 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $1,900,607. The net realized gain of $90,277 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity U.S. Bond Index Fund	$85

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $43.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Investor Class	$–	$1,372
Premium Class	–	40,052
Institutional Class	–	18,667
Fidelity U.S. Bond Index Fund	1,114,172	999,816
Class F	–	110,621
Total	$1,114,172	$1,170,528

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Investor Class
Shares sold	–	2,848	$–	$31,731
Reinvestment of distributions	–	109	–	1,209
Shares redeemed	–	(31,133)	–	(344,333)
Net increase (decrease)	–	(28,176)	$–	$(311,393)
Premium Class
Shares sold	–	60,208	$–	$670,313
Reinvestment of distributions	–	3,358	–	37,328
Shares redeemed	–	(865,394)	–	(9,559,465)
Net increase (decrease)	–	(801,828)	$–	$(8,851,824)
Institutional Class
Shares sold	–	22,965	$–	$244,669
Reinvestment of distributions	–	1,574	–	17,504
Shares redeemed	–	(437,379)	–	(4,834,754)
Net increase (decrease)	–	(412,840)	$–	$(4,572,581)
Fidelity U.S. Bond Index Fund
Shares sold	2,322,748	2,635,092	$28,442,378	$29,715,171
Reinvestment of distributions	82,923	60,822	1,016,757	700,911
Shares redeemed	(1,659,222)(a)	(825,667)	(20,268,554)(a)	(9,457,497)
Net increase (decrease)	746,449	1,870,247	$9,190,581	$20,958,585
Class F
Shares sold	–	118,877	$–	$1,341,579
Reinvestment of distributions	–	8,547	–	96,300
Shares redeemed	–	(629,641)(b)	–	(7,224,120)(b)
Net increase (decrease)	–	(502,217)	$–	$(5,786,241)

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity U.S. Bond Index Fund	.02%
Actual		$1,000.00	$1,030.80	$.10
Hypothetical-C		$1,000.00	$1,025.04	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity U.S. Bond Index Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 09, 2020, a distribution of $.095 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $265,144,476, or, if subsequently determined to be different, the net capital gain of such year.

A total of 32.54% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $706,708,516 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

UII-UDV-ANN-1020
1.925929.109

Fidelity® Series Government Money Market Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 8/31/20
1 - 7	25.8
8 - 30	28.8
31 - 60	18.7
61 - 90	11.0
91 - 180	15.1
>180	0.6

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of August 31, 2020
U.S. Treasury Debt	57.2%
U.S. Government Agency Debt	27.1%
Repurchase Agreements	17.0%
Variable Rate Demand Notes (VRDNs)	0.1%
Net Other Assets (Liabilities)*	(1.4)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

8/31/20
Fidelity® Series Government Money Market Fund	0.18%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

U.S. Treasury Debt - 57.2%
	Yield(a)	Principal Amount	Value
U.S. Treasury Obligations - 57.2%
U.S. Treasury Bills
9/1/20 to 3/4/21	0.10 to 0.43%	$5,220,039,000	$5,218,816,805
U.S. Treasury Notes
9/30/20 to 1/31/22	0.12 to 1.63 (b)	212,000,000	212,683,606
TOTAL U.S. TREASURY DEBT
(Cost $5,431,500,411)			5,431,500,411

Variable Rate Demand Note - 0.1%
California - 0.0%
FHLMC California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. (Heritage Park Apts. Proj.) Series 2008 C, 0.1% 9/8/20, LOC Freddie Mac, VRDN
9/8/20	0.10 (b)(c)	700,000	700,000
New York - 0.1%
FHLMC New York Hsg. Fin. Agcy. Rev. (Clinton Green North Hsg. Proj.) Series 2005 A, 0.1% 9/8/20, LOC Freddie Mac, VRDN
9/8/20	0.10 (b)(c)	2,300,000	2,300,000
FHLMC New York Hsg. Fin. Agcy. Rev. (Clinton Green South Hsg. Proj.) Series 2005 A, 0.1% 9/8/20, LOC Freddie Mac, VRDN
9/8/20	0.10 (b)(c)	1,200,000	1,200,000
FNMA New York City Hsg. Dev. Corp. Multi-family Rental Hsg. Rev. (155 West 21st Street Dev. Proj.) Series 2007 A, 0.1% 9/8/20, LOC Fannie Mae, VRDN
9/8/20	0.10 (b)(c)	900,000	900,000
FNMA New York Hsg. Fin. Agcy. Rev. (316 Eleventh Ave. Hsg. Proj.) Series 2007 A, 0.1% 9/8/20, LOC Fannie Mae, VRDN
9/8/20	0.10 (b)(c)	600,000	600,000
FNMA New York Hsg. Fin. Agcy. Rev. (600 West and 42nd St. Hsg. Proj.) Series 2007 A, 0.1% 9/8/20, LOC Fannie Mae, VRDN
9/8/20	0.10 (b)(c)	1,700,000	1,700,000
FNMA New York Hsg. Fin. Agcy. Rev. (750 Sixth Avenue Hsg. Proj.) Series 1999 A, 0.1% 9/8/20, LOC Fannie Mae, VRDN
9/8/20	0.10 (b)(c)	700,000	700,000
FNMA New York Hsg. Fin. Agcy. Rev. (West 23rd Street Hsg. Proj.) Series 2001 A, 0.1% 9/8/20, LOC Fannie Mae, VRDN
9/8/20	0.10 (b)(c)	500,000	500,000
			7,900,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $8,600,000)			8,600,000

U.S. Government Agency Debt - 27.1%
Federal Agencies - 27.1%
Fannie Mae
10/16/20 to 7/29/22	0.11 to 0.42 (b)	587,400,000	587,330,288
Federal Farm Credit Bank
9/24/20 to 4/27/21	0.12 to 0.37 (b)	72,000,000	72,002,921
Federal Home Loan Bank
9/1/20 to 8/12/22	0.06 to 0.48 (b)	1,602,200,000	1,602,104,596
Freddie Mac
9/1/20 to 8/18/22	0.10 to 0.38 (b)	317,630,000	317,621,650
TOTAL U.S. GOVERNMENT AGENCY DEBT
(Cost $2,579,059,455)			2,579,059,455

U.S. Government Agency Repurchase Agreement - 2.3%
	Maturity Amount	Value
In a joint trading account at 0.1% dated 8/31/20 due 9/1/20 (Collateralized by (U.S. Government Obligations) #	$9,984,028	$9,984,000
With:
BMO Capital Markets Corp. at 0.12%, dated 8/5/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $7,140,644, 2.00% - 4.50%, 6/1/27 - 8/15/60)	7,001,423	7,000,000
BMO Harris Bank NA at:
0.1%, dated 8/21/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $8,160,250, 2.50% - 4.50%, 3/1/26 - 5/1/49)	8,000,689	8,000,000
0.12%, dated 8/13/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $2,060,131, 3.50%, 12/20/49)	2,000,413	2,000,000
0.13%, dated 8/10/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $2,040,163, 3.00%, 1/1/30 - 1/1/35)	2,000,664	2,000,000
BNP Paribas, SA at 0.12%, dated 8/24/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $10,276,990, 0.00% - 4.63%, 7/31/22 - 11/15/49)	10,002,000	10,000,000
Citibank NA at 0.1%, dated 8/25/20 due 9/1/20:
(Collateralized by U.S. Government Obligations valued at $4,080,147, 0.00% - 6.50%, 9/4/20 - 9/1/27)	4,000,078	4,000,000
(Collateralized by U.S. Treasury Obligations valued at $25,501,514, 0.00% - 6.50%, 2/15/21 - 9/15/65)	25,000,486	25,000,000
Citigroup Global Capital Markets, Inc. at:
0.1%, dated 8/25/20 due 9/1/20 (Collateralized by U.S. Government Obligations valued at $33,660,766, 0.63% - 5.00%, 7/15/21 - 6/20/47)	33,000,642	33,000,000
0.15%, dated 8/10/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $42,844,043, 0.63% - 5.00%, 7/15/21 - 6/20/47)	42,011,200	42,000,000
ING Financial Markets LLC at 0.16%, dated 7/20/20 due 9/15/20 (Collateralized by U.S. Government Obligations valued at $5,100,975, 3.50% - 4.50%, 11/1/48 - 1/1/57)	5,001,267	5,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 0.15%, dated:
8/11/20 due 10/13/20 (Collateralized by U.S. Government Obligations valued at $4,080,357, 3.00% - 3.71%, 9/1/28 - 6/1/50)	4,001,050	4,000,000
8/18/20 due 10/19/20 (Collateralized by U.S. Government Obligations valued at $11,220,655, 2.69% - 4.00%, 6/1/47 - 3/1/50)	11,002,842	11,000,000
Natixis SA at 0.12%, dated 8/21/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $8,161,217, 0.00% - 6.25%, 5/20/21 - 8/15/50)	8,000,827	8,000,000
RBC Financial Group at 0.12%, dated 8/17/20 due 9/8/20 (Collateralized by U.S. Government Obligations valued at $28,620,732, 0.61% - 6.50%, 8/1/28 - 8/20/50)	28,002,893	28,000,000
Wells Fargo Securities, LLC at 0.09%, dated 8/27/20 due 9/3/20 (Collateralized by U.S. Government Obligations valued at $16,320,204, 3.00%, 6/20/50)	16,000,280	16,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT
(Cost $214,984,000)		214,984,000

U.S. Treasury Repurchase Agreement - 14.7%
With:
BMO Harris Bank NA at 0.11%, dated 8/4/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $11,221,005, 0.50%, 5/31/27)	11,002,420	11,000,000
BNP Paribas, SA at:
0.09%, dated 8/28/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $29,580,327, 0.00% - 6.75%, 9/17/20 - 5/15/30)	29,002,248	29,000,000
0.1%, dated:
7/31/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $29,582,630, 0.21% - 6.75%, 4/30/22 - 5/15/40)	29,002,578	29,000,000
8/3/20 due 9/2/20 (Collateralized by U.S. Treasury Obligations valued at $29,582,397, 0.00% - 6.88%, 9/17/20 - 5/15/40)	29,002,417	29,000,000
8/27/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $42,840,605, 0.00% - 2.25%, 10/15/20 - 5/15/30)	42,003,383	42,000,000
8/28/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $11,220,402, 0.00% - 3.00%, 8/12/21 - 2/15/48)	11,001,833	11,000,000
8/31/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $29,580,177, 0.00% - 2.50%, 9/17/20 - 5/15/30)	29,004,833	29,000,000
9/1/20 due 9/8/20(d)	29,004,994	29,000,000
0.11%, dated:
8/5/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $70,707,343, 0.16% - 6.38%, 4/30/22 - 8/15/44)	69,012,861	69,000,000
8/14/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $46,922,660, 0.00% - 6.75%, 9/17/20 - 5/15/41)	46,004,357	46,000,000
8/24/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $67,321,742, 0.00% - 2.50%, 2/25/21 - 5/15/40)	66,012,100	66,000,000
0.12%, dated 8/10/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $56,104,169, 0.00% - 6.38%, 9/17/20 - 8/15/40)	55,011,000	55,000,000
0.14%, dated 7/14/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $44,888,586, 0.00% - 0.63%, 9/17/20 - 5/15/30)	44,010,609	44,000,000
CIBC Bank U.S.A. at:
0.09%, dated 8/27/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $10,200,230, 2.25% - 2.63%, 12/31/23 - 4/30/24)	10,000,800	10,000,000
0.11%, dated:
7/31/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $7,141,006, 0.13% - 3.63%, 11/30/21 - 5/15/48)	7,001,027	7,000,000
8/3/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $9,180,938, 0.13% - 3.13%, 11/30/21 - 5/15/48)	9,001,238	9,000,000
8/5/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $17,341,771, 0.13% - 3.13%, 2/15/22 - 5/15/48)	17,002,182	17,000,000
Commerz Markets LLC at 0.09%, dated:
8/25/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $27,540,563, 0.50% - 3.13%, 3/31/24 - 11/15/28)	27,000,473	27,000,000
8/26/20 due 9/2/20 (Collateralized by U.S. Treasury Obligations valued at $32,640,662, 0.50% - 3.38%, 1/15/23 - 5/15/44)	32,000,560	32,000,000
8/27/20 due 9/3/20 (Collateralized by U.S. Treasury Obligations valued at $32,640,769, 0.50% - 3.38%, 9/30/22 - 5/15/44)	32,000,560	32,000,000
Credit AG at:
0.08%, dated 8/27/20 due 9/3/20 (Collateralized by U.S. Treasury Obligations valued at $8,160,181, 0.38%, 4/30/25)	8,000,124	8,000,000
0.09%, dated 8/27/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $4,080,141, 0.38%, 4/30/25)	4,000,320	4,000,000
0.1%, dated 8/28/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $16,320,200, 1.63%, 4/30/23)	16,000,489	16,000,000
0.11%, dated:
8/13/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $30,601,787, 1.63% - 2.00%, 2/15/22 - 4/30/23)	30,002,933	30,000,000
8/17/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $18,360,904, 1.63%, 4/30/23)	18,001,540	18,000,000
8/25/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $18,360,486, 1.63%, 4/30/23)	18,001,265	18,000,000
Credit Agricole CIB at 0.09%, dated 8/31/20 due:
9/1/20 (Collateralized by U.S. Treasury Obligations valued at $52,008,356, 1.75%, 6/30/24)	51,000,128	51,000,000
9/4/20(Collateralized by U.S. Treasury Obligations valued at $29,568,232, 2.38%, 8/15/24)	29,000,290	29,000,000
ING Financial Markets LLC at 0.09%, dated:
8/26/20 due 9/2/20 (Collateralized by U.S. Treasury Obligations valued at $1,020,068, 0.00% - 2.88%, 9/17/20 - 2/15/50)	1,000,018	1,000,000
8/31/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $44,895,688, 1.50%, 11/30/24)	44,000,110	44,000,000
J.P. Morgan Securities, LLC at:
0.09%, dated:
8/27/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $29,580,434, 0.00% - 2.25%, 1/7/21 - 3/31/21)	29,002,103	29,000,000
8/31/20 due 9/4/20 (Collateralized by U.S. Treasury Obligations valued at $59,160,200, 7.63%, 2/15/25)	58,000,580	58,000,000
0.1%, dated 8/21/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $14,280,457, 0.00%, 10/1/20)	14,001,206	14,000,000
Lloyds Bank PLC at:
0.16%, dated:
8/19/20 due 11/19/20 (Collateralized by U.S. Treasury Obligations valued at $14,303,324, 1.63% - 6.00%, 2/15/26)	14,005,724	14,000,000
8/21/20 due 11/23/20 (Collateralized by U.S. Treasury Obligations valued at $7,152,541, 1.63% - 6.00%, 2/15/26 - 9/30/26)	7,002,924	7,000,000
0.21%, dated:
7/13/20 due 10/13/20 (Collateralized by U.S. Treasury Obligations valued at $7,142,777, 1.50% - 2.75%, 6/30/21 - 8/15/26)	7,003,757	7,000,000
7/17/20 due 10/16/20 (Collateralized by U.S. Treasury Obligations valued at $7,152,009, 1.50% - 2.00%, 4/30/24 - 9/30/26)	7,003,716	7,000,000
7/20/20 due 10/20/20 (Collateralized by U.S. Treasury Obligations valued at $7,142,223, 2.13%, 6/30/21)	7,003,757	7,000,000
7/21/20 due 10/22/20 (Collateralized by U.S. Treasury Obligations valued at $7,151,176, 1.50% - 2.75%, 11/15/23 - 9/30/26)	7,003,798	7,000,000
7/22/20 due 10/26/20 (Collateralized by U.S. Treasury Obligations valued at $7,138,197, 1.50% - 6.00%, 2/28/25 - 8/15/26)	7,003,920	7,000,000
Mizuho Bank, Ltd. at 0.09%, dated 8/31/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $14,417,204, 2.38%, 5/15/29)	14,000,035	14,000,000
Mizuho Securities U.S.A., Inc. at 0.09%, dated 8/31/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $27,530,642, 2.25%, 11/15/25)	27,000,068	27,000,000
MUFG Securities EMEA PLC at:
0.08%, dated:
8/28/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $7,164,280, 1.63% - 3.00%, 11/30/26 - 2/15/47)	7,000,171	7,000,000
8/31/20 due 9/8/20:
(Collateralized by U.S. Treasury Obligations valued at $4,083,032, 1.75% - 2.50%, 5/15/22 - 8/15/23)	4,000,098	4,000,000
(Collateralized by U.S. Treasury Obligations valued at $18,386,192, 2.00% - 2.75%, 2/15/24 - 2/15/25)	18,000,560	18,000,000
9/1/20 due 9/8/20(d)	8,000,249	8,000,000
0.09%, dated:
8/27/20 due:
9/1/20 (Collateralized by U.S. Treasury Obligations valued at $7,158,324, 2.00% - 3.00%, 5/31/24 - 2/15/47)	7,000,088	7,000,000
9/8/20(Collateralized by U.S. Treasury Obligations valued at $16,322,559, 1.75%, 5/31/22)	16,000,520	16,000,000
8/28/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $8,194,474, 2.25% - 3.00%, 8/15/27 - 2/15/47)	8,000,380	8,000,000
8/31/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $91,115,997, 1.75% - 3.00%, 5/31/22 - 2/15/47)	89,000,223	89,000,000
9/1/20 due:
9/4/20(d)	9,000,068	9,000,000
9/8/20(d)	20,000,400	20,000,000
0.1%, dated 8/25/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $18,380,725, 1.75% - 3.00%, 11/15/21 - 2/15/47)	18,000,350	18,000,000
0.11%, dated:
8/20/20 due 9/3/20 (Collateralized by U.S. Treasury Obligations valued at $30,653,302, 2.88% - 3.00%, 7/31/25 - 2/15/47)	30,001,283	30,000,000
8/21/20 due 9/3/20 (Collateralized by U.S. Treasury Obligations valued at $9,183,211, 1.75% - 3.00%, 5/31/22 - 2/15/47)	9,000,358	9,000,000
Natixis SA at 0.1%, dated:
7/29/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $19,486,891, 0.00% - 6.25%, 5/20/21 - 8/15/50)	19,003,272	19,000,000
8/21/20 due 9/8/20 (Collateralized by U.S. Treasury Obligations valued at $15,301,049, 0.00% - 5.38%, 3/31/21 - 8/15/50)	15,001,292	15,000,000
Norinchukin Bank at:
0.15%, dated:
8/5/20 due 10/6/20 (Collateralized by U.S. Treasury Obligations valued at $11,221,597, 2.00% - 2.25%, 11/15/26 - 8/15/49)	11,002,842	11,000,000
8/7/20 due 10/7/20 (Collateralized by U.S. Treasury Obligations valued at $5,101,196, 1.50% - 2.25%, 8/15/26 - 8/15/49)	5,001,271	5,000,000
8/11/20 due 10/13/20 (Collateralized by U.S. Treasury Obligations valued at $7,140,834, 2.00% - 2.25%, 11/15/26 - 8/15/49)	7,001,838	7,000,000
8/24/20 due 11/24/20 (Collateralized by U.S. Treasury Obligations valued at $7,140,387, 1.50% - 2.25%, 8/15/26 - 8/15/49)	7,002,683	7,000,000
8/25/20 due 11/20/20 (Collateralized by U.S. Treasury Obligations valued at $11,220,400, 1.50% - 2.25%, 8/15/26 - 8/15/49)	11,003,988	11,000,000
8/26/20 due 11/13/20 (Collateralized by U.S. Treasury Obligations valued at $7,140,217, 1.50%, 8/15/26)	7,002,304	7,000,000
0.16%, dated:
8/18/20 due 11/18/20 (Collateralized by U.S. Treasury Obligations valued at $7,140,607, 2.00% - 2.25%, 11/15/26 - 8/15/49)	7,002,862	7,000,000
8/19/20 due 11/19/20 (Collateralized by U.S. Treasury Obligations valued at $6,120,535, 2.00% - 2.25%, 11/15/26 - 8/15/49)	6,002,453	6,000,000
0.21%, dated 6/30/20 due 9/1/20 (Collateralized by U.S. Treasury Obligations valued at $4,082,000, 1.50% - 2.25%, 8/15/26 - 8/15/49)	4,001,470	4,000,000
Societe Generale at 0.12%, dated 7/31/20 due 9/3/20 (Collateralized by U.S. Treasury Obligations valued at $14,379,993, 0.22% - 8.13%, 1/31/21 - 2/15/50)	14,001,587	14,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT
(Cost $1,396,000,000)		1,396,000,000
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $9,630,143,866)		9,630,143,866
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(129,871,845)
NET ASSETS - 100%		$9,500,272,021

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$9,984,000 due 9/01/20 at 0.10%
Bank of America, N.A.	$9,984,000
$9,984,000

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including repurchase agreements of $1,610,984,000) — See accompanying schedule: Unaffiliated issuers (cost $9,630,143,866)		$9,630,143,866
Cash		519
Receivable for investments sold		999,462
Receivable for fund shares sold		93,108,356
Interest receivable		1,645,934
Total assets		9,725,898,137
Liabilities
Payable for investments purchased	$207,958,687
Payable for fund shares redeemed	17,626,780
Other payables and accrued expenses	40,649
Total liabilities		225,626,116
Net Assets		$9,500,272,021
Net Assets consist of:
Paid in capital		$9,500,076,282
Total accumulated earnings (loss)		195,739
Net Assets		$9,500,272,021
Net Asset Value, offering price and redemption price per share ($9,500,272,021 ÷ 9,500,076,282 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$99,492,659
Expenses
Custodian fees and expenses	$123,726
Independent trustees' fees and expenses	32,001
Interest	79,600
Total expenses before reductions	235,327
Expense reductions	(2,014)
Total expenses after reductions		233,313
Net investment income (loss)		99,259,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		102,277
Total net realized gain (loss)		102,277
Net increase in net assets resulting from operations		$99,361,623

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$99,259,346	$176,117,591
Net realized gain (loss)	102,277	30,301
Net increase in net assets resulting from operations	99,361,623	176,147,892
Distributions to shareholders	(99,257,004)	(176,119,431)
Share transactions
Proceeds from sales of shares	11,663,232,467	3,196,680,621
Reinvestment of distributions	97,619,003	176,091,392
Cost of shares redeemed	(8,833,156,076)	(4,640,078,198)
Net increase (decrease) in net assets and shares resulting from share transactions	2,927,695,394	(1,267,306,185)
Total increase (decrease) in net assets	2,927,800,013	(1,267,277,724)
Net Assets
Beginning of period	6,572,472,008	7,839,749,732
End of period	$9,500,272,021	$6,572,472,008
Other Information
Shares
Sold	11,663,232,467	3,196,680,621
Issued in reinvestment of distributions	97,619,003	176,091,392
Redeemed	(8,833,156,076)	(4,640,078,198)
Net increase (decrease)	2,927,695,394	(1,267,306,185)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Government Money Market Fund

Years ended August 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.024	.015	.006	.001
Net realized and unrealized gain (loss)	.001	–B	–B	–B	–B
Total from investment operations	.011	.024	.015	.006	.001
Distributions from net investment income	(.011)	(.024)	(.015)	(.006)	(.001)
Total distributions	(.011)	(.024)	(.015)	(.006)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC,D	1.08%	2.38%	1.53%	.58%	.08%
Ratios to Average Net AssetsE
Expenses before reductions	- %F	- %F	- %F	.13%	.20%G
Expenses net of fee waivers, if any	- %F	- %F	- %F	.10%	.14%G
Expenses net of all reductions	- %F	- %F	- %F	.10%	.14%G
Net investment income (loss)	.98%	2.35%	1.54%	.62%	.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$9,500,272	$6,572,472	$7,839,750	$8,444,671	$2,306,850

 A For the period April 22, 2016 (commencement of operations) to August 31, 2016.

 B Amount represents less than $.0005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Series Government Money Market Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$9,630,143,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$207,719
Undistributed long-term capital gain	$9,230

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$99,257,004	$ 176,119,431

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, the Fund may enter into reverse repurchase transactions under master repurchase agreements whereby the Fund delivers securities to a counterparty in return for cash and agrees to repurchase those securities at a future date and agreed upon price. During the period that reverse repurchase transactions are outstanding, the Fund identifies the securities as pledged in its records with an initial value at least equal to its principal obligation under the agreement. The cash proceeds received by the Fund may be invested in other securities. To the extent cash proceeds received from the counterparty exceed the value of the securities delivered, the counterparty may request additional collateral from the Fund. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities delivered. Information regarding securities delivered under a reverse repurchase agreement, if any, is included at the end of the Fund's Schedule of Investments and the cash proceeds are recorded as a liability in the accompanying Statement of Assets and Liabilities. The Fund continues to receive interest and dividend payments on the securities delivered during the term of the reverse repurchase agreement. During the period, the average principal balance of reverse repurchase transactions was $9,548,218 and the weighted average interest rate was 1.40% with payments included in the Statement of Operations as a component of interest expense. At period end, there were no reverse repurchase agreements outstanding.

3. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,129.

4. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,014.

5. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

6. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Money Market Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2020 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the four years in the period ended August 31, 2020 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Series Government Money Market Fund	- %-C
Actual		$1,000.00	$1,001.80	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $9,230, or, if subsequently determined to be different, the net capital gain of such year.

A total of 46.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

GVM-ANN-1020
1.9878695.104

Fidelity Flex® Funds

Fidelity Flex® U.S. Bond Index Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® U.S. Bond Index Fund	6.50%	5.57%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® U.S. Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$12,077	Fidelity Flex® U.S. Bond Index Fund
$12,083	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2020, the fund gained 6.50% about in line, net of fees, with the 6.47% return of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark can be impacted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern time, while the benchmark is priced at 3:00 p.m. Eastern. For this 12-month reporting period, pricing differences had no material impact on the fund’s performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	68.8%
AAA	3.1%
AA	3.3%
A	10.8%
BBB	14.0%
BB and Below	0.6%
Short-Term Investments and Net Other Assets*	(0.6)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	27.9%
U.S. Government and U.S. Government Agency Obligations	68.8%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	0.9%
Municipal Bonds	0.4%
Other Investments	2.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.6)%

 * Foreign investments - 6.5%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
1.65% 2/1/28	$200,000	$202,701
2.25% 2/1/32	100,000	101,359
2.75% 6/1/31	300,000	317,820
3.3% 2/1/52	100,000	99,008
3.5% 6/1/41	140,000	148,227
3.6% 7/15/25	219,000	245,328
3.65% 6/1/51	220,000	229,701
4.65% 6/1/44	110,000	127,345
4.85% 3/1/39	66,000	79,787
4.9% 8/15/37	480,000	590,589
5.15% 2/15/50	210,000	268,443
5.25% 3/1/37	150,000	188,890
6.25% 3/29/41	130,000	179,462
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	300,000	343,794
5.462% 2/16/21	100,000	102,245
Verizon Communications, Inc.:
4.016% 12/3/29	150,000	179,998
4.125% 3/16/27	60,000	70,787
4.329% 9/21/28	270,000	327,080
5.012% 8/21/54	214,000	308,025
5.5% 3/16/47	342,000	498,708
		4,609,297
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	40,000	41,589
2.65% 1/13/31	200,000	216,399
2.75% 9/1/49	60,000	58,834
3.5% 5/13/40	60,000	67,435
3.6% 1/13/51	60,000	67,836
3.7% 10/15/25	434,000	493,865
3.8% 5/13/60	60,000	69,717
		1,015,675
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	100,000	99,809
1.1% 8/15/30	200,000	198,894
2.05% 8/15/50	220,000	208,172
		506,875
Media - 0.8%
CBS Corp.:
4% 1/15/26	176,000	198,725
4.2% 6/1/29	200,000	229,520
4.95% 1/15/31	170,000	202,958
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.75% 2/15/28	150,000	167,125
5.125% 7/1/49	200,000	233,228
5.75% 4/1/48	150,000	187,365
Comcast Corp.:
1.5% 2/15/31	295,000	292,912
1.95% 1/15/31	300,000	308,696
2.45% 8/15/52	295,000	280,766
2.65% 2/1/30	100,000	109,293
2.8% 1/15/51	120,000	120,777
3.45% 2/1/50	100,000	112,110
3.7% 4/15/24	100,000	111,029
4.15% 10/15/28	150,000	181,704
4.7% 10/15/48	284,000	380,045
4.95% 10/15/58	100,000	142,991
6.95% 8/15/37	207,000	326,629
Discovery Communications LLC:
3.25% 4/1/23	176,000	186,783
3.625% 5/15/30	200,000	221,318
4.65% 5/15/50	200,000	228,441
5% 9/20/37	110,000	129,619
Fox Corp.:
4.709% 1/25/29	70,000	84,004
5.476% 1/25/39	164,000	216,697
5.576% 1/25/49	56,000	76,825
TWDC Enterprises 18 Corp. 4.125% 6/1/44	192,000	231,930
		4,961,490
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV 3.625% 4/22/29	200,000	226,188
Rogers Communications, Inc.:
2.9% 11/15/26	90,000	99,345
4.3% 2/15/48	240,000	296,495
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (a)	830,000	916,984
Vodafone Group PLC:
3.75% 1/16/24	300,000	328,828
4.375% 5/30/28	250,000	299,197
5.125% 6/19/59	140,000	175,566
		2,342,603

TOTAL COMMUNICATION SERVICES		13,435,940

CONSUMER DISCRETIONARY - 1.9%
Automobiles - 0.4%
American Honda Finance Corp.:
1.2% 7/8/25	400,000	405,033
2.15% 9/10/24	120,000	126,845
3.55% 1/12/24	428,000	468,301
Ford Motor Co. 5.291% 12/8/46	112,000	105,700
General Motors Co.:
4.2% 10/1/27	90,000	95,701
5.95% 4/1/49	170,000	199,758
6.75% 4/1/46	255,000	309,277
General Motors Financial Co., Inc.:
3.25% 1/5/23	70,000	72,640
4.375% 9/25/21	214,000	221,330
5.65% 1/17/29	130,000	152,717
		2,157,302
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	34,000	35,964
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	240,000	275,665
4.3% 2/21/48	30,000	36,096
Northwestern University 3.868% 12/1/48	120,000	149,149
		496,874
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
3.6% 7/1/30	480,000	558,264
3.625% 9/1/49	30,000	33,475
4.45% 3/1/47	153,000	189,846
Starbucks Corp.:
2.55% 11/15/30	300,000	317,903
4% 11/15/28	350,000	412,237
		1,511,725
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
0.8% 6/3/25	130,000	131,714
1.5% 6/3/30	160,000	163,318
2.5% 6/3/50	130,000	130,765
2.8% 8/22/24	117,000	127,389
3.875% 8/22/37	150,000	187,384
4.05% 8/22/47	228,000	294,737
		1,035,307
Multiline Retail - 0.2%
Dollar Tree, Inc.:
3.7% 5/15/23	210,000	226,320
4% 5/15/25	478,000	541,758
Nordstrom, Inc. 4% 3/15/27	110,000	96,490
Target Corp. 3.9% 11/15/47	160,000	207,499
		1,072,067
Specialty Retail - 0.6%
Lowe's Companies, Inc.:
3.65% 4/5/29	210,000	243,026
4.05% 5/3/47	132,000	156,887
5% 4/15/40	330,000	436,680
The Home Depot, Inc.:
2% 4/1/21	1,202,000	1,212,684
2.5% 4/15/27	520,000	569,066
2.95% 6/15/29	330,000	372,048
4.25% 4/1/46	150,000	191,597
4.5% 12/6/48	100,000	133,428
		3,315,416
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. 2.4% 3/27/25	1,100,000	1,184,978

TOTAL CONSUMER DISCRETIONARY		10,773,669

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65% 2/1/26	316,000	356,451
Anheuser-Busch InBev Worldwide, Inc.:
4.15% 1/23/25	100,000	113,774
4.6% 4/15/48	377,000	448,431
5.45% 1/23/39	180,000	228,968
5.55% 1/23/49	180,000	242,919
5.8% 1/23/59 (Reg. S)	260,000	369,453
Constellation Brands, Inc. 3.6% 2/15/28	132,000	148,631
Diageo Capital PLC:
1.375% 9/29/25	200,000	206,324
2% 4/29/30	200,000	207,844
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	160,000	184,758
4.417% 5/25/25	360,000	418,831
Molson Coors Beverage Co. 3% 7/15/26	254,000	271,377
PepsiCo, Inc.:
1.625% 5/1/30	309,000	319,445
2.25% 5/2/22	632,000	652,048
3% 10/15/27	100,000	112,438
The Coca-Cola Co.:
1.45% 6/1/27	120,000	124,169
1.65% 6/1/30	120,000	124,380
2.5% 6/1/40	120,000	123,782
2.6% 6/1/50	120,000	121,596
2.75% 6/1/60	120,000	120,723
		4,896,342
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 1.375% 6/20/27	150,000	153,140
Kroger Co. 5.4% 1/15/49	70,000	95,744
Sysco Corp.:
3.3% 2/15/50	150,000	138,379
6.6% 4/1/50	140,000	193,123
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	80,000	84,733
3.45% 6/1/26	195,000	214,320
Walmart, Inc.:
3.4% 6/26/23	100,000	108,381
3.7% 6/26/28	140,000	165,937
5.625% 4/15/41	169,000	256,026
		1,409,783
Food Products - 0.4%
Campbell Soup Co. 4.15% 3/15/28	260,000	303,534
Conagra Brands, Inc.:
4.85% 11/1/28	280,000	341,903
5.3% 11/1/38	31,000	39,864
General Mills, Inc.:
4.2% 4/17/28	200,000	237,065
4.55% 4/17/38	110,000	141,878
H.J. Heinz Co.:
3% 6/1/26	560,000	583,860
4.375% 6/1/46	110,000	112,331
4.625% 1/30/29	50,000	56,604
Tyson Foods, Inc. 4% 3/1/26	160,000	184,091
		2,001,130
Tobacco - 0.4%
Altria Group, Inc.:
3.875% 9/16/46	204,000	211,700
4.8% 2/14/29	30,000	35,878
5.8% 2/14/39	100,000	127,000
5.95% 2/14/49	110,000	148,652
BAT Capital Corp.:
3.222% 8/15/24	200,000	215,685
3.557% 8/15/27	450,000	491,885
4.39% 8/15/37	80,000	87,107
4.54% 8/15/47	128,000	139,350
Philip Morris International, Inc. 2.125% 5/10/23	820,000	853,343
Reynolds American, Inc. 4.45% 6/12/25	140,000	159,377
		2,469,977

TOTAL CONSUMER STAPLES		10,777,232

ENERGY - 2.5%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47	290,000	305,488
Oil, Gas & Consumable Fuels - 2.5%
Apache Corp. 4.375% 10/15/28	360,000	357,286
Boardwalk Pipelines LP 4.95% 12/15/24	102,000	111,165
Canadian Natural Resources Ltd.:
3.85% 6/1/27	152,000	164,590
4.95% 6/1/47	40,000	46,414
Cenovus Energy, Inc. 5.4% 6/15/47	286,000	255,520
Chevron Corp.:
1.141% 5/11/23	70,000	71,462
1.554% 5/11/25	70,000	72,825
1.995% 5/11/27	70,000	74,214
2.236% 5/11/30	70,000	74,602
2.954% 5/16/26	231,000	257,122
2.978% 5/11/40	70,000	75,460
3.078% 5/11/50	70,000	75,576
ConocoPhillips Co. 4.95% 3/15/26	366,000	440,386
Devon Energy Corp. 5% 6/15/45	65,000	64,673
Ecopetrol SA:
5.875% 9/18/23	500,000	552,094
7.375% 9/18/43	60,000	77,700
Enbridge, Inc. 3.5% 6/10/24	164,000	177,894
Encana Corp. 6.5% 2/1/38	70,000	66,332
Energy Transfer Partners LP:
4.95% 6/15/28	147,000	157,446
5% 5/15/50	220,000	210,368
5.3% 4/15/47	50,000	48,027
5.8% 6/15/38	50,000	50,491
6% 6/15/48	330,000	338,185
Enterprise Products Operating LP:
2.85% 4/15/21	831,000	841,719
3.95% 2/15/27	214,000	244,057
4.25% 2/15/48	270,000	291,062
4.8% 2/1/49	56,000	65,519
Equinor ASA:
2.375% 5/22/30	310,000	329,186
2.9% 11/8/20	250,000	251,243
3.625% 9/10/28	130,000	152,987
Exxon Mobil Corp.:
2.222% 3/1/21	794,000	800,476
3.452% 4/15/51	450,000	501,569
Kinder Morgan, Inc.:
3.15% 1/15/23	110,000	115,640
5.05% 2/15/46	50,000	59,030
5.2% 3/1/48	264,000	322,583
Magellan Midstream Partners LP:
3.95% 3/1/50	35,000	36,748
5% 3/1/26	147,000	171,395
Marathon Petroleum Corp.:
4.5% 4/1/48	280,000	298,754
4.75% 12/15/23	35,000	38,785
MPLX LP:
4.125% 3/1/27	60,000	66,366
4.5% 4/15/38	150,000	158,801
4.7% 4/15/48	226,000	240,505
Noble Energy, Inc.:
4.95% 8/15/47	100,000	130,960
5.05% 11/15/44	70,000	90,988
ONEOK, Inc.:
4% 7/13/27	80,000	83,506
4.45% 9/1/49	50,000	44,972
5.2% 7/15/48	22,000	21,588
Petroleos Mexicanos:
5.35% 2/12/28	100,000	91,000
5.95% 1/28/31 (a)	100,000	89,965
6.35% 2/12/48	340,000	274,217
6.5% 1/23/29	160,000	152,594
7.69% 1/23/50 (a)	168,000	149,809
Phillips 66 Co. 3.9% 3/15/28	380,000	429,525
Shell International Finance BV:
1.75% 9/12/21	1,227,000	1,245,605
2.375% 11/7/29	100,000	106,445
3.125% 11/7/49	100,000	104,854
3.75% 9/12/46	106,000	120,527
Spectra Energy Partners LP 4.75% 3/15/24	151,000	169,567
Suncor Energy, Inc. 4% 11/15/47	114,000	122,575
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	80,000	78,357
The Williams Companies, Inc.:
3.75% 6/15/27	460,000	507,746
4.85% 3/1/48	50,000	57,927
Total Capital International SA:
3.461% 7/12/49	140,000	155,223
3.75% 4/10/24	165,000	183,381
Total Capital SA 3.883% 10/11/28	360,000	426,680
TransCanada PipeLines Ltd.:
4.1% 4/15/30	270,000	313,208
4.875% 5/15/48	80,000	102,624
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (a)	75,000	81,832
3.95% 5/15/50 (a)	100,000	108,442
Valero Energy Corp. 4.35% 6/1/28	70,000	79,695
Williams Partners LP 3.35% 8/15/22	190,000	198,144
		14,528,213

TOTAL ENERGY		14,833,701

FINANCIALS - 8.0%
Banks - 4.3%
Bank of America Corp.:
2.625% 4/19/21	1,404,000	1,424,728
2.676% 6/19/41 (b)	380,000	386,525
3.093% 10/1/25 (b)	400,000	434,398
3.194% 7/23/30 (b)	270,000	299,691
3.419% 12/20/28 (b)	445,000	497,287
3.974% 2/7/30 (b)	65,000	75,862
4.083% 3/20/51 (b)	100,000	124,487
4.271% 7/23/29 (b)	360,000	425,313
4.33% 3/15/50 (b)	200,000	258,701
Bank of Montreal 3.3% 2/5/24	580,000	632,703
Bank of Nova Scotia 3.4% 2/11/24	560,000	611,974
Barclays PLC:
3.932% 5/7/25 (b)	200,000	217,358
4.375% 1/12/26	210,000	238,789
4.95% 1/10/47	200,000	268,364
BB&T Corp.:
2.75% 4/1/22	140,000	145,087
3.75% 12/6/23	350,000	385,648
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	770,000	860,028
3.142% 1/24/23 (b)	90,000	93,126
3.2% 10/21/26	80,000	89,065
3.98% 3/20/30 (b)	150,000	174,213
4.65% 7/23/48	75,000	100,433
4.75% 5/18/46	208,000	265,716
5.316% 3/26/41 (b)	230,000	320,820
Credit Suisse Group Funding Guernsey Ltd. 3.8% 6/9/23	500,000	540,026
Fifth Third Bancorp:
2.55% 5/5/27	100,000	108,309
3.95% 3/14/28	50,000	58,831
HSBC Holdings PLC:
2.633% 11/7/25 (b)	600,000	628,970
4.292% 9/12/26 (b)	1,600,000	1,801,465
4.375% 11/23/26	400,000	453,768
Japan Bank International Cooperation:
2.375% 11/16/22	400,000	417,288
2.5% 5/23/24	200,000	214,744
JPMorgan Chase & Co.:
2.7% 5/18/23	470,000	496,643
2.95% 10/1/26	190,000	210,456
2.956% 5/13/31 (b)	250,000	268,399
3.109% 4/22/51 (b)	50,000	53,770
3.22% 3/1/25 (b)	1,640,000	1,773,111
3.559% 4/23/24 (b)	670,000	720,583
4.452% 12/5/29 (b)	630,000	760,167
5.6% 7/15/41	325,000	481,373
Lloyds Banking Group PLC 3% 1/11/22	800,000	827,318
Mitsubishi UFJ Financial Group, Inc.:
2.801% 7/18/24	200,000	214,287
3.195% 7/18/29	400,000	444,155
3.961% 3/2/28	100,000	116,435
Mizuho Financial Group, Inc.:
2.226% 5/25/26 (b)	200,000	209,123
2.839% 7/16/25 (b)	200,000	213,660
National Australia Bank Ltd. 2.875% 4/12/23	250,000	264,518
Oesterreichische Kontrollbank 1.875% 1/20/21	250,000	251,416
PNC Financial Services Group, Inc. 2.2% 11/1/24	250,000	266,408
Rabobank Nederland 3.75% 7/21/26	250,000	281,828
Rabobank Nederland New York Branch 2.75% 1/10/23	250,000	263,671
Regions Financial Corp. 2.75% 8/14/22	101,000	105,177
Royal Bank of Canada 4.65% 1/27/26	210,000	248,670
Royal Bank of Scotland Group PLC 3.754% 11/1/29 (b)	400,000	422,088
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	60,000	62,949
Sumitomo Mitsui Financial Group, Inc.:
2.75% 1/15/30	200,000	215,545
3.102% 1/17/23	288,000	305,398
3.936% 10/16/23	120,000	132,308
Wells Fargo & Co.:
2.406% 10/30/25 (b)	550,000	579,422
3% 10/23/26	100,000	110,332
3.068% 4/30/41 (b)	200,000	211,372
3.75% 1/24/24	40,000	43,700
4.75% 12/7/46	388,000	489,265
5.013% 4/4/51 (b)	280,000	381,179
Westpac Banking Corp.:
2.75% 1/11/23	306,000	322,818
2.894% 2/4/30 (b)	390,000	403,660
3.65% 5/15/23	160,000	173,614
4.11% 7/24/34 (b)	270,000	304,775
		25,183,310
Capital Markets - 1.2%
Bank of New York Mellon Corp. 3.5% 4/28/23	230,000	249,349
BlackRock, Inc. 4.25% 5/24/21	152,000	156,570
Deutsche Bank AG 4.1% 1/13/26	700,000	752,892
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	103,402
4.1% 1/13/26	154,000	164,010
Goldman Sachs Group, Inc.:
3.85% 1/26/27	960,000	1,093,130
5.15% 5/22/45	330,000	437,292
5.25% 7/27/21	393,000	410,336
Intercontinental Exchange, Inc.:
1.85% 9/15/32	160,000	162,056
2.65% 9/15/40	160,000	161,598
3.75% 9/21/28	100,000	116,487
4.25% 9/21/48	120,000	149,316
Merrill Lynch & Co., Inc. 6.11% 1/29/37	100,000	143,299
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (b)(c)	250,000	315,850
2.188% 4/28/26 (b)	200,000	210,390
3.125% 1/23/23	795,000	842,900
3.625% 1/20/27	160,000	181,757
3.772% 1/24/29 (b)	180,000	206,741
4.375% 1/22/47	224,000	297,685
5.597% 3/24/51 (b)	40,000	61,471
5.75% 1/25/21	369,000	376,931
Northern Trust Corp. 1.95% 5/1/30	150,000	156,748
		6,750,210
Consumer Finance - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	150,000	144,287
3.3% 1/23/23	401,000	400,286
4.45% 10/1/25	150,000	148,869
4.5% 5/15/21	163,000	165,783
4.5% 9/15/23	164,000	168,571
Ally Financial, Inc.:
3.05% 6/5/23	340,000	352,829
5.125% 9/30/24	510,000	570,721
5.8% 5/1/25	150,000	173,400
American Express Co.:
2.5% 8/1/22	150,000	155,702
2.5% 7/30/24	464,000	495,047
3.4% 2/27/23	50,000	53,509
Capital One Financial Corp.:
3.2% 1/30/23	80,000	84,569
3.3% 10/30/24	230,000	250,522
3.8% 1/31/28	438,000	489,156
Discover Financial Services 4.5% 1/30/26	208,000	238,421
Ford Motor Credit Co. LLC:
4.14% 2/15/23	200,000	203,940
5.875% 8/2/21	221,000	225,600
GE Capital International Funding Co. 4.418% 11/15/35	400,000	412,991
John Deere Capital Corp.:
2.8% 3/6/23	270,000	286,921
2.8% 9/8/27	290,000	323,487
Synchrony Financial:
3.95% 12/1/27	380,000	400,462
4.375% 3/19/24	100,000	107,910
5.15% 3/19/29	109,000	124,599
Toyota Motor Credit Corp.:
0.5% 8/14/23	380,000	380,486
1.15% 8/13/27	470,000	470,576
2.15% 9/8/22	800,000	828,265
2.7% 1/11/23	50,000	52,586
		7,709,495
Diversified Financial Services - 0.6%
Berkshire Hathaway Finance Corp. 4.2% 8/15/48	130,000	166,279
Berkshire Hathaway, Inc. 3.125% 3/15/26	92,000	103,051
BP Capital Markets America, Inc.:
2.52% 9/19/22	620,000	644,885
3% 2/24/50	130,000	127,881
Brixmor Operating Partnership LP:
4.05% 7/1/30	48,000	51,499
4.125% 5/15/29	44,000	47,613
DH Europe Finance II SARL:
2.2% 11/15/24	110,000	116,593
2.6% 11/15/29	110,000	119,656
3.4% 11/15/49	80,000	93,173
Export Development Canada 2.625% 2/21/24	500,000	540,450
KfW:
0.375% 7/18/25	208,000	207,925
2.375% 12/29/22	815,000	855,678
2.5% 11/20/24	280,000	305,443
Landwirtschaftliche Rentenbank 3.125% 11/14/23	170,000	185,490
		3,565,616
Insurance - 0.6%
ACE INA Holdings, Inc. 4.35% 11/3/45	74,000	98,245
American International Group, Inc.:
3.3% 3/1/21	320,000	323,899
4.375% 6/30/50	170,000	200,329
4.5% 7/16/44	115,000	134,898
4.7% 7/10/35	200,000	250,452
4.75% 4/1/48	40,000	48,716
5.75% 4/1/48 (b)	190,000	209,667
Aon PLC 4.75% 5/15/45	140,000	183,546
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	250,000	269,647
4.4% 3/15/48	30,000	36,616
Lincoln National Corp. 4.35% 3/1/48	210,000	245,338
Marsh & McLennan Companies, Inc.:
4.2% 3/1/48	40,000	51,192
4.9% 3/15/49	120,000	168,473
MetLife, Inc.:
4.125% 8/13/42	70,000	85,470
4.6% 5/13/46	90,000	117,964
Prudential Financial, Inc.:
3.878% 3/27/28	70,000	82,777
4.35% 2/25/50	180,000	217,845
4.418% 3/27/48	100,000	119,736
5.7% 9/15/48 (b)	74,000	85,256
The Travelers Companies, Inc. 4.05% 3/7/48	74,000	91,221
Unum Group 4.5% 3/15/25	525,000	583,832
		3,605,119

TOTAL FINANCIALS		46,813,750

HEALTH CARE - 2.7%
Biotechnology - 0.4%
AbbVie, Inc.:
2.6% 11/21/24 (a)	120,000	128,605
2.95% 11/21/26 (a)	100,000	109,983
3.2% 11/21/29 (a)	200,000	221,354
4.05% 11/21/39 (a)	100,000	116,635
4.25% 11/14/28	92,000	109,518
4.25% 11/21/49 (a)	150,000	180,543
4.3% 5/14/36	25,000	29,777
4.45% 5/14/46	150,000	180,814
4.55% 3/15/35 (a)	50,000	62,389
4.75% 3/15/45 (a)	100,000	122,964
Amgen, Inc.:
1.9% 2/21/25	100,000	104,759
3.2% 11/2/27	70,000	78,806
3.375% 2/21/50	210,000	229,164
4.663% 6/15/51	100,000	132,152
Gilead Sciences, Inc.:
4.15% 3/1/47	112,000	143,348
4.75% 3/1/46	50,000	66,934
Upjohn, Inc.:
2.7% 6/22/30 (a)	70,000	73,021
4% 6/22/50 (a)	70,000	76,220
		2,166,986
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co.:
3.7% 6/6/27	60,000	67,995
4.669% 6/6/47	290,000	364,230
Boston Scientific Corp.:
4% 3/1/29	100,000	116,532
4.7% 3/1/49	230,000	305,728
Medtronic Global Holdings SCA 3.35% 4/1/27	100,000	114,564
Stryker Corp.:
1.95% 6/15/30	100,000	102,565
2.9% 6/15/50	100,000	103,871
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	175,000	193,989
		1,369,474
Health Care Providers & Services - 1.0%
Aetna, Inc. 3.875% 8/15/47	180,000	208,968
Allina Health System, Inc. 3.887% 4/15/49	40,000	47,206
Anthem, Inc.:
2.375% 1/15/25	1,100,000	1,172,902
3.125% 5/15/22	140,000	146,333
4.101% 3/1/28	130,000	152,057
4.55% 3/1/48	80,000	102,709
Cardinal Health, Inc.:
3.41% 6/15/27	160,000	179,156
4.368% 6/15/47	30,000	33,254
Cigna Corp.:
3.05% 11/30/22	110,000	115,823
3.75% 7/15/23	67,000	72,934
4.125% 11/15/25	99,000	114,444
4.375% 10/15/28	100,000	119,673
4.8% 8/15/38	80,000	100,649
4.8% 7/15/46	230,000	294,485
4.9% 12/15/48	200,000	264,226
CVS Health Corp.:
2.7% 8/21/40	210,000	204,492
2.875% 6/1/26	60,000	65,324
3% 8/15/26	38,000	41,692
3.25% 8/15/29	250,000	277,302
3.7% 3/9/23	22,000	23,681
4.78% 3/25/38	412,000	504,673
5.05% 3/25/48	120,000	155,771
HCA Holdings, Inc. 5.25% 6/15/49	120,000	149,883
Humana, Inc. 3.125% 8/15/29	100,000	110,364
Kaiser Foundation Hospitals:
3.266% 11/1/49	110,000	122,791
4.15% 5/1/47	60,000	76,611
UnitedHealth Group, Inc.:
1.25% 1/15/26	93,000	95,395
2% 5/15/30	170,000	177,975
2.375% 8/15/24	100,000	107,041
2.9% 5/15/50	137,000	144,863
3.7% 8/15/49	90,000	108,516
3.85% 6/15/28	130,000	153,629
4.45% 12/15/48	68,000	90,075
4.75% 7/15/45	182,000	246,899
		5,981,796
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	300,000	324,920
4.133% 3/25/25	730,000	837,629
4.15% 2/1/24	173,000	192,083
		1,354,632
Pharmaceuticals - 0.9%
AstraZeneca PLC 3.125% 6/12/27	140,000	155,578
Bayer U.S. Finance II LLC 2.85% 4/15/25 (a)	177,000	184,457
Bristol-Myers Squibb Co.:
3.2% 6/15/26	100,000	113,695
3.4% 7/26/29	100,000	116,698
3.875% 8/15/25	80,000	92,094
4.125% 6/15/39	100,000	127,931
4.25% 10/26/49	100,000	132,741
4.55% 2/20/48	204,000	281,061
Eli Lilly & Co. 2.25% 5/15/50	200,000	189,545
GlaxoSmithKline Capital PLC 3% 6/1/24	200,000	217,225
GlaxoSmithKline Capital, Inc. 3.375% 5/15/23	240,000	259,300
Johnson & Johnson:
0.55% 9/1/25	100,000	100,217
1.3% 9/1/30	100,000	101,071
2.1% 9/1/40	100,000	99,683
2.45% 9/1/60	100,000	97,596
3.4% 1/15/38	238,000	282,225
Merck & Co., Inc.:
2.45% 6/24/50	100,000	99,741
3.7% 2/10/45	212,000	257,477
Mylan NV 5.2% 4/15/48	74,000	93,073
Novartis Capital Corp.:
2.4% 5/17/22	670,000	693,783
2.75% 8/14/50	150,000	158,589
Pfizer, Inc.:
2.7% 5/28/50	100,000	103,771
3.2% 9/15/23	80,000	86,719
3.45% 3/15/29	100,000	117,197
3.9% 3/15/39	70,000	86,456
4% 12/15/36	190,000	233,192
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	444,000	497,220
Zoetis, Inc. 3% 9/12/27	50,000	55,773
		5,034,108

TOTAL HEALTH CARE		15,906,996

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.6%
General Dynamics Corp.:
3.75% 5/15/28	100,000	117,540
4.25% 4/1/50	30,000	38,912
Lockheed Martin Corp. 4.09% 9/15/52	119,000	153,699
Northrop Grumman Corp.:
3.25% 1/15/28	100,000	113,074
4.03% 10/15/47	178,000	216,774
Raytheon Technologies Corp.:
3.65% 8/16/23	13,000	14,153
3.75% 11/1/46	100,000	115,171
3.95% 8/16/25	80,000	91,512
4.125% 11/16/28	400,000	475,846
4.35% 4/15/47 (a)	100,000	123,917
4.45% 11/16/38	200,000	246,640
The Boeing Co.:
2.8% 3/1/23	270,000	275,378
3.2% 3/1/29	320,000	317,105
3.75% 2/1/50	70,000	62,614
4.875% 5/1/25	600,000	652,669
5.705% 5/1/40	230,000	266,669
5.805% 5/1/50	110,000	131,407
		3,413,080
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.8% 5/15/25	260,000	293,884
4.05% 2/15/48	80,000	89,234
4.95% 10/17/48	80,000	99,313
United Parcel Service, Inc.:
4.45% 4/1/30	150,000	188,582
6.2% 1/15/38	134,000	203,260
		874,273
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25 (a)	300,000	314,274
2.493% 2/15/27 (a)	100,000	104,912
2.722% 2/15/30 (a)	100,000	104,728
3.377% 4/5/40 (a)	40,000	41,591
3.577% 4/5/50 (a)	100,000	105,953
		671,458
Commercial Services & Supplies - 0.2%
Republic Services, Inc.:
1.45% 2/15/31	400,000	394,087
3.95% 5/15/28	200,000	236,250
Waste Management, Inc.:
2.4% 5/15/23	250,000	262,646
3.15% 11/15/27	50,000	55,754
		948,737
Industrial Conglomerates - 0.4%
3M Co.:
2.375% 8/26/29	130,000	140,254
3.25% 8/26/49	100,000	113,245
General Electric Co.:
3.45% 5/1/27	360,000	382,202
3.625% 5/1/30	60,000	61,769
4.25% 5/1/40	50,000	50,482
4.35% 5/1/50	60,000	60,963
4.5% 3/11/44	200,000	206,432
Honeywell International, Inc.:
1.35% 6/1/25	100,000	102,977
1.95% 6/1/30	100,000	105,531
2.3% 8/15/24	190,000	202,975
2.8% 6/1/50	100,000	108,056
Roper Technologies, Inc.:
1% 9/15/25 (d)	60,000	60,382
1.4% 9/15/27 (d)	60,000	60,874
1.75% 2/15/31 (d)	60,000	60,284
2% 6/30/30	400,000	409,176
		2,125,602
Machinery - 0.3%
Caterpillar Financial Services Corp. 2.55% 11/29/22	518,000	543,247
Caterpillar, Inc. 3.25% 9/19/49	170,000	190,361
Deere & Co. 2.875% 9/7/49	190,000	205,644
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	180,000	210,680
Otis Worldwide Corp.:
2.565% 2/15/30 (a)	100,000	106,691
3.362% 2/15/50 (a)	80,000	87,461
Parker Hannifin Corp. 4% 6/14/49	110,000	133,058
		1,477,142
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC:
3.05% 2/15/51	30,000	32,994
4.05% 6/15/48	182,000	228,555
4.15% 12/15/48	100,000	128,564
Canadian National Railway Co. 2.45% 5/1/50	150,000	149,635
CSX Corp.:
3.8% 3/1/28	50,000	58,362
4.3% 3/1/48	210,000	264,695
4.75% 11/15/48	160,000	214,726
Norfolk Southern Corp.:
3.8% 8/1/28	72,000	85,214
3.95% 10/1/42	185,000	219,695
Union Pacific Corp.:
2.15% 2/5/27	120,000	127,794
3.25% 2/5/50	160,000	175,293
3.7% 3/1/29	170,000	198,881
4% 4/15/47	90,000	108,386
		1,992,794
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3.375% 6/1/21	166,000	168,048
3.625% 12/1/27	140,000	143,500
4.625% 10/1/28	350,000	363,667
		675,215

TOTAL INDUSTRIALS		12,178,301

INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.2%
Cisco Systems, Inc. 1.85% 9/20/21	940,000	954,569
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	153,000	156,961
4.9% 10/1/26 (a)	450,000	509,148
5.3% 10/1/29 (a)	90,000	102,646
5.45% 6/15/23 (a)	230,000	253,995
8.1% 7/15/36 (a)	150,000	199,311
8.35% 7/15/46 (a)	92,000	124,104
		1,346,165
IT Services - 0.6%
Fiserv, Inc.:
2.75% 7/1/24	370,000	396,660
3.5% 7/1/29	180,000	204,724
4.4% 7/1/49	100,000	126,063
IBM Corp.:
1.95% 5/15/30	100,000	103,299
2.95% 5/15/50	100,000	102,890
3% 5/15/24	100,000	108,707
4.7% 2/19/46	204,000	270,911
MasterCard, Inc. 3.85% 3/26/50	310,000	388,262
PayPal Holdings, Inc.:
1.65% 6/1/25	80,000	83,049
2.3% 6/1/30	130,000	138,236
2.85% 10/1/29	280,000	309,870
The Western Union Co. 2.85% 1/10/25	100,000	105,623
Visa, Inc.:
2.05% 4/15/30	430,000	456,946
2.15% 9/15/22	480,000	497,822
3.15% 12/14/25	160,000	179,899
		3,472,961
Semiconductors & Semiconductor Equipment - 0.3%
Applied Materials, Inc. 4.35% 4/1/47	90,000	121,574
Broadcom Corp./Broadcom Cayman LP 2.65% 1/15/23	70,000	72,830
Broadcom, Inc.:
3.459% 9/15/26	172,000	189,007
4.3% 11/15/32	300,000	345,803
Intel Corp.:
2.45% 11/15/29	70,000	76,090
3.25% 11/15/49	70,000	77,919
3.734% 12/8/47	110,000	130,471
4.75% 3/25/50	160,000	219,347
Lam Research Corp. 2.875% 6/15/50	150,000	157,630
Qualcomm, Inc. 2.6% 1/30/23	430,000	451,754
		1,842,425
Software - 0.9%
Microsoft Corp.:
2.4% 2/6/22	1,792,000	1,843,070
2.4% 8/8/26	520,000	568,183
2.525% 6/1/50	280,000	292,932
2.675% 6/1/60	200,000	210,163
3.7% 8/8/46	170,000	211,666
Oracle Corp.:
2.5% 4/1/25	1,290,000	1,390,596
3.6% 4/1/50	210,000	234,358
3.85% 4/1/60	70,000	80,761
4% 11/15/47	388,000	456,188
		5,287,917
Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc.:
1.125% 5/11/25	500,000	512,890
2.1% 9/12/22	100,000	103,741
2.4% 1/13/23	1,242,000	1,301,884
2.55% 8/20/60	110,000	107,435
2.95% 9/11/49	180,000	193,492
3% 2/9/24	650,000	703,215
3% 11/13/27	890,000	1,008,980
3.75% 11/13/47	90,000	108,673
4.5% 2/23/36	110,000	145,564
HP, Inc. 2.2% 6/17/25	190,000	200,749
Xerox Corp. 4.5% 5/15/21	160,000	163,158
		4,549,781

TOTAL INFORMATION TECHNOLOGY		17,453,818

MATERIALS - 0.6%
Chemicals - 0.6%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	100,000	104,231
2.05% 5/15/30	40,000	42,224
2.7% 5/15/40	40,000	42,818
2.8% 5/15/50	40,000	42,310
DuPont de Nemours, Inc.:
4.205% 11/15/23	100,000	110,481
4.725% 11/15/28	100,000	122,241
5.319% 11/15/38	140,000	180,160
Eastman Chemical Co. 4.5% 12/1/28	226,000	267,540
Ecolab, Inc. 1.3% 1/30/31	400,000	389,289
LYB International Finance BV 4% 7/15/23	153,000	166,662
LYB International Finance II BV 3.5% 3/2/27	290,000	322,603
Nutrien Ltd.:
3.95% 5/13/50	170,000	196,195
4.2% 4/1/29	32,000	38,152
5% 4/1/49	56,000	72,962
Sherwin-Williams Co.:
2.75% 6/1/22	4,000	4,151
3.125% 6/1/24	160,000	173,347
3.45% 6/1/27	210,000	238,140
4.5% 6/1/47	100,000	126,375
The Dow Chemical Co.:
2.1% 11/15/30	170,000	167,811
3.15% 5/15/24	100,000	107,724
3.6% 11/15/50	170,000	174,126
3.625% 5/15/26	150,000	167,545
5.55% 11/30/48	80,000	104,963
The Mosaic Co. 4.05% 11/15/27	40,000	44,301
		3,406,351
Metals & Mining - 0.0%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	151,000	213,693

TOTAL MATERIALS		3,620,044

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc. 4.85% 4/15/49	140,000	189,362
American Tower Corp.:
1.3% 9/15/25	120,000	121,996
2.1% 6/15/30	120,000	122,468
3.1% 6/15/50	120,000	123,340
3.6% 1/15/28	70,000	79,299
3.8% 8/15/29	100,000	115,534
Boston Properties, Inc. 4.125% 5/15/21	165,000	167,714
Corporate Office Properties LP 3.6% 5/15/23	80,000	82,918
Crown Castle International Corp.:
1.35% 7/15/25	90,000	91,453
2.25% 1/15/31	100,000	102,217
3.25% 1/15/51	50,000	51,629
ERP Operating LP 3.5% 3/1/28	160,000	181,884
Healthpeak Properties, Inc.:
2.875% 1/15/31	430,000	458,735
3% 1/15/30	320,000	347,816
Kimco Realty Corp.:
1.9% 3/1/28	610,000	600,004
2.8% 10/1/26	216,000	226,627
Prologis LP 2.125% 4/15/27	170,000	181,547
Simon Property Group LP:
3.375% 12/1/27	150,000	161,931
4.25% 11/30/46	116,000	128,217
Ventas Realty LP:
3.125% 6/15/23	163,000	169,768
4% 3/1/28	184,000	198,954
4.875% 4/15/49	160,000	175,820
Welltower, Inc. 4.25% 4/15/28	174,000	197,034
		4,276,267
UTILITIES - 2.2%
Electric Utilities - 1.6%
Alabama Power Co. 1.45% 9/15/30	800,000	797,722
American Electric Power Co., Inc.:
3.25% 3/1/50	174,000	182,877
4.3% 12/1/28	194,000	228,519
Baltimore Gas & Electric Co. 2.9% 6/15/50	120,000	123,431
Cincinnati Gas & Electric Co.:
3.65% 2/1/29	210,000	246,238
4.3% 2/1/49	65,000	83,886
Commonwealth Edison Co. 4% 3/1/48	208,000	260,994
Duke Energy Carolinas LLC 4% 9/30/42	179,000	219,262
Duke Energy Corp.:
2.45% 6/1/30	200,000	210,949
3.15% 8/15/27	352,000	391,012
4.2% 6/15/49	130,000	158,932
Entergy Corp. 0.9% 9/15/25	500,000	499,734
Entergy, Inc. 3.55% 9/30/49	34,000	38,419
Exelon Corp.:
3.95% 6/15/25	163,000	186,130
4.05% 4/15/30	370,000	436,198
5.1% 6/15/45	160,000	207,519
FirstEnergy Corp.:
1.6% 1/15/26	97,000	96,102
2.25% 9/1/30	150,000	149,152
4.85% 7/15/47	150,000	184,109
Florida Power & Light Co. 4.05% 10/1/44	170,000	214,089
Interstate Power and Light Co. 2.3% 6/1/30	104,000	109,001
MidAmerican Energy Co.:
3.65% 8/1/48	280,000	338,742
3.95% 8/1/47	100,000	125,401
4.25% 7/15/49	100,000	131,886
Mississippi Power Co. 3.95% 3/30/28	120,000	137,266
Northern States Power Co. 2.6% 6/1/51	100,000	101,864
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	100,000	109,853
3.8% 6/1/49	280,000	344,273
PPL Capital Funding, Inc. 4% 9/15/47	90,000	104,980
PPL Electric Utilities Corp. 3% 10/1/49	70,000	75,265
Public Service Co. of Colorado 3.2% 3/1/50	110,000	125,516
Public Service Electric & Gas Co.:
2.45% 1/15/30	80,000	87,371
3% 5/15/25	220,000	242,967
3.15% 1/1/50	80,000	90,631
Southern Co. 3.25% 7/1/26	765,000	858,395
Tampa Electric Co. 4.45% 6/15/49	140,000	181,747
Virginia Electric & Power Co.:
3.8% 4/1/28	90,000	106,167
3.8% 9/15/47	180,000	219,865
4.6% 12/1/48	208,000	286,742
Xcel Energy, Inc.:
3.35% 12/1/26	316,000	358,724
3.4% 6/1/30	73,000	84,040
		9,135,970
Gas Utilities - 0.0%
Dominion Gas Holdings LLC:
2.5% 11/15/24	80,000	85,606
3.9% 11/15/49	90,000	103,360
		188,966
Multi-Utilities - 0.6%
Ameren Corp. 3.5% 1/15/31	250,000	286,559
Berkshire Hathaway Energy Co. 3.25% 4/15/28	250,000	283,907
CenterPoint Energy, Inc. 2.5% 9/1/22	29,000	30,037
Consolidated Edison Co. of New York, Inc.:
4.5% 5/15/58	120,000	154,323
4.65% 12/1/48	80,000	104,381
Dominion Energy, Inc. 3.375% 4/1/30	340,000	386,099
DTE Energy Co. 3.8% 3/15/27	90,000	101,279
NiSource, Inc.:
0.95% 8/15/25	370,000	370,927
1.7% 2/15/31	370,000	365,116
3.49% 5/15/27	442,000	499,082
Public Service Enterprise Group, Inc. 2.65% 11/15/22	80,000	83,630
Puget Energy, Inc. 4.1% 6/15/30 (a)	253,000	278,948
Sempra Energy:
3.4% 2/1/28	50,000	55,765
3.8% 2/1/38	270,000	306,562
4% 2/1/48	136,000	157,553
		3,464,168

TOTAL UTILITIES		12,789,104

TOTAL NONCONVERTIBLE BONDS
(Cost $150,769,507)		162,858,822

U.S. Government and Government Agency Obligations - 41.8%
U.S. Government Agency Obligations - 1.3%
Fannie Mae:
0.375% 8/25/25	$238,000	$237,245
0.5% 6/17/25	650,000	651,628
0.625% 4/22/25	90,000	90,783
0.875% 8/5/30	108,000	106,457
1.75% 7/2/24	930,000	981,080
2% 10/5/22	190,000	197,212
2.375% 1/19/23	655,000	688,952
2.875% 9/12/23	150,000	161,980
Federal Home Loan Bank:
0.5% 4/14/25	390,000	392,043
1.5% 8/15/24	125,000	131,068
2% 9/9/22	200,000	207,501
2.5% 2/13/24	230,000	247,802
2.625% 10/1/20	1,100,000	1,102,251
3.25% 11/16/28	30,000	35,780
Freddie Mac:
0.25% 8/24/23	450,000	449,913
0.375% 7/21/25	480,000	478,713
1.5% 2/12/25	630,000	661,195
2.75% 6/19/23	50,000	53,476
Tennessee Valley Authority:
0.75% 5/15/25	560,000	568,594
2.875% 2/1/27	145,000	163,355
4.25% 9/15/65	50,000	72,413

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		7,679,441

U.S. Treasury Obligations - 40.5%
U.S. Treasury Bonds:
1.125% 5/15/40	7,409,000	7,273,554
1.25% 5/15/50	5,745,000	5,418,253
2% 2/15/50	1,963,000	2,209,295
2.25% 8/15/46	148,000	173,501
2.25% 8/15/49	1,303,000	1,541,408
2.375% 11/15/49	94,000	114,195
2.5% 2/15/45	763,000	932,320
2.5% 2/15/46	329,000	403,154
2.5% 5/15/46	122,000	149,641
2.75% 11/15/42	1,059,000	1,346,378
2.75% 8/15/47	177,000	228,316
2.75% 11/15/47	157,000	202,806
2.875% 5/15/43	1,420,000	1,840,786
2.875% 8/15/45	1,376,000	1,795,089
2.875% 11/15/46	359,000	471,482
2.875% 5/15/49	361,000	481,587
3% 5/15/42	238,000	314,299
3% 11/15/44	1,614,000	2,141,450
3% 5/15/45	3,707,000	4,931,324
3% 11/15/45	826,000	1,101,903
3% 2/15/47	314,000	421,778
3% 5/15/47	197,000	264,980
3% 2/15/48	121,000	163,454
3% 8/15/48	188,000	254,880
3% 2/15/49	264,000	359,112
3.125% 11/15/41	229,000	307,441
3.125% 2/15/42	264,000	355,193
3.125% 8/15/44	1,405,000	1,899,110
3.125% 5/15/48	48,000	66,353
3.375% 5/15/44	856,000	1,200,105
3.375% 11/15/48	68,000	98,409
3.625% 8/15/43	86,000	124,589
3.625% 2/15/44	1,464,000	2,124,916
3.75% 8/15/41	225,000	328,377
3.75% 11/15/43	4,124,000	6,084,511
3.875% 8/15/40	126,000	185,604
4.375% 2/15/38	81,000	124,145
4.375% 11/15/39	5,000	7,768
4.375% 5/15/41	1,552,000	2,442,218
4.5% 2/15/36	223,000	336,495
4.5% 5/15/38	69,000	107,346
5% 5/15/37	391,000	631,618
U.S. Treasury Notes:
0.125% 4/30/22	8,194,000	8,191,759
0.125% 5/31/22	5,286,000	5,284,142
0.125% 6/30/22	3,530,000	3,528,897
0.125% 7/31/22	6,477,000	6,474,723
0.125% 5/15/23	6,317,000	6,313,052
0.125% 7/15/23	2,227,000	2,225,608
0.25% 4/15/23	2,109,000	2,114,684
0.25% 6/15/23	2,007,000	2,012,801
0.25% 5/31/25	2,108,000	2,107,506
0.25% 6/30/25	1,324,000	1,323,276
0.25% 7/31/25	2,494,000	2,491,857
0.375% 3/31/22	7,717,000	7,744,733
0.375% 4/30/25	4,653,000	4,678,628
0.375% 7/31/27	3,005,000	2,981,993
0.5% 3/15/23	1,955,000	1,972,794
0.5% 3/31/25	6,279,000	6,351,356
0.5% 4/30/27	3,743,000	3,751,773
0.5% 5/31/27	4,423,000	4,430,948
0.5% 6/30/27	1,506,000	1,508,118
0.625% 3/31/27	884,000	893,634
0.625% 5/15/30	6,719,000	6,672,807
0.625% 8/15/30	3,941,000	3,908,364
1.125% 7/31/21	30,000	30,261
1.125% 9/30/21	549,000	554,662
1.125% 2/28/22	1,745,000	1,770,425
1.125% 2/28/25	748,000	777,628
1.25% 8/31/24	3,036,000	3,160,998
1.375% 9/15/20	57,000	57,027
1.375% 9/30/20	1,000	1,001
1.375% 1/31/22	3,482,000	3,542,119
1.375% 10/15/22	217,000	222,662
1.375% 1/31/25	975,000	1,023,636
1.375% 8/31/26	366,000	387,288
1.5% 8/31/21	411,000	416,426
1.5% 10/31/21	781,000	793,234
1.5% 11/30/21	688,000	699,449
1.5% 8/15/22	739,000	758,630
1.5% 9/30/24	3,446,000	3,625,434
1.5% 10/31/24	1,768,000	1,861,442
1.5% 11/30/24	2,663,000	2,806,240
1.5% 8/15/26	283,000	301,439
1.5% 1/31/27	842,000	898,671
1.5% 2/15/30	5,644,000	6,072,591
1.625% 6/30/21	210,000	212,543
1.625% 12/31/21	3,225,000	3,288,114
1.625% 11/15/22	576,000	594,810
1.625% 2/15/26	702,000	750,866
1.625% 9/30/26	1,345,000	1,443,879
1.625% 11/30/26	454,000	487,731
1.625% 8/15/29	1,164,000	1,263,849
1.75% 11/15/20	10,000	10,033
1.75% 7/31/21	61,000	61,867
1.75% 5/31/22	130,000	133,641
1.75% 6/30/22	728,000	749,328
1.75% 6/30/24	1,417,000	1,500,470
1.75% 7/31/24	1,867,000	1,979,020
1.75% 12/31/24	3,742,000	3,986,107
1.75% 12/31/26	415,000	449,319
1.75% 11/15/29	407,000	447,000
1.875% 2/28/22	1,430,000	1,466,979
1.875% 3/31/22	1,271,000	1,305,605
1.875% 7/31/22	151,000	155,996
1.875% 8/31/24	501,000	534,093
1.875% 7/31/26	800,000	869,906
2% 11/30/22	552,000	575,029
2% 5/31/24	5,025,000	5,362,028
2% 6/30/24	210,000	224,372
2% 11/15/26	562,000	616,510
2.125% 5/15/22	1,341,000	1,386,102
2.125% 12/31/22	92,000	96,241
2.125% 2/29/24	551,000	588,214
2.125% 3/31/24	612,000	654,266
2.125% 7/31/24	150,000	161,227
2.125% 11/30/24	320,000	345,638
2.25% 3/31/21	92,000	93,100
2.25% 4/30/21	43,000	43,596
2.25% 4/15/22	396,000	409,473
2.25% 12/31/23	50,000	53,439
2.25% 4/30/24	1,173,000	1,260,975
2.25% 12/31/24	30,000	32,598
2.25% 2/15/27	817,000	911,178
2.25% 8/15/27	1,371,000	1,536,591
2.25% 11/15/27	255,000	286,496
2.375% 3/15/22	3,228,000	3,338,332
2.375% 1/31/23	86,000	90,636
2.375% 2/29/24	2,090,000	2,249,363
2.375% 5/15/27	1,576,000	1,774,970
2.375% 5/15/29	473,000	543,137
2.5% 12/31/20	1,000	1,008
2.5% 2/28/21	1,000	1,012
2.5% 1/15/22	406,000	419,052
2.5% 2/15/22	1,815,000	1,877,107
2.5% 3/31/23	693,000	735,067
2.5% 1/31/24	2,144,000	2,313,175
2.5% 1/31/25	37,000	40,671
2.5% 2/28/26	273,000	305,237
2.625% 12/15/21	2,737,000	2,824,242
2.625% 2/28/23	1,495,000	1,587,562
2.625% 6/30/23	2,011,000	2,151,456
2.625% 12/31/23	75,000	81,091
2.625% 12/31/25	118,000	132,386
2.625% 1/31/26	420,000	471,844
2.625% 2/15/29	1,038,000	1,210,284
2.75% 4/30/23	21,000	22,452
2.75% 5/31/23	1,025,000	1,098,071
2.75% 7/31/23	1,141,000	1,227,154
2.75% 8/31/23	738,000	795,166
2.75% 2/28/25	280,000	311,347
2.75% 6/30/25	237,000	265,255
2.75% 8/31/25	304,000	341,264
2.75% 2/15/28	629,000	731,213
2.875% 10/31/20	1,000	1,004
2.875% 11/15/21	1,335,000	1,378,805
2.875% 10/31/23	698,000	757,603
2.875% 11/30/23	1,156,000	1,257,060
2.875% 4/30/25	81,000	90,847
2.875% 7/31/25	258,000	290,774
2.875% 11/30/25	288,000	326,509
2.875% 5/15/28	231,000	271,515
2.875% 8/15/28	465,000	548,373
3% 10/31/25	535,000	608,980
3.125% 11/15/28	331,000	398,209

TOTAL U.S. TREASURY OBLIGATIONS		236,881,321

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $232,403,849)		244,560,762

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 9.9%
2.5% 5/1/23 to 8/1/50	9,694,781	10,205,286
3% 12/1/26 to 7/1/50	17,820,077	18,918,296
3.5% 12/1/25 to 2/1/50	11,497,187	12,241,515
4% 12/1/26 to 9/1/49	9,572,589	10,283,461
4.5% 2/1/47 to 7/1/49	3,517,025	3,809,517
5% 4/1/25 to 12/1/49	1,157,832	1,279,981
5.5% 9/1/40 to 6/1/49	889,707	1,003,981

TOTAL FANNIE MAE		57,742,037

Freddie Mac - 6.4%
2.5% 6/1/31 to 8/1/50	8,449,989	8,889,427
3% 2/1/29 to 4/1/50	4,619,738	4,904,545
3.5% 4/1/33 to 3/1/50	12,387,936	13,082,418
4% 5/1/39 to 10/1/49	6,112,530	6,540,938
4% 4/1/48	9,859	10,526
4.5% 8/1/48 to 5/1/49	2,638,580	2,847,054
5% 8/1/48 to 5/1/50	689,617	756,982
5.5% 6/1/49	432,503	480,512

TOTAL FREDDIE MAC		37,512,402

Ginnie Mae - 6.7%
2.5% 3/20/47 to 8/20/50	2,905,290	3,065,526
2.5% 9/1/50 (d)	900,000	948,475
3% 7/20/42 to 8/20/50	11,326,480	11,965,349
3% 9/1/50 (d)	50,000	52,661
3% 9/1/50 (d)	100,000	105,321
3% 9/1/50 (d)	75,000	78,991
3% 9/1/50 (d)	800,000	842,570
3.5% 2/20/46 to 12/20/49	8,334,504	8,878,095
3.5% 9/1/50 (d)	800,000	841,753
3.5% 9/1/50 (d)	2,000,000	2,104,383
3.5% 9/1/50 (d)	400,000	420,877
4% 12/20/45 to 12/20/49	5,140,511	5,498,157
4% 9/1/50 (d)	200,000	213,033
4% 9/1/50 (d)	300,000	319,550
4.5% 6/20/45 to 12/20/49	2,416,244	2,613,842
4.5% 9/1/50 (d)	300,000	321,833
5% 11/20/45 to 5/20/49	796,040	874,507
5.5% 12/20/44 to 12/20/48	206,431	233,864

TOTAL GINNIE MAE		39,378,787

Uniform Mortgage Backed Securities - 3.5%
2.5% 9/1/35 (d)	750,000	786,797
2.5% 9/1/35 (d)	1,200,000	1,258,875
2.5% 9/1/50 (d)	1,950,000	2,052,603
2.5% 9/1/50 (d)	2,450,000	2,578,912
3% 9/1/35 (d)	200,000	210,000
3% 9/1/50 (d)	2,850,000	3,005,746
3% 9/1/50 (d)	2,100,000	2,214,760
3% 9/1/50 (d)	1,200,000	1,265,577
3% 9/1/50 (d)	2,150,000	2,267,492
3% 9/1/50 (d)	1,100,000	1,160,112
3.5% 9/1/50 (d)	1,300,000	1,371,145
4% 9/1/50 (d)	1,100,000	1,172,360
4.5% 9/1/50 (d)	900,000	971,965

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		20,316,344

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $150,821,064)		154,949,570

Asset-Backed Securities - 0.1%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$87,117	$88,916
Citibank Credit Card Issuance Trust Series 2018-A6 Class A6, 3.21% 12/7/24	200,000	212,800
Discover Card Master Trust Series 2018-A1 Class A1, 3.03% 8/15/25	100,000	106,175
Ford Credit Floorplan Master Owner Trust:
Series 2018-2 Class A, 3.17% 3/15/25	50,000	52,562
Series 2018-4 Class A, 4.06% 11/15/30	60,000	67,656
TOTAL ASSET-BACKED SECURITIES
(Cost $497,045)		528,109

Commercial Mortgage Securities - 1.4%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	280,000	305,159
Series 2020-BN25 Class A5, 2.649% 1/15/63	240,000	261,888
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	235,000	263,350
Series 2019-B9 Class A5, 4.0156% 3/15/52	160,000	189,053
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	500,000	541,254
Series 2016-C1 Class A4, 3.209% 5/10/49	480,000	527,313
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	44,568	48,271
Series 2014-LC15 Class A4, 4.006% 4/10/47	50,000	54,323
Series 2013-CR6 Class A4, 3.101% 3/10/46	200,000	207,089
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	200,000	216,341
Class A5, 3.0161% 9/15/52	200,000	220,447
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 1/25/30	760,000	836,488
Series K057 Class A2, 2.57% 7/25/26	330,000	361,427
Series 2017-K727 Class A2, 2.946% 7/25/24	60,000	64,741
Series K-1510 Class A2, 3.718% 1/25/31	165,000	198,109
Series K064 Class A2, 3.224% 3/25/27	250,000	285,820
Series K068 Class A2, 3.244% 8/25/27	570,000	655,086
Series K094 Class A2, 2.903% 6/25/29	430,000	491,904
Series K730 Class A2, 3.59% 1/25/25	50,000	55,649
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	340,000	364,524
Series 2020-GC45 Class A5, 2.9106% 2/13/53	300,000	333,013
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	50,000	54,571
Series 2014-C24 Class A5, 3.6385% 11/15/47	400,000	436,775
Morgan Stanley BAML Trust sequential payer Series 2013-C11 Class A4, 4.2977% 8/15/46 (b)	160,000	171,753
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	150,000	162,985
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	220,375
Series 2020-C55 Class A5, 2.725% 2/15/53	135,000	147,474
Series 2018-C48 Class A5, 4.302% 1/15/52	240,000	286,653
WF-RBS Commercial Mortgage Trust sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	370,000	387,567
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $7,637,990)		8,349,402

Municipal Securities - 0.4%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	170,000	283,256
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$55,000	$99,869
Series 2010 S1, 7.043% 4/1/50	55,000	99,533
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	160,000	282,784
Series 2010, 7.6% 11/1/40	100,000	182,683
Series 2018, 3.5% 4/1/28	175,000	203,266
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	20,000	20,974
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	140,000	185,888
Massachusetts Gen. Oblig. Series 2009 E, 5.456% 12/1/39	145,000	207,307
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	140,000	236,116
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	30,000	30,325
4.131% 6/15/42	30,000	30,212
New York Metropolitan Trans. Auth. Rev. Series 2010 E, 6.814% 11/15/40	130,000	166,847
Port Auth. of New York & New Jersey Series 180, 4.96% 8/1/46	70,000	94,494
Texas Gen. Oblig. Series 2015 C, 3.738% 10/1/31	190,000	213,235
TOTAL MUNICIPAL SECURITIES
(Cost $2,034,935)		2,336,789

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
2.95% 1/23/24	$120,000	$129,895
3.3% 3/15/28	225,000	261,311
Canadian Government 2% 11/15/22	155,000	161,185
Chilean Republic 3.24% 2/6/28	200,000	223,375
Colombian Republic:
3.875% 4/25/27	200,000	218,000
4.5% 3/15/29	200,000	225,250
8.125% 5/21/24	275,000	334,263
Hungarian Republic:
5.375% 3/25/24	140,000	160,869
7.625% 3/29/41	60,000	106,255
Indonesian Republic:
2.85% 2/14/30	200,000	210,188
4.45% 2/11/24	200,000	220,688
Italian Republic 2.375% 10/17/24	400,000	413,686
Manitoba Province 2.6% 4/16/24	870,000	935,903
Ontario Province:
2.3% 6/15/26	70,000	75,895
2.4% 2/8/22	100,000	102,953
2.5% 4/27/26	300,000	329,130
3.05% 1/29/24	100,000	108,727
Panamanian Republic:
4.5% 4/16/50	200,000	257,000
6.7% 1/26/36	70,000	103,841
Peruvian Republic 6.55% 3/14/37	150,000	233,063
Philippine Republic:
3% 2/1/28	200,000	217,732
9.5% 2/2/30	70,000	115,019
Polish Government 5% 3/23/22	130,000	139,121
Province of Quebec:
2.5% 4/9/24	130,000	139,529
2.75% 4/12/27	320,000	358,045
United Mexican States:
3.625% 3/15/22	150,000	157,313
3.75% 1/11/28	400,000	432,750
4.15% 3/28/27	200,000	222,800
4.5% 4/22/29	400,000	449,125
5.55% 1/21/45	50,000	62,141
Uruguay Republic 4.975% 4/20/55	110,000	150,872
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,578,541)		7,255,924

Supranational Obligations - 0.9%
African Development Bank 3% 9/20/23	80,000	86,603
Asian Development Bank:
0.375% 9/3/25	700,000	697,905
1.5% 10/18/24	200,000	209,638
1.75% 9/13/22	83,000	85,545
2.5% 11/2/27	20,000	22,512
2.625% 1/30/24	430,000	464,055
European Investment Bank:
0.875% 5/17/30	80,000	80,244
2% 12/15/22	118,000	122,809
2.25% 8/15/22	685,000	712,197
2.25% 6/24/24	210,000	225,591
3.125% 12/14/23	110,000	120,282
Inter-American Development Bank:
0.625% 7/15/25	140,000	141,432
4.375% 1/24/44	190,000	288,235
International Bank for Reconstruction & Development:
0.375% 7/28/25	350,000	349,632
0.75% 8/26/30	170,000	167,840
0.875% 5/14/30	134,000	134,124
1.5% 8/28/24	90,000	94,177
1.625% 1/15/25	110,000	115,917
1.875% 10/27/26	320,000	346,576
2.5% 3/19/24	300,000	322,833
2.75% 7/23/21	120,000	122,679
International Finance Corp.:
0.75% 8/27/30	100,000	98,793
2.25% 1/25/21	50,000	50,401
2.875% 7/31/23	39,000	41,952
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $4,831,660)		5,101,972

Bank Notes - 0.4%
Bank of Nova Scotia 2.45% 9/19/22	374,000	390,556
Discover Bank:
2.7% 2/6/30	$500,000	$520,971
3.35% 2/6/23	250,000	265,069
RBS Citizens NA:
2.25% 4/28/25	250,000	266,725
3.75% 2/18/26	250,000	287,353
Wells Fargo Bank NA 3.55% 8/14/23	750,000	814,601
TOTAL BANK NOTES
(Cost $2,410,150)		2,545,275
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.12% (e)
(Cost $21,850,947)	21,846,789	21,851,159
TOTAL INVESTMENT IN SECURITIES - 104.3%
(Cost $579,835,688)		610,337,784
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(25,372,610)
NET ASSETS - 100%		$584,965,174

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,237,843 or 0.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,426
Total	$49,426

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$162,858,822	$--	$162,858,822	$--
U.S. Government and Government Agency Obligations	244,560,762	--	244,560,762	--
U.S. Government Agency - Mortgage Securities	154,949,570	--	154,949,570	--
Asset-Backed Securities	528,109	--	528,109	--
Commercial Mortgage Securities	8,349,402	--	8,349,402	--
Municipal Securities	2,336,789	--	2,336,789	--
Foreign Government and Government Agency Obligations	7,255,924	--	7,255,924	--
Supranational Obligations	5,101,972	--	5,101,972	--
Bank Notes	2,545,275	--	2,545,275	--
Money Market Funds	21,851,159	21,851,159	--	--
Total Investments in Securities:	$610,337,784	$21,851,159	$588,486,625	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $557,984,741)	$588,486,625
Fidelity Central Funds (cost $21,850,947)	21,851,159
Total Investment in Securities (cost $579,835,688)		$610,337,784
Receivable for investments sold		3,372,789
Receivable for fund shares sold		1,697,844
Interest receivable		2,544,015
Distributions receivable from Fidelity Central Funds		2,330
Total assets		617,954,762
Liabilities
Payable for investments purchased
Regular delivery	$6,004,648
Delayed delivery	26,740,626
Payable for fund shares redeemed	241,988
Distributions payable	2,326
Total liabilities		32,989,588
Net Assets		$584,965,174
Net Assets consist of:
Paid in capital		$548,835,143
Total accumulated earnings (loss)		36,130,031
Net Assets		$584,965,174
Net Asset Value, offering price and redemption price per share ($584,965,174 ÷ 53,314,296 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$10,440,737
Income from Fidelity Central Funds		49,426
Total income		10,490,163
Expenses
Independent trustees' fees and expenses	$1,342
Commitment fees	976
Total expenses		2,318
Net investment income (loss)		10,487,845
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,892,516
Fidelity Central Funds	(1,540)
Total net realized gain (loss)		5,890,976
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,977,374
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		10,977,375
Net gain (loss)		16,868,351
Net increase (decrease) in net assets resulting from operations		$27,356,196

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,487,845	$8,516,114
Net realized gain (loss)	5,890,976	563,834
Change in net unrealized appreciation (depreciation)	10,977,375	20,936,386
Net increase (decrease) in net assets resulting from operations	27,356,196	30,016,334
Distributions to shareholders	(11,049,614)	(7,894,036)
Share transactions
Proceeds from sales of shares	412,519,365	189,795,837
Reinvestment of distributions	8,748,713	513,222
Cost of shares redeemed	(207,400,564)	(87,409,397)
Net increase (decrease) in net assets resulting from share transactions	213,867,514	102,899,662
Total increase (decrease) in net assets	230,174,096	125,021,960
Net Assets
Beginning of period	354,791,078	229,769,118
End of period	$584,965,174	$354,791,078
Other Information
Shares
Sold	38,428,587	18,946,491
Issued in reinvestment of distributions	814,436	51,103
Redeemed	(19,483,132)	(8,755,986)
Net increase (decrease)	19,759,891	10,241,608

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex U.S. Bond Index Fund

Years ended August 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.57	$9.86	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.256	.306	.275	.110
Net realized and unrealized gain (loss)	.420	.688	(.390)	.288
Total from investment operations	.676	.994	(.115)	.398
Distributions from net investment income	(.256)	(.284)	(.258)	(.108)
Distributions from net realized gain	(.020)	–	(.057)	–
Total distributions	(.276)	(.284)	(.315)	(.108)
Net asset value, end of period	$10.97	$10.57	$9.86	$10.29
Total ReturnC	6.50%	10.28%	(1.12)%	3.99%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	2.40%	3.06%	2.82%	2.24%G
Supplemental Data
Net assets, end of period (000 omitted)	$584,965	$354,791	$229,769	$66,429
Portfolio turnover rateH	79%	85%	102%	129%I

 A For the period March 9, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Flex U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, $if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,124,831
Gross unrealized depreciation	(892,163)
Net unrealized appreciation (depreciation)	$31,232,668
Tax Cost	$579,105,116

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,530,320
Undistributed long-term capital gain	$3,367,043
Net unrealized appreciation (depreciation) on securities and other investments	$31,232,668

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$10,905,355	$ 7,894,036
Long-term Capital Gains	144,259	–
Total	$11,049,614	$ 7,894,036

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex U.S. Bond Index Fund	204,085,050	115,430,261

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex U.S. Bond Index Fund	$976

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex U.S. Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2020 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the three years in the period ended August 31, 2020 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Flex U.S. Bond Index Fund	- %-C
Actual		$1,000.00	$1,031.40	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex U.S. Bond Index Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2020, a distribution of $0.087 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $3,474,984, or, if subsequently determined to be different, the net capital gain of such year.

A total of 30.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,376,504 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

ZUB-ANN-1020
1.9881611.103

Fidelity Flex® Funds

Fidelity Flex® Short-Term Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Short-Term Bond Fund	4.24%	3.13%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Short-Term Bond Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,135	Fidelity Flex® Short-Term Bond Fund
$10,972	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year ending August 31, 2020, the fund advanced 4.24%, topping, net of fees, the 3.66% gain of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. Sector allocations aided the fund’s relative result, including our decision to overweight corporate bonds while underweighting U.S. Treasury securities. Among corporates, overweighting the bonds of financial institutions and positioning among consumer-related companies helped on a relative basis, as did picks among the bonds of energy firms. Non-benchmark stakes in commercial mortgage-backed securities, mortgage-backed securities, and asset-backed securities also made a relative contribution. Conversely, a small stake in firms tied to aviation, which faced pressure as flight volumes ebbed due to the spread of COVID-19, stood out to the downside. Picks among certain banks also detracted. In addition, our positioning along the yield curve slightly held back the fund’s relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	41.9%
AAA	13.2%
AA	2.6%
A	25.5%
BBB	14.1%
BB and Below	2.0%
Short-Term Investments and Net Other Assets	0.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	44.1%
U.S. Government and U.S. Government Agency Obligations	41.9%
Asset-Backed Securities	9.9%
CMOs and Other Mortgage Related Securities	2.6%
Municipal Bonds	0.2%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 5.6%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 44.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.:
2.946% 3/15/22	$8,000	$8,314
5.15% 9/15/23	8,000	9,088
		17,402
Media - 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	25,000	26,640
Comcast Corp.:
3.1% 4/1/25	2,000	2,217
3.125% 7/15/22	25,000	26,271
Time Warner Cable, Inc. 4.125% 2/15/21	20,000	20,143
		75,271
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.9064% 3/22/22 (a)(b)	15,000	15,100
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (c)	10,000	11,048
		26,148

TOTAL COMMUNICATION SERVICES		118,821

CONSUMER DISCRETIONARY - 1.8%
Automobiles - 0.7%
BMW U.S. Capital LLC 3.45% 4/12/23 (c)	25,000	26,708
General Motors Financial Co., Inc.:
4.2% 11/6/21	9,000	9,307
5.2% 3/20/23	7,000	7,636
		43,651
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,000	9,112
Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp. 1.3% 5/7/22	3,000	3,047
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	7,000	7,037
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 0.8% 6/3/25	8,000	8,105
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	6,000	6,197
Multiline Retail - 0.0%
Target Corp. 2.25% 4/15/25	2,000	2,144
Specialty Retail - 0.1%
TJX Companies, Inc. 3.5% 4/15/25	8,000	8,929
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. 2.4% 3/27/25	2,000	2,155
VF Corp. 2.05% 4/23/22	30,000	30,760
		32,915

TOTAL CONSUMER DISCRETIONARY		121,137

CONSUMER STAPLES - 2.8%
Beverages - 0.6%
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 0.9801% 11/15/21 (a)(b)	15,000	15,001
Molson Coors Beverage Co. 3.5% 5/1/22	9,000	9,409
PepsiCo, Inc. 2.25% 3/19/25	10,000	10,739
The Coca-Cola Co. 2.95% 3/25/25	8,000	8,850
		43,999
Food Products - 0.8%
Conagra Brands, Inc. 3.8% 10/22/21	10,000	10,373
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (a)(b)	10,000	10,026
Mondelez International, Inc.:
0.625% 7/1/22	25,000	25,114
2.125% 4/13/23	7,000	7,278
		52,791
Tobacco - 1.4%
Altria Group, Inc.:
2.85% 8/9/22	10,000	10,439
3.49% 2/14/22	5,000	5,215
BAT Capital Corp. 3.222% 8/15/24	25,000	26,961
Philip Morris International, Inc.:
1.125% 5/1/23	11,000	11,198
2.625% 2/18/22	29,000	29,882
2.875% 5/1/24	10,000	10,789
		94,484

TOTAL CONSUMER STAPLES		191,274

ENERGY - 4.4%
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd. 2.05% 7/15/25	8,000	8,198
Cenovus Energy, Inc. 3% 8/15/22	10,000	10,161
Chevron Corp. 1.141% 5/11/23	11,000	11,230
Chevron U.S.A., Inc.:
0.333% 8/12/22	25,000	25,039
0.426% 8/11/23	8,000	8,022
Energy Transfer Partners LP:
3.6% 2/1/23	7,000	7,272
4.2% 9/15/23	4,000	4,243
Kinder Morgan Energy Partners LP 3.5% 9/1/23	7,000	7,512
Marathon Petroleum Corp. 4.5% 5/1/23	10,000	10,884
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (a)(b)	2,000	2,000
1.75% 3/1/26	19,000	18,994
4.5% 7/15/23	2,000	2,165
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (a)(b)	6,000	5,867
2.7% 8/15/22	2,000	1,966
2.9% 8/15/24	5,000	4,600
3.125% 2/15/22	3,000	2,955
Phillips 66 Co. 3.7% 4/6/23	31,000	33,368
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,000	9,251
Schlumberger Investment SA 3.3% 9/14/21 (c)	25,000	25,489
Shell International Finance BV:
2.375% 4/6/25	7,000	7,519
3.5% 11/13/23	3,000	3,278
Suncor Energy, Inc. 3.6% 12/1/24	18,000	19,842
Valero Energy Corp. 2.7% 4/15/23	2,000	2,091
Western Gas Partners LP:
3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (a)(b)	5,000	4,750
4.1% 2/1/25	8,000	7,981
5.375% 6/1/21	19,000	19,190
Williams Partners LP 3.6% 3/15/22	28,000	29,077
		292,944
FINANCIALS - 22.9%
Banks - 12.5%
Bank of America Corp.:
2.328% 10/1/21 (a)	30,000	30,047
3.004% 12/20/23 (a)	100,000	105,388
Bank of Montreal:
1.85% 5/1/25	25,000	26,249
1.9% 8/27/21	25,000	25,458
Bank of Nova Scotia 2% 11/15/22	25,000	25,881
BNP Paribas SA 3.25% 3/3/23	25,000	26,791
Canadian Imperial Bank of Commerce 0.95% 6/23/23	20,000	20,242
Citigroup, Inc.:
2.312% 11/4/22 (a)	25,000	25,504
2.7% 3/30/21	28,000	28,391
2.75% 4/25/22	25,000	25,901
3.106% 4/8/26 (a)	25,000	27,124
3.142% 1/24/23 (a)	25,000	25,868
HSBC Holdings PLC 4% 3/30/22	25,000	26,349
JPMorgan Chase & Co.:
1.514% 6/1/24 (a)	35,000	35,793
3.207% 4/1/23 (a)	100,000	104,288
3.514% 6/18/22 (a)	12,000	12,298
Mitsubishi UFJ Financial Group, Inc. 3.535% 7/26/21	50,000	51,402
Regions Financial Corp. 2.75% 8/14/22	10,000	10,414
Royal Bank of Canada:
1.6% 4/17/23	25,000	25,822
2.55% 7/16/24	15,000	16,125
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	10,000	10,757
4.45% 12/3/21	10,000	10,416
The Toronto-Dominion Bank U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.5682% 1/27/23 (a)(b)	25,000	25,055
Wells Fargo & Co.:
1.654% 6/2/24 (a)	10,000	10,224
2.1% 7/26/21	25,000	25,389
2.164% 2/11/26 (a)	25,000	26,074
4.6% 4/1/21	50,000	51,248
		834,498
Capital Markets - 4.2%
Bank of New York Mellon Corp.:
1.6% 4/24/25	8,000	8,344
2.95% 1/29/23	20,000	21,193
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (a)	75,000	76,956
2.905% 7/24/23 (a)	10,000	10,420
Intercontinental Exchange, Inc. 0.7% 6/15/23	13,000	13,082
Moody's Corp. 2.75% 12/15/21	25,000	25,728
Morgan Stanley:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.7889% 1/20/23 (a)(b)	50,000	50,097
2.5% 4/21/21	7,000	7,098
2.625% 11/17/21	25,000	25,674
4% 7/23/25	25,000	28,607
State Street Corp. 2.825% 3/30/23 (a)(c)	2,000	2,073
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.681% 11/1/21 (a)(b)	10,000	10,035
		279,307
Consumer Finance - 4.0%
Ally Financial, Inc. 5.125% 9/30/24	10,000	11,191
American Express Co.:
2.65% 12/2/22	30,000	31,489
2.75% 5/20/22	10,000	10,380
3% 2/22/21	25,000	25,260
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.950% 1.3% 6/1/21 (a)(b)(c)	10,000	9,743
Capital One Financial Corp. 2.6% 5/11/23	8,000	8,389
John Deere Capital Corp.:
0.7% 7/5/23	7,000	7,068
3.125% 9/10/21	50,000	51,473
Synchrony Financial:
2.85% 7/25/22	27,000	27,798
4.25% 8/15/24	21,000	22,547
4.375% 3/19/24	14,000	15,107
Toyota Motor Credit Corp.:
0.5% 8/14/23	8,000	8,010
1.15% 5/26/22	25,000	25,394
2.9% 3/30/23	14,000	14,888
		268,737
Diversified Financial Services - 0.9%
AIG Global Funding:
0.8% 7/7/23 (c)	5,000	5,038
2.3% 7/1/22 (c)	5,000	5,154
3.35% 6/25/21 (c)	10,000	10,251
BP Capital Markets America, Inc.:
2.937% 4/6/23	4,000	4,244
4.742% 3/11/21	16,000	16,379
Brixmor Operating Partnership LP 3.875% 8/15/22	13,000	13,502
Equitable Holdings, Inc. 3.9% 4/20/23	2,000	2,155
		56,723
Insurance - 1.3%
Aon Corp. 2.2% 11/15/22	28,000	29,010
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (c)	7,000	6,995
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	7,000	7,221
3.5% 12/29/20	7,000	7,073
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.5529% 1/10/23 (a)(b)(c)	21,000	20,976
1.1% 5/5/23 (c)	7,000	7,134
Pacific Life Global Funding II 1.2% 6/24/25 (c)	10,000	10,156
		88,565

TOTAL FINANCIALS		1,527,830

HEALTH CARE - 3.4%
Biotechnology - 0.4%
AbbVie, Inc. 2.3% 11/21/22 (c)	20,000	20,784
Upjohn, Inc. 1.125% 6/22/22 (c)	3,000	3,027
		23,811
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (a)(b)	9,000	9,004
Boston Scientific Corp. 3.45% 3/1/24	5,000	5,435
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 1.0663% 3/19/21 (a)(b)	8,000	8,002
		22,441
Health Care Providers & Services - 1.4%
Anthem, Inc. 3.125% 5/15/22	10,000	10,452
Cigna Corp.:
3 month U.S. LIBOR + 0.650% 0.949% 9/17/21 (a)(b)	10,000	10,002
3.05% 11/30/22	10,000	10,529
3.4% 9/17/21	10,000	10,312
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (a)(b)	10,000	10,033
3.35% 3/9/21	31,000	31,487
Express Scripts Holding Co. 2.6% 11/30/20	2,000	2,011
Humana, Inc. 2.5% 12/15/20	10,000	10,058
		94,884
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co.:
2.55% 5/14/21	20,000	20,317
2.6% 5/16/22	30,000	31,183
3.25% 2/20/23	20,000	21,369
Mylan NV 3.125% 1/15/23 (c)	12,000	12,668
		85,537

TOTAL HEALTH CARE		226,673

INDUSTRIALS - 2.3%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. 2.08% 10/15/20	10,000	10,022
The Boeing Co. 4.875% 5/1/25	10,000	10,878
		20,900
Airlines - 0.3%
Delta Air Lines, Inc.:
2.9% 10/28/24	15,000	13,774
3.4% 4/19/21	9,000	9,021
		22,795
Industrial Conglomerates - 0.3%
Honeywell International, Inc. 0.483% 8/19/22	17,000	17,038
Roper Technologies, Inc. 0.45% 8/15/22 (d)	2,000	2,001
		19,039
Machinery - 0.7%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.4569% 11/12/21 (a)(b)	10,000	10,010
3 month U.S. LIBOR + 0.220% 0.4965% 1/6/22 (a)(b)	8,000	8,012
2.65% 5/17/21	16,000	16,260
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.7538% 4/5/23 (a)(b)(c)	9,000	8,994
		43,276
Road & Rail - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (c)	2,000	1,936
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
2.5% 3/1/21	6,000	6,034
3.5% 1/15/22	10,000	10,221
International Lease Finance Corp. 5.875% 8/15/22	25,000	27,083
		43,338

TOTAL INDUSTRIALS		151,284

INFORMATION TECHNOLOGY - 1.6%
Electronic Equipment & Components - 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (c)	28,000	30,921
IT Services - 0.2%
PayPal Holdings, Inc. 1.35% 6/1/23	6,000	6,139
The Western Union Co. 2.85% 1/10/25	3,000	3,169
		9,308
Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc. 2.497% 4/24/23	28,000	29,238
Software - 0.3%
Microsoft Corp. 2.4% 8/8/26	20,000	21,853
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	13,000	13,151

TOTAL INFORMATION TECHNOLOGY		104,471

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (c)	6,000	6,366
The Mosaic Co. 3.25% 11/15/22	5,000	5,218
		11,584
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	5,000	5,083
Crown Castle International Corp. 1.35% 7/15/25	2,000	2,032
Welltower, Inc. 3.625% 3/15/24	6,000	6,487
		13,602
UTILITIES - 2.7%
Electric Utilities - 1.9%
American Electric Power Co., Inc. 2.15% 11/13/20	6,000	6,022
Eversource Energy 2.5% 3/15/21	9,000	9,089
Exelon Corp. 3.497% 6/1/22 (a)	20,000	20,941
FirstEnergy Corp.:
1.6% 1/15/26	2,000	1,981
2.05% 3/1/25	7,000	7,142
Florida Power & Light Co.:
3 month U.S. LIBOR + 0.380% 0.6406% 7/28/23 (a)(b)	15,000	15,014
2.85% 4/1/25	4,000	4,398
ITC Holdings Corp. 2.7% 11/15/22	6,000	6,266
NextEra Energy Capital Holdings, Inc.:
2.75% 5/1/25	10,000	10,875
2.9% 4/1/22	20,000	20,779
Virginia Electric & Power Co. 2.75% 3/15/23	20,000	21,029
		123,536
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	3,000	3,210
Multi-Utilities - 0.8%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	10,000	10,075
Dominion Energy, Inc. 2.715% 8/15/21	9,000	9,186
DTE Energy Co. 2.25% 11/1/22	20,000	20,709
NiSource, Inc. 0.95% 8/15/25	6,000	6,015
WEC Energy Group, Inc. 3.375% 6/15/21	10,000	10,243
		56,228

TOTAL UTILITIES		182,974

TOTAL NONCONVERTIBLE BONDS
(Cost $2,866,778)		2,942,594

U.S. Government and Government Agency Obligations - 40.3%
U.S. Government Agency Obligations - 0.8%
Freddie Mac:
0.125% 7/25/22	$30,000	$29,977
0.25% 8/24/23	27,000	26,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		56,972

U.S. Treasury Obligations - 39.5%
U.S. Treasury Notes:
0.125% 8/15/23	188,000	187,853
0.375% 4/30/25	123,000	123,677
1.5% 1/31/22	764,000	778,502
1.875% 9/30/22	300,000	310,863
2.125% 12/31/22	420,000	439,359
2.125% 3/31/24	350,000	374,172
2.625% 6/30/23	250,000	267,461
2.875% 11/15/21	150,200	155,128

TOTAL U.S. TREASURY OBLIGATIONS		2,637,015

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,621,216)		2,693,987

U.S. Government Agency - Mortgage Securities - 1.6%
Freddie Mac - 1.6%
2% 1/1/32	40,699	42,530
2.5% 11/1/28	29,053	30,513
3% 5/1/29	30,608	32,255
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $102,689)		105,298

Asset-Backed Securities - 9.9%
Ally Auto Receivables Trust Series 2019-2 Class A2, 2.34% 7/15/22	$3,694	$3,709
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	10,000	10,096
Series 2018-2 Class A, 3.29% 5/15/23	10,000	10,213
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (c)	2,012	2,017
AmeriCredit Automobile Receivables Trust Series 2019-3 Class A2A, 2.17% 1/18/23	5,988	6,035
Bank of America Credit Card Master Trust Series 2018-A1 Class A1, 2.7% 7/17/23	10,000	10,111
BMW Vehicle Lease Trust Series 2019-1 Class A3, 2.84% 11/22/21	7,938	7,997
BMW Vehicle Owner Trust Series 2020-A Class A2, 0.39% 2/27/23	16,000	16,010
Canadian Pacer Auto Receivables Trust:
Series 2018-1A Class A3, 3% 11/19/21 (c)	2,469	2,481
Series 2018-2A Class A3, 3.27% 12/19/22 (c)	8,192	8,319
Series 2019-1A Class A2, 2.78% 3/21/22 (c)	2,994	3,007
Capital One Multi-Asset Execution Trust Series 2019-A1 Class A1, 2.84% 12/15/24	16,000	16,590
Capital One Prime Auto Receivables Trust Series 2019-1 Class A2, 2.58% 4/15/22	8,303	8,337
CarMax Auto Owner Trust:
Series 2017-3 Class A3, 1.97% 4/15/22	1,297	1,302
Series 2017-4 Class A3, 2.11% 10/17/22	2,067	2,081
Series 2018-2 Class A3, 2.98% 1/17/23	4,485	4,556
Series 2018-4 Class A3, 3.36% 9/15/23	7,000	7,190
Series 2019-1 Class A3, 3.05% 3/15/24	10,000	10,286
Series 2020-3 Class A2A, 0.49% 6/15/23	24,000	24,001
Carvana Auto Receivables Trust Series 2019-4A Class A2, 2.2% 7/15/22 (c)	651	655
CNH Equipment Trust:
Series 2018-A Class A3, 3.12% 7/17/23	6,931	7,053
Series 2019-B Class A2, 2.55% 9/15/22	6,979	7,017
Discover Card Master Trust Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 0.4319% 12/15/23 (a)(b)	25,000	25,042
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	596	597
Ford Credit Auto Lease Trust:
Series 2019-B Class A2A, 2.28% 2/15/22	5,589	5,614
Series 2020-A Class A3, 1.85% 3/15/23	6,000	6,091
Series 2020-B Class A3, 0.62% 8/15/23	13,000	13,053
Ford Credit Auto Owner Trust Series 2020-B Class A, 0.5% 2/15/23	20,000	20,037
Ford Credit Floorplan Master Owner Trust Series 2017-2 Class A1, 2.16% 9/15/22	10,000	10,005
GM Financial Automobile Leasing Trust:
Series 2019-1 Class A3, 2.98% 12/20/21	6,592	6,644
Series 2020-1 Class A2A, 1.67% 4/20/22	5,000	5,030
GM Financial Consumer Automobile Receivables Trust:
Series 2017-2A Class A3, 1.86% 12/16/21 (c)	1,018	1,020
Series 2020-1 Class A2, 1.83% 1/17/23	10,077	10,146
Series 2020-3 Class A2, 0.35% 7/17/23	20,000	20,006
GM Financial Securitized Term Automobile Receivables Trust:
Series 2019-1 Class A3, 2.97% 11/16/23	10,172	10,391
2.32% 7/18/22	2,256	2,271
Honda Auto Receivables Owner Trust:
Series 2017-1 Class A3, 1.72% 7/21/21	162	162
Series 2019-2 Class A2, 2.57% 12/21/21	10,465	10,522
Hyundai Auto Receivables Trust:
Series 2018-A Class A3, 2.79% 7/15/22	4,360	4,405
Series 2019-B Class A3, 1.94% 2/15/24	9,000	9,207
Series 2020-B Class A2, 0.38% 3/15/23	25,000	25,027
John Deere Owner Trust:
Series 2019-B Class A2, 2.28% 5/16/22	5,998	6,029
Series 2020-A Class A2, 1.01% 1/17/23	8,000	8,037
Series 2020-B Class A2, 0.41% 3/15/23	25,000	25,007
Mercedes-Benz Auto Lease Trust:
Series 2019-A Class A3, 3.1% 11/15/21	5,659	5,706
Series 2019-B Class A3, 2% 10/17/22	7,000	7,099
Series 2020-A Class A3, 1.84% 12/15/22	8,000	8,137
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	16,000	16,015
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 0.8051% 9/25/23 (a)(b)(c)	11,000	10,998
Santander Retail Auto Lease Trust:
Series 2019-A Class A2, 2.72% 1/20/22 (c)	13,939	14,040
Series 2019-C Class A2A, 1.89% 9/20/22 (c)	16,672	16,837
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (c)	6,000	6,008
Class A3, 0.68% 12/20/23 (c)	7,000	7,002
Tesla Auto Lease Trust Series 2019-A Class A2, 2.13% 4/20/22 (c)	17,498	17,701
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	4,951	5,015
Series 2020-C Class A3, 0.44% 10/15/24	25,000	25,022
Verizon Owner Trust Series 2020-A Class A1A, 1.85% 7/22/24	15,000	15,408
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (c)	10,000	10,235
Series 2019-2A Class A3, 2.04% 11/15/23 (c)	10,000	10,224
World Omni Auto Receivables Trust:
Series 2016-B Class A3, 1.3% 2/15/22	1,347	1,348
Series 2020-A Class A2A, 1.02% 6/15/23	12,000	12,054
Series 2020-C Class A2, 0.35% 12/15/23	10,000	10,000
World Omni Automobile Lease Securitization Trust:
Series 2019-A Class A3, 2.94% 5/16/22	6,000	6,111
Series 2020-A Class A2, 1.71% 11/15/22	50,000	50,489
World Omni Select Auto Trust Series 2019-A Class A2A, 2.06% 8/15/23	12,503	12,591
TOTAL ASSET-BACKED SECURITIES
(Cost $655,797)		661,446

Commercial Mortgage Securities - 2.6%
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	7,401	7,651
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC36 Class AAB, 3.368% 2/10/49	10,000	10,622
Series 2017-P7 Class A1, 2.008% 4/14/50	17,080	17,120
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	9,338	9,541
Series 2014-CR18 Class ASB, 3.452% 7/15/47	26,442	27,313
Series 2013-LC6 Class ASB, 2.478% 1/10/46	4,817	4,896
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 0.9119% 7/15/32 (a)(b)(c)	10,000	9,559
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	9,962	10,184
Series 2017-GS8 Class A1, 2.222% 11/10/50	6,403	6,470
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	5,721	5,787
Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	8,211	8,807
Morgan Stanley Capital I Trust sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (c)	10,000	10,073
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	24,341	24,801
Wells Fargo Commercial Mortgage Trust sequential payer Series 2017-RC1 Class ASB, 3.453% 1/15/60	10,000	10,818
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	7,466	7,793
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $171,284)		171,435

Municipal Securities - 0.2%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $15,000)	15,000	15,458

Bank Notes - 0.6%
Truist Bank:
2.8% 5/17/22	$30,000	$31,210
3.502% 8/2/22 (a)	9,000	9,253
TOTAL BANK NOTES
(Cost $39,536)		40,463
	Shares	Value

Money Market Funds - 0.1%
Fidelity Cash Central Fund 0.12% (e)
(Cost $8,850)	8,849	8,850
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $6,481,150)		6,639,531
NET OTHER ASSETS (LIABILITIES) - 0.6%		43,049
NET ASSETS - 100%		$6,682,580

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $355,637 or 5.3% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,791
Total	$1,791

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,942,594	$--	$2,942,594	$--
U.S. Government and Government Agency Obligations	2,693,987	--	2,693,987	--
U.S. Government Agency - Mortgage Securities	105,298	--	105,298	--
Asset-Backed Securities	661,446	--	661,446	--
Commercial Mortgage Securities	171,435	--	171,435	--
Municipal Securities	15,458	--	15,458	--
Bank Notes	40,463	--	40,463	--
Money Market Funds	8,850	8,850	--	--
Total Investments in Securities:	$6,639,531	$8,850	$6,630,681	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,472,300)	$6,630,681
Fidelity Central Funds (cost $8,850)	8,850
Total Investment in Securities (cost $6,481,150)		$6,639,531
Cash		2,596
Receivable for investments sold		9,600
Receivable for fund shares sold		111
Interest receivable		32,733
Distributions receivable from Fidelity Central Funds		8
Total assets		6,684,579
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,999
Total liabilities		1,999
Net Assets		$6,682,580
Net Assets consist of:
Paid in capital		$6,454,974
Total accumulated earnings (loss)		227,606
Net Assets		$6,682,580
Net Asset Value, offering price and redemption price per share ($6,682,580 ÷ 645,560 shares)		$10.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$136,922
Income from Fidelity Central Funds		1,791
Total income		138,713
Expenses
Independent trustees' fees and expenses	$21
Commitment fees	15
Total expenses		36
Net investment income (loss)		138,677
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,609
Fidelity Central Funds	(65)
Total net realized gain (loss)		64,544
Change in net unrealized appreciation (depreciation) on investment securities		71,300
Net gain (loss)		135,844
Net increase (decrease) in net assets resulting from operations		$274,521

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,677	$147,734
Net realized gain (loss)	64,544	(464)
Change in net unrealized appreciation (depreciation)	71,300	134,271
Net increase (decrease) in net assets resulting from operations	274,521	281,541
Distributions to shareholders	(134,931)	(134,604)
Share transactions
Proceeds from sales of shares	768,728	468,516
Reinvestment of distributions	134,931	134,604
Cost of shares redeemed	(440,348)	(366,097)
Net increase (decrease) in net assets resulting from share transactions	463,311	237,023
Total increase (decrease) in net assets	602,901	383,960
Net Assets
Beginning of period	6,079,679	5,695,719
End of period	$6,682,580	$6,079,679
Other Information
Shares
Sold	75,514	47,205
Issued in reinvestment of distributions	13,227	13,480
Redeemed	(43,000)	(36,817)
Net increase (decrease)	45,741	23,868

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Short-Term Bond Fund

Years ended August 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.14	$9.89	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.220	.251	.206	.085
Net realized and unrealized gain (loss)	.205	.227	(.148)	.038
Total from investment operations	.425	.478	.058	.123
Distributions from net investment income	(.215)	(.228)	(.196)	(.083)
Distributions from net realized gain	–	–	(.012)	–
Total distributions	(.215)	(.228)	(.208)	(.083)
Net asset value, end of period	$10.35	$10.14	$9.89	$10.04
Total ReturnC	4.24%	4.90%	.59%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	2.16%	2.52%	2.08%	1.74%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,683	$6,080	$5,696	$5,081
Portfolio turnover rateH	84%	62%	61%	96%I

 A For the period March 7, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than 005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Flex Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$171,409
Gross unrealized depreciation	(3,585)
Net unrealized appreciation (depreciation)	$167,824
Tax Cost	$6,471,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$42,020
Undistributed long-term capital gain	$17,762
Net unrealized appreciation (depreciation) on securities and other investments	$167,824

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$134,931	$ 134,604

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Short-Term Bond Fund	2,154,285	1,530,168

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Short-Term Bond Fund	$15

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 83% of the total outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2020 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the three years in the period ended August 31, 2020 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Fidelity Salem Street Trust

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Flex Short-Term Bond Fund	- %-C
Actual		$1,000.00	$1,023.20	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Short-Term Bond Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2020, a distribution of $0.08 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $17,762, or, if subsequently determined to be different, the net capital gain of such year.

A total of 41.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $84,891 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

ZSB-ANN-1020
1.9881603.103

Fidelity® Short-Term Bond Index Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Short-Term Bond Index Fund	4.61%	3.55%

 A From October 18, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,052	Fidelity® Short-Term Bond Index Fund
$11,086	Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from - Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the fiscal year ending August 31, 2020, the fund returned 4.61%, modestly lagging, net of fees, the 4.72% return of the benchmark, the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index. In managing the fund, our goal is to produce monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index and the significant cost and liquidity challenges associated with full replication of the index, we use “statistical sampling” techniques in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark can be impacted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern time, while the benchmark is priced at 3:00 p.m. Eastern. For the 12 months, pricing differences slightly detracted from the fund’s performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	74.7%
AAA	3.2%
AA	2.8%
A	9.1%
BBB	9.4%
BB and Below	0.3%
Not Rated	0.1%
Short-Term Investments and Net Other Assets	0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	21.3%
U.S. Government and U.S. Government Agency Obligations	74.7%
Other Investments	3.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 8.1%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.3%
	Principal Amount	Value
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.1%
AT&T, Inc. 3.55% 6/1/24	$1,110,000	$1,219,818
Telefonica Emisiones S.A.U. 5.462% 2/16/21	100,000	102,245
Verizon Communications, Inc. 2.946% 3/15/22	260,000	270,207
		1,592,270
Entertainment - 0.1%
NBCUniversal, Inc. 2.875% 1/15/23	75,000	79,409
The Walt Disney Co.:
3% 9/15/22	860,000	905,152
3.35% 3/24/25	900,000	1,004,854
		1,989,415
Interactive Media & Services - 0.1%
Alphabet, Inc. 0.45% 8/15/25	850,000	848,380
Media - 0.4%
CBS Corp. 3.5% 1/15/25	300,000	330,916
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.5% 2/1/24	980,000	1,092,398
Comcast Corp.:
3.1% 4/1/25	430,000	476,709
3.375% 2/15/25	920,000	1,025,454
3.7% 4/15/24	540,000	599,556
Discovery Communications LLC 3.25% 4/1/23	60,000	63,676
Fox Corp. 4.03% 1/25/24	650,000	718,366
TWDC Enterprises 18 Corp. 2.45% 3/4/22	255,000	263,235
		4,570,310
Wireless Telecommunication Services - 0.2%
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (a)	700,000	773,360
Vodafone Group PLC 3.75% 1/16/24	1,170,000	1,282,430
		2,055,790

TOTAL COMMUNICATION SERVICES		11,056,165

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.4%
American Honda Finance Corp.:
2.15% 9/10/24	740,000	782,211
3.375% 12/10/21	290,000	300,756
3.55% 1/12/24	250,000	273,540
General Motors Financial Co., Inc.:
3.15% 6/30/22	30,000	30,902
3.25% 1/5/23	50,000	51,886
3.95% 4/13/24	320,000	341,666
4% 1/15/25	530,000	572,012
4.15% 6/19/23	250,000	266,683
4.25% 5/15/23	70,000	74,664
5.1% 1/17/24	1,503,000	1,651,256
Toyota Motor Corp. 2.358% 7/2/24	450,000	480,355
		4,825,931
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	576,000	583,169
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.625% 1/15/22	53,000	54,689
3.35% 4/1/23	840,000	899,945
		954,634
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
0.8% 6/3/25	968,000	980,765
2.4% 2/22/23	1,000,000	1,050,338
3.3% 12/5/21	37,000	38,229
		2,069,332
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	1,410,000	1,519,580
Target Corp. 2.25% 4/15/25	203,000	217,585
		1,737,165
Specialty Retail - 0.0%
Lowe's Companies, Inc. 4% 4/15/25	193,000	220,268
The Home Depot, Inc. 2.625% 6/1/22	108,000	112,275
		332,543
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. 2.4% 3/27/25	836,000	900,583

TOTAL CONSUMER DISCRETIONARY		11,403,357

CONSUMER STAPLES - 1.6%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	1,425,000	1,516,093
Anheuser-Busch InBev Worldwide, Inc. 4.15% 1/23/25	950,000	1,080,857
Constellation Brands, Inc. 2.7% 5/9/22	25,000	25,872
Dr. Pepper Snapple Group, Inc.:
4.057% 5/25/23	80,000	87,407
4.417% 5/25/25	990,000	1,151,786
Molson Coors Beverage Co. 2.1% 7/15/21	950,000	961,980
PepsiCo, Inc.:
2% 4/15/21	315,000	317,944
3.125% 11/1/20	50,000	50,235
The Coca-Cola Co.:
1.875% 10/27/20	75,000	75,196
2.2% 5/25/22	500,000	517,008
2.95% 3/25/25	800,000	884,968
		6,669,346
Food & Staples Retailing - 0.3%
Sysco Corp. 5.65% 4/1/25	740,000	875,865
Walmart, Inc.:
2.35% 12/15/22	41,000	42,903
2.85% 7/8/24	370,000	402,219
3.4% 6/26/23	1,740,000	1,885,837
		3,206,824
Food Products - 0.4%
Campbell Soup Co. 3.65% 3/15/23	1,276,000	1,365,681
Conagra Brands, Inc.:
3.8% 10/22/21	1,050,000	1,089,198
4.3% 5/1/24	590,000	660,140
General Mills, Inc.:
2.6% 10/12/22	50,000	52,142
3.7% 10/17/23	62,000	67,968
McCormick & Co., Inc. 2.7% 8/15/22	23,000	23,961
Tyson Foods, Inc. 2.25% 8/23/21	1,380,000	1,403,352
Unilever Capital Corp. 3.25% 3/7/24	300,000	327,171
		4,989,613
Household Products - 0.0%
Procter & Gamble Co.:
1.9% 10/23/20	51,000	51,126
2.45% 3/25/25	214,000	232,245
		283,371
Tobacco - 0.3%
Altria Group, Inc.:
2.35% 5/6/25	270,000	287,185
3.49% 2/14/22	182,000	189,843
3.8% 2/14/24	690,000	756,709
BAT Capital Corp.:
2.764% 8/15/22	52,000	54,077
3.222% 8/15/24	1,700,000	1,833,322
Philip Morris International, Inc. 2.5% 11/2/22	774,000	807,746
Reynolds American, Inc. 4% 6/12/22	80,000	84,768
		4,013,650

TOTAL CONSUMER STAPLES		19,162,804

ENERGY - 1.9%
Energy Equipment & Services - 0.2%
Baker Hughes Co. 2.773% 12/15/22	2,000,000	2,093,206
Oil, Gas & Consumable Fuels - 1.7%
BP Capital Markets PLC 2.5% 11/6/22	60,000	62,592
Canadian Natural Resources Ltd. 2.95% 1/15/23	645,000	671,809
Chevron Corp.:
1.141% 5/11/23	700,000	714,619
1.554% 5/11/25	1,000,000	1,040,350
2.1% 5/16/21	125,000	126,422
2.355% 12/5/22	63,000	65,546
2.498% 3/3/22	200,000	206,271
Ecopetrol SA 5.875% 9/18/23	690,000	761,889
Enbridge, Inc. 2.9% 7/15/22	223,000	232,025
Energy Transfer Partners LP:
2.9% 5/15/25	500,000	513,736
4.9% 2/1/24	1,140,000	1,228,056
5.875% 1/15/24	365,000	405,436
Enterprise Products Operating LP:
2.85% 4/15/21	580,000	587,481
3.5% 2/1/22	640,000	666,366
4.05% 2/15/22	80,000	83,997
5.2% 9/1/20	43,000	43,000
Exxon Mobil Corp.:
2.019% 8/16/24	2,000,000	2,109,036
2.222% 3/1/21	94,000	94,767
Kinder Morgan, Inc. 3.15% 1/15/23	611,000	642,327
Marathon Petroleum Corp.:
3.4% 12/15/20	360,000	362,117
4.7% 5/1/25	770,000	878,966
4.75% 12/15/23	470,000	520,831
MPLX LP 3.375% 3/15/23	200,000	210,974
Petroleos Mexicanos:
3.5% 1/30/23	86,000	85,198
4.625% 9/21/23	140,000	140,210
5.375% 3/13/22	790,000	802,591
Phillips 66 Co. 3.85% 4/9/25	1,000,000	1,117,993
Shell International Finance BV:
1.75% 9/12/21	260,000	263,942
2% 11/7/24	700,000	738,293
2.375% 8/21/22	50,000	51,985
2.375% 4/6/25	1,270,000	1,364,177
The Williams Companies, Inc. 3.7% 1/15/23	780,000	827,874
Total Capital International SA:
2.218% 7/12/21	2,000,000	2,029,229
2.75% 6/19/21	100,000	101,998
Valero Energy Corp. 2.85% 4/15/25	1,000,000	1,069,458
Williams Partners LP 3.6% 3/15/22	37,000	38,424
		20,859,985

TOTAL ENERGY		22,953,191

FINANCIALS - 9.1%
Banks - 5.1%
Australia and New Zealand Banking Group Ltd. 2.3% 6/1/21	250,000	253,857
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (b)(c)	1,250,000	1,302,477
1.319% 6/19/26 (b)	1,000,000	1,012,626
2.328% 10/1/21 (b)	100,000	100,156
2.456% 10/22/25 (b)	1,400,000	1,483,284
2.503% 10/21/22	1,730,000	1,770,877
2.881% 4/24/23 (b)	190,000	197,008
3.004% 12/20/23 (b)	250,000	263,471
3.458% 3/15/25 (b)	1,080,000	1,180,108
3.864% 7/23/24 (b)	100,000	108,778
5% 5/13/21	60,000	61,968
Bank of Montreal:
1.9% 8/27/21	82,000	83,501
4.338% 10/5/28 (b)	1,500,000	1,619,461
Bank of Nova Scotia:
2.7% 3/7/22	100,000	103,879
3.4% 2/11/24	1,170,000	1,278,589
Barclays Bank PLC 2.65% 1/11/21	1,000,000	1,006,470
Barclays PLC:
2.852% 5/7/26 (b)	200,000	211,179
3.684% 1/10/23	1,400,000	1,452,043
4.338% 5/16/24 (b)	2,400,000	2,595,286
BB&T Corp.:
2.15% 2/1/21	50,000	50,309
3.75% 12/6/23	1,190,000	1,311,202
Canadian Imperial Bank of Commerce 0.95% 6/23/23	1,500,000	1,518,152
Citigroup, Inc.:
2.65% 10/26/20	100,000	100,352
2.7% 3/30/21	162,000	164,261
2.7% 10/27/22	40,000	41,841
3.106% 4/8/26 (b)	2,040,000	2,213,305
3.142% 1/24/23 (b)	100,000	103,473
3.352% 4/24/25 (b)	1,400,000	1,522,938
Comerica, Inc. 3.7% 7/31/23	100,000	108,416
Credit Suisse Group Funding Guernsey Ltd.:
3.45% 4/16/21	1,250,000	1,273,657
3.8% 9/15/22	750,000	797,378
Fifth Third Bancorp 2.6% 6/15/22	30,000	31,092
HSBC Holdings PLC:
2.633% 11/7/25 (b)	1,600,000	1,677,255
3.033% 11/22/23 (b)	1,000,000	1,049,409
3.262% 3/13/23 (b)	200,000	207,990
4% 3/30/22	37,000	38,996
Huntington Bancshares, Inc. 2.3% 1/14/22	40,000	41,002
Huntington National Bank 3.25% 5/14/21	750,000	763,701
Japan Bank International Cooperation:
2.375% 7/21/22	450,000	466,800
2.375% 11/16/22	200,000	208,644
2.5% 5/23/24	200,000	214,744
3.125% 7/20/21	200,000	204,940
JPMorgan Chase & Co.:
2.083% 4/22/26 (b)	1,500,000	1,574,043
2.301% 10/15/25 (b)	1,200,000	1,266,308
2.972% 1/15/23	1,230,000	1,273,382
3.2% 1/25/23	47,000	50,098
3.22% 3/1/25 (b)	730,000	789,251
3.559% 4/23/24 (b)	100,000	107,550
3.797% 7/23/24 (b)	860,000	936,348
KeyCorp 5.1% 3/24/21	78,000	80,101
Lloyds Bank PLC 4.5% 11/4/24	800,000	885,567
Lloyds Banking Group PLC:
1.326% 6/15/23 (b)	477,000	481,574
2.907% 11/7/23 (b)	600,000	627,217
3.9% 3/12/24	200,000	220,104
Mitsubishi UFJ Financial Group, Inc.:
2.801% 7/18/24	800,000	857,147
2.95% 3/1/21	200,000	202,637
3.407% 3/7/24	270,000	294,169
3.455% 3/2/23	900,000	962,014
Mizuho Financial Group, Inc.:
2.226% 5/25/26 (b)	200,000	209,123
2.839% 7/16/25 (b)	200,000	213,660
National Australia Bank Ltd.:
2.5% 1/12/21	250,000	251,818
2.8% 1/10/22	250,000	258,784
Oesterreichische Kontrollbank:
2.875% 9/7/21	75,000	76,971
3.125% 11/7/23	230,000	250,559
PNC Financial Services Group, Inc. 2.2% 11/1/24	560,000	596,754
Rabobank Nederland 3.875% 2/8/22	71,000	74,619
Regions Financial Corp.:
2.75% 8/14/22	135,000	140,583
3.8% 8/14/23	670,000	730,676
Royal Bank of Canada:
2.55% 7/16/24	1,190,000	1,279,286
2.75% 2/1/22	135,000	139,839
2.8% 4/29/22	1,190,000	1,239,423
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	1,186,000	1,227,833
3.875% 9/12/23	425,000	461,164
4.519% 6/25/24 (b)	400,000	436,256
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	20,000	20,983
4.45% 12/3/21	880,000	916,637
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	1,000,000	1,021,405
2.348% 1/15/25	800,000	849,538
2.784% 7/12/22	67,000	69,864
2.934% 3/9/21	38,000	38,519
3.748% 7/19/23	115,000	125,306
Svenska Handelsbanken AB 1.95% 9/8/20	250,000	250,068
Synchrony Bank 3% 6/15/22	250,000	258,388
The Toronto-Dominion Bank:
1.8% 7/13/21	41,000	41,551
1.85% 9/11/20	100,000	100,036
2.65% 6/12/24	1,550,000	1,666,552
3.25% 6/11/21	100,000	102,373
3.25% 3/11/24	280,000	305,396
Truist Financial Corp. 1.2% 8/5/25	1,100,000	1,124,100
U.S. Bancorp 2.625% 1/24/22	236,000	243,359
Wells Fargo & Co.:
2.188% 4/30/26 (b)	510,000	532,929
2.406% 10/30/25 (b)	1,390,000	1,464,358
2.5% 3/4/21	85,000	85,945
2.625% 7/22/22	280,000	291,274
3.75% 1/24/24	960,000	1,048,795
Westpac Banking Corp.:
2.5% 6/28/22	37,000	38,485
2.894% 2/4/30 (b)	320,000	331,209
3.3% 2/26/24	1,030,000	1,122,335
3.65% 5/15/23	60,000	65,105
		60,504,243
Capital Markets - 1.0%
Bank of New York Mellon Corp.:
2.05% 5/3/21	92,000	92,961
2.5% 4/15/21	38,000	38,457
BlackRock, Inc. 3.375% 6/1/22	35,000	36,863
Deutsche Bank AG London Branch 3.7% 5/30/24	930,000	990,331
Deutsche Bank AG New York Branch:
3.15% 1/22/21	100,000	100,807
3.375% 5/12/21	42,000	42,644
3.95% 2/27/23	200,000	211,309
4.25% 2/4/21	1,050,000	1,064,763
5% 2/14/22	300,000	315,642
Goldman Sachs Group, Inc.:
2.625% 4/25/21	160,000	162,105
2.905% 7/24/23 (b)	155,000	161,507
3% 4/26/22	72,000	73,178
3.2% 2/23/23	200,000	212,836
3.272% 9/29/25 (b)	800,000	871,389
3.625% 2/20/24	440,000	480,041
Intercontinental Exchange, Inc.:
0.7% 6/15/23	1,600,000	1,610,063
2.35% 9/15/22	125,000	129,540
3.45% 9/21/23	820,000	887,951
Moody's Corp. 2.75% 12/15/21	27,000	27,787
Morgan Stanley:
2.625% 11/17/21	910,000	934,526
2.72% 7/22/25 (b)	1,040,000	1,112,440
2.75% 5/19/22	49,000	50,886
3.125% 1/23/23	2,110,000	2,237,130
4.875% 11/1/22	130,000	141,583
5.75% 1/25/21	100,000	102,149
		12,088,888
Consumer Finance - 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	750,000	721,433
3.3% 1/23/23	300,000	299,466
4.45% 12/16/21	600,000	611,549
4.5% 9/15/23	288,000	296,028
Ally Financial, Inc.:
3.05% 6/5/23	1,000,000	1,037,732
5.125% 9/30/24	330,000	369,290
5.8% 5/1/25	250,000	289,000
American Express Co.:
2.5% 7/30/24	812,000	866,333
2.75% 5/20/22	1,010,000	1,048,344
Capital One Financial Corp.:
3.2% 1/30/23	2,055,000	2,172,364
3.3% 10/30/24	440,000	479,260
3.45% 4/30/21	810,000	824,388
3.9% 1/29/24	1,270,000	1,388,466
Ford Motor Credit Co. LLC:
3.47% 4/5/21	200,000	199,980
3.81% 1/9/24	200,000	200,750
5.596% 1/7/22	400,000	410,988
John Deere Capital Corp.:
2.7% 1/6/23	1,774,000	1,873,024
3.125% 9/10/21	495,000	509,582
3.65% 10/12/23	450,000	494,511
Toyota Motor Credit Corp.:
0.5% 8/14/23	750,000	750,959
2.15% 9/8/22	2,044,000	2,116,217
2.6% 1/11/22	110,000	113,409
3% 4/1/25	550,000	605,091
		17,678,164
Diversified Financial Services - 1.1%
AB Svensk Exportkredit 1.75% 3/10/21	600,000	604,463
Berkshire Hathaway, Inc. 2.2% 3/15/21	85,000	85,769
BP Capital Markets America, Inc.:
2.52% 9/19/22	215,000	223,629
2.75% 5/10/23	760,000	807,196
3.245% 5/6/22	510,000	535,506
4.5% 10/1/20	130,000	130,435
DH Europe Finance II SARL 2.2% 11/15/24	700,000	741,955
Export Development Canada:
1.75% 7/18/22	300,000	308,046
2% 5/17/22	715,000	735,664
2.625% 2/21/24	200,000	216,180
2.75% 3/15/23	150,000	159,284
General Electric Capital Corp. 3.45% 5/15/24	1,710,000	1,841,596
KfW:
0.375% 7/18/25	550,000	549,801
1.75% 9/15/21	330,000	335,191
2.125% 3/7/22	77,000	79,233
2.375% 3/24/21	410,000	414,985
2.375% 12/29/22	1,972,000	2,070,426
2.625% 2/28/24	2,000,000	2,163,095
3.125% 12/15/21	350,000	363,027
Landwirtschaftliche Rentenbank 3.125% 11/14/23	140,000	152,757
		12,518,238
Insurance - 0.4%
ACE INA Holdings, Inc. 2.875% 11/3/22	55,000	57,673
American International Group, Inc.:
3.3% 3/1/21	1,718,000	1,738,935
4.125% 2/15/24	620,000	690,455
4.875% 6/1/22	65,000	69,929
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	96,000	99,025
3.875% 3/15/24	732,000	810,875
Prudential Financial, Inc. 3.5% 5/15/24	1,100,000	1,222,670
Unum Group 4.5% 3/15/25	600,000	667,237
		5,356,799

TOTAL FINANCIALS		108,146,332

HEALTH CARE - 2.2%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	50,000	50,607
2.3% 11/21/22 (a)	300,000	311,753
2.6% 11/21/24 (a)	600,000	643,027
3.75% 11/14/23	970,000	1,062,844
3.8% 3/15/25 (a)	800,000	894,332
3.85% 6/15/24 (a)	945,000	1,042,526
Amgen, Inc.:
1.9% 2/21/25	600,000	628,553
2.65% 5/11/22	110,000	114,126
Upjohn, Inc. 1.65% 6/22/25 (a)	140,000	143,796
		4,891,564
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.:
2.894% 6/6/22	530,000	550,221
3.363% 6/6/24	1,100,000	1,196,948
Boston Scientific Corp. 3.45% 3/1/24	1,202,000	1,306,525
Stryker Corp. 1.15% 6/15/25	640,000	650,153
		3,703,847
Health Care Providers & Services - 0.7%
Aetna, Inc. 3.5% 11/15/24	980,000	1,079,915
Anthem, Inc.:
2.375% 1/15/25	1,560,000	1,663,389
2.95% 12/1/22	25,000	26,304
Cardinal Health, Inc. 2.616% 6/15/22	140,000	144,731
Cigna Corp.:
3.05% 11/30/22	50,000	52,647
3.25% 4/15/25	340,000	375,506
3.4% 9/17/21	147,000	151,590
3.75% 7/15/23	881,000	959,034
CVS Health Corp.:
2.125% 6/1/21	38,000	38,478
2.625% 8/15/24	64,000	68,649
3.35% 3/9/21	515,000	523,091
3.375% 8/12/24	1,310,000	1,436,463
3.7% 3/9/23	89,000	95,801
UnitedHealth Group, Inc.:
2.125% 3/15/21	40,000	40,400
2.375% 10/15/22	21,000	21,911
2.375% 8/15/24	400,000	428,166
3.15% 6/15/21	770,000	786,395
3.5% 6/15/23	200,000	217,144
		8,109,614
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	60,000	63,708
4.133% 3/25/25	729,000	836,482
		900,190
Pharmaceuticals - 0.7%
AstraZeneca PLC:
2.375% 6/12/22	27,000	27,933
3.5% 8/17/23	510,000	552,863
Bristol-Myers Squibb Co.:
2.6% 5/16/22	250,000	259,855
2.9% 7/26/24	900,000	980,655
3.25% 2/20/23	1,085,000	1,159,272
GlaxoSmithKline Capital PLC 3.125% 5/14/21	100,000	102,060
GlaxoSmithKline Capital, Inc. 3.625% 5/15/25	1,000,000	1,138,713
Johnson & Johnson:
0.55% 9/1/25	1,000,000	1,002,169
2.25% 3/3/22	88,000	90,545
2.625% 1/15/25	200,000	217,439
Merck & Co., Inc. 2.35% 2/10/22	74,000	76,260
Novartis Capital Corp.:
1.75% 2/14/25	200,000	209,537
2.4% 5/17/22	270,000	279,584
2.4% 9/21/22	33,000	34,412
3.4% 5/6/24	385,000	425,823
Pfizer, Inc.:
2.2% 12/15/21	90,000	92,245
2.95% 3/15/24	720,000	781,230
3.2% 9/15/23	700,000	758,791
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	80,000	81,609
		8,270,995

TOTAL HEALTH CARE		25,876,210

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.3%
General Dynamics Corp.:
3% 5/11/21	200,000	203,789
3.5% 5/15/25	500,000	562,592
Northrop Grumman Corp.:
2.08% 10/15/20	715,000	716,544
2.55% 10/15/22	813,000	850,461
Raytheon Technologies Corp.:
2.8% 3/15/22 (a)	66,000	68,260
3.65% 8/16/23	18,000	19,597
The Boeing Co.:
2.8% 3/1/23	60,000	61,195
2.85% 10/30/24	950,000	955,545
4.875% 5/1/25	270,000	293,701
		3,731,684
Air Freight & Logistics - 0.1%
FedEx Corp. 3.8% 5/15/25	1,000,000	1,130,322
United Parcel Service, Inc.:
2.05% 4/1/21	64,000	64,654
2.5% 4/1/23	60,000	63,015
		1,257,991
Building Products - 0.1%
Carrier Global Corp. 2.242% 2/15/25 (a)	1,362,000	1,426,806
Commercial Services & Supplies - 0.0%
FMS Wertmanagement AoeR 2.75% 1/30/24	200,000	216,823
Electrical Equipment - 0.0%
Eaton Corp. 2.75% 11/2/22	30,000	31,511
Industrial Conglomerates - 0.2%
3M Co. 2.65% 4/15/25	55,000	59,878
Honeywell International, Inc.:
1.35% 6/1/25	1,100,000	1,132,744
1.85% 11/1/21	30,000	30,498
Roper Technologies, Inc.:
0.45% 8/15/22 (d)	295,000	295,126
1% 9/15/25 (d)	318,000	320,023
3.65% 9/15/23	360,000	391,985
		2,230,254
Machinery - 0.2%
Caterpillar Financial Services Corp.:
1.45% 5/15/25	320,000	332,067
1.85% 9/4/20	51,000	51,005
2.85% 5/17/24	1,180,000	1,274,401
3.45% 5/15/23	130,000	140,576
		1,798,049
Road & Rail - 0.0%
Burlington Northern Santa Fe LLC 3.05% 9/1/22	34,000	35,566
Union Pacific Corp. 2.75% 4/15/23	50,000	52,719
		88,285
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.5% 1/15/22	750,000	766,586
3.875% 7/3/23	110,000	114,277
4.25% 2/1/24	670,000	699,159
International Lease Finance Corp. 5.875% 8/15/22	75,000	81,250
		1,661,272

TOTAL INDUSTRIALS		12,442,675

INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 0.1%
Cisco Systems, Inc. 1.85% 9/20/21	1,340,000	1,360,768
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (a)	710,000	766,260
4.42% 6/15/21 (a)	896,000	919,198
5.45% 6/15/23 (a)	635,000	701,246
		2,386,704
IT Services - 0.5%
Fiserv, Inc. 2.75% 7/1/24	1,130,000	1,211,422
IBM Corp.:
2.5% 1/27/22	100,000	103,098
3% 5/15/24	1,400,000	1,521,891
MasterCard, Inc. 2% 3/3/25	1,100,000	1,176,885
PayPal Holdings, Inc.:
1.35% 6/1/23	500,000	511,612
1.65% 6/1/25	500,000	519,056
The Western Union Co. 2.85% 1/10/25	100,000	105,623
Visa, Inc. 2.15% 9/15/22	43,000	44,597
		5,194,184
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 2.95% 1/12/21	125,000	126,203
Broadcom Corp./Broadcom Cayman LP:
2.65% 1/15/23	550,000	572,239
3.125% 1/15/25	360,000	386,202
Broadcom, Inc.:
3.459% 9/15/26	11,000	12,088
4.7% 4/15/25	560,000	639,961
Qualcomm, Inc.:
2.9% 5/20/24	640,000	691,291
3% 5/20/22	38,000	39,717
		2,467,701
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	133,000	134,516
2.4% 2/6/22	1,802,000	1,853,355
2.875% 2/6/24	1,630,000	1,759,051
Oracle Corp.:
1.9% 9/15/21	36,000	36,566
2.5% 4/1/25	1,700,000	1,832,569
2.625% 2/15/23	1,655,000	1,740,461
		7,356,518
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
0.55% 8/20/25	1,100,000	1,102,471
1.125% 5/11/25	1,500,000	1,538,670
1.8% 9/11/24	300,000	315,395
2% 11/13/20	130,000	130,475
2.1% 9/12/22	124,000	128,639
2.25% 2/23/21	45,000	45,357
2.3% 5/11/22	910,000	939,457
2.4% 1/13/23	1,250,000	1,310,270
2.7% 5/13/22	36,000	37,461
2.75% 1/13/25	600,000	654,839
Hewlett Packard Enterprise Co. 4.65% 10/1/24	370,000	416,894
		6,619,928

TOTAL INFORMATION TECHNOLOGY		25,385,803

MATERIALS - 0.2%
Chemicals - 0.2%
DuPont de Nemours, Inc. 4.205% 11/15/23	50,000	55,241
Eastman Chemical Co. 3.6% 8/15/22	685,000	719,388
Ecolab, Inc. 3.25% 1/14/23	76,000	80,538
Nutrien Ltd. 3.5% 6/1/23	580,000	619,512
Sherwin-Williams Co. 2.75% 6/1/22	51,000	52,921
The Dow Chemical Co. 3.15% 5/15/24	450,000	484,759
The Mosaic Co. 3.25% 11/15/22	200,000	208,738
		2,221,097
Metals & Mining - 0.0%
BHP Billiton Financial (U.S.A.) Ltd. 2.875% 2/24/22	55,000	56,964

TOTAL MATERIALS		2,278,061

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.:
1.3% 9/15/25	677,000	688,260
2.25% 1/15/22	96,000	98,356
3.375% 5/15/24	160,000	174,227
Boston Properties, Inc. 4.125% 5/15/21	47,000	47,773
Crown Castle International Corp. 1.35% 7/15/25	159,000	161,568
ERP Operating LP 4.625% 12/15/21	32,000	33,368
Simon Property Group LP:
2% 9/13/24	550,000	569,058
2.625% 6/15/22	170,000	174,836
Welltower, Inc.:
3.625% 3/15/24	340,000	367,588
3.75% 3/15/23	31,000	32,798
3.95% 9/1/23	360,000	389,461
		2,737,293
UTILITIES - 0.9%
Electric Utilities - 0.6%
Baltimore Gas & Electric Co. 3.5% 11/15/21	82,000	84,374
Duke Energy Carolinas LLC 3.35% 5/15/22	720,000	757,011
Duke Energy Corp.:
2.4% 8/15/22	102,000	105,663
3.75% 4/15/24	840,000	925,722
Entergy Corp. 0.9% 9/15/25	1,100,000	1,099,415
Eversource Energy 2.75% 3/15/22	24,000	24,814
Exelon Corp. 3.497% 6/1/22 (b)	462,000	483,739
FirstEnergy Corp. 2.85% 7/15/22	970,000	996,419
Florida Power & Light Co. 2.85% 4/1/25	389,000	427,751
NextEra Energy Capital Holdings, Inc. 2.9% 4/1/22	350,000	363,630
Oncor Electric Delivery Co. LLC 2.75% 6/1/24	770,000	830,031
Southern Co.:
2.35% 7/1/21	85,000	86,236
2.95% 7/1/23	670,000	712,233
		6,897,038
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	241,000	257,888
Independent Power and Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC 3.25% 6/1/25	1,000,000	1,102,122
Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co.:
2.375% 1/15/21	70,000	70,523
4.05% 4/15/25 (a)	1,000,000	1,142,862
Dominion Energy, Inc. 2.75% 1/15/22	455,000	467,416
NiSource, Inc. 0.95% 8/15/25	903,000	905,262
Public Service Enterprise Group, Inc. 2.65% 11/15/22	96,000	100,356
Sempra Energy 2.9% 2/1/23	107,000	112,487
		2,798,906

TOTAL UTILITIES		11,055,954

TOTAL NONCONVERTIBLE BONDS
(Cost $243,529,491)		252,497,845

U.S. Government and Government Agency Obligations - 74.7%
U.S. Government Agency Obligations - 2.1%
Fannie Mae:
0.375% 8/25/25	$1,805,000	$1,799,274
0.5% 6/17/25	2,500,000	2,506,263
0.625% 4/22/25	534,000	538,647
1.5% 11/30/20	416,000	417,442
1.625% 10/15/24	800,000	841,156
1.75% 7/2/24	860,000	907,235
2.375% 1/19/23	380,000	399,697
2.875% 10/30/20	990,000	994,484
Federal Home Loan Bank:
0.5% 4/14/25	695,000	698,642
1.125% 7/14/21	525,000	529,510
1.375% 9/28/20	200,000	200,189
1.375% 2/17/23	3,000,000	3,086,623
1.5% 8/15/24	125,000	131,068
1.875% 7/7/21	1,330,000	1,349,325
1.875% 11/29/21	95,000	97,039
2.625% 10/1/20	3,400,000	3,406,958
3% 10/12/21	450,000	464,319
Freddie Mac:
0.25% 8/24/23	3,000,000	2,999,421
0.375% 7/21/25	1,600,000	1,595,710
1.5% 2/12/25	550,000	577,233
1.625% 9/29/20	775,000	775,928
2.75% 6/19/23	195,000	208,558
Tennessee Valley Authority:
0.75% 5/15/25	240,000	243,683
3.875% 2/15/21	49,000	49,811

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,818,215

U.S. Treasury Obligations - 72.6%
U.S. Treasury Notes:
0.125% 4/30/22	15,486,000	15,481,766
0.125% 5/31/22	34,025,000	34,013,038
0.125% 6/30/22	27,694,000	27,685,346
0.125% 7/31/22	20,693,000	20,685,725
0.125% 5/15/23	18,675,000	18,663,328
0.125% 7/15/23	21,901,000	21,887,312
0.125% 8/15/23	19,965,000	19,949,402
0.25% 4/15/23	27,307,000	27,380,601
0.25% 6/15/23	60,528,000	60,702,953
0.25% 5/31/25	17,796,000	17,791,829
0.25% 6/30/25	7,186,000	7,182,070
0.25% 7/31/25	30,076,000	30,050,153
0.375% 3/31/22	59,664,000	59,878,418
0.375% 4/30/25	14,516,000	14,595,951
0.5% 3/15/23	13,656,000	13,780,291
0.5% 3/31/25	55,904,000	56,548,206
1.125% 7/31/21	19,000	19,166
1.125% 8/31/21	3,820,000	3,856,559
1.125% 9/30/21	8,000	8,083
1.125% 2/28/22	2,544,000	2,581,067
1.125% 2/28/25	7,029,000	7,307,414
1.25% 3/31/21	34,000	34,214
1.25% 10/31/21	93,000	94,177
1.25% 8/31/24	3,903,000	4,063,694
1.375% 9/30/20	1,000	1,001
1.375% 1/31/22	13,788,000	14,026,058
1.375% 10/15/22	2,051,000	2,104,518
1.375% 2/15/23	6,282,000	6,472,178
1.375% 1/31/25	8,487,000	8,910,355
1.5% 8/31/21	3,456,000	3,501,630
1.5% 9/30/21	4,695,000	4,762,857
1.5% 10/31/21	8,900,000	9,039,410
1.5% 11/30/21	10,288,000	10,459,199
1.5% 8/15/22	6,684,000	6,861,544
1.5% 9/15/22	6,283,000	6,457,255
1.5% 1/15/23	4,551,000	4,697,663
1.5% 9/30/24	2,344,000	2,466,053
1.5% 10/31/24	7,285,000	7,670,024
1.5% 11/30/24	22,493,000	23,702,877
1.625% 12/31/21	6,890,000	7,024,839
1.625% 8/31/22	747,000	769,206
1.625% 11/15/22	16,362,000	16,896,322
1.625% 12/15/22	13,780,000	14,248,843
1.625% 4/30/23	336,000	349,217
1.75% 7/31/21	1,410,000	1,430,048
1.75% 11/30/21	169,000	172,380
1.75% 2/28/22	543,000	556,024
1.75% 4/30/22	164,000	168,375
1.75% 6/15/22	14,995,000	15,424,935
1.75% 6/30/22	1,134,000	1,167,223
1.75% 7/15/22	7,988,000	8,226,704
1.75% 9/30/22	163,000	168,482
1.75% 6/30/24	134,000	141,893
1.75% 7/31/24	1,052,000	1,115,120
1.75% 12/31/24	6,215,000	6,620,432
1.875% 1/31/22	179,000	183,328
1.875% 2/28/22	1,717,000	1,761,401
1.875% 3/31/22	1,316,000	1,351,830
1.875% 4/30/22	230,000	236,604
1.875% 7/31/22	527,000	544,436
1.875% 9/30/22	482,000	499,454
2% 5/31/21	366,000	371,004
2% 10/31/21	33,000	33,706
2% 12/31/21	479,000	490,769
2% 10/31/22	2,000	2,080
2% 11/30/22	1,622,000	1,689,668
2% 5/31/24	875,000	933,687
2.125% 5/31/21	1,182,000	1,199,407
2.125% 5/15/22	7,815,000	8,077,840
2.125% 12/31/22	1,839,000	1,923,766
2.125% 2/29/24	2,848,000	3,040,351
2.125% 3/31/24	15,961,000	17,063,307
2.25% 3/31/21	1,000	1,012
2.25% 4/30/21	67,000	67,929
2.25% 4/15/22	11,921,000	12,326,593
2.25% 12/31/23	3,658,000	3,909,630
2.25% 1/31/24	237,000	253,692
2.25% 4/30/24	13,768,000	14,800,600
2.375% 3/15/22	14,986,000	15,498,217
2.375% 1/31/23	1,011,000	1,065,499
2.375% 2/29/24	34,128,000	36,730,260
2.5% 1/31/21	2,000	2,019
2.5% 2/28/21	1,000	1,012
2.5% 1/15/22	873,000	901,066
2.5% 2/15/22	10,469,000	10,827,236
2.5% 3/31/23	1,910,000	2,025,943
2.5% 1/31/24	2,916,000	3,146,091
2.625% 5/15/21	1,482,000	1,507,703
2.625% 7/15/21	1,377,000	1,406,423
2.625% 12/15/21	8,969,000	9,254,887
2.625% 2/28/23	1,492,000	1,584,376
2.625% 12/31/23	5,401,000	5,839,620
2.75% 8/15/21	1,659,000	1,699,892
2.75% 9/15/21	140,000	143,763
2.75% 4/30/23	2,398,000	2,563,799
2.75% 5/31/23	2,564,000	2,746,785
2.75% 7/31/23	1,904,000	2,047,767
2.75% 8/31/23	5,051,000	5,442,255
2.875% 11/15/21	1,636,000	1,689,681
2.875% 9/30/23	4,973,000	5,387,352
2.875% 10/31/23	19,880,000	21,577,566
2.875% 11/30/23	7,695,000	8,367,711

TOTAL U.S. TREASURY OBLIGATIONS		862,072,445

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $871,881,148)		886,890,660

Foreign Government and Government Agency Obligations - 0.9%
Alberta Province:
2.2% 7/26/22	$331,000	$342,261
2.95% 1/23/24	640,000	692,774
Canadian Government:
2% 11/15/22	200,000	207,980
2.625% 1/25/22	1,140,000	1,178,646
Hungarian Republic:
5.375% 2/21/23	1,770,000	1,954,744
5.75% 11/22/23	110,000	126,191
Italian Republic 2.375% 10/17/24	400,000	413,686
Manitoba Province:
2.125% 5/4/22	917,000	943,807
2.6% 4/16/24	720,000	774,540
Ontario Province:
2.25% 5/18/22	130,000	134,272
2.55% 2/12/21	420,000	424,217
2.55% 4/25/22	270,000	279,860
3.05% 1/29/24	910,000	989,416
3.4% 10/17/23	90,000	98,375
Polish Government:
4% 1/22/24	330,000	367,307
5% 3/23/22	59,000	63,140
Province of Quebec:
2.375% 1/31/22	311,000	320,019
2.5% 4/9/24	690,000	740,577
United Mexican States 3.625% 3/15/22	62,000	65,023
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,713,738)		10,116,835

Supranational Obligations - 2.2%
African Development Bank 3% 9/20/23	240,000	259,809
Asian Development Bank:
0.375% 9/3/25	3,275,000	3,265,200
1.5% 10/18/24	300,000	314,457
1.75% 9/13/22	57,000	58,748
2.25% 1/20/21	52,000	52,371
2.625% 1/30/24	650,000	701,479
2.75% 3/17/23	1,025,000	1,090,179
2.875% 11/27/20	800,000	804,752
Corporacion Andina de Fomento 3.75% 11/23/23	190,000	206,068
European Bank for Reconstruction & Development:
2% 2/1/21	100,000	100,709
2.75% 4/26/21	580,000	588,423
European Investment Bank:
1.375% 5/15/23	1,330,000	1,371,447
2% 3/15/21	164,000	165,568
2% 12/15/22	1,062,000	1,105,279
2.25% 6/24/24	600,000	644,545
2.375% 5/13/21	410,000	415,904
2.375% 6/15/22	100,000	103,884
2.625% 5/20/22	500,000	520,558
2.875% 12/15/21	120,000	124,121
2.875% 8/15/23	800,000	862,098
3.125% 12/14/23	530,000	579,541
Inter-American Development Bank:
0.5% 5/24/23	2,000,000	2,013,448
0.625% 7/15/25	750,000	757,673
1.875% 3/15/21	138,000	139,182
2.5% 1/18/23	590,000	621,529
2.625% 4/19/21	447,000	453,688
2.625% 1/16/24	400,000	431,482
3% 9/26/22	570,000	602,238
International Bank for Reconstruction & Development:
0.375% 7/28/25	3,000,000	2,996,843
1.5% 8/28/24	850,000	889,447
1.625% 1/15/25	747,000	787,182
2% 1/26/22	64,000	65,587
2.125% 12/13/21	820,000	839,811
2.5% 3/19/24	250,000	269,027
2.75% 7/23/21	100,000	102,232
3% 9/27/23	490,000	531,197
7.625% 1/19/23	830,000	974,354
International Finance Corp.:
2% 10/24/22	90,000	93,318
2.25% 1/25/21	230,000	231,842
2.875% 7/31/23	300,000	322,707
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $25,773,096)		26,457,927

Bank Notes - 0.5%
Bank of Nova Scotia 2.45% 9/19/22	173,000	180,658
BNP Paribas / BNP Paribas U.S. LLC 5% 1/15/21	100,000	101,752
Citibank NA 2.85% 2/12/21	250,000	252,361
Discover Bank 3.35% 2/6/23	500,000	530,137
RBS Citizens NA:
2.25% 10/30/20	$1,250,000	$1,251,919
2.25% 4/28/25	445,000	474,770
Svenska Handelsbanken AB 3.35% 5/24/21	250,000	255,603
Synchrony Bank 3.65% 5/24/21	750,000	761,322
U.S. Bank NA, Cincinnati 2.05% 10/23/20	250,000	250,297
Wells Fargo Bank NA:
3.55% 8/14/23	1,000,000	1,086,135
3.625% 10/22/21	250,000	258,974
TOTAL BANK NOTES
(Cost $5,260,666)		5,403,928
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.12% (e)
(Cost $7,666,888)	7,665,355	7,666,888
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,163,825,027)		1,189,034,083
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,270,572)
NET ASSETS - 100%		$1,186,763,511

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,833,426 or 0.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,092
Fidelity Securities Lending Cash Central Fund	466
Total	$15,558

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$252,497,845	$--	$252,497,845	$--
U.S. Government and Government Agency Obligations	886,890,660	--	886,890,660	--
Foreign Government and Government Agency Obligations	10,116,835	--	10,116,835	--
Supranational Obligations	26,457,927	--	26,457,927	--
Bank Notes	5,403,928	--	5,403,928	--
Money Market Funds	7,666,888	7,666,888	--	--
Total Investments in Securities:	$1,189,034,083	$7,666,888	$1,181,367,195	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	91.9%
Multi-National	2.2%
Canada	1.7%
United Kingdom	1.6%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,156,158,139)	$1,181,367,195
Fidelity Central Funds (cost $7,666,888)	7,666,888
Total Investment in Securities (cost $1,163,825,027)		$1,189,034,083
Receivable for investments sold		26,559,940
Receivable for fund shares sold		21,188,773
Interest receivable		4,353,931
Distributions receivable from Fidelity Central Funds		477
Total assets		1,241,137,204
Liabilities
Payable for investments purchased
Regular delivery	$51,439,085
Delayed delivery	612,324
Payable for fund shares redeemed	2,098,731
Distributions payable	195,360
Accrued management fee	28,193
Total liabilities		54,373,693
Net Assets		$1,186,763,511
Net Assets consist of:
Paid in capital		$1,156,420,805
Total accumulated earnings (loss)		30,342,706
Net Assets		$1,186,763,511
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($1,186,763,511 ÷ 114,136,405 shares)		$10.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$13,493,392
Income from Fidelity Central Funds (including $466 from security lending)		15,558
Total income		13,508,950
Expenses
Management fee	$221,029
Independent trustees' fees and expenses	2,153
Commitment fees	1,541
Total expenses before reductions	224,723
Expense reductions	(3,705)
Total expenses after reductions		221,018
Net investment income (loss)		13,287,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,195,261
Fidelity Central Funds	(963)
Total net realized gain (loss)		5,194,298
Change in net unrealized appreciation (depreciation) on investment securities		15,443,856
Net gain (loss)		20,638,154
Net increase (decrease) in net assets resulting from operations		$33,926,086

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,287,932	$6,966,328
Net realized gain (loss)	5,194,298	787,730
Change in net unrealized appreciation (depreciation)	15,443,856	10,042,031
Net increase (decrease) in net assets resulting from operations	33,926,086	17,796,089
Distributions to shareholders	(14,261,145)	(6,205,307)
Share transactions - net increase (decrease)	674,752,055	397,495,288
Total increase (decrease) in net assets	694,416,996	409,086,070
Net Assets
Beginning of period	492,346,515	83,260,445
End of period	$1,186,763,511	$492,346,515

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Index Fund

Years ended August 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.15	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.184	.261	.201
Net realized and unrealized gain (loss)	.278	.318	(.233)
Total from investment operations	.462	.579	(.032)
Distributions from net investment income	(.186)	(.239)	(.158)
Distributions from net realized gain	(.026)	–	–
Total distributions	(.212)	(.239)	(.158)
Net asset value, end of period	$10.40	$10.15	$9.81
Total ReturnC,D	4.61%	5.98%	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.03%	.03%G
Expenses net of fee waivers, if any	.03%	.03%	.03%G
Expenses net of all reductions	.03%	.03%	.03%G
Net investment income (loss)	1.80%	2.66%	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,186,764	$492,347	$3,751
Portfolio turnover rateH	62%	83%	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Short-Term Bond Index Fund (formerly Institutional Premium Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period September 1, 2018 through November 2, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,121,709
Gross unrealized depreciation	(154,191)
Net unrealized appreciation (depreciation)	$25,967,518
Tax Cost	$1,163,066,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,132,150
Undistributed long-term capital gain	$1,243,038
Net unrealized appreciation (depreciation) on securities and other investments	$25,967,518

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$14,145,049	$ 6,205,307
Long-term Capital Gains	116,096	–
Total	$14,261,145	$ 6,205,307

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Index Fund	154,983,048	28,209,364

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Short-Term Bond Index Fund	$1,541

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $48. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,705.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Investor Class	$–	$9,376
Premium Class	–	286,729
Institutional Class	–	63,988
Fidelity Short-Term Bond Index Fund	14,261,145	5,845,214
Total	$14,261,145	$6,205,307

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Investor Class
Shares sold	–	202,918	$–	$1,994,324
Reinvestment of distributions	–	920	–	8,974
Shares redeemed	–	(345,237)	–	(3,376,175)
Net increase (decrease)	–	(141,399)	$–	$(1,372,877)
Premium Class
Shares sold	–	1,456,637	$–	$14,225,576
Reinvestment of distributions	–	26,306	–	256,706
Shares redeemed	–	(8,425,042)	–	(82,109,376)
Net increase (decrease)	–	(6,942,099)	$–	$(67,627,094)
Institutional Class
Shares sold	–	1,095,048	$–	$10,623,925
Reinvestment of distributions	–	6,412	–	62,571
Shares redeemed	–	(2,118,716)	–	(20,673,222)
Net increase (decrease)	–	(1,017,256)	$–	$(9,986,726)
Fidelity Short-Term Bond Index Fund
Shares sold	95,823,316	59,408,449	$984,321,145	$588,489,012
Reinvestment of distributions	1,176,400	504,759	12,030,589	5,044,408
Shares redeemed	(31,390,852)	(11,767,850)	(321,599,679)	(117,051,435)
Net increase (decrease)	65,608,864	48,145,358	$674,752,055	$476,481,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Index Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from October 18, 2017 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 18, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Short-Term Bond Index Fund	.03%
Actual		$1,000.00	$1,023.40	$.15
Hypothetical-C		$1,000.00	$1,024.99	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Short-Term Bond Index Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 09, 2020, a distribution of $.034 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $1,359,134, or, if subsequently determined to be different, the net capital gain of such year.

A total of 58.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $7,826,043 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

SDX-I-ANN-1020
1.9884849.102

Fidelity® Sustainability Bond Index Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Sustainability Bond Index Fund	6.53%	7.86%

 A From June 19, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainability Bond Index Fund on June 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index performed over the same period.

Period Ending Values
$11,813	Fidelity® Sustainability Bond Index Fund
$11,834	Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2020, the fund gained 6.53% about in line, net of fees, with the 6.58% return of the benchmark, the Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark can be impacted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern time, while the benchmark is priced at 3:00 p.m. Eastern. For this 12-month reporting period, pricing differences had no material impact on the fund’s performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	69.6%
AAA	3.4%
AA	2.5%
A	11.5%
BBB	13.2%
BB and Below	0.5%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.8)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	26.9%
U.S. Government and U.S. Government Agency Obligations	69.6%
CMOs and Other Mortgage Related Securities	0.7%
Municipal Bonds	0.1%
Other Investments	3.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.8)%

 * Foreign investments - 8.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.:
1.65% 2/1/28	$100,000	$101,351
2.75% 6/1/31	150,000	158,910
4.65% 6/1/44	20,000	23,154
4.85% 7/15/45	68,000	80,795
5.15% 2/15/50	70,000	89,481
5.25% 3/1/37	264,000	332,446
5.7% 3/1/57	34,000	46,357
6.25% 3/29/41	130,000	179,462
Telefonica Emisiones S.A.U. 4.103% 3/8/27	150,000	171,897
Verizon Communications, Inc.:
3.376% 2/15/25	130,000	145,476
4% 3/22/50	38,000	47,444
4.016% 12/3/29	200,000	239,997
5.5% 3/16/47	86,000	125,406
		1,742,176
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	50,000	51,987
2.65% 1/13/31	50,000	54,100
3.6% 1/13/51	20,000	22,612
3.8% 3/22/30	80,000	94,772
4.7% 3/23/50	20,000	26,438
6.2% 12/15/34	105,000	154,214
		404,123
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	50,000	49,905
1.1% 8/15/30	60,000	59,668
2.05% 8/15/50	60,000	56,774
		166,347
Media - 0.7%
CBS Corp. 4.95% 5/19/50	90,000	104,468
Comcast Corp.:
1.5% 2/15/31	100,000	99,292
1.95% 1/15/31	180,000	185,218
2.45% 8/15/52	100,000	95,175
2.65% 2/1/30	100,000	109,293
3.4% 4/1/30	30,000	34,679
3.45% 2/1/50	100,000	112,110
3.75% 4/1/40	10,000	11,794
4.7% 10/15/48	140,000	187,346
Discovery Communications LLC:
3.625% 5/15/30	69,000	76,355
4.65% 5/15/50	70,000	79,954
5.3% 5/15/49	20,000	24,470
		1,120,154
Wireless Telecommunication Services - 0.8%
Rogers Communications, Inc. 4.3% 2/15/48	100,000	123,540
T-Mobile U.S.A., Inc.:
3.5% 4/15/25 (a)	530,000	585,544
3.875% 4/15/30 (a)	230,000	262,869
Vodafone Group PLC:
4.125% 5/30/25	120,000	137,646
4.375% 5/30/28	25,000	29,920
5% 5/30/38	43,000	53,829
5.125% 6/19/59	60,000	75,243
5.25% 5/30/48	20,000	26,117
		1,294,708

TOTAL COMMUNICATION SERVICES		4,727,508

CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.3%
American Honda Finance Corp. 1.2% 7/8/25	360,000	364,530
Toyota Motor Corp. 2.358% 7/2/24	60,000	64,047
		428,577
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.3% 2/21/48	62,000	74,599
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp.:
3.3% 7/1/25	11,000	12,296
3.5% 7/1/27	20,000	22,859
3.6% 7/1/30	165,000	191,903
3.7% 1/30/26	155,000	176,987
4.2% 4/1/50	18,000	21,965
Starbucks Corp.:
2% 3/12/27	170,000	179,062
2.55% 11/15/30	100,000	105,968
3.8% 8/15/25	50,000	56,909
4.5% 11/15/48	32,000	39,166
		807,115
Multiline Retail - 0.0%
Target Corp. 3.9% 11/15/47	25,000	32,422
Specialty Retail - 0.4%
Lowe's Companies, Inc.:
3.1% 5/3/27	34,000	37,862
4.05% 5/3/47	62,000	73,689
4.5% 4/15/30	50,000	61,969
5.125% 4/15/50	20,000	27,558
The Home Depot, Inc.:
2.95% 6/15/29	280,000	315,677
4.5% 12/6/48	70,000	93,400
		610,155
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	13,000	14,004
2.85% 3/27/30	20,000	22,359
3.375% 3/27/50	20,000	22,890
		59,253

TOTAL CONSUMER DISCRETIONARY		2,012,121

CONSUMER STAPLES - 1.4%
Beverages - 0.5%
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	90,000	103,926
5.085% 5/25/48	60,000	81,531
PepsiCo, Inc.:
1.625% 5/1/30	83,000	85,806
2.375% 10/6/26	220,000	240,630
The Coca-Cola Co.:
1.45% 6/1/27	20,000	20,695
1.65% 6/1/30	10,000	10,365
2.5% 6/1/40	10,000	10,315
2.6% 6/1/50	10,000	10,133
2.75% 6/1/60	10,000	10,060
3.45% 3/25/30	60,000	71,669
4.2% 3/25/50	50,000	65,748
		710,878
Food & Staples Retailing - 0.4%
Costco Wholesale Corp. 1.375% 6/20/27	370,000	377,745
Kroger Co. 4.65% 1/15/48	30,000	37,868
Sysco Corp.:
3.3% 2/15/50	50,000	46,126
5.65% 4/1/25	140,000	165,704
Walgreens Boots Alliance, Inc. 3.2% 4/15/30	70,000	74,142
		701,585
Food Products - 0.3%
Campbell Soup Co.:
3.65% 3/15/23	8,000	8,562
3.95% 3/15/25	100,000	112,626
Conagra Brands, Inc.:
4.3% 5/1/24	30,000	33,566
4.85% 11/1/28	55,000	67,159
5.4% 11/1/48	22,000	30,198
General Mills, Inc.:
2.6% 10/12/22	50,000	52,142
2.875% 4/15/30	13,000	14,294
H.J. Heinz Co. 3.95% 7/15/25	106,000	115,291
Tyson Foods, Inc.:
4% 3/1/26	40,000	46,023
5.1% 9/28/48	40,000	54,725
		534,586
Household Products - 0.2%
Kimberly-Clark Corp. 3.1% 3/26/30	7,000	7,982
Procter & Gamble Co.:
2.45% 3/25/25	31,000	33,643
3% 3/25/30	36,000	41,600
3.6% 3/25/50	180,000	226,486
		309,711

TOTAL CONSUMER STAPLES		2,256,760

ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Baker Hughes Co. 3.337% 12/15/27	150,000	163,386
Halliburton Co.:
2.92% 3/1/30	80,000	81,091
5% 11/15/45	86,000	94,165
		338,642
Oil, Gas & Consumable Fuels - 1.9%
Apache Corp. 4.375% 10/15/28	50,000	49,623
Chevron Corp.:
1.141% 5/11/23	30,000	30,627
1.554% 5/11/25	30,000	31,211
1.995% 5/11/27	30,000	31,806
2.236% 5/11/30	30,000	31,972
2.978% 5/11/40	30,000	32,340
3.078% 5/11/50	30,000	32,390
ConocoPhillips Co. 6.5% 2/1/39	95,000	143,362
Encana Corp. 6.5% 2/1/38	20,000	18,952
EOG Resources, Inc. 4.375% 4/15/30	390,000	466,572
Equinor ASA:
2.375% 5/22/30	230,000	244,235
3.625% 9/10/28	70,000	82,378
Exxon Mobil Corp.:
2.019% 8/16/24	170,000	179,268
3.043% 3/1/26	80,000	89,085
3.452% 4/15/51	190,000	211,774
Kinder Morgan, Inc. 4.3% 3/1/28	183,000	211,801
Marathon Petroleum Corp. 4.75% 9/15/44	88,000	98,295
MPLX LP:
4.5% 4/15/38	48,000	50,816
4.875% 12/1/24	152,000	171,529
4.9% 4/15/58	50,000	52,894
Noble Energy, Inc. 4.95% 8/15/47	74,000	96,911
ONEOK, Inc. 7.5% 9/1/23	119,000	136,985
The Williams Companies, Inc. 3.75% 6/15/27	26,000	28,699
Total Capital International SA 3.127% 5/29/50	80,000	83,766
TransCanada PipeLines Ltd. 4.1% 4/15/30	300,000	348,009
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (a)	20,000	21,822
3.95% 5/15/50 (a)	50,000	54,221
Valero Energy Corp. 3.4% 9/15/26	50,000	55,120
Williams Partners LP 4.3% 3/4/24	149,000	163,595
		3,250,058

TOTAL ENERGY		3,588,700

FINANCIALS - 9.9%
Banks - 5.4%
Bank of America Corp.:
2.676% 6/19/41 (b)	100,000	101,717
3.004% 12/20/23 (b)	200,000	210,777
3.458% 3/15/25 (b)	120,000	131,123
3.55% 3/5/24 (b)	250,000	267,618
3.974% 2/7/30(b)	35,000	40,849
4.083% 3/20/51 (b)	130,000	161,833
4.183% 11/25/27	95,000	109,522
4.271% 7/23/29 (b)	60,000	70,885
4.33% 3/15/50 (b)	50,000	64,675
Bank of Nova Scotia 4.5% 12/16/25	85,000	98,777
Barclays PLC:
2.852% 5/7/26 (b)	200,000	211,179
3.2% 8/10/21	200,000	204,704
3.932% 5/7/25 (b)	200,000	217,358
4.338% 5/16/24 (b)	400,000	432,548
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	190,000	212,215
2.976% 11/5/30 (b)	290,000	314,888
3.106% 4/8/26 (b)	110,000	119,345
3.142% 1/24/23 (b)	50,000	51,737
3.2% 10/21/26	191,000	212,642
4.65% 7/23/48	65,000	87,042
Fifth Third Bancorp 2.55% 5/5/27	100,000	108,309
HSBC Holdings PLC 4.292% 9/12/26 (b)	850,000	957,028
HSBC U.S.A., Inc. 3.5% 6/23/24	100,000	110,004
JPMorgan Chase & Co.:
2.083% 4/22/26 (b)	20,000	20,987
2.956% 5/13/31 (b)	50,000	53,680
3.559% 4/23/24 (b)	285,000	306,517
4.203% 7/23/29 (b)	30,000	35,478
4.452% 12/5/29 (b)	185,000	223,224
4.493% 3/24/31 (b)	200,000	245,979
4.95% 6/1/45	92,000	126,041
Lloyds Banking Group PLC 4.45% 5/8/25	200,000	229,376
Mitsubishi UFJ Financial Group, Inc.:
2.801% 7/18/24	200,000	214,287
3.455% 3/2/23	260,000	277,915
Mizuho Financial Group, Inc. 2.226% 5/25/26 (b)	400,000	418,246
Oesterreichische Kontrollbank 2.875% 9/7/21	20,000	20,526
PNC Financial Services Group, Inc. 2.2% 11/1/24	80,000	85,251
Royal Bank of Canada 2.55% 7/16/24	100,000	107,503
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	200,000	217,018
4.519% 6/25/24 (b)	600,000	654,384
Sumitomo Mitsui Financial Group, Inc.:
2.348% 1/15/25	200,000	212,385
3.936% 10/16/23	120,000	132,308
Truist Financial Corp. 1.2% 8/5/25	200,000	204,382
U.S. Bancorp:
1.375% 7/22/30	380,000	376,233
3.9% 4/26/28	94,000	112,987
Westpac Banking Corp.:
2.894% 2/4/30 (b)	100,000	103,503
4.11% 7/24/34 (b)	200,000	225,759
		9,100,744
Capital Markets - 1.3%
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	103,402
3.7% 5/30/24	100,000	106,852
4.25% 10/14/21	148,000	152,912
Goldman Sachs Group, Inc.:
3.691% 6/5/28 (b)	260,000	294,617
4.411% 4/23/39 (b)	90,000	110,211
6.75% 10/1/37	180,000	262,973
Intercontinental Exchange, Inc.:
1.85% 9/15/32	90,000	91,157
2.65% 9/15/40	90,000	90,899
3.75% 9/21/28	20,000	23,297
Morgan Stanley:
2.699% 1/22/31 (b)	360,000	387,943
3.625% 1/20/27	268,000	304,443
3.737% 4/24/24 (b)	200,000	216,092
5.597% 3/24/51 (b)	50,000	76,838
Northern Trust Corp. 1.95% 5/1/30	50,000	52,249
		2,273,885
Consumer Finance - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.5% 1/15/25	150,000	145,753
Ally Financial, Inc.:
3.05% 6/5/23	90,000	93,396
5.125% 9/30/24	250,000	279,765
5.8% 5/1/25	50,000	57,800
American Express Co.:
2.5% 7/30/24	124,000	132,297
3.4% 2/22/24	80,000	87,479
Discover Financial Services:
3.85% 11/21/22	141,000	150,465
4.5% 1/30/26	102,000	116,918
John Deere Capital Corp.:
3.35% 6/12/24	140,000	154,694
3.45% 3/7/29	60,000	69,985
Toyota Motor Credit Corp.:
2.15% 9/8/22	500,000	517,666
3% 4/1/25	330,000	363,055
		2,169,273
Diversified Financial Services - 1.2%
BP Capital Markets America, Inc.:
3% 2/24/50	180,000	177,065
3.216% 11/28/23	120,000	129,362
3.224% 4/14/24	100,000	108,132
3.796% 9/21/25	50,000	56,824
Brixmor Operating Partnership LP:
4.05% 7/1/30	12,000	12,875
4.125% 5/15/29	9,000	9,739
DH Europe Finance II SARL:
2.2% 11/15/24	30,000	31,798
2.6% 11/15/29	20,000	21,756
3.4% 11/15/49	20,000	23,293
Equitable Holdings, Inc.:
4.35% 4/20/28	100,000	114,253
5% 4/20/48	16,000	18,886
Export Development Canada 2.625% 2/21/24	100,000	108,090
KfW:
2.375% 12/29/22	863,000	906,074
2.625% 2/28/24	230,000	248,756
Landwirtschaftliche Rentenbank 3.125% 11/14/23	30,000	32,734
		1,999,637
Insurance - 0.7%
ACE INA Holdings, Inc. 3.35% 5/3/26	144,000	164,671
American International Group, Inc.:
4.5% 7/16/44	127,000	148,974
5.75% 4/1/48 (b)	60,000	66,211
Aon PLC 4.75% 5/15/45	68,000	89,151
Hartford Financial Services Group, Inc. 2.8% 8/19/29	70,000	75,501
Lincoln National Corp. 3.8% 3/1/28	76,000	86,131
Marsh & McLennan Companies, Inc. 4.9% 3/15/49	33,000	46,330
MetLife, Inc.:
4.125% 8/13/42	60,000	73,260
4.55% 3/23/30	200,000	251,665
Progressive Corp. 4.2% 3/15/48	10,000	13,168
Prudential Financial, Inc. 4.35% 2/25/50	140,000	169,435
		1,184,497

TOTAL FINANCIALS		16,728,036

HEALTH CARE - 2.7%
Biotechnology - 0.6%
AbbVie, Inc.:
2.6% 11/21/24 (a)	10,000	10,717
2.95% 11/21/26 (a)	10,000	10,998
3.2% 11/21/29 (a)	20,000	22,135
3.6% 5/14/25	180,000	200,885
4.05% 11/21/39 (a)	10,000	11,663
4.25% 11/21/49 (a)	180,000	216,651
4.7% 5/14/45	50,000	62,361
4.875% 11/14/48	120,000	154,367
Amgen, Inc.:
3.375% 2/21/50	30,000	32,738
4.4% 5/1/45	90,000	111,745
Gilead Sciences, Inc. 3.65% 3/1/26	175,000	199,893
		1,034,153
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.:
2.823% 5/20/30	140,000	151,889
3.363% 6/6/24	54,000	58,759
Medtronic, Inc. 4.375% 3/15/35	157,000	207,841
		418,489
Health Care Providers & Services - 1.0%
Aetna, Inc. 4.75% 3/15/44	40,000	49,596
Anthem, Inc.:
2.375% 1/15/25	190,000	202,592
3.65% 12/1/27	240,000	275,549
3.7% 9/15/49	10,000	11,362
4.101% 3/1/28	100,000	116,967
Cigna Corp.:
3.75% 7/15/23	16,000	17,417
4.125% 11/15/25	12,000	13,872
4.375% 10/15/28	20,000	23,935
4.8% 8/15/38	69,000	86,810
4.8% 7/15/46	60,000	76,822
4.9% 12/15/48	19,000	25,101
CVS Health Corp.:
2.7% 8/21/40	160,000	155,804
4.3% 3/25/28	150,000	176,590
4.78% 3/25/38	42,000	51,447
5.05% 3/25/48	60,000	77,885
UnitedHealth Group, Inc.:
1.25% 1/15/26	25,000	25,644
2% 5/15/30	80,000	83,753
2.375% 8/15/24	50,000	53,521
2.9% 5/15/50	36,000	38,066
3.7% 8/15/49	20,000	24,115
6.875% 2/15/38	94,000	151,889
		1,738,737
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.6% 10/1/29	150,000	162,460
Pharmaceuticals - 0.7%
AstraZeneca PLC 4.375% 8/17/48	66,000	90,375
Bristol-Myers Squibb Co.:
3.25% 2/20/23	130,000	138,899
3.4% 7/26/29	50,000	58,349
4.125% 6/15/39	50,000	63,966
4.55% 2/20/48	70,000	96,442
Eli Lilly & Co. 2.25% 5/15/50	70,000	66,341
GlaxoSmithKline Capital, Inc. 3.375% 5/15/23	150,000	162,062
Johnson & Johnson:
0.55% 9/1/25	60,000	60,130
1.3% 9/1/30	60,000	60,643
2.1% 9/1/40	60,000	59,810
2.45% 9/1/60	60,000	58,558
Merck & Co., Inc.:
2.45% 6/24/50	180,000	179,533
2.9% 3/7/24	150,000	162,338
		1,257,446

TOTAL HEALTH CARE		4,611,285

INDUSTRIALS - 1.8%
Air Freight & Logistics - 0.4%
FedEx Corp.:
3.25% 4/1/26	152,000	169,385
3.8% 5/15/25	120,000	135,639
4.95% 10/17/48	78,000	96,830
United Parcel Service, Inc.:
3.75% 11/15/47	58,000	69,811
5.3% 4/1/50	110,000	161,763
		633,428
Building Products - 0.4%
Carrier Global Corp. 2.242% 2/15/25 (a)	620,000	649,500
Electrical Equipment - 0.1%
Eaton Corp. 2.75% 11/2/22	137,000	143,898
Industrial Conglomerates - 0.2%
3M Co.:
2.375% 8/26/29	86,000	92,784
2.65% 4/15/25	8,000	8,709
3.05% 4/15/30	7,000	8,010
3.7% 4/15/50	8,000	9,720
Roper Technologies, Inc.:
1% 9/15/25 (d)	30,000	30,191
1.4% 9/15/27 (d)	30,000	30,437
1.75% 2/15/31 (d)	30,000	30,142
2% 6/30/30	110,000	112,524
		322,517
Machinery - 0.2%
Caterpillar Financial Services Corp. 2.4% 8/9/26	140,000	151,993
Caterpillar, Inc. 3.25% 9/19/49	50,000	55,989
Deere & Co. 2.875% 9/7/49	80,000	86,587
Parker Hannifin Corp. 2.7% 6/14/24	60,000	64,266
		358,835
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC 3.05% 2/15/51	130,000	142,974
Canadian National Railway Co.:
2.45% 5/1/50	40,000	39,903
2.75% 3/1/26	141,000	154,828
CSX Corp. 4.5% 3/15/49	70,000	91,771
Norfolk Southern Corp. 2.9% 6/15/26	100,000	111,066
Union Pacific Corp.:
3.839% 3/20/60	132,000	154,258
3.95% 9/10/28	25,000	29,705
		724,505
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3.75% 2/1/22	138,000	140,998
4.625% 10/1/28	52,000	54,031
		195,029

TOTAL INDUSTRIALS		3,027,712

INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.1%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	197,965
Electronic Equipment & Components - 0.4%
Corning, Inc. 5.35% 11/15/48	20,000	26,842
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (a)	144,000	155,411
4.42% 6/15/21 (a)	112,000	114,900
4.9% 10/1/26 (a)	30,000	33,943
5.3% 10/1/29 (a)	80,000	91,241
8.1% 7/15/36 (a)	40,000	53,150
8.35% 7/15/46 (a)	134,000	180,759
		656,246
IT Services - 0.5%
Fiserv, Inc.:
3.5% 7/1/29	40,000	45,494
4.4% 7/1/49	120,000	151,276
IBM Corp.:
2.95% 5/15/50	100,000	102,890
3.45% 2/19/26	166,000	188,874
MasterCard, Inc.:
3.3% 3/26/27	13,000	14,906
3.35% 3/26/30	18,000	21,110
3.85% 3/26/50	15,000	18,787
PayPal Holdings, Inc.:
1.65% 6/1/25	20,000	20,762
2.3% 6/1/30	50,000	53,168
The Western Union Co. 2.85% 1/10/25	20,000	21,125
Visa, Inc.:
1.9% 4/15/27	43,000	45,629
2.05% 4/15/30	70,000	74,387
2.7% 4/15/40	50,000	53,836
		812,244
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	26,000	35,121
Intel Corp.:
2.45% 11/15/29	50,000	54,350
3.7% 7/29/25	140,000	159,488
Lam Research Corp. 2.875% 6/15/50	50,000	52,543
		301,502
Software - 0.9%
Microsoft Corp.:
2.525% 6/1/50	180,000	188,314
3.7% 8/8/46	276,000	343,646
Oracle Corp.:
2.5% 4/1/25	60,000	64,679
2.65% 7/15/26	242,000	265,434
2.95% 4/1/30	80,000	89,526
3.6% 4/1/50	310,000	345,957
3.85% 4/1/60	170,000	196,135
		1,493,691
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
0.55% 8/20/25	200,000	200,449
1.25% 8/20/30	200,000	199,813
1.7% 9/11/22	120,000	123,568
2.95% 9/11/49	90,000	96,746
3.85% 5/4/43	177,000	216,996
Xerox Corp. 4.5% 5/15/21	131,000	133,586
		971,158

TOTAL INFORMATION TECHNOLOGY		4,432,806

MATERIALS - 0.9%
Chemicals - 0.8%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	50,000	52,116
2.05% 5/15/30	20,000	21,112
2.8% 5/15/50	20,000	21,155
DuPont de Nemours, Inc.:
4.205% 11/15/23	20,000	22,096
4.725% 11/15/28	20,000	24,448
Ecolab, Inc. 1.3% 1/30/31	125,000	121,653
LYB International Finance BV 4% 7/15/23	135,000	147,054
LYB International Finance II BV 3.5% 3/2/27	90,000	100,118
Nutrien Ltd.:
3.95% 5/13/50	100,000	115,409
4.2% 4/1/29	6,000	7,153
5% 4/1/49	11,000	14,332
Sherwin-Williams Co.:
3.45% 6/1/27	300,000	340,200
4.5% 6/1/47	54,000	68,243
The Dow Chemical Co.:
2.1% 11/15/30	100,000	98,712
3.15% 5/15/24	30,000	32,317
4.8% 5/15/49	40,000	47,759
5.55% 11/30/48	30,000	39,361
The Mosaic Co. 4.25% 11/15/23	131,000	142,016
		1,415,254
Containers & Packaging - 0.0%
International Paper Co. 4.35% 8/15/48	30,000	35,874
Metals & Mining - 0.1%
Newmont Corp. 5.45% 6/9/44	50,000	70,126

TOTAL MATERIALS		1,521,254

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.:
1.3% 9/15/25	40,000	40,665
2.1% 6/15/30	60,000	61,234
3.1% 6/15/50	60,000	61,670
Crown Castle International Corp.:
1.35% 7/15/25	23,000	23,371
2.25% 1/15/31	30,000	30,665
3.15% 7/15/23	100,000	106,878
ERP Operating LP 4.5% 7/1/44	50,000	64,266
Healthpeak Properties, Inc. 2.875% 1/15/31	210,000	224,033
Kimco Realty Corp.:
1.9% 3/1/28	110,000	108,197
2.8% 10/1/26	150,000	157,380
Simon Property Group LP:
2.75% 6/1/23	75,000	78,434
3.375% 12/1/27	75,000	80,966
Ventas Realty LP 4.875% 4/15/49	80,000	87,910
Welltower, Inc. 3.95% 9/1/23	162,000	175,257
		1,300,926
Real Estate Management & Development - 0.0%
Digital Realty Trust LP 3.7% 8/15/27	26,000	29,682

TOTAL REAL ESTATE		1,330,608

UTILITIES - 0.7%
Electric Utilities - 0.3%
Eversource Energy 2.9% 10/1/24	70,000	75,791
FirstEnergy Corp.:
1.6% 1/15/26	25,000	24,769
2.25% 9/1/30	100,000	99,435
Interstate Power and Light Co. 2.3% 6/1/30	27,000	28,298
Northern States Power Co. 2.9% 3/1/50	110,000	117,534
PPL Capital Funding, Inc.:
3.1% 5/15/26	80,000	88,965
4% 9/15/47	30,000	34,993
PPL Electric Utilities Corp. 3% 10/1/49	30,000	32,256
Tampa Electric Co. 4.45% 6/15/49	35,000	45,437
		547,478
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 3.85% 2/1/24	65,000	71,367
Consolidated Edison Co. of New York, Inc. 3.875% 6/15/47	44,000	50,585
NiSource, Inc.:
0.95% 8/15/25	100,000	100,251
1.7% 2/15/31	100,000	98,680
3.95% 3/30/48	52,000	61,737
Puget Energy, Inc. 4.1% 6/15/30 (a)	67,000	73,872
Sempra Energy:
3.4% 2/1/28	26,000	28,998
3.8% 2/1/38	30,000	34,062
4% 2/1/48	86,000	99,629
		619,181

TOTAL UTILITIES		1,166,659

TOTAL NONCONVERTIBLE BONDS
(Cost $42,291,373)		45,403,449

U.S. Government and Government Agency Obligations - 42.9%
U.S. Government Agency Obligations - 1.4%
Fannie Mae:
0.375% 8/25/25	$95,000	$94,699
0.5% 6/17/25	240,000	240,601
0.625% 4/22/25	82,000	82,714
0.875% 8/5/30	83,000	81,814
1.625% 10/15/24	70,000	73,601
1.75% 7/2/24	220,000	232,083
2.875% 9/12/23	150,000	161,980
Federal Home Loan Bank:
0.5% 4/14/25	105,000	105,550
1.5% 8/15/24	50,000	52,427
2.5% 2/13/24	80,000	86,192
2.625% 10/1/20	300,000	300,614
3.25% 11/16/28	10,000	11,927
Freddie Mac:
0.25% 8/24/23	250,000	249,952
0.375% 7/21/25	160,000	159,571
1.5% 2/12/25	120,000	125,942
2.375% 1/13/22	253,000	260,655

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,320,322

U.S. Treasury Obligations - 41.5%
U.S. Treasury Bonds:
1.125% 5/15/40	3,179,000	3,120,884
1.25% 5/15/50	2,241,000	2,113,543
2% 2/15/50	140,000	157,566
2.25% 8/15/46	6,000	7,034
2.25% 8/15/49	316,000	373,818
2.375% 11/15/49	1,000	1,215
2.5% 2/15/45	410,000	500,985
2.5% 2/15/46	89,000	109,060
2.5% 5/15/46	83,000	101,805
2.75% 8/15/42	41,000	52,185
2.75% 11/15/42	4,000	5,085
2.75% 11/15/47	23,000	29,710
2.875% 5/15/43	177,000	229,450
2.875% 8/15/45	165,000	215,254
2.875% 5/15/49	12,000	16,008
3% 5/15/42	13,000	17,168
3% 11/15/44	667,000	884,974
3% 5/15/45	1,528,000	2,032,658
3% 11/15/45	188,000	250,796
3% 5/15/47	87,000	117,022
3% 2/15/48	4,000	5,403
3% 8/15/48	28,000	37,961
3% 2/15/49	20,000	27,205
3.125% 11/15/41	75,000	100,690
3.125% 2/15/43	185,000	249,071
3.125% 8/15/44	948,000	1,281,392
3.125% 5/15/48	57,000	78,794
3.375% 5/15/44	198,000	277,594
3.375% 11/15/48	32,000	46,310
3.625% 8/15/43	332,000	480,972
3.625% 2/15/44	136,000	197,397
3.75% 8/15/41	48,000	70,054
3.75% 11/15/43	597,000	880,808
3.875% 8/15/40	20,000	29,461
4.375% 11/15/39	24,000	37,288
4.375% 5/15/40	45,000	70,270
4.5% 2/15/36	156,000	235,395
4.5% 5/15/38	95,000	147,796
5% 5/15/37	10,000	16,154
U.S. Treasury Notes:
0.125% 4/30/22	2,522,000	2,521,310
0.125% 5/31/22	2,170,000	2,169,237
0.125% 6/30/22	1,528,000	1,527,523
0.125% 7/31/22	2,213,000	2,212,222
0.125% 5/15/23	261,000	260,837
0.125% 7/15/23	1,097,000	1,096,314
0.25% 4/15/23	471,000	472,269
0.25% 6/15/23	2,855,000	2,863,253
0.25% 5/31/25	918,000	917,785
0.25% 6/30/25	963,000	962,473
0.25% 7/31/25	1,861,000	1,859,401
0.375% 3/31/22	1,026,000	1,029,687
0.375% 4/30/25	477,000	479,627
0.375% 7/31/27	1,248,000	1,238,445
0.5% 3/31/25	729,000	737,401
0.5% 5/31/27	1,221,000	1,223,194
0.5% 6/30/27	959,000	960,349
0.625% 3/31/27	808,000	816,806
0.625% 5/15/30	1,328,000	1,318,870
0.625% 8/15/30	1,168,000	1,158,328
1.125% 7/31/21	29,000	29,253
1.125% 9/30/21	209,000	211,155
1.125% 2/28/22	674,000	683,820
1.125% 2/28/25	170,000	176,734
1.125% 2/28/27	54,000	56,348
1.25% 3/31/21	173,000	174,088
1.25% 8/31/24	511,000	532,039
1.375% 9/15/20	14,000	14,007
1.375% 9/30/20	11,000	11,011
1.375% 1/31/22	1,593,000	1,620,504
1.375% 2/15/23	479,000	493,501
1.375% 1/31/25	956,000	1,003,688
1.375% 8/31/26	476,000	503,686
1.5% 8/31/21	190,000	192,509
1.5% 9/30/21	219,000	222,165
1.5% 10/31/21	81,000	82,269
1.5% 11/30/21	673,000	684,199
1.5% 8/15/22	299,000	306,942
1.5% 9/15/22	69,000	70,914
1.5% 9/30/24	905,000	952,124
1.5% 10/31/24	556,000	585,385
1.5% 11/30/24	573,000	603,821
1.5% 8/15/26	574,000	611,400
1.5% 1/31/27	431,000	460,008
1.5% 2/15/30	145,000	156,011
1.625% 6/30/21	24,000	24,291
1.625% 12/31/21	944,000	962,474
1.625% 8/31/22	180,000	185,351
1.625% 11/15/22	379,000	391,377
1.625% 12/15/22	243,000	251,268
1.625% 10/31/26	215,000	230,873
1.625% 11/30/26	136,000	146,104
1.625% 8/15/29	45,000	48,860
1.75% 11/15/20	223,000	223,736
1.75% 7/31/21	68,000	68,967
1.75% 6/15/22	173,000	177,960
1.75% 7/15/22	551,000	567,465
1.75% 6/30/24	251,000	265,785
1.75% 7/31/24	661,000	700,660
1.75% 12/31/24	707,000	753,121
1.75% 12/31/26	188,000	203,547
1.75% 11/15/29	85,000	93,354
1.875% 7/31/22	90,000	92,978
1.875% 6/30/26	88,000	95,624
1.875% 7/31/26	238,000	258,797
2% 10/31/22	7,000	7,281
2% 5/31/24	108,000	115,244
2% 11/15/26	110,000	120,669
2.125% 5/31/21	281,000	285,138
2.125% 5/15/22	168,000	173,650
2.125% 12/31/22	140,000	146,453
2.125% 3/31/24	269,000	287,578
2.25% 3/31/21	84,000	85,004
2.25% 4/15/22	255,000	263,676
2.25% 4/30/24	309,000	332,175
2.25% 3/31/26	92,000	101,674
2.25% 2/15/27	134,000	149,447
2.25% 8/15/27	535,000	599,618
2.25% 11/15/27	100,000	112,352
2.375% 4/15/21	10,000	10,138
2.375% 3/15/22	234,000	241,998
2.375% 2/29/24	867,000	933,109
2.375% 5/15/27	22,000	24,778
2.375% 5/15/29	276,000	316,926
2.5% 12/31/20	54,000	54,413
2.5% 2/28/21	141,000	142,641
2.5% 1/15/22	743,000	766,886
2.5% 2/15/22	636,000	657,763
2.5% 3/31/23	163,000	172,895
2.5% 1/31/24	495,000	534,059
2.625% 5/15/21	138,000	140,393
2.625% 7/15/21	35,000	35,748
2.625% 12/15/21	470,000	484,981
2.625% 6/30/23	10,000	10,698
2.625% 12/31/23	800,000	864,969
2.625% 12/31/25	5,000	5,610
2.625% 2/15/29	57,000	66,461
2.75% 9/30/20	16,000	16,033
2.75% 5/31/23	142,000	152,123
2.75% 7/31/23	232,000	249,518
2.75% 8/31/23	85,000	91,584
2.75% 6/30/25	82,000	91,776
2.75% 2/15/28	492,000	571,950
2.875% 10/31/20	28,000	28,126
2.875% 10/15/21	222,000	228,729
2.875% 11/15/21	157,000	162,152
2.875% 9/30/23	177,000	191,748
2.875% 10/31/23	712,000	772,798
2.875% 11/30/23	244,000	265,331
2.875% 5/31/25	10,000	11,234
2.875% 11/30/25	31,000	35,145
2.875% 5/15/28	323,000	379,651
2.875% 8/15/28	889,000	1,048,395
3% 10/31/25	74,000	84,233
3.125% 11/15/28	770,000	926,346

TOTAL U.S. TREASURY OBLIGATIONS		70,163,036

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $69,297,452)		72,483,358

U.S. Government Agency - Mortgage Securities - 26.4%
Fannie Mae - 10.7%
2.5% 5/1/23 to 8/1/50	3,035,398	3,194,232
3% 8/1/32 to 7/1/50	4,886,209	5,198,603
4% 6/1/34 to 10/1/49	2,681,037	2,868,271
4.5% 1/1/48 to 7/1/49	1,214,167	1,310,689
5% 4/1/25 to 12/1/49	315,889	347,104
5.5% 1/1/49	191,041	213,389
3.5% 6/1/21 to 2/1/50	4,708,034	4,990,592

TOTAL FANNIE MAE		18,122,880

Freddie Mac - 4.8%
2.5% 8/1/23 to 8/1/50	1,997,807	2,100,787
3% 11/1/26 to 4/1/50	917,383	972,799
3.5% 9/1/33 to 9/1/49	2,069,314	2,189,616
4% 10/1/34 to 8/1/49	1,711,347	1,834,908
4.5% 8/1/48 to 5/1/49	484,897	523,202
5% 2/1/49 to 5/1/50	180,378	197,985
5.5% 6/1/49	180,267	200,277

TOTAL FREDDIE MAC		8,019,574

Ginnie Mae - 6.7%
2.5% 3/20/50 to 8/20/50	797,315	841,093
2.5% 9/1/50 (d)	300,000	316,158
3% 7/20/42 to 8/20/50	2,878,545	3,039,049
3% 9/1/50 (d)	100,000	105,321
3% 9/1/50 (d)	150,000	157,982
3% 9/1/50 (d)	125,000	131,652
3% 9/1/50 (d)	300,000	315,964
3.5% 2/20/46 to 12/20/49	2,022,204	2,149,299
3.5% 9/1/50 (d)	300,000	315,657
3.5% 9/1/50 (d)	800,000	841,753
3.5% 9/1/50 (d)	200,000	210,438
4% 4/20/47 to 2/20/50	1,328,972	1,419,109
4% 9/1/50 (d)	200,000	213,033
4% 9/1/50 (d)	100,000	106,517
4.5% 8/20/48 to 12/20/49	729,500	785,634
4.5% 9/1/50 (d)	100,000	107,278
5% 12/20/47 to 3/20/49	176,037	192,478
5.5% 12/20/48	48,456	53,556

TOTAL GINNIE MAE		11,301,971

Uniform Mortgage Backed Securities - 4.2%
2.5% 9/1/35 (d)	250,000	262,266
2.5% 9/1/35 (d)	400,000	419,625
2.5% 9/1/50 (d)	600,000	631,570
2.5% 9/1/50 (d)	800,000	842,094
3% 9/1/35 (d)	100,000	105,000
3% 9/1/50 (d)	850,000	896,450
3% 9/1/50 (d)	600,000	632,789
3% 9/1/50 (d)	500,000	527,324
3% 9/1/50 (d)	925,000	975,549
3% 9/1/50 (d)	500,000	527,324
3.5% 9/1/50 (d)	500,000	527,364
4% 9/1/50 (d)	400,000	426,313
4.5% 9/1/50 (d)	300,000	323,988

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		7,097,656

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $43,563,653)		44,542,081

Asset-Backed Securities - 0.0%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$17,423	$17,783
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	15,000	16,914
TOTAL ASSET-BACKED SECURITIES
(Cost $32,414)		34,697

Commercial Mortgage Securities - 1.0%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	100,000	108,985
Series 2020-BN25 Class A5, 2.649% 1/15/63	80,000	87,296
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	50,000	56,032
Series 2019-B9 Class A5, 4.0156% 3/15/52	60,000	70,895
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	115,876	125,506
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	75,000	81,128
Class A5, 3.0161% 9/15/52	75,000	82,668
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 1/25/30	200,000	220,129
Series K057 Class A2, 2.57% 7/25/26	80,000	87,619
Series K080 Class A2, 3.926% 7/25/28	60,000	72,409
Series K-1510 Class A2, 3.718% 1/25/31	41,000	49,227
Series K068 Class A2, 3.244% 8/25/27	70,000	80,449
Series K094 Class A2, 2.903% 6/25/29	110,000	125,836
GS Mortgage Securities Trust sequential payer Series 2020-GC45 Class A5, 2.9106% 2/13/53	100,000	111,004
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	109,194
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	30,000	32,597
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	75,000	82,641
Series 2020-C55 Class A5, 2.725% 2/15/53	27,000	29,495
Series 2018-C48 Class A5, 4.302% 1/15/52	65,000	77,635
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,542,631)		1,690,745

Municipal Securities - 0.1%
California Gen. Oblig. Series 2009, 7.55% 4/1/39	60,000	106,044
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	85,000	87,004
TOTAL MUNICIPAL SECURITIES
(Cost $168,601)		193,048

Foreign Government and Government Agency Obligations - 1.6%
Alberta Province 2.95% 1/23/24	$110,000	$119,071
Chilean Republic 3.25% 9/14/21	134,000	138,020
Colombian Republic 4.5% 3/15/29	200,000	225,250
Hungarian Republic:
5.375% 2/21/23	134,000	147,986
5.375% 3/25/24	32,000	36,770
Italian Republic 2.375% 10/17/24	200,000	206,843
Manitoba Province 2.6% 4/16/24	180,000	193,635
Ontario Province 2.3% 6/15/26	107,000	116,010
Panamanian Republic 4% 9/22/24	120,000	132,038
Peruvian Republic 7.35% 7/21/25	113,000	145,417
Polish Government:
3.25% 4/6/26	53,000	59,890
5% 3/23/22	136,000	145,542
Province of Quebec 2.375% 1/31/22	350,000	360,150
United Mexican States:
3.25% 4/16/30	200,000	206,800
3.75% 1/11/28	200,000	216,375
4% 10/2/23	128,000	139,440
Uruguay Republic 4.375% 1/23/31	128,116	153,659
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,565,715)		2,742,896

Supranational Obligations - 1.7%
Asian Development Bank:
2.5% 11/2/27	156,000	175,592
2.75% 3/17/23	540,000	574,338
European Investment Bank:
1.375% 5/15/23	320,000	329,972
2% 12/15/22	470,000	489,153
2.25% 6/24/24	50,000	53,712
2.875% 8/15/23	90,000	96,986
3.125% 12/14/23	90,000	98,413
Inter-American Development Bank:
0.625% 7/15/25	125,000	126,279
1.75% 3/14/25	66,000	69,977
2.25% 6/18/29	30,000	33,610
3.125% 9/18/28	60,000	71,156
International Bank for Reconstruction & Development:
0.375% 7/28/25	130,000	129,863
0.75% 8/26/30	70,000	69,111
0.875% 5/14/30	67,000	67,062
1.5% 8/28/24	50,000	52,320
1.625% 1/15/25	63,000	66,389
1.875% 6/19/23	20,000	20,897
2.5% 3/19/24	120,000	129,133
2.75% 7/23/21	130,000	132,902
International Finance Corp. 0.75% 8/27/30	40,000	39,517
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,710,959)		2,826,382

Bank Notes - 0.2%
RBS Citizens NA 2.25% 4/28/25
(Cost $279,880)	279,000	297,665
	Shares	Value

Money Market Funds - 4.6%
Fidelity Cash Central Fund 0.12% (e)
(Cost $7,786,727)	7,785,253	7,786,810
TOTAL INVESTMENT IN SECURITIES - 105.4%
(Cost $170,239,405)		178,001,131
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(9,045,753)
NET ASSETS - 100%		$168,955,378

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,549,396 or 1.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,559
Total	$20,559

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$45,403,449	$--	$45,403,449	$--
U.S. Government and Government Agency Obligations	72,483,358	--	72,483,358	--
U.S. Government Agency - Mortgage Securities	44,542,081	--	44,542,081	--
Asset-Backed Securities	34,697	--	34,697	--
Commercial Mortgage Securities	1,690,745	--	1,690,745	--
Municipal Securities	193,048	--	193,048	--
Foreign Government and Government Agency Obligations	2,742,896	--	2,742,896	--
Supranational Obligations	2,826,382	--	2,826,382	--
Bank Notes	297,665	--	297,665	--
Money Market Funds	7,786,810	7,786,810	--	--
Total Investments in Securities:	$178,001,131	$7,786,810	$170,214,321	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $162,452,678)	$170,214,321
Fidelity Central Funds (cost $7,786,727)	7,786,810
Total Investment in Securities (cost $170,239,405)		$178,001,131
Cash		238
Receivable for investments sold		1,502,139
Receivable for fund shares sold		596,430
Interest receivable		736,268
Distributions receivable from Fidelity Central Funds		921
Total assets		180,837,127
Liabilities
Payable for investments purchased
Regular delivery	$1,662,534
Delayed delivery	10,008,628
Payable for fund shares redeemed	182,974
Distributions payable	14,114
Accrued management fee	13,499
Total liabilities		11,881,749
Net Assets		$168,955,378
Net Assets consist of:
Paid in capital		$160,543,175
Total accumulated earnings (loss)		8,412,203
Net Assets		$168,955,378
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($168,955,378 ÷ 15,210,983 shares)		$11.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$2,448,939
Income from Fidelity Central Funds		20,559
Total income		2,469,498
Expenses
Management fee	$108,916
Independent trustees' fees and expenses	322
Commitment fees	231
Total expenses before reductions	109,469
Expense reductions	(814)
Total expenses after reductions		108,655
Net investment income (loss)		2,360,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	797,089
Fidelity Central Funds	(506)
Total net realized gain (loss)		796,583
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,650,175
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		3,650,176
Net gain (loss)		4,446,759
Net increase (decrease) in net assets resulting from operations		$6,807,602

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,360,843	$1,638,254
Net realized gain (loss)	796,583	220,962
Change in net unrealized appreciation (depreciation)	3,650,176	4,069,183
Net increase (decrease) in net assets resulting from operations	6,807,602	5,928,399
Distributions to shareholders	(2,727,013)	(1,569,840)
Share transactions - net increase (decrease)	87,977,977	45,527,609
Total increase (decrease) in net assets	92,058,566	49,886,168
Net Assets
Beginning of period	76,896,812	27,010,644
End of period	$168,955,378	$76,896,812

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainability Bond Index Fund

Years ended August 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.234	.307	.058
Net realized and unrealized gain (loss)	.453	.680	.018
Total from investment operations	.687	.987	.076
Distributions from net investment income	(.239)	(.295)	(.056)
Distributions from net realized gain	(.048)	(.002)	–
Total distributions	(.287)	(.297)	(.056)
Net asset value, end of period	$11.11	$10.71	$10.02
Total ReturnC,D	6.53%	10.04%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%G
Net investment income (loss)	2.17%	3.03%	2.92%G
Supplemental Data
Net assets, end of period (000 omitted)	$168,955	$76,897	$8,474
Portfolio turnover rateH	92%	89%	36%I

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Sustainability Bond Index (formerly Institutional Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period September 1, 2018 through November 2, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,192,375
Gross unrealized depreciation	(329,500)
Net unrealized appreciation (depreciation)	$7,862,875
Tax Cost	$170,138,256

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$144,778
Undistributed long-term capital gain	$404,550
Net unrealized appreciation (depreciation) on securities and other investments	$7,862,874

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$2,603,679	$ 1,569,840
Long-term Capital Gains	123,334	–
Total	$2,727,013	$ 1,569,840

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainability Bond Index Fund	71,238,791	36,150,390

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Sustainability Bond Index Fund	$231

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $814.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Investor Class	$–	$35,504
Premium Class	–	146,609
Fidelity Sustainability Bond Index Fund	2,727,013	1,387,727
Total	$2,727,013	$1,569,840

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Investor Class
Shares sold	–	84,410	$–	$836,365
Reinvestment of distributions	–	3,394	–	33,559
Shares redeemed	–	(1,014,700)	–	(10,019,953)
Net increase (decrease)	–	(926,896)	$–	$(9,150,029)
Premium Class
Shares sold	–	2,427,060	$–	$24,273,720
Reinvestment of distributions	–	14,658	–	144,812
Shares redeemed	–	(3,364,631)	–	(33,067,044)
Net increase (decrease)	–	(922,913)	$–	$(8,648,512)
Fidelity Sustainability Bond Index Fund
Shares sold	14,600,528	6,828,772	$158,941,251	$68,347,600
Reinvestment of distributions	233,394	129,597	2,523,335	1,332,131
Shares redeemed	(6,801,441)	(625,453)	(73,486,609)	(6,353,581)
Net increase (decrease)	8,032,481	6,332,916	$87,977,977	$63,326,150

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity Core Income Fund were the owners of record of approximately 15% of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainability Bond Index Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 19, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 19, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathon Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Sustainability Bond Index Fund	.10%
Actual		$1,000.00	$1,032.10	$.51
Hypothetical-C		$1,000.00	$1,024.63	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Sustainability Bond Index Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 09, 2020, a distribution of $0.036 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $485,746, or, if subsequently determined to be different, the net capital gain of such year.

A total of 30.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,443,182 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

SBI-I-ANN-1020
1.9887301.102

Fidelity® Series Corporate Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Series Corporate Bond Fund	8.19%	10.33%

 A From August 17, 2018

$10,000 Over Life of Fund

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$12,221	Fidelity® Series Corporate Bond Fund
$12,107	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year, the fund gained 8.19%, outpacing the 7.10% advance of the benchmark, the Bloomberg Barclays U.S. Credit Bond Index. At the total portfolio level, security selection among investment-grade corporate bonds added the most value versus the benchmark, while sector positioning also meaningfully contributed. Picks within the industrials sector were the biggest contributors, led by selections in consumer-driven groups, along with capital goods and communications. Within financials, an overweighted allocation to banks also notably aided performance. Outside of corporate credit, an out-of-benchmark allocation to U.S. Treasuries – held for liquidity purposes – and underweighted exposure to government-agency securities provided a further boost to relative performance. On the downside, small positions in transportation and finance companies moderately detracted versus the benchmark. In financials, overall positioning in REITs (real estate investment trusts) moderately detracted. A modest allocation to cash – also held for liquidity reasons – dampened performance in a rallying market. As of August 31, given tighter credit spreads and fewer compelling investment opportunities, the fund was positioned somewhat cautiously.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, Ben Tarlow assumed co-management responsibilities for the fund, joining David Prothro and Matthew Bartlett.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	6.2%
AA	2.4%
A	16.4%
BBB	60.3%
BB and Below	7.7%
Short-Term Investments and Net Other Assets	7.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	85.0%
U.S. Government and U.S. Government Agency Obligations	6.2%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	7.0%

 * Foreign investments - 17.2%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 85.0%
	Principal Amount	Value
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.:
2.25% 2/1/32	$650,000	$658,832
4.35% 3/1/29	900,000	1,067,252
4.5% 3/9/48	1,350,000	1,581,200
4.9% 6/15/42	250,000	303,594
Level 3 Financing, Inc. 3.4% 3/1/27 (a)	670,000	721,406
Verizon Communications, Inc.:
3.15% 3/22/30	47,000	53,117
4% 3/22/50	500,000	624,269
4.016% 12/3/29	800,000	959,988
		5,969,658
Entertainment - 0.5%
The Walt Disney Co.:
3.8% 3/22/30	600,000	710,789
4.75% 9/15/44	320,000	406,092
		1,116,881
Interactive Media & Services - 0.1%
Tencent Holdings Ltd. 3.575% 4/11/26 (a)	260,000	289,656
Media - 3.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.05% 3/30/29	900,000	1,085,512
5.75% 4/1/48	100,000	124,910
Comcast Corp.:
4.15% 10/15/28	1,075,000	1,302,214
4.7% 10/15/48	500,000	669,093
4.95% 10/15/58	60,000	85,795
COX Communications, Inc. 3.15% 8/15/24 (a)	100,000	108,424
Discovery Communications LLC:
3.625% 5/15/30	83,000	91,847
3.95% 3/20/28	600,000	678,716
Fox Corp.:
3.666% 1/25/22	2,000	2,088
4.03% 1/25/24	3,000	3,316
4.709% 1/25/29	4,000	4,800
5.476% 1/25/39	504,000	665,948
5.576% 1/25/49	3,000	4,116
Time Warner Cable, Inc.:
5.875% 11/15/40	500,000	633,686
7.3% 7/1/38	500,000	710,096
		6,170,561
Wireless Telecommunication Services - 1.6%
Rogers Communications, Inc. 5% 3/15/44	270,000	351,685
T-Mobile U.S.A., Inc.:
3.5% 4/15/25 (a)	650,000	718,120
3.75% 4/15/27 (a)	950,000	1,074,365
Vodafone Group PLC:
4.375% 5/30/28	700,000	837,752
5.25% 5/30/48	300,000	391,749
		3,373,671

TOTAL COMMUNICATION SERVICES		16,920,427

CONSUMER DISCRETIONARY - 4.7%
Automobiles - 1.4%
Daimler Finance North America LLC 3.35% 2/22/23 (a)	650,000	687,351
General Motors Financial Co., Inc.:
3.55% 7/8/22	450,000	467,846
4.15% 6/19/23	400,000	426,692
5.2% 3/20/23	152,000	165,799
Volkswagen Group of America Finance LLC:
3.125% 5/12/23 (a)	200,000	212,219
4.75% 11/13/28 (a)	700,000	846,303
		2,806,210
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.:
3.625% 9/1/49	600,000	669,502
4.875% 12/9/45	470,000	609,781
Starbucks Corp.:
3.55% 8/15/29	250,000	287,538
3.8% 8/15/25	580,000	660,148
4% 11/15/28	100,000	117,782
		2,344,751
Household Durables - 0.4%
D.R. Horton, Inc. 2.5% 10/15/24	829,000	883,889
Multiline Retail - 0.5%
Dollar Tree, Inc.:
4% 5/15/25	500,000	566,693
4.2% 5/15/28	375,000	442,039
		1,008,732
Specialty Retail - 1.3%
AutoNation, Inc. 4.75% 6/1/30	20,000	23,430
AutoZone, Inc. 3.125% 4/18/24	600,000	647,040
Lowe's Companies, Inc.:
4.375% 9/15/45	159,000	193,903
4.55% 4/5/49	600,000	761,070
O'Reilly Automotive, Inc.:
3.55% 3/15/26	75,000	85,672
4.2% 4/1/30	800,000	962,024
4.35% 6/1/28	75,000	88,739
		2,761,878

TOTAL CONSUMER DISCRETIONARY		9,805,460

CONSUMER STAPLES - 5.7%
Beverages - 2.0%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	300,000	368,938
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	500,000	580,498
4.6% 4/15/48	700,000	832,630
4.9% 1/23/31	525,000	668,805
Constellation Brands, Inc. 2.875% 5/1/30	470,000	505,465
Molson Coors Beverage Co. 3% 7/15/26	1,141,000	1,219,061
		4,175,397
Food & Staples Retailing - 0.6%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	138,000	148,418
Costco Wholesale Corp.:
1.375% 6/20/27	114,000	116,386
1.6% 4/20/30	700,000	716,562
1.75% 4/20/32	251,000	258,440
		1,239,806
Food Products - 0.5%
Conagra Brands, Inc.:
3.8% 10/22/21	50,000	51,867
4.6% 11/1/25	70,000	81,346
H.J. Heinz Co. 3.75% 4/1/30 (a)	740,000	790,550
		923,763
Tobacco - 2.6%
Altria Group, Inc.:
4.25% 8/9/42	14,000	14,801
4.8% 2/14/29	607,000	725,931
BAT Capital Corp. 3.557% 8/15/27	1,800,000	1,967,540
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	500,000	544,386
3.75% 7/21/22 (a)	900,000	940,161
4.25% 7/21/25 (a)	700,000	778,253
Reynolds American, Inc. 4.45% 6/12/25	425,000	483,823
		5,454,895

TOTAL CONSUMER STAPLES		11,793,861

ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Alberta Energy Co. Ltd. 8.125% 9/15/30	409,000	438,368
Boardwalk Pipelines LP 3.375% 2/1/23	100,000	102,322
Canadian Natural Resources Ltd.:
2.95% 7/15/30	472,000	482,236
6.25% 3/15/38	375,000	469,154
Cenovus Energy, Inc. 4.25% 4/15/27	1,100,000	1,056,033
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	485,000	559,535
DCP Midstream Operating LP:
3.875% 3/15/23	500,000	506,250
5.125% 5/15/29	450,000	477,005
Enbridge, Inc. 4.5% 6/10/44	250,000	287,299
Encana Corp. 5.15% 11/15/41	136,000	95,782
Energy Transfer Partners LP:
3.75% 5/15/30	54,000	53,547
4.25% 3/15/23	450,000	474,141
4.95% 6/15/28	650,000	696,189
Enterprise Products Operating LP 5.1% 2/15/45	375,000	447,055
Equinor ASA:
1.75% 1/22/26	61,000	63,897
2.375% 5/22/30	550,000	584,040
Hess Corp. 6% 1/15/40	575,000	659,049
Magellan Midstream Partners LP 3.25% 6/1/30	500,000	540,299
Marathon Petroleum Corp. 4.75% 9/15/44	300,000	335,097
MPLX LP:
1.75% 3/1/26	1,073,000	1,072,675
2.65% 8/15/30	702,000	695,319
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (b)(c)	107,000	104,633
2.7% 8/15/22	23,000	22,613
2.9% 8/15/24	83,000	76,360
3.2% 8/15/26	11,000	9,645
4.3% 8/15/39	5,000	3,850
4.4% 8/15/49	5,000	3,850
Petroleos Mexicanos:
6.49% 1/23/27 (a)	75,000	73,883
6.875% 8/4/26	75,000	76,294
Phillips 66 Co.:
3.7% 4/6/23	227,000	244,342
4.875% 11/15/44	300,000	363,986
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	97,000	97,558
4.65% 10/15/25	1,119,000	1,221,235
The Williams Companies, Inc.:
3.5% 11/15/30	913,000	1,003,193
4.55% 6/24/24	400,000	449,263
Total Capital International SA 3.127% 5/29/50	800,000	837,660
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30 (a)	25,000	27,277
Valero Energy Corp. 2.85% 4/15/25	21,000	22,459
Western Gas Partners LP:
5.05% 2/1/30	670,000	686,884
5.375% 6/1/21	700,000	707,000
		16,127,277
FINANCIALS - 27.0%
Banks - 15.8%
AIB Group PLC:
4.263% 4/10/25 (a)(b)	250,000	271,242
4.75% 10/12/23 (a)	1,000,000	1,095,222
Bank Ireland Group PLC 4.5% 11/25/23 (a)	200,000	217,057
Bank of America Corp.:
2.456% 10/22/25 (b)	625,000	662,180
2.676% 6/19/41 (b)	1,030,000	1,047,687
3.004% 12/20/23 (b)	450,000	474,248
3.95% 4/21/25	1,100,000	1,237,371
4.271% 7/23/29 (b)	700,000	826,997
Barclays PLC:
2.645% 6/24/31 (b)	450,000	456,897
3.65% 3/16/25	1,000,000	1,092,540
BNP Paribas SA:
3.052% 1/13/31 (a)(b)	875,000	944,584
4.25% 10/15/24	750,000	835,565
BPCE SA:
2.375% 1/14/25 (a)	1,400,000	1,467,609
4.875% 4/1/26 (a)	200,000	229,563
Citigroup, Inc.:
2.876% 7/24/23 (b)	750,000	781,614
4.075% 4/23/29 (b)	600,000	697,715
4.4% 6/10/25	400,000	455,833
4.45% 9/29/27	1,200,000	1,392,920
Citizens Financial Group, Inc. 4.35% 8/1/25	165,000	184,211
Credit Suisse Group Funding Guernsey Ltd. 3.75% 3/26/25	1,150,000	1,273,417
Danske Bank A/S 3.001% 9/20/22 (a)(b)	540,000	551,367
Discover Bank 2.45% 9/12/24	350,000	370,903
Fifth Third Bancorp:
2.55% 5/5/27	568,000	615,195
8.25% 3/1/38	300,000	497,294
HSBC Holdings PLC:
2.357% 8/18/31 (b)	1,002,000	1,013,088
2.848% 6/4/31 (b)	800,000	839,976
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	104,000	111,654
3.882% 7/24/38 (b)	475,000	569,897
4.203% 7/23/29 (b)	600,000	709,556
Lloyds Banking Group PLC 1.326% 6/15/23 (b)	200,000	201,918
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25	940,000	956,374
2.998% 2/22/22	100,000	103,757
Rabobank Nederland:
3.75% 7/21/26	300,000	338,193
4.625% 12/1/23	750,000	835,056
Regions Financial Corp. 3.8% 8/14/23	10,000	10,906
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	228,000	236,042
6% 12/19/23	600,000	676,465
6.1% 6/10/23	450,000	500,437
Santander Holdings U.S.A., Inc. 3.45% 6/2/25	800,000	862,076
Societe Generale:
3% 1/22/30 (a)	430,000	451,727
3.875% 3/28/24 (a)	700,000	757,805
Standard Chartered PLC 3.785% 5/21/25 (a)(b)	630,000	673,701
Sumitomo Mitsui Financial Group, Inc. 2.442% 10/19/21	100,000	102,303
SVB Financial Group 3.125% 6/5/30	170,000	188,824
Truist Bank 3.2% 4/1/24	100,000	109,187
Wells Fargo & Co.:
2.164% 2/11/26 (b)	730,000	761,362
2.393% 6/2/28 (b)	800,000	835,605
4.478% 4/4/31 (b)	1,000,000	1,220,821
Wells Fargo Bank NA 2.082% 9/9/22 (b)	1,100,000	1,117,280
Zions Bancorp NA:
3.25% 10/29/29	850,000	849,657
3.5% 8/27/21	250,000	255,570
		32,968,468
Capital Markets - 2.7%
Ares Capital Corp.:
3.25% 7/15/25	575,000	574,597
3.875% 1/15/26	240,000	243,548
4.25% 3/1/25	75,000	77,411
Deutsche Bank AG New York Branch 4.25% 10/14/21	500,000	516,595
Goldman Sachs Group, Inc.:
4.223% 5/1/29 (b)	900,000	1,057,221
5.25% 7/27/21	100,000	104,411
Moody's Corp.:
2.55% 8/18/60	255,000	236,576
3.25% 5/20/50	57,000	62,673
Morgan Stanley:
4.35% 9/8/26	1,085,000	1,266,618
4.431% 1/23/30 (b)	111,000	133,925
5% 11/24/25	552,000	649,086
UBS Group AG 3.126% 8/13/30 (a)(b)	613,000	680,406
		5,603,067
Consumer Finance - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	850,000	863,054
Ally Financial, Inc. 4.125% 2/13/22	700,000	724,698
Capital One Financial Corp.:
3.2% 2/5/25	700,000	762,464
3.9% 1/29/24	124,000	135,567
Discover Financial Services:
3.75% 3/4/25	600,000	654,602
3.85% 11/21/22	100,000	106,713
4.1% 2/9/27	50,000	55,662
Ford Motor Credit Co. LLC:
3.096% 5/4/23	300,000	297,750
3.813% 10/12/21	500,000	501,875
4.271% 1/9/27	400,000	403,000
5.596% 1/7/22	700,000	719,229
Synchrony Financial:
3.95% 12/1/27	75,000	79,038
4.375% 3/19/24	407,000	439,192
		5,742,844
Diversified Financial Services - 1.8%
Brixmor Operating Partnership LP:
3.85% 2/1/25	100,000	106,028
4.05% 7/1/30	148,000	158,789
DH Europe Finance II SARL:
2.6% 11/15/29	531,000	577,614
3.4% 11/15/49	650,000	757,029
Equitable Holdings, Inc. 4.35% 4/20/28	700,000	799,774
General Electric Capital Corp. 5.875% 1/14/38	475,000	548,535
USAA Capital Corp. 2.125% 5/1/30 (a)	150,000	158,871
Voya Financial, Inc.:
3.125% 7/15/24	75,000	80,709
3.65% 6/15/26	600,000	678,935
		3,866,284
Insurance - 3.9%
AIA Group Ltd.:
3 month U.S. LIBOR + 0.520% 0.8264% 9/20/21 (a)(b)(c)	200,000	200,076
3.6% 4/9/29 (a)	700,000	787,847
American International Group, Inc.:
3.4% 6/30/30	700,000	775,075
3.9% 4/1/26	950,000	1,086,743
Five Corners Funding Trust II 2.85% 5/15/30 (a)	890,000	950,896
Guardian Life Insurance Co. of America 4.85% 1/24/77 (a)	400,000	530,580
Hartford Financial Services Group, Inc. 4.3% 4/15/43	275,000	321,562
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	11,000	12,185
4.375% 3/15/29	10,000	12,163
4.9% 3/15/49	434,000	609,312
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	350,000	380,555
New York Life Insurance Co. 4.45% 5/15/69 (a)	54,000	67,117
Principal Financial Group, Inc. 3.7% 5/15/29	96,000	111,789
Protective Life Global Funding 3.397% 6/28/21 (a)	150,000	154,173
Reliance Standard Life Global Funding II 2.75% 5/7/25 (a)	478,000	499,738
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	600,000	685,462
Unum Group 4.5% 3/15/25	681,000	757,313
Willis Group North America, Inc. 3.6% 5/15/24	186,000	203,620
		8,146,206

TOTAL FINANCIALS		56,326,869

HEALTH CARE - 8.6%
Biotechnology - 1.4%
AbbVie, Inc.:
2.95% 11/21/26 (a)	875,000	962,351
4.25% 11/21/49 (a)	700,000	842,533
4.5% 5/14/35	300,000	369,806
4.55% 3/15/35 (a)	75,000	93,583
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	400,000	390,062
Upjohn, Inc.:
1.65% 6/22/25 (a)	27,000	27,732
2.7% 6/22/30 (a)	28,000	29,208
4% 6/22/50 (a)	105,000	114,330
		2,829,605
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co. 2.823% 5/20/30	750,000	813,693
Boston Scientific Corp. 2.65% 6/1/30	500,000	532,352
		1,346,045
Health Care Providers & Services - 2.8%
Anthem, Inc. 2.25% 5/15/30	700,000	725,827
Centene Corp.:
4.25% 12/15/27	125,000	131,250
4.625% 12/15/29	195,000	213,689
4.75% 1/15/25	100,000	102,858
Cigna Corp.:
3.2% 9/17/20	100,000	100,122
3.4% 9/17/21	18,000	18,562
3.4% 3/15/50	500,000	535,275
3.75% 7/15/23	615,000	669,473
4.125% 11/15/25	4,000	4,624
4.375% 10/15/28	561,000	671,366
4.8% 8/15/38	307,000	386,240
4.9% 12/15/48	7,000	9,248
CVS Health Corp.:
4.78% 3/25/38	600,000	734,960
5.05% 3/25/48	350,000	454,332
HCA Holdings, Inc.:
5.125% 6/15/39	217,000	268,744
5.25% 6/15/49	240,000	299,766
UnitedHealth Group, Inc. 4.75% 7/15/45	350,000	474,806
		5,801,142
Pharmaceuticals - 3.8%
AstraZeneca PLC 6.45% 9/15/37	385,000	594,156
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	1,050,000	1,205,076
Bristol-Myers Squibb Co.:
3.2% 6/15/26	479,000	544,598
3.9% 2/20/28	460,000	536,443
4.125% 6/15/39	138,000	176,545
4.25% 10/26/49	480,000	637,159
4.55% 2/20/48	425,000	585,543
Elanco Animal Health, Inc.:
4.912% 8/27/21 (b)	100,000	102,375
5.272% 8/28/23 (b)	700,000	775,747
5.9% 8/28/28 (b)	575,000	686,047
Mylan NV:
4.55% 4/15/28	1,004,000	1,174,470
5.25% 6/15/46	300,000	374,752
Perrigo Finance PLC 3.15% 6/15/30	600,000	630,563
		8,023,474

TOTAL HEALTH CARE		18,000,266

INDUSTRIALS - 7.1%
Aerospace & Defense - 1.2%
Northrop Grumman Corp. 4.03% 10/15/47	375,000	456,687
The Boeing Co.:
5.04% 5/1/27	900,000	990,303
5.15% 5/1/30	885,000	990,904
		2,437,894
Airlines - 1.0%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	206,784	133,468
Delta Air Lines, Inc. 3.4% 4/19/21	500,000	501,164
Southwest Airlines Co.:
5.125% 6/15/27	475,000	518,043
5.25% 5/4/25	680,000	742,184
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	165,000	115,500
United Airlines, Inc. 4.55% 2/25/33	186,274	156,499
		2,166,858
Building Products - 0.5%
Carrier Global Corp. 2.7% 2/15/31 (a)	900,000	938,380
Electrical Equipment - 0.0%
Rockwell Automation, Inc. 3.5% 3/1/29	70,000	80,992
Industrial Conglomerates - 1.1%
General Electric Co.:
3.45% 5/1/27	31,000	32,912
4.35% 5/1/50	391,000	397,279
Roper Technologies, Inc.:
2% 6/30/30	835,000	854,156
3.65% 9/15/23	900,000	979,961
		2,264,308
Machinery - 1.2%
Caterpillar, Inc. 3.25% 9/19/49	545,000	610,275
Ingersoll-Rand Luxembourg Finance SA:
3.5% 3/21/26	900,000	1,009,965
4.5% 3/21/49	300,000	375,918
Westinghouse Air Brake Co. 3.2% 6/15/25	385,000	405,209
		2,401,367
Professional Services - 0.1%
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	25,000	25,930
Leidos, Inc.:
2.95% 5/15/23 (a)	92,000	96,761
3.625% 5/15/25 (a)	70,000	77,989
		200,680
Road & Rail - 1.4%
Avolon Holdings Funding Ltd. 5.5% 1/15/23 (a)	700,000	685,667
Burlington Northern Santa Fe LLC 4.7% 9/1/45	500,000	672,835
CSX Corp. 4.3% 3/1/48	775,000	976,850
Norfolk Southern Corp. 3.155% 5/15/55 (a)	516,000	539,188
		2,874,540
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.25% 1/15/23	25,000	25,065
2.3% 2/1/25	850,000	836,953
3.5% 1/15/22	100,000	102,211
4.25% 2/1/24	364,000	379,842
		1,344,071

TOTAL INDUSTRIALS		14,709,090

INFORMATION TECHNOLOGY - 2.3%
Electronic Equipment & Components - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	72,000	73,864
6.02% 6/15/26 (a)	675,000	794,682
		868,546
IT Services - 0.2%
Fiserv, Inc. 3.5% 7/1/29	271,000	308,223
The Western Union Co. 2.85% 1/10/25	59,000	62,318
		370,541
Semiconductors & Semiconductor Equipment - 1.0%
Micron Technology, Inc.:
2.497% 4/24/23	160,000	167,076
4.185% 2/15/27	350,000	400,931
4.64% 2/6/24	942,000	1,047,646
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (a)	375,000	399,790
		2,015,443
Software - 0.2%
Oracle Corp. 4% 11/15/47	375,000	440,903
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 3.85% 8/4/46	800,000	986,985

TOTAL INFORMATION TECHNOLOGY		4,682,418

MATERIALS - 1.7%
Chemicals - 1.7%
LYB International Finance II BV 3.5% 3/2/27	550,000	611,833
LYB International Finance III LLC 2.875% 5/1/25	650,000	697,993
Sherwin-Williams Co. 4.5% 6/1/47	375,000	473,908
The Dow Chemical Co.:
3.625% 5/15/26	625,000	698,105
4.55% 11/30/25	18,000	20,881
Westlake Chemical Corp. 3.375% 6/15/30	900,000	954,008
		3,456,728
Containers & Packaging - 0.0%
Avery Dennison Corp. 4.875% 12/6/28	50,000	61,459

TOTAL MATERIALS		3,518,187

REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.4%
Alexandria Real Estate Equities, Inc. 1.875% 2/1/33	950,000	939,094
American Campus Communities Operating Partnership LP 3.875% 1/30/31	339,000	368,196
American Tower Corp.:
2.1% 6/15/30	350,000	357,199
2.4% 3/15/25	800,000	852,679
Camden Property Trust 2.8% 5/15/30	58,000	63,440
Crown Castle International Corp. 3.25% 1/15/51	450,000	464,662
Federal Realty Investment Trust 3.95% 1/15/24	700,000	758,905
Hudson Pacific Properties LP 3.95% 11/1/27	700,000	756,622
Omega Healthcare Investors, Inc. 4.5% 1/15/25	600,000	630,267
Realty Income Corp. 3.25% 1/15/31	30,000	33,337
Retail Properties America, Inc. 4.75% 9/15/30	277,000	274,199
Simon Property Group LP 2.45% 9/13/29	750,000	749,854
UDR, Inc. 2.1% 8/1/32	439,000	440,159
Ventas Realty LP 4.4% 1/15/29	650,000	728,166
Welltower, Inc.:
3.625% 3/15/24	10,000	10,811
4.125% 3/15/29	675,000	758,135
WP Carey, Inc.:
4.25% 10/1/26	450,000	506,961
4.6% 4/1/24	375,000	412,095
		9,104,781
Real Estate Management & Development - 0.3%
Mid-America Apartments LP 3.95% 3/15/29	100,000	115,971
Tanger Properties LP 3.125% 9/1/26	497,000	467,552
		583,523

TOTAL REAL ESTATE		9,688,304

UTILITIES - 7.4%
Electric Utilities - 3.6%
Cincinnati Gas & Electric Co. 2.125% 6/1/30	770,000	813,918
Cleco Corporate Holdings LLC 3.743% 5/1/26	990,000	1,056,332
Duke Energy Corp. 2.45% 6/1/30	70,000	73,832
Duquesne Light Holdings, Inc. 3.616% 8/1/27 (a)	560,000	600,451
Edison International 3.55% 11/15/24	670,000	713,586
Entergy Corp. 2.8% 6/15/30	72,000	78,350
Exelon Corp. 5.1% 6/15/45	370,000	479,887
FirstEnergy Corp.:
2.25% 9/1/30	534,000	530,982
2.65% 3/1/30	780,000	802,006
Nevada Power Co. 3.7% 5/1/29	75,000	88,131
NextEra Energy Capital Holdings, Inc.:
2.75% 11/1/29	1,100,000	1,201,466
3.25% 4/1/26	370,000	417,895
Xcel Energy, Inc. 3.5% 12/1/49	618,000	696,943
		7,553,779
Gas Utilities - 0.8%
Dominion Gas Holdings LLC 3% 11/15/29	582,000	642,159
ONE Gas, Inc. 2% 5/15/30	278,000	289,274
Southern Co. Gas Capital Corp. 4.4% 5/30/47	625,000	754,230
		1,685,663
Independent Power and Renewable Electricity Producers - 0.7%
Emera U.S. Finance LP 3.55% 6/15/26	800,000	896,554
The AES Corp.:
3.3% 7/15/25 (a)	216,000	231,821
3.95% 7/15/30 (a)	389,000	421,015
		1,549,390
Multi-Utilities - 2.3%
Ameren Corp. 2.5% 9/15/24	1,000,000	1,067,377
Dominion Energy, Inc.:
3.071% 8/15/24 (b)	400,000	434,020
4.25% 6/1/28	775,000	914,152
NiSource, Inc.:
0.95% 8/15/25	163,000	163,408
3.49% 5/15/27	100,000	112,914
4.375% 5/15/47	300,000	372,264
Puget Energy, Inc. 4.1% 6/15/30 (a)	885,000	975,767
Sempra Energy 3.8% 2/1/38	600,000	681,248
		4,721,150

TOTAL UTILITIES		15,509,982

TOTAL NONCONVERTIBLE BONDS
(Cost $164,435,927)		177,082,141

U.S. Treasury Obligations - 6.2%
U.S. Treasury Bonds 2% 2/15/50
(Cost $13,092,866)	11,473,000	12,912,504

Municipal Securities - 0.0%
California Gen. Oblig. Series 2009, 7.55% 4/1/39
(Cost $109,670)	75,000	132,555

Foreign Government and Government Agency Obligations - 0.4%
Kingdom of Saudi Arabia 2.9% 10/22/25 (a)	$200,000	$212,200
Peruvian Republic 2.392% 1/23/26	285,000	300,105
State of Qatar 3.375% 3/14/24 (a)	200,000	215,438
United Mexican States 3.25% 4/16/30	200,000	206,800
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $883,476)		934,543

Bank Notes - 1.0%
BBVA U.S.A.:
2.875% 6/29/22	$250,000	$257,200
3.5% 6/11/21	900,000	918,389
RBS Citizens NA 3.7% 3/29/23	800,000	859,894
TOTAL BANK NOTES
(Cost $1,969,734)		2,035,483

Preferred Securities - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Enbridge, Inc. U.S. TREASURY 5 YEAR INDEX + 5.314% 5.75% 7/15/80(b)(c)	$
(Cost $755,128)	753,000	798,963
	Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.12% (d)
(Cost $6,637,008)	6,635,691	6,637,018
TOTAL INVESTMENT IN SECURITIES - 96.2%
(Cost $187,883,809)		200,533,207
NET OTHER ASSETS (LIABILITIES) - 3.8%		7,885,157
NET ASSETS - 100%		$208,418,364

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,280,126 or 14.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,051
Total	$56,051

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$177,082,141	$--	$177,082,141	$--
U.S. Government and Government Agency Obligations	12,912,504	--	12,912,504	--
Municipal Securities	132,555	--	132,555	--
Foreign Government and Government Agency Obligations	934,543	--	934,543	--
Bank Notes	2,035,483	--	2,035,483	--
Preferred Securities	798,963	--	798,963	--
Money Market Funds	6,637,018	6,637,018	--	--
Total Investments in Securities:	$200,533,207	$6,637,018	$193,896,189	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.8%
United Kingdom	4.7%
France	2.7%
Canada	2.0%
Luxembourg	1.7%
Ireland	1.4%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $181,246,801)	$193,896,189
Fidelity Central Funds (cost $6,637,008)	6,637,018
Total Investment in Securities (cost $187,883,809)		$200,533,207
Cash		9,310
Receivable for investments sold		1,985
Receivable for fund shares sold		10,985,680
Interest receivable		1,731,146
Distributions receivable from Fidelity Central Funds		876
Total assets		213,262,204
Liabilities
Payable for investments purchased	$4,794,499
Payable for fund shares redeemed	47,983
Other payables and accrued expenses	1,358
Total liabilities		4,843,840
Net Assets		$208,418,364
Net Assets consist of:
Paid in capital		$193,925,260
Total accumulated earnings (loss)		14,493,104
Net Assets		$208,418,364
Net Asset Value, offering price and redemption price per share ($208,418,364 ÷ 18,428,050 shares)		$11.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$4,759,210
Income from Fidelity Central Funds		56,051
Total income		4,815,261
Expenses
Custodian fees and expenses	$3,830
Independent trustees' fees and expenses	445
Commitment fees	323
Total expenses before reductions	4,598
Expense reductions	(643)
Total expenses after reductions		3,955
Net investment income (loss)		4,811,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,064,578
Fidelity Central Funds	(64)
Total net realized gain (loss)		2,064,514
Change in net unrealized appreciation (depreciation) on investment securities		5,681,077
Net gain (loss)		7,745,591
Net increase (decrease) in net assets resulting from operations		$12,556,897

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,811,306	$1,790,759
Net realized gain (loss)	2,064,514	250,057
Change in net unrealized appreciation (depreciation)	5,681,077	7,024,468
Net increase (decrease) in net assets resulting from operations	12,556,897	9,065,284
Distributions to shareholders	(5,277,140)	(1,802,163)
Share transactions
Proceeds from sales of shares	124,762,956	99,694,917
Reinvestment of distributions	5,276,391	1,802,152
Cost of shares redeemed	(39,366,153)	(8,580,182)
Net increase (decrease) in net assets resulting from share transactions	90,673,194	92,916,887
Total increase (decrease) in net assets	97,952,951	100,180,008
Net Assets
Beginning of period	110,465,413	10,285,405
End of period	$208,418,364	$110,465,413
Other Information
Shares
Sold	11,428,308	9,811,318
Issued in reinvestment of distributions	484,485	173,823
Redeemed	(3,677,203)	(826,373)
Net increase (decrease)	8,235,590	9,158,768

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Corporate Bond Fund

Years ended August 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.84	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.353	.377	.013
Net realized and unrealized gain (loss)	.511	.917	(.050)
Total from investment operations	.864	1.294	(.037)
Distributions from net investment income	(.356)	(.397)	(.013)
Distributions from net realized gain	(.038)	(.007)	–
Total distributions	(.394)	(.404)	(.013)
Net asset value, end of period	$11.31	$10.84	$9.95
Total ReturnC,D	8.19%	13.38%	(.37)%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.01%	- %G,H
Expenses net of fee waivers, if any	- %G	.01%	- %G,H
Expenses net of all reductions	- %G	- %G	- %G,H
Net investment income (loss)	3.26%	3.73%	3.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$208,418	$110,465	$10,285
Portfolio turnover rateI	37%	32%	43%J

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Series Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,576,621
Gross unrealized depreciation	(958,815)
Net unrealized appreciation (depreciation)	$12,617,806
Tax Cost	$187,915,401

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,193,894
Undistributed long-term capital gain	$681,403
Net unrealized appreciation (depreciation) on securities and other investments	$12,617,806

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$5,277,140	$ 1,802,163

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Corporate Bond Fund	95,606,650	19,056,673

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Corporate Bond Fund	$323

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $643.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Corporate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Corporate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Series Corporate Bond Fund	- %-C
Actual		$1,000.00	$1,036.20	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Corporate Bond Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 09, 2020, a distribution of $0.106 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $ 681,403, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.26%% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

XBC-ANN-1020
1.9891231.102

Fidelity Flex® Funds

Fidelity Flex® Conservative Income Bond Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Conservative Income Bond Fund	2.10%	2.47%

 A From May 31, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Bond Fund on May 31, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$10,565	Fidelity Flex® Conservative Income Bond Fund
$10,457	Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid continued international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Maura Walsh and David DeBiase:  For the fiscal year ending August 31, 2020, the fund’s share classes gained 2.10%, topping, net of fees, the 1.51% advance of the benchmark, the Bloomberg Barclays U.S. 3-6 Month Treasury Bills Index. Exposure to corporate bonds added meaningful relative value the past 12 months. Within corporates, bonds of banking companies helped the most by far. Positioning among the securities of industrial companies also contributed, including the bonds of capital goods, consumer-related and energy firms. Elsewhere, small positions among natural-gas and electric utility companies helped to a small degree. Conversely, the fund’s cash holdings detracted slightly and investing 5% of fund assets, on average, in U.S. Treasury securities generally broke even versus the benchmark. Cash and Treasury holdings each boosted portfolio liquidity, however. As of August 31, we continue to focus mainly on higher-quality corporate issues. That said, by period end, we increased the fund’s position in Treasury securities to about 9% of fund assets, while reducing fund exposure to corporate bonds. We also boosted the fund’s cash stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2020, David DeBiase assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 8/31/20
0-30	28.6%
31-90	15.4%
91-180	7.1%
181-397	16.9%
> 397	32.0%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	58.6%
U.S. Government and U.S. Government Agency Obligations	8.8%
Bank Notes	4.5%
Certificates of Deposit	5.2%
Commercial Paper	5.6%
Master Notes	0.8%
Cash and Cash Equivalents	16.0%
Net Other Assets (Liabilities)%	0.5%

 * Foreign investments - 22.8%

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 58.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.1%
The Walt Disney Co. 3 month U.S. LIBOR + 0.250% 0.6% 9/1/21 (a)(b)	$81,000	$81,142
Media - 0.6%
Comcast Corp. 3 month U.S. LIBOR + 0.330% 0.6261% 10/1/20 (a)(b)	179,000	179,059
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.7205% 3/4/22 (a)(b)	550,000	550,637
		729,696
Wireless Telecommunication Services - 0.2%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.9064% 3/22/22 (a)(b)	250,000	251,662

TOTAL COMMUNICATION SERVICES		1,062,500

CONSUMER DISCRETIONARY - 2.2%
Automobiles - 1.8%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.210% 0.4669% 2/12/21 (a)(b)	350,000	350,206
3 month U.S. LIBOR + 0.280% 0.5518% 10/19/20 (a)(b)	300,000	300,047
3.15% 1/8/21	46,000	46,434
BMW U.S. Capital LLC 3 month U.S. LIBOR + 0.500% 0.7535% 8/13/21 (a)(b)(c)	400,000	400,406
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.670% 0.919% 11/5/21 (a)(b)(c)	250,000	250,117
3 month U.S. LIBOR + 0.900% 1.1801% 2/15/22 (a)(b)(c)	450,000	451,127
General Motors Financial Co., Inc. 3 month U.S. LIBOR + 0.850% 1.1184% 4/9/21 (a)(b)	250,000	249,948
Volkswagen Group of America Finance LLC 2.5% 9/24/21 (c)	200,000	204,066
		2,252,351
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp. 2.05% 4/23/22	450,000	461,396

TOTAL CONSUMER DISCRETIONARY		2,713,747

CONSUMER STAPLES - 1.7%
Beverages - 0.4%
The Coca-Cola Co.:
1.55% 9/1/21	202,000	204,493
3.15% 11/15/20	300,000	301,801
		506,294
Food & Staples Retailing - 0.2%
Walmart, Inc. 3.125% 6/23/21	200,000	204,735
Food Products - 0.2%
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 0.8109% 4/16/21 (a)(b)	250,000	250,652
Tobacco - 0.9%
Philip Morris International, Inc.:
1.875% 2/25/21	700,000	704,797
4.125% 5/17/21	394,000	404,179
		1,108,976

TOTAL CONSUMER STAPLES		2,070,657

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets PLC:
3 month U.S. LIBOR + 0.250% 0.5061% 11/24/20 (a)(b)	350,000	350,169
3.062% 3/17/22	150,000	156,306
Chevron Corp. 3 month U.S. LIBOR + 0.900% 1.1525% 5/11/23 (a)(b)	400,000	408,293
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 0.6101% 8/16/22 (a)(b)	350,000	351,564
MPLX LP 3 month U.S. LIBOR + 0.900% 1.2129% 9/9/21 (a)(b)	21,000	20,999
Occidental Petroleum Corp. 3 month U.S. LIBOR + 1.250% 1.5035% 8/13/21 (a)(b)	75,000	73,341
Western Gas Partners LP 3 month U.S. LIBOR + 0.850% 2.1163% 1/13/23 (a)(b)	61,000	57,953
		1,418,625
FINANCIALS - 45.3%
Banks - 29.2%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 0.6818% 1/19/21 (a)(b)(c)	900,000	901,179
3 month U.S. LIBOR + 0.570% 0.821% 8/27/21 (a)(b)(c)	200,000	200,848
Bank of America Corp.:
2.328% 10/1/21 (a)	750,000	751,173
2.738% 1/23/22 (a)	700,000	706,316
3.124% 1/20/23 (a)	100,000	103,519
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.7098% 9/10/21 (a)(b)	250,000	250,751
3 month U.S. LIBOR + 0.460% 0.7263% 4/13/21 (a)(b)	700,000	702,098
3 month U.S. LIBOR + 0.570% 0.8538% 3/26/22 (a)(b)	300,000	301,994
1.9% 8/27/21	400,000	407,321
Banque Federative du Credit Mutuel SA:
1.96% 7/21/21 (c)	350,000	355,055
2.5% 4/13/21 (c)	400,000	405,277
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 0.7263% 1/11/21 (a)(b)	1,200,000	1,201,418
1.7% 5/12/22	200,000	203,681
2.65% 1/11/21	400,000	402,588
Barclays PLC 4.61% 2/15/23 (a)	350,000	367,980
BB&T Corp. 2.05% 5/10/21	500,000	505,388
BBVA U.S.A. 3 month U.S. LIBOR + 0.730% 1.0446% 6/11/21 (a)(b)	500,000	501,381
BNP Paribas SA 3 month U.S. LIBOR + 0.390% 0.632% 8/7/21 (a)(b)(c)	300,000	300,701
BPCE SA 3 month U.S. LIBOR + 0.300% 0.5681% 1/14/22 (a)(b)(c)	350,000	350,389
Capital One Bank NA 2.014% 1/27/23 (a)	400,000	407,562
Citibank NA:
3 month U.S. LIBOR + 0.530% 0.7978% 2/19/22 (a)(b)	350,000	350,495
3 month U.S. LIBOR + 0.600% 0.853% 5/20/22 (a)(b)	350,000	351,107
Citigroup, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.870% 0.9524% 11/4/22 (a)(b)	302,000	303,146
2.312% 11/4/22 (a)	200,000	204,029
Credit Suisse Group Funding Guernsey Ltd.:
3 month U.S. LIBOR + 2.290% 2.5618% 4/16/21 (a)(b)	1,000,000	1,013,360
3.45% 4/16/21	475,000	483,990
Fifth Third Bank, Cincinnati 3 month U.S. LIBOR + 0.640% 0.891% 2/1/22 (a)(b)	750,000	754,244
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.650% 0.9684% 9/11/21 (a)(b)	400,000	400,047
2.95% 5/25/21	950,000	968,163
Huntington Bancshares, Inc. 3.15% 3/14/21	700,000	708,984
Huntington National Bank 3.25% 5/14/21	350,000	356,394
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 1.100% 1.4176% 6/7/21 (a)(b)	250,000	251,805
3 month U.S. LIBOR + 1.200% 1.4746% 10/29/20 (a)(b)	250,000	250,221
2.4% 6/7/21	424,000	430,277
2.55% 3/1/21	600,000	605,640
3.514% 6/18/22 (a)	900,000	922,346
4.35% 8/15/21	700,000	727,126
4.625% 5/10/21	250,000	257,495
KeyBank NA 3 month U.S. LIBOR + 0.810% 1.0661% 11/22/21 (a)(b)	250,000	251,840
KeyCorp 2.9% 9/15/20	300,000	300,276
Lloyds Bank PLC 3.3% 5/7/21	200,000	203,928
Lloyds Banking Group PLC:
3% 1/11/22	700,000	723,903
3.1% 7/6/21	200,000	204,612
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 0.8945% 7/26/21 (a)(b)	453,000	454,931
3 month U.S. LIBOR + 0.700% 1.0176% 3/7/22 (a)(b)	250,000	251,700
3 month U.S. LIBOR + 1.060% 1.3734% 9/13/21 (a)(b)	387,000	390,329
2.95% 3/1/21	600,000	607,911
3.535% 7/26/21	300,000	308,410
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.940% 1.1959% 2/28/22 (a)(b)	350,000	353,312
3 month U.S. LIBOR + 1.140% 1.4534% 9/13/21 (a)(b)	350,000	353,436
2.632% 4/12/21 (c)	200,000	202,820
MUFG Union Bank NA 3 month U.S. LIBOR + 0.600% 0.9176% 3/7/22 (a)(b)	300,000	301,359
PNC Bank NA:
3 month U.S. LIBOR + 0.430% 0.7429% 12/9/22 (a)(b)	350,000	351,151
1.743% 2/24/23 (a)	250,000	254,870
Rabobank Nederland 3.875% 2/8/22	150,000	157,647
Rabobank Nederland New York Branch:
3 month U.S. LIBOR + 0.430% 0.6745% 4/26/21 (a)(b)	600,000	601,681
3 month U.S. LIBOR + 0.830% 1.1029% 1/10/22 (a)(b)	250,000	252,517
Royal Bank of Canada:
3 month U.S. LIBOR + 0.390% 0.6583% 4/30/21 (a)(b)	350,000	350,908
3 month U.S. LIBOR + 0.400% 0.6445% 1/25/21 (a)(b)	700,000	701,161
Skandinaviska Enskilda Banken AB 3 month U.S. LIBOR + 0.430% 0.7101% 5/17/21 (a)(b)(c)	400,000	401,098
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.370% 0.6409% 10/16/20 (a)(b)	250,000	250,130
Sumitomo Mitsui Financial Group, Inc.:
3 month U.S. LIBOR + 1.140% 1.4118% 10/19/21 (a)(b)	350,000	353,802
2.442% 10/19/21	400,000	409,211
2.934% 3/9/21	700,000	709,557
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.470% 0.7261% 5/24/21 (a)(b)	700,000	702,338
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.260% 0.559% 9/17/20 (a)(b)	250,000	250,040
3 month U.S. LIBOR + 0.270% 0.569% 3/17/21 (a)(b)	250,000	250,409
3 month U.S. LIBOR + 0.430% 0.7446% 6/11/21 (a)(b)	350,000	350,981
3 month U.S. LIBOR + 0.530% 0.88% 12/1/22 (a)(b)	250,000	251,445
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.5682% 1/27/23 (a)(b)	700,000	701,541
2.5% 12/14/20	400,000	402,551
Truist Bank:
3 month U.S. LIBOR + 0.500% 0.7445% 10/26/21 (a)(b)	300,000	300,216
3 month U.S. LIBOR + 0.590% 0.841% 8/2/22 (a)(b)	300,000	300,972
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.730% 0.8215% 3/9/23 (a)(b)	523,000	525,906
U.S. Bancorp 2.35% 1/29/21	350,000	352,391
U.S. Bank NA, Cincinnati 3 month U.S. LIBOR + 0.180% 0.4514% 1/21/22 (a)(b)	814,000	815,040
Wells Fargo & Co.:
2.1% 7/26/21	400,000	406,219
2.5% 3/4/21	547,000	553,081
4.6% 4/1/21	400,000	409,985
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.310% 0.585% 1/15/21 (a)(b)	250,000	250,263
3 month U.S. LIBOR + 0.620% 0.871% 5/27/22 (a)(b)	600,000	601,965
2.082% 9/9/22 (a)	250,000	253,927
		36,047,258
Capital Markets - 7.2%
Credit Suisse AG:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.450% 0.5355% 2/4/22 (a)(b)	1,250,000	1,252,159
2.1% 11/12/21	650,000	663,865
Deutsche Bank AG New York Branch:
3.15% 1/22/21	400,000	403,228
3.375% 5/12/21	184,000	186,822
4.25% 2/4/21	150,000	152,109
Goldman Sachs Group, Inc. 5.75% 1/24/22	450,000	483,023
Morgan Stanley:
3 month U.S. LIBOR + 1.180% 1.4518% 1/20/22 (a)(b)	750,000	753,017
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.7889% 1/20/23 (a)(b)	500,000	500,966
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.830% 0.9222% 6/10/22 (a)(b)	659,000	661,111
2.5% 4/21/21	500,000	507,033
2.625% 11/17/21	942,000	967,389
5.5% 7/28/21	200,000	209,171
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.681% 11/1/21 (a)(b)	500,000	501,770
UBS AG London Branch 1.75% 4/21/22 (c)	350,000	357,133
UBS Group AG:
3 month U.S. LIBOR + 1.780% 2.0481% 4/14/21 (a)(b)(c)	500,000	505,261
3% 4/15/21 (c)	750,000	762,531
		8,866,588
Consumer Finance - 5.4%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.849% 11/5/21 (a)(b)	400,000	402,240
3 month U.S. LIBOR + 0.620% 0.873% 5/20/22 (a)(b)	350,000	352,443
2.75% 5/20/22	400,000	415,186
3% 2/22/21	359,000	362,738
3.375% 5/17/21	400,000	407,710
3.7% 11/5/21	350,000	362,933
American Express Credit Corp.:
3 month U.S. LIBOR + 0.700% 1.0371% 3/3/22 (a)(b)	550,000	554,007
2.25% 5/5/21	300,000	303,518
2.7% 3/3/22	300,000	310,186
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.950% 1.3% 6/1/21 (a)(b)(c)	300,000	292,278
Ford Motor Credit Co. LLC 3 month U.S. LIBOR + 0.430% 0.681% 11/2/20 (a)(b)	250,000	248,501
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.170% 0.4384% 10/9/20 (a)(b)	250,000	250,055
3 month U.S. LIBOR + 0.240% 0.5584% 3/12/21 (a)(b)	350,000	350,293
3 month U.S. LIBOR + 0.260% 0.5698% 9/10/21 (a)(b)	300,000	300,436
2.75% 3/15/22	100,000	103,697
2.875% 3/12/21	350,000	354,901
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.120% 0.3785% 8/13/21 (a)(b)	278,000	278,251
3 month U.S. LIBOR + 0.150% 0.4184% 10/9/20 (a)(b)	250,000	250,053
0.45% 7/22/22	342,000	342,380
1.15% 5/26/22	400,000	406,310
		6,648,116
Diversified Financial Services - 0.5%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 0.7569% 6/25/21 (a)(b)(c)	399,000	400,318
BP Capital Markets America, Inc. 4.742% 3/11/21	242,000	247,725
		648,043
Insurance - 3.0%
Marsh & McLennan Companies, Inc.:
3 month U.S. LIBOR + 1.200% 1.506% 12/29/21 (a)(b)	120,000	120,092
3.5% 12/29/20	236,000	238,477
Metropolitan Life Global Funding I:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.57% 5/28/21 (a)(b)(c)	350,000	350,650
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.570% 0.64% 9/7/20 (a)(b)(c)	200,000	200,014
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.570% 0.6642% 1/13/23 (a)(b)(c)	642,000	644,722
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.850% 0.92% 1/15/21 (a)(b)(c)	300,000	300,674
Metropolitan Tower Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.550% 0.6432% 1/17/23 (a)(b)(c)	200,000	200,672
0.55% 7/13/22 (c)	450,000	450,551
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.5514% 1/21/22 (a)(b)(c)	250,000	250,632
3 month U.S. LIBOR + 0.280% 0.5529% 1/10/23 (a)(b)(c)	279,000	278,676
3 month U.S. LIBOR + 0.320% 0.5685% 8/6/21 (a)(b)(c)	118,000	118,346
Pricoa Global Funding I 2.55% 11/24/20 (c)	150,000	150,650
Protective Life Global Funding 3 month U.S. LIBOR + 0.520% 0.826% 6/28/21 (a)(b)(c)	250,000	250,914
Prudential Financial, Inc. 4.5% 11/16/21	100,000	104,874
		3,659,944

TOTAL FINANCIALS		55,869,949

HEALTH CARE - 2.1%
Biotechnology - 0.3%
AbbVie, Inc. 3 month U.S. LIBOR + 0.650% 0.8969% 11/21/22 (a)(b)(c)	350,000	351,704
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.870% 1.181% 12/29/20 (a)(b)	188,000	188,077
Health Care Providers & Services - 0.3%
Cigna Corp. 3 month U.S. LIBOR + 0.650% 0.949% 9/17/21 (a)(b)	101,000	101,022
CVS Health Corp. 3 month U.S. LIBOR + 0.720% 1.0329% 3/9/21 (a)(b)	250,000	250,821
		351,843
Pharmaceuticals - 1.4%
AstraZeneca PLC 2.375% 11/16/20	400,000	401,744
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 0.9269% 6/25/21 (a)(b)(c)	400,000	401,038
Bristol-Myers Squibb Co.:
2.55% 5/14/21	500,000	507,937
2.6% 5/16/22	400,000	415,769
		1,726,488

TOTAL HEALTH CARE		2,618,112

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.4%
General Dynamics Corp. 3% 5/11/21	450,000	458,525
Industrial Conglomerates - 1.1%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.6133% 8/8/22 (a)(b)	720,000	722,732
0.483% 8/19/22	600,000	601,351
		1,324,083
Machinery - 1.7%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.4569% 11/12/21 (a)(b)	249,000	249,259
3 month U.S. LIBOR + 0.220% 0.4965% 1/6/22 (a)(b)	142,000	142,213
3 month U.S. LIBOR + 0.230% 0.5434% 3/15/21 (a)(b)	350,000	350,355
3 month U.S. LIBOR + 0.300% 0.6176% 3/8/21 (a)(b)	274,000	274,354
3 month U.S. LIBOR + 0.390% 0.6701% 5/17/21 (a)(b)	350,000	350,922
0.95% 5/13/22	400,000	404,176
2.65% 5/17/21	182,000	184,952
2.9% 3/15/21	200,000	202,814
		2,159,045

TOTAL INDUSTRIALS		3,941,653

INFORMATION TECHNOLOGY - 1.1%
IT Services - 0.7%
IBM Corp. 2.85% 5/13/22	200,000	208,548
IBM Credit LLC 3 month U.S. LIBOR + 0.260% 0.5318% 1/20/21 (a)(b)	700,000	700,761
		909,309
Semiconductors & Semiconductor Equipment - 0.4%
NVIDIA Corp. 2.2% 9/16/21	450,000	458,145

TOTAL INFORMATION TECHNOLOGY		1,367,454

UTILITIES - 1.0%
Electric Utilities - 0.5%
Florida Power & Light Co. 3 month U.S. LIBOR + 0.380% 0.6406% 7/28/23 (a)(b)	258,000	258,248
Georgia Power Co. 2.4% 4/1/21	400,000	404,172
		662,420
Multi-Utilities - 0.5%
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 0.6969% 6/25/21 (a)(b)	550,000	551,547

TOTAL UTILITIES		1,213,967

TOTAL NONCONVERTIBLE BONDS
(Cost $71,942,093)		72,276,664

U.S. Government and Government Agency Obligations - 8.8%
U.S. Government Agency Obligations - 0.3%
Fannie Mae U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.180% 0.25% 7/8/22 (a)(b)	400,000	399,850
U.S. Treasury Obligations - 8.5%
U.S. Treasury Notes:
U.S. TREASURY 3 MONTH BILL + 0.130% 0.239% 4/30/21 (a)(b)	$500,000	$500,368
0.125% 5/31/22	1,813,000	1,812,363
0.125% 6/30/22	2,539,000	2,538,204
1.75% 12/31/20	1,905,000	1,915,269
1.75% 7/31/21	1,877,000	1,903,689
1.875% 11/30/21	1,794,000	1,832,263

TOTAL U.S. TREASURY OBLIGATIONS		10,502,156

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,872,194)		10,902,006

Bank Notes - 4.5%
Capital One NA 2.95% 7/23/21	400,000	407,786
Fifth Third Bank, Cincinnati:
2.2% 10/30/20	350,000	350,530
2.25% 6/14/21	600,000	608,532
KeyBank NA 3.35% 6/15/21	250,000	255,964
PNC Bank NA 2.15% 4/29/21	364,000	368,057
RBS Citizens NA 2.25% 10/30/20	250,000	250,384
Svenska Handelsbanken AB 3.35% 5/24/21	350,000	357,844
Truist Bank:
2.8% 5/17/22	800,000	832,269
2.85% 4/1/21	400,000	404,992
3.525% 10/26/21 (a)	500,000	502,337
U.S. Bank NA, Cincinnati:
1.8% 1/21/22	400,000	408,434
3.45% 11/16/21	400,000	414,235
Wells Fargo Bank NA 3.625% 10/22/21	350,000	362,564
TOTAL BANK NOTES
(Cost $5,490,908)		5,523,928

Certificates of Deposit - 5.2%
Bank of Montreal yankee:
3 month U.S. LIBOR + 0.040% 0.3201% 11/17/20 (a)(b)	400,000	400,068
1.05% 9/14/20	350,000	350,131
Bank of Nova Scotia yankee 3 month U.S. LIBOR + 0.090% 0.4271% 9/3/20 (a)(b)	400,000	400,002
Bank of Tokyo-Mitsubishi UFJ Ltd. yankee 0.25% 11/25/20	500,000	500,090
Barclays Bank PLC yankee 0.6% 11/24/20	400,000	400,368
Credit Industriel et Commercial yankee 3 month U.S. LIBOR + 0.150% 0.425% 7/15/21 (a)(b)	500,000	500,521
Credit Suisse AG yankee 0.47% 2/26/21	400,000	400,456
Goldman Sachs Bank U.S.A.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.250% 0.331% 2/16/21 (a)(b)	350,000	350,192
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.4855% 11/5/20 (a)(b)	400,000	400,227
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.4955% 10/8/20 (a)(b)	400,000	400,139
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.430% 0.5029% 2/26/21 (a)(b)	350,000	350,506
Mizuho Corporate Bank Ltd. yankee 0.38% 11/23/20	400,000	400,188
Royal Bank of Canada yankee 3 month U.S. LIBOR + 0.080% 0.3898% 9/10/20 (a)(b)	350,000	350,010
Skandinaviska Enskilda Banken yankee 3 month U.S. LIBOR + 0.070% 0.3384% 10/9/20 (a)(b)	400,000	400,041
Sumitomo Mitsui Banking Corp. yankee 0.34% 12/7/20	400,000	400,179
Svenska Handelsbanken, Inc. yankee 3 month U.S. LIBOR + 0.040% 0.3084% 10/9/20 (a)(b)	400,000	400,033
TOTAL CERTIFICATES OF DEPOSIT
(Cost $6,400,000)		6,403,151

Commercial Paper - 5.6%
American Honda Finance Corp. 0.6% 9/11/20	500,000	499,976
Atlantic Asset Securitization Corp.:
0.34% 12/10/20 (Liquidity Facility Credit Agricole CIB)	400,000	399,843
0.35% 1/8/21 (Liquidity Facility Credit Agricole CIB)	350,000	349,731
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 0.4% 1/11/21 (c)	400,000	399,721
Royal Bank of Canada:
3 month U.S. LIBOR + 0.090% 0.4205% 9/4/20 (a)(b)	400,000	400,003
yankee 1% 9/14/20	350,000	349,990
Sumitomo Mitsui Trust Bank Ltd. yankee:
0.36% 9/28/20	400,000	399,966
0.4% 11/20/20	400,000	399,850
0.41% 12/21/20	400,000	399,761
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.090% 0.3614% 7/20/21 (a)(b)	500,000	500,353
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.020% 0.2633% 11/10/20 (a)(b)	400,000	400,015
3 month U.S. LIBOR + 0.050% 0.3184% 10/9/20 (a)(b)	300,000	300,022
3 month U.S. LIBOR + 0.110% 0.4284% 6/10/21 (a)(b)	350,000	350,135
TransCanada PipeLines Ltd. 0.32% 9/1/20	300,000	299,999
UBS AG London Branch:
3 month U.S. LIBOR + 0.070% 0.376% 12/29/20 (a)(b)	300,000	300,019
3 month U.S. LIBOR + 0.170% 0.445% 7/14/21 (a)(b)	350,000	350,060
yankee:
0% 2/22/21	400,000	399,421
0% 6/23/21	400,000	398,550
TOTAL COMMERCIAL PAPER
(Cost $6,895,130)		6,897,415

Master Notes - 0.8%
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.250% 0.3625% 11/20/20 (a)(b)(d)
(Cost $1,000,000)	1,000,000	1,000,000
	Shares	Value

Money Market Funds - 15.2%
Fidelity Cash Central Fund 0.12% (e)
(Cost $18,672,683)	18,668,888	18,672,622
	Maturity Amount	Value

Repurchase Agreements - 0.8%
With Mizuho Securities U.S.A., Inc. at 0.73%, dated 8/17/20 due 2/12/21 (Collateralized by Corporate Obligations valued at $1,080,329, 5.36%-5.55%, 11/2/26-5/25/35)
(Cost $1,000,000)	1,003,630	1,000,000
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $122,273,008)		122,675,786
NET OTHER ASSETS (LIABILITIES) - 0.5%		631,338
NET ASSETS - 100%		$123,307,124

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,089,568 or 9.0% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,000 or 0.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.250% 0.3625% 11/20/20	3/2/20	$1,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$46,542
Total	$46,542

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $3,986,400. Net realized gain (loss) and change in net unrealized appreciation (depreciation) was $(895) and $(174), respectively. Purchases and sales of the Fidelity Cash Central Fund were $97,087,904 and $82,400,613, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$72,276,664	$--	$72,276,664	$--
U.S. Government and Government Agency Obligations	10,902,006	--	10,902,006	--
Bank Notes	5,523,928	--	5,523,928	--
Certificates of Deposit	6,403,151	--	6,403,151	--
Commercial Paper	6,897,415	--	6,897,415	--
Master Notes	1,000,000	--	1,000,000	--
Money Market Funds	18,672,622	18,672,622	--	--
Repurchase Agreements	1,000,000	--	1,000,000	--
Total Investments in Securities:	$122,675,786	$18,672,622	$104,003,164	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.2%
United Kingdom	6.1%
Canada	6.0%
Japan	3.9%
Sweden	1.6%
Bailiwick of Guernsey	1.2%
France	1.1%
Switzerland	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including repurchase agreements of $1,000,000) — See accompanying schedule: Unaffiliated issuers (cost $103,600,325)	$104,003,164
Fidelity Central Funds (cost $18,672,683)	18,672,622
Total Investment in Securities (cost $122,273,008)		$122,675,786
Receivable for fund shares sold		335,499
Interest receivable		358,557
Distributions receivable from Fidelity Central Funds		1,827
Total assets		123,371,669
Liabilities
Payable for fund shares redeemed	$64,368
Distributions payable	177
Total liabilities		64,545
Net Assets		$123,307,124
Net Assets consist of:
Paid in capital		$122,884,287
Total accumulated earnings (loss)		422,837
Net Assets		$123,307,124
Net Asset Value, offering price and redemption price per share ($123,307,124 ÷ 12,279,179 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest		$1,522,246
Income from Fidelity Central Funds		46,542
Total income		1,568,788
Expenses
Independent trustees' fees and expenses	$285
Commitment fees	207
Total expenses		492
Net investment income (loss)		1,568,296
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,631
Fidelity Central Funds	(895)
Total net realized gain (loss)		21,736
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	307,565
Fidelity Central Funds	(174)
Total change in net unrealized appreciation (depreciation)		307,391
Net gain (loss)		329,127
Net increase (decrease) in net assets resulting from operations		$1,897,423

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,568,296	$1,688,711
Net realized gain (loss)	21,736	1,294
Change in net unrealized appreciation (depreciation)	307,391	76,759
Net increase (decrease) in net assets resulting from operations	1,897,423	1,766,764
Distributions to shareholders	(1,568,473)	(1,749,517)
Share transactions
Proceeds from sales of shares	97,485,397	43,554,435
Reinvestment of distributions	1,228,909	292,082
Cost of shares redeemed	(51,328,526)	(19,158,737)
Net increase (decrease) in net assets resulting from share transactions	47,385,780	24,687,780
Total increase (decrease) in net assets	47,714,730	24,705,027
Net Assets
Beginning of period	75,592,394	50,887,367
End of period	$123,307,124	$75,592,394
Other Information
Shares
Sold	9,752,362	4,355,320
Issued in reinvestment of distributions	122,833	29,208
Redeemed	(5,145,292)	(1,915,969)
Net increase (decrease)	4,729,903	2,468,559

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Bond Fund

Years ended August 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.169	.275	.059
Net realized and unrealized gain (loss)	.039	.002	.007
Total from investment operations	.208	.277	.066
Distributions from net investment income	(.178)	(.287)	(.046)
Total distributions	(.178)	(.287)	(.046)
Net asset value, end of period	$10.04	$10.01	$10.02
Total ReturnC	2.10%	2.80%	.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	- %G
Net investment income (loss)	1.69%	2.76%	2.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$123,307	$75,592	$50,887
Portfolio turnover rateH	44%	12%	10%I

 A For the period May 31, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper, certificates of deposit, master notes and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$420,679
Gross unrealized depreciation	(17,901)
Net unrealized appreciation (depreciation)	$402,778
Tax Cost	$122,273,008

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,750
Undistributed long-term capital gain	$307
Net unrealized appreciation (depreciation) on securities and other investments	$402,778

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$1,568,473	$ 1,749,517

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Bond Fund	43,967,754	24,022,611

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Conservative Income Bond Fund	$207

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Conservative Income Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 31, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 31, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Flex Conservative Income Bond Fund	- %-C
Actual		$1,000.00	$1,008.40	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Conservative Income Bond Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 09, 2020, a distribution of $ 0.002 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $307, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $716,202 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

ZCI-ANN-1020
1.9887609.102

Fidelity® Series Bond Index Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Series Bond Index	6.42%	9.34%

 A From April 26, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Bond Index Fund on April 26, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,282	Fidelity® Series Bond Index
$11,282	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2020, the fund gained 6.42% about in line, net of fees, with the 6.47% return of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark can be impacted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern time, while the benchmark is priced at 3:00 p.m. Eastern. For this 12-month reporting period, pricing differences had no material impact on the fund’s performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	70.3%
AAA	3.5%
AA	3.1%
A	10.2%
BBB	12.4%
BB and Below	0.9%
Short-Term Investments and Net Other Assets*	(0.4)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Corporate Bonds	25.8%
U.S. Government and U.S. Government Agency Obligations	70.3%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.1%
Municipal Bonds	0.4%
Other Investments	2.7%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 6.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
1.65% 2/1/28	$2,000,000	$2,027,015
2.25% 2/1/32	3,000,000	3,040,764
2.75% 6/1/31	3,000,000	3,178,200
2.95% 7/15/26	1,425,000	1,570,616
3.3% 2/1/52	3,550,000	3,514,798
3.5% 6/1/41	1,500,000	1,588,150
3.55% 6/1/24	535,000	587,930
3.6% 7/15/25	1,130,000	1,265,848
3.65% 6/1/51	1,950,000	2,035,986
3.8% 2/15/27	1,604,000	1,829,220
4.125% 2/17/26	4,870,000	5,621,756
4.3% 2/15/30	2,000,000	2,389,320
4.35% 6/15/45	4,414,000	5,027,044
4.5% 3/9/48	1,706,000	1,998,169
4.55% 3/9/49	33,000	38,893
4.65% 6/1/44	1,403,000	1,624,227
4.75% 5/15/46	1,836,000	2,191,876
4.85% 7/15/45	1,705,000	2,025,811
4.9% 8/15/37	4,533,000	5,577,375
5.15% 11/15/46	1,150,000	1,435,962
5.15% 2/15/50	6,485,000	8,289,775
5.55% 8/15/41	1,301,000	1,678,804
6.35% 3/15/40	178,000	243,871
6.375% 3/1/41	1,221,000	1,723,813
British Telecommunications PLC 9.625% 12/15/30 (a)	805,000	1,310,465
Orange SA 5.5% 2/6/44	535,000	783,676
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	2,388,000	2,736,600
4.665% 3/6/38	1,050,000	1,232,329
5.213% 3/8/47	1,167,000	1,418,454
5.462% 2/16/21	481,000	491,799
5.52% 3/1/49	600,000	756,139
7.045% 6/20/36	464,000	674,570
Verizon Communications, Inc.:
2.625% 8/15/26	4,123,000	4,537,508
3.15% 3/22/30	3,860,000	4,362,337
3.5% 11/1/24	535,000	594,830
4.125% 3/16/27	1,247,000	1,471,199
4.272% 1/15/36	4,327,000	5,290,629
4.4% 11/1/34	673,000	839,794
4.75% 11/1/41	178,000	233,833
5.012% 4/15/49	2,100,000	2,914,087
5.012% 8/21/54	2,238,000	3,221,310
5.25% 3/16/37	2,763,000	3,740,089
5.5% 3/16/47	4,791,000	6,986,294
6.55% 9/15/43	2,231,000	3,569,658
		107,670,823
Entertainment - 0.2%
NBCUniversal, Inc. 6.4% 4/30/40	535,000	824,598
The Walt Disney Co.:
2% 9/1/29	1,877,000	1,951,585
2.65% 1/13/31	5,000,000	5,409,964
2.75% 9/1/49	1,876,000	1,839,546
3.5% 5/13/40	1,000,000	1,123,918
3.6% 1/13/51	1,000,000	1,130,592
3.7% 10/15/25	1,247,000	1,419,007
3.8% 3/22/30	2,800,000	3,317,017
3.8% 5/13/60	1,000,000	1,161,947
5.4% 10/1/43	691,000	950,106
6.15% 3/1/37	705,000	1,002,303
6.15% 2/15/41	1,872,000	2,737,142
TWDC Enterprises 18 Corp. 2.3% 2/12/21	845,000	852,568
Viacom, Inc. 4.375% 3/15/43	470,000	500,836
		24,221,129
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	1,400,000	1,397,333
1.1% 8/15/30	2,700,000	2,685,069
1.998% 8/15/26	410,000	440,406
2.05% 8/15/50	2,700,000	2,554,834
3.625% 5/19/21	673,000	689,371
		7,767,013
Media - 0.8%
CBS Corp.:
3.375% 2/15/28	1,880,000	2,069,258
4% 1/15/26	1,069,000	1,207,026
4.2% 6/1/29	2,200,000	2,524,717
4.6% 1/15/45	1,301,000	1,412,601
4.95% 5/19/50	1,440,000	1,671,490
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	700,000	693,772
3.75% 2/15/28	3,250,000	3,621,048
4.2% 3/15/28	1,961,000	2,244,697
4.908% 7/23/25	1,423,000	1,655,621
5.125% 7/1/49	2,445,000	2,851,213
5.375% 5/1/47	1,900,000	2,286,554
5.75% 4/1/48	933,000	1,165,412
6.384% 10/23/35	2,397,000	3,313,482
6.484% 10/23/45	836,000	1,116,744
Comcast Corp.:
1.5% 2/15/31	2,700,000	2,680,892
1.95% 1/15/31	2,690,000	2,767,974
2.35% 1/15/27	4,242,000	4,554,653
2.45% 8/15/52	2,700,000	2,569,722
2.65% 2/1/30	1,500,000	1,639,390
2.8% 1/15/51	2,700,000	2,717,481
3.125% 7/15/22	535,000	562,200
3.15% 3/1/26	891,000	999,444
3.3% 2/1/27	5,722,000	6,471,568
3.375% 8/15/25	2,442,000	2,735,518
3.45% 2/1/50	2,000,000	2,242,190
3.7% 4/15/24	1,848,000	2,051,813
3.969% 11/1/47	926,000	1,113,560
4% 3/1/48	2,139,000	2,580,000
4.15% 10/15/28	3,360,000	4,070,175
4.65% 7/15/42	1,604,000	2,067,159
4.7% 10/15/48	5,708,000	7,638,371
4.75% 3/1/44	963,000	1,269,846
4.95% 10/15/58	1,340,000	1,916,084
6.4% 3/1/40	178,000	272,218
6.55% 7/1/39	535,000	832,294
6.95% 8/15/37	1,195,000	1,885,614
Discovery Communications LLC:
3.25% 4/1/23	416,000	441,486
3.625% 5/15/30	2,100,000	2,323,836
4.65% 5/15/50	2,100,000	2,398,632
4.875% 4/1/43	874,000	988,852
5.2% 9/20/47	1,497,000	1,787,341
5.3% 5/15/49	800,000	978,814
Fox Corp.:
4.03% 1/25/24	837,000	925,034
4.709% 1/25/29	1,850,000	2,220,103
5.476% 1/25/39	679,000	897,180
5.576% 1/25/49	1,660,000	2,277,305
Time Warner Cable, Inc.:
4.5% 9/15/42	1,961,000	2,188,249
7.3% 7/1/38	713,000	1,012,597
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	911,000	958,395
2.55% 2/15/22	501,000	517,048
3% 7/30/46	802,000	824,778
3.15% 9/17/25	1,688,000	1,882,932
4.125% 6/1/44	1,016,000	1,227,297
		107,321,680
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
3.125% 7/16/22	750,000	780,703
3.625% 4/22/29	2,503,000	2,830,737
6.125% 11/15/37	1,491,000	2,098,583
Rogers Communications, Inc.:
2.9% 11/15/26	445,000	491,206
3.625% 12/15/25	356,000	405,070
3.7% 11/15/49	1,300,000	1,490,067
4.1% 10/1/23	860,000	948,598
4.3% 2/15/48	1,850,000	2,285,482
5.45% 10/1/43	1,029,000	1,415,973
T-Mobile U.S.A., Inc.:
3.5% 4/15/25 (b)	4,990,000	5,512,952
3.75% 4/15/27 (b)	5,000,000	5,654,550
3.875% 4/15/30 (b)	2,150,000	2,457,257
Vodafone Group PLC:
2.5% 9/26/22	535,000	556,500
2.95% 2/19/23	1,230,000	1,301,759
3.75% 1/16/24	1,843,000	2,020,101
4.375% 5/30/28	6,205,000	7,426,074
5.125% 6/19/59	1,000,000	1,254,046
5.25% 5/30/48	2,907,000	3,796,050
		42,725,708

TOTAL COMMUNICATION SERVICES		289,706,353

CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	1,417,000	1,431,717
1.7% 9/9/21	802,000	812,450
2.15% 9/10/24	3,830,000	4,048,470
2.3% 9/9/26	891,000	953,279
3.55% 1/12/24	4,350,000	4,759,604
Ford Motor Co. 4.75% 1/15/43	1,364,000	1,263,405
General Motors Co.:
5% 10/1/28	248,000	276,060
5.2% 4/1/45	761,000	820,963
5.95% 4/1/49	900,000	1,057,544
6.6% 4/1/36	1,041,000	1,246,708
6.75% 4/1/46	1,275,000	1,546,383
General Motors Financial Co., Inc.:
3.25% 1/5/23	1,284,000	1,332,420
3.85% 1/5/28	1,247,000	1,312,898
4% 1/15/25	2,629,000	2,837,394
4% 10/6/26	656,000	706,933
4.3% 7/13/25	2,210,000	2,418,957
4.35% 1/17/27	1,425,000	1,543,188
4.375% 9/25/21	1,638,000	1,694,103
5.1% 1/17/24	6,462,000	7,099,412
5.65% 1/17/29	3,507,000	4,119,833
		41,281,721
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	850,000	899,097
George Washington University 4.3% 9/15/44	356,000	440,903
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	846,000	856,529
3.75% 8/21/28	829,000	952,194
4.3% 2/21/48	886,000	1,066,041
Massachusetts Institute of Technology:
3.885% 7/1/2116	504,000	628,107
3.959% 7/1/38	842,000	1,051,955
Northwestern University 4.643% 12/1/44	597,000	811,897
President and Fellows of Harvard College:
3.3% 7/15/56	865,000	1,057,119
3.619% 10/1/37	178,000	219,007
Rice University 3.774% 5/15/55	340,000	435,684
Trustees of Princeton Univ. 5.7% 3/1/39	178,000	274,122
University Notre Dame du Lac 3.438% 2/15/45	593,000	707,241
University of Southern California 5.25% 10/1/2111	356,000	563,984
		9,963,880
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	410,000	411,910
3.6% 7/1/30	1,350,000	1,570,118
3.625% 9/1/49	3,800,000	4,240,181
3.7% 1/30/26	3,007,000	3,433,540
4.45% 3/1/47	1,013,000	1,256,956
4.875% 12/9/45	968,000	1,255,889
6.3% 3/1/38	1,256,000	1,858,203
Metropolitan Museum of Art 3.4% 7/1/45	535,000	653,563
Starbucks Corp.:
2.45% 6/15/26	1,782,000	1,932,950
3.8% 8/15/25	1,239,000	1,410,212
3.85% 10/1/23	335,000	366,455
4% 11/15/28	1,247,000	1,468,742
4.5% 11/15/48	837,000	1,024,436
		20,883,155
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
0.8% 6/3/25	2,000,000	2,026,374
1.5% 6/3/30	4,000,000	4,082,951
2.4% 2/22/23	2,825,000	2,967,204
2.5% 6/3/50	1,000,000	1,005,882
2.8% 8/22/24	1,155,000	1,257,560
3.15% 8/22/27	1,864,000	2,134,048
3.875% 8/22/37	4,601,000	5,747,679
4.05% 8/22/47	2,306,000	2,980,985
4.25% 8/22/57	1,183,000	1,610,304
4.8% 12/5/34	1,069,000	1,474,827
		25,287,814
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	1,551,000	1,671,538
4% 5/15/25	1,425,000	1,615,074
Kohl's Corp. 4.75% 12/15/23	380,000	387,705
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	481,000	398,028
4.3% 2/15/43	846,000	503,370
Nordstrom, Inc.:
4% 3/15/27	804,000	705,252
5% 1/15/44	356,000	250,531
Target Corp.:
3.9% 11/15/47	1,549,000	2,008,847
4% 7/1/42	1,247,000	1,596,467
		9,136,812
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	668,000	729,029
AutoZone, Inc.:
3.125% 7/15/23	682,000	728,536
3.25% 4/15/25	713,000	786,172
3.7% 4/15/22	980,000	1,023,785
3.75% 6/1/27	1,034,000	1,181,468
Lowe's Companies, Inc.:
3.65% 4/5/29	1,909,000	2,209,225
3.7% 4/15/46	624,000	704,556
4.05% 5/3/47	2,050,000	2,436,503
4.55% 4/5/49	1,688,000	2,141,144
4.65% 4/15/42	1,158,000	1,464,856
5% 4/15/40	2,280,000	3,017,059
O'Reilly Automotive, Inc. 3.85% 6/15/23	504,000	542,582
The Home Depot, Inc.:
2.5% 4/15/27	3,300,000	3,611,382
2.8% 9/14/27	891,000	989,028
2.95% 6/15/29	4,000,000	4,509,678
3% 4/1/26	1,788,000	2,015,305
3.125% 12/15/49	1,000,000	1,094,822
3.75% 2/15/24	1,198,000	1,325,149
3.9% 12/6/28	1,027,000	1,229,807
3.9% 6/15/47	1,529,000	1,857,831
4.2% 4/1/43	281,000	352,076
4.25% 4/1/46	584,000	745,950
4.5% 12/6/48	1,331,000	1,775,933
4.875% 2/15/44	513,000	694,566
5.875% 12/16/36	1,854,000	2,766,476
		39,932,918
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	10,010,000	10,783,300
3.375% 11/1/46	802,000	918,893
		11,702,193

TOTAL CONSUMER DISCRETIONARY		158,188,493

CONSUMER STAPLES - 2.0%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	504,000	528,778
3.3% 2/1/23	1,642,000	1,746,964
3.65% 2/1/26	10,789,000	12,170,106
4.625% 2/1/44	1,025,000	1,205,929
4.7% 2/1/36	868,000	1,030,145
4.9% 2/1/46	3,240,000	3,931,635
Anheuser-Busch InBev Worldwide, Inc.:
4.15% 1/23/25	2,504,000	2,848,913
4.439% 10/6/48	1,318,000	1,530,192
4.6% 4/15/48	3,342,000	3,975,213
5.55% 1/23/49	7,412,000	10,002,868
5.8% 1/23/59 (Reg. S)	2,487,000	3,533,964
8.2% 1/15/39	499,000	800,661
Constellation Brands, Inc.:
3.5% 5/9/27	1,782,000	1,991,477
3.7% 12/6/26	1,346,000	1,549,670
Diageo Capital PLC:
1.375% 9/29/25	2,400,000	2,475,889
2% 4/29/30	2,600,000	2,701,978
2.125% 4/29/32	2,400,000	2,489,144
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	2,400,000	2,771,369
4.057% 5/25/23	2,674,000	2,921,589
4.985% 5/25/38	1,284,000	1,678,891
Molson Coors Beverage Co.:
2.1% 7/15/21	874,000	885,022
3% 7/15/26	3,101,000	3,313,153
4.2% 7/15/46	2,358,000	2,429,454
PepsiCo, Inc.:
1.625% 5/1/30	7,471,000	7,723,551
2.15% 10/14/20	2,139,000	2,140,481
2.25% 5/2/22	2,139,000	2,206,853
2.375% 10/6/26	1,203,000	1,315,808
3% 10/15/27	3,245,000	3,648,598
3.6% 8/13/42	535,000	654,599
4.25% 10/22/44	1,069,000	1,382,218
4.45% 4/14/46	1,034,000	1,375,659
The Coca-Cola Co.:
1.45% 6/1/27	1,500,000	1,552,118
1.55% 9/1/21	711,000	719,773
1.65% 6/1/30	1,500,000	1,554,750
2.2% 5/25/22	2,674,000	2,764,961
2.5% 6/1/40	1,500,000	1,547,278
2.6% 6/1/50	1,500,000	1,519,947
2.75% 6/1/60	1,500,000	1,509,039
2.875% 10/27/25	1,707,000	1,890,820
3.15% 11/15/20	659,000	662,957
		102,682,414
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	1,069,000	1,154,878
Kroger Co.:
2.65% 10/15/26	508,000	554,652
3.5% 2/1/26	713,000	803,398
5.15% 8/1/43	485,000	622,783
5.4% 1/15/49	1,161,000	1,587,989
Sysco Corp.:
3.3% 7/15/26	584,000	632,363
3.3% 2/15/50	2,800,000	2,583,067
3.75% 10/1/25	1,016,000	1,119,076
Walgreen Co. 3.1% 9/15/22	508,000	533,590
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	2,600,000	2,753,829
3.45% 6/1/26	891,000	979,276
4.65% 6/1/46	980,000	1,047,189
Walmart, Inc.:
2.85% 7/8/24	4,600,000	5,000,565
3.3% 4/22/24	3,387,000	3,700,909
3.4% 6/26/23	1,668,000	1,807,803
3.7% 6/26/28	2,192,000	2,598,106
4.05% 6/29/48	4,969,000	6,409,838
4.3% 4/22/44	1,069,000	1,416,786
5.625% 4/1/40	356,000	522,327
5.625% 4/15/41	820,000	1,242,258
6.5% 8/15/37	1,475,000	2,347,824
		39,418,506
Food Products - 0.4%
Campbell Soup Co.:
2.5% 8/2/22	846,000	876,725
4.8% 3/15/48	2,496,000	3,210,574
Conagra Brands, Inc.:
3.2% 1/25/23	1,569,000	1,656,376
3.8% 10/22/21	837,000	868,246
4.3% 5/1/24	1,598,000	1,787,973
4.85% 11/1/28	2,429,000	2,966,007
5.3% 11/1/38	2,484,000	3,194,228
5.4% 11/1/48	324,000	444,740
General Mills, Inc.:
3.7% 10/17/23	2,487,000	2,726,407
4.2% 4/17/28	3,066,000	3,634,211
4.7% 4/17/48	1,300,000	1,776,890
H.J. Heinz Co.:
3% 6/1/26	2,317,000	2,415,719
4.375% 6/1/46	1,217,000	1,242,787
4.625% 1/30/29	6,690,000	7,573,610
5% 7/15/35	624,000	721,667
5.2% 7/15/45	924,000	1,047,059
Kellogg Co.:
3.125% 5/17/22	335,000	349,039
3.25% 4/1/26	663,000	745,973
4.3% 5/15/28	1,069,000	1,268,084
Kraft Foods Group, Inc. 5% 6/4/42	504,000	555,984
Tyson Foods, Inc.:
3.95% 8/15/24	1,350,000	1,502,831
4% 3/1/26	1,314,000	1,511,851
4.35% 3/1/29	4,604,000	5,554,704
5.1% 9/28/48	336,000	459,693
Unilever Capital Corp.:
2% 7/28/26	284,000	304,426
3.1% 7/30/25	517,000	579,369
		48,975,173
Household Products - 0.2%
Colgate-Palmolive Co. 3.25% 3/15/24	1,782,000	1,958,226
Kimberly-Clark Corp.:
2.4% 3/1/22	926,000	953,832
2.4% 6/1/23	1,425,000	1,502,245
3.2% 7/30/46	445,000	514,035
Procter & Gamble Co.:
2.3% 2/6/22	837,000	861,350
2.8% 3/25/27	4,860,000	5,442,179
2.85% 8/11/27	802,000	910,347
3% 3/25/30	8,500,000	9,822,221
3.1% 8/15/23	1,782,000	1,929,625
		23,894,060
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	1,247,000	1,301,698
3.4% 5/6/30	1,570,000	1,729,384
3.8% 2/14/24	829,000	909,148
3.875% 9/16/46	1,782,000	1,849,258
4.25% 8/9/42	1,744,000	1,843,819
4.8% 2/14/29	2,365,000	2,828,379
5.8% 2/14/39	1,666,000	2,115,828
5.95% 2/14/49	1,854,000	2,505,459
BAT Capital Corp.:
2.764% 8/15/22	1,693,000	1,760,618
3.222% 8/15/24	1,836,000	1,979,988
3.462% 9/6/29	3,400,000	3,692,139
3.557% 8/15/27	3,773,000	4,124,183
4.54% 8/15/47	2,983,000	3,247,518
Philip Morris International, Inc.:
1.875% 2/25/21	2,674,000	2,692,324
2.125% 5/10/23	553,000	575,486
2.75% 2/25/26	668,000	734,471
3.375% 8/15/29	3,300,000	3,758,231
3.6% 11/15/23	654,000	715,646
3.875% 8/21/42	860,000	986,679
4.125% 3/4/43	1,782,000	2,101,471
4.875% 11/15/43	1,069,000	1,382,049
6.375% 5/16/38	258,000	386,493
Reynolds American, Inc.:
4.45% 6/12/25	1,259,000	1,433,255
4.85% 9/15/23	321,000	359,480
5.85% 8/15/45	756,000	933,934
7.25% 6/15/37	1,287,000	1,723,136
		47,670,074

TOTAL CONSUMER STAPLES		262,640,227

ENERGY - 2.2%
Energy Equipment & Services - 0.1%
Baker Hughes Co.:
4.08% 12/15/47	4,181,000	4,404,292
5.125% 9/15/40	356,000	432,013
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	677,000	735,393
Halliburton Co.:
3.8% 11/15/25	114,000	125,038
5% 11/15/45	1,344,000	1,471,597
7.45% 9/15/39	267,000	362,922
		7,531,255
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.:
4.375% 10/15/28	5,354,000	5,313,631
5.1% 9/1/40	535,000	520,389
Boardwalk Pipelines LP 4.95% 12/15/24	846,000	922,016
BP Capital Markets PLC:
2.5% 11/6/22	535,000	558,115
3.062% 3/17/22	668,000	696,083
3.279% 9/19/27	2,270,000	2,533,585
Canadian Natural Resources Ltd.:
2.95% 1/15/23	420,000	437,457
3.9% 2/1/25	335,000	365,090
4.95% 6/1/47	1,141,000	1,323,957
6.25% 3/15/38	1,221,000	1,527,566
Cenovus Energy, Inc.:
3% 8/15/22	303,000	307,891
3.8% 9/15/23	312,000	310,820
4.25% 4/15/27	1,693,000	1,625,331
5.4% 6/15/47	1,676,000	1,497,384
6.75% 11/15/39	356,000	368,828
Chevron Corp.:
1.141% 5/11/23	1,300,000	1,327,150
1.554% 5/11/25	1,300,000	1,352,455
1.995% 5/11/27	1,300,000	1,378,256
2.1% 5/16/21	2,451,000	2,478,883
2.236% 5/11/30	1,300,000	1,385,467
2.895% 3/3/24	4,194,000	4,516,390
2.954% 5/16/26	1,961,000	2,182,751
2.978% 5/11/40	1,300,000	1,401,401
3.078% 5/11/50	1,300,000	1,403,554
Columbia Pipeline Group, Inc. 4.5% 6/1/25	593,000	690,194
ConocoPhillips Co.:
4.95% 3/15/26	4,376,000	5,265,376
5.95% 3/15/46	1,069,000	1,614,963
6.5% 2/1/39	1,342,000	2,025,175
DCP Midstream Operating LP 3.875% 3/15/23	673,000	681,413
Devon Energy Corp.:
5% 6/15/45	624,000	620,858
5.6% 7/15/41	513,000	536,275
Ecopetrol SA:
5.375% 6/26/26	845,000	932,458
5.875% 9/18/23	3,000,000	3,312,563
5.875% 5/28/45	677,000	768,260
7.375% 9/18/43	880,000	1,139,600
Enbridge Energy Partners LP 4.2% 9/15/21	1,551,000	1,596,757
Enbridge, Inc.:
3.5% 6/10/24	504,000	546,700
5.5% 12/1/46	2,582,000	3,420,593
Encana Corp.:
3.9% 11/15/21	874,000	884,252
6.5% 2/1/38	1,591,000	1,507,635
Energy Transfer Partners LP:
3.6% 2/1/23	1,524,000	1,583,151
4.95% 6/15/28	1,681,000	1,800,453
5% 5/15/50	900,000	860,595
5.15% 3/15/45	1,425,000	1,326,639
5.5% 6/1/27	1,400,000	1,562,194
5.8% 6/15/38	5,730,000	5,786,314
6% 6/15/48	3,656,000	3,746,685
6.25% 4/15/49	105,000	109,859
Enterprise Products Operating LP:
3.7% 2/15/26	316,000	358,120
3.95% 2/15/27	4,613,000	5,260,912
4.05% 2/15/22	1,662,000	1,745,034
4.25% 2/15/48	5,064,000	5,459,022
4.8% 2/1/49	265,000	310,047
4.85% 8/15/42	445,000	514,304
4.85% 3/15/44	891,000	1,026,158
4.9% 5/15/46	763,000	890,308
5.7% 2/15/42	356,000	448,829
7.55% 4/15/38	356,000	494,525
EOG Resources, Inc. 4.15% 1/15/26	998,000	1,153,322
Equinor ASA:
3.625% 9/10/28	2,153,000	2,533,703
3.7% 3/1/24	651,000	724,064
5.1% 8/17/40	356,000	482,768
Exxon Mobil Corp.:
2.726% 3/1/23	1,782,000	1,880,197
3.043% 3/1/26	1,484,000	1,652,531
3.452% 4/15/51	3,000,000	3,343,795
3.567% 3/6/45	1,186,000	1,325,896
Hess Corp.:
3.5% 7/15/24	677,000	699,887
5.6% 2/15/41	606,000	691,199
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	2,175,000	2,285,919
3.5% 9/1/23	356,000	382,042
3.95% 9/1/22	1,247,000	1,320,506
4.25% 9/1/24	5,024,000	5,602,640
5% 3/1/43	178,000	200,938
5.5% 3/1/44	1,247,000	1,501,881
5.625% 9/1/41	178,000	213,501
6.55% 9/15/40	535,000	662,231
Kinder Morgan, Inc.:
4.3% 3/1/28	1,776,000	2,055,510
5.2% 3/1/48	885,000	1,081,385
5.3% 12/1/34	1,524,000	1,825,396
Magellan Midstream Partners LP:
3.95% 3/1/50	1,590,000	1,669,399
4.25% 9/15/46	980,000	1,053,658
5% 3/1/26	535,000	623,786
Marathon Oil Corp.:
3.85% 6/1/25	1,247,000	1,293,968
4.4% 7/15/27	3,070,000	3,147,860
5.2% 6/1/45	891,000	885,451
Marathon Petroleum Corp.:
4.5% 4/1/48	3,210,000	3,425,005
4.75% 12/15/23	1,019,000	1,129,206
5.125% 3/1/21	178,000	182,118
6.5% 3/1/41	178,000	227,081
MPLX LP:
4.125% 3/1/27	1,685,000	1,863,791
4.7% 4/15/48	3,476,000	3,699,091
4.8% 2/15/29	2,638,000	3,054,236
5.2% 3/1/47	1,091,000	1,234,317
5.5% 2/15/49	1,800,000	2,125,330
Nexen, Inc. 5.875% 3/10/35	662,000	947,685
Noble Energy, Inc.:
4.2% 10/15/49	1,100,000	1,332,243
4.95% 8/15/47	2,459,000	3,220,310
ONEOK Partners LP 3.375% 10/1/22	891,000	928,072
ONEOK, Inc.:
4.45% 9/1/49	1,110,000	998,378
4.95% 7/13/47	1,043,000	1,005,944
5.2% 7/15/48	538,000	527,920
Petro-Canada 6.8% 5/15/38	1,505,000	2,043,917
Petroleos Mexicanos:
5.35% 2/12/28	2,060,000	1,874,600
5.625% 1/23/46	546,000	426,563
5.95% 1/28/31 (b)	2,800,000	2,519,020
6.35% 2/12/48	3,862,000	3,114,780
6.49% 1/23/27 (b)	3,332,000	3,282,353
6.5% 3/13/27	3,623,000	3,570,467
6.75% 9/21/47	2,360,000	1,961,514
6.84% 1/23/30 (b)	3,100,000	2,988,400
7.69% 1/23/50 (b)	4,361,000	3,888,786
Phillips 66 Co.:
3.9% 3/15/28	4,400,000	4,973,445
4.875% 11/15/44	178,000	215,965
5.875% 5/1/42	1,693,000	2,278,047
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	1,284,000	1,343,802
4.65% 10/15/25	2,184,000	2,383,536
4.9% 2/15/45	339,000	323,796
6.65% 1/15/37	498,000	562,096
Shell International Finance BV:
1.75% 9/12/21	1,158,000	1,175,559
2.375% 8/21/22	535,000	556,243
3.125% 11/7/49	3,000,000	3,145,616
3.25% 5/11/25	2,523,000	2,818,414
3.5% 11/13/23	9,747,000	10,651,150
4% 5/10/46	713,000	845,619
4.375% 5/11/45	2,370,000	2,935,980
6.375% 12/15/38	748,000	1,116,993
Spectra Energy Partners LP:
3.375% 10/15/26	2,907,000	3,202,803
4.75% 3/15/24	860,000	965,746
Suncor Energy, Inc.:
3.6% 12/1/24	1,263,000	1,392,218
4% 11/15/47	3,021,000	3,248,244
6.85% 6/1/39	356,000	482,531
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	1,340,000	1,404,703
5.3% 4/1/44	1,034,000	978,566
5.4% 10/1/47	980,000	959,867
The Williams Companies, Inc.:
3.75% 6/15/27	4,163,000	4,595,099
4.55% 6/24/24	1,012,000	1,136,636
4.85% 3/1/48	1,722,000	1,995,014
5.75% 6/24/44	339,000	406,080
Total Capital International SA:
2.7% 1/25/23	339,000	357,452
2.75% 6/19/21	1,069,000	1,090,356
2.875% 2/17/22	744,000	771,761
3.127% 5/29/50	600,000	628,245
3.455% 2/19/29	3,803,000	4,380,323
3.461% 7/12/49	1,500,000	1,663,107
3.75% 4/10/24	356,000	395,658
Total Capital SA 3.883% 10/11/28	7,780,000	9,221,024
TransCanada PipeLines Ltd.:
2.5% 8/1/22	891,000	923,429
4.75% 5/15/38	378,000	453,912
4.875% 1/15/26	891,000	1,059,009
4.875% 5/15/48	877,000	1,125,012
5.1% 3/15/49	1,836,000	2,438,875
6.1% 6/1/40	1,195,000	1,639,371
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (b)	970,000	1,058,365
3.95% 5/15/50 (b)	970,000	1,051,888
4.45% 8/1/42	1,381,000	1,554,478
4.6% 3/15/48	713,000	841,532
Valero Energy Corp.:
4% 4/1/29	1,836,000	2,065,074
6.625% 6/15/37	966,000	1,304,063
Williams Partners LP:
3.35% 8/15/22	499,000	520,388
3.9% 1/15/25	628,000	691,416
		277,753,737

TOTAL ENERGY		285,284,992

FINANCIALS - 7.8%
Banks - 4.3%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	944,000	1,092,699
Bank of America Corp.:
2.456% 10/22/25 (a)	2,600,000	2,754,669
2.503% 10/21/22	1,604,000	1,641,900
2.625% 4/19/21	1,247,000	1,265,410
2.676% 6/19/41 (a)	3,200,000	3,254,949
3.004% 12/20/23 (a)	1,888,000	1,989,735
3.194% 7/23/30 (a)	2,934,000	3,256,644
3.248% 10/21/27	668,000	743,559
3.366% 1/23/26 (a)	8,569,000	9,420,719
3.419% 12/20/28 (a)	3,230,000	3,609,520
3.593% 7/21/28 (a)	1,978,000	2,229,955
3.705% 4/24/28 (a)	1,568,000	1,776,919
3.864% 7/23/24 (a)	4,331,000	4,711,193
3.974% 2/7/30 (a)	2,521,000	2,942,297
4% 4/1/24	867,000	967,601
4% 1/22/25	1,069,000	1,197,698
4.083% 3/20/51 (a)	3,250,000	4,045,837
4.1% 7/24/23	1,247,000	1,375,140
4.183% 11/25/27	918,000	1,058,329
4.2% 8/26/24	1,515,000	1,697,817
4.25% 10/22/26	713,000	824,854
4.271% 7/23/29 (a)	7,550,000	8,919,754
4.33% 3/15/50 (a)	2,333,000	3,017,741
4.443% 1/20/48 (a)	2,718,000	3,494,837
4.45% 3/3/26	2,317,000	2,686,894
5% 1/21/44	958,000	1,317,053
Bank of Montreal:
3.3% 2/5/24	11,100,000	12,108,619
3.803% 12/15/32 (a)	420,000	465,494
Bank of Nova Scotia:
3.4% 2/11/24	9,151,000	10,000,316
4.375% 1/13/21	178,000	180,650
4.5% 12/16/25	2,830,000	3,288,681
Barclays PLC:
2.852% 5/7/26 (a)	3,600,000	3,801,216
3.25% 1/12/21	1,336,000	1,349,146
3.932% 5/7/25 (a)	572,000	621,645
4.337% 1/10/28	998,000	1,125,113
4.375% 1/12/26	711,000	808,471
4.836% 5/9/28	1,711,000	1,907,852
4.95% 1/10/47	3,320,000	4,454,840
5.25% 8/17/45	998,000	1,368,154
BB&T Corp. 2.75% 4/1/22	1,581,000	1,638,449
BPCE SA 4% 4/15/24	284,000	315,407
Capital One Bank NA 3.375% 2/15/23	345,000	365,470
Citigroup, Inc.:
3 month U.S. LIBOR + 1.020% 4.044% 6/1/24 (a)(c)	3,565,000	3,880,463
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (a)(c)	10,206,000	11,399,285
2.35% 8/2/21	3,761,000	3,829,501
2.7% 10/27/22	17,500,000	18,305,433
2.75% 4/25/22	2,601,000	2,694,782
3.142% 1/24/23 (a)	4,099,000	4,241,362
3.668% 7/24/28 (a)	1,351,000	1,525,293
3.7% 1/12/26	1,984,000	2,242,265
3.887% 1/10/28 (a)	802,000	913,944
3.98% 3/20/30 (a)	5,278,000	6,129,958
4.125% 7/25/28	2,752,000	3,160,621
4.4% 6/10/25	713,000	812,523
4.6% 3/9/26	1,069,000	1,241,346
4.75% 5/18/46	1,403,000	1,792,308
5.3% 5/6/44	356,000	477,502
5.316% 3/26/41 (a)	3,530,000	4,923,890
5.5% 9/13/25	891,000	1,061,195
5.875% 1/30/42	298,000	439,018
8.125% 7/15/39	1,425,000	2,505,589
Citizens Financial Group, Inc.:
2.375% 7/28/21	777,000	789,266
4.3% 12/3/25	337,000	387,690
Comerica, Inc. 3.8% 7/22/26	651,000	719,078
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	2,234,000	2,375,122
3.8% 6/9/23	3,565,000	3,850,387
4.55% 4/17/26	1,515,000	1,776,689
4.875% 5/15/45	711,000	969,018
Discover Bank 4.2% 8/8/23	1,247,000	1,372,574
Export-Import Bank of Korea:
2.875% 1/21/25	2,955,000	3,206,086
5% 4/11/22	1,099,000	1,175,230
Fifth Third Bancorp:
2.55% 5/5/27	2,600,000	2,816,033
2.6% 6/15/22	1,334,000	1,382,566
3.5% 3/15/22	294,000	306,884
8.25% 3/1/38	371,000	614,987
HSBC Holdings PLC:
2.633% 11/7/25 (a)	9,800,000	10,273,184
2.848% 6/4/31 (a)	1,800,000	1,889,946
3.803% 3/11/25 (a)	9,504,000	10,300,691
3.9% 5/25/26	1,961,000	2,213,877
4.25% 8/18/25	998,000	1,104,632
4.292% 9/12/26 (a)	13,003,000	14,640,282
4.375% 11/23/26	5,116,000	5,803,687
5.25% 3/14/44	654,000	849,268
6.5% 9/15/37	1,872,000	2,606,640
HSBC U.S.A., Inc. 3.5% 6/23/24	1,247,000	1,371,747
Huntington Bancshares, Inc.:
2.3% 1/14/22	3,208,000	3,288,376
3.15% 3/14/21	1,693,000	1,714,728
Japan Bank International Cooperation:
1.875% 7/21/26	540,000	576,188
2.125% 2/10/25	284,000	303,071
2.25% 11/4/26	744,000	810,850
2.375% 11/16/22	2,048,000	2,136,515
2.375% 4/20/26	470,000	513,400
2.75% 1/21/26	450,000	500,557
2.875% 6/1/27	1,354,000	1,534,820
3.125% 7/20/21	562,000	575,881
3.25% 7/20/28	1,604,000	1,883,953
3.5% 10/31/28	1,000,000	1,200,038
JPMorgan Chase & Co.:
2.776% 4/25/23 (a)	891,000	924,251
2.95% 10/1/26	4,497,000	4,981,151
2.956% 5/13/31 (a)	5,000,000	5,367,982
3.109% 4/22/51 (a)	1,600,000	1,720,637
3.22% 3/1/25 (a)	8,329,000	9,005,026
3.25% 9/23/22	713,000	754,133
3.3% 4/1/26	1,604,000	1,800,318
3.375% 5/1/23	339,000	363,172
3.509% 1/23/29 (a)	11,000,000	12,428,857
3.54% 5/1/28 (a)	3,030,000	3,418,078
3.559% 4/23/24 (a)	1,782,000	1,916,535
3.797% 7/23/24 (a)	2,468,000	2,687,102
3.875% 9/10/24	5,833,000	6,497,638
3.882% 7/24/38 (a)	2,572,000	3,085,845
3.9% 7/15/25	3,850,000	4,380,185
3.964% 11/15/48 (a)	1,676,000	2,056,956
4.005% 4/23/29 (a)	1,686,000	1,962,555
4.125% 12/15/26	1,047,000	1,222,924
4.203% 7/23/29 (a)	3,341,000	3,951,047
4.35% 8/15/21	356,000	369,795
4.452% 12/5/29 (a)	3,500,000	4,223,148
4.5% 1/24/22	2,317,000	2,450,641
4.625% 5/10/21	267,000	275,005
4.85% 2/1/44	891,000	1,225,332
4.95% 6/1/45	707,000	968,596
5.5% 10/15/40	1,016,000	1,467,692
5.6% 7/15/41	267,000	395,466
5.625% 8/16/43	891,000	1,299,082
KeyBank NA 3.4% 5/20/26	711,000	797,888
KeyCorp 2.9% 9/15/20	1,034,000	1,034,951
Lloyds Banking Group PLC:
3.1% 7/6/21	1,782,000	1,823,093
4.344% 1/9/48	2,674,000	3,330,608
4.375% 3/22/28	2,000,000	2,367,259
4.582% 12/10/25	420,000	472,803
4.65% 3/24/26	1,533,000	1,740,455
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	393,000	400,293
2.801% 7/18/24	1,294,000	1,386,435
2.998% 2/22/22	1,640,000	1,701,619
3.195% 7/18/29	3,113,000	3,456,640
3.455% 3/2/23	1,000,000	1,068,905
3.751% 7/18/39	1,286,000	1,497,639
3.85% 3/1/26	1,173,000	1,353,723
3.961% 3/2/28	3,921,000	4,565,406
Mizuho Financial Group, Inc.:
2.226% 5/25/26 (a)	1,600,000	1,672,983
2.591% 5/25/31 (a)	1,400,000	1,473,144
2.839% 7/16/25 (a)	4,600,000	4,914,176
2.953% 2/28/22	1,533,000	1,588,740
3.549% 3/5/23	2,139,000	2,289,724
National Australia Bank Ltd. 2.5% 5/22/22	1,782,000	1,849,771
Oesterreichische Kontrollbank:
2.375% 10/1/21	842,000	861,045
2.875% 9/7/21	750,000	769,710
PNC Financial Services Group, Inc.:
2.2% 11/1/24	3,500,000	3,729,715
3.5% 1/23/24	630,000	690,205
3.9% 4/29/24	1,007,000	1,115,897
Rabobank Nederland:
3.75% 7/21/26	3,431,000	3,867,804
3.95% 11/9/22	754,000	805,122
4.375% 8/4/25	853,000	972,647
4.5% 1/11/21	178,000	180,699
5.25% 5/24/41	535,000	788,117
Rabobank Nederland New York Branch:
2.75% 1/10/23	3,030,000	3,195,693
3.375% 5/21/25	533,000	599,260
Regions Financial Corp. 2.75% 8/14/22	1,351,000	1,406,871
Royal Bank of Canada:
2.55% 7/16/24	9,480,000	10,191,288
2.75% 2/1/22	2,317,000	2,400,049
4.65% 1/27/26	2,315,000	2,741,290
Royal Bank of Scotland Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (a)(c)	2,600,000	3,093,696
3.498% 5/15/23 (a)	1,824,000	1,902,898
3.754% 11/1/29 (a)	1,000,000	1,055,220
3.875% 9/12/23	540,000	585,949
4.445% 5/8/30 (a)	252,000	296,052
4.519% 6/25/24 (a)	5,000,000	5,453,204
4.8% 4/5/26	1,176,000	1,381,614
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	1,947,000	2,042,687
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	814,000	890,835
Sumitomo Mitsui Financial Group, Inc.:
2.348% 1/15/25	2,000,000	2,123,845
2.442% 10/19/21	2,674,000	2,735,575
2.696% 7/16/24	3,600,000	3,862,890
2.75% 1/15/30	2,000,000	2,155,451
2.778% 10/18/22	1,346,000	1,409,645
2.784% 7/12/22	1,870,000	1,949,937
2.846% 1/11/22	1,889,000	1,950,114
3.102% 1/17/23	2,655,000	2,815,383
3.936% 10/16/23	2,794,000	3,080,566
Synchrony Bank 3% 6/15/22	1,247,000	1,288,839
The Toronto-Dominion Bank:
2.5% 12/14/20	2,498,000	2,513,933
2.65% 6/12/24	9,030,000	9,709,010
3.25% 3/11/24	6,720,000	7,329,498
3.5% 7/19/23	1,782,000	1,945,634
U.S. Bancorp:
2.625% 1/24/22	2,473,000	2,550,109
3.1% 4/27/26	1,604,000	1,796,884
4.125% 5/24/21	535,000	548,409
Wells Fargo & Co.:
2.1% 7/26/21	1,782,000	1,809,706
2.406% 10/30/25 (a)	11,000,000	11,588,441
2.625% 7/22/22	2,635,000	2,741,097
3% 10/23/26	3,624,000	3,998,441
3.068% 4/30/41 (a)	7,000,000	7,398,027
3.3% 9/9/24	4,985,000	5,461,883
3.45% 2/13/23	655,000	696,357
3.55% 9/29/25	756,000	846,270
3.75% 1/24/24	5,040,000	5,506,176
3.9% 5/1/45	849,000	994,647
4.1% 6/3/26	575,000	651,225
4.4% 6/14/46	1,272,000	1,518,900
4.48% 1/16/24	681,000	758,753
4.75% 12/7/46	2,852,000	3,596,351
4.9% 11/17/45	742,000	943,158
5.013% 4/4/51 (a)	3,840,000	5,227,591
5.375% 11/2/43	330,000	441,151
5.606% 1/15/44	2,028,000	2,756,136
Westpac Banking Corp.:
2% 8/19/21	1,529,000	1,553,926
2.5% 6/28/22	4,533,000	4,714,964
2.85% 5/13/26	846,000	939,405
3.3% 2/26/24	2,674,000	2,913,713
4.11% 7/24/34 (a)	1,590,000	1,794,784
4.421% 7/24/39	1,910,000	2,353,994
Zions Bancorp NA 4.5% 6/13/23	36,000	38,917
		568,516,171
Capital Markets - 1.2%
Affiliated Managers Group, Inc. 3.5% 8/1/25	846,000	931,809
Bank of New York Mellon Corp.:
2.6% 2/7/22	1,782,000	1,838,006
2.8% 5/4/26	1,004,000	1,119,967
2.95% 1/29/23	2,674,000	2,833,519
BlackRock, Inc.:
3.5% 3/18/24	517,000	570,314
4.25% 5/24/21	1,158,000	1,192,815
Credit Suisse AG:
3% 10/29/21	427,000	440,231
3.625% 9/9/24	7,519,000	8,392,494
Deutsche Bank AG:
4.1% 1/13/26	4,800,000	5,162,689
4.5% 4/1/25	427,000	437,140
Deutsche Bank AG New York Branch:
3.3% 11/16/22	1,640,000	1,695,799
3.7% 5/30/24	1,746,000	1,865,637
3.95% 2/27/23	5,622,000	5,939,884
4.1% 1/13/26	3,886,000	4,138,600
Eaton Vance Corp. 3.625% 6/15/23	504,000	541,761
Franklin Resources, Inc. 2.85% 3/30/25	677,000	741,627
Goldman Sachs Group, Inc.:
2.35% 11/15/21	4,893,000	4,912,731
3% 4/26/22	2,980,000	3,028,736
3.2% 2/23/23	4,129,000	4,394,007
3.5% 1/23/25	891,000	978,394
3.625% 1/22/23	1,604,000	1,721,724
3.625% 2/20/24	1,872,000	2,042,355
3.691% 6/5/28 (a)	7,900,000	8,951,809
3.75% 2/25/26	1,038,000	1,172,839
3.85% 7/8/24	677,000	748,419
3.85% 1/26/27	5,390,000	6,137,471
4.25% 10/21/25	891,000	1,014,303
4.75% 10/21/45	2,813,000	3,736,283
5.25% 7/27/21	802,000	837,377
5.75% 1/24/22	766,000	822,212
5.95% 1/15/27	2,674,000	3,306,308
6.75% 10/1/37	5,170,000	7,553,176
Intercontinental Exchange, Inc.:
1.85% 9/15/32	4,020,000	4,071,664
2.65% 9/15/40	4,020,000	4,060,157
3.75% 12/1/25	1,025,000	1,166,803
3.75% 9/21/28	1,663,000	1,937,181
4% 10/15/23	668,000	736,956
Merrill Lynch & Co., Inc.:
6.11% 1/29/37	1,224,000	1,753,985
7.75% 5/14/38	744,000	1,232,795
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (a)(c)	5,218,000	6,592,423
2.188% 4/28/26 (a)	2,320,000	2,440,520
2.625% 11/17/21	3,098,000	3,181,497
2.75% 5/19/22	2,139,000	2,221,333
3.125% 1/23/23	10,908,000	11,565,222
3.125% 7/27/26	998,000	1,113,585
3.591% 7/22/28 (a)	1,515,000	1,710,806
3.7% 10/23/24	1,069,000	1,193,383
3.75% 2/25/23	1,207,000	1,302,713
3.772% 1/24/29 (a)	4,500,000	5,168,526
3.875% 4/29/24	2,616,000	2,909,220
3.875% 1/27/26	935,000	1,073,324
3.95% 4/23/27	3,938,000	4,467,925
3.971% 7/22/38 (a)	1,114,000	1,338,561
4.3% 1/27/45	356,000	464,322
4.375% 1/22/47	1,978,000	2,628,666
5.5% 7/28/21	606,000	633,789
5.597% 3/24/51 (a)	1,100,000	1,690,444
5.75% 1/25/21	891,000	910,151
6.375% 7/24/42	517,000	818,342
7.25% 4/1/32	178,000	271,722
Northern Trust Corp. 1.95% 5/1/30	3,750,000	3,918,709
State Street Corp. 2.65% 5/19/26	1,346,000	1,490,182
		163,265,342
Consumer Finance - 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	1,567,000	1,507,313
3.5% 5/26/22	1,685,000	1,694,179
3.65% 7/21/27	802,000	747,573
3.875% 1/23/28	2,798,000	2,577,220
4.45% 12/16/21	1,497,000	1,525,814
4.45% 10/1/25	1,756,000	1,742,756
4.5% 5/15/21	2,513,000	2,555,909
4.5% 9/15/23	3,634,000	3,735,296
4.625% 7/1/22	1,685,000	1,726,616
4.875% 1/16/24	3,624,000	3,736,017
Ally Financial, Inc.:
3.05% 6/5/23	7,050,000	7,316,009
5.125% 9/30/24	5,600,000	6,266,745
American Express Co.:
2.5% 8/1/22	2,239,000	2,324,106
2.5% 7/30/24	11,755,000	12,541,555
4.05% 12/3/42	1,243,000	1,564,274
Capital One Financial Corp.:
3.2% 1/30/23	2,481,000	2,622,693
3.3% 10/30/24	3,800,000	4,139,063
3.75% 7/28/26	1,737,000	1,904,812
3.75% 3/9/27	4,135,000	4,586,675
3.8% 1/31/28	2,317,000	2,587,613
4.25% 4/30/25	5,000,000	5,705,485
4.75% 7/15/21	713,000	740,403
Discover Financial Services:
4.5% 1/30/26	3,354,000	3,844,545
5.2% 4/27/22	178,000	190,121
Ford Motor Credit Co. LLC:
3.2% 1/15/21	512,000	512,000
3.219% 1/9/22	498,000	495,455
3.336% 3/18/21	604,000	605,510
3.815% 11/2/27	1,894,000	1,851,385
4.134% 8/4/25	1,247,000	1,250,367
4.25% 9/20/22	256,000	260,032
4.375% 8/6/23	569,000	585,899
4.389% 1/8/26	468,000	476,106
5.584% 3/18/24	1,782,000	1,899,879
5.875% 8/2/21	2,027,000	2,069,192
GE Capital International Funding Co.:
2.342% 11/15/20	1,015,000	1,019,090
3.373% 11/15/25	5,133,000	5,439,764
4.418% 11/15/35	5,428,000	5,604,294
John Deere Capital Corp.:
2.55% 1/8/21	1,854,000	1,868,950
2.65% 6/24/24	1,864,000	2,007,447
2.65% 6/10/26	891,000	987,238
2.7% 1/6/23	1,782,000	1,881,471
2.8% 1/27/23	891,000	941,387
2.8% 3/6/23	579,000	615,285
2.8% 9/8/27	1,247,000	1,390,996
3.45% 3/7/29	3,565,000	4,158,298
Synchrony Financial:
3.7% 8/4/26	842,000	877,909
4.375% 3/19/24	2,006,000	2,164,667
5.15% 3/19/29	5,225,000	5,972,760
Toyota Motor Credit Corp.:
0.5% 8/14/23	4,350,000	4,355,562
1.15% 8/13/27	7,300,000	7,308,948
1.9% 4/8/21	356,000	359,363
2.6% 1/11/22	1,425,000	1,469,167
2.7% 1/11/23	1,782,000	1,874,162
2.75% 5/17/21	464,000	472,318
3% 4/1/25	5,350,000	5,885,887
3.35% 1/8/24	504,000	548,980
		145,092,560
Diversified Financial Services - 0.6%
AB Svensk Exportkredit 2.375% 3/9/22	998,000	1,029,048
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	2,116,000	2,706,505
5.75% 1/15/40	891,000	1,358,752
Berkshire Hathaway, Inc.:
3.125% 3/15/26	2,050,000	2,296,244
4.5% 2/11/43	356,000	479,795
BP Capital Markets America, Inc.:
3% 2/24/50	3,340,000	3,285,545
3.017% 1/16/27	1,693,000	1,856,132
3.224% 4/14/24	546,000	590,401
3.245% 5/6/22	1,381,000	1,450,066
4.5% 10/1/20	356,000	357,190
Brixmor Operating Partnership LP:
3.25% 9/15/23	836,000	862,375
3.9% 3/15/27	1,005,000	1,050,917
4.05% 7/1/30	1,138,000	1,220,958
4.125% 6/15/26	1,346,000	1,460,205
4.125% 5/15/29	1,216,000	1,315,863
DH Europe Finance II SARL:
2.2% 11/15/24	2,000,000	2,119,873
2.6% 11/15/29	1,500,000	1,631,677
3.4% 11/15/49	2,000,000	2,329,318
Export Development Canada:
2.625% 2/21/24	5,020,000	5,426,118
2.75% 3/15/23	3,680,000	3,907,755
General Electric Capital Corp.:
4.65% 10/17/21	357,000	373,173
5.875% 1/14/38	797,000	920,384
6.15% 8/7/37	97,000	114,973
6.875% 1/10/39	204,000	259,964
KfW:
0.375% 7/18/25	3,680,000	3,678,670
1.5% 6/15/21	5,322,000	5,375,878
2% 10/4/22	908,000	941,521
2% 5/2/25	682,000	733,722
2.125% 3/7/22	1,458,000	1,500,275
2.125% 1/17/23	2,139,000	2,234,922
2.375% 12/29/22	3,716,000	3,901,473
2.5% 11/20/24	1,858,000	2,026,834
2.625% 2/28/24	6,735,000	7,284,221
2.75% 10/1/20	744,000	745,481
2.875% 4/3/28	2,738,000	3,194,093
3.125% 12/15/21	3,440,000	3,568,034
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	1,515,000	1,620,445
2.5% 11/15/27	1,576,000	1,776,691
Voya Financial, Inc.:
3.65% 6/15/26	2,814,000	3,184,206
5.7% 7/15/43	668,000	880,636
		81,050,333
Insurance - 0.6%
ACE INA Holdings, Inc.:
3.35% 5/3/26	752,000	859,946
4.35% 11/3/45	713,000	946,606
AFLAC, Inc. 4% 10/15/46	673,000	782,457
Allstate Corp.:
3.28% 12/15/26	841,000	970,377
4.2% 12/15/46	1,348,000	1,693,085
American International Group, Inc.:
3.75% 7/10/25	3,168,000	3,553,106
3.875% 1/15/35	481,000	560,181
3.9% 4/1/26	672,000	768,728
4.2% 4/1/28	3,307,000	3,857,666
4.375% 6/30/50	2,390,000	2,816,396
4.5% 7/16/44	1,582,000	1,855,727
4.7% 7/10/35	1,034,000	1,294,836
4.75% 4/1/48	923,000	1,124,123
4.875% 6/1/22	1,604,000	1,725,624
5.75% 4/1/48 (a)	2,050,000	2,262,196
6.4% 12/15/20	517,000	525,778
Aon PLC:
3.5% 6/14/24	356,000	390,355
4% 11/27/23	535,000	586,596
4.6% 6/14/44	285,000	362,656
4.75% 5/15/45	1,048,000	1,373,973
Baylor Scott & White Holdings 3.967% 11/15/46	445,000	530,805
Brighthouse Financial, Inc. 4.7% 6/22/47	1,693,000	1,625,779
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	1,256,000	1,354,707
3.6% 8/19/49	1,607,000	1,794,437
4.4% 3/15/48	1,731,000	2,112,752
Lincoln National Corp.:
3.625% 12/12/26	1,069,000	1,197,862
4.35% 3/1/48	2,260,000	2,640,309
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	339,000	373,150
3.875% 3/15/24	1,693,000	1,875,425
4.05% 10/15/23	1,207,000	1,323,813
4.2% 3/1/48	868,000	1,110,865
4.35% 1/30/47	499,000	648,249
4.375% 3/15/29	1,373,000	1,669,916
4.9% 3/15/49	1,657,000	2,326,338
MetLife, Inc.:
4.125% 8/13/42	2,600,000	3,174,581
4.6% 5/13/46	356,000	466,614
4.721% 12/15/44 (a)	891,000	1,162,506
5.875% 2/6/41	341,000	495,941
Principal Financial Group, Inc. 4.3% 11/15/46	1,425,000	1,717,713
Progressive Corp.:
2.45% 1/15/27	845,000	916,492
4.2% 3/15/48	1,100,000	1,448,511
Prudential Financial, Inc.:
3.878% 3/27/28	1,141,000	1,349,272
3.905% 12/7/47	98,000	110,916
3.935% 12/7/49	1,910,000	2,170,672
4.35% 2/25/50	2,633,000	3,186,590
4.418% 3/27/48	1,132,000	1,355,411
5.7% 12/14/36	68,000	96,906
The Chubb Corp. 6.5% 5/15/38	626,000	973,701
The Travelers Companies, Inc.:
4.3% 8/25/45	261,000	328,652
6.25% 6/15/37	1,488,000	2,251,344
Unum Group 4.5% 3/15/25	4,800,000	5,337,892
		75,438,533

TOTAL FINANCIALS		1,033,362,939

HEALTH CARE - 2.8%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 5/14/21	486,000	491,903
2.6% 11/21/24 (b)	3,080,000	3,300,870
2.9% 11/6/22	1,016,000	1,068,954
2.95% 11/21/26 (b)	2,100,000	2,309,643
3.2% 11/21/29 (b)	4,000,000	4,427,086
3.25% 10/1/22 (b)	535,000	561,243
3.45% 3/15/22 (b)	3,213,000	3,339,273
3.6% 5/14/25	1,604,000	1,790,112
3.8% 3/15/25 (b)	1,572,000	1,757,362
4.05% 11/21/39 (b)	2,100,000	2,449,329
4.25% 11/14/28	1,478,000	1,759,426
4.25% 11/21/49 (b)	3,600,000	4,333,026
4.3% 5/14/36	1,116,000	1,329,232
4.4% 11/6/42	851,000	1,024,153
4.45% 5/14/46	1,247,000	1,503,164
4.55% 3/15/35 (b)	1,186,000	1,479,857
4.7% 5/14/45	1,752,000	2,185,121
4.75% 3/15/45 (b)	1,128,000	1,387,036
4.875% 11/14/48	1,710,000	2,199,732
Amgen, Inc.:
1.9% 2/21/25	2,000,000	2,095,176
2.6% 8/19/26	1,872,000	2,054,451
3.125% 5/1/25	356,000	392,070
3.375% 2/21/50	2,500,000	2,728,142
3.875% 11/15/21	1,417,686	1,464,126
4.4% 5/1/45	1,770,000	2,197,656
4.663% 6/15/51	2,224,000	2,939,068
Gilead Sciences, Inc.:
2.55% 9/1/20	845,000	845,000
3.65% 3/1/26	1,102,000	1,258,753
4.15% 3/1/47	2,217,000	2,837,531
4.75% 3/1/46	1,961,000	2,625,169
Upjohn, Inc.:
2.7% 6/22/30 (b)	1,780,000	1,856,824
4% 6/22/50 (b)	1,780,000	1,938,161
		63,928,649
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
3.75% 11/30/26	1,242,000	1,452,937
4.75% 11/30/36	802,000	1,084,927
4.9% 11/30/46	1,854,000	2,648,887
Becton, Dickinson & Co.:
2.823% 5/20/30	1,900,000	2,061,356
3.363% 6/6/24	1,782,000	1,939,055
3.7% 6/6/27	5,003,000	5,669,611
4.685% 12/15/44	1,937,000	2,440,433
Boston Scientific Corp.:
3.45% 3/1/24	829,000	901,089
4% 3/1/29	1,925,000	2,243,248
4.7% 3/1/49	3,457,000	4,595,232
Danaher Corp. 4.375% 9/15/45	422,000	548,004
Medtronic Global Holdings SCA 3.35% 4/1/27	2,611,000	2,991,261
Medtronic, Inc. 4.625% 3/15/45	2,304,000	3,162,957
Stryker Corp.:
1.95% 6/15/30	1,650,000	1,692,330
2.9% 6/15/50	1,650,000	1,713,873
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	2,028,000	2,248,054
		37,393,254
Health Care Providers & Services - 0.9%
Aetna, Inc.:
2.8% 6/15/23	2,674,000	2,819,389
4.125% 11/15/42	2,022,000	2,293,316
Allina Health System, Inc. 3.887% 4/15/49	1,239,000	1,462,194
Anthem, Inc.:
3.3% 1/15/23	356,000	379,124
3.65% 12/1/27	4,099,000	4,706,155
3.7% 9/15/49	1,140,000	1,295,211
4.375% 12/1/47	802,000	1,003,509
4.625% 5/15/42	464,000	584,677
4.65% 1/15/43	356,000	451,561
Cardinal Health, Inc. 4.368% 6/15/47	2,476,000	2,744,572
Children's Hospital Medical Center 4.268% 5/15/44	592,000	757,549
Cigna Corp.:
3% 7/15/23	1,782,000	1,902,047
3.75% 7/15/23	2,215,000	2,411,192
4.125% 11/15/25	1,756,000	2,029,935
4.375% 10/15/28	4,732,000	5,662,926
4.5% 2/25/26	2,078,000	2,444,083
4.8% 8/15/38	4,201,000	5,285,326
4.8% 7/15/46	1,355,000	1,734,903
4.9% 12/15/48	1,518,000	2,005,472
6.125% 11/15/41	535,000	773,759
CommonSpirit Health 4.35% 11/1/42	356,000	391,127
CVS Health Corp.:
2.7% 8/21/40	2,100,000	2,044,924
2.875% 6/1/26	1,336,000	1,454,545
3% 8/15/26	1,016,000	1,114,725
3.25% 8/15/29	4,595,000	5,096,819
3.7% 3/9/23	1,620,000	1,743,791
3.75% 4/1/30	3,030,000	3,499,708
3.875% 7/20/25	831,000	940,551
4.1% 3/25/25	735,000	838,166
4.3% 3/25/28	4,260,000	5,015,162
4.875% 7/20/35	553,000	703,735
5.05% 3/25/48	4,884,000	6,339,873
5.125% 7/20/45	1,571,000	2,024,516
5.3% 12/5/43	782,000	1,021,581
HCA Holdings, Inc. 5.25% 6/15/49	3,120,000	3,896,957
Humana, Inc. 4.95% 10/1/44	445,000	595,666
Kaiser Foundation Hospitals:
3.266% 11/1/49	1,900,000	2,120,940
4.15% 5/1/47	1,136,000	1,450,506
4.875% 4/1/42	321,000	442,333
McKesson Corp.:
3.796% 3/15/24	891,000	978,313
4.883% 3/15/44	891,000	1,094,779
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	535,000	724,161
New York & Presbyterian Hospital:
4.024% 8/1/45	624,000	804,027
4.063% 8/1/56	469,000	612,054
NYU Hospitals Center 4.784% 7/1/44	1,355,000	1,699,035
Partners Healthcare System, Inc. 4.117% 7/1/55	624,000	771,157
UnitedHealth Group, Inc.:
1.25% 1/15/26	1,100,000	1,128,332
2% 5/15/30	1,500,000	1,570,365
2.375% 8/15/24	956,000	1,023,317
2.875% 12/15/21	459,000	474,163
2.9% 5/15/50	1,100,000	1,163,130
3.375% 4/15/27	963,000	1,100,955
3.5% 6/15/23	1,586,000	1,721,954
3.7% 8/15/49	1,728,000	2,083,500
3.75% 7/15/25	624,000	713,980
3.75% 10/15/47	1,704,000	2,034,001
3.85% 6/15/28	2,070,000	2,446,253
3.875% 12/15/28	2,671,000	3,185,915
3.875% 8/15/59	1,798,000	2,237,176
4.2% 1/15/47	642,000	810,440
4.375% 3/15/42	2,103,000	2,673,648
4.75% 7/15/45	297,000	402,907
		114,936,087
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	3,088,000	3,344,511
3% 4/15/23	832,000	883,418
4.133% 3/25/25	8,780,000	10,074,502
4.15% 2/1/24	781,000	867,149
5.3% 2/1/44	1,038,000	1,455,482
		16,625,062
Pharmaceuticals - 1.0%
AstraZeneca PLC:
4.375% 11/16/45	1,344,000	1,769,164
4.375% 8/17/48	2,246,000	3,075,503
6.45% 9/15/37	579,000	893,549
Bayer U.S. Finance II LLC:
2.75% 7/15/21 (b)	1,133,000	1,153,482
2.85% 4/15/25 (b)	682,000	710,732
3.95% 4/15/45 (b)	248,000	264,352
Bristol-Myers Squibb Co.:
2.9% 7/26/24	5,410,000	5,894,825
3.2% 6/15/26	2,147,000	2,441,027
3.25% 8/1/42	499,000	582,501
3.4% 7/26/29	5,662,000	6,607,447
3.9% 2/20/28	5,000,000	5,830,904
4.125% 6/15/39	2,103,000	2,690,392
4.25% 10/26/49	3,437,000	4,562,323
4.35% 11/15/47	1,900,000	2,532,966
Eli Lilly & Co. 2.25% 5/15/50	3,800,000	3,601,361
GlaxoSmithKline Capital PLC 3% 6/1/24	4,550,000	4,941,858
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	1,286,000	1,993,643
Johnson & Johnson:
0.55% 9/1/25	1,600,000	1,603,470
1.3% 9/1/30	1,600,000	1,617,141
1.65% 3/1/21	672,000	676,081
2.1% 9/1/40	1,600,000	1,594,921
2.45% 3/1/26	997,000	1,092,770
2.45% 9/1/60	1,600,000	1,561,536
3.4% 1/15/38	1,663,000	1,972,016
3.5% 1/15/48	1,069,000	1,298,719
3.625% 3/3/37	713,000	866,790
4.5% 12/5/43	1,181,000	1,612,679
4.85% 5/15/41	760,000	1,075,362
Merck & Co., Inc.:
2.4% 9/15/22	356,000	369,555
2.9% 3/7/24	414,000	448,053
3.6% 9/15/42	356,000	431,170
3.7% 2/10/45	1,141,000	1,385,763
3.875% 1/15/21	178,000	179,007
3.9% 3/7/39	4,800,000	5,978,931
Mylan NV:
3.15% 6/15/21	356,000	362,619
3.95% 6/15/26	504,000	571,130
5.2% 4/15/48	535,000	672,890
5.25% 6/15/46	588,000	734,513
Novartis Capital Corp.:
1.75% 2/14/25	1,000,000	1,047,685
2.4% 5/17/22	2,067,000	2,140,371
2.4% 9/21/22	668,000	696,575
2.75% 8/14/50	2,900,000	3,066,047
3% 11/20/25	1,866,000	2,072,135
3.1% 5/17/27	1,049,000	1,176,015
3.7% 9/21/42	504,000	609,252
4% 11/20/45	934,000	1,193,748
Perrigo Finance PLC:
4.375% 3/15/26	441,000	495,324
4.9% 12/15/44	322,000	347,503
Pfizer, Inc.:
2.7% 5/28/50	800,000	830,165
2.95% 3/15/24	14,417,000	15,643,046
3% 12/15/26	1,195,000	1,359,066
3.2% 9/15/23	2,268,000	2,458,482
3.45% 3/15/29	1,484,000	1,739,207
3.9% 3/15/39	1,123,000	1,386,997
4% 12/15/36	1,693,000	2,077,859
4.125% 12/15/46	587,000	751,252
4.2% 9/15/48	1,390,000	1,813,711
4.4% 5/15/44	747,000	991,972
7.2% 3/15/39	963,000	1,608,554
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	547,000	557,998
2.875% 9/23/23	1,685,000	1,794,209
3.2% 9/23/26	6,983,000	7,820,011
Takeda Pharmaceutical Co. Ltd. 3.175% 7/9/50	1,800,000	1,828,922
Zoetis, Inc.:
3.25% 2/1/23	891,000	943,971
3.95% 9/12/47	356,000	438,313
4.7% 2/1/43	232,000	306,260
		132,845,795

TOTAL HEALTH CARE		365,728,847

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	1,034,000	1,053,588
3.375% 5/15/23	1,693,000	1,824,639
3.75% 5/15/28	1,676,000	1,969,965
4.25% 4/1/50	900,000	1,167,354
Lockheed Martin Corp.:
3.55% 1/15/26	1,355,000	1,546,652
4.09% 9/15/52	2,704,000	3,492,456
Northrop Grumman Corp.:
3.25% 1/15/28	1,497,000	1,692,711
3.85% 4/15/45	335,000	392,225
4.03% 10/15/47	3,356,000	4,087,043
4.75% 6/1/43	713,000	927,404
Raytheon Co. 3.125% 10/15/20	356,000	357,218
Raytheon Technologies Corp.:
2.8% 3/15/22 (b)	1,515,000	1,566,875
3.15% 12/15/24 (b)	1,586,000	1,726,064
3.65% 8/16/23	480,000	522,581
3.75% 11/1/46	686,000	790,074
4.05% 5/4/47	415,000	499,285
4.125% 11/16/28	5,752,000	6,842,660
4.35% 4/15/47 (b)	1,176,000	1,457,267
4.45% 11/16/38	3,300,000	4,069,561
4.5% 6/1/42	1,315,000	1,664,523
4.625% 11/16/48	1,247,000	1,634,925
4.875% 10/15/40 (b)	178,000	227,928
5.7% 4/15/40	356,000	494,684
The Boeing Co.:
2.125% 3/1/22	671,000	676,192
2.5% 3/1/25	820,000	814,359
2.7% 2/1/27	2,286,000	2,218,137
2.8% 3/1/23	880,000	897,529
2.95% 2/1/30	1,666,000	1,623,969
3.625% 3/1/48	713,000	621,177
3.65% 3/1/47	492,000	424,305
3.75% 2/1/50	1,950,000	1,744,247
5.15% 5/1/30	4,000,000	4,478,662
5.705% 5/1/40	3,630,000	4,208,733
5.805% 5/1/50	4,000,000	4,778,440
6.875% 3/15/39	588,000	728,978
		63,222,410
Air Freight & Logistics - 0.2%
FedEx Corp.:
3.2% 2/1/25	681,000	748,069
3.8% 5/15/25	4,260,000	4,815,171
3.9% 2/1/35	1,052,000	1,200,538
4.4% 1/15/47	1,425,000	1,638,361
4.55% 4/1/46	267,000	316,183
4.95% 10/17/48	1,711,000	2,124,056
United Parcel Service, Inc.:
2.4% 11/15/26	1,336,000	1,462,724
3.4% 11/15/46	473,000	536,064
3.75% 11/15/47	1,102,000	1,326,407
4.45% 4/1/30	4,690,000	5,896,324
6.2% 1/15/38	445,000	675,006
		20,738,903
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	238,261	188,226
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	1,156,480	1,082,441
Continental Airlines, Inc. 4% 4/29/26	564,564	528,367
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 6/1/29	100,824	98,323
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	1,418,267	1,377,274
		3,274,631
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25 (b)	2,700,000	2,828,469
2.493% 2/15/27 (b)	2,000,000	2,098,233
2.722% 2/15/30 (b)	3,000,000	3,141,847
3.377% 4/5/40 (b)	1,500,000	1,559,665
3.577% 4/5/50 (b)	2,550,000	2,701,805
		12,330,019
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 1.375% 6/8/21	1,676,000	1,691,073
Republic Services, Inc.:
1.45% 2/15/31	4,400,000	4,334,961
2.9% 7/1/26	752,000	835,703
3.2% 3/15/25	2,009,000	2,206,515
3.95% 5/15/28	1,872,000	2,211,302
Waste Management, Inc.:
2.4% 5/15/23	945,000	992,801
2.9% 9/15/22	1,190,000	1,244,734
4.15% 7/15/49	462,000	580,047
		14,097,136
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	1,020,000	1,071,358
4% 11/2/32	339,000	408,181
4.15% 11/2/42	339,000	422,266
		1,901,805
Industrial Conglomerates - 0.3%
3M Co.:
2% 6/26/22	713,000	735,085
2.375% 8/26/29	2,000,000	2,157,760
2.875% 10/15/27	713,000	792,517
3.125% 9/19/46	492,000	539,776
3.25% 8/26/49	1,508,000	1,707,732
Covidien International Finance SA 3.2% 6/15/22	383,000	399,699
General Electric Co.:
3.45% 5/1/27	4,180,000	4,437,793
3.625% 5/1/30	1,000,000	1,029,475
4.35% 5/1/50	1,000,000	1,016,058
4.5% 3/11/44	5,413,000	5,587,078
Honeywell International, Inc.:
1.35% 6/1/25	1,800,000	1,853,581
1.95% 6/1/30	2,000,000	2,110,621
2.5% 11/1/26	1,276,000	1,404,923
2.8% 6/1/50	1,800,000	1,945,001
3.812% 11/21/47	249,000	316,007
Roper Technologies, Inc.:
0.45% 8/15/22 (d)	1,200,000	1,200,513
1% 9/15/25 (d)	1,810,000	1,821,516
1.4% 9/15/27 (d)	1,860,000	1,887,102
1.75% 2/15/31 (d)	1,860,000	1,868,805
2% 6/30/30	3,360,000	3,437,082
2.8% 12/15/21	1,178,000	1,210,681
3.8% 12/15/26	1,515,000	1,753,466
		39,212,271
Machinery - 0.3%
Caterpillar Financial Services Corp.:
1.7% 8/9/21	1,674,000	1,696,074
2.4% 6/6/22	1,782,000	1,847,984
2.4% 8/9/26	508,000	551,518
2.85% 6/1/22	713,000	744,230
3.45% 5/15/23	2,496,000	2,699,054
Caterpillar, Inc.:
2.6% 6/26/22	1,069,000	1,106,508
3.25% 9/19/49	3,000,000	3,359,313
3.803% 8/15/42	445,000	544,969
5.3% 9/15/35	1,247,000	1,715,380
Deere & Co.:
2.875% 9/7/49	2,470,000	2,673,377
5.375% 10/16/29	178,000	235,254
Fortive Corp. 2.35% 6/15/21	1,176,000	1,191,584
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	2,557,000	2,992,822
4.65% 11/1/44	1,069,000	1,309,395
Otis Worldwide Corp.:
2.565% 2/15/30 (b)	3,000,000	3,200,721
3.362% 2/15/50 (b)	2,000,000	2,186,532
Parker Hannifin Corp.:
2.7% 6/14/24	7,300,000	7,818,980
3.25% 3/1/27	1,007,000	1,111,166
4.1% 3/1/47	1,009,000	1,218,530
		38,203,391
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	1,247,000	1,389,473
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC:
3% 3/15/23	499,000	530,039
3.05% 3/15/22	1,782,000	1,843,897
3.25% 6/15/27	1,336,000	1,520,565
3.9% 8/1/46	827,000	1,022,972
4.05% 6/15/48	3,755,000	4,715,512
4.125% 6/15/47	508,000	637,541
4.15% 4/1/45	303,000	381,856
4.375% 9/1/42	802,000	1,025,874
4.55% 9/1/44	535,000	705,534
4.9% 4/1/44	713,000	980,768
Canadian National Railway Co.:
2.45% 5/1/50	2,900,000	2,892,951
2.85% 12/15/21	891,000	913,049
3.2% 8/2/46	588,000	672,302
CSX Corp.:
3.25% 6/1/27	891,000	1,007,519
3.4% 8/1/24	825,000	915,437
3.8% 11/1/46	1,019,000	1,179,721
3.95% 5/1/50	637,000	777,486
4.1% 3/15/44	1,207,000	1,473,210
4.3% 3/1/48	1,600,000	2,016,723
4.5% 3/15/49	1,729,000	2,266,746
4.75% 11/15/48	1,032,000	1,384,985
Norfolk Southern Corp.:
3% 4/1/22	1,336,000	1,381,637
3.25% 12/1/21	891,000	917,533
3.65% 8/1/25	2,139,000	2,417,096
3.8% 8/1/28	1,740,000	2,059,341
3.95% 10/1/42	339,000	402,576
4.05% 8/15/52	214,000	258,111
4.15% 2/28/48	2,600,000	3,231,185
4.65% 1/15/46	582,000	755,667
Union Pacific Corp.:
2.15% 2/5/27	1,800,000	1,916,906
2.75% 3/1/26	1,187,000	1,302,070
3% 4/15/27	891,000	996,641
3.25% 2/5/50	2,700,000	2,958,077
3.35% 8/15/46	841,000	911,249
3.6% 9/15/37	588,000	670,689
3.7% 3/1/29	1,636,000	1,913,936
3.799% 10/1/51	499,000	597,246
3.839% 3/20/60	2,844,000	3,323,564
		54,878,211
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	1,679,000	1,690,479
2.75% 1/15/23	1,782,000	1,790,110
3.375% 6/1/21	2,500,000	2,530,842
3.625% 12/1/27	4,145,000	4,248,625
3.75% 2/1/22	681,000	695,796
3.875% 7/3/23	5,600,000	5,817,760
4.25% 2/1/24	2,345,000	2,447,058
		19,220,670

TOTAL INDUSTRIALS		268,468,920

INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	1,800,000	1,827,898
2.2% 9/20/23	1,339,000	1,411,479
2.5% 9/20/26	891,000	985,777
3.5% 6/15/25	761,000	869,478
5.9% 2/15/39	2,213,000	3,347,028
		8,441,660
Electronic Equipment & Components - 0.2%
Corning, Inc.:
4.75% 3/15/42	891,000	1,111,484
5.35% 11/15/48	1,000,000	1,342,077
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (b)	2,050,000	2,212,442
4.42% 6/15/21 (b)	2,199,000	2,255,934
4.9% 10/1/26 (b)	1,685,000	1,906,477
5.3% 10/1/29 (b)	6,046,000	6,895,503
6.02% 6/15/26 (b)	2,877,000	3,387,112
8.1% 7/15/36 (b)	2,100,000	2,790,352
8.35% 7/15/46 (b)	1,049,000	1,415,050
Tyco Electronics Group SA:
3.45% 8/1/24	651,000	708,424
7.125% 10/1/37	441,000	655,022
		24,679,877
IT Services - 0.5%
Fiserv, Inc.:
2.75% 7/1/24	4,410,000	4,727,763
3.5% 7/1/29	2,099,000	2,387,306
4.4% 7/1/49	2,682,000	3,381,011
IBM Corp.:
1.95% 5/15/30	2,400,000	2,479,171
2.5% 1/27/22	1,390,000	1,433,068
2.95% 5/15/50	2,400,000	2,469,364
3% 5/15/24	2,333,000	2,536,123
3.5% 5/15/29	3,111,000	3,606,344
3.625% 2/12/24	1,782,000	1,965,629
4.25% 5/15/49	1,891,000	2,389,891
4.7% 2/19/46	882,000	1,171,293
IBM Credit LLC 2.2% 9/8/22	1,604,000	1,668,205
MasterCard, Inc.:
3.8% 11/21/46	677,000	827,403
3.85% 3/26/50	4,600,000	5,761,309
PayPal Holdings, Inc.:
1.65% 6/1/25	2,500,000	2,595,281
2.3% 6/1/30	2,800,000	2,977,398
2.85% 10/1/29	3,160,000	3,497,104
The Western Union Co. 2.85% 1/10/25	2,130,000	2,249,773
Visa, Inc.:
1.9% 4/15/27	5,100,000	5,411,858
2.05% 4/15/30	5,000,000	5,313,329
2.2% 12/14/20	1,016,000	1,019,612
2.75% 9/15/27	2,125,000	2,358,871
3.15% 12/14/25	1,606,000	1,805,738
4.3% 12/14/45	1,183,000	1,566,944
		65,599,788
Semiconductors & Semiconductor Equipment - 0.4%
Applied Materials, Inc. 4.35% 4/1/47	2,303,000	3,110,953
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	1,247,000	1,350,184
3.875% 1/15/27	1,444,000	1,600,144
Broadcom, Inc.:
3.459% 9/15/26	2,250,000	2,472,477
4.3% 11/15/32	1,700,000	1,959,551
4.75% 4/15/29	3,167,000	3,704,641
5% 4/15/30	3,550,000	4,219,250
Intel Corp.:
2.35% 5/11/22	3,030,000	3,134,920
2.45% 11/15/29	2,000,000	2,174,005
3.25% 11/15/49	2,050,000	2,281,925
3.3% 10/1/21	2,674,000	2,761,970
3.734% 12/8/47	583,000	691,496
3.9% 3/25/30	7,800,000	9,471,239
4.1% 5/19/46	1,247,000	1,543,676
4.1% 5/11/47	428,000	537,657
Lam Research Corp. 2.875% 6/15/50	2,800,000	2,942,433
Qualcomm, Inc.:
2.6% 1/30/23	1,336,000	1,403,588
3.25% 5/20/27	4,020,000	4,537,582
4.3% 5/20/47	1,800,000	2,304,435
Texas Instruments, Inc. 4.15% 5/15/48	713,000	931,828
		53,133,954
Software - 0.7%
Microsoft Corp.:
1.55% 8/8/21	3,593,000	3,633,966
2.4% 2/6/22	4,990,000	5,132,209
2.525% 6/1/50	5,390,000	5,638,948
2.675% 6/1/60	155,000	162,876
2.7% 2/12/25	3,061,000	3,341,026
2.875% 2/6/24	10,280,000	11,093,892
3.45% 8/8/36	1,087,000	1,304,620
3.625% 12/15/23	4,661,000	5,129,927
3.7% 8/8/46	8,282,000	10,311,869
3.95% 8/8/56	736,000	966,966
4.1% 2/6/37	1,985,000	2,554,950
Oracle Corp.:
1.9% 9/15/21	1,497,000	1,520,518
2.5% 5/15/22	1,711,000	1,768,779
2.5% 4/1/25	9,270,000	9,992,889
2.625% 2/15/23	1,782,000	1,874,019
2.65% 7/15/26	1,604,000	1,759,322
2.95% 11/15/24	8,000,000	8,732,995
2.95% 5/15/25	891,000	977,869
3.25% 11/15/27	3,047,000	3,439,628
3.4% 7/8/24	842,000	925,968
3.6% 4/1/50	500,000	557,995
3.85% 7/15/36	1,805,000	2,119,615
3.85% 4/1/60	3,600,000	4,153,440
4% 7/15/46	1,746,000	2,046,794
4% 11/15/47	4,491,000	5,280,256
4.125% 5/15/45	535,000	636,257
4.3% 7/8/34	691,000	860,312
5.375% 7/15/40	2,228,000	3,052,843
		98,970,748
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
2.1% 9/12/22	1,515,000	1,571,682
2.15% 2/9/22	891,000	915,410
2.2% 9/11/29	8,200,000	8,862,328
2.25% 2/23/21	2,674,000	2,695,237
2.3% 5/11/22	1,425,000	1,471,128
2.4% 1/13/23	5,347,000	5,604,809
2.45% 8/4/26	3,672,000	4,015,881
2.55% 8/20/60	3,400,000	3,320,713
2.7% 5/13/22	1,186,000	1,234,145
2.9% 9/12/27	2,504,000	2,815,778
2.95% 9/11/49	2,630,000	2,827,136
3% 11/13/27	1,782,000	2,020,227
3.2% 5/13/25	1,870,000	2,096,556
3.2% 5/11/27	8,593,000	9,792,173
3.75% 11/13/47	1,243,000	1,500,889
3.85% 5/4/43	2,317,000	2,840,562
4.25% 2/9/47	445,000	584,686
4.375% 5/13/45	836,000	1,097,239
4.5% 2/23/36	1,651,000	2,184,790
4.65% 2/23/46	1,007,000	1,378,314
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (a)	1,737,000	2,008,672
6.2% 10/15/35 (a)	693,000	864,949
6.35% 10/15/45 (a)	335,000	430,408
HP, Inc. 6% 9/15/41	267,000	327,025
Xerox Corp. 4.5% 5/15/21	713,000	727,075
		63,187,812

TOTAL INFORMATION TECHNOLOGY		314,013,839

MATERIALS - 0.7%
Chemicals - 0.6%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	1,500,000	1,563,465
2.05% 5/15/30	1,100,000	1,161,159
2.7% 5/15/40	1,000,000	1,070,443
2.8% 5/15/50	1,000,000	1,057,743
DuPont de Nemours, Inc.:
4.205% 11/15/23	2,531,000	2,796,275
4.725% 11/15/28	3,056,000	3,735,697
5.319% 11/15/38	2,000,000	2,573,710
Eastman Chemical Co.:
4.5% 12/1/28	2,700,000	3,196,269
4.65% 10/15/44	535,000	632,045
Ecolab, Inc.:
1.3% 1/30/31	5,700,000	5,547,363
2.7% 11/1/26	1,176,000	1,319,713
3.95% 12/1/47	593,000	752,346
5.5% 12/8/41	73,000	105,162
LYB International Finance BV:
4% 7/15/23	1,003,000	1,092,559
4.875% 3/15/44	1,043,000	1,242,277
LYB International Finance II BV 3.5% 3/2/27	4,361,000	4,851,279
LyondellBasell Industries NV 4.625% 2/26/55	667,000	759,636
Nutrien Ltd.:
4% 12/15/26	2,032,000	2,345,163
4.2% 4/1/29	921,000	1,098,051
5% 4/1/49	1,605,000	2,091,151
5.25% 1/15/45	624,000	780,346
5.625% 12/1/40	321,000	409,626
Praxair, Inc.:
2.2% 8/15/22	356,000	367,105
2.45% 2/15/22	829,000	850,178
3.2% 1/30/26	1,130,000	1,266,814
3.55% 11/7/42	356,000	422,948
Sherwin-Williams Co.:
2.75% 6/1/22	42,000	43,582
3.45% 6/1/27	6,213,000	7,045,540
4.5% 6/1/47	1,520,000	1,920,905
The Dow Chemical Co.:
2.1% 11/15/30	1,820,000	1,796,567
3.15% 5/15/24	1,260,000	1,357,325
3.6% 11/15/50	1,820,000	1,864,169
3.625% 5/15/26	1,767,000	1,973,683
4.375% 11/15/42	869,000	979,457
4.8% 11/30/28	1,524,000	1,847,676
4.8% 5/15/49	1,277,000	1,524,710
9.4% 5/15/39	535,000	909,892
The Mosaic Co.:
4.05% 11/15/27	1,027,000	1,137,422
4.25% 11/15/23	1,941,000	2,104,215
5.625% 11/15/43	668,000	767,127
Westlake Chemical Corp. 5% 8/15/46	356,000	405,861
		68,766,654
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	842,000	931,307
3.8% 1/15/26	513,000	585,011
4.4% 8/15/47	854,000	1,025,560
5.15% 5/15/46	322,000	409,098
		2,950,976
Metals & Mining - 0.1%
Barrick Gold Corp. 5.25% 4/1/42	802,000	1,096,905
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	1,027,000	1,063,676
5% 9/30/43	535,000	757,123
Newmont Corp. 5.45% 6/9/44	1,141,000	1,600,266
Nucor Corp.:
4% 8/1/23	535,000	583,319
5.2% 8/1/43	713,000	931,505
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	3,797,000	4,301,003
7.125% 7/15/28	356,000	503,875
Southern Copper Corp.:
3.875% 4/23/25	654,000	722,261
5.25% 11/8/42	1,029,000	1,310,367
Vale SA 5.625% 9/11/42	1,176,000	1,417,080
		14,287,380

TOTAL MATERIALS		86,005,010

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc. 4.85% 4/15/49	2,300,000	3,110,944
American Tower Corp.:
1.3% 9/15/25	1,400,000	1,423,285
2.1% 6/15/30	1,500,000	1,530,853
3.1% 6/15/50	1,500,000	1,541,744
3.55% 7/15/27	1,524,000	1,717,821
3.8% 8/15/29	3,000,000	3,466,027
Boston Properties, Inc.:
2.75% 10/1/26	1,247,000	1,346,563
3.125% 9/1/23	339,000	360,015
4.125% 5/15/21	375,000	381,168
Crown Castle International Corp.:
1.35% 7/15/25	2,169,000	2,204,027
2.25% 1/15/31	1,400,000	1,431,039
3.25% 1/15/51	1,180,000	1,218,447
Duke Realty LP:
3.625% 4/15/23	490,000	521,217
3.75% 12/1/24	1,025,000	1,133,564
ERP Operating LP:
3% 4/15/23	335,000	353,668
3.25% 8/1/27	2,314,000	2,577,473
4.625% 12/15/21	1,016,000	1,059,424
Federal Realty Investment Trust 3% 8/1/22	846,000	871,226
Healthpeak Properties, Inc.:
2.875% 1/15/31	3,150,000	3,360,498
3% 1/15/30	3,700,000	4,021,628
3.4% 2/1/25	1,425,000	1,570,728
3.875% 8/15/24	1,350,000	1,504,806
Kimco Realty Corp.:
1.9% 3/1/28	3,000,000	2,950,838
3.8% 4/1/27	713,000	777,716
4.125% 12/1/46	1,782,000	1,853,327
4.45% 9/1/47	924,000	1,001,261
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	1,425,000	1,533,358
4.5% 1/15/25	1,428,000	1,500,036
4.5% 4/1/27	1,693,000	1,794,751
Prologis LP 3.25% 10/1/26	831,000	941,921
Simon Property Group LP:
2.625% 6/15/22	1,414,000	1,454,225
3.25% 9/13/49	420,000	392,801
3.375% 12/1/27	4,210,000	4,544,869
Ventas Realty LP:
3.125% 6/15/23	1,126,000	1,172,753
3.25% 10/15/26	624,000	665,433
3.5% 2/1/25	713,000	767,998
3.85% 4/1/27	1,693,000	1,826,796
4% 3/1/28	3,744,000	4,048,282
4.125% 1/15/26	258,000	289,529
4.375% 2/1/45	535,000	551,682
4.875% 4/15/49	1,000,000	1,098,877
Weingarten Realty Investors 3.5% 4/15/23	677,000	695,191
Welltower, Inc.:
3.75% 3/15/23	1,543,000	1,632,507
4.95% 9/1/48	1,782,000	2,145,488
		70,345,804
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 2/15/23	677,000	701,588
CBRE Group, Inc. 4.875% 3/1/26	1,016,000	1,177,276
Digital Realty Trust LP 3.7% 8/15/27	1,425,000	1,626,806
Mack-Cali Realty LP:
3.15% 5/15/23	837,000	753,099
4.5% 4/18/22	751,000	720,873
Tanger Properties LP:
3.75% 12/1/24	1,158,000	1,139,431
3.875% 7/15/27	1,105,000	1,065,154
		7,184,227

TOTAL REAL ESTATE		77,530,031

UTILITIES - 1.9%
Electric Utilities - 1.3%
Alabama Power Co.:
1.45% 9/15/30	3,800,000	3,789,179
3.7% 12/1/47	1,049,000	1,245,120
3.75% 3/1/45	178,000	208,584
4.15% 8/15/44	829,000	1,018,651
4.3% 7/15/48	1,048,000	1,346,659
5.2% 6/1/41	686,000	914,777
AmerenUE 3.9% 9/15/42	659,000	777,042
American Electric Power Co., Inc.:
2.95% 12/15/22	713,000	748,687
3.25% 3/1/50	2,003,000	2,105,193
4.3% 12/1/28	3,117,000	3,671,611
Appalachian Power Co. 4.45% 6/1/45	1,069,000	1,290,258
Baltimore Gas & Electric Co.:
2.9% 6/15/50	2,000,000	2,057,176
3.35% 7/1/23	508,000	544,675
3.5% 8/15/46	445,000	513,035
Carolina Power & Light Co. 2.8% 5/15/22	776,000	805,624
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	339,000	389,419
Cincinnati Gas & Electric Co. 4.3% 2/1/49	2,109,000	2,721,782
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,009,000	1,076,605
Commonwealth Edison Co.:
3.1% 11/1/24	1,782,000	1,930,533
3.2% 11/15/49	1,000,000	1,097,943
3.4% 9/1/21	178,000	182,152
3.65% 6/15/46	510,000	599,942
3.7% 3/1/45	553,000	653,022
3.75% 8/15/47	1,096,000	1,311,741
4% 3/1/48	1,217,000	1,527,067
4% 3/1/49	84,000	104,225
Detroit Edison Co. 2.65% 6/15/22	1,425,000	1,472,908
DTE Electric Co. 4.05% 5/15/48	1,570,000	1,972,978
Duke Energy Carolinas LLC:
2.95% 12/1/26	1,069,000	1,199,956
3.75% 6/1/45	356,000	423,114
3.875% 3/15/46	696,000	853,478
4% 9/30/42	668,000	818,252
Duke Energy Corp.:
1.8% 9/1/21	2,755,000	2,792,230
2.45% 6/1/30	1,300,000	1,371,166
2.65% 9/1/26	2,379,000	2,596,837
3.75% 4/15/24	1,069,000	1,178,091
3.75% 9/1/46	1,627,000	1,869,396
3.95% 10/15/23	435,000	476,783
3.95% 8/15/47	1,420,000	1,661,822
4.8% 12/15/45	2,998,000	3,897,327
Duke Energy Industries, Inc. 3.25% 10/1/49	3,100,000	3,460,985
Duke Energy Progress, Inc.:
4.15% 12/1/44	321,000	400,379
4.375% 3/30/44	356,000	449,719
Edison International 2.95% 3/15/23	1,460,000	1,503,069
Entergy Corp.:
0.9% 9/15/25	3,200,000	3,198,299
2.95% 9/1/26	837,000	930,393
4% 7/15/22	1,183,000	1,255,218
Entergy, Inc. 4% 3/30/29	1,407,000	1,647,809
Eversource Energy:
2.9% 10/1/24	1,524,000	1,650,080
3.35% 3/15/26	1,178,000	1,310,958
3.45% 1/15/50	1,000,000	1,103,588
Exelon Corp.:
3.95% 6/15/25	3,502,000	3,998,936
5.1% 6/15/45	196,000	254,210
FirstEnergy Corp.:
1.6% 1/15/26	1,950,000	1,931,944
2.25% 9/1/30	1,950,000	1,938,979
3.9% 7/15/27	1,515,000	1,661,063
4.85% 7/15/47	1,969,000	2,416,737
Florida Power & Light Co.:
3.125% 12/1/25	909,000	1,013,678
3.15% 10/1/49	252,000	285,757
3.25% 6/1/24	842,000	914,519
4.05% 10/1/44	966,000	1,216,529
4.125% 6/1/48	2,192,000	2,899,640
Florida Power Corp. 3.4% 10/1/46	445,000	500,555
Indiana Michigan Power Co. 3.2% 3/15/23	495,000	523,081
Interstate Power and Light Co. 2.3% 6/1/30	2,510,000	2,630,708
MidAmerican Energy Co. 3.65% 8/1/48	1,520,000	1,838,882
Northern States Power Co.:
2.6% 6/1/51	1,000,000	1,018,643
3.4% 8/15/42	356,000	404,768
4.125% 5/15/44	802,000	1,014,795
NSTAR Electric Co. 3.2% 5/15/27	1,364,000	1,535,758
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	2,471,000	2,714,467
3.8% 9/30/47	2,700,000	3,265,262
PacifiCorp:
3.6% 4/1/24	713,000	783,569
4.125% 1/15/49	2,399,000	2,985,486
6% 1/15/39	1,104,000	1,621,470
PECO Energy Co. 3.9% 3/1/48	2,900,000	3,603,115
Potomac Electric Power Co. 6.5% 11/15/37	678,000	1,028,357
PPL Capital Funding, Inc.:
3.1% 5/15/26	1,425,000	1,584,694
3.4% 6/1/23	476,000	507,375
4.2% 6/15/22	356,000	376,217
4.7% 6/1/43	321,000	395,596
PPL Electric Utilities Corp.:
3% 10/1/49	2,479,000	2,665,450
4.15% 10/1/45	624,000	792,201
Progress Energy, Inc. 6% 12/1/39	926,000	1,298,164
Public Service Co. of Colorado:
2.9% 5/15/25	1,961,000	2,120,549
3.8% 6/15/47	825,000	1,010,282
Public Service Electric & Gas Co.:
2.45% 1/15/30	2,300,000	2,511,929
3.15% 1/1/50	2,300,000	2,605,641
3.65% 9/1/42	504,000	597,392
4% 6/1/44	891,000	1,061,722
Puget Sound Energy, Inc. 4.3% 5/20/45	1,142,000	1,445,798
Southern California Edison Co. 4% 4/1/47	1,782,000	1,939,323
Southern Co.:
2.35% 7/1/21	1,176,000	1,193,095
3.25% 7/1/26	1,961,000	2,200,409
4.4% 7/1/46	1,305,000	1,555,907
Southwestern Electric Power Co. 3.85% 2/1/48	1,600,000	1,790,207
Tampa Electric Co.:
4.45% 6/15/49	2,088,000	2,710,629
6.15% 5/15/37	1,116,000	1,554,789
Virginia Electric & Power Co.:
3.1% 5/15/25	713,000	786,502
3.3% 12/1/49	1,440,000	1,674,028
3.45% 2/15/24	490,000	532,251
3.8% 4/1/28	2,657,000	3,134,296
3.8% 9/15/47	2,543,000	3,106,208
4.2% 5/15/45	428,000	544,406
4.45% 2/15/44	490,000	638,497
4.6% 12/1/48	1,262,000	1,739,750
6% 5/15/37	356,000	507,423
Wisconsin Electric Power Co. 4.25% 6/1/44	837,000	1,005,772
Xcel Energy, Inc.:
2.6% 3/15/22	2,477,000	2,560,636
3.35% 12/1/26	535,000	607,334
3.4% 6/1/30	1,740,000	2,003,145
4% 6/15/28	8,000,000	9,433,659
		176,317,721
Gas Utilities - 0.1%
Dominion Gas Holdings LLC:
2.5% 11/15/24	2,000,000	2,140,151
3.9% 11/15/49	2,300,000	2,641,425
Southern California Gas Co. 2.6% 6/15/26	2,358,000	2,567,260
Southern Co. Gas Capital Corp. 3.95% 10/1/46	2,409,000	2,701,350
		10,050,186
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	1,543,000	1,567,372
4.75% 6/15/46	929,000	1,151,757
		2,719,129
Multi-Utilities - 0.5%
Ameren Corp. 3.5% 1/15/31	4,650,000	5,329,997
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	1,782,000	2,023,689
3.8% 7/15/48	1,782,000	2,118,934
4.5% 2/1/45	1,186,000	1,515,617
5.15% 11/15/43	294,000	404,729
CenterPoint Energy, Inc.:
2.5% 9/1/22	2,649,000	2,743,765
3.7% 9/1/49	1,420,000	1,592,124
CMS Energy Corp. 4.875% 3/1/44	891,000	1,184,863
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	510,000	586,327
4.45% 3/15/44	1,425,000	1,784,662
4.5% 5/15/58	1,690,000	2,173,387
4.65% 12/1/48	1,866,000	2,434,686
5.5% 12/1/39	445,000	613,330
Consolidated Edison, Inc. 2% 5/15/21	984,000	994,349
Consumers Energy Co. 2.85% 5/15/22	1,186,000	1,230,169
Delmarva Power & Light Co. 4% 6/1/42	713,000	834,201
Dominion Energy, Inc.:
3.9% 10/1/25	2,299,000	2,627,888
4.9% 8/1/41	356,000	462,072
DTE Energy Co.:
2.85% 10/1/26	1,069,000	1,164,990
3.8% 3/15/27	2,408,000	2,709,780
NiSource Finance Corp. 4.8% 2/15/44	980,000	1,258,164
NiSource, Inc.:
0.95% 8/15/25	3,300,000	3,308,267
1.7% 2/15/31	3,300,000	3,256,444
3.49% 5/15/27	1,364,000	1,540,153
3.95% 3/30/48	1,782,000	2,115,693
4.375% 5/15/47	852,000	1,057,230
Puget Energy, Inc.:
3.65% 5/15/25	1,438,000	1,538,432
4.1% 6/15/30 (b)	2,600,000	2,866,661
San Diego Gas & Electric Co. 4.5% 8/15/40	178,000	221,605
Sempra Energy:
2.875% 10/1/22	535,000	555,934
2.9% 2/1/23	529,000	556,128
3.25% 6/15/27	1,087,000	1,205,184
4% 2/1/48	5,578,000	6,461,979
4.05% 12/1/23	891,000	978,296
6% 10/15/39	178,000	248,225
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (a)(c)	753,000	621,948
		62,319,902

TOTAL UTILITIES		251,406,938

TOTAL NONCONVERTIBLE BONDS
(Cost $3,133,745,112)		3,392,336,589

U.S. Government and Government Agency Obligations - 43.2%
U.S. Government Agency Obligations - 1.1%
Fannie Mae:
0.375% 8/25/25	$5,415,000	$5,397,823
0.5% 6/17/25	10,000,000	10,025,051
0.625% 4/22/25	6,300,000	6,354,819
0.875% 8/5/30	4,584,000	4,518,506
1.25% 8/17/21	5,403,000	5,460,656
1.5% 11/30/20	3,227,000	3,238,186
1.625% 10/15/24	4,500,000	4,731,503
1.75% 7/2/24	5,641,000	5,950,830
1.875% 4/5/22	5,747,000	5,903,587
1.875% 9/24/26	2,379,000	2,566,394
2% 10/5/22	6,571,000	6,820,434
2.125% 4/24/26	713,000	778,467
2.375% 1/19/23	5,335,000	5,611,539
2.625% 9/6/24	713,000	779,559
2.875% 9/12/23	1,373,000	1,482,656
Federal Home Loan Bank:
0.5% 4/14/25	9,755,000	9,806,113
1.125% 7/14/21	2,365,000	2,385,315
1.375% 2/18/21	3,615,000	3,635,666
1.5% 8/15/24	1,280,000	1,342,131
1.875% 11/29/21	3,415,000	3,488,306
2% 9/9/22	6,775,000	7,029,092
2.5% 2/13/24	890,000	958,884
2.625% 10/1/20	3,100,000	3,106,344
3% 10/12/21	1,735,000	1,790,208
3.25% 11/16/28	4,230,000	5,044,930
5.5% 7/15/36	270,000	418,676
Freddie Mac:
0.25% 8/24/23	5,800,000	5,798,880
0.375% 7/21/25	5,568,000	5,553,071
2.375% 1/13/22	2,317,000	2,387,103
2.75% 6/19/23	4,316,000	4,616,088
6.25% 7/15/32	1,373,000	2,145,982
6.75% 3/15/31	4,634,000	7,231,617
Tennessee Valley Authority:
0.75% 5/15/25	6,800,000	6,904,350
5.25% 9/15/39	3,565,000	5,394,683
5.375% 4/1/56	961,000	1,591,084

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		150,248,533

U.S. Treasury Obligations - 42.1%
U.S. Treasury Bonds:
1.125% 5/15/40	146,107,000	143,435,981
1.25% 5/15/50 (e)	132,679,000	125,132,882
2% 2/15/50	43,504,000	48,962,393
2.25% 8/15/46	8,327,300	9,762,133
2.25% 8/15/49	2,736,600	3,237,312
2.375% 11/15/49	7,928,000	9,631,281
2.5% 2/15/45	50,326,600	61,494,780
2.5% 2/15/46	12,667,600	15,522,758
2.5% 5/15/46	49,427,500	60,625,918
2.75% 11/15/42	2,055,000	2,612,660
2.75% 8/15/47	3,057,800	3,944,323
2.75% 11/15/47	3,369,900	4,353,095
2.875% 5/15/43	1,252,400	1,623,521
2.875% 8/15/45	27,796,000	36,261,836
2.875% 11/15/46	26,182,500	34,386,009
2.875% 5/15/49	2,016,400	2,689,951
3% 11/15/44	41,796,400	55,455,333
3% 5/15/45	123,800,200	164,688,118
3% 11/15/45	8,342,000	11,128,424
3% 2/15/47	23,518,100	31,590,504
3% 5/15/47	519,600	698,903
3% 2/15/48	4,353,000	5,880,291
3% 2/15/49	8,691,000	11,822,136
3.125% 11/15/41	1,577,000	2,117,184
3.125% 2/15/43	19,043,200	25,638,396
3.125% 8/15/44	23,459,300	31,709,459
3.125% 5/15/48	466,400	644,725
3.375% 5/15/44	2,243,400	3,145,229
3.375% 11/15/48	4,431,700	6,413,501
3.625% 8/15/43	16,520,900	23,934,009
3.625% 2/15/44	20,662,700	29,990,779
3.75% 11/15/43	22,912,800	33,805,330
3.875% 8/15/40	1,400	2,062
4.25% 5/15/39	1,432,500	2,186,073
4.25% 11/15/40	144,500	223,348
4.375% 2/15/38	4,701,900	7,206,396
4.375% 11/15/39	17,800	27,655
4.375% 5/15/40	1,900	2,967
4.375% 5/15/41	5,235,500	8,238,550
4.5% 2/15/36	5,419,200	8,177,276
4.5% 5/15/38	4,680,500	7,281,651
4.5% 8/15/39	4,873,900	7,664,969
4.625% 2/15/40	3,832,100	6,137,497
4.75% 2/15/37	9,026,400	14,173,564
4.75% 2/15/41	489,700	803,720
5% 5/15/37	37,964,700	61,327,820
5.375% 2/15/31	9,530,300	14,038,951
6.25% 5/15/30	10,900,000	16,645,066
U.S. Treasury Notes:
0.125% 4/30/22	115,185,000	115,153,504
0.125% 5/31/22	107,492,000	107,454,210
0.125% 6/30/22	96,618,000	96,587,807
0.125% 7/31/22	150,751,000	150,698,002
0.25% 5/31/25	49,896,000	49,884,305
0.25% 6/30/25	63,825,000	63,790,095
0.25% 7/31/25	122,217,000	122,111,969
0.375% 3/31/22	136,944,000	137,436,143
0.375% 7/31/27	76,905,000	76,316,196
0.5% 3/31/25	143,182,000	144,831,949
0.5% 4/30/27	53,212,000	53,336,716
0.5% 5/31/27	35,607,000	35,670,982
0.5% 6/30/27	6,547,000	6,556,207
0.625% 3/31/27	798,000	806,697
0.625% 5/15/30	135,159,000	134,229,782
0.625% 8/15/30	99,564,000	98,739,486
1.125% 6/30/21	12,661,800	12,764,183
1.125% 7/31/21	48,100	48,519
1.125% 8/31/21	12,193,100	12,309,792
1.125% 9/30/21	11,109,800	11,224,370
1.25% 3/31/21	200	201
1.25% 10/31/21	7,961,800	8,062,567
1.25% 7/31/23	13,243,000	13,665,121
1.25% 8/31/24	46,487,300	48,401,270
1.375% 4/30/21	15,324,700	15,446,819
1.375% 5/31/21	11,474,900	11,579,788
1.375% 6/30/23	11,597,800	11,997,380
1.375% 8/31/23	1,414,100	1,465,748
1.375% 9/30/23	14,100,300	14,626,858
1.375% 1/31/25	9,913,000	10,407,488
1.375% 8/31/26	2,670,800	2,826,145
1.5% 8/31/21	46,149,000	46,758,311
1.5% 9/30/21	17,655,000	17,910,170
1.5% 10/31/21	5,369,000	5,453,100
1.5% 11/30/21	6,700,000	6,811,492
1.5% 1/31/22	778,900	793,687
1.5% 8/15/22	55,547,800	57,023,288
1.5% 9/15/22	23,304,000	23,950,322
1.5% 2/28/23	2,682,400	2,773,036
1.5% 3/31/23	10,176,900	10,532,694
1.5% 9/30/24	112,329,000	118,178,006
1.5% 10/31/24	138,521,000	145,842,051
1.5% 11/30/24	37,250,000	39,253,642
1.5% 8/15/26	11,644,100	12,402,786
1.5% 2/15/30	77,590,000	83,481,991
1.625% 11/30/20	2,266,300	2,274,626
1.625% 6/30/21	900	911
1.625% 8/31/22	16,786,200	17,285,196
1.625% 11/15/22	31,759,000	32,796,130
1.625% 12/15/22	34,771,000	35,954,029
1.625% 4/30/23	8,446,600	8,778,855
1.625% 5/31/23	9,273,600	9,649,978
1.625% 10/31/23	16,784,500	17,558,816
1.625% 2/15/26	1,812,700	1,938,881
1.625% 5/15/26	999,900	1,071,182
1.625% 9/30/26	1,274,000	1,367,659
1.625% 10/31/26	22,470,000	24,128,918
1.625% 11/30/26	2,021,000	2,171,154
1.625% 8/15/29	5,938,600	6,448,021
1.75% 11/15/20	400	401
1.75% 7/31/21	300	304
1.75% 11/30/21	25,651,000	26,164,020
1.75% 3/31/22	20,853,600	21,380,642
1.75% 5/31/22	2,861,800	2,941,953
1.75% 6/15/22	3,802,400	3,911,422
1.75% 6/30/22	4,865,800	5,008,353
1.75% 7/15/22	5,256,000	5,413,064
1.75% 9/30/22	5,131,500	5,304,087
1.75% 1/31/23	4,570,000	4,747,980
1.75% 6/30/24	7,244,300	7,671,035
1.75% 7/31/24	31,872,800	33,785,168
1.75% 12/31/24	45,915,000	48,910,237
1.75% 11/15/29	23,793,000	26,131,406
1.875% 11/30/21	14,483,500	14,792,406
1.875% 1/31/22	9,778,100	10,014,531
1.875% 2/28/22	36,469,000	37,412,066
1.875% 3/31/22	23,673,300	24,317,843
1.875% 4/30/22	4,392,000	4,518,098
1.875% 5/31/22	2,858,100	2,944,513
1.875% 7/31/22	5,928,100	6,124,237
1.875% 8/31/22	12,417,700	12,847,954
1.875% 9/30/22	14,080,600	14,590,472
1.875% 10/31/22	4,883,700	5,067,602
1.875% 6/30/26	15,666,100	17,023,421
1.875% 7/31/26	33,197,000	36,097,847
2% 11/30/20	9,125,500	9,167,434
2% 2/28/21	4,701,900	4,745,980
2% 5/31/21	7,181,100	7,279,279
2% 8/31/21	19,302,900	19,658,043
2% 10/31/21	5,293,600	5,406,916
2% 12/31/21	608,700	623,656
2% 7/31/22	8,566,000	8,870,160
2% 11/30/22	26,380,700	27,481,270
2% 4/30/24	10,425,000	11,110,362
2% 5/31/24	35,935,300	38,345,492
2% 6/30/24	4,459,800	4,765,018
2% 2/15/25	647,800	698,182
2% 8/15/25	6,441,400	6,987,158
2% 11/15/26	11,997,900	13,161,603
2.125% 1/31/21	545,400	549,874
2.125% 5/31/21	13,221,500	13,416,207
2.125% 6/30/21	1,294,000	1,314,977
2.125% 8/15/21	16,174,900	16,476,916
2.125% 9/30/21	7,778,200	7,942,879
2.125% 12/31/21	2,842,900	2,917,415
2.125% 5/15/22	9,016,000	9,319,233
2.125% 6/30/22	7,266,700	7,528,982
2.125% 12/31/22	24,694,600	25,832,867
2.125% 11/30/23	20,730,600	22,040,839
2.125% 2/29/24	9,378,800	10,012,235
2.125% 3/31/24	53,728,900	57,439,552
2.125% 7/31/24	2,225,100	2,391,635
2.125% 9/30/24	16,014,500	17,253,747
2.125% 11/30/24	2,535,000	2,738,097
2.125% 5/15/25	1,939,000	2,107,678
2.25% 4/30/21	16,553,100	16,782,645
2.25% 7/31/21	5,648,300	5,754,647
2.25% 4/15/22	42,561,100	44,009,175
2.25% 12/31/23	522,200	558,122
2.25% 1/31/24	6,447,500	6,901,595
2.25% 4/30/24	73,068,600	78,548,745
2.25% 10/31/24	23,871,200	25,877,873
2.25% 11/15/24	15,315,800	16,614,652
2.25% 12/31/24	13,968,400	15,178,085
2.25% 11/15/25	18,937,500	20,838,647
2.25% 2/15/27	944,000	1,052,818
2.25% 8/15/27	52,691,000	59,055,085
2.25% 11/15/27	43,039,100	48,355,101
2.375% 3/15/21	3,234,800	3,273,213
2.375% 3/15/22	5,867,700	6,068,256
2.375% 1/31/23	7,523,300	7,928,853
2.375% 2/29/24	50,172,600	53,998,261
2.375% 8/15/24	5,198,200	5,641,062
2.375% 5/15/27	22,662,000	25,523,078
2.375% 5/15/29	36,416,200	41,816,040
2.5% 2/28/21	100	101
2.5% 1/15/22	45,352,000	46,809,996
2.5% 2/15/22	108,400,000	112,109,313
2.5% 3/31/23	19,298,800	20,470,297
2.5% 8/15/23	17,319,200	18,514,631
2.5% 1/31/24	45,416,000	48,999,606
2.5% 5/15/24	17,021,500	18,470,322
2.5% 1/31/25	20,661,800	22,711,838
2.5% 2/28/26	9,949,100	11,123,949
2.625% 5/15/21	588,800	599,012
2.625% 6/15/21	15,233,000	15,529,925
2.625% 7/15/21	700	715
2.625% 12/15/21	46,171,900	47,643,629
2.625% 12/31/23	39,045,500	42,216,422
2.625% 3/31/25	2,858,900	3,168,019
2.625% 12/31/25	10,880,100	12,206,537
2.625% 1/31/26	9,021,000	10,134,530
2.625% 2/15/29	20,536,100	23,944,611
2.75% 4/30/23	11,148,100	11,918,887
2.75% 5/31/23	800	857
2.75% 7/31/23	10,000	10,755
2.75% 8/31/23	12,756,800	13,744,954
2.75% 11/15/23	12,801,100	13,854,691
2.75% 2/15/24	24,170,600	26,309,132
2.75% 2/28/25	3,753,700	4,173,938
2.75% 6/30/25	3,682,400	4,121,411
2.75% 2/15/28	90,222,400	104,883,540
2.875% 9/30/23	500	542
2.875% 10/31/23	33,848,500	36,738,844
2.875% 11/30/23	22,756,900	24,746,351
2.875% 4/30/25	12,040,300	13,503,949
2.875% 5/31/25	21,522,000	24,178,622
2.875% 5/15/28	46,361,100	54,492,402
2.875% 8/15/28	38,531,600	45,440,196
3% 10/31/25	7,767,100	8,841,144
3.125% 5/15/21	9,067,900	9,255,634
3.125% 11/15/28	3,802,200	4,574,225
3.625% 2/15/21	7,093,800	7,206,857

TOTAL U.S. TREASURY OBLIGATIONS		5,538,627,035

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,398,384,411)		5,688,875,568

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 10.3%
12 month U.S. LIBOR + 1.520% 3.298% 11/1/34 (a)(c)	562,955	584,496
12 month U.S. LIBOR + 1.640% 3.545% 4/1/41 (a)(c)	175,921	184,574
12 month U.S. LIBOR + 1.880% 3.807% 11/1/34 (a)(c)	48,023	50,297
2.5% 1/1/22 to 8/1/50	201,038,906	211,638,655
3% 4/1/25 to 7/1/50	400,401,506	425,422,676
3.5% 9/1/20 to 6/1/50	306,557,255	326,460,975
4% 4/1/24 to 2/1/50	223,533,731	240,617,147
4% 7/1/33	600,000	637,989
4.5% to 4.5% 10/1/20 to 3/1/50	86,841,104	94,579,056
5% 12/1/20 to 12/1/49	28,702,360	32,023,838
5.5% 12/1/22 to 6/1/49	16,102,128	18,635,719
6% to 6% 2/1/23 to 7/1/41	4,101,903	4,859,221
6.5% 3/1/22 to 6/1/40	1,504,324	1,772,424

TOTAL FANNIE MAE		1,357,467,067

Freddie Mac - 6.3%
12 month U.S. LIBOR + 1.950% 3.081% 9/1/37 (a)(c)	70,890	74,364
U.S. TREASURY 1 YEAR INDEX + 1.710% 3.273% 3/1/36 (a)(c)	438,488	459,638
U.S. TREASURY 1 YEAR INDEX + 2.220% 3.846% 12/1/35 (a)(c)	254,006	265,911
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.843% 3/1/35 (a)(c)	106,311	111,316
2.5% 11/1/22 to 8/1/50	203,505,942	214,023,094
3% 12/1/26 to 4/1/50	144,955,717	153,916,883
3% 8/1/47	92,358	97,432
3% 5/1/49	61,247	64,599
3.5% 1/1/21 to 4/1/50	225,620,390	239,737,908
3.5% 8/1/47	190,091	201,346
3.5% 9/1/47	55,459	58,658
3.5% 9/1/47	3,586,557	3,873,037
4% 2/1/25 to 11/1/49	129,614,462	139,171,918
4.5% 6/1/25 to 1/1/50	53,875,415	58,458,700
5% 4/1/23 to 5/1/50	13,610,685	15,141,867
5.5% 5/1/23 to 6/1/49	8,537,692	9,714,814
6% 4/1/32 to 8/1/37	127,316	148,184
6.5% 8/1/36 to 12/1/37	32,156	38,035

TOTAL FREDDIE MAC		835,557,704

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 2/1/32	21,342	22,441
Ginnie Mae - 6.8%
3.5% 11/15/40 to 12/20/49	220,848,941	235,732,862
4% 1/15/25 to 11/20/49	115,732,578	124,669,844
5% 1/20/39 to 3/20/49	17,574,617	19,619,797
2.5% 10/20/42 to 8/20/50	63,887,437	67,420,599
2.5% 9/1/50 (d)	22,400,000	23,606,489
3% 4/15/42 to 6/20/50	257,926,159	272,566,967
3% 9/1/50 (d)	20,500,000	21,590,856
3.5% 9/1/50 (d)	7,600,000	7,996,656
3.5% 9/1/50 (d)	18,500,000	19,465,545
3.5% 9/1/50 (d)	13,000,000	13,678,491
4% 9/1/50 (d)	4,700,000	5,006,277
4% 9/1/50 (d)	6,800,000	7,243,124
4.5% to 4.5% 3/20/33 to 12/20/49	54,782,966	59,723,125
4.5% 9/1/50 (d)	5,100,000	5,471,169
5.5% 12/20/32 to 6/20/49	3,957,257	4,541,388
6% to 6% 5/20/34 to 12/15/40	1,165,754	1,366,119
6.5% 8/20/36 to 1/15/39	216,370	256,327

TOTAL GINNIE MAE		889,955,635

Uniform Mortgage Backed Securities - 3.1%
2.5% 9/1/35 (d)	16,350,000	17,152,177
2.5% 9/1/35 (d)	29,500,000	30,947,353
2.5% 9/1/50 (d)	44,050,000	46,367,779
2.5% 9/1/50 (d)	55,950,000	58,893,921
3% 9/1/35 (d)	5,800,000	6,090,000
3% 9/1/50 (d)	47,350,000	49,937,564
3% 9/1/50 (d)	34,400,000	36,279,877
3% 9/1/50 (d)	20,700,000	21,831,205
3% 9/1/50 (d)	38,075,000	40,155,707
3% 9/1/50 (d)	28,800,000	30,373,851
3.5% 9/1/50 (d)	31,400,000	33,118,428
4% 9/1/50 (d)	20,700,000	22,061,675
4.5% 9/1/50 (d)	16,900,000	18,251,341

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		411,460,878

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,401,052,006)		3,494,463,725

Asset-Backed Securities - 0.1%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$1,482,731	$1,513,356
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	1,662,000	1,724,587
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	834,000	917,603
Series 2018-A6 Class A6, 3.21% 12/7/24	1,693,000	1,801,355
2.19% 11/20/23	1,013,000	1,036,633
Discover Card Master Trust:
Series 2017-A4 Class A4, 2.53% 10/15/26	256,000	274,597
Series 2018-A1 Class A1, 3.03% 8/15/25	3,422,000	3,633,302
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	3,396,000	3,570,013
TOTAL ASSET-BACKED SECURITIES
(Cost $13,925,847)		14,471,446

Commercial Mortgage Securities - 1.7%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	4,286,000	4,671,107
Series 2020-BN25 Class A5, 2.649% 1/15/63	4,650,000	5,074,070
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	4,705,000	5,272,607
Series 2019-B9 Class A5, 4.0156% 3/15/52	4,179,000	4,937,839
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	5,370,000	5,881,033
Series 2015-GC29 Class A4, 3.192% 4/10/48	2,028,000	2,195,324
Series 2015-P1 Class A5, 3.717% 9/15/48	1,045,000	1,164,358
Series 2016-C1 Class A4, 3.209% 5/10/49	3,308,000	3,634,064
Series 2016-P4:
Class A4, 2.902% 7/10/49	3,832,000	4,152,702
Class AAB, 2.779% 7/10/49	2,201,000	2,319,182
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	5,728,746	6,204,813
Series 2013-CR7 Class A4, 3.213% 3/10/46	2,062,124	2,153,688
Series 2014-LC15 Class A4, 4.006% 4/10/47	1,909,000	2,074,060
Series 2013-CR6 Class A4, 3.101% 3/10/46	3,344,000	3,462,533
Series 2015-CR22 Class A5, 3.309% 3/10/48	3,462,000	3,772,120
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	2,240,000	2,474,459
Series 2019-C17:
Class A4, 2.7628% 9/15/52	3,480,000	3,764,335
Class A5, 3.0161% 9/15/52	3,480,000	3,835,774
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 1/25/30	16,200,000	17,830,412
Series K034 Class A2, 3.531% 7/25/23	1,604,000	1,731,578
Series K057 Class A2, 2.57% 7/25/26	2,844,000	3,114,842
Series K080 Class A2, 3.926% 7/25/28	2,957,000	3,568,545
Series 2017-K727 Class A2, 2.946% 7/25/24	4,770,000	5,146,872
Series K-1510 Class A2, 3.718% 1/25/31	2,646,000	3,176,954
Series K013 Class A2, 3.974% 1/25/21	1,928,400	1,947,314
Series K020 Class A2, 2.373% 5/25/22	1,854,000	1,903,244
Series K036 Class A2, 3.527% 10/25/23	1,600,000	1,738,978
Series K046 Class A2, 3.205% 3/25/25	5,935,000	6,582,445
Series K047 Class A2, 3.329% 5/25/25	688,000	768,024
Series K053 Class A2, 2.995% 12/25/25	1,267,000	1,406,488
Series K056 Class A2, 2.525% 5/25/26	3,698,000	4,038,188
Series K062 Class A1, 3.032% 9/25/26	3,462,918	3,719,740
Series K064 Class A2, 3.224% 3/25/27	3,075,000	3,515,588
Series K068 Class A2, 3.244% 8/25/27	4,243,000	4,876,366
Series K079 Class A2, 3.926% 6/25/28	1,386,000	1,670,410
Series K094 Class A2, 2.903% 6/25/29	9,484,000	10,849,346
Series K730 Class A2, 3.59% 1/25/25	6,894,000	7,672,926
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	1,321,104	1,358,143
Series 2014-GC26 Class A4, 3.364% 11/10/47	4,438,000	4,758,112
Series 2020-GC45 Class A5, 2.9106% 2/13/53	9,700,000	10,767,435
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	3,566,000	3,793,915
Series 2014-C21 Class A5, 3.7748% 8/15/47	6,016,000	6,565,934
Series 2014-C23 Class A5, 3.9342% 9/15/47	1,702,000	1,873,828
Series 2014-C24 Class A5, 3.6385% 11/15/47	4,646,000	5,073,140
Series 2015-C29 Class A4, 3.6108% 5/15/48	1,604,000	1,766,410
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	3,149,000	3,333,992
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	2,968,321	3,059,566
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	1,355,617	1,454,038
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2977% 8/15/46 (a)	3,367,000	3,614,327
Series 2015-C27 Class ASB, 3.557% 12/15/47	841,000	893,142
Series 2016-C28 Class ASB, 3.288% 1/15/49	1,618,000	1,704,941
Series 2015-C20 Class A4, 3.249% 2/15/48	2,625,000	2,835,765
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	4,000,000	4,346,256
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	5,667,000	6,244,318
Series 2020-C55 Class A5, 2.725% 2/15/53	3,600,000	3,932,645
Series 2018-C48 Class A5, 4.302% 1/15/52	3,485,000	4,162,436
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	1,782,000	1,866,607
Series 2014-C25 Class A5, 3.631% 11/15/47	2,576,000	2,791,592
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $214,121,283)		228,498,870

Municipal Securities - 0.4%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,730,000	3,266,309
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$900,000	$1,634,220
Series 2010 S1, 7.043% 4/1/50	1,325,000	2,397,839
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	4,410,000	7,794,234
Series 2010, 7.6% 11/1/40	2,840,000	5,188,197
Series 2018, 3.5% 4/1/28	2,300,000	2,671,496
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	1,365,000	1,659,949
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	435,000	456,180
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	2,925,000	2,993,972
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	1,355,000	1,799,128
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	1,685,000	3,094,823
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	890,000	1,216,497
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	840,000	962,405
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	837,000	1,449,098
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	2,700,000	2,729,241
4.131% 6/15/42	2,700,000	2,719,089
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	1,610,000	2,586,690
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	1,910,000	2,691,591
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	1,095,000	1,424,420
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	920,000	1,241,926
Series 2010 164, 5.647% 11/1/40	930,000	1,326,831
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	1,010,000	1,134,644
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	1,130,000	1,675,666
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	2,016,000	2,759,158
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	175,000	257,901
Series 2015 AP, 3.931% 5/15/45	665,000	788,417
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	845,000	1,173,443
TOTAL MUNICIPAL SECURITIES
(Cost $52,901,190)		59,093,364

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
2.95% 1/23/24	$5,000,000	$5,412,300
3.3% 3/15/28	696,000	808,320
Banque Centrale de Tunisie 1.416% 8/5/21	1,515,000	1,531,665
Canadian Government 2% 11/15/22	845,000	878,716
Chilean Republic:
3.24% 2/6/28	2,067,000	2,308,581
3.25% 9/14/21	1,604,000	1,652,120
3.86% 6/21/47	1,069,000	1,316,874
Colombian Republic:
2.625% 3/15/23	1,350,000	1,383,328
3.875% 4/25/27	4,028,000	4,390,520
4% 2/26/24	686,000	732,948
4.5% 3/15/29	2,157,000	2,429,321
5% 6/15/45	2,146,000	2,561,788
5.625% 2/26/44	1,386,000	1,755,023
6.125% 1/18/41	846,000	1,106,938
Hungarian Republic:
5.375% 3/25/24	5,000,000	5,745,313
5.75% 11/22/23	9,270,000	10,634,428
Indonesian Republic:
2.85% 2/14/30	1,800,000	1,891,688
3.4% 9/18/29	1,000,000	1,100,313
3.5% 2/14/50	1,200,000	1,264,125
5.35% 2/11/49	1,000,000	1,347,500
Israeli State:
3.25% 1/17/28	2,565,000	2,922,022
4% 6/30/22	1,247,000	1,323,441
Italian Republic:
2.375% 10/17/24	1,400,000	1,447,902
2.875% 10/17/29	1,600,000	1,639,463
4% 10/17/49	1,000,000	1,035,907
6.875% 9/27/23	1,069,000	1,246,124
Jordanian Kingdom 3% 6/30/25	341,000	380,503
Manitoba Province:
2.1% 9/6/22	339,000	350,594
2.125% 5/4/22	713,000	733,843
3.05% 5/14/24	267,000	291,497
Ontario Province:
2.25% 5/18/22	1,038,000	1,072,109
2.3% 6/15/26	4,615,000	5,003,629
2.4% 2/8/22	929,000	956,433
2.5% 4/27/26	891,000	977,516
2.55% 2/12/21	1,756,000	1,773,630
3.05% 1/29/24	2,120,000	2,305,012
Panamanian Republic:
3.16% 1/23/30	1,711,000	1,863,921
3.75% 3/16/25	540,000	592,144
4% 9/22/24	682,000	750,413
4.3% 4/29/53	1,012,000	1,276,069
4.5% 4/16/50	1,212,000	1,557,420
Peruvian Republic:
2.844% 6/20/30	3,820,000	4,193,644
4.125% 8/25/27	919,000	1,071,497
5.625% 11/18/50	1,275,000	2,096,578
6.55% 3/14/37	548,000	851,455
Philippine Republic:
3% 2/1/28	3,387,000	3,687,291
3.75% 1/14/29	1,000,000	1,151,563
3.95% 1/20/40	1,444,000	1,702,115
4.2% 1/21/24	678,000	750,249
6.375% 10/23/34	1,849,000	2,697,807
Polish Government:
3.25% 4/6/26	1,176,000	1,328,880
4% 1/22/24	811,000	902,684
5% 3/23/22	2,585,000	2,766,369
Province of British Columbia 2.25% 6/2/26	672,000	731,653
Province of Quebec:
1.5% 2/11/25	6,000,000	6,214,260
2.375% 1/31/22	677,000	696,633
2.5% 4/20/26	1,009,000	1,109,698
2.75% 8/25/21	3,565,000	3,649,384
2.75% 4/12/27	846,000	946,581
2.875% 10/16/24	370,000	405,095
Ukraine Government 1.471% 9/29/21	1,836,000	1,859,772
United Mexican States:
3.625% 3/15/22	534,000	560,033
3.75% 1/11/28	1,604,000	1,735,328
4% 10/2/23	3,342,000	3,640,691
4.125% 1/21/26	455,000	507,553
4.15% 3/28/27	5,020,000	5,592,280
4.35% 1/15/47	2,568,000	2,742,143
4.5% 4/22/29	1,000,000	1,122,813
4.5% 1/31/50	2,200,000	2,401,438
4.6% 1/23/46	1,034,000	1,139,985
4.6% 2/10/48	3,128,000	3,433,958
4.75% 3/8/44	1,730,000	1,942,466
5.55% 1/21/45	698,000	867,483
6.05% 1/11/40	856,000	1,101,833
Uruguay Republic:
4.125% 11/20/45	846,621	1,024,941
4.375% 1/23/31	2,824,181	3,387,252
4.975% 4/20/55	1,049,811	1,439,881
5.1% 6/18/50	1,025,748	1,419,058
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $142,071,934)		152,623,745

Supranational Obligations - 1.2%
African Development Bank:
1.25% 7/26/21	1,674,000	1,689,386
2.375% 9/23/21	517,000	528,759
Asian Development Bank:
0.375% 9/3/25	13,000,000	12,961,100
1.5% 10/18/24	4,500,000	4,716,848
1.75% 9/13/22	2,544,000	2,621,998
1.875% 2/18/22	356,000	364,323
2% 4/24/26	1,123,000	1,218,156
2.125% 11/24/21	860,000	879,957
2.25% 1/20/21	525,000	528,744
2.5% 11/2/27	1,195,000	1,345,079
2.625% 1/30/24	2,742,000	2,959,162
2.625% 1/12/27	1,158,000	1,301,847
2.75% 3/17/23	1,707,000	1,815,548
2.75% 1/19/28	874,000	1,004,211
Corporacion Andina de Fomento 4.375% 6/15/22	2,513,000	2,659,860
Council of Europe Development Bank 1.625% 3/16/21	672,000	676,889
European Bank for Reconstruction & Development 2.125% 3/7/22	836,000	859,483
European Investment Bank:
0.875% 5/17/30	1,760,000	1,765,358
1.375% 9/15/21	3,131,000	3,168,259
1.625% 6/15/21	1,247,000	1,260,617
1.875% 2/10/25	535,000	570,516
2% 3/15/21	850,000	858,124
2% 12/15/22	2,525,000	2,627,899
2.125% 10/15/21	506,000	516,823
2.25% 3/15/22	2,834,000	2,922,704
2.25% 8/15/22	335,000	348,301
2.25% 6/24/24	4,115,000	4,420,507
2.375% 6/15/22	2,496,000	2,592,935
2.375% 5/24/27	713,000	796,476
2.5% 4/15/21	829,000	840,752
2.5% 3/15/23	3,743,000	3,957,670
2.5% 10/15/24	1,020,000	1,110,739
2.875% 9/15/20	1,604,000	1,605,474
2.875% 8/15/23	1,888,000	2,034,552
3.125% 12/14/23	2,459,000	2,688,853
3.25% 1/29/24	356,000	391,808
Inter-American Development Bank:
0.625% 7/15/25	4,000,000	4,040,924
1.25% 9/14/21	1,310,000	1,323,847
1.75% 4/14/22	335,000	343,212
1.75% 9/14/22	1,096,000	1,129,744
1.75% 3/14/25	5,400,000	5,725,431
1.875% 3/15/21	696,000	701,963
2% 6/2/26	713,000	772,260
2.125% 1/18/22	1,087,000	1,114,748
2.125% 1/15/25	326,000	350,282
2.25% 6/18/29	3,189,000	3,572,770
2.375% 7/7/27	1,200,000	1,335,480
2.5% 1/18/23	1,241,000	1,307,318
2.625% 4/19/21	1,696,000	1,721,377
3% 10/4/23	637,000	690,523
4.375% 1/24/44	713,000	1,081,639
International Bank for Reconstruction & Development:
0.375% 7/28/25	5,350,000	5,344,369
0.75% 8/26/30	3,100,000	3,060,620
0.875% 5/14/30	3,108,000	3,110,865
1.375% 5/24/21	1,009,000	1,017,072
1.375% 9/20/21	933,000	943,860
1.5% 8/28/24	7,014,000	7,339,508
1.625% 3/9/21	1,069,000	1,076,668
1.625% 2/10/22	696,000	709,920
1.625% 1/15/25	4,300,000	4,531,301
1.75% 4/19/23	1,195,000	1,242,085
1.875% 10/7/22	3,030,000	3,134,612
1.875% 6/19/23	2,992,000	3,126,147
1.875% 10/27/26	849,000	919,509
2% 1/26/22	5,780,000	5,923,344
2.25% 6/24/21	2,865,000	2,911,780
2.5% 3/19/24	677,000	728,526
2.5% 11/25/24	1,016,000	1,108,047
2.5% 7/29/25	676,000	744,919
2.75% 7/23/21	1,720,000	1,758,397
7.625% 1/19/23	988,000	1,159,833
International Finance Corp.:
0.75% 8/27/30	2,100,000	2,074,658
1.125% 7/20/21	1,167,000	1,176,373
2.25% 1/25/21	333,000	335,667
2.875% 7/31/23	767,000	825,054
Nordic Investment Bank 2.125% 2/1/22	540,000	554,311
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $147,028,929)		152,678,680

Bank Notes - 0.3%
Bank of America NA 6% 10/15/36	344,000	496,680
Citibank NA 3.65% 1/23/24	4,456,000	4,900,618
Discover Bank:
2.7% 2/6/30	$5,000,000	$5,209,706
3.45% 7/27/26	2,273,000	2,492,647
PNC Bank NA 2.625% 2/17/22	2,139,000	2,206,343
RBS Citizens NA:
2.25% 4/28/25	3,750,000	4,000,871
2.65% 5/26/22	3,633,000	3,757,408
3.75% 2/18/26	2,407,000	2,766,632
Truist Bank:
2.636% 9/17/29 (a)	5,000,000	5,173,895
3.3% 5/15/26	1,355,000	1,527,935
3.8% 10/30/26	427,000	497,264
U.S. Bank NA, Cincinnati 3.4% 7/24/23	1,782,000	1,939,201
TOTAL BANK NOTES
(Cost $32,914,486)		34,969,200
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.12% (f)	227,591,980	$227,637,499
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	47,995,200	48,000,000
TOTAL MONEY MARKET FUNDS
(Cost $275,637,499)		275,637,499
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $12,811,782,697)		13,493,648,686
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(332,752,169)
NET ASSETS - 100%		$13,160,896,517

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,106,784 or 0.8% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,367,599
Fidelity Securities Lending Cash Central Fund	2,971
Total	$1,370,570

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,392,336,589	$--	$3,392,336,589	$--
U.S. Government and Government Agency Obligations	5,688,875,568	--	5,688,875,568	--
U.S. Government Agency - Mortgage Securities	3,494,463,725	--	3,494,463,725	--
Asset-Backed Securities	14,471,446	--	14,471,446	--
Commercial Mortgage Securities	228,498,870	--	228,498,870	--
Municipal Securities	59,093,364	--	59,093,364	--
Foreign Government and Government Agency Obligations	152,623,745	--	152,623,745	--
Supranational Obligations	152,678,680	--	152,678,680	--
Bank Notes	34,969,200	--	34,969,200	--
Money Market Funds	275,637,499	275,637,499	--	--
Total Investments in Securities:	$13,493,648,686	$275,637,499	$13,218,011,187	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $47,500,000) — See accompanying schedule: Unaffiliated issuers (cost $12,536,145,198)	$13,218,011,187
Fidelity Central Funds (cost $275,637,499)	275,637,499
Total Investment in Securities (cost $12,811,782,697)		$13,493,648,686
Receivable for investments sold		83,442,028
Receivable for fund shares sold		561,082,760
Interest receivable		58,669,932
Distributions receivable from Fidelity Central Funds		33,478
Total assets		14,196,876,884
Liabilities
Payable for investments purchased
Regular delivery	$465,391,540
Delayed delivery	522,197,911
Payable for fund shares redeemed	337,296
Distributions payable	21
Other payables and accrued expenses	53,599
Collateral on securities loaned	48,000,000
Total liabilities		1,035,980,367
Net Assets		$13,160,896,517
Net Assets consist of:
Paid in capital		$12,364,893,202
Total accumulated earnings (loss)		796,003,315
Net Assets		$13,160,896,517
Net Asset Value, offering price and redemption price per share ($13,160,896,517 ÷ 1,206,980,280 shares)		$10.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Interest (including $135,281 from security lending)		$246,581,456
Income from Fidelity Central Funds (including $2,971 from security lending)		1,370,570
Total income		247,952,026
Expenses
Custodian fees and expenses	$143,600
Independent trustees' fees and expenses	33,301
Commitment fees	7,433
Total expenses before reductions	184,334
Expense reductions	(15,079)
Total expenses after reductions		169,255
Net investment income (loss)		247,782,771
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,763,814
Fidelity Central Funds	(30,572)
Total net realized gain (loss)		122,733,242
Change in net unrealized appreciation (depreciation) on investment securities		352,001,208
Net gain (loss)		474,734,450
Net increase (decrease) in net assets resulting from operations		$722,517,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	For the period April 26, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$247,782,771	$66,295,302
Net realized gain (loss)	122,733,242	11,739,405
Change in net unrealized appreciation (depreciation)	352,001,208	329,864,781
Net increase (decrease) in net assets resulting from operations	722,517,221	407,899,488
Distributions to shareholders	(267,179,630)	(67,250,496)
Share transactions
Proceeds from sales of shares	7,645,308,248	7,557,517,097
Reinvestment of distributions	266,675,210	67,250,474
Cost of shares redeemed	(2,652,517,464)	(519,323,631)
Net increase (decrease) in net assets resulting from share transactions	5,259,465,994	7,105,443,940
Total increase (decrease) in net assets	5,714,803,585	7,446,092,932
Net Assets
Beginning of period	7,446,092,932	–
End of period	$13,160,896,517	$7,446,092,932
Other Information
Shares
Sold	722,597,297	753,547,789
Issued in reinvestment of distributions	25,082,619	6,541,974
Redeemed	(250,186,583)	(50,602,816)
Net increase (decrease)	497,493,333	709,486,947

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Bond Index Fund

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B	.242	.098
Net realized and unrealized gain (loss)	.422	.501
Total from investment operations	.664	.599
Distributions from net investment income	(.250)	(.099)
Distributions from net realized gain	(.014)	–
Total distributions	(.264)	(.099)
Net asset value, end of period	$10.90	$10.50
Total ReturnC,D	6.42%	6.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G,H
Expenses net of fee waivers, if any	- %G	- %G,H
Expenses net of all reductions	- %G	- %G,H
Net investment income (loss)	2.29%	2.77%H
Supplemental Data
Net assets, end of period (000 omitted)	$13,160,897	$7,446,093
Portfolio turnover rateI	71%J	20%J,K

 A For the period April 26, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Series Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$698,722,365
Gross unrealized depreciation	(17,582,770)
Net unrealized appreciation (depreciation)	$681,139,595
Tax Cost	$12,812,509,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$90,105,413
Undistributed long-term capital gain	$24,758,307
Net unrealized appreciation (depreciation) on securities and other investments	$681,139,595

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019(a)
Ordinary Income	$267,179,630	$ 67,250,496

 (a) For the period April 26, 2019 (commencement of operations) to August 31, 2020.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Bond Index Fund	3,577,611,591	2,087,118,574

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest, and cash valued at $1,900,607,034 in exchange for 182,575,123 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $6,538,471,526 in exchange for 653,847,154 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Bond Index Fund	$7,433

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $356. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $15,079.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period April 26, 2019 (commencement of operations) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period April 26, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Series Bond Index Fund	- %-C
Actual		$1,000.00	$1,030.80	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Bond Index Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2019, a distribution of $0.100 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $24,758,307, or, if subsequently determined to be different, the net capital gain of such year.

A total of 31.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

SBX-ANN-1020
1.9892975.101

Fidelity® SAI Total Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Total Bond Fund	7.16%	9.65%

 A From October 25, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Total Bond Fund on October 25, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,859	Fidelity® SAI Total Bond Fund
$11,876	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending August 31, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the coronavirus pandemic. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47% for the year. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Yields then rose and spreads widened in August, amid strong issuance of new corporate bonds. Within the Bloomberg Barclays index, corporate bonds gained 7.50% for the period, topping the 6.98% advance of U.S. Treasuries. Conversely, agency mortgage-backed securities (+4.54%) lagged the broader market, as did other securitized sectors. Outside the index, U.S. corporate high-yield bonds gained 3.62%, while Treasury Inflation-Protected Securities (TIPS) rose 8.99%.

Comments from Lead Portfolio Manager Ford O'Neil:  For the fiscal year, the fund gained 7.16%, outpacing the 6.47% advance of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Positioning among investment-grade corporate bonds, including our decision to add significantly to this asset class beginning in March, added notable relative value. Security selection among investment-grade corporates also produced a positive relative result, partly due to spring 2020 additions of high-quality names including Coca-Cola, Pepsi, Boeing, Disney, Comcast, Wells Fargo and Berkshire Hathaway Energy. By period end, we reduced the fund's investment-grade corporate holdings. A meaningful non-benchmark position in Treasury Inflation-Protected Securities (TIPS) boosted relative results, as did spring additions of higher-quality sovereign debt from Qatar and Abu Dhabi. Conversely, allocations to high-yield securities, lower-quality emerging markets debt and investment-grade and high-yield commercial mortgage-backed securities detracted. Certain holdings tied to energy, as well as asset-backed securities, such as collateralized loan obligations, of airline leasing companies, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2020
U.S. Government and U.S. Government Agency Obligations	41.3%
AAA	5.1%
AA	2.2%
A	8.3%
BBB	22.6%
BB and Below	16.5%
Not Rated	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2020*,**,***
Corporate Bonds	40.1%
U.S. Government and U.S. Government Agency Obligations	41.3%
Asset-Backed Securities	4.1%
CMOs and Other Mortgage Related Securities	3.9%
Municipal Bonds	0.7%
Other Investments	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 15.5%

 ** Futures and Swaps - 2.5%

 *** Written options - (0.3)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Corporate Bonds - 40.1%
		Principal Amount(a)	Value
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24		$4,520,000	$4,251,353
3.375% 8/15/26		3,192,000	3,148,187
			7,399,540
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc. 15% 7/31/23 (b)(c)		415,800	415,800
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (d)		10,000	14,326

TOTAL CONVERTIBLE BONDS			7,829,666

Nonconvertible Bonds - 40.0%
COMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
3% 6/30/22		4,553,000	4,752,571
4.1% 2/15/28		2,932,000	3,422,905
4.3% 2/15/30		5,781,000	6,906,328
4.45% 4/1/24		855,000	960,114
4.5% 3/9/48		7,500,000	8,784,447
6.2% 3/15/40		4,280,000	5,845,639
6.3% 1/15/38		6,048,000	8,469,622
Axtel S.A.B. de CV 6.375% 11/14/24 (d)		574,000	599,651
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (d)		11,985,000	12,549,494
7.5% 10/15/26 (d)		9,845,000	10,509,538
Century Telephone Enterprises, Inc. 6.875% 1/15/28		155,000	170,500
CenturyLink, Inc.:
5.125% 12/15/26 (d)		4,820,000	4,998,461
5.625% 4/1/25		1,655,000	1,785,331
Colombia Telecomunicaciones SA:
4.95% 7/17/30 (d)		300,000	317,100
5.375% 9/27/22 (d)		1,059,000	1,061,817
Frontier Communications Corp. 8% 4/1/27 (d)		13,188,000	13,253,940
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	5,800,000	6,912,238
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		290,000	290,754
4.25% 7/1/28 (d)		2,885,000	2,969,386
4.625% 9/15/27 (d)		2,595,000	2,718,263
5.375% 1/15/24		4,123,000	4,169,384
Liquid Telecommunications Financing PLC 8.5% 7/13/22 (d)		355,000	362,100
Qtel International Finance Ltd.:
3.25% 2/21/23 (d)		645,000	675,436
5% 10/19/25 (d)		360,000	423,113
Sable International Finance Ltd. 5.75% 9/7/27 (d)		680,000	716,448
SFR Group SA:
7.375% 5/1/26 (d)		6,669,000	7,080,144
8.125% 2/1/27 (d)		8,879,000	9,900,085
Sprint Capital Corp. 6.875% 11/15/28		6,000,000	7,675,440
Telecom Argentina SA 8.5% 8/6/25 (d)		257,000	236,922
Telecom Italia Capital SA:
6% 9/30/34		935,000	1,136,025
6.375% 11/15/33		530,000	662,500
Telecom Italia SpA 5.303% 5/30/24 (d)		5,150,000	5,685,394
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		365,000	384,619
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		6,000,000	6,378,000
Turk Telekomunikasyon A/S 6.875% 2/28/25 (d)		165,000	171,703
Verizon Communications, Inc.:
3% 3/22/27		2,669,000	2,979,471
4.862% 8/21/46		14,509,000	19,477,279
5.012% 4/15/49		3,325,000	4,613,970
5.5% 3/16/47		13,101,000	19,104,035
Virgin Media Finance PLC 5% 7/15/30 (d)		605,000	623,150
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		1,370,000	1,354,588
6.125% 3/1/28 (d)		4,855,000	5,012,788
			196,100,693
Entertainment - 0.4%
Netflix, Inc.:
3.625% 6/15/25 (d)		2,180,000	2,299,900
4.875% 4/15/28		4,295,000	4,971,463
5.375% 11/15/29 (d)		455,000	547,138
5.875% 11/15/28		1,565,000	1,917,125
6.375% 5/15/29		490,000	618,625
The Walt Disney Co.:
3.8% 3/22/30		20,840,000	24,688,085
4.7% 3/23/50		15,291,000	20,213,163
			55,255,499
Media - 1.8%
Altice Financing SA:
5% 1/15/28 (d)		905,000	929,888
7.5% 5/15/26 (d)		8,782,000	9,372,041
Altice France Holding SA 6% 2/15/28 (d)		5,945,000	5,945,000
Cablevision Systems Corp. 5.875% 9/15/22		1,132,000	1,199,920
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (d)		2,321,000	2,352,914
4.5% 8/15/30 (d)		1,520,000	1,607,400
5% 2/1/28 (d)		6,950,000	7,349,625
5.125% 5/1/27 (d)		5,073,000	5,402,846
5.5% 5/1/26 (d)		4,426,000	4,625,170
5.75% 2/15/26 (d)		7,408,000	7,764,028
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22		7,411,000	7,897,088
4.908% 7/23/25		7,411,000	8,622,491
5.375% 5/1/47		18,624,000	22,413,043
6.484% 10/23/45		5,093,000	6,803,324
Clear Channel International BV 6.625% 8/1/25 (d)		200,000	207,000
Comcast Corp.:
3.9% 3/1/38		1,904,000	2,275,884
4.65% 7/15/42		4,483,000	5,777,478
6.45% 3/15/37		797,000	1,199,793
CSC Holdings LLC:
4.125% 12/1/30 (d)		2,365,000	2,454,870
5.25% 6/1/24		1,554,000	1,682,205
5.5% 5/15/26 (d)		2,986,000	3,132,195
5.5% 4/15/27 (d)		1,468,000	1,565,563
5.75% 1/15/30 (d)		7,385,000	8,049,650
7.5% 4/1/28 (d)		1,724,000	1,935,190
Discovery Communications LLC:
3.625% 5/15/30		7,624,000	8,436,630
4.65% 5/15/50		20,572,000	23,497,460
DISH DBS Corp.:
5.875% 11/15/24		4,644,000	4,908,580
7.75% 7/1/26		492,000	563,340
Dolya Holdco 18 DAC 5% 7/15/28 (d)		2,835,000	2,938,336
Fox Corp.:
3.666% 1/25/22		1,416,000	1,478,562
4.03% 1/25/24		2,489,000	2,750,788
4.709% 1/25/29		3,602,000	4,322,601
5.476% 1/25/39		3,552,000	4,693,349
5.576% 1/25/49		2,357,000	3,233,499
Globo Comunicacao e Participacoes SA 4.843% 6/8/25 (d)		321,000	328,624
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,800,000	1,978,894
2.125% 10/16/26 (Reg. S)	EUR	5,800,000	6,331,655
2.75% 4/13/23 (Reg. S)	EUR	3,200,000	3,747,249
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (d)		6,520,000	6,601,500
6.875% 2/15/23 (d)		886,000	908,150
Sirius XM Radio, Inc.:
4.125% 7/1/30 (d)		720,000	757,800
4.625% 7/15/24 (d)		1,350,000	1,404,000
5% 8/1/27 (d)		4,554,000	4,830,337
5.375% 7/15/26 (d)		1,930,000	2,019,263
5.5% 7/1/29 (d)		695,000	763,305
Time Warner Cable, Inc.:
4% 9/1/21		7,359,000	7,529,676
4.5% 9/15/42		11,810,000	13,178,591
5.5% 9/1/41		4,708,000	5,760,703
5.875% 11/15/40		6,004,000	7,609,296
6.55% 5/1/37		17,014,000	22,701,287
7.3% 7/1/38		14,056,000	19,962,224
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		3,333,000	1,836,275
Univision Communications, Inc.:
6.625% 6/1/27 (d)		560,000	562,800
9.5% 5/1/25 (d)		485,000	531,075
Virgin Media Secured Finance PLC 5.5% 8/15/26 (d)		1,573,000	1,657,549
VTR Finance BV 6.375% 7/15/28 (d)		450,000	480,375
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		1,895,000	2,008,700
6% 1/15/27 (d)		2,034,000	2,140,785
Ziggo BV 5.5% 1/15/27 (d)		4,356,000	4,578,200
			297,596,064
Wireless Telecommunication Services - 0.7%
America Movil S.A.B. de CV 3.125% 7/16/22		3,345,000	3,481,936
Comcel Trust 6.875% 2/6/24 (d)		1,411,000	1,434,811
Digicel Group Ltd. 6.75% 3/1/23 (d)		404,000	264,494
Intelsat Jackson Holdings SA:
8% 2/15/24 (d)		9,100,000	9,282,000
8.5% 10/15/24 (d)(e)		2,590,000	1,761,200
Millicom International Cellular SA:
6% 3/15/25 (d)		5,362,000	5,502,753
6.625% 10/15/26 (d)		6,679,000	7,259,238
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (d)		241,000	265,928
Silknet JSC 11% 4/2/24 (Reg. S)		200,000	207,000
Sprint Communications, Inc. 6% 11/15/22		2,669,000	2,895,865
Sprint Corp.:
7.125% 6/15/24		2,355,000	2,737,005
7.875% 9/15/23		9,272,000	10,784,495
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (d)		17,020,000	19,248,088
3.875% 4/15/30 (d)		27,070,000	30,938,574
4.375% 4/15/40 (d)		2,795,000	3,361,435
4.5% 2/1/26		2,637,000	2,719,367
4.5% 4/15/50 (d)		5,491,000	6,707,147
4.75% 2/1/28		825,000	888,938
6.375% 3/1/25		2,350,000	2,399,938
6.5% 1/15/26		1,450,000	1,517,969
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		717,000	720,585
VFU Funding PLC (VF Ukraine) 6.2% 2/11/25 (d)		200,000	201,250
VimpelCom Holdings BV 7.25% 4/26/23 (d)		855,000	950,170
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (f)	EUR	1,100,000	1,310,716
6.25% 10/3/78 (Reg. S) (f)		760,000	834,700
			117,675,602
TOTAL COMMUNICATION SERVICES			666,627,858
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.0%
Metalsa SA de CV 4.9% 4/24/23 (d)		1,377,000	1,364,091
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,692,000	1,789,470
			3,153,561
Automobiles - 0.4%
General Motors Financial Co., Inc.:
4% 1/15/25		6,564,000	7,084,311
4.2% 3/1/21		9,534,000	9,662,720
4.25% 5/15/23		1,967,000	2,098,056
4.375% 9/25/21		17,407,000	18,003,202
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	1,930,000	2,213,098
Volkswagen Financial Services AG 3% 4/6/25 (Reg. S)	EUR	860,000	1,117,220
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (d)		12,516,000	12,987,062
3.125% 5/12/23 (d)		10,902,000	11,568,044
			64,733,713
Diversified Consumer Services - 0.1%
Bonitron Designated Activity Co. 8.75% 10/30/22 (d)		1,310,000	1,237,950
Frontdoor, Inc. 6.75% 8/15/26 (d)		1,301,000	1,398,575
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		5,025,000	4,849,125
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		3,073,000	3,397,142
Laureate Education, Inc. 8.25% 5/1/25 (d)		3,740,000	3,976,331
Service Corp. International 5.125% 6/1/29		2,440,000	2,703,203
Sotheby's 7.375% 10/15/27 (d)		3,645,000	3,717,900
			21,280,226
Hotels, Restaurants & Leisure - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (d)		1,065,000	1,084,969
5% 10/15/25 (d)		1,914,000	1,965,506
5.75% 4/15/25 (d)		870,000	928,725
Aramark Services, Inc.:
4.75% 6/1/26		2,277,000	2,263,771
5% 2/1/28 (d)		9,644,000	9,656,055
6.375% 5/1/25 (d)		5,065,000	5,305,588
Boyd Gaming Corp.:
4.75% 12/1/27		3,545,000	3,531,706
6% 8/15/26		860,000	901,925
6.375% 4/1/26		2,330,000	2,429,048
Caesars Resort Collection LLC 5.25% 10/15/25 (d)		8,891,000	8,511,977
Colt Merger Sub, Inc.:
6.25% 7/1/25 (d)		4,640,000	4,911,208
8.125% 7/1/27 (d)		2,050,000	2,173,000
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		5,465,000	5,191,750
Golden Nugget, Inc. 6.75% 10/15/24 (d)		5,045,000	4,313,475
Hilton Domestic Operating Co., Inc.:
4.25% 9/1/24		2,642,000	2,645,303
5.75% 5/1/28 (d)		230,000	243,225
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		936,000	945,360
4.875% 4/1/27		555,000	568,875
Marriott Ownership Resorts, Inc.:
4.75% 1/15/28		775,000	730,802
6.125% 9/15/25 (d)		790,000	839,375
McDonald's Corp.:
3.5% 7/1/27		3,551,000	4,058,693
3.6% 7/1/30		4,224,000	4,912,723
4.2% 4/1/50		2,136,000	2,606,471
MCE Finance Ltd. 4.875% 6/6/25 (d)		4,542,000	4,690,064
NagaCorp Ltd.:
7.95% 7/6/24 (Reg. S)		600,000	601,125
9.375% 5/21/21 (d)		786,000	802,948
NCL Corp. Ltd. 12.25% 5/15/24 (d)		110,000	122,513
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (d)		130,000	136,825
10.875% 6/1/23 (d)		615,000	677,617
Scientific Games Corp. 5% 10/15/25 (d)		1,851,000	1,831,342
Stars Group Holdings BV 7% 7/15/26 (d)		6,520,000	6,950,320
Station Casinos LLC 5% 10/1/25 (d)		1,917,000	1,894,245
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (d)		352,000	341,440
Times Square Hotel Trust 8.528% 8/1/26 (d)		582,422	633,304
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (d)		422,000	417,780
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (d)		1,871,000	1,941,163
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (d)		2,407,000	2,344,418
5.5% 3/1/25 (d)		1,500,000	1,485,000
Wynn Macau Ltd.:
4.875% 10/1/24 (d)		2,300,000	2,307,906
5.5% 10/1/27 (d)		2,885,000	2,905,736
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (d)		2,110,000	2,215,500
Yum! Brands, Inc. 7.75% 4/1/25 (d)		4,900,000	5,469,625
			108,488,401
Household Durables - 0.0%
Adams Homes, Inc. 7.5% 2/15/25 (d)		280,000	279,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (d)		1,656,000	1,680,343
			1,959,643
Internet & Direct Marketing Retail - 0.0%
Expedia, Inc.:
6.25% 5/1/25 (d)		330,000	362,502
7% 5/1/25 (d)		105,000	114,142
Match Group Holdings II LLC 4.125% 8/1/30 (d)		595,000	623,263
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		180,000	186,354
			1,286,261
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22		3,896,000	4,023,682
3% 11/19/24		8,864,000	9,386,814
Mattel, Inc.:
5.875% 12/15/27 (d)		680,000	739,568
6.75% 12/31/25 (d)		3,140,000	3,332,325
			17,482,389
Multiline Retail - 0.1%
John Lewis PLC 6.125% 1/21/25	GBP	3,699,000	5,237,855
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	2,330,000	3,100,531
Nordstrom, Inc. 8.75% 5/15/25 (d)		135,000	148,980
			8,487,366
Specialty Retail - 0.5%
AutoNation, Inc. 4.75% 6/1/30		1,671,000	1,957,583
AutoZone, Inc.:
3.625% 4/15/25		2,398,000	2,689,279
4% 4/15/30		11,145,000	13,260,890
Lowe's Companies, Inc.:
4.5% 4/15/30		8,031,000	9,953,451
5% 4/15/40		5,131,000	6,789,705
5.125% 4/15/50		6,028,000	8,305,942
O'Reilly Automotive, Inc. 4.2% 4/1/30		2,481,000	2,983,476
Staples, Inc. 10.75% 4/15/27 (d)		500,000	347,500
TJX Companies, Inc.:
3.75% 4/15/27		9,194,000	10,577,323
3.875% 4/15/30		17,076,000	20,260,526
			77,125,675
Textiles, Apparel & Luxury Goods - 0.0%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (d)(e)		245,000	24,883
The William Carter Co. 5.625% 3/15/27 (d)		1,450,000	1,540,451
Wolverine World Wide, Inc. 6.375% 5/15/25 (d)		2,870,000	3,042,200
			4,607,534
TOTAL CONSUMER DISCRETIONARY			308,604,769
CONSUMER STAPLES - 2.8%
Beverages - 1.3%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		13,110,000	15,558,984
4.9% 2/1/46		16,343,000	19,831,701
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		18,100,000	20,722,001
4.35% 6/1/40		7,470,000	8,677,842
4.5% 6/1/50		20,000,000	24,204,998
4.6% 6/1/60		8,099,000	9,893,468
4.75% 4/15/58		10,214,000	12,634,834
5.45% 1/23/39		9,200,000	11,702,822
5.55% 1/23/49		21,036,000	28,389,144
5.8% 1/23/59 (Reg. S)		22,287,000	31,669,259
Central American Bottling Corp. 5.75% 1/31/27 (d)		107,000	113,387
Constellation Brands, Inc. 4.25% 5/1/23		1,889,000	2,067,914
The Coca-Cola Co.:
3.375% 3/25/27		13,095,000	15,104,908
3.45% 3/25/30		7,303,000	8,723,275
			209,294,537
Food & Staples Retailing - 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 2/15/23 (d)		85,000	86,913
Performance Food Group, Inc.:
5.5% 10/15/27 (d)		2,160,000	2,251,800
6.875% 5/1/25 (d)		2,890,000	3,077,850
Sysco Corp.:
5.65% 4/1/25		5,949,000	7,041,241
5.95% 4/1/30		7,190,000	9,065,037
6.6% 4/1/40		7,190,000	9,575,798
6.6% 4/1/50		7,190,000	9,918,238
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	1,100,000	1,555,636
U.S. Foods, Inc. 6.25% 4/15/25 (d)		1,915,000	2,029,900
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		3,647,000	3,753,932
			48,356,345
Food Products - 0.3%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (d)		938,000	987,245
Conagra Brands, Inc. 3.8% 10/22/21		2,253,000	2,337,108
Darling Ingredients, Inc. 5.25% 4/15/27 (d)		2,795,000	2,966,194
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		803,000	889,573
H.J. Heinz Co. 5% 7/15/35		1,380,000	1,595,994
JBS Investments II GmbH 7% 1/15/26 (d)		283,000	305,985
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (d)		9,343,000	9,646,648
5.875% 7/15/24 (d)		5,027,000	5,127,540
6.75% 2/15/28 (d)		880,000	974,600
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		2,645,000	2,938,384
6.5% 4/15/29 (d)		6,845,000	7,769,075
Lamb Weston Holdings, Inc. 4.875% 5/15/28 (d)		3,645,000	4,011,013
MHP SA 7.75% 5/10/24 (d)		480,000	509,100
Post Holdings, Inc.:
4.625% 4/15/30 (d)		1,255,000	1,309,906
5% 8/15/26 (d)		1,481,000	1,536,982
5.5% 12/15/29 (d)		3,389,000	3,715,022
5.625% 1/15/28 (d)		915,000	978,181
5.75% 3/1/27 (d)		4,346,000	4,590,463
TreeHouse Foods, Inc. 4% 9/1/28 (g)		1,590,000	1,618,127
			53,807,140
Personal Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (d)		697,000	719,506
Tobacco - 0.9%
Altria Group, Inc.:
2.85% 8/9/22		3,474,000	3,626,384
3.875% 9/16/46		17,640,000	18,305,787
4% 1/31/24		2,326,000	2,571,772
4.25% 8/9/42		10,924,000	11,549,241
4.5% 5/2/43		7,299,000	7,974,588
4.8% 2/14/29		10,842,000	12,966,293
5.375% 1/31/44		13,161,000	16,265,754
5.95% 2/14/49		7,200,000	9,729,938
BAT Capital Corp. 4.7% 4/2/27		1,700,000	1,969,360
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (d)		8,121,000	8,841,922
3.75% 7/21/22 (d)		7,367,000	7,695,744
4.25% 7/21/25 (d)		6,702,000	7,451,220
Reynolds American, Inc.:
4% 6/12/22		4,132,000	4,378,267
4.45% 6/12/25		5,354,000	6,095,034
5.7% 8/15/35		1,538,000	1,901,998
5.85% 8/15/45		12,953,000	16,001,654
6.15% 9/15/43		1,637,000	2,050,925
7.25% 6/15/37		1,835,000	2,456,841
			141,832,722
TOTAL CONSUMER STAPLES			454,010,250
ENERGY - 6.1%
Energy Equipment & Services - 0.1%
ADES International Holding Ltd. 8.625% 4/24/24 (d)		725,000	670,625
Borets Finance DAC 6.5% 4/7/22 (d)		374,000	374,935
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21		6,854,000	7,103,709
Halliburton Co.:
3.8% 11/15/25		218,000	239,108
4.85% 11/15/35		3,103,000	3,451,324
Jonah Energy LLC 7.25% 10/15/25 (d)		2,305,000	322,700
Noble Holding International Ltd.:
7.95% 4/1/25 (e)(f)		2,747,000	41,205
8.95% 4/1/45 (e)(f)		2,652,000	39,780
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		114,000	136,059
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		208,000	228,280
7.625% 11/7/24 (d)		540,000	592,313
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)		380,000	309,700
U.S.A. Compression Partners LP:
6.875% 4/1/26		2,099,000	2,161,970
6.875% 9/1/27		715,000	740,025
Valaris PLC:
5.2% 3/15/25 (e)		2,862,000	203,918
5.75% 10/1/44 (e)		2,831,000	201,709
Weatherford International Ltd. 11% 12/1/24 (d)		1,498,000	1,018,640
			17,836,000
Oil, Gas & Consumable Fuels - 6.0%
Amerada Hess Corp.:
7.125% 3/15/33		2,041,000	2,520,182
7.3% 8/15/31		2,651,000	3,263,615
Apache Corp. 5.1% 9/1/40		115,000	111,859
Canadian Natural Resources Ltd.:
3.9% 2/1/25		9,072,000	9,886,856
5.85% 2/1/35		3,955,000	4,866,398
Cenovus Energy, Inc. 4.25% 4/15/27		12,993,000	12,473,670
Cheniere Energy Partners LP:
5.25% 10/1/25		10,363,000	10,603,836
5.625% 10/1/26		4,428,000	4,641,385
Chesapeake Energy Corp.:
7% 10/1/24 (e)		1,060,000	45,050
8% 1/15/25 (e)		2,804,000	119,170
8% 6/15/27 (e)		5,161,000	219,343
Citgo Holding, Inc. 9.25% 8/1/24 (d)		675,000	666,563
Citgo Petroleum Corp.:
6.25% 8/15/22 (d)		8,445,000	8,423,888
7% 6/15/25 (d)		1,045,000	1,050,225
Columbia Pipeline Group, Inc. 4.5% 6/1/25		1,708,000	1,987,946
Comstock Resources, Inc. 9.75% 8/15/26		3,751,000	3,966,720
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		3,910,000	3,587,425
5.75% 4/1/25		4,630,000	4,429,405
6.25% 4/1/23		2,490,000	2,452,127
CVR Energy, Inc.:
5.25% 2/15/25 (d)		4,055,000	3,835,422
5.75% 2/15/28 (d)		360,000	326,700
DCP Midstream LLC:
4.75% 9/30/21 (d)		4,113,000	4,195,260
5.85% 5/21/43 (d)(f)		9,176,000	7,099,930
DCP Midstream Operating LP:
3.875% 3/15/23		2,008,000	2,033,100
5.125% 5/15/29		6,125,000	6,492,561
5.375% 7/15/25		3,234,000	3,474,286
5.625% 7/15/27		2,870,000	3,099,600
Denbury Resources, Inc.:
7.75% 2/15/24 (d)(e)		3,046,000	1,523,000
9% 5/15/21 (d)(e)		2,279,000	1,139,500
9.25% 3/31/22 (d)(e)		4,146,000	2,073,000
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (f)		1,457,913	1,005,504
Duke Energy Field Services 6.45% 11/3/36 (d)		4,987,000	4,987,000
EG Global Finance PLC:
6.75% 2/7/25 (d)		2,905,000	3,003,044
8.5% 10/30/25 (d)		4,855,000	5,194,850
El Paso Corp. 6.5% 9/15/20		5,858,000	5,870,376
Empresa Nacional de Petroleo 4.375% 10/30/24 (d)		3,283,000	3,566,159
Enable Midstream Partners LP 3.9% 5/15/24 (f)		1,542,000	1,531,852
Enbridge Energy Partners LP 4.2% 9/15/21		4,838,000	4,980,730
Enbridge, Inc.:
4% 10/1/23		5,655,000	6,145,742
4.25% 12/1/26		2,805,000	3,241,820
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (d)		205,000	204,834
5.75% 1/30/28 (d)		2,030,000	2,075,675
6.625% 7/15/25 (d)		490,000	511,134
Energy Transfer Partners LP:
3.75% 5/15/30		4,728,000	4,688,321
4.2% 9/15/23		2,098,000	2,225,283
4.25% 3/15/23		2,044,000	2,153,656
4.5% 4/15/24		2,483,000	2,671,847
4.95% 6/15/28		7,159,000	7,667,721
5% 5/15/50		10,571,000	10,108,166
5.25% 4/15/29		4,040,000	4,421,980
5.8% 6/15/38		3,992,000	4,031,233
6% 6/15/48		2,599,000	2,663,467
6.25% 4/15/49		2,774,000	2,902,359
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (d)(e)		339,000	73,733
EQM Midstream Partners LP 6.5% 7/1/27 (d)		1,410,000	1,543,950
Exxon Mobil Corp. 3.482% 3/19/30		31,960,000	37,104,143
Frontera Energy Corp. 9.7% 6/25/23 (d)		407,000	333,486
GeoPark Ltd. 6.5% 9/21/24 (d)		445,000	428,452
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		616,000	609,840
Global Partners LP/GLP Finance Corp.:
7% 6/15/23		3,618,000	3,618,000
7% 8/1/27		3,000,000	3,015,000
Hess Corp.:
4.3% 4/1/27		1,760,000	1,873,011
5.6% 2/15/41		2,958,000	3,373,874
5.8% 4/1/47		8,637,000	9,839,126
Hess Midstream Partners LP:
5.125% 6/15/28 (d)		2,915,000	2,996,970
5.625% 2/15/26 (d)		5,242,000	5,453,986
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (d)		2,161,000	2,047,548
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		2,885,000	2,886,731
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (d)		1,864,000	1,870,990
KazMunaiGaz National Co.:
3.875% 4/19/22 (d)		480,000	496,800
4.75% 4/24/25 (d)		152,000	168,188
Kinder Morgan Energy Partners LP:
3.45% 2/15/23		3,804,000	3,997,993
3.5% 3/1/21		4,115,000	4,156,367
5.5% 3/1/44		15,589,000	18,775,318
6.55% 9/15/40		686,000	849,141
Kinder Morgan, Inc.:
5% 2/15/21 (d)		3,849,000	3,911,074
5.05% 2/15/46		1,762,000	2,080,201
5.55% 6/1/45		4,783,000	5,900,325
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		2,305,000	2,062,975
Leviathan Bond Ltd. 5.75% 6/30/23 (Reg. S) (d)		535,000	553,971
Marathon Petroleum Corp. 5.125% 3/1/21		3,694,000	3,779,454
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (d)		185,000	185,430
MEG Energy Corp. 7.125% 2/1/27 (d)		2,110,000	2,018,785
MPLX LP:
3 month U.S. LIBOR + 0.900% 1.2129% 9/9/21 (f)(h)		3,232,000	3,231,889
3 month U.S. LIBOR + 1.100% 1.4129% 9/9/22 (f)(h)		4,865,000	4,865,436
4.5% 7/15/23		3,588,000	3,884,550
4.8% 2/15/29		2,198,000	2,544,810
4.875% 12/1/24		4,860,000	5,484,425
5.5% 2/15/49		6,593,000	7,784,611
NAK Naftogaz Ukraine:
7.375% 7/19/22 (Reg. S)		1,480,000	1,459,650
7.625% 11/8/26 (d)		305,000	297,375
New Fortress Energy LLC 6.75% 9/15/25 (d)(g)		4,365,000	4,420,392
Nostrum Oil & Gas Finance BV 8% 7/25/22 (d)		4,009,000	840,637
Occidental Petroleum Corp.:
2.7% 8/15/22		2,818,000	2,770,587
2.9% 8/15/24		10,367,000	9,537,640
3.2% 8/15/26		1,253,000	1,098,681
3.4% 4/15/26		1,435,000	1,271,238
3.5% 8/15/29		5,291,000	4,550,260
4.2% 3/15/48		1,080,000	818,100
4.3% 8/15/39		1,325,000	1,020,250
4.4% 4/15/46		1,085,000	866,644
4.4% 8/15/49		1,165,000	897,050
4.5% 7/15/44		17,494,000	13,820,260
5.55% 3/15/26		12,306,000	12,244,470
6.2% 3/15/40		730,000	693,500
6.45% 9/15/36		12,651,000	12,406,077
6.6% 3/15/46		10,444,000	10,371,832
7.5% 5/1/31		17,069,000	18,093,140
7.875% 9/15/31		465,000	497,550
8.875% 7/15/30		1,595,000	1,802,350
Pampa Holding SA 7.375% 7/21/23 (d)		612,000	560,363
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (d)		3,005,000	3,290,475
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		2,702,000	2,680,087
Pemex Project Funding Master Trust:
6.625% 6/15/35		2,892,000	2,544,056
8.625% 2/1/22		795,000	850,153
Petrobras Global Finance BV:
5.093% 1/15/30 (d)		57,119,000	59,448,387
5.75% 2/1/29		455,000	498,140
6.125% 1/17/22		290,000	305,588
6.25% 3/17/24		1,190,000	1,314,578
6.9% 3/19/49		295,000	336,459
7.25% 3/17/44		16,350,000	19,185,703
7.375% 1/17/27		235,000	277,711
8.75% 5/23/26		1,071,000	1,353,744
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		895,000	1,009,952
Petroleos de Venezuela SA:
5.375% 4/12/27 (e)		353,900	9,732
6% 5/16/24 (d)(e)		1,847,331	50,802
6% 11/15/26 (d)(e)		1,619,833	44,545
12.75% 2/17/22 (d)(e)		98,000	2,695
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.9646% 3/11/22 (f)(h)		640,000	631,680
2.5% 11/24/22 (Reg. S)	EUR	1,702,000	1,944,761
2.75% 4/21/27 (Reg. S)	EUR	1,655,000	1,633,073
3.5% 1/30/23		890,000	881,696
3.625% 11/24/25 (Reg. S)	EUR	899,000	976,938
3.75% 2/21/24 (Reg. S)	EUR	5,084,000	5,776,913
4.5% 1/23/26		13,054,000	12,205,490
4.875% 1/24/22		855,000	863,550
4.875% 1/18/24		3,884,000	3,881,660
5.375% 3/13/22		320,000	325,100
5.5% 1/21/21		235,000	238,011
5.95% 1/28/31 (d)		31,680,000	28,500,912
6.35% 2/12/48		31,726,000	25,587,654
6.49% 1/23/27 (d)		14,935,000	14,712,469
6.5% 3/13/27		33,349,000	32,865,440
6.5% 6/2/41		330,000	274,828
6.75% 9/21/47		17,753,000	14,755,406
6.84% 1/23/30 (d)		38,057,000	36,686,948
6.95% 1/28/60 (d)		15,328,000	12,739,867
7.69% 1/23/50 (d)		30,318,000	27,035,131
Petronas Capital Ltd. 3.5% 4/21/30 (d)		335,000	380,702
Phillips 66 Co.:
3.7% 4/6/23		1,014,000	1,091,468
3.85% 4/9/25		1,307,000	1,461,217
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		2,689,000	2,676,363
3.6% 11/1/24		2,794,000	2,924,131
3.65% 6/1/22		2,592,000	2,664,322
PT Adaro Indonesia 4.25% 10/31/24 (d)		645,000	635,728
Rattler Midstream LP 5.625% 7/15/25 (d)		3,990,000	4,219,425
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22		4,110,000	4,329,767
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (d)		17,428,000	19,951,667
Sanchez Energy Corp. 7.25% 2/15/23 (c)(d)(e)		4,592,000	0
Saudi Arabian Oil Co.:
3.5% 4/16/29 (d)		3,720,000	4,066,425
4.25% 4/16/39 (d)		405,000	467,041
4.375% 4/16/49 (d)		805,000	969,019
Southwestern Energy Co. 6.45% 1/23/25 (f)		12,453,000	12,421,868
Sunoco Logistics Partner Operations LP 5.4% 10/1/47		18,419,000	18,040,606
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23		690,000	701,254
5.5% 2/15/26		490,000	504,886
5.875% 3/15/28		1,270,000	1,330,325
6% 4/15/27		60,000	63,869
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23		2,945,000	2,963,495
4.875% 2/1/31 (d)		1,080,000	1,088,154
5.125% 2/1/25		3,606,000	3,682,700
5.875% 4/15/26		2,110,000	2,220,775
Tecpetrol SA 4.875% 12/12/22 (d)		145,000	138,611
The Williams Companies, Inc.:
3.5% 11/15/30		18,443,000	20,264,935
4.55% 6/24/24		12,340,000	13,859,772
5.75% 6/24/44		6,964,000	8,342,000
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (d)		2,221,000	2,423,329
3.95% 5/15/50 (d)		7,166,000	7,770,955
Transportadora de Gas del Sur SA 6.75% 5/2/25 (d)		837,000	722,959
Tullow Oil PLC:
6.25% 4/15/22 (d)		3,795,000	2,542,650
6.25% 4/15/22 (Reg. S)		1,095,000	733,650
Valero Energy Corp.:
2.7% 4/15/23		3,592,000	3,754,691
2.85% 4/15/25		2,066,000	2,209,501
Viper Energy Partners LP 5.375% 11/1/27 (d)		3,400,000	3,502,000
Western Gas Partners LP:
3.95% 6/1/25		2,299,000	2,292,540
4% 7/1/22		555,000	564,713
4.1% 2/1/25		2,150,000	2,144,883
4.65% 7/1/26		3,649,000	3,731,103
4.75% 8/15/28		2,108,000	2,143,372
5.05% 2/1/30		3,655,000	3,747,106
5.3% 3/1/48		1,080,000	964,256
6.25% 2/1/50		305,000	305,433
Williams Partners LP:
3.9% 1/15/25		9,678,000	10,655,300
4% 9/15/25		1,089,000	1,217,104
4.3% 3/4/24		14,855,000	16,310,103
4.5% 11/15/23		2,658,000	2,937,117
YPF SA:
8.5% 3/23/21 (d)		85,000	81,839
8.5% 3/23/21 (Reg. S)		3,095,000	2,979,905
8.5% 3/23/25 (d)		1,137,000	986,461
8.75% 4/4/24 (d)		3,861,000	3,355,402
			975,856,635
TOTAL ENERGY			993,692,635
FINANCIALS - 14.9%
Banks - 5.6%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (f)		2,000,000	2,112,004
AIB Group PLC 1.875% 11/19/29 (Reg. S) (f)	EUR	1,600,000	1,877,951
Akbank TAS:
5.125% 3/31/25 (d)		165,000	153,244
7.2% 3/16/27 (d)(f)		418,000	386,650
Alpha Bank AE 4.25% 2/13/30 (Reg. S)(f)	EUR	900,000	881,004
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		143,000	144,430
Banco Macro SA 6.75% 11/4/26 (d)(f)		1,000,000	862,500
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (f)	EUR	2,600,000	3,087,488
3.125% 9/19/27 (Reg. S) (f)	GBP	1,700,000	2,272,257
Bank of America Corp.:
3.004% 12/20/23 (f)		5,145,000	5,422,238
3.3% 1/11/23		327,000	348,829
3.419% 12/20/28 (f)		8,456,000	9,449,567
3.5% 4/19/26		7,461,000	8,452,196
3.705% 4/24/28 (f)		11,813,000	13,386,958
3.864% 7/23/24 (f)		24,740,000	26,911,778
3.95% 4/21/25		6,226,000	7,003,521
4.1% 7/24/23		4,167,000	4,595,195
4.2% 8/26/24		14,710,000	16,485,070
4.25% 10/22/26		5,344,000	6,182,357
4.45% 3/3/26		3,050,000	3,536,913
Banque Centrale de Tunisie 5.75% 1/30/25 (d)		875,000	817,852
Barclays Bank PLC 1.7% 5/12/22		6,251,000	6,366,051
Barclays PLC:
2% 2/7/28 (Reg. S) (f)	EUR	1,600,000	1,917,066
2.625% 11/11/25 (Reg. S) (f)	EUR	2,900,000	3,469,367
2.852% 5/7/26 (f)		17,739,000	18,730,494
3.25% 1/12/21		7,664,000	7,739,414
3.932% 5/7/25 (f)		3,410,000	3,705,958
4.375% 1/12/26		9,104,000	10,352,067
5.088% 6/20/30 (f)		14,797,000	17,179,504
5.2% 5/12/26		6,970,000	7,923,566
Biz Finance PLC 9.625% 4/27/22 (d)		690,667	711,387
BNP Paribas SA:
2.219% 6/9/26 (d)(f)		16,080,000	16,768,349
6.625% (Reg. S) (f)(i)		1,750,000	1,918,533
BTA Bank JSC 5.5% 12/21/22 (d)		971,390	966,837
CBOM Finance PLC:
4.7% 1/29/25 (d)		190,000	190,000
5.55% 2/14/23 (d)		522,000	536,681
CIT Group, Inc. 3.929% 6/19/24 (f)		2,695,000	2,782,049
Citigroup, Inc.:
2.75% 4/25/22		9,073,000	9,400,139
3.142% 1/24/23 (f)		8,277,000	8,564,469
3.352% 4/24/25 (f)		9,970,000	10,845,496
4.05% 7/30/22		1,925,000	2,050,754
4.3% 11/20/26		4,442,000	5,119,179
4.4% 6/10/25		18,137,000	20,668,622
4.412% 3/31/31 (f)		22,342,000	27,134,081
4.45% 9/29/27		10,486,000	12,171,800
4.6% 3/9/26		4,812,000	5,587,799
5.5% 9/13/25		8,473,000	10,091,476
Citizens Financial Group, Inc. 4.15% 9/28/22 (d)		5,802,000	6,145,327
Commonwealth Bank of Australia 3.61% 9/12/34 (d)(f)		5,339,000	5,854,898
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25		7,059,000	7,816,564
3.8% 9/15/22		11,142,000	11,845,840
3.8% 6/9/23		13,301,000	14,365,777
CYBG PLC 3.125% 6/22/25 (Reg. S) (f)	GBP	990,000	1,320,016
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	1,400,000	1,686,822
2.25% 1/14/28 (Reg. S) (f)	GBP	2,290,000	3,116,001
5.375% 1/12/24 (Reg. S)		4,000,000	4,527,051
Development Bank of Mongolia 7.25% 10/23/23 (d)		159,000	166,453
Development Bank of the Republic of Belarus 6.75% 5/2/24 (d)		175,000	164,500
Discover Bank 4.2% 8/8/23		6,479,000	7,131,440
Fidelity Bank PLC 10.5% 10/16/22 (d)		229,000	238,733
Fifth Third Bancorp 8.25% 3/1/38		1,694,000	2,808,053
Georgia Bank Joint Stock Co. 6% 7/26/23 (d)		1,424,000	1,463,160
HAT Holdings I LLC/HAT Holdings II LLC:
5.25% 7/15/24 (d)		375,000	392,700
6% 4/15/25 (d)		390,000	418,275
HSBC Holdings PLC:
1.645% 4/18/26 (f)		800,000	806,301
4.25% 3/14/24		2,247,000	2,460,916
4.95% 3/31/30		3,002,000	3,693,047
6.375% (f)(i)		1,800,000	1,947,332
Huntington Bancshares, Inc. 7% 12/15/20		1,035,000	1,054,030
Intesa Sanpaolo SpA:
3.875% 7/14/27 (d)		3,181,000	3,360,308
5.017% 6/26/24 (d)		2,332,000	2,514,910
5.71% 1/15/26 (d)		15,409,000	17,120,651
Itau Unibanco Holding SA 6.2% 12/21/21 (Reg. S)		356,000	373,355
JPMorgan Chase & Co.:
2.956% 5/13/31 (f)		9,435,000	10,129,381
3.25% 9/23/22		6,686,000	7,071,712
3.797% 7/23/24 (f)		25,215,000	27,453,514
3.875% 9/10/24		12,990,000	14,470,139
4.125% 12/15/26		11,765,000	13,741,837
4.25% 10/15/20		2,539,000	2,551,187
4.452% 12/5/29 (f)		20,700,000	24,976,906
4.493% 3/24/31 (f)		30,800,000	37,880,730
4.5% 1/24/22		8,001,000	8,462,485
4.625% 5/10/21		2,497,000	2,571,863
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	830,000	987,123
NatWest Markets PLC 2.375% 5/21/23 (d)		18,955,000	19,582,846
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (f)	EUR	7,258,000	8,854,482
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (d)		366,000	374,349
Rabobank Nederland 4.375% 8/4/25		9,413,000	10,733,330
Regions Financial Corp. 2.25% 5/18/25		14,229,000	15,106,484
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (f)		10,170,000	10,882,050
3.622% 8/14/30 (Reg. S) (f)	GBP	800,000	1,128,765
4.8% 4/5/26		9,111,000	10,703,987
5.125% 5/28/24		25,230,000	27,943,536
6% 12/19/23		41,587,000	46,886,946
6.1% 6/10/23		15,243,000	16,951,469
6.125% 12/15/22		15,445,000	16,955,520
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (d)		770,000	742,809
Turkiye Garanti Bankasi A/S:
6.125% 5/24/27 (d)(f)		450,000	403,875
6.25% 4/20/21 (Reg. S)		1,700,000	1,713,281
Turkiye Vakiflar Bankasi TAO 5.75% 1/30/23 (d)		788,000	749,339
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (f)	EUR	3,350,000	3,827,116
6.572% 1/14/22 (d)		14,802,000	15,736,254
Wells Fargo & Co.:
2.406% 10/30/25 (f)		9,442,000	9,947,096
4.478% 4/4/31 (f)		30,867,000	37,683,094
5.013% 4/4/51 (f)		44,319,000	60,333,752
Westpac Banking Corp. 4.11% 7/24/34 (f)		7,550,000	8,522,402
			906,113,259
Capital Markets - 3.8%
Affiliated Managers Group, Inc.:
3.5% 8/1/25		7,624,000	8,397,295
4.25% 2/15/24		5,321,000	5,866,276
Ares Capital Corp.:
3.875% 1/15/26		17,175,000	17,428,890
4.2% 6/10/24		17,909,000	18,544,848
Credit Suisse Group AG:
2.593% 9/11/25 (d)(f)		21,556,000	22,564,633
3.869% 1/12/29 (d)(f)		6,719,000	7,547,745
4.194% 4/1/31 (d)(f)		20,176,000	23,536,313
4.207% 6/12/24 (d)(f)		10,289,000	11,183,088
5.75% 9/18/25 (Reg. S) (f)	EUR	2,615,000	3,128,100
6.5% 8/8/23 (Reg. S)		7,665,000	8,725,867
Deutsche Bank AG:
1.375% 6/10/26 (Reg. S) (f)	EUR	580,000	718,791
1.625% 1/20/27 (Reg. S)	EUR	600,000	717,684
4.1% 1/13/26		3,085,000	3,318,103
4.5% 4/1/25		29,242,000	29,936,432
Deutsche Bank AG New York Branch:
3.15% 1/22/21		10,419,000	10,503,081
3.3% 11/16/22		17,274,000	17,861,726
5% 2/14/22		15,300,000	16,097,734
5.882% 7/8/31 (f)		4,150,000	4,409,900
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (f)		36,646,000	37,601,865
3.2% 2/23/23		6,170,000	6,566,002
3.691% 6/5/28 (f)		72,922,000	82,630,862
3.75% 5/22/25		7,259,000	8,129,483
3.8% 3/15/30		36,810,000	42,878,013
4.25% 10/21/25		2,860,000	3,255,789
6.75% 10/1/37		3,974,000	5,805,865
Moody's Corp.:
3.25% 1/15/28		4,181,000	4,705,856
3.75% 3/24/25		10,682,000	12,069,694
4.875% 2/15/24		3,926,000	4,447,170
Morgan Stanley:
3.125% 1/23/23		4,718,000	5,002,266
3.125% 7/27/26		39,505,000	44,080,324
3.622% 4/1/31 (f)		21,065,000	24,463,212
3.737% 4/24/24 (f)		45,366,000	49,016,063
3.95% 4/23/27		1,143,000	1,296,810
4.431% 1/23/30 (f)		8,668,000	10,458,194
4.875% 11/1/22		9,523,000	10,371,484
5% 11/24/25		15,462,000	18,181,475
5.75% 1/25/21		7,215,000	7,370,076
State Street Corp. 2.825% 3/30/23 (d)(f)		1,428,000	1,479,769
UBS AG 4.75% 2/12/26 (Reg. S) (f)	EUR	9,037,000	10,997,402
UBS Group Funding Ltd. 4.125% 9/24/25 (d)		6,852,000	7,851,762
			609,145,942
Consumer Finance - 2.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24		12,392,000	11,919,992
3.5% 5/26/22		2,714,000	2,728,784
4.125% 7/3/23		7,415,000	7,528,873
4.45% 12/16/21		5,769,000	5,880,043
4.45% 4/3/26		6,213,000	6,262,291
4.875% 1/16/24		9,923,000	10,229,717
6.5% 7/15/25		7,728,000	8,405,045
Ally Financial, Inc.:
3.05% 6/5/23		20,571,000	21,347,181
5.125% 9/30/24		4,357,000	4,875,751
5.75% 11/20/25		10,825,000	12,151,387
5.8% 5/1/25		11,179,000	12,922,907
8% 11/1/31		7,279,000	9,888,377
Capital One Financial Corp.:
2.6% 5/11/23		16,326,000	17,118,855
3.65% 5/11/27		29,451,000	32,767,856
3.8% 1/31/28		11,662,000	13,024,060
Credito Real S.A.B. de CV 9.5% 2/7/26 (d)		135,000	126,689
Discover Financial Services:
3.85% 11/21/22		12,648,000	13,497,000
3.95% 11/6/24		5,349,000	5,888,342
4.1% 2/9/27		8,791,000	9,786,467
4.5% 1/30/26		9,265,000	10,620,069
5.2% 4/27/22		4,553,000	4,863,035
Ford Motor Credit Co. LLC:
3.087% 1/9/23		3,270,000	3,250,053
3.219% 1/9/22		1,330,000	1,323,204
3.339% 3/28/22		1,005,000	1,006,055
4.063% 11/1/24		42,632,000	43,238,227
4.535% 3/6/25	GBP	650,000	866,507
4.687% 6/9/25		1,985,000	2,039,369
5.085% 1/7/21		5,916,000	5,923,395
5.113% 5/3/29		2,360,000	2,492,750
5.125% 6/16/25		1,475,000	1,549,827
5.584% 3/18/24		13,531,000	14,426,076
5.596% 1/7/22		12,239,000	12,575,205
Navient Corp.:
7.25% 1/25/22		1,424,000	1,495,200
7.25% 9/25/23		1,852,000	1,958,490
Shriram Transport Finance Co. Ltd. 5.1% 7/16/23 (d)		185,000	176,213
Springleaf Finance Corp.:
6.875% 3/15/25		3,185,000	3,592,059
7.125% 3/15/26		755,000	866,359
Synchrony Financial:
2.85% 7/25/22		3,141,000	3,233,789
3.75% 8/15/21		2,689,000	2,747,638
3.95% 12/1/27		14,204,000	14,968,830
4.25% 8/15/24		2,707,000	2,906,401
4.375% 3/19/24		11,497,000	12,406,371
5.15% 3/19/29		21,450,000	24,519,752
Toyota Motor Credit Corp. 2.9% 3/30/23		16,253,000	17,283,788
Unifin Financiera SAPI de CV 7% 1/15/25 (d)		200,000	163,500
			396,841,779
Diversified Financial Services - 0.8%
1MDB Global Investments Ltd. 4.4% 3/9/23		5,200,000	5,219,500
Brixmor Operating Partnership LP:
3.25% 9/15/23		9,261,000	9,553,176
3.85% 2/1/25		5,199,000	5,512,393
3.875% 8/15/22		7,631,000	7,925,711
4.05% 7/1/30		10,439,000	11,199,987
4.125% 6/15/26		8,538,000	9,262,429
4.125% 5/15/29		10,374,000	11,225,958
Cimpor Financial Operations BV 5.75% 7/17/24 (d)		1,483,000	977,390
Equitable Holdings, Inc. 3.9% 4/20/23		1,852,000	1,995,438
Financial & Risk U.S. Holdings, Inc.:
6.25% 5/15/26 (d)		660,000	708,675
8.25% 11/15/26 (d)		3,730,000	4,130,975
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24		2,955,000	3,051,038
5.25% 5/15/27		3,245,000	3,447,813
6.25% 5/15/26		4,765,000	5,086,638
6.375% 12/15/25		2,559,000	2,654,963
MDC GMTN BV 2.875% 11/7/29 (d)		740,000	796,549
MPH Acquisition Holdings LLC 7.125% 6/1/24 (d)		3,695,000	3,751,534
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (d)		12,849,000	12,670,257
Pine Street Trust I 4.572% 2/15/29 (d)		11,350,000	13,045,162
Pine Street Trust II 5.568% 2/15/49 (d)		11,300,000	13,873,966
Sasol Financing International PLC 4.5% 11/14/22		750,000	742,266
Turkiye Sinai Kalkinma Bankasi A/S 6% 1/23/25 (d)		530,000	492,238
Voya Financial, Inc. 3.125% 7/15/24		5,010,000	5,391,392
			132,715,448
Insurance - 2.2%
AIA Group Ltd. 3.375% 4/7/30 (d)		15,590,000	17,460,475
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (d)		9,285,000	9,842,100
American International Group, Inc.:
2.5% 6/30/25		30,600,000	32,720,937
3.3% 3/1/21		3,489,000	3,531,516
3.4% 6/30/30		30,600,000	33,881,871
3.875% 1/15/35		6,911,000	8,048,667
4.875% 6/1/22		6,603,000	7,103,675
AmWINS Group, Inc. 7.75% 7/1/26 (d)		5,965,000	6,427,288
Cloverie PLC 4.5% 9/11/44 (Reg. S) (f)		2,620,000	2,772,977
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (f)		850,000	944,914
Direct Line Insurance Group PLC 4% 6/5/32 (Reg. S)	GBP	270,000	393,016
Five Corners Funding Trust II 2.85% 5/15/30 (d)		20,881,000	22,309,721
HUB International Ltd. 7% 5/1/26 (d)		2,750,000	2,853,125
Liberty Mutual Group, Inc. 4.569% 2/1/29 (d)		4,589,000	5,539,680
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29		7,831,000	9,524,478
4.75% 3/15/39		3,593,000	4,787,191
4.8% 7/15/21		2,573,000	2,647,852
4.9% 3/15/49		1,875,000	2,632,398
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (d)		12,180,000	13,243,303
MetLife, Inc. 3.048% 12/15/22 (f)		4,512,000	4,782,117
Metropolitan Life Global Funding I:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.57% 5/28/21 (d)(f)(h)		55,417,000	55,519,970
3% 1/10/23 (d)		2,866,000	3,036,837
Pacific LifeCorp 5.125% 1/30/43 (d)		12,258,000	14,132,071
Pension Insurance Corp. PLC 4.625% 5/7/31 (Reg. S)	GBP	370,000	540,981
Pricoa Global Funding I 5.375% 5/15/45 (f)		6,348,000	6,968,556
Swiss Re Finance Luxembourg SA 5% 4/2/49 (d)(f)		4,600,000	5,255,206
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (d)		8,720,000	8,992,592
4.9% 9/15/44 (d)		6,563,000	8,244,695
TIAA Asset Management Finance LLC 4.125% 11/1/24 (d)		2,195,000	2,490,091
Unum Group:
3.875% 11/5/25		7,835,000	8,478,558
4% 3/15/24		7,259,000	7,867,958
4% 6/15/29		8,872,000	9,696,237
4.5% 3/15/25		15,155,000	16,853,283
5.625% 9/15/20		3,044,000	3,049,290
5.75% 8/15/42		9,271,000	10,568,705
USI, Inc. 6.875% 5/1/25 (d)		6,585,000	6,749,625
			359,891,956
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25		699,000	672,788
Thrifts & Mortgage Finance - 0.0%
Quicken Loans, Inc. 5.25% 1/15/28 (d)		2,485,000	2,649,644
TOTAL FINANCIALS			2,408,030,816
HEALTH CARE - 2.5%
Biotechnology - 0.3%
AbbVie, Inc. 3.45% 3/15/22 (d)		17,547,000	18,236,611
Upjohn, Inc.:
1.125% 6/22/22 (d)		6,439,000	6,496,902
1.65% 6/22/25 (d)		2,070,000	2,126,126
2.7% 6/22/30 (d)		10,521,000	10,975,080
3.85% 6/22/40 (d)		4,583,000	4,965,995
4% 6/22/50 (d)		7,915,000	8,618,284
			51,418,998
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. 4.625% 7/15/28 (d)		3,565,000	3,770,701
Becton, Dickinson & Co. 2.894% 6/6/22		5,000,000	5,190,769
Hologic, Inc.:
4.375% 10/15/25 (d)		1,356,000	1,384,001
4.625% 2/1/28 (d)		252,000	267,553
Teleflex, Inc.:
4.25% 6/1/28 (d)		680,000	717,400
4.875% 6/1/26		2,531,000	2,644,895
			13,975,319
Health Care Providers & Services - 1.5%
Aetna, Inc. 2.75% 11/15/22		729,000	760,329
Anthem, Inc. 3.3% 1/15/23		2,338,000	2,489,864
Centene Corp.:
3.375% 2/15/30		7,780,000	8,091,200
4.25% 12/15/27		12,630,000	13,261,500
4.625% 12/15/29		13,170,000	14,432,213
4.75% 1/15/25		7,540,000	7,755,493
5.25% 4/1/25 (d)		3,255,000	3,377,063
5.375% 6/1/26 (d)		2,125,000	2,247,188
5.375% 8/15/26 (d)		3,636,000	3,849,615
Cigna Corp.:
3.05% 10/15/27		5,900,000	6,533,857
4.125% 9/15/20		2,717,000	2,720,753
4.375% 10/15/28		11,163,000	13,359,097
4.8% 8/15/38		6,950,000	8,743,875
4.9% 12/15/48		6,944,000	9,173,909
Community Health Systems, Inc.:
6.25% 3/31/23		3,427,000	3,435,568
8% 3/15/26 (d)		3,365,000	3,486,981
8.625% 1/15/24 (d)		4,972,000	5,195,740
CVS Health Corp.:
3% 8/15/26		1,290,000	1,415,349
3.25% 8/15/29		2,964,000	3,287,698
3.625% 4/1/27		3,769,000	4,267,799
3.7% 3/9/23		1,409,000	1,516,667
3.75% 4/1/30		7,178,000	8,290,727
4.1% 3/25/25		6,594,000	7,519,542
4.125% 4/1/40		4,998,000	5,807,259
4.25% 4/1/50		1,418,000	1,680,965
4.3% 3/25/28		21,129,000	24,874,497
4.78% 3/25/38		10,528,000	12,896,104
5.05% 3/25/48		4,851,000	6,297,036
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (d)		3,830,000	4,026,288
HCA Holdings, Inc.:
4.75% 5/1/23		216,000	237,529
5.375% 2/1/25		2,255,000	2,538,589
5.875% 2/15/26		1,386,000	1,586,970
Sabra Health Care LP:
3.9% 10/15/29		190,000	184,421
5.125% 8/15/26		2,780,000	3,027,308
Tenet Healthcare Corp.:
4.625% 7/15/24		1,089,000	1,114,047
4.625% 6/15/28 (d)		850,000	881,875
4.875% 1/1/26 (d)		1,346,000	1,399,840
5.125% 5/1/25		1,597,000	1,628,940
6.25% 2/1/27 (d)		2,564,000	2,692,200
6.75% 6/15/23		3,977,000	4,235,505
7% 8/1/25		4,662,000	4,813,515
7.5% 4/1/25 (d)		4,575,000	5,019,690
8.125% 4/1/22		7,545,000	8,144,828
Toledo Hospital:
5.325% 11/15/28		3,971,000	4,329,262
6.015% 11/15/48		7,532,000	8,622,296
U.S. Renal Care, Inc. 10.625% 7/15/27 (d)		615,000	664,200
UnitedHealth Group, Inc. 2.75% 5/15/40		3,428,000	3,615,533
Vizient, Inc. 6.25% 5/15/27 (d)		225,000	239,063
			245,769,787
Health Care Technology - 0.0%
IMS Health, Inc. 5% 5/15/27 (d)		2,570,000	2,705,195
Life Sciences Tools & Services - 0.0%
Avantor, Inc. 6% 10/1/24 (d)		1,062,000	1,112,445
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (d)		280,000	294,700
5.5% 4/1/26 (d)		715,000	752,538
Eurofins Scientific SA 3.75% 7/17/26 (Reg. S)	EUR	1,700,000	2,302,569
			4,462,252
Pharmaceuticals - 0.6%
Bayer AG 2.375% 4/2/75 (Reg. S) (f)	EUR	7,460,000	8,929,721
Bayer U.S. Finance II LLC 4.25% 12/15/25 (d)		11,138,000	12,782,992
Catalent Pharma Solutions 4.875% 1/15/26 (d)		1,860,000	1,897,200
Elanco Animal Health, Inc.:
4.912% 8/27/21 (f)		1,833,000	1,876,534
5.272% 8/28/23 (f)		5,786,000	6,412,103
5.9% 8/28/28 (f)		2,437,000	2,907,646
Mylan NV:
3.15% 6/15/21		7,707,000	7,850,287
3.95% 6/15/26		4,038,000	4,575,841
4.55% 4/15/28		7,694,000	9,000,373
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		381,000	369,570
3.65% 11/10/21		134,000	134,335
Teva Pharmaceutical Finance Netherlands III BV:
1.25% 3/31/23 (Reg. S)	EUR	1,400,000	1,583,106
2.2% 7/21/21		1,411,000	1,408,390
2.8% 7/21/23		8,328,000	7,994,880
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (d)		4,653,000	4,802,827
5.75% 8/15/27 (d)		1,980,000	2,126,599
5.875% 5/15/23 (d)		87,000	87,000
6.125% 4/15/25(d)		2,625,000	2,700,469
7% 3/15/24 (d)		4,245,000	4,410,385
9% 12/15/25 (d)		352,000	385,334
Zoetis, Inc.:
3.25% 2/1/23		1,775,000	1,880,525
3.45% 11/13/20		1,880,000	1,886,498
			86,002,615
TOTAL HEALTH CARE			404,334,166
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (d)		3,311,000	3,683,884
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (d)		3,606,000	3,714,180
Bombardier, Inc.:
6.125% 1/15/23 (d)		2,565,000	2,077,650
7.5% 3/15/25 (d)		1,091,000	801,885
7.875% 4/15/27 (d)		1,060,000	768,182
BWX Technologies, Inc.:
4.125% 6/30/28 (d)		2,215,000	2,309,138
5.375% 7/15/26 (d)		3,692,000	3,867,370
Embraer Overseas Ltd. 5.696% 9/16/23 (d)		175,000	176,094
Embraer SA 5.15% 6/15/22		435,000	436,903
Moog, Inc. 4.25% 12/15/27 (d)		2,545,000	2,627,713
Rolls-Royce PLC 3.375% 6/18/26	GBP	4,530,000	5,670,349
The Boeing Co.:
5.04% 5/1/27		7,640,000	8,406,568
5.15% 5/1/30		7,640,000	8,554,245
5.705% 5/1/40		7,640,000	8,858,050
5.805% 5/1/50		7,600,000	9,079,036
5.93% 5/1/60		7,640,000	9,318,261
TransDigm UK Holdings PLC 6.875% 5/15/26		855,000	872,425
TransDigm, Inc.:
5.5% 11/15/27		11,270,000	10,988,250
6.25% 3/15/26 (d)		6,890,000	7,270,397
6.375% 6/15/26		800,000	817,864
6.5% 5/15/25		3,397,000	3,422,478
7.5% 3/15/27		790,000	825,550
8% 12/15/25 (d)		4,450,000	4,839,375
			99,385,847
Air Freight & Logistics - 0.1%
Rumo Luxembourg SARL 7.375% 2/9/24 (d)		2,363,000	2,484,842
XPO Logistics, Inc. 6.25% 5/1/25 (d)		3,590,000	3,832,325
			6,317,167
Airlines - 0.0%
Aerovias de Mexico SA de CV 7% 2/5/25 (d)(e)		210,000	50,466
Azul Investments LLP 5.875% 10/26/24 (d)		1,407,000	818,258
			868,724
Building Products - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		6,100,000	6,361,568
Elementia S.A.B. de CV 5.5% 1/15/25 (d)		628,000	582,666
			6,944,234
Commercial Services & Supplies - 0.1%
APX Group, Inc.:
6.75% 2/15/27 (d)		2,520,000	2,646,000
7.625% 9/1/23		181,000	185,073
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		5,500,000	5,335,000
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)		2,281,000	2,286,703
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (d)		4,991,000	5,090,820
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (d)		3,231,000	3,234,069
			18,777,665
Construction & Engineering - 0.1%
AECOM:
5.125% 3/15/27		8,868,000	9,724,205
5.875% 10/15/24		2,678,000	2,982,623
Eiffage SA 1.625% 1/14/27 (Reg. S)	EUR	1,000,000	1,226,621
Odebrecht Finance Ltd.:
4.375% 4/25/25 (d)(e)		935,000	51,717
7.125% 6/26/42 (d)(e)		1,399,000	69,950
Pike Corp. 5.5% 9/1/28 (d)		905,000	909,525
			14,964,641
Electrical Equipment - 0.0%
Philips Lighting NV 2.375% 5/11/27 (Reg. S)	EUR	850,000	1,062,312
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	1,329,000	1,630,845
			2,693,157
Industrial Conglomerates - 0.0%
Turk Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (d)		185,000	189,163
Machinery - 0.0%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		3,246,000	3,379,898
Marine - 0.0%
DP World Salaam 6% (Reg. S) (f)(i)		200,000	216,022
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (d)		930,000	962,550
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		3,555,000	3,687,246
Thomson Reuters Corp. 3.85% 9/29/24		1,266,000	1,386,371
			6,036,167
Road & Rail - 0.2%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,765,000	3,428,892
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (d)		12,030,000	10,690,114
3.625% 5/1/22 (d)		3,132,000	3,031,294
3.95% 7/1/24 (d)		4,160,000	3,843,099
4.375% 5/1/26 (d)		5,080,000	4,678,286
5.25% 5/15/24 (d)		7,670,000	7,438,172
JSC Georgian Railway 7.75% 7/11/22 (d)		196,000	203,840
Ukraine Railways via Shortline PLC 9.875% 9/15/21 (d)		406,500	413,487
			33,727,184
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
2.25% 1/15/23		2,669,000	2,675,941
3% 9/15/23		1,163,000	1,169,257
3.375% 6/1/21		3,808,000	3,854,979
3.375% 7/1/25		13,572,000	13,811,602
3.75% 2/1/22		9,580,000	9,788,138
3.875% 4/1/21		4,214,000	4,258,460
4.25% 2/1/24		11,266,000	11,756,313
4.25% 9/15/24		4,366,000	4,554,969
FLY Leasing Ltd. 5.25% 10/15/24		1,837,000	1,455,823
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	132,000	180,057
4.5% 9/7/23 (Reg. S)	GBP	1,024,000	1,382,164
			54,887,703
Transportation Infrastructure - 0.0%
Aeropuertos Argentina 2000 SA 9.375% 2/1/27 pay-in-kind (d)(f)		2,010,891	1,581,691
DP World Crescent Ltd. 3.875% 7/18/29 (Reg. S)		600,000	628,313
DP World Ltd. 5.625% 9/25/48 (d)		240,000	281,175
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	2,150,000	3,237,736
			5,728,915
TOTAL INDUSTRIALS			254,116,487
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.0%
CommScope, Inc.:
5.5% 3/1/24 (d)		350,000	361,375
6% 3/1/26 (d)		350,000	371,875
IHS Netherlands Holdco BV 7.125% 3/18/25 (d)		1,465,000	1,529,094
SSL Robotics LLC 9.75% 12/31/23 (d)		450,000	508,500
			2,770,844
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (d)		626,000	642,208
5.45% 6/15/23 (d)		9,000,000	9,938,925
5.85% 7/15/25 (d)		2,748,000	3,223,710
6.02% 6/15/26 (d)		3,119,000	3,672,020
6.1% 7/15/27 (d)		5,045,000	5,937,359
6.2% 7/15/30 (d)		4,367,000	5,291,033
TTM Technologies, Inc. 5.625% 10/1/25 (d)		7,860,000	8,056,500
			36,761,755
IT Services - 0.2%
Banff Merger Sub, Inc. 9.75% 9/1/26 (d)		2,775,000	2,956,208
Camelot Finance SA 4.5% 11/1/26 (d)		2,375,000	2,457,460
Gartner, Inc.:
4.5% 7/1/28 (d)		1,835,000	1,917,575
5.125% 4/1/25 (d)		485,000	504,255
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		4,625,000	5,133,750
Rackspace Hosting, Inc. 8.625% 11/15/24 (d)		11,095,000	11,679,485
Science Applications International Corp. 4.875% 4/1/28 (d)		385,000	398,956
Tempo Acquisition LLC:
5.75% 6/1/25 (d)		1,645,000	1,723,138
6.75% 6/1/25 (d)		6,692,000	6,834,339
			33,605,166
Semiconductors & Semiconductor Equipment - 0.2%
Entegris, Inc. 4.375% 4/15/28 (d)		2,120,000	2,210,100
Micron Technology, Inc. 2.497% 4/24/23		15,434,000	16,116,611
NXP BV/NXP Funding LLC 4.125% 6/1/21 (d)		768,000	787,711
ON Semiconductor Corp. 3.875% 9/1/28 (d)		1,385,000	1,445,220
			20,559,642
Software - 0.4%
Ascend Learning LLC:
6.875% 8/1/25 (d)		1,025,000	1,055,750
6.875% 8/1/25 (d)		3,430,000	3,532,900
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		2,360,000	2,390,255
Boxer Parent Co., Inc. 7.125% 10/2/25 (d)		1,010,000	1,097,163
CDK Global, Inc.:
5.25% 5/15/29 (d)		435,000	474,550
5.875% 6/15/26		2,542,000	2,670,041
Ensemble S Merger Sub, Inc. 9% 9/30/23 (d)		5,489,000	5,516,445
Fair Isaac Corp. 5.25% 5/15/26 (d)		3,301,000	3,790,538
Nortonlifelock, Inc. 5% 4/15/25 (d)		6,576,000	6,707,520
Nuance Communications, Inc. 5.625% 12/15/26		1,967,000	2,085,020
Oracle Corp.:
2.8% 4/1/27		14,371,000	15,764,336
3.6% 4/1/40		14,370,000	16,195,837
SS&C Technologies, Inc. 5.5% 9/30/27 (d)		3,330,000	3,566,763
			64,847,118
TOTAL INFORMATION TECHNOLOGY			158,544,525
MATERIALS - 0.8%
Chemicals - 0.4%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (d)		2,690,000	2,817,775
CF Industries Holdings, Inc.:
5.15% 3/15/34		102,000	120,870
5.375% 3/15/44		65,000	80,763
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (d)		12,132,000	14,354,119
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.0634% 6/15/22 (d)(f)(h)		7,688,000	7,231,430
6.5% 5/15/26 (d)		2,935,000	2,590,138
6.875% 6/15/25 (d)		363,000	335,775
Element Solutions, Inc. 5.875% 12/1/25 (d)		3,141,000	3,262,714
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	2,852,000	3,471,054
Nufarm Australia Ltd. 5.75% 4/30/26 (d)		3,469,000	3,495,018
OCP SA 6.875% 4/25/44 (d)		150,000	191,719
Olin Corp.:
5% 2/1/30		1,105,000	1,066,325
5.125% 9/15/27		2,087,000	2,055,695
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (d)		1,077,000	1,068,923
SABIC Capital II BV 4% 10/10/23 (d)		902,000	968,015
Sasol Financing U.S.A. LLC 5.875% 3/27/24		190,000	187,684
The Chemours Co. LLC:
5.375% 5/15/27		3,035,000	3,050,175
7% 5/15/25		3,230,000	3,302,675
Valvoline, Inc.:
4.25% 2/15/30 (d)		4,235,000	4,494,394
4.375% 8/15/25		4,090,000	4,244,193
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (d)		1,410,000	1,476,975
			59,866,429
Construction Materials - 0.0%
CEMEX Finance LLC 6% 4/1/24 (d)		218,000	220,725
CEMEX S.A.B. de CV:
3.125% 3/19/26 (Reg. S)	EUR	1,850,000	2,133,878
7.75% 4/16/26 (d)		346,000	362,939
			2,717,542
Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)		1,370,000	1,429,184
6% 2/15/25 (d)		2,359,000	2,460,437
Berry Global, Inc. 4.875% 7/15/26 (d)		1,995,000	2,119,688
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		908,000	946,545
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (d)		3,280,000	3,343,304
7.875% 7/15/26 (d)		2,070,000	2,171,823
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)(g)		435,000	443,700
OI European Group BV 4% 3/15/23 (d)		1,960,000	1,980,012
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (d)		1,426,000	1,504,430
Silgan Holdings, Inc. 4.75% 3/15/25		1,069,000	1,090,380
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)		3,769,000	3,974,863
8.5% 8/15/27 (d)		565,000	621,500
			22,085,866
Metals & Mining - 0.3%
Allegheny Technologies, Inc. 5.875% 12/1/27		4,605,000	4,424,024
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (d)(f)		2,547,000	2,558,462
6.75% 10/19/75 (d)(f)		6,327,000	7,559,816
Celtic Resources Holdings DAC 4.125% 10/9/24 (d)		470,000	495,427
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (d)		3,004,000	3,281,870
4.5% 8/1/47 (d)		2,375,000	2,867,070
CSN Resources SA 7.625% 2/13/23 (d)		2,830,000	2,885,716
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		1,254,000	1,230,488
7.25% 5/15/22 (d)		2,211,000	2,213,073
7.25% 4/1/23 (d)		8,143,000	8,183,715
7.5% 4/1/25 (d)		375,000	377,930
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (d)		40,000	43,200
Freeport-McMoRan, Inc.:
3.55% 3/1/22		217,000	222,360
3.875% 3/15/23		1,118,000	1,157,555
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (d)		925,000	920,086
5.125% 5/15/24 (d)		225,000	247,523
Kaiser Aluminum Corp.:
4.625% 3/1/28(d)		3,120,000	3,086,054
6.5% 5/1/25 (d)		1,205,000	1,273,583
Metinvest BV 7.75% 4/23/23 (d)		2,334,000	2,377,763
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (d)		1,192,000	1,069,820
Stillwater Mining Co. 6.125% 6/27/22 (d)		1,888,000	1,910,420
Usiminas International SARL 5.875% 7/18/26 (d)		170,000	172,284
Vedanta Holdings Mauritius II Ltd. 13% 8/21/23 (d)		1,200,000	1,260,000
Vedanta Resources PLC:
6.375% 7/30/22 (d)		2,580,000	2,212,866
8.25% 6/7/21 (d)		740,000	721,269
			52,752,374
TOTAL MATERIALS			137,422,211
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		8,767,000	11,124,747
American Homes 4 Rent LP 4.25% 2/15/28		498,000	566,892
Boston Properties, Inc.:
3.25% 1/30/31		8,522,000	9,285,381
3.85% 2/1/23		2,116,000	2,258,724
4.5% 12/1/28		7,625,000	9,014,716
CoreCivic, Inc.:
4.625% 5/1/23		2,335,000	2,218,250
5% 10/15/22		1,895,000	1,866,575
Corporate Office Properties LP 5% 7/1/25		4,492,000	4,905,899
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		1,847,000	1,883,940
Duke Realty LP:
3.625% 4/15/23		2,282,000	2,427,381
3.75% 12/1/24		1,963,000	2,170,913
Equity One, Inc. 3.75% 11/15/22		6,569,000	6,992,065
ESH Hospitality, Inc. 5.25% 5/1/25 (d)		641,000	650,615
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		2,678,000	2,827,160
3.5% 8/1/26		2,790,000	3,069,681
Healthpeak Properties, Inc.:
3.25% 7/15/26		1,156,000	1,293,686
3.5% 7/15/29		1,322,000	1,482,604
Hospitality Properties Trust 7.5% 9/15/25		285,000	309,977
Hudson Pacific Properties LP 4.65% 4/1/29		15,534,000	17,518,440
iStar Financial, Inc.:
4.25% 8/1/25		560,000	543,200
4.75% 10/1/24		680,000	678,300
Lexington Corporate Properties Trust:
2.7% 9/15/30		1,647,000	1,667,536
4.4% 6/15/24		1,672,000	1,769,386
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26		6,112,000	6,417,600
4.5% 1/15/28		2,256,000	2,318,040
4.625% 6/15/25 (d)		695,000	733,434
5.75% 2/1/27		835,000	923,719
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26		2,057,000	2,159,850
6.375% 3/1/24		817,000	843,553
Omega Healthcare Investors, Inc.:
3.625% 10/1/29		11,904,000	11,981,305
4.375% 8/1/23		15,275,000	16,436,519
4.5% 1/15/25		3,878,000	4,073,628
4.5% 4/1/27		18,502,000	19,613,990
4.75% 1/15/28		10,700,000	11,529,279
4.95% 4/1/24		9,727,000	10,415,712
5.25% 1/15/26		10,610,000	11,633,278
Park Intermediate Holdings LLC 7.5% 6/1/25 (d)		560,000	600,600
Realty Income Corp. 3.25% 1/15/31		2,129,000	2,365,786
Retail Opportunity Investments Partnership LP:
4% 12/15/24		1,225,000	1,221,402
5% 12/15/23		737,000	766,457
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23		328,000	322,467
Senior Housing Properties Trust 9.75% 6/15/25		385,000	430,238
Simon Property Group LP 2.45% 9/13/29		3,576,000	3,575,303
SITE Centers Corp.:
3.625% 2/1/25		3,106,000	3,178,984
4.25% 2/1/26		10,537,000	10,961,130
Store Capital Corp. 4.625% 3/15/29		3,549,000	3,783,795
The GEO Group, Inc.:
5.875% 10/15/24		675,000	529,875
6% 4/15/26		2,435,000	1,867,268
Uniti Group, Inc. 7.875% 2/15/25 (d)		9,325,000	9,855,686
Ventas Realty LP:
3% 1/15/30		15,631,000	15,780,971
3.125% 6/15/23		1,981,000	2,063,255
3.5% 2/1/25		2,163,000	2,329,847
3.75% 5/1/24		9,073,000	9,714,529
4% 3/1/28		3,986,000	4,309,950
4.125% 1/15/26		2,017,000	2,263,490
4.75% 11/15/30		21,238,000	24,225,328
VEREIT Operating Partnership LP 3.4% 1/15/28		3,355,000	3,472,159
VICI Properties, Inc.:
3.5% 2/15/25 (d)		1,305,000	1,307,297
4.25% 12/1/26 (d)		1,875,000	1,917,188
4.625% 12/1/29 (d)		2,365,000	2,459,600
Weingarten Realty Investors 3.375% 10/15/22		990,000	1,011,182
WP Carey, Inc.:
3.85% 7/15/29		2,566,000	2,758,582
4% 2/1/25		12,346,000	13,472,284
			312,150,628
Real Estate Management & Development - 0.6%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	1,450,000	1,475,860
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	1,109,000	1,338,746
1.75% 3/12/29 (Reg. S)	EUR	1,850,000	2,189,462
2% 2/15/24 (Reg. S)	EUR	1,250,000	1,541,162
Brandywine Operating Partnership LP:
3.95% 2/15/23		10,562,000	10,945,602
3.95% 11/15/27		8,220,000	8,538,061
4.1% 10/1/24		7,423,000	7,821,433
4.55% 10/1/29		8,895,000	9,487,259
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,300,000	1,526,000
Deutsche Annington Finance BV 5% 10/2/23 (d)		2,105,000	2,251,231
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		175,000	184,869
Essex Portfolio LP 3.875% 5/1/24		3,195,000	3,501,714
Greystar Real Estate Partners 5.75% 12/1/25 (d)		261,000	266,546
Heimstaden Bostad AB 1.125% 1/21/26	EUR	2,200,000	2,591,009
Howard Hughes Corp. 5.375% 3/15/25 (d)		3,988,000	4,037,451
Kennedy-Wilson, Inc. 5.875% 4/1/24		294,000	297,581
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	2,065,000	2,506,111
Mack-Cali Realty LP:
3.15% 5/15/23		5,348,000	4,811,915
4.5% 4/18/22		6,302,000	6,049,193
Post Apartment Homes LP 3.375% 12/1/22		933,000	976,148
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (d)		80,000	84,150
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,500,000	4,234,781
Tanger Properties LP:
3.125% 9/1/26		4,970,000	4,675,521
3.75% 12/1/24		8,801,000	8,659,874
3.875% 12/1/23		7,917,000	7,884,225
			97,875,904
TOTAL REAL ESTATE			410,026,532
UTILITIES - 1.8%
Electric Utilities - 0.9%
American Electric Power Co., Inc. 2.95% 12/15/22		1,791,000	1,880,642
Clearway Energy Operating LLC:
4.75% 3/15/28 (d)		560,000	586,600
5% 9/15/26		1,432,000	1,502,827
5.75% 10/15/25		1,252,000	1,327,120
Cleco Corporate Holdings LLC 3.375% 9/15/29		6,938,000	7,075,465
Duke Energy Corp. 2.45% 6/1/30		6,067,000	6,399,126
Duquesne Light Holdings, Inc. 5.9% 12/1/21 (d)		10,650,000	11,231,456
Entergy Corp. 2.8% 6/15/30		6,226,000	6,775,110
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (d)		8,297,000	8,097,353
6.75% 8/6/23 (d)		965,000	920,369
Eversource Energy 2.8% 5/1/23		5,482,000	5,771,416
Exelon Corp.:
4.05% 4/15/30		3,689,000	4,349,011
4.7% 4/15/50		1,643,000	2,109,544
FirstEnergy Corp.:
4.25% 3/15/23		11,339,000	12,026,707
7.375% 11/15/31		21,162,000	29,920,156
InterGen NV 7% 6/30/23 (d)		4,030,000	3,909,100
IPALCO Enterprises, Inc. 3.7% 9/1/24		3,797,000	4,108,046
Monongahela Power Co. 4.1% 4/15/24 (d)		1,445,000	1,588,866
NextEra Energy Partners LP:
4.25% 9/15/24 (d)		1,904,000	2,027,760
4.5% 9/15/27 (d)		339,000	370,358
NRG Energy, Inc.:
5.25% 6/15/29 (d)		1,975,000	2,152,750
5.75% 1/15/28		2,130,000	2,316,375
6.625% 1/15/27		615,000	658,173
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		2,556,769	2,697,391
NV Energy, Inc. 6.25% 11/15/20		1,270,000	1,285,405
Pampa Holding SA 7.5% 1/24/27 (d)		321,000	274,756
Pattern Energy Operations LP 4.5% 8/15/28 (d)		990,000	1,041,975
PG&E Corp. 5.25% 7/1/30		3,640,000	3,630,682
PPL Capital Funding, Inc. 3.4% 6/1/23		2,607,000	2,778,836
Vistra Operations Co. LLC:
5% 7/31/27 (d)		7,780,000	8,250,534
5.5% 9/1/26 (d)		6,599,000	6,928,950
5.625% 2/15/27 (d)		1,900,000	2,009,250
			146,002,109
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (d)		717,000	916,864
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21		1,323,000	1,350,021
			2,266,885
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP:
2.7% 6/15/21		1,835,000	1,863,984
3.55% 6/15/26		2,935,000	3,289,232
Talen Energy Supply LLC:
7.625% 6/1/28 (d)		1,130,000	1,169,799
10.5% 1/15/26 (d)		965,000	774,413
TerraForm Power Operating LLC:
4.25% 1/31/23 (d)		747,000	773,294
5% 1/31/28 (d)		842,000	935,576
The AES Corp.:
3.3% 7/15/25 (d)		18,728,000	20,099,732
3.95% 7/15/30 (d)		16,328,000	17,671,794
4.5% 3/15/23		952,000	961,520
5.125% 9/1/27		2,642,000	2,852,013
6% 5/15/26		561,000	589,050
			50,980,407
Multi-Utilities - 0.6%
Berkshire Hathaway Energy Co. 4.05% 4/15/25 (d)		26,164,000	29,901,835
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		1,658,000	1,916,078
NiSource Finance Corp.:
5.25% 2/15/43		4,623,000	6,166,419
5.8% 2/1/42		2,300,000	3,140,742
5.95% 6/15/41		3,281,000	4,657,893
NiSource, Inc. 2.95% 9/1/29		17,668,000	19,364,846
Puget Energy, Inc.:
4.1% 6/15/30 (d)		7,332,000	8,083,983
6% 9/1/21		5,649,000	5,944,063
Sempra Energy:
2.875% 10/1/22		2,090,000	2,171,780
6% 10/15/39		5,447,000	7,595,976
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3926% 5/15/67 (f)(h)		1,401,000	1,157,171
			90,100,786
TOTAL UTILITIES			289,350,187

TOTAL NONCONVERTIBLE BONDS			6,484,760,436

TOTAL CORPORATE BONDS
(Cost $5,968,579,621)			6,492,590,102

U.S. Government and Government Agency Obligations - 24.7%
U.S. Treasury Inflation-Protected Obligations - 6.2%
U.S. Treasury Inflation-Indexed Bonds:
0.25% 2/15/50		$31,164,848	$37,112,300
0.75% 2/15/45		57,248,041	73,500,497
1% 2/15/46		21,259,607	28,930,805
1% 2/15/49		19,332,126	27,226,877
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24		19,439,529	20,724,623
0.125% 10/15/24		148,599,872	159,052,464
0.125% 4/15/25		25,000,000	26,813,150
0.125% 1/15/30		25,050,000	28,014,601
0.25% 7/15/29		46,088,066	52,158,215
0.375% 7/15/25		99,287,408	108,728,442
0.375% 1/15/27		41,287,754	45,896,330
0.625% 1/15/26		93,021,986	103,440,420
0.75% 7/15/28		128,443,622	149,492,792
0.875% 1/15/29		119,285,336	140,352,618

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			1,001,444,134

U.S. Treasury Obligations - 18.5%
U.S. Treasury Bonds:
1.125% 5/15/40		86,364,000	84,785,158
1.25% 5/15/50 (j)		125,563,000	118,421,604
1.375% 8/15/50		292,360,000	284,685,550
2% 2/15/50		172,383,000	194,011,680
2.25% 8/15/46 (k)(l)		148,800	174,439
3% 2/15/47		245,214,000	329,381,790
5% 5/15/37 (l)		9,400	15,185
U.S. Treasury Notes:
0.125% 8/15/23		35,777,000	35,749,049
0.25% 7/31/25		95,151,000	95,069,229
0.375% 7/31/27		353,987,000	351,276,787
0.625% 8/15/30		65,763,000	65,218,400
1.625% 9/30/26		455,668,000	489,166,618
2% 4/30/24		9,073,300	9,669,799
2.125% 7/31/24		126,782,000	136,270,840
2.125% 11/30/24 (k)(l)		2,250,000	2,430,264
2.125% 5/15/25 (k)(l)		834,700	907,312
2.125% 5/31/26		313,445,000	344,813,986
2.25% 12/31/24		138,476,900	150,469,216
2.375% 4/30/26		84,892,000	94,492,092
2.625% 3/31/25		50,000,000	55,406,250
2.75% 2/15/28		54,737,100	63,631,879
2.875% 8/15/28		78,639,600	92,739,435

TOTAL U.S. TREASURY OBLIGATIONS			2,998,786,562

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,785,145,901)			4,000,230,696

U.S. Government Agency - Mortgage Securities - 19.0%
Fannie Mae - 6.4%
12 month U.S. LIBOR + 1.440% 3.384% 4/1/37 (f)(h)		14,761	15,419
12 month U.S. LIBOR + 1.480% 2.476% 7/1/34 (f)(h)		3,702	3,856
12 month U.S. LIBOR + 1.490% 3.339% 1/1/35 (f)(h)		19,758	20,583
12 month U.S. LIBOR + 1.550% 2.553% 6/1/36 (f)(h)		8,418	8,818
12 month U.S. LIBOR + 1.560% 3.565% 3/1/37 (f)(h)		8,218	8,621
12 month U.S. LIBOR + 1.620% 2.698% 5/1/36 (f)(h)		34,660	36,349
12 month U.S. LIBOR + 1.620% 3.88% 9/1/36 (f)(h)		10,570	11,041
12 month U.S. LIBOR + 1.630% 3.571% 3/1/33 (f)(h)		13,451	13,995
12 month U.S. LIBOR + 1.640% 3.722% 6/1/47 (f)(h)		17,432	18,448
12 month U.S. LIBOR + 1.660% 3.287% 11/1/36 (f)(h)		8,142	8,535
12 month U.S. LIBOR + 1.660% 3.533% 5/1/35 (f)(h)		25,994	27,136
12 month U.S. LIBOR + 1.700% 3.048% 6/1/42 (f)(h)		20,453	21,351
12 month U.S. LIBOR + 1.730% 2.972% 5/1/36 (f)(h)		12,830	13,501
12 month U.S. LIBOR + 1.740% 3.757% 3/1/40 (f)(h)		28,285	29,674
12 month U.S. LIBOR + 1.750% 3.545% 8/1/41 (f)(h)		22,357	23,228
12 month U.S. LIBOR + 1.750% 3.603% 7/1/35 (f)(h)		9,090	9,536
12 month U.S. LIBOR + 1.780% 3.788% 2/1/36 (f)(h)		30,432	32,027
12 month U.S. LIBOR + 1.800% 2.693% 7/1/41 (f)(h)		20,234	21,018
12 month U.S. LIBOR + 1.800% 3.666% 12/1/40 (f)(h)		864,697	904,476
12 month U.S. LIBOR + 1.800% 3.814% 1/1/42 (f)(h)		76,719	80,082
12 month U.S. LIBOR + 1.810% 2.694% 7/1/41 (f)(h)		15,466	16,192
12 month U.S. LIBOR + 1.810% 3.81% 12/1/39 (f)(h)		16,623	17,451
12 month U.S. LIBOR + 1.810% 3.825% 2/1/42 (f)(h)		64,324	67,390
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (f)(h)		8,992	9,355
12 month U.S. LIBOR + 1.820% 3.82% 12/1/35 (f)(h)		28,100	29,604
12 month U.S. LIBOR + 1.830% 3.849% 10/1/41 (f)(h)		7,524	7,856
12 month U.S. LIBOR + 1.950% 2.805% 7/1/37 (f)(h)		11,749	12,409
6 month U.S. LIBOR + 1.500% 2.417% 1/1/35 (f)(h)		26,638	27,609
6 month U.S. LIBOR + 1.530% 2.793% 3/1/35 (f)(h)		4,869	5,056
6 month U.S. LIBOR + 1.530% 3.091% 12/1/34 (f)(h)		4,835	5,019
6 month U.S. LIBOR + 1.550% 3.063% 10/1/33 (f)(h)		1,922	1,990
6 month U.S. LIBOR + 1.560% 2.105% 7/1/35 (f)(h)		3,115	3,235
6 month U.S. LIBOR + 1.740% 2.865% 12/1/34 (f)(h)		461	481
6 month U.S. LIBOR + 1.960% 3.725% 9/1/35 (f)(h)		5,649	5,932
U.S. TREASURY 1 YEAR INDEX + 1.940% 2.907% 10/1/33 (f)(h)		42,517	44,490
U.S. TREASURY 1 YEAR INDEX + 2.200% 3.708% 3/1/35 (f)(h)		4,838	5,094
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.143% 6/1/36 (f)(h)		22,722	23,608
U.S. TREASURY 1 YEAR INDEX + 2.290% 4.259% 10/1/33 (f)(h)		13,226	13,725
U.S. TREASURY 1 YEAR INDEX + 2.460% 3.859% 7/1/34 (f)(h)		36,684	38,403
2.5% 5/1/31 to 10/1/37		64,549,466	68,175,364
3% 7/1/27 to 9/1/50 (k)(l)(m)		386,919,198	411,957,380
3.5% 7/1/32 to 5/1/50 (k)		295,099,207	316,343,306
4% 5/1/29 to 11/1/49		94,555,365	103,421,011
4.5% 6/1/33 to 9/1/49		83,007,987	91,910,371
5% 5/1/21 to 2/1/49		36,167,799	41,041,776
5.249% 8/1/41 (f)		566,034	638,673
5.5% 10/1/21 to 12/1/23		8,336	8,592
6% 10/1/20 to 1/1/42		2,493,604	2,958,049
6.5% 3/1/22 to 4/1/37		1,054,941	1,217,451
6.567% 2/1/39 (f)		478,052	526,642
7% 9/1/21 to 7/1/37		226,095	260,323
7.5% 6/1/25 to 2/1/32		102,215	116,488
8% 8/1/29 to 3/1/37		3,959	4,787

TOTAL FANNIE MAE			1,040,222,806

Freddie Mac - 3.6%
12 month U.S. LIBOR + 1.320% 3.412% 1/1/36 (f)(h)		10,098	10,479
12 month U.S. LIBOR + 1.370% 3.421% 3/1/36 (f)(h)		33,816	35,169
12 month U.S. LIBOR + 1.500% 3.464% 3/1/36 (f)(h)		25,620	26,781
12 month U.S. LIBOR + 1.510% 3.39% 11/1/35 (f)(h)		8,780	9,153
12 month U.S. LIBOR + 1.750% 2.596% 7/1/41 (f)(h)		70,870	73,573
12 month U.S. LIBOR + 1.750% 3.751% 12/1/40 (f)(h)		390,430	407,567
12 month U.S. LIBOR + 1.750% 3.841% 9/1/41 (f)(h)		134,261	139,302
12 month U.S. LIBOR + 1.790% 3.793% 4/1/37 (f)(h)		2,571	2,706
12 month U.S. LIBOR + 1.860% 3.614% 4/1/36 (f)(h)		11,757	12,464
12 month U.S. LIBOR + 1.870% 3.376% 10/1/42 (f)(h)		103,388	108,054
12 month U.S. LIBOR + 1.880% 3.719% 4/1/41 (f)(h)		6,127	6,442
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (f)(h)		12,962	13,369
12 month U.S. LIBOR + 1.910% 2.91% 6/1/41 (f)(h)		10,777	11,215
12 month U.S. LIBOR + 1.910% 2.945% 6/1/41 (f)(h)		25,139	26,358
12 month U.S. LIBOR + 1.910% 3.069% 5/1/41 (f)(h)		18,752	19,695
12 month U.S. LIBOR + 1.910% 3.321% 5/1/41 (f)(h)		22,611	23,745
12 month U.S. LIBOR + 1.920% 2.92% 6/1/36 (f)(h)		6,652	6,963
12 month U.S. LIBOR + 2.020% 3.856% 4/1/38 (f)(h)		23,125	24,360
12 month U.S. LIBOR + 2.040% 2.97% 7/1/36 (f)(h)		16,979	17,780
12 month U.S. LIBOR + 2.050% 4.196% 3/1/33 (f)(h)		442	461
12 month U.S. LIBOR + 2.200% 4.325% 12/1/36 (f)(h)		22,714	23,796
6 month U.S. LIBOR + 1.120% 2.396% 8/1/37 (f)(h)		11,102	11,354
6 month U.S. LIBOR + 1.580% 2.705% 12/1/35 (f)(h)		1,515	1,576
6 month U.S. LIBOR + 1.720% 2.274% 8/1/37 (f)(h)		17,083	17,824
6 month U.S. LIBOR + 1.720% 3.039% 2/1/37 (f)(h)		12,760	13,331
6 month U.S. LIBOR + 1.830% 3.58% 5/1/37 (f)(h)		4,420	4,638
6 month U.S. LIBOR + 1.840% 3.327% 10/1/36 (f)(h)		48,991	51,286
6 month U.S. LIBOR + 1.860% 3.311% 10/1/35 (f)(h)		24,754	25,910
6 month U.S. LIBOR + 2.020% 3.135% 6/1/37 (f)(h)		8,570	8,962
6 month U.S. LIBOR + 2.040% 3.165% 6/1/37 (f)(h)		6,559	6,871
6 month U.S. LIBOR + 2.680% 4.001% 10/1/35 (f)(h)		8,707	9,096
U.S. TREASURY 1 YEAR INDEX + 2.030% 3.169% 6/1/33 (f)(h)		32,672	34,246
U.S. TREASURY 1 YEAR INDEX + 2.260% 3.052% 6/1/33 (f)(h)		58,342	60,988
U.S. TREASURY 1 YEAR INDEX + 2.410% 3.858% 3/1/35 (f)(h)		133,469	139,282
2.5% 6/1/31 to 7/1/50		30,729,456	32,470,436
3% 4/1/32 to 6/1/50		92,859,688	99,135,432
3.5% 1/1/32 to 3/1/50 (k)(m)(n)		250,060,672	269,206,504
3.5% 8/1/47		51,977	55,885
4% 6/1/33 to 5/1/48		139,655,174	152,215,315
4% 4/1/48		241,913	258,295
4.5% 6/1/25 to 12/1/48		28,549,149	31,486,131
5% 2/1/21 to 7/1/41		4,668,726	5,346,770
5.5% 10/1/20 to 6/1/22		17,886	18,314
6% 12/1/21 to 12/1/37		464,394	544,694
6.5% 9/1/21 to 9/1/39		573,227	671,251
7% 8/1/21 to 9/1/36		213,623	249,307
7.5% 1/1/27 to 11/1/31		4,565	5,286
8% 7/1/24 to 4/1/32		5,883	6,780
8.5% 12/1/22 to 1/1/28		4,696	5,275

TOTAL FREDDIE MAC			593,060,471

Ginnie Mae - 3.3%
3.5% 9/20/40 to 2/20/47 (k)		190,454,933	206,164,846
4% 5/20/33 to 5/20/49		186,251,154	202,097,381
4.5% 6/20/33 to 6/20/47		48,840,943	53,756,767
5% 12/15/32 to 4/20/48		14,259,991	15,955,608
5.5% 7/15/33 to 9/15/39		361,556	423,339
6% to 6% 10/15/30 to 11/15/39		129,429	149,819
7% to 7% 11/15/22 to 3/15/33		228,387	263,118
7.5% to 7.5% 2/15/22 to 9/15/31		70,489	78,260
8% 11/15/21 to 11/15/29		18,892	20,564
8.5% 10/15/21 to 1/15/31		4,647	5,374
9% 1/15/23		37	39
9.5% 3/15/23		3	3
2% 9/1/50 (g)		2,400,000	2,486,046
2% 9/1/50 (g)		2,400,000	2,486,046
2.5% 9/1/50 (g)		4,000,000	4,215,444
2.5% 9/1/50 (g)		4,300,000	4,531,603
3% 5/20/42 to 8/20/50		15,404,451	16,442,875
3% 9/1/50 (g)		9,600,000	10,110,840
3% 9/1/50 (g)		9,900,000	10,426,804
6.5% 3/20/31 to 6/15/37		77,926	91,125

TOTAL GINNIE MAE			529,705,901

Uniform Mortgage Backed Securities - 5.7%
2% 9/1/35 (g)		6,250,000	6,504,054
2% 9/1/35 (g)		6,250,000	6,504,054
2% 9/1/50 (g)		31,550,000	32,527,965
2% 9/1/50 (g)		29,700,000	30,620,620
2% 9/1/50 (g)		38,800,000	40,002,695
2% 9/1/50 (g)		7,550,000	7,784,030
2% 9/1/50 (g)		7,550,000	7,784,030
2.5% 9/1/50 (g)		35,800,000	37,683,689
2.5% 9/1/50 (g)		41,000,000	43,157,297
2.5% 9/1/50 (g)		32,550,000	34,262,683
2.5% 9/1/50 (g)		32,550,000	34,262,683
3% 9/1/50 (g)		83,700,000	88,274,004
3% 9/1/50 (g)		58,500,000	61,696,885
3% 9/1/50 (g)		13,950,000	14,712,334
3% 9/1/50 (g)		25,675,000	27,078,077
3% 9/1/50 (g)		38,150,000	40,234,806
3% 9/1/50 (g)		3,600,000	3,796,731
3% 9/1/50 (g)		3,500,000	3,691,267
3% 9/1/50 (g)		13,400,000	14,132,278
3% 9/1/50 (g)		24,700,000	26,049,796
3% 9/1/50 (g)		25,375,000	26,761,683
3% 9/1/50 (g)		72,825,000	76,804,711
3% 9/1/50 (g)		11,450,000	12,075,715
3% 9/1/50 (g)		15,275,000	16,109,742
3% 10/1/50 (g)		131,200,000	138,153,141
3% 10/1/50 (g)		7,100,000	7,476,275
3% 10/1/50 (g)		4,100,000	4,317,286
3% 10/1/50 (g)		3,200,000	3,369,589
3% 10/1/50 (g)		3,200,000	3,369,589
3.5% 9/1/50 (g)		9,850,000	10,389,061
3.5% 9/1/50 (g)		5,100,000	5,379,108
3.5% 10/1/50 (g)		22,100,000	23,326,731
3.5% 10/1/50 (g)		28,900,000	30,504,187

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			918,796,796

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,980,986,826)			3,081,785,974

Asset-Backed Securities - 4.1%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (d)		$4,496,845	$4,083,895
Series 2019-1 Class A, 3.844% 5/15/39 (d)		7,663,427	6,965,690
Series 2019-2:
Class A, 3.376% 10/16/39 (d)		12,587,201	11,376,266
Class B, 4.458% 10/16/39 (d)		2,284,547	1,582,803
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 1.5778% 7/22/32 (d)(f)(h)		17,181,000	17,029,137
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.6018% 1/20/33 (d)(f)(h)		6,180,000	6,172,250
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)		261,000	290,977
Series 2015-SFR1 Class E, 5.639% 4/17/52 (d)		595,000	654,352
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)		611,000	683,463
Class XS, 0% 10/17/52 (c)(d)(f)(o)		419,985	4
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (d)		6,048,442	5,410,914
Class B, 4.335% 1/16/40 (d)		972,650	672,581
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.595% 10/15/32 (d)(f)(h)		11,120,000	11,088,497
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 2.0741% 4/15/31 (d)(f)(h)		12,711,000	12,722,580
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 1/15/29 (d)(f)(h)		14,121,000	14,029,143
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/33 (d)(f)(h)		4,451,000	4,394,557
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.3244% 6/26/34 (d)(f)(h)		3,560	8,538
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.6029% 1/17/33 (d)(f)(h)		7,072,000	7,066,060
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (d)		13,015,771	11,020,768
Class AA, 2.487% 12/16/41 (d)(f)		2,222,688	2,078,268
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.265% 4/15/29 (d)(f)(h)		13,314,000	13,171,620
Carvana Auto Receivables Trust Series 2019-4A:
Class A2, 2.2% 7/15/22 (d)		1,673,914	1,682,242
Class A3, 2.3% 9/15/23 (d)		2,524,000	2,555,351
Cascade Funding Mortgage Trust:
Series 2020-HB2 Class A, 3.4047% 4/25/30 (d)		3,285,417	3,320,199
Series 2020-HB3 Class A, 2.8115% 5/25/30 (d)(f)		1,151,338	1,158,876
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (d)		11,319,512	10,261,856
Class B, 5.095% 4/15/39 (d)		5,073,224	3,606,889
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (d)		10,593,655	9,871,743
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.6118% 10/20/32 (d)(f)(h)		9,285,000	9,219,671
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.596% 5/29/32 (d)(f)(h)		6,355,000	6,344,673
CEDF Series 2018-6A Class AR, 3 month U.S. LIBOR + 1.090% 1.3618% 10/20/28 (d)(f)(h)		3,245,000	3,230,258
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.9194% 7/20/31 (d)(f)(h)		12,672,000	12,672,000
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.5251% 10/25/37 (d)(f)(h)		3,855,900	3,859,988
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (d)		1,187,440	1,189,314
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (d)		3,688,849	3,720,525
Series 2019-P1 Class A, 2.94% 7/15/26 (d)		2,569,277	2,585,513
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 5.4854% 1/28/40 (c)(d)(f)(h)		190,870	19
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (d)		6,145,425	6,321,922
Class A2II, 4.03% 11/20/47 (d)		10,412,025	11,049,657
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		207	207
Dryden 68 CLO Ltd. 3 month U.S. LIBOR + 1.310% 1.585% 7/15/32 (d)(f)(h)		12,660,000	12,631,376
Dryden CLO, Ltd.:
Series 2019-75A Class AR, 3 month U.S. LIBOR + 1.200% 1.475% 7/15/30 (d)(f)(h)		5,978,000	5,932,197
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.6018% 10/20/32 (d)(f)(h)		12,449,000	12,439,041
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 1.555% 4/15/29 (d)(f)(h)		14,945,000	14,902,302
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 1.6101% 5/15/32 (d)(f)(h)		10,386,000	10,362,912
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 2.447% 4/17/33 (d)(f)(h)		8,700,000	8,614,662
FirstKey Homes Trust Series 2020-SFR1 Class F2, 4.284% 9/17/25 (d)		420,000	424,254
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.6001% 11/16/32 (d)(f)(h)		12,358,000	12,322,792
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30		1,720,000	1,939,480
Home Partners America Trust Series 2019-2 Class F, 3.866% 10/19/39 (d)		522,830	496,996
Home Partners of America Credit Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.650% 2.8119% 7/17/34 (d)(f)(h)		153,000	153,479
Class F, 1 month U.S. LIBOR + 3.530% 3.7009% 7/17/34 (d)(f)(h)		395,000	396,896
Home Partners of America Trust Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.5119% 7/17/37 (d)(f)(h)		389,000	380,530
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (d)		5,315,154	5,012,268
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (d)		5,552,403	5,137,367
Invitation Homes Trust Series 2018-SFR2:
Class E, 1 month U.S. LIBOR + 2.000% 2.1619% 6/17/37 (d)(f)(h)		210,000	208,866
Class F, 1 month U.S. LIBOR + 2.250% 2.6% 6/17/37 (d)(f)(h)		325,749	319,968
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.1778% 1/22/28 (d)(f)(h)		9,840,000	9,746,481
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 1.4918% 1/20/29 (d)(f)(h)		5,120,000	5,101,819
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 1.575% 7/15/32 (d)(f)(h)		12,607,000	12,559,799
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2020-45A Class A, 3 month U.S. LIBOR + 1.650% 1.9184% 7/15/31 (d)(f)(h)		17,100,000	17,132,216
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 10/15/32 (d)(f)(h)		5,990,000	5,976,181
Magnetite CLO Ltd.:
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 1.5518% 4/20/30 (d)(f)(h)		11,179,000	11,139,661
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.605% 1/15/33 (d)(f)(h)		18,686,000	18,662,568
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (d)		4,556,748	4,593,599
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (d)		4,744,547	5,070,221
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.3418% 10/20/30 (d)(f)(h)		13,378,000	13,202,641
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (d)		818,656	819,153
Series 2018-3A Class A 3.5545% 11/25/28 (d)		2,592,313	2,593,770
Series 2019-1A Class A, 2.6513% 6/25/29 (d)		2,699,069	2,707,516
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 0.6851% 9/25/35 (f)(h)		102,450	102,000
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 1.5729% 7/17/32 (d)(f)(h)		12,592,000	12,557,448
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 1.0445% 7/25/25 (f)(h)		816,123	816,506
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.4201% 1/25/36 (f)(h)		509,138	507,676
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (d)		20,804,438	20,827,530
Series 2019-1A Class A2, 3.858% 12/5/49 (d)		9,613,690	9,024,659
Progress Residential Trust:
Series 2017-SFR2 Class F, 4.836% 12/17/34 (d)		100,000	101,324
Series 2018-SFR1 Class F, 4.778% 3/17/35 (d)		269,000	274,794
Series 2018-SFR2 Class F, 4.953% 8/17/35 (d)		292,000	293,055
Series 2018-SFR3:
Class F, 5.368% 10/17/35 (d)		392,000	405,420
Class G, 5.618% 10/17/35 (d)		336,000	341,141
Series 2019-SFR1 Class F, 5.061% 8/17/35 (d)		330,000	338,374
Series 2019-SFR2 Class F, 4.837% 5/17/36 (d)		116,000	111,976
Series 2019-SFR3 Class G, 4.116% 9/17/36 (d)		263,000	261,323
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)		1,082,000	1,103,869
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (d)		378,000	366,435
Class H, 5.268% 4/17/37 (d)		105,000	100,467
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (d)		10,033,194	9,121,026
Prosper Marketplace Issuance Trust Series 2019-3A Class A, 3.19% 7/15/25 (d)		457,079	459,328
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (d)		11,566,141	10,290,028
Class B, 4.335% 3/15/40 (d)		1,071,663	715,666
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (d)		12,474,000	13,035,316
1.884% 7/15/50 (d)		4,985,000	5,068,784
2.328% 7/15/52 (d)		3,812,000	3,871,720
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 2.7619% 1/17/35 (d)(f)(h)		527,000	526,999
Class F, 1 month U.S. LIBOR + 3.400% 3.5619% 1/17/35 (d)(f)(h)		529,000	528,389
Stratus CLO Ltd. Series 2020-1A Class A, 3 month U.S. LIBOR + 1.980% 3.286% 5/1/28 (d)(f)(h)		18,231,000	18,322,155
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.749% 12/5/36 (c)(d)(f)(h)		357,190	27
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.2718% 1/20/29 (d)(f)(h)		8,903,000	8,817,344
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0351% 9/25/34 (f)(h)		9,027	8,314
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (d)		6,686,820	6,188,644
Series 2018-A Class A, 4.147% 9/15/38 (d)(f)		11,363,927	10,459,718
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (d)		15,740,661	14,564,252
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (d)		8,661,716	9,314,518
Series 2018-6 Class A1A, 3.75% 3/25/58 (d)		10,862,283	11,445,207
Series 2019-1 Class A1, 3.75% 3/25/58 (d)		4,252,269	4,602,890
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.8638% 4/6/42 (d)(f)(h)		934,000	611,770
Tricon American Homes:
Series 2016-SFR1:
Class B, 2.989% 11/17/33 (d)		188,000	188,912
Class F, 5.769% 11/17/33 (d)		925,000	915,767
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)		1,159,000	1,181,820
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)		883,000	932,410
Series 2019-SFR1 Class F, 3.745% 3/17/38 (d)		525,000	517,028
Series 2020-SFR1 Class F, 4.882% 7/17/38 (d)		151,000	159,536
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (d)		403,000	408,920
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 1.625% 4/15/32 (d)(f)(h)		12,578,000	12,532,078
Voya Series 2020-1A Class A, 3 month U.S. LIBOR + 1.700% 2.0027% 7/16/31 (d)(f)(h)		14,510,000	14,564,456
Voya CLO Ltd.:
Series 2017-1A Class A1, 3 month U.S. LIBOR + 1.250% 1.5229% 4/17/30 (d)(f)(h)		10,390,000	10,350,570
Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.5418% 7/20/32 (d)(f)(h)		13,214,000	13,197,430
Voya CLO Ltd./Voya CLO LLC Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.6% 7/19/31 (d)(f)(h)		15,600,000	15,606,864
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22		2,193,000	2,214,451
TOTAL ASSET-BACKED SECURITIES
(Cost $681,990,792)			672,390,611

Collateralized Mortgage Obligations - 1.2%
Private Sponsor - 0.4%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 0.3116% 6/27/36 (d)(f)(h)		515,214	512,320
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.5868% 7/26/36 (d)(f)		112,873	110,864
Citigroup Mortgage Loan Trust sequential payer:
Series 2009-5 Class 5A1, 3.7542% 1/25/37 (d)(f)		46,573	46,340
Series 2014-8 Class 2A1, 3.45% 6/27/37 (d)(f)		1,074,654	1,074,869
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (c)(d)(f)		1,653	214
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.4828% 5/27/37 (d)(f)(h)		1,464,215	1,380,330
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (c)(d)(f)(h)		85,147	9
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (d)(f)		199,969	199,791
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.7% 8/25/60 (d)(f)(h)		5,124,801	5,116,448
GSR Mortgage Loan Trust floater Series 2007-AR1 Class 6A1, 2.8274% 3/25/37 (f)		38,516	36,370
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 0.695% 10/15/54 (d)(f)(h)		5,281,220	5,283,693
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 1.128% 12/22/69 (d)(f)(h)		5,119,100	5,131,880
Series 2019-2A Class 1A, 2.71% 12/22/69 (d)		24,365,000	24,702,587
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 0.655% 7/15/58 (d)(f)(h)		5,523,750	5,523,222
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.825% 7/15/58 (d)(f)(h)		5,089,000	5,084,598
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (d)		4,036,649	4,100,147
RBSSP Resecuritization Trust sequential payer Series 2010-1 Class 2A1, 3.2154% 7/26/45 (d)(f)		436,835	431,445
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.3048% 7/20/34 (f)(h)		3,213	3,054
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.8414% 1/21/70 (d)(f)(h)		9,792,000	9,792,533
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.8151% 9/25/43 (f)(h)		1,352,132	1,285,716

TOTAL PRIVATE SPONSOR			69,816,430

U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.9751% 2/25/32 (f)(h)		4,623	4,706
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.1515% 3/18/32 (f)(h)		8,316	8,502
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.1751% 4/25/32 (f)(h)		9,483	9,725
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.1751% 10/25/32 (f)(h)		12,342	12,631
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.9251% 1/25/32 (f)(h)		4,630	4,706
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 7.9249% 12/25/33 (f)(o)(p)		154,991	44,129
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5049% 11/25/36 (f)(o)(p)		115,111	26,113
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22		1,851	1,934
Series 1993-207 Class H, 6.5% 11/25/23		42,416	45,508
Series 1996-28 Class PK, 6.5% 7/25/25		14,763	15,897
Series 1999-17 Class PG, 6% 4/25/29		63,068	70,210
Series 1999-32 Class PL, 6% 7/25/29		63,112	70,789
Series 1999-33 Class PK, 6% 7/25/29		47,981	53,590
Series 2001-52 Class YZ, 6.5% 10/25/31		6,298	7,454
Series 2003-28 Class KG, 5.5% 4/25/23		22,215	23,334
Series 2005-102 Class CO 11/25/35 (q)		31,859	30,059
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.0947% 8/25/35 (f)(p)		8,814	12,223
Series 2005-81 Class PC, 5.5% 9/25/35		89,016	101,232
Series 2006-12 Class BO 10/25/35 (q)		145,214	136,541
Series 2006-37 Class OW 5/25/36 (q)		15,602	14,694
Series 2006-45 Class OP 6/25/36 (q)		51,286	48,336
Series 2006-62 Class KP 4/25/36 (q)		83,091	78,872
Series 2012-149:
Class DA, 1.75% 1/25/43		1,637,772	1,689,088
Class GA, 1.75% 6/25/42		1,756,150	1,808,073
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27		13,261	15,266
Series 1999-25 Class Z, 6% 6/25/29		52,271	59,803
Series 2001-20 Class Z, 6% 5/25/31		67,381	75,573
Series 2001-31 Class ZC, 6.5% 7/25/31		38,754	45,045
Series 2002-16 Class ZD, 6.5% 4/25/32		21,712	25,776
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.3749% 11/25/32 (f)(o)(p)		81,791	12,557
Series 2012-67 Class AI, 4.5% 7/25/27 (o)		310,139	20,488
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.4649% 12/25/36 (f)(o)(p)		81,801	22,357
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.2649% 5/25/37 (f)(o)(p)		43,982	10,206
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.3045% 9/25/23 (f)(p)		1,942	2,317
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 7.9249% 3/25/33 (f)(o)(p)		11,286	2,897
Series 2005-72 Class ZC, 5.5% 8/25/35		615,309	697,878
Series 2005-79 Class ZC, 5.9% 9/25/35		458,490	524,376
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 39.5692% 6/25/37 (f)(p)		37,080	80,705
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 38.5492% 7/25/37 (f)(p)		56,742	123,121
Class SB, 39.600% - 1 month U.S. LIBOR 38.5492% 7/25/37 (f)(p)		19,624	38,058
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 6.3699% 8/25/37 (f)(o)(p)		1,677,735	391,030
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.1749% 3/25/38 (f)(o)(p)		290,108	62,628
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 6.1849% 6/25/21 (f)(o)(p)		4	0
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.8749% 12/25/40 (f)(o)(p)		275,041	57,316
Class ZA, 4.5% 12/25/40		1,346,925	1,473,477
Series 2010-139 Class NI, 4.5% 2/25/40 (o)		165,195	10,699
Series 2010-150 Class ZC, 4.75% 1/25/41		1,527,916	1,709,205
Series 2010-17 Class DI, 4.5% 6/25/21 (o)		4	0
Series 2010-95 Class ZC, 5% 9/25/40		3,305,863	3,741,166
Series 2011-39 Class ZA, 6% 11/25/32		195,840	229,056
Series 2011-4 Class PZ, 5% 2/25/41		685,355	779,486
Series 2011-67 Class AI, 4% 7/25/26 (o)		53,904	3,115
Series 2011-83 Class DI, 6% 9/25/26 (o)		35,190	1,366
Series 2012-100 Class WI, 3% 9/25/27 (o)		1,077,630	67,208
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.4749% 12/25/30 (f)(o)(p)		317,969	21,459
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.3749% 6/25/41 (f)(o)(p)		399,361	33,227
Series 2013-133 Class IB, 3% 4/25/32 (o)		664,978	21,801
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.8749% 1/25/44 (f)(o)(p)		382,517	60,507
Series 2013-51 Class GI, 3% 10/25/32 (o)		1,093,093	78,636
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.5449% 6/25/35 (f)(o)(p)		219,412	46,026
Series 2015-42 Class IL, 6% 6/25/45 (o)		1,668,854	340,712
Series 2015-70 Class JC, 3% 10/25/45		1,441,020	1,536,495
Series 2017-30 Class AI, 5.5% 5/25/47(o)		931,090	181,450
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (o)		42,699	7,854
Series 343 Class 16, 5.5% 5/25/34 (o)		37,803	6,272
Series 348 Class 14, 6.5% 8/25/34 (f)(o)		26,429	6,014
Series 351:
Class 12, 5.5% 4/25/34 (f)(o)		16,735	3,088
Class 13, 6% 3/25/34 (o)		23,214	4,333
Series 359 Class 19, 6% 7/25/35 (f)(o)		14,223	2,914
Series 384 Class 6, 5% 7/25/37 (o)		178,392	30,590
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.9619% 1/15/32 (f)(h)		3,853	3,921
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 1.0619% 3/15/32 (f)(h)		5,208	5,321
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.1619% 3/15/32 (f)(h)		5,442	5,568
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 1.0619% 6/15/31 (f)(h)		9,485	9,671
Class FG, 1 month U.S. LIBOR + 0.900% 1.0619% 3/15/32 (f)(h)		2,980	3,041
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.4119% 5/15/37 (f)(h)		210,768	211,368
planned amortization class:
Series 2006-15 Class OP 3/25/36 (q)		161,575	152,775
Series 2095 Class PE, 6% 11/15/28		75,407	84,340
Series 2101 Class PD, 6% 11/15/28		6,032	6,728
Series 2121 Class MG, 6% 2/15/29		30,284	33,854
Series 2131 Class BG, 6% 3/15/29		209,530	234,847
Series 2137 Class PG, 6% 3/15/29		30,493	34,212
Series 2154 Class PT, 6% 5/15/29		55,095	61,818
Series 2162 Class PH, 6% 6/15/29		11,079	12,343
Series 2520 Class BE, 6% 11/15/32		77,222	89,147
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 7.4381% 3/15/23 (f)(o)(p)		260	2
Series 2693 Class MD, 5.5% 10/15/33		836,274	969,696
Series 2802 Class OB, 6% 5/15/34		87,158	98,105
Series 3002 Class NE, 5% 7/15/35		209,366	234,365
Series 3110 Class OP 9/15/35 (q)		87,182	85,001
Series 3119 Class PO 2/15/36 (q)		187,800	177,553
Series 3121 Class KO 3/15/36 (q)		30,849	29,509
Series 3123 Class LO 3/15/36 (q)		108,634	102,780
Series 3145 Class GO 4/15/36 (q)		105,783	100,519
Series 3189 Class PD, 6% 7/15/36		185,617	221,932
Series 3225 Class EO 10/15/36 (q)		56,642	53,431
Series 3258 Class PM, 5.5% 12/15/36		85,015	96,137
Series 3415 Class PC, 5% 12/15/37		72,498	81,664
Series 3786 Class HI, 4% 3/15/38 (o)		102,807	2,690
Series 3806 Class UP, 4.5% 2/15/41		526,664	581,824
Series 3832 Class PE, 5% 3/15/41		862,000	974,041
Series 4135 Class AB, 1.75% 6/15/42		1,321,363	1,360,110
sequential payer:
Series 2135 Class JE, 6% 3/15/29		13,821	15,585
Series 2274 Class ZM, 6.5% 1/15/31		19,401	22,411
Series 2281 Class ZB, 6% 3/15/30		38,503	42,783
Series 2303 Class ZV, 6% 4/15/31		19,503	21,970
Series 2357 Class ZB, 6.5% 9/15/31		144,932	171,421
Series 2502 Class ZC, 6% 9/15/32		36,658	42,208
Series 2519 Class ZD, 5.5% 11/15/32		54,277	61,488
Series 2546 Class MJ, 5.5% 3/15/23		13,927	14,652
Series 2601 Class TB, 5.5% 4/15/23		6,502	6,832
Series 2998 Class LY, 5.5% 7/15/25		27,852	30,002
Series 3871 Class KB, 5.5% 6/15/41		1,196,076	1,430,898
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.4381% 2/15/36 (f)(o)(p)		54,497	11,986
Series 2013-4281 Class AI, 4% 12/15/28 (o)		486,886	25,102
Series 2017-4683 Class LM, 3% 5/15/47		2,122,347	2,249,592
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 45.7478% 8/15/24 (f)(p)		352	425
Class SD, 86.400% - 1 month U.S. LIBOR 84.3455% 8/15/24 (f)(p)		519	723
Series 2933 Class ZM, 5.75% 2/15/35		880,196	1,046,084
Series 2935 Class ZK, 5.5% 2/15/35		785,275	898,755
Series 2947 Class XZ, 6% 3/15/35		292,881	341,092
Series 2996 Class ZD, 5.5% 6/15/35		657,564	781,836
Series 3237 Class C, 5.5% 11/15/36		888,820	1,034,343
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.4981% 11/15/36 (f)(o)(p)		236,607	58,760
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.5881% 3/15/37 (f)(o)(p)		362,199	96,155
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.5981% 4/15/37 (f)(o)(p)		505,117	137,186
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4181% 6/15/37 (f)(o)(p)		177,661	41,191
Series 3949 Class MK, 4.5% 10/15/34		148,169	163,415
Series 3955 Class YI, 3% 11/15/21 (o)		72,507	920
Series 4055 Class BI, 3.5% 5/15/31 (o)		591,301	21,899
Series 4149 Class IO, 3% 1/15/33 (o)		541,641	52,688
Series 4314 Class AI, 5% 3/15/34 (o)		176,266	12,516
Series 4427 Class LI, 3.5% 2/15/34 (o)		1,236,771	66,476
Series 4471 Class PA 4% 12/15/40		959,310	1,027,935
target amortization class Series 2156 Class TC, 6.25% 5/15/29		35,411	38,445
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 1.0748% 2/15/24 (f)(h)		10,597	10,659
sequential payer:
Series 2043 Class ZH, 6% 4/15/28		24,293	27,087
Series 2056 Class Z, 6% 5/15/28		56,181	62,790
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		1,861,123	2,057,912
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		4,208,641	4,601,792
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5281% 6/16/37 (f)(o)(p)		101,410	24,718
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7226% 3/20/60 (f)(h)(r)		1,314,600	1,317,014
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.5026% 7/20/60 (f)(h)(r)		168,150	167,498
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4638% 9/20/60 (f)(h)(r)		202,180	201,288
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4638% 8/20/60 (f)(h)(r)		212,100	211,204
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.5438% 12/20/60 (f)(h)(r)		438,003	436,953
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 12/20/60 (f)(h)(r)		546,356	546,749
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 2/20/61 (f)(h)(r)		935,966	936,468
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.6538% 2/20/61 (f)(h)(r)		1,305,404	1,305,904
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6638% 4/20/61 (f)(h)(r)		487,624	487,994
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6638% 5/20/61 (f)(h)(r)		660,200	660,711
Class FC, 1 month U.S. LIBOR + 0.500% 0.6638% 5/20/61 (f)(h)(r)		569,910	570,340
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6938% 6/20/61 (f)(h)(r)		661,896	662,828
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7638% 10/20/61 (f)(h)(r)		1,322,067	1,326,099
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8638% 11/20/61 (f)(h)(r)		711,107	714,944
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8638% 1/20/62 (f)(h)(r)		466,433	468,846
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7938% 1/20/62 (f)(h)(r)		661,396	663,869
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7938% 3/20/62 (f)(h)(r)		425,129	426,508
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.8138% 5/20/61 (f)(h)(r)		18,203	18,283
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6838% 10/20/62 (f)(h)(r)		357,486	357,888
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6938% 7/20/60 (f)(h)(r)		15,617	15,623
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.5238% 3/20/63 (f)(h)(r)		641,007	639,395
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7638% 1/20/64 (f)(h)(r)		632,470	634,127
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7638% 12/20/63 (f)(h)(r)		2,223,901	2,230,669
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6638% 6/20/64 (f)(h)(r)		2,751,206	2,753,294
Series 2014-H20 Class BF, 1 month U.S. LIBOR + 0.500% 0.6638% 9/20/64 (f)(h)(r)		9,043,535	9,050,464
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5638% 12/20/62 (f)(h)(r)		36,095	36,032
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.684% 12/20/40 (f)(p)		1,777,025	2,132,963
Series 2011-136 Class WI, 4.5% 5/20/40 (o)		103,139	6,142
Series 2016-69 Class WA, 3% 2/20/46		1,640,033	1,743,385
Series 2017-134 Class BA, 2.5% 11/20/46		1,872,157	1,962,588
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34		302,689	344,564
Series 2010-160 Class DY, 4% 12/20/40		3,475,409	3,837,900
Series 2010-170 Class B, 4% 12/20/40		775,353	856,375
Series 2017-139 Class BA, 3% 9/20/47		7,569,933	8,120,957
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.3381% 5/16/34 (f)(o)(p)		57,503	12,285
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.0381% 8/17/34 (f)(o)(p)		58,413	14,766
Series 2010-116 Class QB, 4% 9/16/40		7,574,871	8,216,641
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.5026% 5/20/60 (f)(h)(r)		502,489	500,554
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.942% 7/20/41 (f)(o)(p)		297,432	52,784
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.5381% 6/16/42 (f)(o)(p)		214,372	49,357
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.456% 4/20/39 (f)(p)		97,261	101,573
Class ST, 8.800% - 1 month U.S. LIBOR 8.5893% 8/20/39 (f)(p)		385,274	396,232
Series 2013-149 Class MA, 2.5% 5/20/40		4,059,686	4,242,890
Series 2014-2 Class BA, 3% 1/20/44		3,652,405	3,941,483
Series 2014-21 Class HA, 3% 2/20/44		1,568,257	1,665,963
Series 2014-25 Class HC, 3% 2/20/44		2,440,817	2,660,618
Series 2014-5 Class A, 3% 1/20/44		2,222,904	2,386,437
Series 2015-H13 Class HA, 2.5% 8/20/64 (r)		316,712	319,016
Series 2015-H21 Class JA, 2.5% 6/20/65 (r)		266,430	266,819
Series 2017-186 Class HK, 3% 11/16/45		3,499,864	3,754,286
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.52% 8/20/66 (f)(h)(r)		5,512,254	5,457,649

TOTAL U.S. GOVERNMENT AGENCY			119,738,163

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $184,000,269)			189,554,593

Commercial Mortgage Securities - 3.5%
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.2619% 4/15/35 (d)(f)(h)		210,000	181,773
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.4619% 6/15/35 (d)(f)(h)		172,000	156,139
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class E, 1 month U.S. LIBOR + 3.200% 3.3619% 3/15/34 (d)(f)(h)		567,000	473,831
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.1119% 4/15/36 (d)(f)(h)		756,000	658,806
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (d)		6,400,000	6,454,122
Class ANM, 3.112% 11/5/32 (d)		7,809,000	7,613,061
Series 2015-200P Class F, 3.7157% 4/14/33 (d)(f)		455,000	459,587
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (d)		1,753,000	1,570,107
Class CNM, 3.8425% 11/5/32 (d)(f)		725,000	612,640
BANK:
sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61		1,600,000	1,834,745
Series 2019-BN21 Class A5, 2.851% 10/17/52		1,355,000	1,499,963
Series 2019-BN23 Class E, 2.5% 12/15/52 (d)		378,000	255,563
Series 2020-BN27 Class D, 2.5% 4/15/63 (d)		243,000	208,174
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)		782,000	574,567
Series 2017-BNK6 Class D, 3.1% 7/15/60 (d)		455,000	346,359
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (d)		960,000	724,896
Class E, 2.8% 11/15/50 (d)		609,000	340,179
Series 2018-BN12 Class D, 3% 5/15/61 (d)		487,000	314,787
Series 2018-BN15:
Class D, 3% 11/15/61 (d)		430,000	318,380
Class E, 3% 11/15/61 (d)		430,000	265,374
Series 2019-BN18:
Class D, 3% 5/15/62 (d)		648,000	501,083
Class E, 3% 5/15/62 (d)		336,000	226,676
Series 2019-BN19:
Class D, 3% 8/15/61 (d)		946,000	775,232
Class E, 3% 8/15/61 (d)		156,000	110,324
Series 2019-BN20 Class D, 2.5% 9/15/62 (d)		966,000	796,526
Series 2019-BN21:
Class E, 2.5% 10/17/52 (d)		529,000	346,660
Class F, 2.6818% 10/17/52 (d)		748,000	331,172
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3:
Class C, 4.352% 2/15/50 (f)		347,000	333,529
Class D, 3.25% 2/15/50 (d)		675,000	506,056
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class XA, 2.1101% 7/15/49 (f)(o)		16,102,189	1,110,058
Barclays Commercial Mortgage Securities LLC Series 2019-C5:
Class D, 2.5% 11/15/52 (d)		188,000	139,960
Class F, 2.7298% 11/15/52 (d)(f)		304,700	124,253
Bayview Commercial Asset Trust Series 2006-3A, Class IO, 0% 10/25/36 (c)(d)(f)(o)		828,923	0
BBCMS Mortgage Trust:
Series 2016-ETC:
Class D, 3.7292% 8/14/36 (d)(f)		483,000	365,756
Class E, 3.7292% 8/14/36 (c)(d)(f)		363,000	235,536
Series 2020-C6 Class E, 2.4% 2/15/53 (d)		348,000	218,092
Series 2020-C7 Class D, 3.6054% 4/15/53 (d)(f)		210,000	189,853
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51		1,536,000	1,814,104
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (d)(f)		399,000	369,421
Class 225E, 3.4041% 12/15/62 (d)(f)		269,000	234,771
Class A5, 3.0486% 12/15/62		2,111,000	2,366,033
Series 2018-B7:
Class D, 3% 5/15/53 (d)(f)		351,000	266,209
Class E, 3% 5/15/53 (d)(f)		351,000	239,021
Class F, 3.7664% 5/15/53 (d)(f)		763,000	398,988
Series 2019-B12 Class D, 3% 8/15/52 (d)		381,000	302,598
Series 2020-B18:
Class AGNG, 4.534% 7/15/53 (d)		1,113,000	993,708
Class D, 2.25% 7/15/53 (d)		777,000	647,963
Series 2020-IG2:
Class C, 3.4028% 9/15/48 (d)(f)		315,000	305,362
Class D, 3.4028% 9/15/48 (d)(f)		379,000	343,339
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (d)(f)		789,000	595,287
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 2.5619% 6/15/35 (d)(f)(h)		168,000	135,245
BWAY Mortgage Trust Series 2015-1740 Class E, 4.8058% 1/10/35 (d)(f)		363,000	337,357
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.1129% 3/15/37 (d)(f)(h)		399,000	385,011
Class F, 1 month U.S. LIBOR + 2.470% 2.6329% 3/15/37 (d)(f)(h)		694,000	668,376
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.1619% 11/25/32 (d)(f)(h)		189,000	180,742
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.1619% 12/15/36 (d)(f)(h)		7,249,365	7,213,064
Class C, 1 month U.S. LIBOR + 1.120% 1.2819% 12/15/36 (d)(f)(h)		5,783,706	5,740,264
Class D, 1 month U.S. LIBOR + 1.250% 1.4119% 12/15/36 (d)(f)(h)		9,804,027	9,669,005
Class G, 1 month U.S. LIBOR + 2.500% 2.6619% 12/15/36 (d)(f)(h)		1,281,827	1,256,365
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 1.0379% 11/15/32 (d)(f)(h)		3,068,000	3,041,106
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9619% 12/15/36 (d)(f)(h)		15,407,898	15,354,928
Series 2020-VIV2 Class C, 3.6605% 3/9/44 (d)		966,000	917,354
Series 2020-VIVA:
Class D, 3.667% 3/9/44 (d)(f)		824,000	746,366
Class E, 3.667% 3/9/44 (d)(f)		530,000	442,906
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.4119% 7/15/34 (d)(f)(h)		646,000	616,875
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.7869% 9/15/37 (d)(f)(h)		3,605,957	2,651,278
Series 2018-IND:
Class F, 1 month U.S. LIBOR + 1.800% 1.9619% 11/15/35 (d)(f)(h)		3,875,200	3,838,789
Class G, 1 month U.S. LIBOR + 2.050% 2.2119% 11/15/35 (d)(f)(h)		819,700	810,497
Class H, 1 month U.S. LIBOR + 3.000% 3.1619% 11/15/35 (d)(f)(h)		301,000	293,327
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.4619% 4/15/34 (d)(f)(h)		6,526,000	6,134,079
Class C, 1 month U.S. LIBOR + 1.600% 1.7619% 4/15/34 (d)(f)(h)		4,315,000	3,969,486
Class D, 1 month U.S. LIBOR + 1.900% 2.0619% 4/15/34 (d)(f)(h)		4,529,000	4,121,019
Class G, 1 month U.S. LIBOR + 3.600% 3.7619% 4/15/34 (d)(f)(h)		861,000	654,191
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.2419% 10/15/36 (d)(f)(h)		5,957,793	5,931,688
Class C, 1 month U.S. LIBOR + 1.250% 1.4119% 10/15/36 (d)(f)(h)		7,489,960	7,443,437
Class D, 1 month U.S. LIBOR + 1.450% 1.6119% 10/15/36 (d)(f)(h)		10,609,352	10,576,655
Class E, 1 month U.S. LIBOR + 1.800% 1.9619% 10/15/36 (d)(f)(h)		14,905,874	14,786,970
Class F, 1 month U.S. LIBOR + 2.000% 2.1619% 10/15/36 (d)(f)(h)		327,508	322,193
Class J, 1 month U.S. LIBOR + 2.650% 2.8119% 10/15/36 (d)(f)(h)		3,074,776	3,023,217
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.7619% 12/15/36 (d)(f)(h)		7,336,285	7,230,641
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1619% 4/15/34 (d)(f)(h)		14,058,000	13,495,129
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.0819% 10/15/36 (d)(f)(h)		10,442,276	10,429,757
Series 2019-OC11:
Class C, 3.856% 12/9/41 (d)		609,000	596,050
Class D, 4.0755% 12/9/41 (d)(f)		84,000	80,053
Class E, 4.0755% 12/9/41 (d)(f)		2,416,000	2,184,510
BXMT Ltd. floater Series 2017-FL1 Class D, 1 month U.S. LIBOR + 2.700% 2.8619% 6/15/35 (d)(f)(h)		303,000	296,183
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (d)(f)		976,000	889,141
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.4119% 12/15/37 (d)(f)(h)		909,000	865,338
CD Mortgage Trust Series 2017-CD3:
Class C, 4.7113% 2/10/50 (f)		813,000	776,819
Class D, 3.25% 2/10/50 (d)		735,000	559,231
CFCRE Commercial Mortgage Trust Series 2011-C2 Class B, 5.9306% 12/15/47 (d)(f)		272,000	281,502
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.1119% 11/15/36 (d)(f)(h)		5,780,000	5,722,106
Class B, 1 month U.S. LIBOR + 1.250% 1.4119% 11/15/36 (d)(f)(h)		1,600,000	1,559,931
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.2819% 6/15/34 (d)(f)(h)		15,976,061	15,209,322
Class B, 1 month U.S. LIBOR + 1.500% 1.6619% 6/15/34 (d)(f)(h)		3,145,427	2,963,332
Class C, 1 month U.S. LIBOR + 1.750% 1.9119% 6/15/34 (d)(f)(h)		3,552,670	3,311,858
Class E, 1 month U.S. LIBOR + 2.350% 2.5119% 6/15/34 (d)(f)(h)		1,651,872	1,405,194
Class F, 1 month U.S. LIBOR + 2.600% 2.7701% 6/15/34 (d)(f)(h)		2,132,797	1,666,503
Citigroup Commercial Mortgage Trust:
Series 19-SMRT Class E, 4.9031% 1/10/36 (d)(f)		443,000	442,576
Series 2013-375P Class E, 3.6348% 5/10/35 (d)(f)		715,000	681,087
Series 2013-GC15 Class D, 5.3865% 9/10/46 (d)(f)		1,200,000	1,114,924
Series 2015-GC29 Class XA, 1.1844% 4/10/48 (f)(o)		19,688,328	804,160
Series 2015-GC33 Class XA, 1.0412% 9/10/58 (f)(o)		31,935,729	1,182,069
Series 2016-C3 Class D, 3% 11/15/49 (d)		829,000	526,815
Series 2016-P6 Class XA, 0.9245% 12/10/49 (f)(o)		29,383,555	842,579
Series 2019-GC41:
Class D, 3% 8/10/56 (d)		546,000	448,926
Class E, 3% 8/10/56 (d)		462,000	338,249
Series 2019-GC43 Class E, 3% 11/10/52 (d)		651,000	476,156
Series 2020-GC46:
Class D, 2.6% 2/15/53 (d)		673,000	517,992
Class E, 2.6% 2/15/53 (d)		76,000	49,006
COMM Mortgage Trust:
floater:
Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.2119% 9/15/33 (d)(f)(h)		267,000	202,152
Class G, 1 month U.S. LIBOR + 5.050% 5.2182% 9/15/33 (d)(f)(h)		300,000	219,652
Series 2019-521F Class F, 1 month U.S. LIBOR + 2.390% 2.5558% 6/15/34 (d)(f)(h)		700,000	559,770
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (d)		3,375,249	3,532,954
Series 2013-LC6 Class E, 3.5% 1/10/46 (c)(d)		527,000	312,918
Series 2014-CR18 Class A5, 3.828% 7/15/47		2,605,000	2,848,148
Series 2012-CR1:
Class C, 5.4968% 5/15/45 (f)		426,000	342,127
Class D, 5.4968% 5/15/45 (d)(f)		1,160,000	778,276
Class G, 2.462% 5/15/45 (c)(d)		425,000	55,716
Series 2012-LC4 Class C, 5.7203% 12/10/44 (f)		94,000	75,109
Series 2013-CR10:
Class C, 4.949% 8/10/46 (d)(f)		175,000	173,879
Class D, 4.949% 8/10/46 (d)(f)		825,000	772,396
Series 2013-CR12 Class D, 5.2404% 10/10/46 (d)(f)		285,000	162,245
Series 2013-CR9 Class C, 4.3855% 7/10/45 (d)(f)		190,538	177,595
Series 2013-LC6 Class D, 4.4618% 1/10/46 (d)(f)		909,000	677,454
Series 2014-CR15 Class D, 4.8927% 2/10/47 (d)(f)		173,000	170,170
Series 2014-CR20 Class XA, 1.1745% 11/10/47 (f)(o)		38,695,735	1,357,806
Series 2014-LC17:
Class C, 4.7052% 10/10/47 (f)		189,000	181,722
Class XA, 0.8771% 10/10/47 (f)(o)		27,631,203	644,556
Series 2014-UBS2 Class D, 5.1593% 3/10/47 (d)(f)		542,000	378,576
Series 2014-UBS6 Class XA, 1.0375% 12/10/47 (f)(o)		48,260,606	1,433,412
Series 2015-3BP Class F, 3.3463% 2/10/35 (d)(f)		845,000	778,989
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)		593,000	491,659
Series 2019-CD4 Class C, 4.349% 5/10/50 (f)		999,000	964,921
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 7.3889% 5/10/43 (d)(f)		35,622	35,573
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)		202,000	158,635
Commercial Mortgage Trust Series 2016-CD2:
Class C, 4.1584% 11/10/49 (f)		352,000	337,780
Class D, 2.9084% 11/10/49 (f)		299,000	219,008
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.9918% 8/15/45 (d)(f)		210,000	179,356
Class E, 4.9918% 8/15/45 (d)(f)		1,009,000	669,057
Class F, 4.25% 8/15/45 (d)		1,110,000	546,052
Series 2014-CR2 Class G, 4.25% 8/15/45 (d)		286,000	67,298
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 1.0419% 12/15/31 (d)(f)(h)		6,084,000	6,036,398
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 3.0967% 11/13/39 (d)(f)		651,000	578,403
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (c)(d)		48,962	33,066
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.1419% 5/15/36 (d)(f)(h)		16,185,000	16,214,733
Class B, 1 month U.S. LIBOR + 1.230% 1.3919% 5/15/36 (d)(f)(h)		7,203,000	7,175,943
Class C, 1 month U.S. LIBOR + 1.430% 1.5919% 5/15/36 (d)(f)(h)		7,912,000	7,842,623
Class F, 1 month U.S. LIBOR + 2.650% 2.8119% 5/15/36 (d)(f)(h)		378,000	368,531
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.7619% 1/15/34 (d)(f)(h)		363,000	337,807
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (d)		4,092,000	4,216,419
Series 2018-SITE:
Class A, 4.284% 4/15/36 (d)		7,384,000	7,242,246
Class B, 4.5349% 4/15/36 (d)		2,263,000	2,173,358
Class C, 4.9414% 4/15/36 (d)(f)		1,523,000	1,384,587
Class D, 4.9414% 4/15/36 (d)(f)		3,047,000	2,478,518
Series 2019-UVIL Class E, 3.3928% 12/15/41 (d)(f)		525,000	374,237
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (d)		701,000	540,411
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (d)(f)		588,000	539,038
Series 2017-CX9 Class D, 4.2888% 9/15/50 (d)(f)		284,000	199,433
Series 2018-CX11 Class C, 4.9504% 4/15/51 (f)		282,000	269,567
Series 2019-C15 Class C, 5.1462% 3/15/52 (f)		798,000	781,034
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.350% 4.5119% 7/15/32 (d)(f)(h)		197,000	144,211
Series 2017-MOON Class E, 3.303% 7/10/34 (d)(f)		755,000	715,903
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (d)(f)		255,000	255,594
Class E, 5.099% 1/10/34 (d)(f)		818,000	754,572
DBGS Mortgage Trust:
Series 2018-C1:
Class C, 4.7846% 10/15/51 (f)		189,000	187,571
Class D, 3.0346% 10/15/51 (d)(f)		840,000	706,956
Series 2019-1735 Class F, 4.3344% 4/10/37 (d)(f)		665,000	505,259
DBJPM Mortgage Trust Series 2020-C9 Class D, 2.25% 9/15/53 (d)		212,000	179,182
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.7902% 11/10/46 (d)(f)		1,166,000	1,165,836
Class F, 5.7902% 11/10/46 (d)(f)		1,162,000	1,112,410
Class G, 4.652% 11/10/46 (d)		1,241,000	1,150,882
Class XB, 0.345% 11/10/46 (d)(f)(o)		7,592,000	2,942
Series 2011-LC3A Class D, 5.5128% 8/10/44 (c)(d)(f)		529,000	358,898
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (d)(f)		250,000	192,896
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.6319% 8/10/49 (f)		218,000	193,174
Eaton Vance CLO, Ltd. floater Series 2020-1A Class A, 1.65% 10/15/30 (d)		15,800,000	15,796,900
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6609% 12/25/43 (f)(o)		595,000	3,621
Series K012 Class X3, 2.3257% 1/25/41 (f)(o)		642,215	1,053
Series K013 Class X3, 2.907% 1/25/43 (f)(o)		604,000	1,582
Series KAIV Class X2, 3.6147% 6/25/41 (f)(o)		310,000	5,510
GB Trust floater Series 2020-FLIX:
Class A, 1 month U.S. LIBOR + 1.120% 1.287% 8/15/37 (d)(f)(h)		10,900,000	10,921,172
Class B, 1 month U.S. LIBOR + 1.350% 1.517% 8/15/37 (d)(f)(h)		2,300,000	2,304,986
Class C, 1 month U.S. LIBOR + 1.600% 1.767% 8/15/37 (d)(f)(h)		1,200,000	1,202,971
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.1209% 11/21/35 (d)(f)(h)		234,000	215,280
Grace Mortgage Trust Series 2014-GRCE:
Class F, 3.7098% 6/10/28 (d)(f)		694,000	685,967
Class G, 3.7098% 6/10/28 (d)(f)		504,000	485,655
GS Mortgage Securities Corp. II Series 2010-C1:
Class B, 5.148% 8/10/43 (d)		357,000	322,423
Class X, 1.184% 8/10/43 (d)(f)(o)		662,835	7,682
GS Mortgage Securities Corp. Trust floater:
Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.8119% 10/15/36 (d)(f)(h)		602,000	510,119
Series 2019-SOHO Class E, 1 month U.S. LIBOR + 1.870% 2.0365% 6/15/36 (d)(f)(h)		839,000	784,959
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.6119% 9/15/31 (d)(f)(h)		22,596,000	21,082,249
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.2519% 10/15/31 (d)(f)(h)		10,353,000	10,168,378
sequential payer Series 2019-GC39 Class A4, 3.567% 5/10/52		1,800,000	2,070,589
Series 2010-C2:
Class D, 5.4064% 12/10/43 (d)(f)		495,000	491,203
Class XA, 0.2444% 12/10/43 (d)(f)(o)		84,746	1
Series 2011-GC3 Class D, 5.7515% 3/10/44 (d)(f)		178,000	174,900
Series 2011-GC5:
Class C, 5.555% 8/10/44 (d)(f)		505,077	462,728
Class D, 5.555% 8/10/44 (d)(f)		342,592	266,271
Class E, 5.555% 8/10/44 (d)(f)		424,043	297,303
Class F, 4.5% 8/10/44 (c)(d)		733,782	419,234
Series 2012-GC6:
Class D, 5.8391% 1/10/45 (d)(f)		1,025,000	793,602
Class E, 5% 1/10/45 (d)(f)		620,000	357,578
Series 2012-GC6I Class F, 5% 1/10/45 (c)(f)		244,543	117,646
Series 2012-GCJ7:
Class C, 5.8942% 5/10/45 (f)		562,000	543,311
Class D, 5.8942% 5/10/45 (d)(f)		1,399,000	1,206,584
Class F, 5% 5/10/45 (c)(d)		603,531	165,530
Series 2012-GCJ9:
Class D, 4.8982% 11/10/45 (d)(f)		1,059,000	952,600
Class E, 4.8982% 11/10/45 (d)(f)		510,000	369,923
Series 2013-GC10 Class D, 4.5491% 2/10/46 (d)(f)		334,000	303,346
Series 2013-GC12 Class D, 4.5886% 6/10/46 (d)(f)		138,482	106,858
Series 2013-GC13 Class D, 4.2198% 7/10/46 (d)(f)		1,048,000	800,155
Series 2013-GC16:
Class C, 5.4876% 11/10/46 (f)		241,000	232,538
Class D, 5.4876% 11/10/46 (d)(f)		634,000	562,906
Class F, 3.5% 11/10/46 (d)		536,000	336,173
Series 2014-GC20 Class XA, 1.2196% 4/10/47 (f)(o)		49,244,791	1,210,782
Series 2015-GC34 Class XA, 1.4026% 10/10/48 (f)(o)		9,892,378	495,015
Series 2016-GS2:
Class B, 3.759% 5/10/49		483,000	504,990
Class C, 4.6769% 5/10/49 (f)		423,000	442,104
Class D, 2.753% 5/10/49 (d)		386,000	282,612
Series 2016-GS4 Class C, 3.9187% 11/10/49 (f)		264,000	236,223
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)		670,000	651,770
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (d)(f)		1,785,000	1,761,686
Class F, 4.2022% 2/10/29 (d)(f)		1,881,000	1,826,453
Series 2017-GS6 Class D, 3.243% 5/10/50 (d)		950,000	823,012
Series 2018-GS9 Class D, 3% 3/10/51 (d)		476,000	391,223
Series 2019-GC38 Class D, 3% 2/10/52 (d)		543,000	466,326
Series 2019-GC39 Class D, 3% 5/10/52 (d)		672,000	563,654
Series 2019-GC40:
Class D, 3% 7/10/52 (d)		525,000	439,526
Class DBF, 3.668% 7/10/52 (d)(f)		619,000	527,580
Series 2019-GC42:
Class D, 2.8% 9/1/52 (d)		727,000	599,421
Class E, 2.8% 9/1/52 (d)		609,000	444,766
Series 2019-GS5 Class C, 4.299% 3/10/50 (f)		651,000	637,686
Series 2019-GSA1 Class E, 2.8% 11/10/52 (c)(d)		395,000	222,100
Series 2020-GC45:
Class D, 2.85% 2/13/53 (d)		525,000	432,956
Class SWD, 3.2185% 12/13/39 (d)		399,000	333,515
Series 2020-GC47 Class D, 3.5708% 5/12/53 (d)(f)		189,000	168,827
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (d)(f)		998,000	889,084
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (d)		399,000	396,968
Class F, 6.1552% 11/5/35 (d)		1,177,000	1,147,444
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (d)		382,002	366,503
Class F, 4.101% 9/17/39 (d)		95,740	88,454
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (d)(f)		483,000	474,964
Series 2019-55HY Class F, 3.0409% 12/10/41 (d)(f)		378,000	324,943
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.3119% 6/15/34 (d)(f)(h)		301,852	293,056
Class FFL, 1 month U.S. LIBOR + 2.850% 3.0119% 6/15/34 (d)(f)(h)		138,273	124,116
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)		592,000	573,023
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 2.5% 7/17/37 (d)(f)(h)		116,158	114,154
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 2.3619% 1/17/38 (d)(f)(h)		754,000	738,788
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (d)		401,000	382,425
Class FFX, 4.6254% 1/16/37 (d)		349,000	321,931
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.7619% 6/15/32 (d)(f)(h)		366,400	341,631
Class E, 1 month U.S. LIBOR + 3.000% 3.35% 6/15/35 (d)(f)(h)		30,400	28,061
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.3219% 7/15/36 (d)(f)(h)		567,000	528,659
Class F, 1 month U.S. LIBOR + 3.000% 3.1619% 7/15/36 (d)(f)(h)		189,000	175,137
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.901% 4/15/47 (f)(o)		4,468,177	76,578
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)		106,000	90,638
Series 2014-C26 Class D, 4.022% 1/15/48 (d)(f)		416,000	358,131
Series 2015-C30 Class XA, 0.6538% 7/15/48 (f)(o)		26,063,346	553,187
Series 2015-C32 Class C, 4.8023% 11/15/48 (f)		1,368,000	1,232,894
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5582% 12/15/49 (d)(f)		696,000	512,111
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4:
Class C, 3.2166% 12/15/49 (f)		343,000	333,453
Class D, 3.2166% 12/15/49 (d)(f)		681,000	465,518
Series 2017-C7:
Class C, 4.3235% 10/15/50 (f)		198,000	176,090
Class D, 3% 10/15/50 (d)		331,000	248,034
Series 2018-C8 Class D, 3.4019% 6/15/51 (d)(f)		223,000	159,784
Series 2019-COR6:
Class D, 2.5% 11/13/52 (d)		315,000	235,958
Class E, 2.5% 11/13/52 (d)		609,000	414,438
Series 2020-COR7 Class D, 1.75% 5/13/53 (d)		399,000	315,684
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.3027% 6/15/45 (f)		91,000	83,229
Class D, 5.3027% 6/15/45 (d)(f)		481,000	343,326
Class E, 5.3027% 6/15/45 (d)(f)		625,000	389,700
Class F, 4% 6/15/45 (c)(d)		615,000	246,000
Class G 4% 6/15/45 (c)(d)		674,000	202,200
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.8353% 2/15/46 (c)(d)(f)		637,000	170,277
Class G, 4.409% 2/15/46 (d)(f)		202,000	30,300
Class H, 4.409% 2/15/46 (c)(d)(f)		453,000	45,300
Series 2011-C4:
Class E, 5.6632% 7/15/46 (d)(f)		761,000	725,875
Class H, 3.873% 7/15/46 (d)		428,000	381,547
Class NR, 3.873% 7/15/46 (c)(d)		231,000	184,761
Series 2011-C5:
Class B. 5.6054% 8/15/46 (d)(f)		414,000	412,775
Class C, 5.6054% 8/15/46 (d)(f)		236,000	232,432
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)		584,000	473,655
Class D, 4.3062% 4/15/46 (f)		907,000	596,419
Class F, 3.25% 4/15/46 (d)(f)		1,014,000	453,888
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (d)(f)		516,000	33,556
Class E, 3.9314% 6/10/27 (c)(d)(f)		830,000	17,798
Series 2015-UES Class F, 3.7417% 9/5/32 (d)(f)		1,178,000	1,171,101
Series 2018-AON Class F, 4.767% 7/5/31 (d)(f)		409,000	397,459
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (d)		4,763,000	5,031,506
Class CFX, 4.9498% 7/5/33 (d)		1,323,000	1,322,741
Class DFX, 5.3503% 7/5/33 (d)		2,034,000	2,003,084
Class EFX, 5.5422% 7/5/33 (d)		2,783,000	2,676,755
Class XAFX, 1.2948% 7/5/33 (d)(f)(o)		19,961,000	571,078
Series 2019-OSB Class E, 3.9089% 6/5/39 (d)(f)		588,000	465,499
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 2.1619% 5/15/36 (d)(f)(h)		924,000	868,892
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class E, 4.0278% 5/15/31 (d)(f)		734,000	723,256
Liberty Street Trust Series 2016-225L:
Class D, 4.8035% 2/10/36 (d)(f)		213,000	224,108
Class E, 4.8035% 2/10/36 (d)(f)		523,000	515,060
Market Mortgage Trust Series 2020-525M Class F, 2.9406% 2/12/40 (d)(f)		455,000	407,201
Merit floater Series 2020-HILL Class F, 1 month U.S. LIBOR + 4.100% 4.255% 8/15/37 (d)(f)(h)		707,000	708,559
MFT Trust Series 2020-B6 Class C, 3.392% 8/10/40 (d)		399,000	347,090
MOFT Trust Series 2020-ABC:
Class D, 3.4767% 2/10/42 (d)(f)		263,000	242,267
Class E, 3.4767% 2/10/42 (d)(f)		194,000	165,636
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31		386,000	345,961
Series 2012-C5 Class E, 4.8316% 8/15/45 (d)(f)		159,000	140,115
Series 2012-C6 Class D, 4.7601% 11/15/45 (d)(f)		811,000	710,151
Series 2012-C6, Class F, 4.7601% 11/15/45 (d)(f)		378,000	200,806
Series 2013-C12 Class D, 4.9219% 10/15/46 (d)(f)		713,000	559,251
Series 2013-C13:
Class D, 5.0671% 11/15/46 (d)(f)		970,000	781,544
Class E, 5.0671% 11/15/46 (d)(f)		435,919	282,468
Series 2013-C7:
Class C, 4.259% 2/15/46 (f)		175,000	167,195
Class D, 4.375% 2/15/46 (d)(f)		526,000	325,560
Class E, 4.375% 2/15/46 (c)(d)(f)		213,000	125,543
Series 2013-C8 Class D, 4.1913% 12/15/48 (c)(d)(f)		273,000	224,096
Series 2013-C9:
Class C, 4.1688% 5/15/46 (f)		502,000	493,765
Class D, 4.2568% 5/15/46 (d)(f)		938,000	777,466
Class E, 4.2568% 5/15/46 (d)(f)		402,000	294,015
Series 2014-C17 Class XA, 1.2645% 8/15/47 (f)(o)		42,093,413	1,226,143
Series 2015-C25 Class XA, 1.2189% 10/15/48 (f)(o)		16,102,607	670,703
Series 2016-C30:
Class C, 4.2586% 9/15/49 (f)		151,000	130,841
Class D, 3% 9/15/49 (d)		138,000	81,449
Series 2016-C31 Class C, 4.4552% 11/15/49 (f)		343,000	298,427
Series 2016-C32 Class C, 4.4327% 12/15/49 (f)		236,000	215,062
Series 2017-C33 Class D, 3.356% 5/15/50 (d)		520,000	363,810
Morgan Stanley Capital Barclays Bank Trust sequential payer Series 2016-MART Class A, 2.2004% 9/13/31 (d)		3,489,000	3,472,395
Morgan Stanley Capital I Trust:
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (d)(f)(h)		5,100,000	5,005,200
sequential payer:
Series 2011-C1:
Class F, 4.193% 9/15/47 (d)		471,000	442,290
Class G, 4.193% 9/15/47 (d)		413,000	378,107
Series 2019-MEAD Class A, 3.17% 11/10/36 (d)		16,898,000	17,021,249
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)(f)		7,678	7,822
Series 2011-C1 Class E, 5.6747% 9/15/47 (d)(f)		293,000	292,919
Series 2011-C2:
Class D, 5.6608% 6/15/44 (d)(f)		977,000	697,214
Class F, 5.6608% 6/15/44 (d)(f)		407,000	200,687
Class XB, 0.3869% 6/15/44 (d)(f)(o)		2,856,775	21,107
Series 2011-C3:
Class AJ, 5.4192% 7/15/49 (d)(f)		4,800,000	4,931,527
Class C, 5.4192% 7/15/49 (d)(f)		480,000	445,383
Class D, 5.4192% 7/15/49 (d)(f)		1,176,000	1,019,451
Class E, 5.4192% 7/15/49 (d)(f)		666,000	454,315
Class F, 5.4192% 7/15/49 (d)(f)		182,000	93,334
Class G, 5.4192% 7/15/49 (d)(f)		616,400	272,992
Series 2012-C4 Class D, 5.5994% 3/15/45 (d)(f)		231,000	136,343
Series 2014-150E:
Class C, 4.4382% 9/9/32 (d)(f)		238,000	246,326
Class F, 4.4382% 9/9/32 (d)(f)		401,000	374,288
Series 2014-CPT Class F, 3.5604% 7/13/29 (d)(f)		521,000	529,155
Series 2015-MS1:
Class C, 4.1656% 5/15/48 (f)		266,000	243,873
Class D, 4.1656% 5/15/48 (d)(f)		751,000	611,886
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)		485,000	344,319
Series 2016-BNK2:
Class C, 3% 11/15/49 (d)		798,000	551,479
Class D, 4.0333% 11/15/49 (f)		343,000	322,125
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.7619% 11/15/34 (d)(f)(h)		462,000	449,173
Series 2018-H4 Class A4, 4.31% 12/15/51		4,779,000	5,679,608
Series 2018-MP Class E, 4.4185% 7/11/40 (d)(f)		730,000	549,881
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (d)(f)		2,441,000	2,343,311
Class C, 3.283% 11/10/36 (d)(f)		2,343,000	2,132,735
Series 2020-CNP Class D, 2.508% 4/5/42 (d)(f)		252,000	209,635
Series 2020-HR8 Class D, 2.5% 7/15/53 (d)		420,000	358,117
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class E, 7.9337% 7/15/33 (d)(f)		28,824	29,219
Motel 6 Trust floater Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.4119% 8/15/34 (d)(f)(h)		1,551,132	1,488,463
MRCD Series 2019-PARK Class G, 2.7175% 12/15/36 (d)		808,000	729,224
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.3119% 10/15/37 (d)(f)(h)		387,000	367,275
floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.2119% 10/15/37 (d)(f)(h)		166,000	156,307
Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)		864,834	852,558
Class E, 6.8087% 11/15/34 (d)		307,700	282,864
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(f)		170,000	131,934
MTRO Commercial Mortgage Trust floater Series 2019-TECH Class E, 1 month U.S. LIBOR + 2.050% 2.2119% 12/15/33 (d)(f)(h)		415,000	403,177
Natixis Commercial Mortgage Securities Trust:
Series 2018-285M Class F, 3.9167% 11/15/32 (d)(f)		170,000	162,514
Series 2018-TECH Class F, 1 month U.S. LIBOR + 3.000% 3.1619% 11/15/34 (d)(f)(h)		138,000	124,345
Series 2019-10K:
Class E, 4.2724% 5/15/39 (d)(f)		231,000	222,698
Class F, 4.2724% 5/15/39 (d)(f)		768,000	673,088
Series 2019-1776:
Class E, 3.9017% 10/15/36 (d)		588,000	569,884
Class F, 4.2988% 10/15/36 (d)		872,000	813,317
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (d)(f)		399,000	381,145
Class AMZ3, 3.6167% 1/15/37 (d)(f)		189,000	173,893
NYT Mortgage Trust floater Series 2019-NYT Class F, 1 month U.S. LIBOR + 3.000% 3.1619% 12/15/35 (d)(f)(h)		775,000	742,015
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)		315,000	322,019
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)		124,948	146,162
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 1.3119% 3/15/36 (d)(f)(h)		928,720	885,589
Class B, 1 month U.S. LIBOR + 1.550% 1.7119% 3/15/36 (d)(f)(h)		7,700,000	7,139,359
Class C, 1 month U.S. LIBOR + 2.100% 2.2619% 3/15/36 (d)(f)(h)		13,680,000	12,448,202
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.5929% 9/15/39 (d)(f)		747,000	639,487
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (d)(f)		716,000	621,150
Class G, 3.8518% 3/15/37 (d)(f)		198,000	154,253
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class F, 5.5199% 8/15/39 (f)		603,000	584,884
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7546% 5/10/45 (d)(f)		537,000	388,526
Class E, 5% 5/10/45 (c)(d)(f)		325,000	147,007
Class F, 5% 5/10/45 (c)(d)(f)		418,000	62,700
Series 2017-C7 Class XA, 1.2009% 12/15/50 (f)(o)		30,334,255	1,685,605
Series 2018-C8 Class C, 4.859% 2/15/51 (f)		189,000	179,354
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (c)(d)(f)		201,000	105,493
Series 2012-WRM Class E, 4.3793% 6/10/30 (c)(d)(f)		478,000	169,746
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.252% 1/10/45 (d)(f)		168,000	159,837
VNO Mortgage Trust Series 2012-6AVE Class D, 3.4484% 11/15/30 (d)(f)		471,000	477,185
Wells Fargo Commercial Mortgage Trust:
floater Series 2020-SOP Class E, 1 month U.S. LIBOR + 2.710% 2.8719% 1/15/35 (d)(f)(h)		252,000	230,567
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (d)		581,000	460,926
Series 2010-C1 Class XB, 0.6697% 11/15/43 (d)(f)(o)		8,392,980	84
Series 2012-LC5:
Class C, 4.693% 10/15/45 (f)		207,000	210,677
Class D, 4.9176% 10/15/45 (d)(f)		1,280,000	1,261,984
Class E, 4.9176% 10/15/45 (d)(f)		486,918	402,250
Class F, 4.9176% 10/15/45 (d)(f)		147,000	97,073
Series 2015-C31 Class XA, 1.1409% 11/15/48 (f)(o)		12,972,268	555,923
Series 2015-NXS4 Class D, 3.82% 12/15/48 (f)		483,000	417,240
Series 2016-BNK1:
Class C, 3.071% 8/15/49		254,000	203,070
Class D, 3% 8/15/49 (d)		266,000	145,030
Series 2016-C34 Class XA, 2.2762% 6/15/49 (f)(o)		11,932,383	930,534
Series 2016-C35 Class D, 3.142% 7/15/48 (d)		679,000	478,662
Series 2016-LC25 Class C, 4.5646% 12/15/59 (f)		328,000	313,491
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)		733,000	515,594
Series 2017-RB1 Class D, 3.401% 3/15/50 (d)		326,000	265,942
Series 2018-C43 Class C, 4.514% 3/15/51		228,000	212,842
Series 2018-C46 Class XA, 1.1073% 8/15/51 (f)(o)		26,699,696	1,347,731
Series 2018-C48 Class A5, 4.302% 1/15/52		4,229,000	5,051,060
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.8819% 6/15/46 (d)(f)(h)		9,601,778	9,585,959
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)		203,000	33,761
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)		131,000	127,794
Class D, 5.8525% 3/15/44 (d)(f)		958,000	450,341
Class E, 5% 3/15/44 (d)		409,000	110,996
Class F, 5% 3/15/44 (d)		418,000	20,405
Series 2011-C4:
Class D, 5.3898% 6/15/44 (d)(f)		258,000	214,481
Class E, 5.3898% 6/15/44 (d)(f)		183,000	95,761
Series 2011-C5:
Class C, 5.8444% 11/15/44 (d)(f)		100,000	100,686
Class D, 5.8444% 11/15/44 (d)(f)		823,000	792,237
Class E, 5.8444% 11/15/44 (d)(f)		1,053,000	948,664
Class F, 5.25% 11/15/44 (d)(f)		733,000	515,064
Class G, 5.25% 11/15/44 (d)(f)		205,000	133,620
Class XA, 1.8351% 11/15/44 (d)(f)(o)		1,224,685	13,266
Series 2012-C6 Class D, 5.7655% 4/15/45 (d)(f)		381,000	374,106
Series 2012-C7:
Class C, 4.9654% 6/15/45 (f)		677,000	484,953
Class E, 4.9654% 6/15/45 (d)(f)		481,000	195,565
Class F, 4.5% 6/15/45 (c)(d)		230,566	46,113
Class G, 4.5% 6/15/45 (c)(d)		678,513	99,233
Series 2012-C8:
Class D, 5.0485% 8/15/45 (d)(f)		293,000	273,350
Class E, 5.0485% 8/15/45 (d)(f)		201,000	171,406
Series 2013-C11:
Class D, 4.3983% 3/15/45 (d)(f)		443,749	391,367
Class E, 4.3983% 3/15/45 (d)(f)		976,128	710,172
Series 2013-C13 Class D, 4.2779% 5/15/45 (d)(f)		321,000	296,177
Series 2013-C16 Class D, 5.1878% 9/15/46 (d)(f)		115,000	66,745
Series 2013-UBS1 Class D, 4.8939% 3/15/46 (d)(f)		455,375	407,690
Series 2014-C21 Class XA, 1.1868% 8/15/47 (f)(o)		30,957,477	984,522
Series 2014-C24 Class XA, 0.9799% 11/15/47 (f)(o)		10,834,264	283,949
Series 2014-LC14 Class XA, 1.3642% 3/15/47 (f)(o)		19,370,898	611,948
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (d)(f)		198,000	188,484
Class F, 3.7154% 11/10/36 (d)(f)		1,082,000	950,974
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(f)		289,000	221,112
Class PR2, 3.6332% 6/5/35 (d)(f)		755,000	565,204
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $599,067,478)			564,956,913

Municipal Securities - 0.7%
California Gen. Oblig.:
Series 2009:		$	$
7.35% 11/1/39		960,000	1,601,357
7.5% 4/1/34		3,305,000	5,524,638
7.55% 4/1/39		6,805,000	12,027,157
Series 2010, 7.625% 3/1/40		3,670,000	6,399,856
7.3% 10/1/39		10,015,000	16,620,594
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22		410,000	414,006
Series 2010 C1, 7.781% 1/1/35		5,065,000	6,202,093
Series 2012 B, 5.432% 1/1/42		1,190,000	1,175,149
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23		6,236,455	6,368,168
5.1% 6/1/33		22,880,000	23,419,510
Series 2010-1, 6.63% 2/1/35		4,335,000	4,810,810
Series 2010-3:
6.725% 4/1/35		6,465,000	7,247,782
7.35% 7/1/35		2,965,000	3,415,591
Series 2010-5, 6.2% 7/1/21		592,000	604,409
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		14,838,000	18,571,538
TOTAL MUNICIPAL SECURITIES
(Cost $103,197,126)			114,402,658

Foreign Government and Government Agency Obligations - 1.9%
Angola Republic 9.375% 5/8/48 (d)		$125,000	$102,656
Arab Republic of Egypt:
5.75% 5/29/24 (d)		235,000	242,197
6.125% 1/31/22 (d)		1,003,000	1,028,702
7.0529% 1/15/32 (d)		210,000	208,688
7.5% 1/31/27 (d)		3,773,000	4,027,678
7.6003% 3/1/29 (d)		1,715,000	1,801,286
7.903% 2/21/48 (d)		459,000	443,652
8.5% 1/31/47 (d)		904,000	926,883
8.7002% 3/1/49 (d)		160,000	164,100
Argentine Republic:
0.125% 7/9/30 (s)		11,650,325	6,058,169
0.125% 7/9/35 (s)		3,788,815	1,780,743
0.125% 1/9/38 (s)		1,219,773	640,381
1% 7/9/29		1,021,847	536,470
Azerbaijan Republic 4.75% 3/18/24 (d)		440,000	477,840
Bahrain Kingdom 6.125% 7/5/22 (d)		290,000	303,775
Barbados Government:
6.5% 2/1/21 (d)		360,000	358,313
6.5% 10/1/29 (d)		1,125,000	1,099,688
Belarus Republic 6.875% 2/28/23 (d)		1,434,000	1,408,905
Bermuda Government:
2.375% 8/20/30 (d)		80,000	81,400
3.375% 8/20/50 (d)		230,000	241,356
3.717% 1/25/27 (d)		935,000	1,026,163
4.75% 2/15/29 (d)		520,000	619,775
Brazilian Federative Republic:
2.875% 6/6/25		1,135,000	1,150,890
4.25% 1/7/25		3,631,000	3,923,749
4.5% 5/30/29		550,000	594,688
4.75% 1/14/50		350,000	351,203
5.625% 1/7/41		4,021,000	4,512,316
7.125% 1/20/37		535,000	686,305
8.25% 1/20/34		2,176,000	3,002,880
Cameroon Republic 9.5% 11/19/25 (d)		1,963,000	2,080,780
Chilean Republic 2.45% 1/31/31		9,295,000	9,796,930
City of Buenos Aires:
7.5% 6/1/27 (Reg. S)		400,000	337,750
8.95% 2/19/21 (d)		423,980	420,535
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)		956,000	934,191
Dominican Republic:
4.5% 1/30/30 (d)		190,000	187,328
5.5% 1/27/25 (d)		405,000	422,213
5.875% 1/30/60 (d)		570,000	544,706
5.95% 1/25/27 (d)		664,000	709,028
6% 7/19/28 (d)		549,000	590,003
6.4% 6/5/49 (d)		495,000	501,806
6.5% 2/15/48 (d)		95,000	96,959
6.5% 2/15/48 (Reg. S)		300,000	306,188
6.85% 1/27/45 (d)		517,000	548,020
6.875% 1/29/26 (d)		1,168,000	1,292,830
7.45% 4/30/44 (d)		826,000	935,445
El Salvador Republic:
5.875% 1/30/25 (d)		115,000	108,064
7.1246% 1/20/50 (d)		310,000	266,600
7.625% 2/1/41 (d)		120,000	110,438
7.75% 1/24/23 (d)		855,000	859,008
9.5% 7/15/52 (d)		205,000	212,559
Emirate of Abu Dhabi:
1.7% 3/2/31 (d)		720,000	712,800
2.5% 4/16/25 (d)		730,000	772,842
3.125% 4/16/30 (d)		11,530,000	12,928,013
3.125% 9/30/49 (d)		1,335,000	1,435,125
3.875% 4/16/50 (d)		9,890,000	12,078,163
Georgia Republic 6.875% 4/12/21 (d)		70,000	71,750
Ghana Republic 9.25% 9/15/22 (d)		65,000	65,975
Guatemalan Republic:
4.9% 6/1/30 (d)		60,000	67,620
5.375% 4/24/32 (d)		230,000	268,884
Indonesian Republic:
2.625% 6/14/23	EUR	4,017,000	5,033,371
3.85% 10/15/30		24,460,000	27,907,331
4.1% 4/24/28		960,000	1,094,700
4.2% 10/15/50		24,000,000	28,222,500
4.35% 1/11/48		655,000	776,789
5.125% 1/15/45 (d)		1,145,000	1,480,270
5.25% 1/17/42 (d)		485,000	627,166
5.95% 1/8/46 (d)		560,000	799,225
6.75% 1/15/44 (d)		380,000	579,856
7.75% 1/17/38 (d)		1,017,000	1,600,186
8.5% 10/12/35 (d)		1,295,000	2,108,422
Islamic Republic of Pakistan 8.25% 4/15/24 (d)		164,000	178,504
Ivory Coast 5.75% 12/31/32		821,700	803,212
Jamaican Government:
6.75% 4/28/28		90,000	104,625
7.875% 7/28/45		250,000	328,125
Jordanian Kingdom:
4.95% 7/7/25 (d)		690,000	689,138
6.125% 1/29/26 (d)		355,000	371,863
Kingdom of Saudi Arabia:
2.9% 10/22/25 (d)		7,755,000	8,228,055
3.25% 10/22/30 (d)		5,890,000	6,375,925
3.625% 3/4/28 (d)		425,000	470,289
3.75% 1/21/55 (d)		370,000	402,838
4.5% 4/22/60 (d)		4,480,000	5,584,320
4.625% 10/4/47 (d)		425,000	521,156
Lebanese Republic:
5.8% 12/31/49 (e)		1,113,000	203,123
6.375% 12/31/49 (e)		977,000	178,303
Mendoza Province 8.375% 5/19/24 (d)(e)		125,000	85,742
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		800,000	904,000
4.375% 3/21/29(Reg. S)		2,600,000	2,986,588
5.1% 3/28/35 (d)		4,400,000	5,478,000
5.1% 3/28/35(Reg. S)		1,000,000	1,245,000
5.25% 6/23/47 (d)		1,000,000	1,362,500
5.25% 6/23/47(Reg. S)		200,000	272,500
5.625% 4/4/42 (d)		400,000	543,750
5.875% 9/16/43 (d)		400,000	564,000
Moroccan Kingdom 5.5% 12/11/42 (d)		100,000	127,875
Papua New Guinea 8.375% 10/4/28 (d)		545,000	545,000
Province of Santa Fe 7% 3/23/23 (d)		1,846,000	1,449,687
Provincia de Cordoba:
7.125% 6/10/21 (d)		2,348,000	1,620,854
7.45% 9/1/24 (d)		1,097,000	756,930
Republic of Armenia 7.15% 3/26/25 (d)		155,000	177,863
Republic of Honduras:
5.625% 6/24/30 (d)		150,000	164,016
8.75% 12/16/20 (d)		600,000	608,625
Republic of Iraq 5.8% 1/15/28 (Reg. S)		3,350,625	3,141,546
Republic of Nigeria:
6.75% 1/28/21 (d)		230,000	232,013
7.625% 11/21/25 (d)		2,475,000	2,618,086
Republic of Paraguay 4.95% 4/28/31 (d)		565,000	657,872
Republic of Senegal 8.75% 5/13/21 (d)		115,000	118,702
Republic of Serbia 7.25% 9/28/21 (d)		595,000	631,630
Republic of Trinidad & Tobago:
4.375% 1/16/24 (d)		80,000	82,075
4.5% 6/26/30 (d)		275,000	274,742
Republic of Uzbekistan 4.75% 2/20/24 (d)		315,000	333,900
Romanian Republic:
3% 2/14/31 (d)		407,000	408,018
4.375% 8/22/23 (d)		300,000	323,344
Rwanda Republic 6.625% 5/2/23 (d)		962,000	978,835
State of Qatar:
3.4% 4/16/25 (d)		5,705,000	6,236,635
3.75% 4/16/30 (d)		18,861,000	21,901,157
4% 3/14/29 (d)		775,000	906,556
4.4% 4/16/50 (d)		15,725,000	20,403,188
4.5% 4/23/28 (d)		135,000	161,620
4.817% 3/14/49 (d)		975,000	1,336,969
5.103% 4/23/48 (d)		670,000	947,213
9.75% 6/15/30 (d)		413,000	696,808
Sultanate of Oman:
3.875% 3/8/22 (d)		720,000	713,475
4.125% 1/17/23 (d)		325,000	319,922
6.75% 1/17/48 (d)		196,000	175,114
The Third Pakistan International Sukuk Co. Ltd. 5.5% 10/13/21 (d)		495,000	500,569
Turkish Republic:
3.25% 3/23/23		4,690,000	4,432,050
4.25% 3/13/25		1,185,000	1,091,681
5.125% 3/25/22		2,515,000	2,514,214
5.75% 5/11/47		1,672,000	1,369,473
6% 1/14/41		350,000	301,328
6.25% 9/26/22		3,415,000	3,449,150
6.35% 8/10/24		435,000	435,272
Ukraine Government:
7.375% 9/25/32 (d)		420,000	424,830
7.75% 9/1/20 (d)		5,260,000	5,249,480
7.75% 9/1/21 (d)		7,619,000	7,904,713
7.75% 9/1/22 (d)		410,000	430,910
7.75% 9/1/24 (d)		190,000	201,341
7.75% 9/1/26 (d)		320,000	337,920
7.75% 9/1/27 (d)		170,000	178,925
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (Reg. S)	GBP	921,009	1,429,622
1.75% 1/22/49(Reg. S) (k)	GBP	1,645,000	2,674,807
3.25% 1/22/44	GBP	190,000	381,303
4.25% 3/7/36 (Reg. S)	GBP	30,000	61,373
4.25% 12/7/46	GBP	50,000	119,530
4.25% 12/7/49 (Reg. S) (k)	GBP	520,283	1,298,605
United Mexican States:
3.25% 4/16/30		895,000	925,430
3.75% 1/11/28		820,000	887,138
3.9% 4/27/25		350,000	386,050
4.5% 4/22/29		485,000	544,564
4.75% 4/27/32		235,000	269,002
5.75% 10/12/2110		3,155,000	3,852,058
6.05% 1/11/40		1,275,000	1,641,164
Venezuelan Republic:
9.25% 9/15/27 (e)		4,549,000	318,430
11.95% 8/5/31 (Reg. S) (e)		938,300	65,681
12.75% 8/23/22 (e)		199,600	13,972
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.810% 2.625% 3/13/28 (f)(h)		71,000	67,502
4.8% 11/19/24 (d)		85,000	95,173
5.5% 3/12/28		2,218,500	2,184,529
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $285,330,951)			310,662,835

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23
(Cost $15,269,506)		15,300,000	15,830,910
		Shares	Value

Common Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Clear Channel Outdoor Holdings, Inc. (t)		18,523	21,672
iHeartMedia, Inc. (t)		7,877	72,626
			94,298
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
David's Bridal, Inc. (c)		1,170	0
David's Bridal, Inc. rights (c)(t)		295	0
			0
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (t)		55,600	6,116
Weatherford International PLC (t)		11,199	33,933
			40,049
Oil, Gas & Consumable Fuels - 0.0%
Sanchez Energy Corp. (c)		23,366	607,516

TOTAL ENERGY			647,565

TOTAL COMMON STOCKS
(Cost $1,276,232)			741,863

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
RLJ Lodging Trust Series A, 1.95%		11,325	273,952
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. Series E 6.50% (f)		27,100	632,243
Capstead Mortgage Corp. Series E, 7.50%		10,200	241,026
Dynex Capital, Inc. Series C 6.90% (f)		9,800	221,480
MFA Financial, Inc. Series B, 7.50%		13,700	297,426
			1,392,175
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Homes 4 Rent Series D, 6.50%		14,800	385,244
Boston Properties, Inc. 5.25%		6,350	161,290
Cedar Realty Trust, Inc.:
Series B, 7.25%		950	19,874
Series C, 6.50%		14,300	267,124
Colony Capital, Inc.:
Series H, 7.125%		16,500	355,410
Series I, 7.15%		17,100	368,505
DiamondRock Hospitality Co. 8.25% (t)		7,100	176,151
National Storage Affiliates Trust Series A, 6.00%		6,925	188,845
PS Business Parks, Inc. Series W, 5.20%		8,025	208,249
Public Storage Series F, 5.15%		21,800	580,098
Rexford Industrial Realty, Inc. Series B, 5.875%		16,525	439,565
SITE Centers Corp. Series K, 6.25%		11,650	291,600
Spirit Realty Capital, Inc. Series A, 6.00%		10,200	264,486
Taubman Centers, Inc. Series J, 6.50%		7,900	167,559
UMH Properties, Inc. Series C, 6.75%		8,625	217,048
			4,091,048

TOTAL NONCONVERTIBLE PREFERRED STOCKS			5,483,223

TOTAL PREFERRED STOCKS
(Cost $5,537,582)			5,757,175
		Principal Amount(a)	Value

Bank Loan Obligations - 5.4%
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 3/15/27 (f)(h)(u)		693,258	668,849
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (f)(h)(u)		2,528,663	2,457,557
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.3522% 6/15/24 (f)(h)(u)		6,651,021	6,702,567
Iridium Satellite LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/4/26 (f)(h)(u)		1,291,763	1,294,191
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 3/1/27 (f)(h)(u)		1,975,108	1,911,332
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (f)(h)(u)		3,149,448	2,511,622
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (f)(h)(u)		2,059,000	1,235,400
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 7/31/25 (f)(h)(u)		4,471,665	4,275,225
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8494% 1/31/26 (f)(h)(u)		2,803,324	2,747,257
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1619% 8/14/26 (f)(h)(u)		1,920,309	1,891,504
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 8/10/27 (h)(u)(v)		1,760,000	1,713,800
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 3/9/27 (f)(h)(u)		7,655,813	7,424,684
			34,833,988
Entertainment - 0.0%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.8079% 2/10/27 (f)(h)(u)		4,582,788	4,405,205
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.250% 3.322% 2/28/25 (f)(h)(u)		3,053,181	2,385,298
3 month U.S. LIBOR + 2.500% 3.572% 9/30/26 (f)(h)(u)		496,250	380,872
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.73% 1/23/25 (f)(h)(u)		868,305	736,974
			7,908,349
Interactive Media & Services - 0.0%
Ancestry.com Operations, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/23 (f)(h)(u)		1,747,184	1,743,916
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.41% 8/27/26 (f)(h)(u)		1,216,916	1,214,482
			2,958,398
Media - 0.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 2.9119% 7/15/25 (f)(h)(u)		526,477	501,096
3 month U.S. LIBOR + 2.750% 2.9203% 1/31/26 (f)(h)(u)		1,443,033	1,370,881
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 8/15/25 (f)(h)(u)		1,357,500	1,340,531
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6564% 8/15/25 (f)(h)(u)		1,793,517	1,776,138
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/7/23 (f)(h)(u)		2,165,291	1,778,245
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.91% 2/1/27 (f)(h)(u)		9,307,610	9,130,207
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 1/31/28 (f)(h)(u)		4,180,000	4,031,610
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.6581% 4/15/27 (f)(h)(u)		2,611,875	2,524,194
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4081% 1/15/26 (f)(h)(u)		1,441,423	1,389,172
Cumulus Media New Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.822% 3/31/26 (f)(h)(u)		419,375	396,439
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.41% 8/24/26 (f)(h)(u)		4,694,525	3,961,005
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 11/17/24 (f)(h)(u)		1,032,022	972,165
iHeartCommunications, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 5/1/26 (f)(h)(u)		786,050	744,499
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1875% 12/18/24 (f)(h)(u)		1,899,097	1,851,620
Lamar Media Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.6492% 1/30/27 (f)(h)(u)		750,000	738,750
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1619% 10/22/26 (f)(h)(u)		1,735,000	1,742,235
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4081% 7/17/25 (f)(h)(u)		2,753,201	2,653,397
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9056% 9/19/26 (f)(h)(u)		4,262,703	4,178,046
Nielsen Finance LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 2.1554% 10/4/23 (f)(h)(u)		984,733	960,853
Tranche B5 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 6/4/25 (f)(h)(u)		1,496,250	1,499,991
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6564% 10/17/26 (f)(h)(u)		1,243,750	1,227,034
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.408% 8/31/25 (f)(h)(u)		236,498	232,655
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.66% 9/30/26 (f)(h)(u)		1,315,063	1,278,241
Springer Nature Deutschland Gm Tranche B16 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 8/24/24 (f)(h)(u)		1,795,584	1,779,872
Univision Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/15/26 (f)(h)(u)		1,372,293	1,339,701
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6619% 1/31/28 (f)(h)(u)		2,000,000	1,944,440
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (f)(h)(u)		5,915,178	5,814,443
			57,157,460
Wireless Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (f)(h)(u)		15,330,000	15,423,666
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (f)(h)(u)		1,590,000	1,602,529
Tranche B-5, term loan 8.625% 1/2/24 (u)		1,718,000	1,734,647
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.05% 7/13/21 (f)(h)(u)(w)		6,112,766	6,214,666
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 2/10/24 (f)(h)(u)		736,128	704,659
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.91% 4/11/25 (f)(h)(u)		1,111,158	1,084,079
T-Mobile U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 4/1/27 (f)(h)(u)		6,085,000	6,097,961
Xplornet Communications, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9064% 5/28/27 (f)(h)(u)		1,240,000	1,221,784
			34,083,991

TOTAL COMMUNICATION SERVICES			136,942,186

CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6585% 4/30/26 (f)(h)(u)		2,194,472	2,148,520
Douglas Dynamics LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 6/3/26 (f)(h)(u)		670,000	667,072
North American Lifting Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 9.000% 10% 11/27/20 (c)(f)(h)(u)		178,888	178,888
Tranche 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 11/27/20 (f)(h)(u)		1,625,494	1,086,464
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 11/27/21 (f)(h)(u)		579,000	28,950
			4,109,894
Automobiles - 0.1%
Bombardier Recreational Products, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 5/24/27 (f)(h)(u)		4,270,000	4,339,388
CWGS Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 11/8/23 (f)(h)(u)		761,625	736,994
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9375% 2/1/26 (f)(h)(u)		435,431	429,988
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4332% 4/18/25 (f)(h)(u)		1,531,779	1,513,597
			7,019,967
Distributors - 0.0%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 6/11/26 (f)(h)(u)		1,275,767	1,232,710
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1244% 6/11/26 (f)(h)(u)(w)		252,100	243,591
			1,476,301
Diversified Consumer Services - 0.2%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (f)(h)(u)		1,700,000	1,793,500
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 11/26/26 (f)(h)(u)		746,250	710,803
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (f)(h)(u)		3,406,236	3,265,729
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (f)(h)(u)		363,000	324,431
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (f)(h)(u)		2,662,261	2,453,433
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (f)(h)(u)		1,038,310	929,288
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (f)(h)(u)		840,000	840,000
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (f)(h)(u)		1,289,819	1,268,859
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 11/14/22 (f)(h)(u)		6,885,191	6,703,215
SSH Group Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5579% 7/30/25 (f)(h)(u)		612,110	560,846
WASH Multifamily Acquisition, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/15/23 (f)(h)(u)		19,525	17,572
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (f)(h)(u)		1,537,334	1,490,645
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (f)(h)(u)		267,077	258,965
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/14/23 (f)(h)(u)		111,476	100,328
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.5% 11/29/24 (f)(h)(u)		2,636,699	2,620,219
			23,337,833
Hotels, Restaurants & Leisure - 0.6%
Affinity Gaming LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 7/1/23 (f)(h)(u)		670,288	570,750
Aimbridge Acquisition Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 2/1/26 (f)(h)(u)		1,128,125	973,008
Alterra Mountain Co. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.750% 2.9064% 7/31/24 (f)(h)(u)		1,208,312	1,158,844
3 month U.S. LIBOR + 4.500% 5.5% 8/3/26 (f)(h)(u)		673,313	669,946
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 2/15/24 (f)(h)(u)		632,730	553,006
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9111% 3/11/25 (f)(h)(u)		1,946,000	1,854,538
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9111% 1/15/27 (f)(h)(u)		1,406,475	1,338,613
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (f)(h)(u)		505,000	506,263
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 2.0214% 10/19/24 (f)(h)(u)		1,225,169	1,195,226
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3625% 9/15/23 (f)(h)(u)		1,427,338	1,384,846
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 11/19/26 (f)(h)(u)		1,741,250	1,673,777
Caesars Growth Properties Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.7258% 6/19/25 (f)(h)(u)		6,520,000	6,312,208
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 12/22/24 (f)(h)(u)		9,918,707	9,305,036
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 6/30/25 (f)(h)(u)		1,380,000	1,352,110
CCM Merger, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 8/8/21 (f)(h)(u)		1,725,523	1,700,503
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.572% 8/30/26 (f)(h)(u)		995,000	623,865
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 4/18/24 (f)(h)(u)		1,976,147	1,870,641
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (f)(h)(u)		4,490,000	4,346,904
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.072% 9/8/24 (f)(h)(u)		455,000	244,221
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4.072% 3/8/24 (f)(h)(u)		2,009,112	1,491,766
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 11/30/23 (f)(h)(u)		3,618,510	3,511,076
Gaming VC Holdings SA Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.3076% 3/16/24 (f)(h)(u)		1,069,847	1,045,775
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (f)(h)(u)		6,502,212	6,068,709
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (f)(h)(u)		10,124,074	9,031,990
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 8/18/25 (f)(h)(u)		745,000	730,100
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9251% 6/21/26 (f)(h)(u)		1,646,634	1,584,193
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9015% 4/3/25 (f)(h)(u)		1,048,234	1,016,137
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (f)(h)(u)		1,909,649	1,785,522
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 8/31/25 (f)(h)(u)		1,190,970	1,137,377
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.370% 7.375% 10/14/23 (f)(h)(u)		421,294	379,982
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 5/29/26 (f)(h)(u)		1,097,837	1,061,849
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (f)(h)(u)		869,725	837,980
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 6.4064% 3/1/26 (f)(h)(u)		1,871,512	1,249,234
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (f)(h)(u)		166,010	143,876
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.8079% 5/10/26 (f)(h)(u)		487,739	430,430
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7.072% 12/10/24 (f)(h)(u)		4,215,024	4,245,667
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/28/21 (f)(h)(u)		689,481	592,954
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.16% 5/11/24 (f)(h)(u)		315,571	298,906
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 3.4722% 8/14/24 (f)(h)(u)		2,204,888	2,057,248
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 7/6/24 (f)(h)(u)		2,148,013	2,095,666
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8079% 7/10/25 (f)(h)(u)		3,612,936	3,615,285
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (f)(h)(u)		3,702,879	3,502,294
Travelport Finance Luxembourg SARL:
1LN, term loan 3 month U.S. LIBOR + 5.000% 6.072% 5/29/26 (f)(h)(u)		2,991,166	1,992,385
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.072% 5/28/27 (f)(h)(u)		750,000	213,750
Twin River Worldwide Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 5/10/26 (f)(h)(u)		1,310,000	1,390,238
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.3079% 12/30/26 (f)(h)(u)		1,575,772	1,260,618
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.8079% 12/30/27 (c)(f)(h)(u)		300,000	219,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (c)(f)(h)(u)		445,000	436,100
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9054% 8/3/26 (f)(h)(u)		3,314,207	3,227,209
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 5/30/25 (f)(h)(u)		1,408,905	1,352,845
			95,640,466
Household Durables - 0.0%
Big Ass Fans LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 5/21/24 (f)(h)(u)		608,078	541,189
Internet & Direct Marketing Retail - 0.2%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.072% 9/25/24 (f)(h)(u)		20,323,268	20,240,755
Buzz Merger Sub Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 1/29/27 (f)(h)(u)		374,063	364,711
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.25% 8/19/23 (f)(h)(u)		2,248,467	2,211,120
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 11/8/24 (f)(h)(u)		2,870,090	2,745,872
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 12/12/26 (f)(h)(u)		5,816,012	5,694,225
			31,256,683
Leisure Products - 0.0%
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.6619% 1/4/26 (f)(h)(u)		744,625	743,233
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6564% 12/21/25 (f)(h)(u)		987,500	885,462
			1,628,695
Specialty Retail - 0.0%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 7/2/22 (f)(h)(u)		1,805,138	1,694,573
Adient U.S. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 0% 5/6/24 (f)(h)(u)		715,000	708,744
David's Bridal, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 1/18/24 (c)(f)(h)(u)		34,834	0
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 6/30/23 (c)(f)(h)(u)		25,298	0
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 3.25% 8/19/22 (f)(h)(u)		1,595,677	1,117,261
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 1/26/23 (f)(h)(u)		1,303,707	1,110,016
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.251% 4/16/26 (f)(h)(u)		1,592,947	1,348,700
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.751% 9/12/24 (f)(h)(u)		493,750	436,663
			6,415,957
Textiles, Apparel & Luxury Goods - 0.0%
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 4/25/25 (f)(h)(u)		1,355,000	1,322,819

TOTAL CONSUMER DISCRETIONARY			172,749,804

CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Arterra Wines Canada, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 12/16/23 (f)(h)(u)		700,300	691,547
Food & Staples Retailing - 0.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.9119% 10/1/26 (f)(h)(u)		98,000	96,040
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6619% 10/1/25 (f)(h)(u)		284,665	281,699
Agro Merchants Intermediate Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 12/6/24 (f)(h)(u)		1,287,494	1,216,682
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9% 5/31/24 (f)(h)(u)		5,209,571	5,193,943
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1641% 2/3/24 (f)(h)(u)		2,977,456	2,948,516
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.072% 2/6/25 (f)(h)(u)		981,024	949,445
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 1/30/27 (f)(h)(u)		1,710,000	1,644,952
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.7442% 10/22/25 (f)(h)(u)		381,552	373,158
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (f)(h)(u)		1,559,675	1,225,904
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 6.9064% 6/20/25 (f)(h)(u)		1,506,508	1,508,391
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.75% 6/30/22 (f)(h)(u)		1,038,209	1,030,422
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 3/31/22 (f)(h)(u)		2,238,522	2,236,418
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 3.072% 9/13/26 (f)(h)(u)		1,736,875	1,659,028
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 6/27/23 (f)(h)(u)		1,095,412	1,052,790
			21,417,388
Food Products - 0.1%
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (f)(h)(u)		1,014,668	1,016,575
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/7/23 (f)(h)(u)		4,045,377	4,000,595
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 3.072% 5/1/26 (f)(h)(u)		4,301,674	4,173,958
			9,191,128
Personal Products - 0.0%
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/10/24 (f)(h)(u)		2,251,846	2,248,333
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1619% 6/15/25 (f)(h)(u)		428,351	273,074
			2,521,407

TOTAL CONSUMER STAPLES			33,821,470

ENERGY - 0.2%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.9064% 11/3/25 (f)(h)(u)		1,257,300	862,508
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1709% 5/21/25 (f)(h)(u)		1,110,175	807,186
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (f)(h)(u)		1,175,000	1,172,063
			2,841,757
Oil, Gas & Consumable Fuels - 0.2%
Apro LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 11/14/26 (f)(h)(u)		995,554	990,576
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (f)(h)(u)		2,560,602	1,933,255
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (f)(h)(u)		1,461,024	1,364,845
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.43% 11/18/24 (f)(h)(u)		1,642,381	1,634,169
California Resources Corp.:
2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 1/15/21 (c)(f)(h)(u)		2,379,820	2,379,820
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 0% 12/31/21 (e)(f)(h)(u)		6,234,000	142,883
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 0% 12/31/22 (e)(f)(h)(u)		4,136,000	1,494,709
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 0% 6/9/24 (e)(f)(h)(u)		1,275,000	831,938
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (f)(h)(u)		848,588	804,249
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 3/28/24 (f)(h)(u)		4,057,728	3,849,770
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 3/31/25 (f)(h)(u)		1,361,988	1,282,462
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9.072% 3/23/26 (f)(h)(u)		256,098	245,213
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.072% 2/6/25 (f)(h)(u)		555,427	537,548
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (f)(h)(u)		2,000,000	1,580,000
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (e)(h)(u)		7,187,871	35,939
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.4202% 7/18/25 (f)(h)(u)		3,096,617	2,017,322
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (f)(h)(u)		2,230,000	2,224,425
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 4.1564% 2/15/24 (f)(h)(u)		2,841,068	2,643,983
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 5/22/26 (f)(h)(u)		1,270,459	1,165,646
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9064% 10/15/26 (f)(h)(u)		907,725	871,416
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 10/30/24 (f)(h)(u)		390,917	366,974
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 12/31/49 (c)(e)(h)(u)		1,224,553	0
term loan 0% 12/31/49 (c)(e)(f)(u)		528,000	0
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/2/25 (f)(h)(u)		858,287	850,013
			29,247,155

TOTAL ENERGY			32,088,912

FINANCIALS - 0.6%
Capital Markets - 0.1%
AssuredPartners, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.6564% 2/13/27 (f)(h)(u)		1,154,200	1,124,526
3 month U.S. LIBOR + 4.500% 5.5% 2/13/27 (f)(h)(u)		1,097,250	1,093,596
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8064% 9/30/24 (f)(h)(u)		4,634,958	4,546,106
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (f)(h)(u)		498,798	490,069
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 2/27/26 (f)(h)(u)		2,971,634	2,945,632
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (f)(h)(u)		1,665,000	1,658,756
Franklin Square Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4375% 8/3/25 (f)(h)(u)		1,097,208	1,072,521
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.525% 3/1/25 (f)(h)(u)		1,933,531	1,892,443
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.822% 6/1/23 (f)(h)(u)		606,723	601,111
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7985% 7/1/26 (f)(h)(u)		917,575	902,664
			16,327,424
Diversified Financial Services - 0.2%
Agellan Portfolio 9% 8/7/25 (c)(f)(u)		239,000	239,000
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (f)(h)(u)		2,423,663	2,405,486
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (f)(h)(u)		1,314,661	1,265,729
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 10/1/25 (f)(h)(u)		9,777,163	9,686,333
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 12/27/22 (f)(h)(u)		887,962	878,417
Focus Financial Partners LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 7/3/24 (f)(h)(u)		1,150,456	1,119,900
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/4/27 (h)(u)(v)		1,070,000	1,060,638
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (f)(h)(u)		724,877	597,422
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 8/4/27 (h)(u)(v)		1,235,000	1,222,650
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/7/23 (f)(h)(u)		4,883,843	4,828,900
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/30/24 (f)(h)(u)		585,168	551,293
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (f)(h)(u)		262,280	223,922
RPI 2019 Intermediate Finance Trust:
Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.6564% 2/11/25 (c)(f)(h)(u)		1,828,125	1,817,851
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 2/11/27 (f)(h)(u)		5,578,746	5,556,096
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 2/11/27 (f)(h)(u)		2,924,622	2,909,999
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 11/16/26 (f)(h)(u)		2,505,680	2,443,038
UFC Holdings LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 4/29/26 (f)(h)(u)		685,000	675,581
3 month U.S. LIBOR + 3.250% 4.25% 4/29/26 (f)(h)(u)		603,728	595,143
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (c)(f)(u)		1,105,000	1,089,088
			39,166,486
Insurance - 0.3%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6564% 2/13/27 (f)(h)(u)		4,008,156	3,838,652
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 5/10/25 (f)(h)(u)		1,921,684	1,856,558
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4332% 5/9/25 (f)(h)(u)		742,500	723,277
AmeriLife Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0843% 3/18/27 (f)(h)(u)(w)		225,568	221,621
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1556% 3/18/27 (f)(h)(u)		2,394,432	2,352,529
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 3/18/28 (c)(h)(u)(v)		305,000	298,900
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 1/25/24 (f)(h)(u)		2,894,114	2,868,791
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 11/3/23 (f)(h)(u)		2,609,719	2,561,883
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 11/3/24 (f)(h)(u)		2,648,342	2,599,242
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.1564% 8/4/22 (f)(h)(u)		4,777,418	4,721,666
3 month U.S. LIBOR + 6.500% 6.6564% 8/4/25 (f)(h)(u)		5,064,429	5,072,025
HUB International Ltd. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.2634% 4/25/25 (f)(h)(u)		6,039,769	5,876,937
3 month U.S. LIBOR + 4.000% 5% 4/25/25 (f)(h)(u)		2,429,670	2,426,973
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7/23/27 (h)(u)(v)		2,155,000	2,145,583
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.3079% 12/2/26 (f)(h)(u)		746,250	733,967
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.3079% 5/16/24 (f)(h)(u)		4,077,271	3,960,905
			42,259,509

TOTAL FINANCIALS			97,753,419

HEALTH CARE - 0.4%
Biotechnology - 0.0%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/11/26 (f)(h)(u)		3,832,425	3,830,049
Health Care Equipment & Supplies - 0.1%
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.1564% 6/22/24 (f)(h)(u)		2,658,297	2,518,736
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4056% 6/30/25 (f)(h)(u)		3,576,218	3,443,219
Pathway Vet Alliance LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 3/31/27 (h)(u)(v)(w)		120,262	117,894
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 3/31/27 (f)(h)(u)		1,476,039	1,446,976
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.8184% 2/11/26 (f)(h)(u)		5,862,658	5,807,725
			13,334,550
Health Care Providers & Services - 0.2%
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2382% 12/13/26 (f)(h)(u)		3,175,000	3,152,521
DaVita HealthCare Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 8/12/26 (f)(h)(u)		488,772	478,219
HCA Holdings, Inc.:
Tranche B12 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 3/13/25 (f)(h)(u)		1,064,075	1,054,934
Tranche B13, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 3/18/26 (f)(h)(u)		2,334,480	2,314,053
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 8/31/26 (f)(h)(u)		1,062,236	994,072
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.4064% 8/30/27 (f)(h)(u)		485,000	429,831
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3595% 8/31/26 (f)(h)(u)(w)		264,837	247,843
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/17/27 (h)(u)(v)		4,850,000	4,807,563
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 7/9/25 (h)(u)(v)		230,000	219,172
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 11/16/25 (f)(h)(u)		2,631,972	2,577,464
Surgery Center Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 8/31/24 (f)(h)(u)		299,250	301,868
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/31/24 (f)(h)(u)		1,389,359	1,309,721
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (f)(h)(u)		2,523,512	2,430,143
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (f)(h)(u)		3,754,917	3,659,467
Upstream Newco, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6564% 11/20/26 (f)(h)(u)		748,125	704,173
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 12/1/24 (f)(h)(u)		885,113	864,366
			25,545,410
Health Care Technology - 0.0%
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7604% 7/22/26 (f)(h)(u)		1,435,758	1,394,480
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9064% 9/30/26 (f)(h)(u)		1,179,536	1,178,310
			2,572,790
Pharmaceuticals - 0.1%
Catalent Pharma Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.25% 5/9/26 (f)(h)(u)		987,500	980,913
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9056% 8/1/27 (f)(h)(u)		5,360,000	5,250,549
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6% 11/25/20 (f)(h)(u)		23,038	22,596
Tranche B, term loan 3 month U.S. LIBOR + 5.370% 6.375% 11/25/22 (f)(h)(u)		3,823,830	3,750,221
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.9332% 11/27/25 (f)(h)(u)		2,094,118	2,049,618
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1832% 6/1/25 (f)(h)(u)		2,810,721	2,762,714
			14,816,611

TOTAL HEALTH CARE			60,099,410

INDUSTRIALS - 0.6%
Aerospace & Defense - 0.1%
AI Convoy Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.6501% 1/20/27 (f)(h)(u)		2,249,363	2,193,128
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.41% 6/19/26 (f)(h)(u)		372,188	312,638
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 5/30/25 (f)(h)(u)		1,181,498	1,119,304
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 12/9/25 (f)(h)(u)		7,741,491	7,329,024
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 8/22/24 (f)(h)(u)		1,408,860	1,335,867
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 4/30/25 (f)(h)(u)		1,869,203	1,598,169
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (f)(h)(u)		181,000	134,845
			14,022,975
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.8079% 4/8/26 (f)(h)(u)		1,313,536	1,160,285
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.8079% 4/4/26 (f)(h)(u)		706,202	623,809
Hanjin International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 10/18/20 (f)(h)(u)		372,000	340,380
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.822% 10/5/24 (f)(h)(u)		663,227	640,014
			2,764,488
Airlines - 0.1%
Delta Air Lines, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.75% 4/29/23 (f)(h)(u)		1,780,000	1,772,684
JetBlue Airways Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 6/17/24 (f)(h)(u)		1,230,000	1,224,773
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (f)(h)(u)		3,065,000	3,097,581
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (f)(h)(u)		2,169,100	1,796,297
			7,891,335
Building Products - 0.1%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (f)(h)(u)		1,013,625	1,014,264
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 10/1/26 (f)(h)(u)		1,990,000	1,951,852
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 6/1/25 (f)(h)(u)		1,202,114	1,181,077
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 2/28/27 (f)(h)(u)		1,685,775	1,632,302
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.072% 5/31/25 (f)(h)(u)		3,968,135	3,877,621
			9,657,116
Commercial Services & Supplies - 0.2%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (f)(h)(u)		440,000	433,400
APX Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 12/31/25 (h)(u)(v)		350,000	345,079
AVSC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 10/15/26 (f)(h)(u)		1,543,622	1,111,408
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (f)(h)(u)		6,499,906	5,979,913
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5579% 5/13/27 (f)(h)(u)		1,170,000	1,151,748
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.0106% 8/1/26 (f)(h)(u)		1,116,563	1,105,676
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 3/29/25 (f)(h)(u)		2,091,298	2,054,052
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (f)(h)(u)		1,512,204	1,064,410
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4375% 6/29/26 (f)(h)(u)		967,500	952,988
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 2/27/25 (f)(h)(u)		8,410,841	8,332,031
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 1/23/27 (f)(h)(u)		2,200,000	2,191,750
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1564% 9/20/26 (f)(h)(u)		1,464,757	1,444,617
Pitney Bowes, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.66% 1/7/25 (f)(h)(u)		671,500	646,601
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (f)(h)(u)		2,021,483	1,999,591
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 8/29/25 (f)(h)(u)		857,935	755,789
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6875% 8/15/25 (f)(h)(u)		1,449,992	1,422,195
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.8079% 2/8/26 (f)(h)(u)		558,925	536,568
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (f)(h)(u)		1,116,563	904,416
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 12/20/24 (f)(h)(u)		1,354,680	1,333,087
			33,765,319
Construction & Engineering - 0.0%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1709% 1/24/27 (f)(h)(u)		1,122,188	1,089,083
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 0% 10/4/23 (f)(h)(u)		500,000	575,000
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.18% 7/24/26 (f)(h)(u)		1,060,000	1,054,043
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5579% 1/23/27 (f)(h)(u)		2,032,613	2,008,059
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 9/27/24 (f)(h)(u)		960,885	876,212
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (c)(f)(h)(u)		2,095,451	2,079,735
			7,682,132
Electrical Equipment - 0.0%
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1556% 3/2/27 (f)(h)(u)		4,014,938	3,928,375
Machinery - 0.0%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 10/1/25 (f)(h)(u)		1,049,635	1,027,005
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.4523% 11/15/26 (f)(h)(u)		160,000	143,600
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9523% 11/15/25 (f)(h)(u)		892,351	829,886
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.57% 7/31/27 (f)(h)(u)		1,015,000	1,005,489
			3,005,980
Professional Services - 0.0%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6564% 4/4/24 (f)(h)(u)		2,136,697	2,087,553
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 2/7/26 (f)(h)(u)		2,117,539	1,990,487
			4,078,040
Road & Rail - 0.1%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.3079% 12/30/26 (f)(h)(u)		1,995,000	1,961,205
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 3.6564% 7/13/23 (f)(h)(u)		1,946,561	1,909,869
3 month U.S. LIBOR + 4.000% 5% 4/4/25 (f)(h)(u)		3,934,429	3,887,374
			7,758,448
Trading Companies & Distributors - 0.0%
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.99% 8/9/25 (f)(h)(u)		1,111,830	997,868

TOTAL INDUSTRIALS			95,552,076

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.0%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.0579% 8/10/25 (f)(h)(u)		1,462,454	602,648
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 4/4/26 (f)(h)(u)		3,543,225	3,462,227
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/24 (f)(h)(u)		5,684,527	5,588,970
			9,653,845
Electronic Equipment & Components - 0.1%
Curie Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 11/4/26 (f)(h)(u)		364,088	359,536
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/25 (f)(h)(u)		1,392,078	1,325,091
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 2/1/26 (f)(h)(u)		158,000	142,200
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 1/31/24 (f)(h)(u)		275,995	273,235
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.4064% 3/8/26 (f)(h)(u)		129,000	119,540
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 3/8/25 (f)(h)(u)		2,457,040	2,364,901
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (f)(h)(u)		1,332,897	1,307,905
3 month U.S. LIBOR + 7.500% 8.5% 12/1/25 (f)(h)(u)		272,000	264,316
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 8/7/27 (h)(u)(v)		1,875,000	1,857,656
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 2/15/24 (f)(h)(u)		2,139,427	2,101,452
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6556% 9/28/24 (f)(h)(u)		1,230,526	1,202,839
			11,318,671
IT Services - 0.2%
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 4/19/25 (f)(h)(u)		356,632	350,241
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 10/31/26 (f)(h)(u)		2,235,456	2,193,541
CCC Information Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 4/27/24 (f)(h)(u)		1,444,743	1,434,991
Datto, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 4/2/26 (f)(h)(u)		990,000	987,218
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/9/23 (f)(h)(u)		2,871,392	2,853,445
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.91% 5/31/25 (f)(h)(u)		2,559,108	2,013,430
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.072% 11/21/24 (f)(h)(u)		3,290,933	3,211,589
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6556% 4/30/27 (f)(h)(u)		3,670,000	3,660,825
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/3/23 (f)(h)(u)		4,907,465	4,849,213
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 5/1/24 (f)(h)(u)		2,138,651	2,090,532
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.6564% 8/27/25 (f)(h)(u)		2,615,266	2,593,481
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1641% 3/1/26 (f)(h)(u)		3,223,452	3,182,160
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.9332% 10/11/26 (f)(h)(u)		398,104	370,735
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9332% 10/11/25 (f)(h)(u)		2,694,447	2,599,468
			32,390,869
Semiconductors & Semiconductor Equipment - 0.0%
Cabot Microelectronics Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1875% 11/15/25 (f)(h)(u)		756,563	739,541
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 9/19/26 (f)(h)(u)		992,500	976,997
			1,716,538
Software - 0.6%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (f)(h)(u)		3,138,000	2,898,288
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (f)(h)(u)		6,180,258	5,810,617
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 4/23/26 (f)(h)(u)		740,625	722,576
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.4064% 10/2/25 (f)(h)(u)		4,019,077	3,940,384
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.552% 9/5/25 (f)(h)(u)		960,154	934,950
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6125% 4/30/25 (f)(h)(u)		2,240,250	2,185,364
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 11/29/24 (f)(h)(u)		887,118	765,698
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 10/16/26 (f)(h)(u)		3,796,984	3,747,167
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4064% 8/23/25 (f)(h)(u)		510,253	501,961
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 7/30/27 (f)(h)(u)		2,035,000	2,034,756
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.41% 12/22/23 (f)(h)(u)		4,264,892	4,180,916
Fastball Merger Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.9434% 1/22/27 (f)(h)(u)		385,000	370,563
Flexera Software LLC 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 2/26/25 (f)(h)(u)		742,415	735,570
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 7/7/25 (f)(h)(u)		144,000	143,820
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/1/24 (f)(h)(u)		1,673,414	1,650,103
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.25% 1/20/24 (f)(h)(u)		4,596,957	4,447,556
3 month U.S. LIBOR + 9.000% 10% 1/20/25 (f)(h)(u)		613,000	553,999
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (f)(h)(u)		875,000	871,719
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 2.6564% 6/21/24 (f)(h)(u)		8,765,014	8,348,676
3 month U.S. LIBOR + 2.500% 2.6564% 6/21/24 (f)(h)(u)		1,340,815	1,277,127
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 3.9064% 9/29/24 (f)(h)(u)		4,369,606	4,324,293
3 month U.S. LIBOR + 8.500% 9.5% 9/29/25 (f)(h)(u)		509,795	513,303
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (f)(h)(u)		1,350,000	1,333,976
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.572% 9/15/24 (f)(h)(u)		706,290	687,263
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.16% 9/4/26 (f)(h)(u)		100,000	96,250
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.41% 9/4/25 (f)(h)(u)		736,415	711,104
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6564% 5/30/26 (f)(h)(u)		1,061,975	1,022,151
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 5/31/25 (f)(h)(u)		877,912	860,978
S2P Acquisition Borrower, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.072% 8/14/26 (f)(h)(u)		620,313	610,623
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4054% 8/1/25 (f)(h)(u)		820,505	795,209
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9379% 3/3/23 (f)(h)(u)		1,958,485	1,922,645
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 4.25% 9/30/22 (f)(h)(u)		3,384,795	3,371,256
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 4/16/25 (f)(h)(u)		1,842,154	1,786,263
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 4/16/25 (f)(h)(u)		1,294,152	1,254,887
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 4/16/25 (f)(h)(u)		4,979,282	4,832,741
Ultimate Software Group, Inc.:
1LN, term loan:
3 month U.S. LIBOR + 3.750% 3.9064% 5/4/26 (f)(h)(u)		2,952,257	2,928,107
3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (f)(h)(u)		6,665,000	6,652,536
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (f)(h)(u)		1,870,000	1,905,063
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 7/2/25 (f)(h)(u)		4,592,818	4,588,776
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.4064% 7/2/26 (f)(h)(u)		1,152,438	1,152,438
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 2/28/27 (f)(h)(u)		2,059,838	2,026,365
Xperi Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1564% 6/1/25 (f)(h)(u)		2,050,000	2,000,452
			91,498,489
Technology Hardware, Storage & Peripherals - 0.0%
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 9/19/25 (f)(h)(u)		2,940,487	2,918,433

TOTAL INFORMATION TECHNOLOGY			149,496,845

MATERIALS - 0.4%
Chemicals - 0.1%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 3/21/25 (f)(h)(u)		1,517,615	1,513,821
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan:
3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(h)(u)		360,331	342,314
3 month U.S. LIBOR + 4.250% 5.25% 11/18/23 (f)(h)(u)		209,329	199,910
ASP Chromaflo Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(h)(u)		277,109	263,254
Tranche B3/B4 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 11/18/23 (f)(h)(u)		160,983	153,739
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.658% 5/7/25 (f)(h)(u)		1,778,246	1,622,649
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 1/31/26 (f)(h)(u)		738,792	721,711
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.8% 7/1/26 (f)(h)(u)		702,900	691,478
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.8079% 3/1/26 (f)(h)(u)		1,792,313	1,753,473
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.6875% 10/11/24 (f)(h)(u)		1,345,902	1,303,277
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 3/16/27 (f)(h)(u)		1,930,000	1,922,763
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1641% 10/1/25 (f)(h)(u)		5,377,363	5,213,514
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.91% 4/3/25 (f)(h)(u)		1,205,365	1,146,097
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.2191% 9/22/24 (f)(h)(u)		1,683,039	1,647,005
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.0579% 4/3/25 (f)(h)(u)		265,275	258,147
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 2.0579% 4/3/25 (f)(h)(u)		454,898	442,674
			19,195,826
Construction Materials - 0.1%
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.31% 1/4/27 (f)(h)(u)		1,047,553	1,021,364
VM Consolidated, Inc. Tranche B L1N, term loan 3 month U.S. LIBOR + 3.250% 3.5579% 2/28/25 (f)(h)(u)		2,164,647	2,110,531
			3,131,895
Containers & Packaging - 0.2%
Ball Metalpack Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.7559% 7/31/25 (f)(h)(u)		772,210	734,372
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1616% 11/7/25 (f)(h)(u)		2,991,675	2,901,925
Berry Global, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1554% 10/1/22 (f)(h)(u)		2,965,000	2,921,266
Tranche Y 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1554% 7/1/26 (f)(h)(u)		2,846,250	2,756,963
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.5229% 4/3/24 (f)(h)(u)		351,656	333,545
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9064% 12/21/26 (f)(h)(u)		2,069,813	2,074,987
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4064% 5/16/24 (f)(h)(u)		454,944	447,078
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 5/16/24 (f)(h)(u)		430,039	422,156
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 5/22/24 (f)(h)(u)		614,484	609,107
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 12/29/23 (f)(h)(u)		2,127,095	2,051,881
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.5461% 6/29/25 (f)(h)(u)		4,575,085	4,395,879
Graham Packaging Co., Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 8/4/27 (f)(h)(u)		2,630,000	2,624,740
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (f)(h)(u)		1,244,674	1,207,334
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 3.9064% 7/31/26 (f)(h)(u)		746,250	734,123
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/26/23 (f)(h)(u)		578,497	572,712
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9064% 1/30/27 (f)(h)(u)		2,512,377	2,468,938
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 2/5/23 (f)(h)(u)		4,932,734	4,856,967
			32,113,973
Metals & Mining - 0.0%
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (f)(h)(u)		1,647,789	1,132,031
Murray Energy Corp.:
term loan 3 month U.S. LIBOR + 11.000% 13% 9/15/20 (f)(h)(u)		1,042,851	832,540
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 0% 10/17/22 (e)(h)(u)		3,083,074	40,080
			2,004,651
Paper & Forest Products - 0.0%
Clearwater Paper Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/26/26 (f)(h)(u)		365,417	364,503

TOTAL MATERIALS			56,810,848

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(h)(u)		1,379,625	1,356,627
ESH Hospitality, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 9/18/26 (f)(h)(u)		157,264	152,030
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 1.8564% 2/6/22 (f)(h)(u)		870,000	846,075
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9037% 6/28/23 (f)(h)(u)		771,108	751,830
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (f)(h)(u)		1,002,580	921,903
			4,028,465
Real Estate Management & Development - 0.1%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (c)(f)(h)(u)		550,000	547,250
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9064% 8/21/25 (f)(h)(u)		4,309,749	4,119,387
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(h)(u)		1,901,265	1,604,649
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(h)(u)		107,234	90,505
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (f)(h)(u)		77,607	73,867
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9333% 12/22/24 (f)(h)(u)		5,503,000	5,289,759
			11,725,417

TOTAL REAL ESTATE			15,753,882

UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/1/25 (f)(h)(u)		5,895,683	5,790,386
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/28/24 (f)(h)(u)		908,999	901,045
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.7608% 11/1/26 (f)(h)(u)		730,553	720,968
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (f)(h)(u)		1,073,679	965,420
Invenergy Thermal Operating I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1564% 8/28/25 (f)(h)(u)		812,995	806,897
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (f)(h)(u)		768,591	760,905
Pacific Gas & Electric Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (f)(h)(u)		3,350,000	3,324,875
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9074% 12/31/25 (f)(h)(u)		4,333,866	4,258,457
			17,528,953
Gas Utilities - 0.0%
UGI Energy Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 8/13/26 (f)(h)(u)		728,473	722,099
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. Tranche B9 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.41% 4/5/26 (f)(h)(u)		990,000	967,042
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8125% 11/14/25 (f)(h)(u)		985,000	916,050
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/1/26 (f)(h)(u)		593,938	584,037
Talen Energy Supply LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9064% 6/28/26 (f)(h)(u)		106,875	105,718
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (f)(h)(u)		886,437	868,709
			3,441,556

TOTAL UTILITIES			21,692,608

TOTAL BANK LOAN OBLIGATIONS
(Cost $903,465,850)			872,761,460

Bank Notes - 0.2%
Discover Bank:
3.2% 8/9/21		$9,357,000	$9,577,404
4.682% 8/9/28 (f)		5,039,000	5,271,449
KeyBank NA 6.95% 2/1/28		718,000	930,060
RBS Citizens NA 2.55% 5/13/21		2,382,000	2,414,483
Regions Bank 6.45% 6/26/37		8,935,000	12,432,318
Synchrony Bank 3.65% 5/24/21		8,482,000	8,610,042
TOTAL BANK NOTES
(Cost $36,227,905)			39,235,756

Preferred Securities - 0.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV:
2.502% (Reg. S) (f)(i)	EUR	$2,100,000	$2,399,487
2.625% (Reg. S) (f)(i)	EUR	2,800,000	3,333,815
			5,733,302
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV:
2.5%(Reg. S) (f)(i)	EUR	4,751,000	5,725,352
2.7%(Reg. S) (f)(i)	EUR	5,600,000	6,808,602
3.75% (f)(i)	EUR	3,050,000	3,723,969
			16,257,923
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (i)		2,941,000	3,030,489
Danone SA 1.75% (Reg. S) (f)(i)	EUR	1,900,000	2,291,406
			5,321,895
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
BP Capital Markets PLC 3.25% (Reg. S) (f)(i)	EUR	2,000,000	2,482,084
FINANCIALS - 0.4%
Banks - 0.2%
AIB Group PLC:
5.25% (Reg. S) (f)(i)	EUR	950,000	1,135,291
6.25% (Reg. S) (f)(i)	EUR	430,000	535,992
Alfa Bond Issuance PLC:
6.95% (Reg. S) (f)(i)		200,000	198,871
8% (Reg. S) (f)(i)		1,172,000	1,185,981
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (f)(i)	EUR	2,200,000	2,611,917
Banco Do Brasil SA:
6.25% (d)(f)(i)		460,000	443,319
8.5% (d)(f)(i)		290,000	300,475
Banco Mercantil del Norte SA 7.625% (d)(f)(i)		352,000	362,317
Bank of Nova Scotia:
4.65% (f)(i)		2,677,000	2,658,187
4.9% (f)(i)		1,100,000	1,163,911
Barclays Bank PLC 7.625% 11/21/22		10,662,000	12,081,015
Barclays PLC 7.125% (f)(i)	GBP	250,000	363,075
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (f)(i)		200,000	198,952
HSBC Holdings PLC:
5.25% (f)(i)	EUR	1,695,000	2,097,047
6% (Reg. S) (f)(i)	EUR	360,000	467,013
Itau Unibanco Holding SA:
5.5% 8/6/22 (d)		319,000	336,525
6.125% (d)(f)(i)		395,000	389,863
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.6161% (f)(h)(i)		340,000	324,582
3 month U.S. LIBOR + 3.470% 3.7383% (f)(h)(i)		345,000	335,090
Lloyds Banking Group PLC 5.125% (f)(i)	GBP	2,690,000	3,549,333
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (e)(i)	EUR	2,148,200	3,006,987
Tinkoff Credit Systems 9.25% (Reg. S) (f)(i)		1,193,000	1,246,215
			34,991,958
Capital Markets - 0.1%
Credit Suisse Group AG 7.5% (Reg. S) (f)(i)		5,670,000	6,388,816
UBS AG 5.125% 5/15/24 (Reg. S)		744,000	829,787
UBS Group AG 7% (Reg. S) (f)(i)		644,000	751,738
			7,970,341
Insurance - 0.1%
Aviva PLC 6.125% (f)(i)	GBP	6,130,000	9,436,376
QBE Insurance Group Ltd.:
5.25% (Reg. S) (f)(i)		3,194,000	3,328,820
5.875% (d)(f)(i)		2,110,000	2,282,240
			15,047,436

TOTAL FINANCIALS			58,009,735

HEALTH CARE - 0.1%
Life Sciences Tools & Services - 0.0%
Eurofins Scientific SA 2.875% (Reg. S) (f)(i)	EUR	3,370,000	4,143,352
Pharmaceuticals - 0.1%
Bayer AG 2.375% 11/12/79 (Reg. S) (f)	EUR	4,700,000	5,561,002

TOTAL HEALTH CARE			9,704,354

INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd. 7.5% (d)(e)(i)		2,413,000	137,239
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (f)		3,500,000	2,824,041

TOTAL INDUSTRIALS			2,961,280

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Aroundtown SA 3.375% (Reg. S) (f)(i)	EUR	4,100,000	4,957,778
CPI Property Group SA 4.375% (Reg. S) (f)(i)	EUR	2,650,000	3,175,006
Deutsche Annington Finance BV 4% (Reg. S) (f)(i)	EUR	1,000,000	1,268,046
Grand City Properties SA 3.75% (f)(i)	EUR	2,900,000	3,634,034
Heimstaden Bostad AB 3.248% (Reg. S) (f)(i)	EUR	4,950,000	5,979,769
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (f)(i)	EUR	2,250,000	2,534,176
4.625% (Reg. S) (f)(i)	EUR	1,540,000	1,881,453
			23,430,262
UTILITIES - 0.0%
Electric Utilities - 0.0%
EDF SA 5.25% (Reg. S) (f)(i)		2,400,000	2,525,641
Scottish & Southern Energy PLC 3.74% (Reg. S) (f)(i)	GBP	2,030,000	2,835,734
			5,361,375
TOTAL PREFERRED SECURITIES
(Cost $122,574,860)			129,262,210
		Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund 0.12% (x)		736,688,507	736,835,845
Fidelity Securities Lending Cash Central Fund 0.11% (x)(y)		119,988,001	120,000,000
TOTAL MONEY MARKET FUNDS
(Cost $856,833,648)			856,835,845
Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount(a)	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 0.98% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2030	7/1/25	9,700,000	$274,691
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.82% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	15,300,000	146,583
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	19,300,000	333,421
Option with an exercise rate of 4.00% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 33 Index expiring June 2025, paying 5% quarterly.	10/21/20	EUR 23,900,000	169,229
Option with an exercise rate of 4.00% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 33 Index expiring June 2025, paying 5% quarterly.	9/16/20	EUR 24,450,000	17,449

TOTAL PUT OPTIONS			941,373

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 0.98% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2030	7/1/25	9,700,000	230,220
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.82% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	15,300,000	781,448
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	19,300,000	685,730

TOTAL CALL OPTIONS			1,697,398

TOTAL PURCHASED SWAPTIONS
(Cost $3,279,750)			2,638,771
TOTAL INVESTMENT IN SECURITIES - 107.0%
(Cost $16,532,764,297)			17,349,638,372
NET OTHER ASSETS (LIABILITIES) - (7.0)%			(1,137,903,239)
NET ASSETS - 100%			$16,211,735,133

TBA Sale Commitments
	Principal Amount	Value
Uniform Mortgage Backed Securities
2.5% 9/1/50	$(11,200,000)	$(11,789,310)
2.5% 9/1/50	(16,600,000)	(17,473,442)
2.5% 9/1/50	(16,600,000)	(17,473,442)
3% 9/1/50	(131,200,000)	(138,369,765)
3% 9/1/50	(20,500,000)	(21,620,276)
3% 9/1/50	(9,050,000)	(9,544,561)
3% 9/1/50	(11,450,000)	(12,075,715)
3% 9/1/50	(77,700,000)	(81,946,119)
3% 9/1/50	(25,375,000)	(26,761,683)
3% 9/1/50	(72,825,000)	(76,804,711)
3% 9/1/50	(11,450,000)	(12,075,715)
3% 9/1/50	(7,100,000)	(7,487,998)
3% 9/1/50	(4,100,000)	(4,324,055)
3% 9/1/50	(4,075,000)	(4,297,689)
3% 9/1/50	(15,275,000)	(16,109,742)
3.5% 9/1/50	(950,000)	(1,001,991)
3.5% 9/1/50	(4,500,000)	(4,746,272)
3.5% 9/1/50	(4,400,000)	(4,640,799)
3.5% 9/1/50	(22,100,000)	(23,309,467)
3.5% 9/1/50	(28,900,000)	(30,481,610)
TOTAL TBA SALE COMMITMENTS
(Proceeds $522,317,127)		$(522,334,362)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 0.75% and receive quarterly a floating rate based on 3-month LIBOR, expiring March 2033	3/23/23	15,300,000	$(799,316)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.97% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	10,000,000	(72,439)

TOTAL PUT SWAPTIONS			(871,755)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 0.75% and pay quarterly a floating rate based on 3-month LIBOR, expiring March 2033	3/23/23	15,300,000	(424,282)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.97% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	10,000,000	(578,374)

TOTAL CALL SWAPTIONS			(1,002,656)

TOTAL WRITTEN SWAPTIONS			$(1,874,411)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	24	Sept. 2020	$2,610,370	$5,678	$5,678
Eurex Euro-Bund Contracts (Germany)	141	Sept. 2020	29,540,138	33,903	33,903
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	33	Sept. 2020	8,542,429	54,663	54,663
TME 10 Year Canadian Note Contracts (Canada)	119	Dec. 2020	13,770,736	(40,050)	(40,050)
TOTAL BOND INDEX CONTRACTS					54,194
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	15	Dec. 2020	3,314,180	557	557
CBOT 5-Year U.S. Treasury Note Contracts (United States)	502	Dec. 2020	63,267,688	24,858	24,858
CBOT Long Term U.S. Treasury Bond Contracts (United States)	55	Dec. 2020	9,664,531	(122,150)	(122,150)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	146	Dec. 2020	23,277,875	(113,164)	(113,164)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	94	Dec. 2020	20,765,188	(400,121)	(400,121)
TOTAL TREASURY CONTRACTS					(610,020)

TOTAL PURCHASED					(555,826)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	36	Sept. 2020	5,783,786	2,831	2,831
ICE Long Gilt Contracts (United Kingdom)	22	Dec. 2020	3,970,442	29,771	29,771
TOTAL BOND INDEX CONTRACTS					32,602
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,512	Dec. 2020	349,796,000	443,064	443,064
CBOT 2-Year U.S. Treasury Note Contracts (United States)	983	Dec. 2020	217,189,242	(48,002)	(48,002)
TOTAL TREASURY CONTRACTS					395,062

TOTAL SOLD					427,664

TOTAL FUTURES CONTRACTS					$(128,162)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

The notional amount of futures sold as a percentage of Net Assets is 3.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	362,000	USD	428,315	Goldman Sachs Bank USA	10/22/20	$4,156
GBP	291,000	USD	388,941	BNP Paribas	10/22/20	171
GBP	588,000	USD	775,619	JPMorgan Chase Bank	10/22/20	10,628
USD	162,030	EUR	136,000	Goldman Sachs Bank USA	10/22/20	(445)
USD	195,904,789	EUR	165,745,000	JPMorgan Chase Bank	10/22/20	(2,106,067)
USD	52,933,271	GBP	40,494,000	Citibank NA	10/22/20	(1,213,483)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(3,305,040)
					Unrealized Appreciation	14,955
					Unrealized Depreciation	(3,319,995)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 6,250,000	$(233,647)	$158,016	$(75,631)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	61,700,000	(244,597)	(849)	(245,446)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	8,800,000	(34,886)	(114,874)	(149,760)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	9,850,000	(39,048)	(137,045)	(176,093)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	4,010,000	(15,897)	(50,692)	(66,589)
CMBX N.A. AAA Index Series 12	Aug. 2061	JPMorgan Securities LLC	(0.5%)	Monthly	3,320,000	(13,161)	(40,863)	(54,024)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,900,000	(11,496)	(87,981)	(99,477)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	3,600,000	(14,271)	(109,217)	(123,488)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,600,000	(18,236)	(216,267)	(234,503)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	10,970,000	(43,488)	(85,398)	(128,886)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,700,000	(18,632)	(130,486)	(149,118)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,180,000	(8,642)	(51,505)	(60,147)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	5,360,000	(21,249)	(25,650)	(46,899)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	9,800,000	(38,850)	(109,132)	(147,982)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	3,400,000	(13,479)	13,479	0
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(36,451)	20,132	(16,319)

TOTAL CREDIT DEFAULT SWAPS						$(806,030)	$(968,332)	$(1,774,362)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2022	$128,434,000	$86,394	$0	$86,394
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2025	15,741,000	722,516	0	722,516
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Sep. 2030	5,908,000	3,185	0	3,185

TOTAL INTEREST RATE SWAPS							$812,095	$0	$812,095

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

USD – U.S dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $415,800 or 0.0% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,247,014,232 or 20.0% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Security or a portion of the security is on loan at period end.

 (k) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,557,138.

 (l) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $2,302,369.

 (m) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $541,296.

 (n) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,687,854.

 (o) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (p) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (q) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (r) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (s) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (t) Non-income producing

 (u) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (v) The coupon rate will be determined upon settlement of the loan after period end.

 (w) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,412,916 and $3,452,820, respectively.

 (x) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (y) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mesquite Energy, Inc. 15% 7/31/23	7/10/20	$415,800

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,096,915
Fidelity Securities Lending Cash Central Fund	27,677
Total	$3,124,592

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$94,298	$94,298	$--	$--
Consumer Discretionary	--	--	--	--
Energy	647,565	40,049	--	607,516
Financials	1,392,175	1,392,175	--	--
Real Estate	4,365,000	4,091,048	273,952	--
Corporate Bonds	6,492,590,102	--	6,492,174,302	415,800
U.S. Government and Government Agency Obligations	4,000,230,696	--	4,000,230,696	--
U.S. Government Agency - Mortgage Securities	3,081,785,974	--	3,081,785,974	--
Asset-Backed Securities	672,390,611	--	672,390,561	50
Collateralized Mortgage Obligations	189,554,593	--	189,554,370	223
Commercial Mortgage Securities	564,956,913	--	561,156,241	3,800,672
Municipal Securities	114,402,658	--	114,402,658	--
Foreign Government and Government Agency Obligations	310,662,835	--	310,662,835	--
Supranational Obligations	15,830,910	--	15,830,910	--
Bank Loan Obligations	872,761,460	--	863,475,828	9,285,632
Bank Notes	39,235,756	--	39,235,756	--
Preferred Securities	129,262,210	--	129,262,210	--
Money Market Funds	856,835,845	856,835,845	--	--
Purchased Swaptions	2,638,771	--	2,638,771	--
Total Investments in Securities:	$17,349,638,372	$862,453,415	$16,473,075,064	$14,109,893
Derivative Instruments:
Assets
Futures Contracts	$595,325	$595,325	$--	$--
Forward Foreign Currency Contracts	14,955	--	14,955	--
Swaps	812,095	--	812,095	--
Total Assets	$1,422,375	$595,325	$827,050	$--
Liabilities
Futures Contracts	$(723,487)	$(723,487)	$--	$--
Forward Foreign Currency Contracts	(3,319,995)	--	(3,319,995)	--
Swaps	(806,030)	--	(806,030)	--
Written Swaptions	(1,874,411)	--	(1,874,411)	--
Total Liabilities	$(6,723,923)	$(723,487)	$(6,000,436)	$--
Total Derivative Instruments:	$(5,301,548)	$(128,162)	$(5,173,386)	$--
Other Financial Instruments:
TBA Sale Commitments	$(522,334,362)	$--	$(522,334,362)	$--
Total Other Financial Instruments:	$(522,334,362)	$--	$(522,334,362)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$186,678	$0
Swaps(b)	0	(806,030)
Total Credit Risk	186,678	(806,030)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	14,955	(3,319,995)
Total Foreign Exchange Risk	14,955	(3,319,995)
Interest Rate Risk
Futures Contracts(d)	595,325	(723,487)
Purchased Swaptions(a)	2,452,093	0
Swaps(b)	812,095	0
Written Swaptions(e)	0	(1,874,411)
Total Interest Rate Risk	3,859,513	(2,597,898)
Total Value of Derivatives	$4,061,146	$(6,723,923)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.5%
Cayman Islands	3.0%
United Kingdom	2.6%
Mexico	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $118,750,000) — See accompanying schedule: Unaffiliated issuers (cost $15,675,930,649)	$16,492,802,527
Fidelity Central Funds (cost $856,833,648)	856,835,845
Total Investment in Securities (cost $16,532,764,297)		$17,349,638,372
Segregated cash with brokers for derivative instruments		917,923
Cash		2,015,974
Foreign currency held at value (cost $593,378)		596,427
Receivable for investments sold		16,446,966
Receivable for premium on written options		2,086,000
Receivable for TBA sale commitments		522,317,127
Unrealized appreciation on forward foreign currency contracts		14,955
Dividends receivable		27,995
Interest receivable		105,929,572
Distributions receivable from Fidelity Central Funds		80,620
Receivable for daily variation margin on centrally cleared OTC swaps		657
Prepaid expenses		28,444
Other receivables		12,833
Total assets		18,000,113,865
Liabilities
Payable for investments purchased
Regular delivery	$172,008,530
Delayed delivery	959,129,409
TBA sale commitments, at value	522,334,362
Unrealized depreciation on forward foreign currency contracts	3,319,995
Payable for fund shares redeemed	3,926,454
Distributions payable	23
Bi-lateral OTC swaps, at value	806,030
Accrued management fee	4,059,842
Payable for daily variation margin on futures contracts	68,821
Written options, at value (premium receivable $2,086,000)	1,874,411
Other payables and accrued expenses	850,855
Collateral on securities loaned	120,000,000
Total liabilities		1,788,378,732
Net Assets		$16,211,735,133
Net Assets consist of:
Paid in capital		$14,862,903,084
Total accumulated earnings (loss)		1,348,832,049
Net Assets		$16,211,735,133
Net Asset Value, offering price and redemption price per share ($16,211,735,133 ÷ 1,472,912,673 shares)		$11.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Dividends		$6,390,117
Interest		498,563,197
Income from Fidelity Central Funds (including $27,677 from security lending)		3,124,592
Total income		508,077,906
Expenses
Management fee	$45,213,579
Custodian fees and expenses	313,648
Independent trustees' fees and expenses	48,171
Registration fees	575,989
Audit	135,144
Legal	17,083
Miscellaneous	130,261
Total expenses before reductions	46,433,875
Expense reductions	(118,855)
Total expenses after reductions		46,315,020
Net investment income (loss)		461,762,886
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	569,091,507
Fidelity Central Funds	(15,131)
Forward foreign currency contracts	(15,427,121)
Foreign currency transactions	4,413,293
Futures contracts	(11,507,056)
Swaps	4,680,421
Written options	(1,647,059)
Total net realized gain (loss)		549,588,854
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	69,864,762
Forward foreign currency contracts	(5,612,187)
Assets and liabilities in foreign currencies	383,886
Futures contracts	(6,895)
Swaps	(3,149,426)
Written options	523,319
Delayed delivery commitments	472,431
Total change in net unrealized appreciation (depreciation)		62,475,890
Net gain (loss)		612,064,744
Net increase (decrease) in net assets resulting from operations		$1,073,827,630

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	For the period October 25, 2018 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$461,762,886	$393,033,748
Net realized gain (loss)	549,588,854	181,475,264
Change in net unrealized appreciation (depreciation)	62,475,890	750,423,106
Net increase (decrease) in net assets resulting from operations	1,073,827,630	1,324,932,118
Distributions to shareholders	(679,081,116)	(362,982,664)
Share transactions
Proceeds from sales of shares	1,840,000,000	13,166,806,652
Reinvestment of distributions	679,081,053	362,982,544
Cost of shares redeemed	(825,328,159)	(368,502,925)
Net increase (decrease) in net assets resulting from share transactions	1,693,752,894	13,161,286,271
Total increase (decrease) in net assets	2,088,499,408	14,123,235,725
Net Assets
Beginning of period	14,123,235,725	–
End of period	$16,211,735,133	$14,123,235,725
Other Information
Shares
Sold	174,166,118	1,313,209,993
Issued in reinvestment of distributions	63,944,819	35,127,298
Redeemed	(77,577,093)	(35,958,462)
Net increase (decrease)	160,533,844	1,312,378,829

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Total Bond Fund

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.328	.317
Net realized and unrealized gain (loss)	.414	.734
Total from investment operations	.742	1.051
Distributions from net investment income	(.317)	(.289)
Distributions from net realized gain	(.175)	(.002)
Total distributions	(.492)	(.291)
Net asset value, end of period	$11.01	$10.76
Total ReturnC,D	7.16%	10.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.31%	.42%G
Expenses net of fee waivers, if any	.31%	.36%G
Expenses net of all reductions	.31%	.36%G
Net investment income (loss)	3.08%	3.63%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,211,735	$14,123,236
Portfolio turnover rateH	214%	209%G,I

 A For the period October 25, 2018 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity SAI Total Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, foreign currency transactions, market discount, certain conversion ratio, partnerships and losses deferred due to wash sale and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,101,601,532
Gross unrealized depreciation	(261,791,120)
Net unrealized appreciation (depreciation)	$839,810,412
Tax Cost	$16,500,067,971

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$238,157,956
Undistributed long-term capital gain	$302,954,144
Net unrealized appreciation (depreciation) on securities and other investments	$807,719,952

At period end, the Fund was required to defer approximately $32,316,498 of losses on futures contracts.

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019(a)
Ordinary Income	$ 676,343,373	$ 361,754,658
Long-term Capital Gains	2,737,743	1,228,006
Total	$ 679,081,116	$ 362,982,664

 (a) For the period October 25, 2018 (commencement of operations) to August 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$1,441,831	$(342,661)
Swaps	2,388,545	(1,122,960)
Total Credit Risk	3,830,376	(1,465,621)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(15,427,121)	(5,612,187)
Total Foreign Exchange Risk	(15,427,121)	(5,612,187)
Interest Rate Risk
Futures Contracts	(11,507,056)	(6,895)
Swaps	2,291,876	(2,026,466)
Written Options	(1,647,059)	523,319
Purchased Options	5,822,206	(2,411,035)
Total Interest Rate Risk	(5,040,033)	(3,921,077)
Totals	$(16,636,778)	$(10,998,885)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Total Bond Fund	16,473,760,610	14,099,337,134

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Total Bond Fund	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments including accrued interest, and cash valued at $11,926,796,615 in exchange for 1,192,679,661 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, the Fund redeemed 6,046,238 shares of Fidelity Real Estate High Income Fund in exchange for investments, including accrued interest, and cash valued at $51,030,249. The Fund had a net realized gain of $30,249 on the Fund's redemptions of Fidelity Real Estate High Income Fund. The Fund recognized gains on the exchanges for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Total Bond Fund	$35,508

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $3,355. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $942 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $88,932.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $28,981.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Income Fund and Strategic Advisers Fidelity Core Income Fund were the owners of record of approximately 40% and 60%, respectively of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Total Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period October 25, 2018 (commencement of operations) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period October 25, 2018 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 278 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity SAI Total Bond Fund	.31%
Actual		$1,000.00	$1,037.60	$1.59
Hypothetical-C		$1,000.00	$1,023.58	$1.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Total Bond Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2020, a distribution of $0.365 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $305,691,886, or, if subsequently determined to be different, the net capital gain of such year.

A total of 15.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

STB-ANN-1020
1.9887627.101

Item 2.

Code of Ethics

As of the end of the period, August 31, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Series Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund and Fidelity U.S. Bond Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$67,700	$6,100	$10,700	$3,300
Fidelity Flex Short-Term Bond Fund	$67,900	$6,300	$13,400	$3,400
Fidelity Flex U.S. Bond Index Fund	$70,600	$6,100	$8,500	$3,300
Fidelity Investment Grade Bond Fund	$94,600	$8,100	$12,800	$4,400
Fidelity SAI Total Bond Fund	$108,600	$8,500	$11,100	$4,600
Fidelity Series Bond Index Fund	$85,200	$7,000	$10,900	$3,800
Fidelity Series Government Money Market Fund	$34,300	$2,800	$1,900	$1,500
Fidelity Series Investment Grade Bond Fund	$101,900	$8,900	$12,900	$4,800
Fidelity Series Short-Term Credit Fund	$61,700	$5,500	$8,800	$3,000
Fidelity Short-Term Bond Fund	$89,400	$7,700	$12,800	$4,200
Fidelity U.S. Bond Index Fund	$90,800	$7,300	$10,800	$4,000

August 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$85,000	$6,300	$3,300	$3,600
Fidelity Flex Short-Term Bond Fund	$79,000	$6,200	$5,200	$3,500
Fidelity Flex U.S. Bond Index Fund	$80,000	$6,000	$3,500	$3,500
Fidelity Investment Grade Bond Fund	$115,000	$8,300	$4,600	$4,800
Fidelity SAI Total Bond Fund	$99,000	$6,600	$4,600	$3,800
Fidelity Series Bond Index Fund	$60,000	$2,100	$4,600	$1,200
Fidelity Series Government Money Market Fund	$36,000	$2,900	$2,000	$1,700
Fidelity Series Investment Grade Bond Fund	$113,000	$9,200	$4,600	$5,300
Fidelity Series Short-Term Credit Fund	$72,000	$5,700	$3,300	$3,300
Fidelity Short-Term Bond Fund	$107,000	$8,000	$4,600	$4,600
Fidelity U.S. Bond Index Fund	$97,000	$8,000	$4,600	$4,600

A Amounts may reflect rounding.

B Fidelity SAI Total Bond Fund commenced operations on October 25, 2018 and Fidelity Series Bond Index Fund commenced operations on April 26, 2019.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Bond Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund and Fidelity Sustainability Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$48,900	$-	$9,100	$1,100
Fidelity Flex Conservative Income Bond Fund	$47,500	$-	$9,200	$1,100
Fidelity Intermediate Bond Fund	$74,400	$-	$10,200	$1,600
Fidelity Series Corporate Bond Fund	$55,600	$-	$9,300	$1,200
Fidelity Short-Term Bond Index Fund	$69,300	$-	$9,800	$1,500
Fidelity Sustainability Bond Index Fund	$66,500	$-	$9,200	$1,400

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$52,000	$100	$6,300	$1,500
Fidelity Flex Conservative Income Bond Fund	$51,000	$100	$6,400	$1,400
Fidelity Intermediate Bond Fund	$79,000	$100	$6,300	$2,200
Fidelity Series Corporate Bond Fund	$59,000	$100	$6,500	$1,600
Fidelity Short-Term Bond Index Fund	$74,000	$100	$6,300	$1,900
Fidelity Sustainability Bond Index Fund	$70,000	$100	$6,600	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2020A	August 31, 2019A,B
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Total Bond Fund and Fidelity Series Bond Index Funds’ commencement of operations.

Services Billed by Deloitte Entities

	August 31, 2020A	August 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2020A	August 31, 2019A,B
PwC	$14,327,800	$12,725,000
Deloitte Entities	$569,300	$750,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Total Bond Fund and Fidelity Series Bond Index Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 20, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2020